Filed with the U.S. Securities and Exchange Commission on October 23, 2020
1933 Act Registration File
No. 333-187194
1940 Act File
No. 811-22811

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 46	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 48	☒
(Check appropriate box or boxes.)

BRIDGE BUILDER TRUST
(Exact Name of Registrant as Specified in Charter)

12555 Manchester Road
St. Louis, MO 63131
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area
Code: (314) 515-2000
Helge K. Lee, Secretary
Bridge Builder Trust
12555 Manchester Road
St. Louis, MO 63131
(Name and Address of Agent for Service)

Copy to:
Sean Graber, Esq.
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on October 28, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
EXPLANATORY NOTE
This Post-Effective Amendment No. 46 to the Registration Statement of the Bridge Builder Trust is being filed to annually update financial statements and provide certain other non-material
updates to the registration statement for eight series of the Trust: Bridge Builder Core Bond Fund, Bridge Builder Core Plus Bond Fund, Bridge Builder Municipal Bond Fund, Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund, and Bridge Builder International Equity Fund.

Bridge Builder Core Bond Fund
Ticker:
BBTBX
Bridge Builder Core Plus Bond Fund
Ticker:
BBCPX
Bridge Builder Municipal Bond Fund
Ticker:
BBMUX
Bridge Builder Large Cap Growth Fund
Ticker:
BBGLX
Bridge Builder Large Cap Value Fund
Ticker:
BBVLX
Bridge Builder Small/Mid Cap Growth Fund
Ticker:
BBGSX
Bridge Builder Small/Mid Cap Value Fund
Ticker:
BBVSX
Bridge Builder International Equity Fund
Ticker:
BBIEX
PROSPECTUS
October 28, 2020
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Beginning on February 22, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your Edward Jones financial advisor or from the Fund. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Edward Jones clients investing in a Fund through Edward Jones Advisory Solutions
®
may elect to receive shareholder reports and other communications from the Fund electronically by contacting their Edward Jones financial advisor. If you are one of the few direct Fund investors, you may elect to receive shareholder reports and other communications from a Fund electronically by sending an email request to bridgebuilder30e3@edwardjones.com.
You may elect to receive all future reports in paper free of charge. If you are an Edward Jones client investing in a Fund through Edward Jones Advisory Solutions
®
, you should contact your Edward Jones financial advisor to request that you continue to receive paper copies of your shareholder reports, and your election to receive reports in paper will apply to all funds held within your Edward Jones account, including the Bridge Builder Mutual Funds. If you are one of the few direct Fund investors, you can inform a Fund that you wish to continue receiving paper copies of your shareholder reports by sending an email request to bridgebuilder30e3@edwardjones.com, and your election to receive reports in paper will apply only to all of the Bridge Builder Mutual Funds.

SUMMARY SECTION
Bridge Builder Core Bond Fund
Investment Objective
The investment objective of the Bridge Builder Core Bond Fund (the “Fund” or the “Core Bond Fund”) is to provide total return (capital appreciation plus income).
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.32%
Distribution and Service (12b-1) Fees	None
Other Expenses (2)	0.02%

Total Annual Fund Operating Expenses	0.34%
Less Fee Waivers (1)	(0.21)%

Net Annual Fund Operating Expenses	0.13%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2021, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers.
This contractual agreement may only be changed or eliminated before October 28, 2021 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2021). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$13	$88	$170	$410
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities and other instruments, such as derivatives and certain investment companies (see below), with economic characteristics similar to fixed income securities. The Fund’s assets are allocated across different fixed-income market sectors and maturities. Most of the Fund’s investments are fixed-income securities issued or guaranteed by the U.S. government or its agencies, corporate bonds, asset-backed securities

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(“ABS”), privately-issued securities (e.g., Rule 144A securities), floating rate securities, and mortgage-related and mortgage-backed securities (“MBS”), including pass-through securities, collateralized mortgage obligations (“CMOs”), adjustable rate mortgage securities (“ARMs”), interest-only securities (“IOs”), principal-only securities (“POs”), inverse floaters, privately-issued MBS, commercial MBS (“CMBS”) and mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.
The Fund will invest primarily in securities denominated in U.S. dollars. The Fund may invest in securities issued by foreign entities, including emerging market securities, and obligations of
non-U.S.
governments or their subdivisions, agencies and government-sponsored enterprises. The Fund may also invest in other investment companies, including other open-end
or
closed-end
investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may invest in futures, primarily interest rate and U.S. Treasury futures, and swaps, primarily interest rate swaps. The Fund may buy or sell futures or swaps to gain or hedge exposure to risk factors or to alter the Fund’s investment characteristics.
The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers
that will be retained by the Adviser (each a
“Sub-adviser”).
Each
Sub-adviser
may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets. The Fund is designed to allow managers to invest in various fixed income market sectors.
Portfolio securities may be sold at any time. Sales may occur when a
Sub-adviser
seeks to take advantage of what a
Sub-adviser
considers to be a better investment opportunity, when a
Sub-adviser
believes the portfolio securities no longer represent relatively attractive investment opportunities, when a
Sub-adviser
perceives deterioration in the credit fundamentals of the issuer, or when a
Sub-adviser
believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.
The Adviser is responsible for determining the amount of Fund assets allocated to each
Sub-adviser.
The Adviser may allocate Fund assets to the following
Sub-advisers:
Robert W. Baird & Co., Inc. (“Baird”), J.P. Morgan Investment Management Inc. (“JPMIM”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), and PGIM, Inc. (“PGIM”). The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.
Baird’s Principal Investment Strategies
Baird utilizes a structured, risk-controlled philosophy with a disciplined duration neutral approach to invest its allocated portion of the Fund’s assets. Baird will normally invest in U.S. government and other public sector entities, ABS and MBS of U.S. and U.S. dollar-denominated foreign issuers, and corporate debt of U.S. and foreign issuers.
JPMIM’s Principal Investment Strategies
JPMIM incorporates a
bottom-up,
value-oriented approach in managing its allocated portion of the Fund’s assets. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles. JPMIM is value-oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, and the complex legal and technical structure of the transaction.
Loomis Sayles’ Principal Investment Strategies
Loomis Sayles’ investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Loomis Sayles’

2

objective with respect to its allocated portion is to consistently outperform, over time, a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable fixed income market, including Treasury securities, government-related and corporate securities, MBS, ABS, and CMBS.
Under normal circumstances, Loomis Sayles will seek to invest in U.S. dollar-denominated, investment grade fixed income securities, including Treasury securities; agency securities; credit; MBS, ABS and CMBS; corporate bonds issued by U.S. and foreign companies; and mortgage dollar rolls.
PGIM’s Principal Investment Strategies
PGIM’s strategy is based on the philosophy that research-driven security selection is the most consistent strategy for adding value to client portfolios. PGIM complements that base strategy with modest sector rotation, duration management, and disciplined trade execution. PGIM uses a team approach to attempt to add value by tilting toward fixed income sectors that it believes are attractive and by utilizing its extensive research capabilities to choose attractive fixed-income securities within sectors.
In managing the Fund’s assets, PGIM uses a combination of
top-down
economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top down economic analysis, PGIM develops views on economic, policy and market trends. In its bottom up research, PGIM develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. PGIM may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. PGIM may invest in a security based upon the expected total return rather than the yield of such security.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first five risks, although the order of the risk factors does not indicate the significance of any particular risk factor.

●
Market Risk.
The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, and recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

●
Interest Rate Risk.
The value of fixed income securities may decline because of increases in interest rates or rise because of decreases in interest rates. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with shorter duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a five-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation indexed bonds may experience greater loss than other fixed income securities with similar durations.

3

●
Credit Risk.
Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

●
Asset-Backed, Mortgage-Related, and Mortgage-Backed Securities Risk.
Borrowers may default on the obligations that underlie ABS, mortgage-related securities, and MBS. During periods of rising interest rates, the Fund may be subject to extension risk and may receive principal later than it had expected, causing the Fund to experience additional volatility. During periods of falling interest rates, ABS, mortgage-related securities, and MBS may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. CMOs, MBS, ARMs, IOs, POs, and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities. The impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment
of loans) may result in a reduction in the value of the security. The risk of default, as described under “Credit Risk,” for privately-issued and sub-prime
mortgages is generally higher than for other types of MBS. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

●	Active Management Risk. The Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
Corporate Debt Securities Risk.
Corporate debt securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

●
Counterparty Risk.
When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●	Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

●
Derivatives Risk.
An investment in derivatives (such as futures contracts and swaps) may not perform as anticipated by the
Sub-advisers,
may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment, or when used for hedging purposes, the contract may not provide the anticipated protection, causing the Fund to lose money on both the contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below. The Fund’s use of swaps is also subject to counterparty risk, which is described above.

●
Floating Rate Securities Risk.
The Fund may invest in obligations with interest rates that are reset periodically. Although the prices of floating rate securities are generally less sensitive to interest rate changes than comparable quality fixed rate instruments, the value of floating rate securities may decline if the floating rate securities’ interest rates do not rise as quickly, or as much, as general interest rates.

●
Foreign Securities Risk (including Emerging Markets Risk).
The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets. The risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.

4

●
Investment Company and Exchange Traded Fund Risk.
An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk.
There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

●
LIBOR Replacement Risk.
The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (“LIBOR”) rates after 2021. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

●
Liquidity Risk.
Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Mortgage Dollar Roll Risk.
The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes. Mortgage dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a
Sub-adviser’s
ability to correctly predict interest rates and prepayments.

●
Multi-Manager and Multi-Style Management Risk.
The Fund allocates its assets to multiple
Sub-advisers
believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different
Sub-advisers
using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple
Sub-advisers
purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain
Sub-advisers
may be purchasing securities at the same time other
Sub-advisers
may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●
Portfolio Turnover Risk.
The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

●
Prepayment and Extension Risk.
When interest rates fall, issuers of high interest debt obligations, as well as issuers of callable bonds, may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

5

●
Privately Issued Securities Risk.
Investment in privately placed securities (
e.g.,
Rule 144A securities) may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies with securities that are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

●
Redemption Risk.
The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Regulatory and Judicial Risk.
The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions, which could have a substantial adverse effect on the Fund’s performance.

●
Reinvestment Risk.
Cash flows from fixed income securities are generally reinvested at prevailing market rates. A decline in market rates could adversely affect the Fund’s ability to meet its investment objective.

●
Sovereign Debt Risk.
Investments in
non-U.S.
sovereign debt securities can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner.

●
U.S. Government Securities Risk.
U.S. government obligations are affected by changes or expected changes in interest rates, among other things. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, such obligations are still subject to credit risk. Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Moreover, some securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to provide financial support to certain of these debt obligations, but no assurance can be given that the U.S. government will do so.

●
When-Issued, Delayed Delivery, and Forward Commitment Transactions Risk.
When-issued transactions, delayed delivery purchases, and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. These transactions are also subject to counterparty risk, which is described above.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year
performance and the table shows how the Fund’s average annual total returns for one and five years and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions
®
(“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

6

Year-by-Year
Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended March 31, 2019)	3.16%
Lowest (quarter ended December 31, 2016)	-2.96%
The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/20 to 9/30/20 was 7.50%.
Average Annual Total Returns
After-tax
returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax
returns depend on the investor’s tax situation and may differ from those shown. The after-tax
returns shown are not relevant to investors who hold their shares through tax-deferred
arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Return as of December 31, 2019
	1 Year	5 Years	Since Inception (10/28/13)

Return Before Taxes	9.14%	3.46%	3.59%

Return After Taxes on Distributions	7.64%	2.17%	2.35%

Return After Taxes on Distributions and Sale of Fund Shares	5.40%	2.07%	2.19%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.26%
The Bloomberg Barclays U.S. Aggregate Bond Index measures the broad market for U.S. dollar-denominated investment grade fixed-rate taxable bond market. Index returns reflect the change in value, principal payments and interest of bonds in the index. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
Fund Management
Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

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Sub-advisers
and Portfolio Managers
The Adviser may allocate Fund assets for each investment strategy to the following
Sub-advisers,
which allocations may be adjusted at any time.

Baird
Portfolio Managers	Position with Baird	Length of Service to the Fund
Mary Ellen Stanek, CFA	Managing Director, Chief Investment Officer	Since Inception
Charles B. Groeschell	Managing Director, Deputy Chief Investment Officer	Since Inception
Warren D. Pierson, CFA	Managing Director, Deputy Chief Investment Officer	Since Inception
Jay E. Schwister, CFA	Managing Director, Director of Research, and Senior Portfolio Manager	Since Inception
M. Sharon deGuzman	Managing Director, Senior Portfolio Manager	Since Inception
Meghan H. Dean, CFA	Managing Director, Senior Portfolio Manager	Since October 2020
Jeffrey L. Schrom, CFA	Managing Director, Senior Portfolio Manager	Since October 2020
Daniel L. Tranchita, CFA	Managing Director, Senior Portfolio Manager	Since October 2020

JPMIM
Portfolio Managers	Position with JPMIM	Length of Service to the Fund
Richard Figuly	Managing Director	Since July 2018
Justin Rucker	Executive Director	Since October 2019

Loomis Sayles
Portfolio Manager	Position with Loomis Sayles	Length of Service to the Fund
Lynne A. Royer	Vice President, Portfolio Manager and Head of the Disciplined Alpha Team	Since July 2015

PGIM
Portfolio Managers	Position with PGIM	Length of Service to the Fund
Richard Piccirillo	Managing Director and Senior Portfolio Manager	Since Inception
Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	Since March 2014
Michael Collins, CFA	Managing Director and Senior Portfolio Manager	Since March 2014
Purchase and Sale of Fund Shares
Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), as well as current and former Trustees of the Trust. Advisory Solutions investors may purchase and sell or redeem shares only from Edward Jones through Advisory Solutions. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.
Tax Information
The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred
arrangements may be taxed later upon withdrawal of assets from those accounts.

8

SUMMARY SECTION
Bridge Builder Core Plus Bond Fund
Investment Objective
The investment objective of the Bridge Builder Core Plus Bond Fund (the “Fund” or the “Core Plus Bond Fund”) is to provide total return (capital appreciation plus income).
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.36%
Distribution and Service (12b-1) Fees	None
Other Expenses (2)	0.03%

Total Annual Fund Operating Expenses	0.39%
Less Waivers (1)	(0.23)%

Net Annual Fund Operating Expenses	0.16%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2021, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers.
This contractual agreement may only be changed or eliminated before October 28, 2021 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2021). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$102	$196	$470
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 164% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities of any maturity or duration and other instruments, such as derivatives, with economic characteristics similar to fixed income securities, and certain investment companies that seek to track the performance of fixed income securities. The Fund’s assets are allocated across different fixed income market sectors and maturities. Most of the Fund’s investments are in fixed income securities issued or guaranteed by the U.S.

9

government or its agencies, corporate bonds, asset-backed securities (“ABS”), privately-issued securities (
e.g.
, Rule 144A securities), floating rate securities, and mortgage-related and mortgage-backed securities (“MBS”), including pass-through securities, collateralized mortgage obligations (“CMOs”), adjustable rate mortgage securities (“ARMs”), interest-only securities (“IOs”), principal-only securities (“POs”), inverse floaters, sub-prime
MBS, privately-issued MBS, commercial MBS (“CMBS”), and mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.
The Fund also invests, under normal market conditions, in a “plus” portfolio of high yield securities deemed below investment grade, also known as “junk bonds,” or in unrated securities that a sub-adviser
believes are of comparable quality to instruments that are so rated. The Fund’s investments in junk bonds may include bonds in default. The Fund considers investment grade securities to be those securities that are rated at or above Baa3 by Moody’s Investors Service, Inc. (“Moody’s”),
BBB-
by Standard & Poor’s Corporation (“S&P”), or an equivalent rating by another nationally recognized securities rating organization (“NRSRO”), or securities that are unrated but deemed by a sub-adviser
to be comparable in quality to instruments that are so rated.
The Fund may invest in securities issued by foreign entities, including emerging market securities, and obligations of
non-U.S.
governments or their subdivisions, agencies and government-sponsored enterprises. In addition, the Fund may invest in a variety of loans, including bank loans, bridge loans, debtor-in-possession
loans and mezzanine loans. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. The Fund may also invest in other investment companies, including other open-end
or
closed-end
investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may invest in futures, primarily interest rate and U.S. Treasury futures, and in swaps, including interest rate, credit default, total return, and currency swaps. In addition, the Fund may invest in forward contracts. The Fund may buy or sell futures, swaps, or forward contracts to gain or hedge exposure to risk factors or alter the portfolio’s investment characteristics.
The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers
that will be retained by the Adviser (each a
“Sub-adviser”).
Each
Sub-adviser
may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Fund is designed to allow managers to invest in various fixed income market sectors.
Portfolio securities may be sold at any time. Sales may occur when a
Sub-adviser
seeks to take advantage of what a
Sub-adviser
considers to be a better investment opportunity, when a
Sub-adviser
believes the portfolio securities no longer represent relatively attractive investment opportunities, when a
Sub-adviser
perceives deterioration in the credit fundamentals of the issuer, or when a
Sub-adviser
believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.
The Adviser is responsible for determining the amount of Fund assets allocated to each
Sub-adviser.
The Adviser may allocate Fund assets to the following
Sub-advisers:
Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Metropolitan West Asset Management, LLC (“MetWest”), Pacific Investment Management Company LLC (“PIMCO”), and T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.
Loomis Sayles’ Principal Investment Strategies
Three themes typically drive Loomis Sayles’ investment approach with respect to its allocated portion of the Fund’s assets. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, Loomis Sayles may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. Loomis Sayles relies primarily on issue selection as the key driver to investment performance. Loomis

10

Sayles will manage the interest rate risks in the portfolio but believes that anticipating changes in rate levels is not the primary source of added value. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns in comparison to these securities’ risks. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
MetWest’s Principal Investment Strategies
MetWest seeks to maximize current income and pursues above average total return consistent with prudent investment management over a full market cycle. MetWest employs a value-oriented fixed income management philosophy and an investment process predicated on a long-term economic outlook, which is determined by the investment team on a quarterly basis and is reviewed constantly. Investments are characterized by diversification among the sectors of the fixed income marketplace. The investment management team seeks to achieve the desired outperformance through the measured and disciplined application of five fixed income management strategies which include duration management, yield curve positioning, sector allocation, security selection, and opportunistic execution.
PIMCO’s Principal Investment Strategies
In selecting securities for its allocated portion of the Fund’s assets, PIMCO seeks to achieve the Fund’s investment objectives by investing in a multi-sector portfolio of Fixed Income Instruments (as defined below) of varying maturities, which may be represented by derivatives, such as forwards, futures contracts, or swap agreements. “Fixed Income Instruments” for purposes of PIMCO’s principal investment strategies include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and
non-U.S.
issuers, including convertible securities and corporate commercial paper; MBS and other ABS; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on Fixed Income Instruments; obligations of
non-U.S.
governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities, debt securities and other similar instruments issued by various U.S. and
non-U.S.
public- or private-sector entities. PIMCO may seek to obtain market exposure to these Fixed Income Instruments by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). PIMCO will seek maximum total return, consistent with preservation of capital and prudent investment management by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies.
T. Rowe Price’s Principal Investment Strategies
T. Rowe Price’s active investment approach emphasizes the value of in-depth
fundamental research, diversification, and risk management practices. With respect to its allocated portion of the Fund’s assets, T. Rowe Price’s strategy integrates top-down
sector allocation with
bottom-up
security selection in pursuit of the Fund’s investment objective. T. Rowe Price actively manages exposure to U.S. dollar-denominated investment-grade fixed income markets and maintains a modest allocation to high yield and non-dollar-denominated
securities. T. Rowe Price invests primarily in income-producing fixed income securities that possess what the
Sub-Adviser
believes are favorable total return (income plus increases in market value) characteristics.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first five risks, although the order of the risk factors does not indicate the significance of any particular risk factor.

●
Market Risk.
The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other

11

types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, and recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

●
Interest Rate Risk.
The value of fixed income securities may decline because of increases in interest rates or rise because of decreases in interest rates. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with shorter duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a five-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1% holding other factors constant. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation indexed bonds may experience greater losses than other fixed income securities with similar durations.

●
Credit Risk.
Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond. Credit risk for high yield securities, or “junk” bonds, is greater than for higher-rated securities.

●
Derivatives Risk
An investment in derivatives (such as swaps, forward contracts, futures contracts, and structured notes) may not perform as anticipated by the
Sub-advisers,
may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment, or when used for hedging purposes, the contract may not provide the anticipated protection, causing the Fund to lose money on both the contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below. The Fund’s use of swaps and forward contracts is also subject to the risk that the counterparty to the swap and forward contract will default or otherwise fail to honor its obligations.

●	Active Management Risk. The Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
Asset-Backed, Mortgage-Related, and Mortgage-Backed Securities Risk.
Borrowers may default on the obligations that underlie ABS, mortgage-related securities, and MBS. During periods of rising interest rates, the Fund may be subject to extension risk and may receive principal later than it had expected, causing the Fund to experience additional volatility. During periods of falling interest rates, ABS, mortgage-related securities, and MBS may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. CMOs, MBS, ARMs, IOs, POs, and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities. The impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment
of loans) may result in a reduction in the value of the security. The risk of default, as described under “Credit Risk,” for privately-issued and sub-prime
mortgages is generally higher

12

than for other types of MBS. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

●
Convertible Securities Risk.
The value of a convertible security will generally decline as interest rates increase and increase as interest rates decline. Convertible securities are also subject to credit risk. In addition, because convertible securities are generally convertible to the issuer’s common stock, convertible security prices will normally fluctuate as prices of the common stock increase or decline.

●
Corporate Debt Securities Risk.
Corporate debt securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

●
Counterparty Risk.
When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●	Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

●
Floating Rate Securities Risk.
The Fund may invest in obligations with interest rates that are reset periodically. Although the prices of floating rate securities are generally less sensitive to interest rate changes than comparable quality fixed rate instruments, the value of floating rate securities may decline if the floating rate securities’ interest rates do not rise as quickly, or as much, as general interest rates.

●
Foreign Securities Risk (including Emerging Markets Risk).
The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets. The risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.

●
High Yield Securities Risk.
High yield, or “junk,” securities involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. High yield securities also may be less liquid than higher quality investments. These securities may offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

●
Investment Company and Exchange Traded Fund Risk.
An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk.
There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

●
LIBOR Replacement Risk.
The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (“LIBOR”) rates after 2021. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies,

13

including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

●
Liquidity Risk.
Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Loan Risk.
Bank loans (including through both assignments and participations) often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Loans typically have less liquidity than investment grade bonds and there may be less public information available about them as compared to bonds. The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

●
Mortgage Dollar Roll Risk.
The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes. Mortgage dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a
Sub-adviser’s
ability to correctly predict interest rates and prepayments.

●
Multi-Manager and Multi-Style Management Risk.
The Fund allocates its assets to multiple
Sub-advisers
believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different
Sub-advisers
using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple
Sub-advisers
purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain
Sub-advisers
may be purchasing securities at the same time other
Sub-advisers
may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●
Portfolio Turnover Risk.
The Fund may buy and sell investments frequently resulting in higher transaction costs, including brokerage commissions. Frequent transactions may increase the amount of capital gains (in particular, short-term gains) realized by the Fund and shareholders may pay tax on such capital gains.

●
Prepayment and Extension Risk.
When interest rates fall, issuers of high interest debt obligations, as well as issuers of callable bonds, may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

●
Privately Issued Securities Risk.
Investments in privately issued securities (
e.g.
, Rule 144A securities) may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies with securities that are not publicly traded are not subject to the disclosure and other investor protection requirements that might be applicable if the securities were publicly traded.

14

●
Redemption Risk.
The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Regulatory and Judicial Risk.
The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory and judicial actions which could have a substantial adverse effect on the Fund’s performance.

●
Reinvestment Risk.
Cash flows from fixed income securities are generally reinvested at current market rates. A decline in market rates may result in less attractive reinvestment opportunities and affect the Fund’s ability to meet its investment objective.

●
Sovereign Debt Risk.
Investments in
non-U.S.
sovereign debt securities can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner.

●
Trust Preferred and Bank Capital Securities Risk.
Trust preferred securities (and bank capital securities that take the form of trust preferred securities) are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, due to the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. Such risks include increased credit risk and market value volatility, as well as the risk that a Fund may have to liquidate other investments in order to satisfy the distribution requirements applicable to regulated investment companies if the trust preferred security or the subordinated debt is treated as an original issue discount obligation, and thereby causes the Fund to accrue interest income without receiving corresponding cash payments. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

●
U.S. Government Securities Risk.
U.S. government obligations are affected by changes or expected changes in interest rates, among other things. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, such obligations are still subject to credit risk. Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Moreover, some securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to provide financial support to certain of these debt obligations, but no assurance can be given that the U.S. government will do so.

●
When-Issued, Delayed Delivery, and Forward Commitment Transactions Risk.
When-issued transactions, delayed delivery purchases, and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not anticipate future gains or losses with respect to the security. These transactions are also subject to counterparty risk, which is described above.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year
performance and the table shows how the Fund’s average annual total returns for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions
®
(“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

15

Year-by-Year
Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended March 31, 2019)	3.49%
Lowest (quarter ended December 31, 2016)	-2.65%
The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/20 to 9/30/20 was 7.23%.

Average Annual Total Return as of December 31, 2019
	1 Year	Since Inception (7/13/15)

Return Before Taxes	9.38%	3.86%

Return After Taxes on Distributions	7.19%	2.40%

Return After Taxes on Distributions and Sale of Fund Shares	5.57%	2.31%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.52%
The Bloomberg Barclays U.S. Aggregate Bond Index measures the broad market for U.S. dollar-denominated investment grade fixed-rate taxable bond market. Index returns reflect the change in value, principal payments and interest of bonds in the index. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
Fund Management
Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

16

Sub-advisers
and Portfolio Managers
The Adviser may allocate Fund assets for each investment strategy to the following
Sub-advisers,
which allocations may be adjusted at any time:

Loomis Sayles
Portfolio Managers	Position with Loomis Sayles	Length of Service to the Fund
Matthew J. Eagan, CFA	Executive Vice President and Portfolio Manager	Since Inception
Daniel J. Fuss, CFA, CIC	Vice Chairman, Director and Portfolio Manager	Since Inception
Brian P. Kennedy	Vice President and Portfolio Manager	Since Inception
Elaine M. Stokes	Executive Vice President and Portfolio Manager	Since Inception

MetWest
Portfolio Managers	Position with MetWest	Length of Service to the Fund
Tad Rivelle	Chief Investment Officer, Generalist Portfolio Manager	Since Inception
Laird Landmann	President, Generalist Portfolio Manager	Since Inception
Stephen Kane, CFA	Group Managing Director, Generalist Portfolio Manager	Since Inception
Bryan Whalen, CFA	Group Managing Director, Generalist Portfolio Manager	Since Inception

PIMCO
Portfolio Managers	Position with PIMCO	Length of Service to the Fund
Alfred Murata	Managing Director and Portfolio Manager	Since May 2017
Daniel Ivascyn	Group Chief Investment Officer, Managing Director and Portfolio Manager	Since May 2017

T. Rowe Price
Portfolio Managers	Position with T. Rowe Price	Length of Service to the Fund
Brian J. Brennan, CFA	Vice President and Portfolio Manager	Since Inception
Stephen L. Bartolini, CFA	Vice President, Portfolio Manager, and Chairman of Investment Advisory Committee	Since January 2018
Purchase and Sale of Fund Shares
Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), as well as current and former Trustees of the Trust. Advisory Solutions investors may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.
Tax Information
The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred
arrangements may be taxed later upon withdrawal of assets from those accounts.

17

SUMMARY SECTION
Bridge Builder Municipal Bond Fund
Investment Objective
The investment objective of the Bridge Builder Municipal Bond Fund (the “Fund” or the “Municipal Bond Fund”) is to provide current income exempt from federal tax, with a secondary goal of preservation of investment principal.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.36%
Distribution and Service (12b-1) Fees	None
Other Expenses (2)	0.02%

Total Annual Fund Operating Expenses	0.38%
Less Waivers (1)	(0.22)%

Net Annual Fund Operating Expenses	0.16%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2021, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers.
This contractual agreement may only be changed or eliminated before October 28, 2021 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2021). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$100	$191	$459
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in municipal securities of any maturity or duration whose interest is exempt from federal income tax. These municipal securities include debt obligations issued by or on behalf of a state or local entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for certain

18

non-corporate
taxpayers subject to the federal alternative minimum tax (“Federal AMT”)). Municipal securities may be obligations of a variety of issuers, including state or local entities or other qualifying issuers. Issuers may be states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities.
The Fund invests in municipal securities financing projects such as those relating to education, health care, and transportation. The Fund invests in municipal securities rated below investment grade, also known as “junk bonds,” or in unrated municipal securities that a sub-adviser of the Fund believes are of comparable quality. Investment grade securities are those securities that are rated at or above Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by Standard & Poor’s Corporation (“S&P”), or an equivalent rating by another nationally recognized securities rating organization (“NRSRO”), or securities that are unrated but deemed by the sub-adviser to be comparable in quality to instruments that are so rated. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). The Fund also invests in U.S. Treasury futures and may buy or sell futures to hedge exposure to risk factors, for speculative purposes or as a substitute for investing in conventional fixed income securities. In addition, the Fund may invest in privately issued securities (e.g., Rule 144A securities) and other investment companies, including open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.
The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.
Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, or when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities. A Sub-adviser may also sell portfolio securities because of deterioration in the credit fundamentals of the issuer or to readjust the duration or asset allocation of the Fund’s investment portfolio.
The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-adviser. The Adviser may allocate Fund assets to the following Sub-advisers: BlackRock Investment Management, LLC (“BlackRock”), FIAM LLC (“FIAM”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Wells Capital Management, Inc. (“WellsCap”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.
BlackRock’s Principal Investment Strategies
BlackRock takes a
top-down,
bottom-up
approach with a flexible investment framework in managing its allocated portion of the Fund’s assets. The investment process begins with setting a macro outlook and broad strategy guidelines around credit, duration, yield curve, structure, and liquidity. Portfolio management works closely with BlackRock’s credit research team to determine which sectors of the municipal market provide the most value and should be overweight and which should be underweight. Once a sector view is established, BlackRock’s credit research team works to identify securities that provide the best risk reward profile. BlackRock’s security selection process is based on its relative value outlook and the quantitative assessment of the security and portfolio. In managing its allocated portion of the Fund’s assets, BlackRock seeks total return derived primarily from coupon interest, and secondarily, capital appreciation. BlackRock will generally invest its allocated portion in investment grade municipal securities. The allocated portion will have a duration within a band of +/- 2 years of the duration of the Bloomberg Barclays Municipal Bond Index.
FIAM’s Principal Investment Strategies
FIAM uses a proprietary customized municipal bond index as a guide in structuring and selecting its investments for its allocated portion of the Fund’s assets. This index is a market value-weighted index of short to intermediate investment-grade fixed-rate municipal bonds. FIAM considers a variety of factors when selecting investments, including the credit quality of issuers, security-specific features, current valuations relative to alternatives in the market, short-term trading

19

opportunities resulting from market inefficiencies, and potential future valuations. In managing the portfolio’s exposure to various risks, including interest rate risk, FIAM also considers the market’s overall risk characteristics, current pricing of those risks, and internal views of potential future market conditions.
T. Rowe Price’s Principal Investment Strategies
T. Rowe Price’s active investment management approach emphasizes the value of in-depth
fundamental credit research, diversification and risk management practices. By using fundamental research, T. Rowe Price seeks to add value through sector weights (emphasizing higher yielding revenue bonds at the expense of state and local general obligation debt) and issue selection over a full market cycle. The goal of this approach is to build a yield advantage into the portfolio while still taking a risk-conscious approach. Risk management includes managing duration to typically remain within a
90-110%
range of the portfolio’s respective benchmark, while also focusing on striking a balance between (i) having conviction (and an overweight allocation) in certain sectors and (ii) not being disproportionately dependent on any one sector or portfolio exposure. T. Rowe Price will invest in investment grade bonds, as well as below investment grade bonds.
WellsCap’s Principal Investment Strategies
WellsCap uses a combination of
top-down
and
bottom-up
research to cover the four main elements of total return: duration management, yield curve positioning, sector and credit quality allocation, and security selection. WellsCap’s top-down
analysis involves an evaluation of macroeconomic factors that may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. WellsCap’s bottom-up
analysis, which involves intensive research into the credit fundamentals of individual issuers and the relative value of individual issues, seeks to uncover potential investment opportunities. Securities are selected based on several factors, including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, and specific demographic trends.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first five risks, although the order of the risk factors does not indicate the significance of any particular risk factor.

●
Market Risk.
The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, and recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

●
Interest Rate Risk.
The value of fixed income securities may decline because of increases in interest rates or rise because of decreases in interest rates. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with shorter duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a
5-year
duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1% holding other factors constant. A

20

low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation indexed bonds may experience greater losses than other fixed income securities with similar durations.

●
Credit Risk.
Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

●
Municipal Securities Risk.
The value of the Fund’s investments in municipal securities may be adversely affected by unfavorable legislative or political developments and economic developments that impact the financial condition of municipal issuers. For example, a credit rating downgrade, bond default, or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of many or all municipal obligations of that state or territory. Additionally, the relative amount of publicly available information about the financial condition of municipal securities issuers is generally less than that for corporate securities.

●	Active Management Risk. The Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
Counterparty Risk.
When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Derivatives Risk.
An investment in derivatives (such as futures contracts) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment, or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below.

●
High Yield Securities Risk.
High yield, or “junk,” securities involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of these securities is speculative. High-yield securities also may be less liquid than higher quality investments. These securities may offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

●
Investment Company and Exchange-Traded Fund Risk.
An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk.
There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives or strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

21

●
LIBOR Replacement Risk.
The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (“LIBOR”) rates after 2021. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

●
Liquidity Risk.
Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Multi-Manager and Multi-Style Management Risk.
The Fund allocates its assets to multiple
sub-advisers
believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple
Sub-
advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.

●
Municipal Housing Revenue Bond Risk.
Borrowers may default on the obligations that underlie investments in municipal housing revenue bonds. Such an impairment of the value of the collateral underlying a security in which the Fund invests may result in a reduction in the value of the security itself. The structure of some of these securities may be complex and there may be less available information than other types of municipal securities.

●
Prepayment and Extension Risk.
When interest rates fall, issuers of high interest debt obligations, as well as issuers of callable bonds, may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

●
Private Activity Bonds Risk.
Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond and the issuing authority does not pledge its full faith, credit, and taxing power for repayment. The private enterprise can have a substantially different credit profile than the municipality or public authority. The Fund’s investments in private activity bonds may subject certain non-corporate
shareholders to the Federal AMT.

●
Privately Issued Securities Risk.
Investment in privately issued securities (e.g., Rule 144A securities) may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies with securities that are not publicly traded are not subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

●
Redemption Risk.
The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for redemption requests for a greater number of shares or redemption requests during adverse market conditions.

22

●
Regulatory and Judicial Risk.
The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance.

●
Reinvestment Risk.
Cash flows from fixed income securities are generally reinvested at current market rates. A decline in market rates may result in less attractive reinvestment opportunities and affect the Fund’s ability to meet its investment objective.

●
Tax and Federal AMT Risk
. The Fund will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bond obligations and payments under tax-exempt derivative securities. Neither the Fund nor its Adviser or Sub-advisers will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities. The Fund invests in bonds subject to the Federal AMT applicable to non-corporate
shareholders. Shareholders subject to the Federal AMT will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their Federal AMT. The Fund may not be a suitable investment for individual retirement accounts and other tax-deferred
arrangements.

●
When-Issued, Delayed Delivery, and Forward Commitment Transactions Risk.
When-issued transactions, delayed delivery purchases, and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. These transactions are also subject to counterparty risk, which is described above.

●
U.S. Government Securities Risk.
U.S. government obligations are affected by changes or expected changes in interest rates, among other things. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are still subject to credit risk. Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Moreover, some securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to provide financial support to certain of these debt obligations, but no assurance can be given that the U.S. government will do so.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year
performance and the table shows how the Fund’s average annual total returns for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions
®
(“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

23

Year-by-Year
Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended March 31, 2019)	2.76%
Lowest (quarter ended December 31, 2016)	-3.31%
The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/20 to 9/30/20 was 2.09%.

Average Annual Total Return as of December 31, 2019
	1 Year	Since Inception (9/14/15)

Return Before Taxes	7.12%	3.53%

Return After Taxes on Distributions	7.10%	3.50%

Return After Taxes on Distributions and Sale of Fund Shares	5.31%	3.21%
Bloomberg Barclays Municipal 1-15 Year Index (reflects no deduction for fees, expenses or taxes)	6.44%	3.31%
The Bloomberg Barclays Municipal
1-15
Year Index is a subset of the Bloomberg Barclays Municipal Bond Index covering only maturities between 1 and 17 years. The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of tax-exempt
bonds with maturities greater than one year and a minimum credit rating of Baa. Index returns reflect the change in value, principal payments and interest of bonds in the index. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
Fund Management
Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

24

Sub-advisers and Portfolio Managers
The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Walter O’Connor, CFA	Managing Director	Since October 2018
Michael Kalinoski, CFA	Director	Since October 2018
Kevin Maloney, CFA	Vice President	Since October 2018

FIAM
Portfolio Managers	Position with FIAM	Length of Service to the Fund
Cormac Cullen	Portfolio Manager	Since October 2017
Michael Maka	Portfolio Manager	Since March 2020
Elizah McLaughlin	Portfolio Manager	Since September 2018

T. Rowe Price
Portfolio Manager	Position with T. Rowe Price	Length of Service to the Fund
James M. Murphy, CFA	Vice President, Portfolio Manager, Chairman of Investment Advisory Committee	Since Inception

WellsCap
Portfolio Managers	Position with WellsCap	Length of Service to the Fund
Robert J. Miller	Senior Portfolio Manager	Since Inception
Adrian Van Poppel	Senior Portfolio Manager	Since April 2019
Bruce R. Johns	Portfolio Manager	Since April 2019
Purchase and Sale of Fund Shares
Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), as well as current and former Trustees of the Trust. Advisory Solutions investors may purchase Fund shares only from Edward Jones through Advisory Solutions. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. Orders to sell or redeem shares must be placed directly with Edward Jones or your local Edward Jones financial advisor. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.
Tax Information
The Fund generally intends to distribute income that is exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to the Federal AMT for non-corporate
shareholders, federal income, or capital gains taxation. The Fund may not be a suitable investment for individual retirement accounts and other tax-deferred
arrangements.

25

SUMMARY SECTION
Bridge Builder Large Cap Growth Fund
Investment Objective
The investment objective of Bridge Builder Large Cap Growth Fund (the “Fund” or the “Large Cap Growth Fund”) is to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.44%
Distribution and Service (12b-1) Fees	None
Other Expenses (2)	0.02%

Total Annual Fund Operating Expenses	0.46%
Less Waivers (1)	(0.24)%

Net Annual Fund Operating Expenses	0.22%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2021, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers.
This contractual agreement may only be changed or eliminated before October 28, 2021 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2021). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$23	$123	$234	$556
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below) that seek to track the performance of securities of large capitalization companies. The Fund defines large capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell 1000
®
Index (as of July 1, 2020, companies with capitalizations of at least

26

approximately $1.8 billion). The market capitalization of the companies included in the Russell 1000
®
Index will change with market conditions. While the Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end
or
closed-end
investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. From time to time, the Fund may also buy or sell derivatives, principally futures contracts for cash equitization purposes. From time to time, the Fund may also focus its investments in a particular sector, such as the information technology sector. The Fund follows an investing style that favors growth investments.
The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers
that will be retained by the Adviser (each a
“Sub-adviser”).
Each
Sub-adviser
may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.
Portfolio securities may be sold at any time. Sales may occur when a
Sub-adviser
seeks to take advantage of what a
Sub-adviser
considers to be a better investment opportunity, when a
Sub-adviser
believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a
Sub-adviser
believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Fund’s investment portfolio.
The Adviser is responsible for determining the amount of Fund assets to allocate to each
Sub-adviser.
The Adviser may allocate Fund assets for each investment strategy to the following
Sub-advisers:
BlackRock Investment Management, LLC (“BlackRock”); Jennison Associates LLC (“Jennison”); Lazard Asset Management LLC (“Lazard”); and Sustainable Growth Advisers, LP (“SGA”). The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.
BlackRock’s Principal Investment Strategies
BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. The criterion for the selection of investments is the Russell 1000
®
Growth Index.
Jennison’s Principal Investment Strategies
Jennison seeks to invest in large capitalization securities whose price will increase over the long term. It invests in equity and equity-related securities of companies that it believes have strong capital appreciation potential. In deciding which equities to buy, Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Jennison’s confidence in potential issuer earnings is an important part of the selection process. Jennison evaluates a company’s value by examining fundamental metrics such as price to forward earnings, price to book value, price to sales, and enterprise value to earnings before interest, taxes, depreciation, and amortization.
Lazard’s Principal Investment Strategies
Lazard invests primarily in equity securities, principally common stocks, of U.S. companies that Lazard believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. Although Lazard generally focuses on large capitalization companies, the market capitalizations of issuers in which Lazard invests may vary with market conditions, and Lazard also may invest in medium capitalization and small capitalization companies.

27

SGA’s Principal Investment Strategies
SGA uses an investment process to identify large capitalization companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA seeks to identify companies that exhibit characteristics such as pricing power, repeat revenue streams, and global reach that, in SGA’s judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up
stock selection approach. SGA selects investments that it believes have superior long-term earnings prospects and attractive valuation. SGA seeks to sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first five risks, although the order of the risk factors does not indicate the significance of any particular risk factor.

●
Market Risk.
The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, and recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

●
Equity Risk.
The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
Larger Company Risk.
Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
Growth Style Risk.
The Fund is managed primarily in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

●
American Depositary Receipts or Global Depositary Receipts Risk.
ADRs and GDRs have the same currency and economic risks as the underlying
non-U.S.
securities they represent. They are affected by the risks associated with
non-U.S.
securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Counterparty Risk.
When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

28

●
Currency Risk.
As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

●
Derivatives Risk.
An investment in derivatives (such as futures contracts) may not perform as anticipated by the
Sub-advisers,
may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below.

●
Foreign Securities Risk.
The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

●
Investment Company and Exchange Traded Fund Risk.
An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk.
There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

●
LIBOR Replacement Risk.
The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (“LIBOR”) rates after 2021. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

●
Liquidity Risk.
Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Multi-Manager and Multi-Style Management Risk.
The Fund allocates its assets to multiple
Sub-advisers
believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different
Sub-advisers
using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple
Sub-advisers
purchasing

29

the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain
Sub-advisers
may be purchasing securities at the same time other
Sub-advisers
may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●
Passive Management Risk.
Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 1000
®
Growth Index, the Fund faces a risk of poor performance if the Russell 1000
®
Growth Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 1000
®
Growth Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 1000
®
Growth Index.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk.
The Fund may experience losses when selling securities to meet redemption requests. The risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Regulatory and Judicial Risk.
The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory and judicial actions which could have a substantial adverse effect on the Fund’s performance.

●
Sector Focus Risk.
Because the Fund may invest a significant portion of its assets in a particular sector, such as the information technology sector, the Fund may be more affected by events influencing this sector than a fund that is more diversified across numerous sectors.

●
Smaller Company Risk.
Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year
performance and the table shows how the Fund’s average annual total returns for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions
®
(“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

30

Year-by-Year
Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended March 31, 2019)	15.59%
Lowest (quarter ended December 31, 2018)	-13.14%
The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/20 to 9/30/20 was 20.40%.

Average Annual Total Return as of December 31, 2019
	1 Year	Since Inception (4/27/15)

Return Before Taxes	33.30%	12.52%

Return After Taxes on Distributions	32.66%	11.99%

Return After Taxes on Distributions and Sale of Fund Shares	20.17%	9.89%
Russell 1000 ® Growth Index (reflects no deduction for fees, expenses or taxes)	36.39%	14.22%
The Russell 1000
®
Growth Index measures the performance of the large- cap growth segment of the U.S. equity universe. It includes those Russell 1000
®
Index companies with higher
price-to-book
ratios and higher forecasted growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
Fund Management
Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

31

Sub-advisers
and Portfolio Managers
The Adviser may allocate Fund assets for each investment strategy to the following
Sub-advisers,
which allocations may be adjusted at any time:

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Managing Director, Senior Portfolio Manager	Since April 2016
Amy Whitelaw	Managing Director, Portfolio Manager	Since October 2019
Jennifer Hsui	Managing Director, Senior Portfolio Manager	Since October 2019
Suzanne Henige	Director, Portfolio Manager	Since May 2020

Jennison
Portfolio Managers	Position with Jennison	Length of Service to the Fund
Kathleen A. McCarragher	Managing Director	Since Inception
Blair A. Boyer	Managing Director	Since Inception

Lazard
Portfolio Managers	Position with Lazard	Length of Service to the Fund
Andrew Lacey	Portfolio Manager/Analyst	Since Inception
Martin Flood	Portfolio Manager/Analyst	Since Inception
H. Ross Seiden	Portfolio Manager/Analyst	Since September 2015
Ronald Temple, CFA	Portfolio Manager/Analyst	Since Inception
Louis Florentin-Lee	Portfolio Manager/Analyst	Since December 2018

SGA
Portfolio Managers	Position with SGA	Length of Service to the Fund
Gordon M. Marchand, CFA	Portfolio Manager/Analyst	Since Inception
Robert L. Rohn	Portfolio Manager/Analyst	Since Inception
Kishore Rao	Portfolio Manager/Analyst	Since December 2019
Purchase and Sale of Fund Shares
Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), as well as current and former Trustees of the Trust. Advisory Solutions investors may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.
Tax Information
The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred
arrangements may be taxed later upon withdrawal of assets from those accounts.

32

SUMMARY SECTION
Bridge Builder Large Cap Value Fund
Investment Objective
The investment objective of Bridge Builder Large Cap Value Fund (the “Fund” or the “Large Cap Value Fund”) is to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.44%
Distribution and Service (12b-1) Fees	None
Other Expenses (2)	0.02%

Total Annual Fund Operating Expenses	0.46%
Less Waivers (1)	(0.22)%

Net Annual Fund Operating Expenses	0.24%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2021 to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers.
This contractual agreement may only be changed or eliminated before October 28, 2021 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2021). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$25	$125	$236	$558
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below), with economic characteristics that seek to track the performance of securities of large capitalization companies. The Fund defines large capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell 1000
®
Index (as of July 1, 2020,

33

companies with capitalizations of at least approximately $1.8 billion). The market capitalization of the companies included in the Russell 1000
®
Index will change with market conditions. While the Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end
or
closed-end
investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. From time to time, the Fund may also buy or sell derivatives, principally futures contracts for cash equitization purposes. From time to time, the Fund may also focus its investments in a particular sector, such as the financials sector. The Fund follows an investing style that favors value investments.
The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers
that will be retained by the Adviser (each a
“Sub-adviser”).
Each
Sub-adviser
may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.
Portfolio securities may be sold at any time. Sales may occur when a
Sub-adviser
seeks to take advantage of what a
Sub-adviser
considers to be a better investment opportunity, when a
Sub-adviser
believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a
Sub-adviser
believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.
The Adviser is responsible for determining the amount of Fund assets to allocate to each
Sub-adviser.
The Adviser may allocate Fund assets for each investment strategy to the following
Sub-advisers:
Artisan Partners Limited Partnership (“Artisan Partners”); Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”); BlackRock Investment Management, LLC (“BlackRock”); LSV Asset Management (“LSV”); T. Rowe Price Associates, Inc. (“T. Rowe Price”); and Wellington Management Company LLP (“Wellington Management”). The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.
Artisan Partners’ Principal Investment Strategies
Artisan Partners employs a fundamental investment process to construct a diversified portfolio of equity securities across a broad capitalization range. Artisan Partners seeks to invest in companies that are undervalued, in solid financial condition, and have attractive business economics. Artisan Partners believes that companies with these characteristics are less likely to experience eroding values over the long term.
Artisan Partners values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. Artisan Partners prefers companies with an acceptable level of debt and positive cash flow. At a minimum, Artisan Partners seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders. Artisan Partners favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.
Barrow Hanley’s Principal Investment Strategies
Barrow Hanley invests primarily in large capitalization securities. Barrow Hanley’s approach to the equity market is based on the underlying philosophy that markets are inefficient. Barrow Hanley believes these inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up
basis. Barrow Hanley seeks to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. Barrow Hanley implements this strategy by seeking to construct portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (as measured by the S&P 500).

34

BlackRock’s Principal Investment Strategies
BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. The criterion for the selection of investments is the Russell 1000
®
Value Index.
LSV’s Principal Investment Strategies
LSV primarily invests in large and medium capitalization U.S. companies. LSV uses a bottom-up
investment style, seeking to identify companies that are trading at prices substantially below their intrinsic value. LSV follows an active investment strategy, focusing on using data and financial information and combining such information with the rigor of a quantitative model.
T. Rowe Price’s Principal Investment Strategies
T. Rowe Price’s active investment approach emphasizes the value of large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house
research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. In selecting investments for its allocated portion of the Fund, T. Rowe Price generally looks for companies in the aggregate with one or more of the following: an established operating history; above-average dividend yield relative to the broader equity market; low price/earnings ratio relative to the broader equity market; a sound balance sheet and other positive financial characteristics; or low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises. T. Rowe Price typically invests in U.S. common stocks and may invest in foreign stocks. The portion of the Fund managed by T. Rowe Price may also at times invest significantly in certain sectors, such as the financials sector.
Wellington Management’s Principal Investment Strategies
Wellington Management normally invests a significant portion of its assets in the equity securities of large-capitalization companies, though it may invest in the securities of companies with any market capitalization.
Wellington Management uses substantial proprietary, fundamental research resources to identify companies with superior prospects for dividend growth and capital appreciation that sell at reasonable valuation levels. Wellington Management believes that above average growth in dividends is an effective and often overlooked indicator of higher quality, shareholder-oriented companies that have the ability to produce consistent, above-average returns over the long term.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first five risks, although the order of the risk factors does not indicate the significance of any particular risk factor.

●
Market Risk.
The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, and recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as

35

the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

●
Equity Risk.
The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●	Active Management Risk . A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
Larger Company Risk.
Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
Value Style Risk.
The Fund is managed primarily in a value investment style. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability.

●
American Depositary Receipts or Global Depositary Receipts Risk.
ADRs and GDRs have the same currency and economic risks as the underlying
non-U.S.
securities they represent. They are affected by the risks associated with
non-U.S.
securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Counterparty Risk.
When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Currency Risk.
As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

●
Derivatives Risk.
An investment in derivatives (such as futures contracts) may not perform as anticipated by the
Sub-advisers,
may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below.

●
Foreign Securities Risk.
The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

●
Investment Company and Exchange Traded Fund Risk.
An investment company, including an ETF in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might

36

negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk.
There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

●
LIBOR Replacement Risk.
The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (“LIBOR”) rates after 2021. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

●
Liquidity Risk.
Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Multi-Manager and Multi-Style Management Risk.
The Fund allocates its assets to multiple
Sub-advisers
believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different
Sub-advisers
using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple
Sub-advisers
purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain
Sub-advisers
may be purchasing securities at the same time other
Sub-advisers
may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●
Passive Management Risk.
Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 1000
®
Value Index, the Fund faces a risk of poor performance if the Russell 1000
®
Value Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 1000
®
Value Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 1000
®
Value Index.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk.
The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Regulatory and Judicial Risk.
The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance.

●
Sector Focus Risk.
Because the Fund may invest a significant portion of its assets in the financials sector of the market, the Fund may be more affected by events influencing the financials sector than a fund that is more diversified across numerous sectors. The financials sector can be significantly affected by changes in

37

interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

●
Smaller Company Risk.
Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year
performance and the table shows how the Fund’s average annual total returns for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions
®
(“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Year-by-Year
Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended March 31, 2019)	12.85%
Lowest (quarter ended December 31, 2018)	-13.26%
The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/20 to 9/30/20 was
-7.24%.

Average Annual Total Return as of December 31, 2019
	1 Year	Since Inception (4/27/15)

Return Before Taxes	28.48%	9.38%

Return After Taxes on Distributions	27.89%	8.79%

Return After Taxes on Distributions and Sale of Fund Shares	17.22%	7.29%
Russell 1000 ® Value Index (reflects no deduction for fees, expenses or taxes)	26.54%	8.72%

38

The Russell 1000
®
Value Index measures the performance of the
large-cap
value segment of the U.S. equity universe. It includes those Russell 1000
®
Index companies with lower
price-to-book
ratios and lower expected growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
Fund Management
Olive Street Investment Advisers, LLC is the investment adviser for the Fund.
Sub-advisers
and Portfolio Managers
The Adviser may allocate Fund assets for each investment strategy to the following
Sub-advisers,
which allocations may be adjusted at any time:

Artisan Partners
Portfolio Managers	Position with Artisan Partners	Length of Service to the Fund
James C. Kieffer	Managing Director and Portfolio Manager	Since Inception
Daniel L. Kane	Portfolio Manager	Since Inception
Thomas A. Reynolds IV	Managing Director and Portfolio Manager	Since October 2017
Craig Inman	Portfolio Manager	Since February 2019

Barrow Hanley
Portfolio Managers	Position with Barrow Hanley	Length of Service to the Fund
Mark Giambrone	Managing Director, Portfolio Manager	Since Inception
Michael Nayfa, CFA	Director, Portfolio Manager	Since Inception
Terry Pelzel, CFA	Director, Portfolio Manager	Since Inception

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Managing Director, Senior Portfolio Manager	Since April 2016
Amy Whitelaw	Managing Director, Portfolio Manager	Since October 2019
Jennifer Hsui	Managing Director, Senior Portfolio Manager	Since October 2019
Suzanne Henige	Director, Portfolio Manager	Since May 2020

LSV
Portfolio Managers	Position with LSV	Length of Service to the Fund
Josef Lakonishok, Ph.D.	Chief Executive Officer, Chief Investment Officer, Portfolio Manager and Founding Partner	Since May 2020
Menno Vermeulen, CFA	Portfolio Manager, Senior Quantitative Analyst, and Partner	Since May 2020
Puneet Mansharamani, CFA	Portfolio Manager, Senior Quantitative Analyst, and Partner	Since May 2020
Greg Sleight	Portfolio Manager, Quantitative Analyst, and Partner	Since May 2020
Guy Lakonishok, CFA	Portfolio Manager, Quantitative Analyst, and Partner	Since May 2020

39

T. Rowe Price
Portfolio Manager	Position with T. Rowe Price	Length of Service to the Fund
John D. Linehan, CFA	Vice President, Portfolio Manager, and Chairman of Investment Advisory Committee	Since May 2020

Wellington Management
Portfolio Manager	Position with Wellington Management	Length of Service to the Fund
Donald J. Kilbride	Senior Managing Director, Equity Portfolio Manager	Since Inception
Purchase and Sale of Fund Shares
Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), as well as current and former Trustees of the Trust. Advisory Solutions investors may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.
Tax Information
The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred
arrangements may be taxed later upon withdrawal of assets from those accounts.

40

SUMMARY SECTION
Bridge Builder Small/Mid Cap Growth Fund
Investment Objective
The investment objective of Bridge Builder Small/Mid Cap Growth Fund (the “Fund” or the “Small/Mid Cap Growth Fund”) is to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses (2)	0.02%

Total Annual Fund Operating Expenses	0.66%
Less Waivers (1)	(0.28)%

Net Annual Fund Operating Expenses	0.38%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2021 to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers.
This contractual agreement may only be changed or eliminated before October 28, 2021 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2021). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$39	$183	$340	$796
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of small and mid capitalization companies. The Fund defines small and mid capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell MidCap
®
Index and the Russell 2000
®
Index (as of

41

July 1, 2020, companies with capitalizations less than approximately $49.3 billion). The market capitalization of the companies included in the Russell MidCap
®
Index and the Russell 2000
®
Index will change with market conditions. While the Fund primarily invests in equity securities of small and mid capitalization companies, it may also invest in securities of large capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end
or
closed-end
investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in futures. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. From time to time, the Fund may also focus its investments in a particular sector, such as the information technology and healthcare sectors. The Fund follows an investing style that favors growth investments.
The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers
that will be retained by the Adviser (each a
“Sub-adviser”).
Each
Sub-adviser
may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.
Portfolio securities may be sold at any time. Sales may occur when a
Sub-adviser
seeks to take advantage of what a
Sub-adviser
considers to be a better investment opportunity, when a
Sub-adviser
believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a
Sub-adviser
believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.
The Adviser is responsible for determining the amount of Fund assets to allocate to each
Sub-adviser.
The Adviser may allocate Fund assets for each investment strategy to the following
Sub-advisers:
Artisan Partners Limited Partnership (“Artisan Partners”); BlackRock Investment Management, LLC (“BlackRock”); Champlain Investment Partners, LLC (“Champlain”); Eagle Asset Management, Inc. (“Eagle”); and Stephens Investment Management Group, LLC (“SIMG”). The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of the
Sub-advisers.
Below is a summary of each
Sub-adviser’s
principal investment strategies.
Artisan Partners’ Principal Investment Strategies
Artisan Partners’ investment team employs a fundamental investment process to construct a diversified portfolio of U.S. mid capitalization growth companies. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The team’s investment process focuses on two distinct elements – security selection and capital allocation. The team overlays its investment process with environmental, social and governance considerations and broad knowledge of the global economy.
BlackRock’s Principal Investment Strategies
BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segments of the United States market for publicly traded equity securities as represented by the Russell Midcap
®
Growth Index, which tracks the performance of mid capitalization companies, and the Russell 2000
®
Growth Index, which tracks the performance of small capitalization companies.
Champlain’s Principal Investment Strategies
Champlain principally invests in equity securities of medium capitalization companies. Champlain seeks capital appreciation by investing in companies that it believes have strong long-term fundamentals, superior capital appreciation potential, and attractive valuations. Through the consistent execution of a fundamental bottom-up
investment process, which includes an effort to understand a company’s intrinsic or fair value, Champlain expects to identify a diversified universe of mid-sized
companies that trade at a discount to their estimated or intrinsic fair values.

42

Eagle’s Principal Investment Strategies
During normal market conditions, Eagle primarily invests in the equity securities of small capitalization companies. When making investment decisions, Eagle generally focuses on investing in the securities of small capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value. Eagle uses a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. Eagle seeks quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth, and a defensive business model. It seeks attractive valuation using market fluctuations as opportunistic entry points. Finally, it attempts to balance the allocated portion of the Fund’s portfolio through sector-weight policies that provide diversification across major economic sectors.
SIMG’s Principal Investment Strategies
SIMG evaluates and selects securities of both mid capitalization and small capitalization companies. When making its investment decisions, SIMG employs a disciplined, bottom-up
investment selection process that combines rigorous fundamental analysis with quantitative screening in an effort to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens—one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first five risks, although the order of the risk factors does not indicate the significance of any particular risk factor.

●
Market Risk.
The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, and recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

●
Equity Risk.
The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment.

●
Smaller Company Risk.
Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●
Growth Style Risk.
The Fund is managed primarily in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types

43

of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

●
American Depositary Receipts or Global Depositary Receipts Risk.
ADRs and GDRs have the same currency and economic risks as the underlying
non-U.S.
securities they represent. They are affected by the risks associated with
non-U.S.
securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Counterparty Risk.
When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Currency Risk.
As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, adversely affecting the value of the Fund.

●
Derivatives Risk.
An investment in derivatives (such as futures contracts) may not perform as anticipated by the
Sub-advisers,
may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below.

●
Foreign Securities Risk.
The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

●
Investment Company and Exchange Traded Fund Risk.
An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk.
There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

●
Larger Company Risk.
Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
LIBOR Replacement Risk.
The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (“LIBOR”) rates after 2021. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. However, it remains unclear if LIBOR will continue to exist in its current,

44

or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

●
Liquidity Risk.
Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Multi-Manager and Multi-Style Management Risk.
The Fund allocates its assets to multiple
Sub-advisers
believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different
Sub-advisers
using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple
Sub-advisers
purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain
Sub-advisers
may be purchasing securities at the same time other
Sub-advisers
may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●
Passive Management Risk.
Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell Midcap
®
Growth Index and the Russell 2000
®
Growth Index, the Fund faces a risk of poor performance if either index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise either index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in either index.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk.
The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Regulatory and Judicial Risk.
The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance.

●
Sector Focus Risk.
Because the Fund may invest a significant portion of its assets in a particular sector, such as the information technology and healthcare sectors, the Fund may be more affected by events influencing these sectors than a fund that is more diversified across numerous sectors.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year
performance and the table shows how the Fund’s average annual total returns for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you

45

may be charged for participating in Edward Jones Advisory Solutions
®
(“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Year-by-Year
Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended March 31, 2019)	16.93%
Lowest (quarter ended December 31, 2018)	-15.86%
The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/20 to 9/30/20 was 10.87%.

Average Annual Total Return as of December 31, 2019
	1 Year	Since Inception (4/27/15)

Return Before Taxes	29.03%	10.72%

Return After Taxes on Distributions	27.79%	10.04%

Return After Taxes on Distributions and Sale of Fund Shares	18.02%	8.38%
Russell 2500 ® Growth Index (reflects no deduction for fees, expenses or taxes)	32.65%	9.85%
The Russell 2500
®
Growth Index measures the performance of the small to
mid-cap
growth segment of the U.S. equity universe. It includes those Russell 2500
®
Index companies with higher
price-to-book
ratios and higher forecasted growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
Fund Management
Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

46

Sub-advisers
and Portfolio Managers
The Adviser may allocate Fund assets for each investment strategy to the following
Sub-advisers,
which allocations may be adjusted at any time:

Artisan Partners
Portfolio Managers	Position with Artisan Partners	Length of Service to the Fund
Craigh A. Cepukenas, CFA	Portfolio Manager and Managing Director	Since June 2020
James D. Hamel, CFA	Portfolio Manager and Managing Director	Since June 2020
Matthew H. Kamm, CFA	Lead Portfolio Manager and Managing Director	Since June 2020
Jason L. White, CFA	Portfolio Manager and Managing Director	Since June 2020

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Managing Director, Senior Portfolio Manager	Since April 2016
Amy Whitelaw	Managing Director, Portfolio Manager	Since October 2019
Jennifer Hsui	Managing Director, Senior Portfolio Manager	Since October 2019
Suzanne Henige	Director, Portfolio Manager	Since May 2020

Champlain
Portfolio Managers	Position with Champlain	Length of Service to the Fund
Scott Brayman	Chief Investment Officer and Managing Partner	Since Inception
Corey Bronner, CFA	Analyst and Partner	Since October 2017
Joseph Caligiuri, CFA	Analyst and Partner	Since October 2017
Joseph Farley	Analyst and Partner	Since October 2017
Robert Hallisey	Analyst and Partner	Since October 2017

Eagle
Portfolio Managers	Position with Eagle	Length of Service to the Fund
Betsy Pecor	Portfolio Manager	Since Inception
Matt McGeary	Portfolio Manager	Since Inception

SIMG
Portfolio Manager	Position with SIMG	Length of Service to the Fund
Ryan Crane, CFA	Chief Investment Officer	Since August 2015
Purchase and Sale of Fund Shares
Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), as well as current and former Trustees of the Trust. Advisory Solutions investors may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.
Tax Information
The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred
arrangements may be taxed later upon withdrawal of assets from those accounts.

47

SUMMARY SECTION
Bridge Builder Small/Mid Cap Value Fund
Investment Objective
The investment objective of Bridge Builder Small/Mid Cap Value Fund (the “Fund” or the “Small/Mid Cap Value Fund”) is to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses (2)	0.02%

Total Annual Fund Operating Expenses	0.66%
Less Waivers (1)	(0.24)%

Net Annual Fund Operating Expenses	0.42%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2021, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers.
This contractual agreement may only be changed or eliminated before October 28, 2021 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2021). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$43	$187	$344	$800
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of small and mid capitalization companies. The Fund defines small and mid capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell MidCap
®
Index and the Russell 2000
®
Index (as of

48

July 1, 2020, companies with capitalizations less than approximately $49.3 billion). The market capitalization of the companies included in the Russell MidCap
®
Index and the Russell 2000
®
Index will change with market conditions. While the Fund primarily invests in equity securities of small and mid capitalization companies, it may also invest in securities of large capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end
or
closed-end
investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in futures. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. From time to time, the Fund may also focus its investments in a particular sector, such as the financials sector. The Fund follows an investing style that favors value investments.
The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers
that will be retained by the Adviser (each a
“Sub-adviser”).
Each
Sub-adviser
may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.
Portfolio securities may be sold at any time. Sales may occur when a
Sub-adviser
seeks to take advantage of what a
Sub-adviser
considers to be a better investment opportunity, when a
Sub-adviser
believes the portfolio securities no longer represent relatively attractive investment opportunities or when a
Sub-adviser
believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.
The Adviser is responsible for determining the amount of Fund assets to allocate to each
Sub-adviser.
The Adviser may allocate Fund assets for each investment strategy to the following
Sub-advisers:
BlackRock Investment Management, LLC (“BlackRock”); Boston Partners Global Investors, Inc. (“Boston Partners”); Diamond Hill Capital Management, Inc. (“Diamond Hill”); LSV Asset Management (“LSV”); Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”); Silvercrest Asset Management Group LLC (“Silvercrest”); and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). The Adviser may adjust allocations to the
Sub-advisers
or make recommendations to the Board with respect to the hiring, termination, or replacement of the
Sub-advisers
at any time. Below is a summary of each
Sub-adviser’s
principal investment strategies.
BlackRock’s Principal Investment Strategies
BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segments of the United States market for publicly traded equity securities as represented by the Russell Midcap
®
Value Index, which tracks the performance of mid capitalization companies, and the Russell 2000
®
Value Index, which tracks the performance of small capitalization companies.
Boston Partners’ Principal Investment Strategies
Boston Partners primarily invests in mid capitalization companies. Boston Partners uses bottom-up
fundamental analysis to make investment decisions. Boston Partners’ strategy is designed to identify companies with attractive valuation, sound business fundamentals, and improving business momentum. Boston Partners’ strategy seeks to add value through bottom-up
stock selection.
Diamond Hill’s Principal Investment Strategies
Diamond Hill typically invests in U.S. equity securities of small to medium market capitalization companies measured at the time of purchase. Diamond Hill’s objective with respect to its allocated portion is to seek long-term capital appreciation by investing in companies selling for less than Diamond Hill’s estimate of intrinsic value. To estimate intrinsic value, Diamond Hill believes that a business must be understandable, and that Diamond Hill must be able to reasonably forecast its cash flows. Diamond Hill seeks businesses with sustainable competitive advantages, conservative balance sheets, and management with an ownership mentality. Investments are sold by Diamond Hill when the stock price reaches Diamond Hill’s estimate of intrinsic value, Diamond Hill’s estimate of intrinsic value is revised such that there is no longer a discount to intrinsic value, a holding reaches Diamond Hill’s stated maximum position size, or Diamond Hill identifies a stock that it believes offers a more attractive opportunity.

49

LSV’s Principal Investment Strategies
LSV primarily invests in mid capitalization companies. LSV uses a bottom-up
investment style, seeking to identify companies that are trading at prices substantially below their intrinsic value. LSV follows an active investment strategy, focusing on using data and financial information and combining such information with the rigor of a quantitative model.
MFS’ Principal Investment Strategies
MFS primarily invests in securities of companies with small capitalizations. MFS focuses on investing in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). MFS normally invests across different industries and sectors, but MFS may invest a significant percentage of the portion of the Fund’s assets allocated to MFS in issuers in a single industry or sector. MFS uses an active bottom-up
investment approach to buying and selling investments. Investments are selected by MFS primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.
Silvercrest’s Principal Investment Strategies
Silvercrest primarily invests in small capitalization companies. These companies typically possess, in the opinion of the portfolio manager, one or more of the following attributes:

●	Business that results in relatively consistent longer-term earning and cash flow growth;
●	Franchise/asset value that may make the company attractive to potential acquirers;
●	Cyclically depressed earnings and/or cash flow that has potential for improvement; or
●	A catalyst that will promote recognition of the company’s undervalued status.
Vaughan Nelson’s Principal Investment Strategies
Vaughan Nelson primarily invests in mid capitalization companies with a focus on those companies meeting Vaughan Nelson’s return expectations. Vaughan Nelson uses a bottom-up
value-oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

●	Companies earning a positive return on capital with stable-to-improving returns;
●	Companies valued at a discount to their asset value; and
●	Companies with an attractive and sustainable dividend level.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first five risks, although the order of the risk factors does not indicate the significance of any particular risk factor.

●
Market Risk.
The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, and recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices

50

and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

●
Equity Risk.
The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●
Active Management Risk.
A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives. In addition, to the extent that a
Sub-adviser’s
investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund, the Fund can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends.

●
Smaller Company Risk.
Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●
Value Style Risk.
The Fund is managed primarily in a value investment style. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability

●
American Depositary Receipts or Global Depositary Receipts Risk.
ADRs and GDRs have the same currency and economic risks as the underlying
non-U.S.
securities they represent. They are affected by the risks associated with
non-U.S.
securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Counterparty Risk.
When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Currency Risk.
As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

●
Derivatives Risk.
An investment in derivatives (such as futures contracts) may not perform as anticipated by the
Sub-advisers,
may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below.

●
Foreign Securities Risk.
The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

51

●
Investment Company and Exchange Traded Fund Risk.
An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk.
There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

●
Larger Company Risk.
Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
LIBOR Replacement Risk.
The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (“LIBOR”) rates after 2021. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

●
Liquidity Risk.
Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Multi-Manager and Multi-Style Management Risk.
The Fund allocates its assets to multiple
Sub-advisers
believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different
Sub-advisers
using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple
Sub-advisers
purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain
Sub-advisers
may be purchasing securities at the same time other
Sub-advisers
may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●
Passive Management Risk.
Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell Midcap
®
Value Index and the Russell 2000
®
Value Index, the Fund faces a risk of poor performance if either index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise either index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in either index.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk.
The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

52

●
Regulatory and Judicial Risk.
The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance.

●
Sector Focus Risk.
Because the Fund may invest a significant portion of its assets in the financials sector of the market, the Fund may be more affected by events influencing the financials sector than a fund that is more diversified across numerous sectors. The financials sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year
performance and the table shows how the Fund’s average annual total returns for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions
®
(“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Year-by-Year
Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended March 31, 2019)	13.19%
Lowest (quarter ended December 31, 2018)	-17.13%
The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/20 to 9/30/20 was
-16.42%.

53

Average Annual Total Return as of December 31, 2019
	1 Year	Since Inception (4/27/15)

Return Before Taxes	28.05%	6.61%

Return After Taxes on Distributions	27.65%	6.14%

Return After Taxes on Distributions and Sale of Fund Shares	16.89%	5.11%
Russell 2500 ® Value Index (reflects no deduction for fees, expenses or taxes)	23.56%	7.02%
The Russell 2500
®
Value Index measures the performance of the small to
mid-cap
value segment of the U.S. equity universe. It includes those Russell 2500
®
Index companies with lower
price-to-book
and lower forecasted growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
Fund Management
Olive Street Investment Advisers, LLC is the investment adviser for the Fund.
Sub-advisers
and Portfolio Managers
The Adviser may allocate Fund assets for each investment strategy to the following
Sub-advisers,
which allocations may be adjusted at any time:

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Managing Director, Senior Portfolio Manager	Since April 2016
Amy Whitelaw	Managing Director, Portfolio Manager	Since October 2019
Jennifer Hsui	Managing Director, Senior Portfolio Manager	Since October 2019
Suzanne Henige	Director, Portfolio Manager	Since May 2020

Boston Partners
Portfolio Manager	Position with Boston Partners	Length of Service to the Fund
Steven Pollack, CFA	Portfolio Manager	Since Inception

Diamond Hill
Portfolio Managers	Position with Diamond Hill	Length of Service to the Fund
Christopher Welch, CFA	Co-Chief Investment Officer and Portfolio Manager	Since January 2019
Christopher Bingaman, CFA	Portfolio Manager	Since January 2019

54

LSV
Portfolio Managers	Position with LSV	Length of Service to the Fund
Josef Lakonishok, Ph.D.	Chief Executive Officer, Chief Investment Officer, Portfolio Manager and Founding Partner	Since November 2016
Menno Vermeulen, CFA	Portfolio Manager, Senior Quantitative Analyst and Partner	Since November 2016
Puneet Mansharamani, CFA	Portfolio Manager, Senior Quantitative Analyst and Partner	Since November 2016
Greg Sleight	Portfolio Manager, Quantitative Analyst and Partner	Since November 2016
Guy Lakonishok, CFA	Portfolio Manager, Quantitative Analyst and Partner	Since November 2016

MFS
Portfolio Managers	Position with MFS	Length of Service to the Fund
Kevin Schmitz	Investment Officer and Portfolio Manager	Since January 2019
Richard Offen	Investment Officer and Portfolio Manager	Since December 2019

Silvercrest
Portfolio Manager	Position with Silvercrest	Length of Service to the Fund
Roger W. Vogel, CFA	Managing Director and Portfolio Manager	Since Inception

Vaughan Nelson
Portfolio Managers	Position with Vaughan Nelson	Length of Service to the Fund
Dennis G. Alff, CFA	Senior Portfolio Manager (Lead)	Since Inception
Chad D. Fargason, Ph.D.	Senior Portfolio Manager	Since Inception
Chris D. Wallis, CFA	CEO and Senior Portfolio Manager	Since Inception
Purchase and Sale of Fund Shares
Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), as well as current and former Trustees of the Trust. Advisory Solutions investors may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.
Tax Information
The Fund intends to make distributions that will be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred
arrangements may be taxed later upon withdrawal of assets from those accounts.

55

SUMMARY SECTION
Bridge Builder International Equity Fund
Investment Objective
The investment objective of the Bridge Builder International Equity Fund (the “Fund” or the “International Equity Fund”) is to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses (2)	0.03%

Total Annual Fund Operating Expenses	0.63%
Less Waivers (1)	(0.30)%

Net Annual Fund Operating Expenses	0.33%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2021, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers.
This contractual agreement may only be changed or eliminated before October 28, 2021 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2021). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$34	$171	$321	$758
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities and other instruments, such as derivative instruments (see below), with economic characteristics similar to equity securities, and certain investment companies that seek to track the performance of equity securities. The Fund will primarily invest in
non-U.S.-dollar
denominated securities of large capitalization companies that derive a majority of their revenues or profits from a country or countries other than the

56

United States. The Fund may also invest in securities of mid and small capitalization companies. The Fund invests principally in equity securities issued by companies in developed countries, but may also invest in companies in emerging markets or developing countries. The Fund may also invest in U.S. dollar-denominated securities issued by foreign entities, American Depositary Receipts (“ADRs”), or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end
or
closed-end
investment companies and exchange-traded funds (“ETFs”), that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the Fund may also buy or sell derivatives, principally futures contracts for cash equitization purposes, and forward contracts and options for currency hedging. From time to time, the Fund may also focus its investments in a particular country or geographic region, such as the United Kingdom or Japan.
The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers
that will be retained by the Fund and the Adviser (each a
“Sub-adviser”).
Each
Sub-adviser
may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.
Portfolio securities may be sold at any time. Sales may occur when a
Sub-adviser
seeks to take advantage of what a
Sub-adviser
considers to be a better investment opportunity, when a
Sub-adviser
believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a
Sub-adviser
believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.
The Adviser is responsible for determining the amount of Fund assets to allocate to each
Sub-adviser.
The Adviser may allocate Fund assets to the following
Sub-advisers:
Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”); BlackRock Investment Management, LLC (“BlackRock”); Edinburgh Partners Limited (“Edinburgh Partners”); Mondrian Investment Partners Limited (“Mondrian”); Pzena Investment Management, LLC (“Pzena”); and WCM Investment Management, LLC (“WCM”). The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.
Baillie Gifford Overseas’ Principal Investment Strategies
In the Fund, Baillie Gifford Overseas primarily invests in
non-U.S.
dollar-denominated securities that derive a majority of their revenues or profits from a country or countries other than the United States. Baillie Gifford Overseas aims to add value through active management, by making long-term investments in well managed, quality businesses that enjoy sustainable competitive advantages in their marketplace.
BlackRock’s Principal Investment Strategies
BlackRock invests in international equity securities with the objective of approximating as closely as practicable the capitalization weighted total rates of return of the markets in certain countries for equity securities traded outside the United States, as represented by the MSCI EAFE Growth and MSCI EAFE Value Indices. The MSCI EAFE Growth and MSCI EAFE Value Indices measure the performance of large and mid capitalization companies across developed markets, excluding the United States and Canada. The MSCI EAFE Growth Index focuses on companies exhibiting overall growth style characteristics, while the MSCI EAFE Value Index focuses on companies exhibiting overall value style characteristics.
Edinburgh Partners’ Principal Investment Strategies
Edinburgh Partners employs a disciplined, long-only, value-oriented, global investment strategy to select stocks. Edinburgh Partners aims to identify and buy undervalued
non-U.S.
companies, including those in the emerging markets, and hold them until share prices reflect, in Edinburgh Partners’ view, their long-term earnings potential. The firm’s investment philosophy is based on the belief that a portfolio of companies with below-average five-year forward price/earnings (P/E) ratios will outperform the market over the long run. Therefore, the firm’s research focuses primarily on seeking to accurately forecast five-year forward P/E ratios. The security selection process is unconstrained, portfolio holdings are concentrated, and turnover is expected to be low.

57

Mondrian’s Principal Investment Strategies
Mondrian invests primarily in equity securities of
non-U.S.
large capitalization issuers, including the securities of emerging market companies, that in Mondrian’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by Mondrian. Mondrian employs a long-only, value investment philosophy. Portfolio construction is primarily driven by detailed bottom-up
stock selection, based on rigorous dividend discount valuation analysis.
Pzena’s Principal Investment Strategies
Pzena focuses on deep value investing, seeking to identify international securities that are trading at prices substantially below their intrinsic value but have solid long-term prospects. Pzena may also invest in emerging markets securities. Pzena performs intensive fundamental research using a bottom-up
security selection process.
WCM’s Principal Investment Strategies
WCM uses a
bottom-up
approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a high probability for superior future growth. WCM’s investment process focuses on seeking industry leading companies that WCM believes possess growing competitive advantages; corporate cultures emphasizing strong, quality, and experienced management; low or no debt; and attractive relative valuations. WCM also considers other factors in selecting securities, including political risk, monetary policy risk, and regulatory risk.
Although WCM may invest in securities of companies of any size, WCM will generally invest in large, established multinational companies. WCM generally will invest in securities of companies located in different regions and in at least three different countries. From time to time, however, WCM may have a significant portion of its allocated assets invested in the securities of companies in one or a few countries or regions.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first six risks, although the order of the risk factors does not indicate the significance of any particular risk factor.

●
Market Risk.
The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, and recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

●
Equity Risk.
The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

58

●
Foreign Securities Risk.
The risks of investing in foreign securities, including through ADRs and GDRs, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

●
Currency Risk.
Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

●
Geographic Focus Risk.
To the extent that a significant portion of the Fund’s portfolio is invested in the securities of companies in a particular country or region, the Fund will be subject to greater risk of loss and price volatility than a fund holding more geographically diverse investments. The Fund may invest significant portions of its assets in the United Kingdom (the “UK”) and Japan, and therefore, the economic, political, social and environmental conditions of the UK and Japan generally will have a greater effect on the Fund’s performance than they would in a more geographically diversified fund.

●
American Depositary Receipts or Global Depositary Receipts Risk.
ADRs and GDRs have the same currency and economic risks as the underlying
non-U.S.
shares they represent. They are affected by the risks associated with
non-U.S.
securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Counterparty Risk.
When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Derivatives Risk.
An investment in derivatives (such as futures contracts, forward contracts or options) may not perform as anticipated by the
Sub-advisers,
may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative contract may not provide the anticipated protection, causing the Fund to lose money on both the contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below. The Fund’s use of forward contracts is also subject to the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation.

●
Emerging Markets Securities Risk.
A fund that invests a significant portion of its assets in the securities of issuers based in countries with “emerging market” economies is subject to greater levels of foreign investment risk than a fund investing primarily in more-developed foreign markets since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed foreign countries.

●
Growth Style Risk.
The Fund is managed partially in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

●
Investment Company and Exchange Traded Fund Risk.
An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

59

●
Investment Strategy Risk.
There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

●
Larger Company Risk.
Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
LIBOR Replacement Risk.
The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (“LIBOR”) rates after 2021. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

●
Liquidity Risk.
Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Multi-Manager and Multi-Style Management Risk.
The Fund allocates its assets to multiple
Sub-advisers
believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different
Sub-advisers
using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple
Sub-advisers
purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain
Sub-advisers
may be purchasing securities at the same time other
Sub-advisers
may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●
Passive Management Risk.
Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the MSCI EAFE Growth Index and the MSCI EAFE Value Index, the Fund faces a risk of poor performance if either index declines generally or performs poorly relative to U.S. equity indexes, other international equity indexes or individual stocks, the stock of companies which comprise either index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in either index.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk.
The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Regulatory and Judicial Risk.
The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance. In addition to United States regulation, the Fund may be affected by the actions of foreign governments, which could include actions such as the imposition of capital or currency controls, the nationalization of a company or industry of which the Fund owns securities, or the imposition of taxes that could have an adverse effect on security prices.

60

●
Smaller Company Risk.
Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●
Value Style Risk.
Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year
performance and the table shows how the Fund’s average annual total returns for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions
®
(“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Year-by-Year
Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended March 31, 2019)	10.64%
Lowest (quarter ended December 31, 2018)	-12.09%
The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/20 to 9/30/20 was
-3.25%.

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Average Annual Total Return as of December 31, 2019
	1 Year	Since Inception (7/6/15)

Return Before Taxes	23.13%	6.36%

Return After Taxes on Distributions	22.55%	5.94%

Return After Taxes on Distributions and Sale of Fund Shares	14.24%	5.02%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.01%	5.36%
The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
Fund Management
Olive Street Investment Advisers, LLC is the investment adviser for the Fund.
Sub-advisers
and Portfolio Managers
The Adviser may allocate Fund assets for each investment strategy to the following
Sub-advisers,
which allocations may be adjusted at any time:

Baillie Gifford Overseas
Portfolio Managers	Position with Baillie Gifford Overseas	Length of Service to the Fund
Gerard Callahan	Investment Manager	Since Inception
Joe Faraday	Investment Manager	Since Inception
Iain Campbell	Investment Manager	Since Inception
Moritz Sitte	Investment Manager	Since Inception
Sophie Earnshaw	Investment Manager	Since September 2018

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Managing Director, Senior Portfolio Manager	Since April 2016
Amy Whitelaw	Managing Director, Portfolio Manager	Since October 2019
Jennifer Hsui	Managing Director, Senior Portfolio Manager	Since October 2019
Suzanne Henige	Director, Portfolio Manager	Since May 2020

Edinburgh Partners
Portfolio Managers	Position with Edinburgh Partners	Length of Service to the Fund
Anthony Mather	Investment Partner	Since Inception
Sandy Nairn	Investment Partner & CEO	Since Inception

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Mondrian
Portfolio Managers	Position with Mondrian	Length of Service to the Fund
Elizabeth Desmond, CFA	Deputy CEO, CIO – International Equities	Since Inception
Nigel Bliss	Senior Portfolio Manager	Since Inception
Alex Simcox, CFA	Senior Portfolio Manager	Since Inception
Steven Dutaut, CFA	Senior Portfolio Manager	Since April 2016

Pzena
Portfolio Managers	Position with Pzena	Length of Service to the Fund
Caroline Cai	Managing Principal, Portfolio Manager	Since November 2016
Allison Fisch	Portfolio Manager	Since November 2016
John Goetz	Managing Principal, Co-Chief Investment Officer and Portfolio Manager	Since November 2016

WCM
Portfolio Managers	Position with WCM	Length of Service to the Fund
Paul R. Black	President, Co-CEO and Portfolio Manager	Since Inception
Peter J. Hunkel	Portfolio Manager and Business Analyst	Since Inception
Michael B. Trigg	Portfolio Manager and Business Analyst	Since Inception
Kurt R. Winrich, CFA	Chairman, Co-CEO and Portfolio Manager	Since Inception
Sanjay Ayer, CFA	Portfolio Manager and Business Analyst	Since June 2020
Purchase and Sale of Fund Shares
Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), as well as current and former Trustees of the Trust. Advisory Solutions investors may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.
Tax Information
The Fund intends to make distributions that will be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred
arrangements may be taxed later upon withdrawal of assets from those accounts.

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ADDITIONAL INFORMATION REGARDING THE
FUNDS’ INVESTMENT OBJECTIVES AND STRATEGIES
BRIDGE BUILDER CORE BOND FUND
Investment Objective
The Core Bond Fund’s investment objective is to provide total return (capital appreciation plus income). The Core Bond Fund’s investment objective is non-fundamental;
that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.
Principal Investment Strategies
The Core Bond Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities and other instruments, such as derivatives and certain investment companies (see below), with economic characteristics similar to fixed income securities. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.
The Core Bond Fund’s assets are allocated across different fixed-income market sectors and maturities. Most of the Core Bond Fund’s investments are fixed-income securities issued or guaranteed by the U.S. government or its agencies, corporate bonds, ABS, privately-issued securities (e.g., Rule 144A securities), floating rate securities, and mortgage-related and MBS, including pass-through securities, ARMs, CMOs, IOs, POs, inverse floaters, privately-issued MBS, CMBS and mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including TBA commitments. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Core Bond Fund at an established price with payment and delivery taking place in the future.
The Core Bond Fund will invest primarily in securities denominated in U.S. dollars. The Core Bond Fund may invest in securities issued by foreign entities, including emerging market securities, and obligations of
non-U.S.
governments or their subdivisions, agencies and government-sponsored enterprises. The Core Bond Fund may also invest in other investment companies, including other open-end
or
closed-end
investment companies and ETFs that have characteristics that are consistent with the Core Bond Fund’s investment objective. The other investment companies in which the Core Bond Fund may invest have similar investment objectives to that of the Core Bond Fund or otherwise are permitted to invest in the same or similar investments as the Core Bond Fund.
The Core Bond Fund may invest in futures, primarily interest rate and U.S. Treasury futures, and in swaps, primarily interest rate swaps. The Core Bond Fund may buy or sell these derivative securities to gain or hedge exposure to risk factors or to alter the portfolio’s investment characteristics. Futures and swaps are each a type of derivative, which are instruments that have a value based on another instrument, exchange rate or index. The Core Bond Fund may also use derivatives, primarily futures and swaps, as substitutes for securities in which the Core Bond Fund can invest.
The Core Bond Fund may, from time to time, take temporary defensive positions that are inconsistent with the Core Bond Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such period, 100% of the Core Bond Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. In addition, during such periods, the Core Bond Fund may invest up to 15% of its net assets in certain other derivatives, primarily forward contracts, interest rate swaps, total return swaps, and credit default swaps, measured at notional value. Temporary defensive positions may be initiated by the individual
Sub-advisers
or by the Adviser when a
Sub-adviser
and/or the Adviser judges that market conditions make pursuing the Core Bond Fund’s investment strategies inconsistent with the best interests of its shareholders. A

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Sub-adviser
and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit the Core Bond Fund’s losses or to create liquidity in anticipation of redemptions. When the Core Bond Fund takes temporary defensive positions, it may not achieve its investment objective.
From time to time, the Core Bond Fund may invest in short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.
The Core Bond Fund’s portfolio is constructed by combining the investment styles and strategies of multiple
Sub-advisers
retained by the Adviser. Each
Sub-adviser
may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Core Bond Fund’s assets. The Core Bond Fund is designed to allow
Sub-advisers
to invest in various fixed income market sectors.
Portfolio securities may be sold at any time. Sales may occur when a
Sub-adviser
seeks to take advantage of what a
Sub-adviser
considers to be a better investment opportunity, or when a
Sub-adviser
believes the portfolio securities no longer represent relatively attractive investment opportunities. A
Sub-adviser
may also sell portfolio securities because of deterioration in the credit fundamentals of the issuer or to readjust the asset allocation of the Core Bond Fund’s investment portfolio.
The Adviser may allocate assets of the Core Bond Fund to the following
Sub-advisers:
Baird, JPMIM, Loomis Sayles, and PGIM. The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.
Baird’s Principal Investment Strategies
Baird’s risk-controlled approach to active bond management emphasizes the value of bottom-up
security selection with a disciplined duration neutral approach. Permissible securities are evaluated based on the credit fundamentals for corporate issues, the underlying collateral and structure of MBS and ABS, any additional structural risks of the security itself, and market liquidity risk. This risk identification process is facilitated by the use of multiple quantitative models coupled with highly experienced portfolio managers interpreting the output from these models and providing an additional qualitative assessment of the inherent risk in the security. After the risks of a security are quantified, the valuation is compared to securities with a similar risk profile within and across various sectors. This relative value analysis helps Baird select the securities it believes are undervalued and that have the best risk-adjusted expected return potential within the permissible universe of bonds.
Baird’s portfolio construction process assembles those securities with above-average risk-adjusted expected returns focusing on risk control relative to the benchmark and the discipline of diversification. Baird generally will sell a security when, on a relative basis and in Baird’s opinion, it will no longer help its allocated portion attain its objectives.
JPMIM’s Principal Investment Strategies
JPMIM invests principally in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, ABS, mortgage-related securities and MBS, and cash and cash equivalents. Mortgage-related securities and MBS may be structured as collateralized mortgage obligations (agency and non-agency),
stripped MBS, commercial MBS, or mortgage pass-through securities. These securities may be structured such that payments consist of only principal payments, only interest payments or both principal and interest payments.
JPMIM invests its allocated portion of the Core Bond Fund in bonds which generally have intermediate to long maturities. The average weighted maturity of its allocated portion will ordinarily range between four and twelve years but may be shorter than four years or longer than twelve years if deemed appropriate. Because of its holdings in ABS, MBS, and similar securities, its allocated portion’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held within its allocated portion, given certain prepayment assumptions (also known as weighted average life).

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Securities within JPMIM’s allocated portion may be U.S. dollar-denominated issues of a foreign corporation or a U.S. affiliate of a foreign corporation or foreign government or its agencies and instrumentalities. JPMIM may, in its sole discretion, invest a significant portion or all of its allocated portion in mortgage-related securities and MBS.
JPMIM buys and sells securities and investments for its allocated portion based on its view of individual securities and market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles. JPMIM is value-oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, and the complex legal and technical structure of the transaction.
Loomis Sayles’ Principal Investment Strategies
Loomis Sayles invests principally in U.S. dollar-denominated investment grade fixed income securities, including Treasury securities, agency securities, credit, MBS, ABS and CMBS, corporate bonds issued by U.S. and foreign companies, and mortgage dollar rolls. Loomis Sayles’ objective with respect to its allocated portion of the Core Bond Fund’s assets is to outperform the benchmark consistently over time while maintaining the portfolio’s risk close to the benchmark.
In the view of Loomis Sayles, the fixed income markets are inefficient, often mispricing risk and reacting to news, corporate, and market events as well as technical supply and demand factors. These inefficiencies may provide effective, active investors with opportunities to generate risk-adjusted performance in excess of the benchmark. Loomis Sayles’ investment philosophy focuses on relative value investing on a risk-adjusted basis, seeking to add value for clients primarily through security selection while continually managing top-down
risks in the portfolio.
Loomis Sayles’ investment strategy has a bias for fixed income securities that are liquid, or can be traded readily in the markets. Typically, Loomis Sayles sells fixed income securities when they reach a target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.
PGIM’s Principal Investment Strategies
PGIM’s strategy is based on the philosophy that research-driven security selection is the most consistent strategy for adding value to client portfolios. PGIM complements that base strategy with modest sector rotation, duration management, and disciplined trade execution. PGIM uses a team approach to seek to add value by tilting toward fixed income sectors that it believes are attractive and by utilizing its extensive research capabilities to choose attractive fixed-income securities within sectors. Fixed-income securities include corporate and non-corporate
debt obligations, such as U.S. Government securities. The weighted average maturity of the debt obligations held by its allocated portion will normally be between three and thirty years but may be shorter than three years or longer than thirty years if deemed appropriate.
PGIM may invest in securities issued or guaranteed by the U.S. Government or by an agency or instrumentality of the U.S. Government.
PGIM may also invest in commercial and residential mortgage-related securities issued or guaranteed by U.S. governmental entities or by private issuers. Mortgage-related securities include CMOs, multi-class pass-through securities and stripped MBS. PGIM may also invest in ABS. PGIM may also invest in U.S. dollar-denominated securities of
non-U.S.
issuers, including emerging market securities (which PGIM refers to as foreign securities), money market instruments and other investment-grade fixed-income securities of foreign issuers.
In managing the Fund’s assets, PGIM uses a combination of
top-down
economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top down economic analysis, PGIM develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down
macroeconomic analysis is integrated into PGIM’s
bottom-up
research, which informs security selection. In its bottom up research, PGIM develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which includes a review of the composition of revenue, profitability, cash flow margin, and leverage.

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PGIM may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. PGIM may invest in a security based upon the expected total return rather than the yield of such security. PGIM may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.

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BRIDGE BUILDER CORE PLUS BOND FUND
Investment Objective
The investment objective of the Core Plus Bond Fund is to provide total return (capital appreciation plus income). The Core Plus Bond Fund’s investment objective is non-fundamental;
that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.
Principal Investment Strategies
The Core Plus Bond Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities of any maturity or duration and other instruments, such as derivatives, with economic characteristics similar to fixed income securities, and certain investment companies that seek to track the performance of fixed income securities. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.
The Core Plus Bond Fund’s assets are allocated across different fixed-income market sectors and maturities. Most of the Core Plus Bond Fund’s investments are in fixed-income securities issued or guaranteed by the U.S. government, or its agencies, corporate bonds, ABS, privately-issued securities (e.g., Rule 144A securities), floating rate securities, and mortgage-related and MBS, including pass-through securities, CMOs, ARMs, IOs, POs, inverse floaters, sub-prime
MBS, privately-issued MBS, CMBS, and mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Core Plus Bond Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Core Plus Bond Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including TBAs. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.
The Core Plus Bond Fund also invests, under normal market conditions, in a “plus” portfolio of high yield securities deemed below investment grade, also known as “junk bonds,” or in unrated securities that a
Sub-adviser
believes are of comparable quality to instruments that are so rated. The Core Plus Bond Fund’s investments in junk bonds may include bonds in default. Investment grade securities are those securities that are rated at or above Baa3 by Moody’s,
BBB-
by S&P, or an equivalent rating by another NRSRO, or securities that are unrated but deemed by the
Sub-adviser
to be comparable in quality to instruments that are so rated.
The Core Plus Bond Fund may invest in securities issued by foreign entities, including emerging market securities, and obligations of
non-U.S.
governments or their subdivisions, agencies and government-sponsored enterprises. In addition, the Core Plus Bond Fund may invest in a variety of loans, including bank loans, bridge loans, debtor-in-possession
loans and mezzanine loans. The Core Plus Bond Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. The Core Plus Bond Fund may also invest in other investment companies, including other open-end
or
closed-end
investment companies and ETFs that have characteristics that are consistent with the Core Plus Bond Fund’s investment objective. The Core Plus Bond Fund may invest in futures contracts, primarily interest rate and U.S. Treasury futures contracts, and in swaps, including interest rate, credit default, total return, and currency swaps. In addition, the Core Plus Bond Fund may invest in forward contracts. The Core Plus Bond Fund may buy or sell futures, swaps or forward contracts to gain or hedge exposure to risk factors or alter the portfolio’s investment characteristics.
The Core Plus Bond Fund may, from time to time, take temporary defensive positions that are inconsistent with the Core Plus Bond Fund’s principal investment strategies in attempting to respond to adverse market, economic, liquidity, political or other conditions. For example, during such period, 100% of the Core Plus Bond Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated by the individual
Sub-advisers
or by the Adviser when a
Sub-adviser
and/or the Adviser judges that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. A
Sub-adviser
and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit the Core Plus Bond Fund’s losses or to create liquidity in anticipation of redemptions. When the Core Plus Bond Fund takes temporary defensive positions, it may not achieve its investment objective.

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From time to time, the Core Plus Bond Fund may invest in short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market funds or similar pooled investments.
The Core Plus Bond Fund’s portfolio is constructed by combining the investment styles and strategies of multiple
Sub-advisers
retained by the Adviser. Each
Sub-adviser
may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Core Plus Bond Fund’s assets. The Core Plus Bond Fund is designed to allow
Sub-advisers
to invest in various fixed income market sectors.
Portfolio securities may be sold at any time. Sales may occur when a
Sub-adviser
seeks to take advantage of what a
Sub-adviser
considers to be a better investment opportunity, or when a
Sub-adviser
believes the portfolio securities no longer represent relatively attractive investment opportunities. A
Sub-adviser
may also sell portfolio securities because of deterioration in the credit fundamentals of the issuer or to readjust the asset allocation of the Core Plus Bond Fund’s investment portfolio.
The Adviser may allocate assets of the Core Plus Bond Fund to the following
Sub-advisers:
Loomis Sayles, PIMCO, MetWest, and T. Rowe Price. The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.
Loomis Sayles’ Principal Investment Strategies
Three themes typically drive Loomis Sayles’ investment approach with respect to its allocated portion of the Core Plus Bond Fund’s assets. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, Loomis Sayles may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. Loomis Sayles relies primarily on issue selection as the key driver to investment performance. Loomis Sayles will manage the interest rate risks in its allocated portion of the Core Plus Bond Fund but believes that anticipating changes in rate levels is not the primary source of added value. Third, Loomis Sayles analyzes different sectors of the economy and spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns in comparison to these securities’ risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles’ expectations concerning the potential return of those investments.
MetWest’s Principal Investment Strategies
MetWest seeks to maximize current income and pursues above average total return consistent with prudent investment management over a full market cycle. MetWest employs a value-oriented fixed income management philosophy and an investment process predicated on a long-term economic outlook, which is determined by its investment team on a quarterly basis and is reviewed constantly. Investments are characterized by diversification among the sectors of the fixed income marketplace. The investment management team seeks to achieve the desired outperformance through the measured and disciplined application of five fixed income management strategies which include duration management, yield curve positioning, sector allocation, security selection, and opportunistic execution.
The first three strategies are
top-down
in orientation. MetWest starts by establishing its duration target and then determines its preferred yield curve strategy which could be concentrated or distributed across a range of maturities or concentrated at a particular point. Sector overweight or underweight decisions reflect MetWest’s view of the current relative value environment. Security selection is a bottom-up
process involving the
day-to-day
fundamental analysis of available bond market opportunities. MetWest’s execution approach is characterized by the aggressive and informed negotiation of the prices at which transactions take place.

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PIMCO’s Principal Investment Strategies
In selecting securities for its allocated portion of the Fund’s assets, PIMCO seeks to achieve the Fund’s investment objectives by investing in a multi-sector portfolio of Fixed Income Instruments (as defined below) of varying maturities, which may be represented by forwards or derivatives such as futures contracts or swap agreements. “Fixed Income Instruments” for purposes of PIMCO’s principal investment strategies include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and
non-U.S.
issuers, including convertible securities and corporate commercial paper; MBS and other ABS; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on Fixed Income Instruments; obligations of
non-U.S.
governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities, debt securities and other similar instruments issued by various U.S. and
non-U.S.
public- or private-sector entities. PIMCO will seek maximum total return, consistent with preservation of capital and prudent investment management by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies.
PIMCO will generally allocate its portion of the Fund’s assets among several investment sectors, which may include: (i) high yield securities (“junk bonds”) and investment grade corporate bonds of issuers located in the United States and
non-U.S.
countries, including emerging market countries; (ii) fixed income securities issued by U.S. and
non-U.S.
governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Aggregate Bond Index, as calculated by PIMCO. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
PIMCO may invest in derivative instruments, such as futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. PIMCO may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. PIMCO may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
T. Rowe Price’s Principal Investment Strategies
T. Rowe Price’s active investment management approach emphasizes the value of in-depth
fundamental research, diversification, and risk management practices. With respect to its allocated portion of the Core Plus Bond Fund’s assets, T. Rowe Price’s strategy integrates top-down
sector allocation with
bottom-up
security selection in pursuit of the Core Plus Bond Fund’s investment objective. T. Rowe Price actively manages exposure to U.S.
dollar-denominated
investment-grade fixed income markets and maintains as modest allocation to high yield and non-dollar-denominated
securities. T. Rowe Price invests primarily in income-producing securities that possess what the
Sub-Adviser
believes are favorable total return (income plus increases in principal value) characteristics.
T. Rowe Price may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, or to shift assets into and out of higher-yielding or lower-yielding securities or certain sectors.

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BRIDGE BUILDER MUNICIPAL BOND FUND
Investment Objective
The investment objective of the Municipal Bond Fund is to provide current income exempt from federal tax, with a secondary goal of preservation of investment principal. This investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote.
Principal Investment Strategies
The Municipal Bond Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in municipal securities of any maturity or duration whose interest is exempt from federal income tax. This policy is a fundamental policy of the Municipal Bond Fund and may not be changed without approval of the Municipal Bond Fund’s shareholders. These municipal securities include debt obligations issued by or on behalf of a state or local entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for certain non-corporate
taxpayers subject to the Federal AMT). Municipal securities may be obligations of a variety of issuers, including state or local entities or other qualifying issuers. Issuers may be states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Certain municipal securities are either pre-refunded or escrowed-to-maturity, meaning that U.S. government obligations are placed in an escrow account with principal and interest payments from the U.S. government bonds used to secure the payment of principal and interest payments due to the holders of the municipal securities.
The Municipal Bond Fund invests in municipal securities financing projects such as those relating to education, health care, and transportation. The Municipal Bond Fund also invests in U.S. Treasury futures and buys or sells futures to gain or hedge exposure to risk factors, for speculative purposes or as a substitute for investing in conventional fixed income securities. In addition, the Municipal Bond Fund may invest in privately issued securities (
e.
g
.,
Rule 144A securities) and other investment companies, including open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Municipal Bond Fund’s investment objective. The Municipal Bond Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Municipal Bond Fund at an established price with payment and delivery taking place in the future.
Additionally, the Municipal Bond Fund invests in securities rated below investment grade, also known as “junk bonds,” or in unrated securities that a Sub-adviser believes are of comparable quality. Investment grade securities are those securities that are rated at or above Baa3 by Moody’s, BBB- by S&P, or an equivalent rating by another NRSRO, or securities that are unrated but deemed by the Sub-adviser to be comparable in quality to instruments that are so rated.
The Municipal Bond Fund may, from time to time, take temporary defensive positions that are inconsistent with the Municipal Bond Fund’s principal investment strategies in attempting to respond to adverse market, economic, liquidity, political or other conditions. For example, during such period, 100% of the Municipal Bond Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser and/or the Adviser judges that market conditions make pursuing the Municipal Bond Fund’s investment strategies inconsistent with the best interests of its shareholders. A Sub-adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit the Municipal Bond Fund’s losses or to create liquidity in anticipation of redemptions. When the Municipal Bond Fund takes temporary defensive positions, it may not achieve its investment objective. For the avoidance of doubt, the Municipal Bond Fund may invest without limitation in taxable securities as a temporary measure for defensive purposes and these investments may prevent the Municipal Bond Fund from meeting its investment objective.

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From time to time, the Municipal Bond Fund may invest in short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market funds or similar pooled investments.
The Municipal Bond Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Municipal Bond Fund and the Adviser. Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Municipal Bond Fund’s assets.
Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, or when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities. A Sub-adviser may also sell portfolio securities because of deterioration in the credit fundamentals of the issuer or to readjust the duration or asset allocation of the Municipal Bond Fund’s investment portfolio.
The Adviser is responsible for determining the amount of Municipal Bond Fund assets allocated to each
Sub-adviser.
The Adviser may allocate Fund assets to the following
Sub-advisers:
BlackRock, FIAM, T. Rowe Price, and WellsCap. Below is a summary of each
Sub-adviser’s
principal investment strategies. Allocations to the
Sub-advisers
may be adjusted at any time.
BlackRock’s Principal Investment Strategies
BlackRock takes a
top-down,
bottom-up
approach with a flexible investment framework in managing its allocated portion of the Fund’s assets. The investment process begins with setting a macro outlook and broad strategy guidelines around credit, duration, yield curve, structure, and liquidity. Portfolio management works closely with BlackRock’s credit research team to determine which sectors of the municipal market provide the most value and should be overweight and which should be underweight. Once a sector view is established, BlackRock’s credit research team works to identify securities that provide the best risk reward profile. BlackRock’s security selection process is based on its relative value outlook and the quantitative assessment of the security and portfolio. In managing its allocated portion of the Fund’s assets, BlackRock seeks total return derived primarily from coupon interest, and secondarily, capital appreciation. BlackRock will generally invest its allocated portion in investment grade municipal securities. The allocated portion will have a duration within a band of +/- 2 years of the duration of the Bloomberg Barclays Municipal Bond Index.
FIAM’s Principal Investment Strategies
FIAM uses a proprietary customized municipal bond index as a guide in structuring and selecting its investments for its allocated portion of the Municipal Bond Fund’s assets. This index, a market value-weighted index of short to intermediate investment-grade fixed-rate municipal bonds with a certain maturity range, is designed to represent FIAM’ view of its intermediate municipal investment mandate. From time to time, FIAM may change the index or the characteristics of the index in response to changes in the market.
Normally, FIAM invests in investment-grade municipal securities. FIAM considers multiple factors when selecting investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. FIAM allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.
In managing exposure to various risks, including interest rate risk, FIAM considers, among other things, the market’s overall risk characteristics, the market’s current pricing of those risks, and internal views of potential future market conditions.

72

T. Rowe Price’s Principal Investment Strategies
T. Rowe Price’s active investment management approach emphasizes the value of in-depth fundamental credit research, diversification and risk management practices. By using fundamental research, T. Rowe Price seeks to add value through sector weights (emphasizing higher yielding revenue bonds at the expense of state and local general obligation debt) and issue selection over a full market cycle. The goal of this approach is to build a yield advantage into the portfolio while still taking a risk-conscious approach. Risk management includes managing duration to typically remain within a
90-110%
range of the portfolio’s respective benchmark, while also focusing on striking a balance between having conviction (and an overweight allocation) in revenue sectors relative to not being disproportionately dependent on any one sector or portfolio exposure. T. Rowe Price will invest in investment grade, as well as below investment grade bonds.
WellsCap’s Principal Investment Strategies
WellsCap uses a combination of
top-down
and
bottom-up
research to cover the four main elements of total return: duration management, yield curve positioning, sector and credit quality allocation, and security selection. WellsCap’s top-down
analysis involves an evaluation of macroeconomic factors that may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. WellsCap’s bottom-up
analysis, which involves intensive research into the credit fundamentals of individual issuers and the relative value of individual issues, seeks to uncover potential investment opportunities. Securities are selected based on several factors, including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, and specific demographic trends. Securities may be sold based on relative value considerations and could be replaced with a security that is perceived to present a better value or risk/reward profile. A security may also be sold due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs.

73

BRIDGE BUILDER LARGE CAP GROWTH FUND
Investment Objective
The Large Cap Growth Fund’s investment objective is to provide capital appreciation. The Large Cap Growth Fund’s investment objective is non-fundamental;
that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.
Principal Investment Strategies
The Large Cap Growth Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below) that seek to track the performance of securities of large capitalization companies. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.
The Large Cap Growth Fund defines large capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell 1000
®
Index (as of July 1, 2020, companies with capitalizations of at least approximately $1.8 billion). The market capitalization of companies included in the Russell 1000
®
Index will change with market conditions. While the Large Cap Growth Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium or small capitalization companies. The Large Cap Growth Fund may invest in securities issued by U.S. and foreign entities. The Large Cap Growth Fund may invest in ADRs or GDRs. The Large Cap Growth Fund may also invest in other investment companies, including other open-end
or
closed-end
investment companies and ETFs that have characteristics that are consistent with the Fund’s investment objective. The Large Cap Growth Fund may also invest a portion of its assets in futures and in securities of REITs, which are companies that own and/or manage real estate properties. From time to time, the Large Cap Growth Fund may also focus its investments in a particular sector, such as the information technology sector. The Large Cap Growth Fund follows an investing style that favors growth investments.
The Large Cap Growth Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Large Cap Growth Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual
Sub-advisers
or by the Adviser when a
Sub-adviser
or the Adviser judges that market conditions make pursuing the Large Cap Growth Fund’s investment strategies inconsistent with the best interests of shareholders. A
Sub-adviser
or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Large Cap Growth Fund’s losses or to create liquidity in anticipation of redemption. When the Large Cap Growth Fund takes temporary defensive positions, it may not achieve its investment objective.
The Large Cap Growth Fund’s portfolio is constructed by combining the investment styles and strategies of multiple
Sub-advisers
retained by the Adviser. Each
Sub-adviser
may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Large Cap Growth Fund’s assets.
Portfolio securities may be sold at any time. Sales may occur when a
Sub-adviser
seeks to take advantage of what a
Sub-adviser
considers to be a better investment opportunity, when a
Sub-adviser
believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a
Sub-adviser
believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Large Cap Growth Fund’s investment portfolio.
The Adviser may allocate assets of the Large Cap Growth Fund to the following
Sub-advisers:
BlackRock, Jennison, Lazard, and SGA. The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.

74

BlackRock’s Principal Investment Strategies
BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. Of those 1,000 companies, the Russell 1000
®
Growth Index represents those with a greater-than-median orientation towards growth. Companies in this index generally have higher forecasted growth values than more value-oriented securities. The criterion for the selection of investments is the Russell 1000
®
Growth Index. When deemed appropriate by BlackRock, BlackRock may invest a portion of the assets allocated to it by the Adviser in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell 1000
®
Growth Index. Derivatives may be used as a means to invest small liquidity balances and accruals.
Jennison’s Principal Investment Strategies
Jennison seeks to invest in large capitalization securities whose price will increase over the long term. It invests in equity and equity-related securities of companies that it believes have strong capital appreciation potential. In deciding which equities to buy, Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Jennison’s confidence in potential issuer earnings is an important part of the selection process. Jennison evaluates a company’s value by examining fundamental metrics such as price to forward earnings, price to book value, price to sales, and enterprise value to earnings before interest, taxes, depreciation, and amortization.
Lazard’s Principal Investment Strategies
Lazard invests primarily in equity securities, principally common stocks, of companies that the Lazard believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow, or asset values. Although Lazard generally focuses on large capitalization companies, the market capitalizations of issuers in which Lazard invests may vary with market conditions, and Lazard also may invest in medium capitalization and small capitalization companies.
SGA’s Principal Investment Strategies
SGA uses an investment process to identify large capitalization companies that it believes have a high degree of predictability, strong profitability, and above average earnings and cash flow growth. SGA seeks to identify companies that exhibit characteristics such as pricing power, repeat revenue streams, and global reach that, in SGA’s judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up
stock selection approach. SGA selects investments that it believes have superior long-term earnings prospects and attractive valuation. SGA seeks to sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

75

BRIDGE BUILDER LARGE CAP VALUE FUND
Investment Objective
The Large Cap Value Fund’s investment objective is to provide capital appreciation. The Large Cap Value Fund’s investment objective is non-fundamental;
that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.
Principal Investment Strategies
The Large Cap Value Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of large capitalization companies. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.
The Large Cap Value Fund defines large capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell 1000
®
Index (as of July 1, 2020, companies with capitalizations of at least approximately $1.8 billion). The market capitalization of the companies included in the Russell 1000
®
Index will change with market conditions. While the Large Cap Value Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies. The Large Cap Value Fund may invest in securities issued by U.S. and foreign entities. The Large Cap Value Fund may invest in ADRs or GDRs. The Large Cap Value Fund may also invest in other investment companies, including other open-end
or
closed-end
investment companies and ETFs that have characteristics that are consistent with the Fund’s investment objective. The Large Cap Value Fund may also invest a portion of its assets in futures and in securities of REITs, which are companies that own and/or manage real estate properties. From time to time, the Large Cap Value Fund may also focus its investments in a particular sector, such as the financials sector. The Large Cap Value Fund follows an investing style that favors value investments.
The Large Cap Value Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Large Cap Value Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual
Sub-advisers
or by the Adviser when a
Sub-adviser
or the Adviser judges that market conditions make pursuing the Large Cap Value Fund’s investment strategies inconsistent with the best interests of shareholders. A
Sub-adviser
or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Large Cap Value Fund’s losses or to create liquidity in anticipation of redemptions. When the Large Cap Value Fund takes temporary defensive positions, it may not achieve its investment objective.
The Large Cap Value Fund’s portfolio is constructed by combining the investment styles and strategies of multiple
Sub-advisers
retained by the Adviser. Each
Sub-adviser
may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Large Cap Value Fund’s assets.
Portfolio securities may be sold at any time. Sales may occur when a
Sub-adviser
seeks to take advantage of what a
Sub-adviser
considers to be a better investment opportunity, when a
Sub-adviser
believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a
Sub-adviser
believes it would be appropriate to do so in order to readjust the asset allocation of the Large Cap Value Fund’s investment portfolio.
The Adviser may allocate assets of the Large Cap Value Fund to the following
Sub-advisers:
Artisan Partners, Barrow Hanley, BlackRock, LSV, T. Rowe Price, and Wellington Management. The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.

76

Artisan Partners’ Principal Investment Strategies
Artisan Partners employs a fundamental investment process to construct a diversified portfolio of equity securities across a broad capitalization range. It seeks to invest in companies that are undervalued, in solid financial condition, and have attractive business economics. Artisan Partners believes that companies with these characteristics are less likely to experience eroding values over the long term.
Artisan Partners values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that Artisan Partners believes would be reasonable. Artisan Partners generally will purchase a security if the stock price falls below or toward the lower end of that range.
Artisan Partners prefers companies with an acceptable level of debt and positive cash flow. At a minimum, Artisan Partners seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.
Artisan Partners favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.
Barrow Hanley’s Principal Investment Strategies
Barrow Hanley invests primarily in large capitalization securities. Barrow Hanley’s approach to the equity market is based on the underlying philosophy that markets are inefficient. Barrow Hanley believes these inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up
basis. Barrow Hanley seeks to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. Barrow Hanley implements this strategy by seeking to construct portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (as measured by the S&P 500).
BlackRock’s Principal Investment Strategies
BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. Of those 1,000 companies, the Russell 1000
®
Value Index represents those with a less-than-median orientation towards growth. Companies in this index generally have low price-to-book
and
price-to-earnings
ratios, higher dividend yields, and lower forecasted growth values than more growth-oriented securities. The criterion for the selection of investments is the Russell 1000
®
Value Index. When deemed appropriate by BlackRock, BlackRock may invest a portion of the assets allocated to it in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell 1000
®
Value Index. Derivatives may be used as a means to invest small liquidity balances and accruals.
LSV’s Principal Investment Strategies
LSV uses a deep value,
bottom-up
investment approach, employing fundamental and qualitative criteria to evaluate and select securities of large and medium capitalization companies that it feels are trading at a substantial discount to their intrinsic value. LSV follows an active investment strategy, focusing on using data and financial information and combining such information with the rigor of a quantitative model.
LSV’s active investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund in a bottom-up,
contrarian value approach.

77

The primary components of the quantitative model are:

●	indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to-earnings ratio;
●	indicators of past negative market sentiment, such as poor past stock price performance;
●	indicators of recent momentum, such as high recent stock price performance; and
●	control of incremental risk relative to the benchmark index.
All such indicators are measured relative to the overall universe of large and medium capitalization companies.
T. Rowe Price’s Principal Investment Strategies
T. Rowe Price’s active investment approach emphasizes the value of large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house
research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. In selecting investments for its allocated portion of the Fund, T. Rowe Price generally looks for companies in the aggregate with one or more of the following: an established operating history; above-average dividend yield relative to the broader equity market; low price/earnings ratio relative to the broader equity market; a sound balance sheet and other positive financial characteristics; or low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises. T. Rowe Price typically invests in U.S. common stocks and may invest in foreign stocks. The portion of the Fund managed by T. Rowe Price may also at times invest significantly in certain sectors, such as the financials sector.
Wellington Management’s Principal Investment Strategies
Wellington Management invests primarily in equity securities. Although Wellington Management may invest in the securities of companies with any market capitalization, Wellington Management normally invests a significant portion of its assets in the equity securities of large capitalization companies. Wellington Management may invest in REITs and foreign securities, including ADRs.
Wellington Management seeks to provide total returns in excess of the broader market over the long term by identifying companies that Wellington Management expects to consistently return cash to shareholders in the form of a growing dividend. Wellington Management uses substantial proprietary, fundamental research resources to identify companies with superior prospects for dividend growth and capital appreciation that sell at reasonable valuation levels. Wellington Management believes that above average growth in dividends is an effective and often overlooked indicator of higher quality, shareholder-oriented companies that have the ability to produce consistent, above-average returns over the long term.
Wellington Management’s investment philosophy rests on the belief that the best investments over long periods of time are in companies that balance value creation and value distribution. Wellington Management seeks companies that are good stewards of capital with a long history of growing and paying dividends and a proven ability to innovate over many market cycles. Wellington Management looks for companies with good profitability, strong cash flow generation, and moderate payout ratios.

78

BRIDGE BUILDER SMALL/MID CAP GROWTH FUND
Investment Objective
The Small/Mid Cap Growth Fund’s investment objective is to provide capital appreciation. The Small/Mid Cap Growth Fund’s investment objective is non-fundamental;
that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.
Principal Investment Strategies
The Small/Mid Cap Growth Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of small and mid capitalization companies. The investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.
The Small/Mid Cap Growth Fund defines small and mid capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell MidCap
®
Index and the Russell 2000
®
Index (as of July 1, 2020, companies with capitalizations less than approximately $49.3 billion). The market capitalization of the companies included in the Russell MidCap
®
Index and the Russell 2000
®
Index will change with market conditions. While the Small/Mid Cap Growth Fund primarily invests in equity securities of small and mid capitalization companies, it may also invest in securities of large capitalization companies. The Small/Mid Cap Growth Fund may invest in securities issued by U.S. and foreign entities. The Small/Mid Cap Growth Fund may invest in ADRs or GDRs. The Small/Mid Cap Growth Fund may also invest in other investment companies, including other open-end
or
closed-end
investment companies and ETFs that have characteristics that are consistent with the Fund’s investment objective. The Small/Mid Cap Growth Fund may also invest a portion of its assets in futures. The Small/Mid Cap Growth Fund may also invest a portion of its assets in securities of REITs, which are companies that own and/or manage real estate properties. From time to time, the Small/Mid Cap Growth Fund may also focus its investments in a particular sector, such as the information technology and healthcare sectors. The Small/Mid Cap Growth Fund follows an investing style that favors growth investments.
The Small/Mid Cap Growth Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Small/Mid Cap Growth Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual
Sub-advisers
or by the Adviser when a
Sub-adviser
or the Adviser judges that market conditions make pursuing the Small/Mid Cap Growth Fund’s investment strategies inconsistent with the best interests of shareholders. A
Sub-adviser
or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Small/Mid Cap Growth Fund’s losses or to create liquidity in anticipation of redemption. When the Small/Mid Cap Growth Fund takes temporary defensive positions, it may not achieve its investment objective.
The Small/Mid Cap Growth Fund’s portfolio is constructed by combining the investment styles and strategies of multiple
Sub-advisers
retained by the Adviser. Each
Sub-adviser
may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Small/Mid Cap Growth Fund’s assets.
Portfolio securities may be sold at any time. Sales may occur when a
Sub-adviser
seeks to take advantage of what a
Sub-adviser
considers to be a better investment opportunity, when a
Sub-adviser
believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a
Sub-adviser
believes it would be appropriate to do so in order to readjust the asset allocation of the Small/Mid Cap Growth Fund’s investment portfolio.
The Adviser may allocate assets of the Small/Mid Cap Growth Fund to the following
Sub-advisers:
Artisan Partners, BlackRock, Champlain, Eagle, and SIMG. The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.

79

Artisan Partners’ Principal Investment Strategies
Artisan Partners’ investment team employs a fundamental investment process to construct a diversified portfolio of U.S. mid capitalization growth companies. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The team’s investment process focuses on two distinct elements – security selection and capital allocation. The team overlays its investment process with environmental, social and governance (“ESG”) considerations and broad knowledge of the global economy.
Security Selection
—The team seeks to identify companies that have franchise characteristics (e.g., low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.
Capital Allocation
—Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. Garden
SM
investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. Crop
SM
investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. Harvest
SM
investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.
ESG Considerations
—The team employs a framework in assessing ESG factors that informs its security selection and capital allocation process.
Broad Knowledge
—The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically in U.S. mid capitalization growth companies with exposure to the global economy. The team seeks broad knowledge of the global economy in order to position it to find growth.
BlackRock’s Principal Investment Strategies
BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segments of the United States market for publicly traded equity securities as represented by the Russell Midcap
®
Growth Index and the Russell 2000
®
Growth Index. The Russell Midcap
®
Growth Index measures the performance of mid capitalization companies represented in the Russell Midcap
®
Index with higher price/book ratios and higher predicted and historical growth rates. The Russell 2000
®
Growth Index measures the performance of small capitalization companies represented in the Russell 2000
®
Index with higher price/book ratios and higher predicted and historical growth rates. When deemed appropriate by BlackRock, BlackRock may invest assets of its allocated portion of the Small/Mid Cap Growth Fund in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell Midcap
®
Growth Index and the Russell 2000
®
Growth Index. BlackRock may use derivatives as a means to invest small liquidity balances and accruals.
Champlain’s Principal Investment Strategies
Champlain seeks capital appreciation by investing mainly in common stocks of medium-sized
companies that it believes have strong long-term fundamentals, superior capital appreciation potential, and attractive valuations. Through the consistent execution of a fundamental bottom-up
investment process, which includes an effort to understand a company’s intrinsic or fair value, Champlain expects to identify a diversified universe of medium-sized
companies that trade at a discount to their estimated or intrinsic fair values.
Eagle’s Principal Investment Strategies
During normal market conditions, Eagle primarily invests in the equity securities of small capitalization companies. When making investment decisions, Eagle generally focuses on investing in the securities of small capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value.

80

Eagle uses a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. Eagle seeks quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth, and a defensive business model. It seeks attractive valuation using market fluctuations as opportunistic entry points. Finally, Eagle attempts to balance the portfolio through sector-weight policies that provide diversification across major economic sectors.
SIMG’s Principal Investment Strategies
SIMG evaluates and selects securities of both mid capitalization and small capitalization companies. SIMG believes that securities of mid capitalization and small capitalization companies have the opportunity to appreciate more quickly than larger capitalization companies due to greater market inefficiencies. SIMG attributes these inefficiencies primarily to lower levels of research coverage in this area of the market.
SIMG believes that earnings growth drives stock performance. SIMG uses a disciplined, bottom-up
investment selection process that combines both fundamental analysis and the use of proprietary quantitative tools and screens to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens – one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth. There are common elements in both types of stocks, such as higher forward growth rates, above-median price/earnings ratios, higher return on equity, and positive earnings revisions.

81

BRIDGE BUILDER SMALL/MID CAP VALUE FUND
Investment Objective
The Small/Mid Cap Value Fund’s investment objective is to provide capital appreciation. The Small/Mid Cap Value Fund’s investment objective is non-fundamental;
that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.
Principal Investment Strategies
The Small/Mid Cap Value Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of small and mid capitalization companies. The investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.
The Small/Mid Cap Value Fund defines small and mid capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell MidCap
®
Index and the Russell 2000
®
Index (as of July 1, 2020, companies with capitalizations less than approximately $49.3 billion). The market capitalization of the companies included in the Russell MidCap
®
Index and the Russell 2000
®
Index will change with market conditions. The Small/Mid Cap Value Fund primarily invests in equity securities of small and mid capitalization companies, but may also invest in securities of large capitalization companies. The Small/Mid Cap Value Fund may invest in securities issued by U.S. and foreign entities. The Small/Mid Cap Value Fund may invest in ADRs or GDRs. The Small/Mid Cap Value Fund may also invest in other investment companies, including other open-end
or
closed-end
investment companies and ETFs that have characteristics that are consistent with the Fund’s investment objective. The Small/Mid Cap Value Fund may also invest a portion of its assets in futures and in securities of REITs, which are companies that own and/or manage real estate properties. From time to time, the Small/Mid Cap Value Fund may also focus its investments in a particular sector, such as the financials sector. The Small/Mid Cap Value Fund follows an investing style that favors value investments.
The Small/Mid Cap Value Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Small/Mid Cap Value Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual
Sub-advisers
or by the Adviser when a
Sub-adviser
or the Adviser judges that market conditions make pursuing the Small/Mid Cap Value Fund’s investment strategies inconsistent with the best interests of shareholders. A
Sub-adviser
or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Small/Mid Cap Value Fund’s losses or to create liquidity in anticipation of redemptions. When the Small/Mid Cap Value Fund takes temporary defensive positions, it may not achieve its investment objective.
The Small/Mid Cap Value Fund’s portfolio is constructed by combining the investment styles and strategies of multiple
Sub-advisers
retained by the Adviser. Each
Sub-adviser
may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Small/Mid Cap Value Fund’s assets.
Portfolio securities may be sold at any time. Sales may occur when a
Sub-adviser
seeks to take advantage of what a
Sub-adviser
considers to be a better investment opportunity, when a
Sub-adviser
believes the portfolio securities no longer represent relatively attractive investment opportunities or when a
Sub-adviser
believes it would be appropriate to do so in order to readjust the asset allocation of the Small/Mid Cap Value Fund’s investment portfolio.
The Adviser may allocate assets of the Small/Mid Cap Value Fund to the following
Sub-advisers:
BlackRock, Boston Partners, Diamond Hill, LSV, MFS, Silvercrest, and Vaughan Nelson. The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.

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BlackRock’s Principal Investment Strategies
BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segments of the United States market for publicly traded equity securities as represented by the Russell Midcap
®
Value Index and the Russell 2000 Value
®
Growth Index. The Russell Midcap
®
Value Index measures the performance of mid capitalization companies represented in the Russell Midcap
®
Index with lower price/book ratios and lower predicted and historical growth rates. The Russell 2000
®
Value Index measures the performance of the small capitalization companies represented in the Russell 2000
®
Index with lower price/book ratios and lower predicted and historical growth rates. When deemed appropriate by BlackRock, BlackRock may invest assets of its allocated portion of the Small/Mid Cap Value Fund in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell Midcap
®
Value Index and the Russell 2000
®
Value Index. BlackRock may use derivatives as a means to invest small liquidity balances and accruals.
Boston Partners’ Principal Investment Strategies
Boston Partners primarily invests in medium capitalization companies. The strategy of Boston Partners is grounded in bottom-up
fundamental analysis. Boston Partners seeks to identify companies with attractive valuation, sound business fundamentals, and improving business momentum. Boston Partners’ strategy seeks to add value through bottom-up
stock selection. Boston Partners’ investment philosophy is that (1) low valuation stocks outperform high valuation stocks; (2) companies with strong fundamentals, e.g. high and sustainable returns on invested capital, outperform companies with weak fundamentals; and (3) stocks with positive business momentum, e.g. rising earnings estimates, outperform stocks with negative business momentum.
Boston Partners seeks to construct a well-diversified portfolio that consistently possesses these three characteristics; Boston Partners aims to limit downside risk, preserve capital, and maximize the power of compounding.
Diamond Hill’s Principal Investment Strategies
Diamond Hill typically invests in U.S. equity securities of small to medium market capitalization companies measured at the time of purchase. Diamond Hill’s objective with respect to its allocated portion is to seek long-term capital appreciation by investing in companies selling for less than Diamond Hill’s estimate of intrinsic value. To estimate intrinsic value, Diamond Hill believes that a business must be understandable, and that Diamond Hill must be able to reasonably forecast its cash flows. Diamond Hill seeks businesses with sustainable competitive advantages, conservative balance sheets, and management with an ownership mentality. Investments are sold by Diamond Hill when the stock price reaches Diamond Hill’s estimate of intrinsic value, Diamond Hill’s estimate of intrinsic value is revised such that there is no longer a discount to intrinsic value, a holding reaches Diamond Hill’s stated maximum position size, or Diamond Hill identifies a stock that it believes offers a more attractive opportunity.
LSV’s Principal Investment Strategies
LSV uses a deep value,
bottom-up
investment approach, employing fundamental and qualitative criteria to evaluate and select securities of mid capitalization companies that it feels are trading at a substantial discount to their intrinsic value. LSV follows an active investment strategy, focusing on using data and financial information and combining such information with the rigor of a quantitative model.
LSV’s active investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund in a bottom-up,
contrarian value approach. The primary components of the quantitative model are:

●	indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to-earnings ratio;
●	indicators of past negative market sentiment, such as poor past stock price performance;
●	indicators of recent momentum, such as high recent stock price performance; and
●	control of incremental risk relative to the benchmark index.

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All such indicators are measured relative to the overall universe of mid cap companies.
MFS’ Principal Investment Strategies
MFS primarily invests in securities of companies with small capitalizations. MFS focuses on investing in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. MFS normally invests across different industries and sectors, but MFS may invest a significant percentage of the portion of the Fund’s assets allocated to MFS in issuers in a single industry or sector. MFS uses an active bottom-up
investment approach to buying and selling investments. Investments are selected by MFS primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider ESG factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
Silvercrest’s Principal Investment Strategies
Silvercrest primarily invests in small capitalization companies. Silvercrest seeks to invest in companies that it believes to be undervalued at the time of purchase. These companies typically possess, in the opinion of the portfolio manager, one or more of the following attributes:

●	Business that results in relatively consistent longer-term earnings and cash flow growth;
●	Franchise/asset value that may make the company attractive to potential acquirers;
●	Cyclically depressed earnings and/or cash flow that has potential for improvement; or
●	A catalyst that will promote recognition of the company’s undervalued status.
Vaughan Nelson’s Principal Investment Strategies
Vaughan Nelson primarily invests in
mid-capitalization
companies with a focus on those companies meeting Vaughan Nelson’s return expectations. Vaughan Nelson uses a bottom-up
value-oriented investment process in constructing the Small/Mid Cap Value Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

●	Companies earning a positive return on capital with stable-to-improving returns;
●	Companies valued at a discount to their asset value; and
●	Companies with an attractive and sustainable dividend level.
Vaughan Nelson employs a value-driven investment philosophy that selects stocks selling at a relatively low value based on business fundamentals, economic margin analysis, and discounted cash flow models. Vaughan Nelson selects companies that it believes are out of favor or misunderstood. Vaughan Nelson narrows its investment universe by using value-driven screens to create a research universe of companies in its desired market capitalization range. Vaughan Nelson uses fundamental analysis to construct a portfolio that, in its opinion, is made up of quality companies with the potential to provide significant increases in share price over a three-year period. Vaughan Nelson will generally sell a security when it reaches Vaughan Nelson’s price target or when the issuer shows a change in financial condition, competitive pressures, poor management decisions, or internal or external forces reducing future expected returns from the investment thesis.

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BRIDGE BUILDER INTERNATIONAL EQUITY FUND
Investment Objective
The International Equity Fund’s investment objective is to provide capital appreciation. The International Equity Fund’s investment objective is non-fundamental;
that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.
Principal Investment Strategies
The International Equity Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities and other instruments, such as derivative instruments (see below), with economic characteristics similar to equity securities, and certain investment companies that seek to track the performance of equity securities. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.
The International Equity Fund will primarily invest in
non-U.S.-dollar
denominated securities of large capitalization companies that derive a majority of their revenues or profits from a country or countries other than the United States. The International Equity Fund may also invest in securities of mid and small capitalization companies. The International Equity Fund invests principally in equity securities issued by companies in developed countries, but may also invest in emerging markets or developing countries. The International Equity Fund may also invest in U.S. dollar-denominated securities issued by foreign entities, ADRs, or GDRs. The International Equity Fund may also invest in other investment companies, including other open-end
or
closed-end
investment companies and ETFs, that have characteristics that are consistent with the International Equity Fund’s investment objective. The International Equity Fund may also invest a portion of its assets in securities REITs that own and/or manage properties. From time to time, the International Equity Fund may also buy or sell derivatives, principally futures contracts for cash equitization purposes, and forward contracts and options for currency hedging. From time to time, the International Equity Fund may also focus its investments in a particular country or geographic region, such as the United Kingdom or Japan
The International Equity Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, liquidity, political, or other conditions. For example, during such period, 100% of the International Equity Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated by the individual
Sub-advisers
or by the Adviser when a
Sub-adviser
and/or the Adviser judges that market conditions make pursuing the International Equity Fund’s investment strategies inconsistent with the best interests of its shareholders. A
Sub-adviser
and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit the Fund’s losses or to create liquidity in anticipation of redemptions. When the International Equity Fund takes temporary defensive positions, it may not achieve its investment objective.
The International Equity Fund’s portfolio is constructed by combining the investment styles and strategies of multiple
Sub-advisers
retained by the Adviser. Each
Sub-adviser
may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the International Equity Fund’s assets.
Portfolio securities may be sold at any time. Sales may occur when a
Sub-adviser
seeks to take advantage of what a
Sub-adviser
considers to be a better investment opportunity, when a
Sub-adviser
believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a
Sub-adviser
believes it would be appropriate to do so in order to readjust the asset allocation of the International Equity Fund’s investment portfolio.
The Adviser may allocate assets of the International Equity Fund to the following
Sub-advisers:
Baillie Gifford Overseas, BlackRock, Edinburgh Partners, Mondrian, Pzena and WCM. The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.

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Baillie Gifford Overseas’ Principal Investment Strategies
In the Fund, Baillie Gifford Overseas’ primarily invests in
non-U.S.
dollar-denominated
securities that derive a majority of their revenues or profits from a country or countries other than the United States. Baillie Gifford Overseas primarily uses proprietary, fundamental research to seek to identify companies for investment that exhibit sustained, above-average growth with attractive financial characteristics, such as superior profit margins on invested capital. Baillie Gifford Overseas normally evaluates these characteristics over a five-year time horizon. When evaluating individual companies for investment, Baillie Gifford Overseas normally focuses on the following: growth/quality, management, valuation, and sell discipline.
BlackRock’s Principal Investment Strategies
BlackRock invests in international equity securities with the objective of approximating as closely as practicable the capitalization weighted total rates of return of the markets in certain countries for equity securities traded outside the United States, as represented by the MSCI EAFE Growth and MSCI EAFE Value Indices. The MSCI EAFE Growth and MSCI EAFE Value Indices measure the performance of large and mid capitalization companies across developed markets, excluding the United States and Canada. The MSCI EAFE Growth Index focuses on companies exhibiting overall growth style characteristics, while the MSCI EAFE Value Index focuses on companies exhibiting overall value style characteristics. Growth style characteristics include long-term forward earnings per share (“EPS”) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend. Value style characteristics include book value to price,
12-month
forward earnings to price, and dividend yield.
Edinburgh Partners’ Principal Investment Strategies
Edinburgh Partners employs a disciplined, value-oriented, global investment strategy to select stocks. Edinburgh Partners aims to identify and buy undervalued
non-U.S.
companies, including those in the emerging markets, and hold them until share prices reflect their long-term earnings potential. The firm’s investment philosophy is based on the belief that a portfolio of companies with below-average five-year forward price/earnings (P/E) ratios will outperform the market over the long run. Therefore, the firm’s research focuses primarily on seeking to accurately forecast five-year forward P/E ratios. The security selection process is unconstrained, portfolio holdings are concentrated, and turnover is expected to be low.
The investment process begins with a research screening designed to eliminate companies that Edinburgh Partners considers overvalued. Following this initial screening, a research template is compiled for companies that are considered undervalued. The template includes five years of historical data (e.g., sales growth, margins, and capital expenditures); five years of forecast data; and a written review of the investment case, positioning, and financial structure of the company. Next, a scenario analysis (best-case, central-case, worst-case) of the long-term valuation is used to properly assess the risk/reward of a given security. In general, Edinburgh Partners’ management style is collaborative and decision-making is team-oriented.
Mondrian’s Principal Investment Strategies
Mondrian pursues its investment objective primarily by investing in equity securities of
non-U.S.
large capitalization issuers, including the securities of emerging market companies, that, in Mondrian’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by Mondrian. Mondrian reviews the definition of large capitalization each year. Typically, Mondrian’s portfolio will be invested in securities of approximately
30-40
companies.
Mondrian’s approach in selecting investments is primarily oriented to individual stock selection and is value driven. In selecting stocks, Mondrian identifies those stocks that it believes will provide capital appreciation over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. Mondrian conducts fundamental research on a global basis in order to identify securities that, in Mondrian’s opinion, have the potential for long-term capital appreciation. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and

86

market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today.
In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. Mondrian’s general management strategy emphasizes long term holding of securities, although securities may be sold at Mondrian’s discretion without regard to the length of time they have been held.
Pzena’s Principal Investment Strategies
Pzena employs a deep value investment approach, emphasizing larger capitalization equity securities in international developed markets. Pzena may also invest in emerging markets when valuations are perceived as sufficiently discounting additional risks. Pzena does intensive fundamental research utilizing a bottom-up
security selection process prior to recommending a security. Pzena invests in stocks that trade at a significant discount to the issuers’ normalized long-term earnings power. This research process looks for businesses with tangible downside protection where management has a sound plan for earnings recovery.
WCM’s Principal Investment Strategies
WCM uses a
bottom-up
approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a high probability for superior future growth. WCM’s investment process focuses on seeking industry leading companies that WCM believes possess growing competitive advantages; corporate cultures emphasizing strong, quality, and experienced management; low or no debt; and attractive relative valuations. WCM also considers other factors in selecting securities, including political risk, monetary policy risk, and regulatory risk.
Although WCM may invest in securities of companies of any size, it will generally invest in large established multinational companies. WCM generally will invest in securities of companies located in different regions and in at least three different countries. From time to time, WCM may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.
WCM will reduce position size in the portfolio as deemed necessary to adhere to portfolio construction guidelines regarding maximum individual holding size, industry/sector weight, as well as other relevant factors. When performing a fundamental analysis, WCM views valuation as the most significant factor in managing position size. The key factors WCM considers when determining whether to sell out of a position completely are: that a company’s competitive advantage is deteriorating or no longer expanding; that there are more attractive companies in an essentially similar industry; that a company’s leadership is not performing as expected; that a company’s culture is challenged; that valuation is deemed excessive; and/or that there is material geopolitical or currency risk.

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ADDITIONAL INFORMATION REGARDING
PRINCIPAL RISKS OF INVESTING IN THE FUNDS
Principal Risks of Investing in the Funds
The Funds are subject to the principal investment risks listed in the table below.

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/ Mid Cap Growth Fund	Small/ Mid Cap Value Fund	International Equity Fund
Active Management Risk	✓	✓	✓	✓	✓	✓	✓	✓
Adjustable Rate Mortgages Risk	✓	✓
American Depositary Receipts or Global Depositary Receipts Risk				✓	✓	✓	✓	✓
Asset-Backed, Mortgage-Related, and Mortgage-Backed Securities Risk	✓	✓
Convertible Securities Risk		✓
Corporate Debt Securities Risk	✓	✓
Counterparty Risk	✓	✓	✓	✓	✓	✓	✓	✓
Credit Risk	✓	✓	✓
Currency Risk	✓	✓		✓	✓	✓	✓	✓
Derivatives Risk	✓	✓	✓	✓	✓	✓	✓	✓
Emerging Markets Securities Risk	✓	✓						✓
Equity Risk				✓	✓	✓	✓	✓
Financials Sector Risk					✓		✓
Floating Rate Securities Risk	✓	✓
Foreign Securities Risk	✓	✓		✓	✓	✓	✓	✓
Forward Contracts Risk		✓						✓
Futures Contracts Risk	✓	✓	✓	✓	✓	✓	✓	✓
Geographic Focus Risk								✓
Growth Style Risk				✓		✓		✓
Health Care Risk						✓
High Yield Securities Risk		✓	✓
Information Technology Risk				✓		✓
Interest Rate Risk	✓	✓	✓
Investment Company and Exchange Traded Fund Risk	✓	✓	✓	✓	✓	✓	✓	✓
Investment Strategy Risk	✓	✓	✓	✓	✓	✓	✓	✓
Issuer-Specific Risk	✓	✓	✓	✓	✓	✓	✓	✓
Larger Company Risk				✓	✓	✓	✓	✓
Leverage Risk	✓	✓	✓	✓	✓	✓	✓	✓

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	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/ Mid Cap Growth Fund	Small/ Mid Cap Value Fund	International Equity Fund
LIBOR Replacement Risk	✓	✓	✓	✓	✓	✓	✓	✓
Liquidity Risk	✓	✓	✓	✓	✓	✓	✓	✓
Loan Risk		✓
Market Risk	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage Dollar Roll Risk	✓	✓
Multi-Manager and Multi-Style Management Risk	✓	✓	✓	✓	✓	✓	✓	✓
Municipal Housing Revenue Bond Risk			✓
Municipal Securities Risk			✓
Options Risk								✓
Passive Management Risk				✓	✓	✓	✓	✓
Portfolio Turnover Risk	✓	✓
Prepayment and Extension Risk	✓	✓	✓
Private Activity Bonds Risk			✓
Privately Issued Securities Risk	✓	✓	✓
Real Estate Investment Trusts Risk				✓	✓	✓	✓	✓
Redemption Risk	✓	✓	✓	✓	✓	✓	✓	✓
Regulatory and Judicial Risk	✓	✓	✓	✓	✓	✓	✓	✓
Reinvestment Risk	✓	✓	✓
Sector Focus Risk				✓	✓	✓	✓
Smaller Company Risk				✓	✓	✓	✓	✓
Sovereign Debt Risk	✓	✓
Structured Notes Risk		✓
Swap Agreement Risk	✓	✓
Tax and Federal AMT Risk			✓
Trust Preferred and Bank Capital Securities Risk		✓
U.S. Government Securities Risk	✓	✓	✓
Value Style Risk					✓		✓	✓
When-Issued, Delayed Delivery, and Forward Commitment Transactions Risk	✓	✓	✓
The principal risks of investing in each Fund that may adversely affect such Fund’s net asset value (“NAV”) or total return have previously been summarized in the “Summary Section.” These risks are discussed in more detail below. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Active Management Risk.
The Core Bond Fund, Core Plus Bond Fund, and Municipal Bond Fund are actively managed and their performance therefore will reflect in part the ability of the
Sub-advisers
to select securities and to

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make investment decisions that are suited to achieving each Fund’s investment objective. Significant portions of the Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, and International Equity Fund are actively managed and their performance therefore will reflect in part the ability of the
Sub-advisers
to select securities and to make investment decisions that are suited to achieving each Fund’s investment objective. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives. In addition, to the extent that a
Sub-adviser’s
investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for a Fund, the Fund can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model.
Adjustable Rate Mortgages Risk.
ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.
In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the MBS into which that loan has been bundled.
American Depositary Receipts or Global Depositary Receipts Risk.
ADRs are U.S. dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs are similar to ADRs but represent shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets, and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.
Asset-Backed, Mortgage-Related, and Mortgage-Backed Securities Risk
. ABS, mortgage-related securities and MBS are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related securities and ABS may decline in value, face valuation difficulties, become more volatile, and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (
i.e.,
premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of declining interest rates, a Fund may be subject to increased prepayment risk, which is the risk that borrowers will increase the rate at which they prepay the principal value of mortgages and other obligations resulting in faster rates of principal repayment on MBS. In periods of rising interest rates, a Fund may be subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments of the underlying mortgages. As a result, in certain interest rate environments, a Fund may exhibit additional volatility. Some

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of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called
“sub-prime”
mortgages. The structure of some of these securities may be complex and there may be less available information than other types of fixed income securities. Inverse floaters, a type of mortgage-backed derivative, are fixed income securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to MBS. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive the principal but none of the interest on the underlying obligations. As a result, interest-only and principal-only securities are highly sensitive to actual or anticipated changes in prepayment rates on the underlying obligations. CMOs, IOs, POs, and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities. The risk of default, as described below under “Credit Risk,” for privately-issued and sub-prime
mortgages is generally higher than other types of MBS. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Convertible Securities Risk.
The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Corporate Debt Securities Risk
. Corporate debt securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Therefore, corporate debt securities are subject to interest rate risk, market risk, and credit risk, as described herein.
Counterparty Risk.
When a Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligations. For example, in a repurchase agreement, there exists the risk that a Fund buys a security from a seller (counterparty) that agrees to repurchase the security at an agreed upon price and time, but the counterparty later fails to repurchase the security. Even though the Fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering or disposing of the collateral.
Credit Risk.
There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. A Fund may invest in securities that are rated in the lowest investment grade category. Such securities may exhibit speculative characteristics similar to high yield securities, and issuers of such securities may be more vulnerable to changes in economic conditions than issuers of higher grade securities.
Currency Risk.
While the Funds’ net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot
transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot
transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock
market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

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Derivatives Risk.
The Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate with the underlying asset, rate, or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund’s returns. Certain derivatives also expose the Fund to counterparty risk, which is described above. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets, which may increase the extent of a Fund’s exposure to counterparty risk. In addition, a Fund may use derivatives for non-hedging
purposes, which increases a Fund’s potential for loss. Certain of a Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely affect a Fund’s after-tax
returns. Investing in derivatives may result in a form of leverage and subject a Fund to leverage risk, which is described below. The risks of a Fund’s use of futures contracts, swap agreements, forward contracts and options are discussed in further detail below.
Emerging Markets Securities Risk.
A
Fund that invests a significant portion of its assets in the securities of issuers based in countries with “emerging market” economies is subject to greater levels of foreign investment risk than a fund investing primarily in more-developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized, smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.
Equity Risk.
Since certain Funds purchase equity securities, those Funds are subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day
and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
Financials Sector Risk.
A Fund that focuses in the financials sector may be subject to greater risks than a portfolio without such a focus. The financials sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. A Fund may be adversely affected by events or developments negatively impacting the financials sector. For example, events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur losses.
Floating Rate Securities Risk.
Certain Funds may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes,

92

including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.
Foreign Securities Risk.
The securities of foreign issuers, including ADRs and GDRs, may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the United States. Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve additional risks to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. Government and the U.S. economy.
Forward Contracts Risk.
A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forward contracts require only a small initial investment in the form of a deposit or margin, forwards involve a high degree of leverage. Forward contracts are also subject to counterparty risk, market risk, liquidity risk, and leverage risk, each of which is further described elsewhere in this section.
Futures Contracts Risk.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk, which is described below; (ii) correlation or tracking risk; (iii) liquidity risk, which is described below; and (iv) market risk, which is described below. Because futures require only a small initial investment in the form of a deposit or margin, futures involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which the futures are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.
Geographic Focus Risk.
To the extent that a significant portion of a Fund’s portfolio is invested in the securities of companies in a particular country or region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within that country or region. As a result, a Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. For example, the impact of the intended departure of the United Kingdom (the “UK”) from the European Union on the UK and European economies and the broader global economy could be significant, result in increased volatility and illiquidity, and potentially lower economic growth in global markets, which may adversely affect the value of a Fund’s investments, to the extent the Fund is invested significantly in the UK or other affected region. In addition, to the extent a Fund is invested significantly in Japan, the Fund may be subject to greater price volatility than a fund holding more geographically diverse investments because the Japanese economy is heavily dependent upon international trade and is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption.
Growth Style Risk.
Certain Funds follow an investing style that favors growth investments. Such Funds may invest in equity securities of companies that a Fund believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth
companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

93

Health Care Risk.
A Fund that focuses in the health care sector may be subject to greater risks than a portfolio without such a focus. Companies in the health care sector are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. A number of legislative proposals concerning healthcare have been considered and/or enacted by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. A Fund cannot predict what proposals will be enacted or what effect such proposals may have on health care-related companies. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care sector can be significantly affected by patent expirations. In addition, many health care-related companies are smaller and less seasoned than companies in other industries.
High Yield Securities Risk
. Below investment grade securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. Junk bonds may offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.
Information Technology Risk.
A Fund that focuses in the information technology sector may be subject to greater risks than a portfolio without such a focus. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Information technology companies may be subject to extensive regulatory requirements causing considerable expense and delay. Information technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Interest Rate Risk
. Certain Funds invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets and result in a decline in the value of the fixed income investments held by the Funds. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with shorter duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a five-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of an investment in the Fund. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Floating rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the benchmark rate chosen, frequency of reset, and reset caps or floors, among other things). Zero coupon bonds have longer durations than coupon-bearing bonds with comparable maturities and generally experience greater volatility in response to changing interest rates. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise or fall. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Investment Company and Exchange Traded Fund Risk.
Investments in
open-end
and
closed-end
investment companies, including any ETFs, involve substantially the same risks as investing directly in the instruments held by

94

these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. The Funds must also pay their pro rata portion of an investment company’s fees and expenses. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect each Fund’s performance. Shares of a closed-end
investment company or ETF may expose the Funds to risks associated with leverage and may trade at a premium or discount to the NAV of the closed-end
funds or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand. Additionally, large purchase or redemption activity by shareholders of an investment company might negatively affect the value of the investment company’s shares.
Investment Strategy Risk.
Each Fund’s portfolio is constructed by combining the investment styles and strategies of multiple
Sub-advisers;
there is no assurance each Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Funds may decline, and, the Funds may underperform other funds with similar objectives and strategies.
Issuer-Specific Risk.
Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s value.
Larger Company Risk.
Certain Funds may invest in securities of large capitalization companies.
While large cap companies have certain competitive advantages, they may be unable to respond quickly to new competitive challenges such as changes in technology or consumer preferences. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Leverage
Risk.
Certain Fund transactions, such as the use of futures, forward contracts, swaps, or mortgage rolls, may give rise to a form of leverage. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. A Fund cannot assure that the use of leverage will result in a higher return on investment, and using leverage could result in a net loss. In addition, use of leverage by a Fund may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Registered investment companies such as the Fund are required to earmark assets to provide asset coverage for certain derivative transactions.
Liquidity Risk.
Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent a Fund from selling securities or closing derivative positions at desirable times or prices. During times of significant market or economic turmoil, usually liquid markets for certain of a Fund’s investments may experience extreme reductions in buy-side
demand, which may result in values of a Fund’s portfolio securities declining significantly over short or extended periods of time. These reductions in value may occur regardless of whether there has been a change in interest rates or a change in the credit rating of the issuer of the security. Under certain adverse market or economic conditions, Fund investments previously determined to be liquid may be deemed to be illiquid, and, because of regulatory limitations on investments in illiquid securities, a Fund may not be able to make or gain the desired level of exposure to certain investments that it otherwise would.
Loan Risk.
Bank loans (including through both assignments and participations) often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Bridge loans involve certain risks in addition to those associated with bank loans including the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
Debtor-in-possession
loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. Mezzanine loans generally are rated below investment grade and frequently are unrated. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities. Loans typically have less liquidity than investment grade

95

bonds and there may be less public information available about them as compared to bonds. In addition, bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Market Risk.
Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. As a result, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
The interconnection of international markets means that events in one country or region may affect the markets in other countries and regions, increasing the likelihood that inflation, interest rates, government defaults, government shutdowns, wars, regional conflicts, acts of terrorism, or social unrest, could affect the securities market. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Similarly, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to a recent outbreak of an infectious respiratory illness caused by a novel strain of coronavirus (known as
COVID-19)
and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The duration of the outbreak and its effects cannot be determined with certainty. The impact of the
COVID-19
pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments.
Mortgage Dollar Roll Risk.
The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes. Mortgage roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom a Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a
Sub-adviser’s
ability to correctly predict interest rates and prepayments. A Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate and may lead to higher transaction costs and increased capital gains for the Fund. At the time a Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction.
Multi-Manager and Multi-Style Management Risk.
Fund performance is dependent upon the success of the Adviser and the
Sub-advisers
in implementing a Fund’s investment strategies in pursuit of its objective. To a significant extent, a Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to
Sub-advisers
and its selection and oversight of the
Sub-advisers
and on a
Sub-adviser’s
skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or
Sub-advisers
will be successful in this regard.
In addition, because portions of each Fund’s assets are managed by different
Sub-advisers
using different styles/strategies, a Fund could experience overlapping security transactions. Certain
Sub-advisers
may be purchasing

96

securities at the same time that other
Sub-advisers
may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style. The Adviser’s and the
Sub-advisers’
judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or a
Sub-adviser’s
judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case a Fund’s value may be adversely affected.
Municipal Housing Revenue Bond Risk.
Borrowers may default on the obligations that underlie investments in municipal housing revenue bonds. Such an impairment of the value of the collateral underlying a security in which the Fund invests may result in a reduction in the value of the security itself. The structure of some of these securities may be complex and there may be less available information than other types of municipal securities.
Municipal Securities Risk.
Municipal securities rely on the creditworthiness or revenue production of issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce their yield. A Fund may own different obligations that pay interest based on the revenue of similar projects potentially resulting in greater exposure to the risk of a decline in credit quality in that sector of the municipal market. In addition, certain municipal securities are special revenue obligations, which are payable from revenue generated by a particular project or other revenue source rather than the revenue of a state or local government authority. The Fund may take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. There is no guarantee that such federal laws will remain the same. In addition, tax authorities are paying increased attention to whether interest on municipal obligations is properly exempt from taxation under existing laws, and the Fund cannot assure that a tax authority will not successfully challenge the tax exemption of a bond held by the Fund. Capital gains, whether declared by the Fund or realized by the shareholder through the selling of Fund shares, are generally taxable as either short or long-term capital gains depending upon the holding period. The economic and revenue performance of states and their agencies and municipalities may be significantly impacted by trends in the national economy, particularly by factors such as unemployment and the housing market, as well as trends in each state’s economy. The performance of the national economy and of the economy of each state may directly impact revenue production of certain issuers of municipal securities. Poor economic performance may increase the likelihood that issuers of securities in which the Fund may invest will be unable to meet obligations to make timely payments of principal and interest, that the values of securities in which the Fund invests will decline significantly, and that the liquidity of such securities will be impaired. From time to time, a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If a Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Options Risk
. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss).
Passive Management Risk.
Because the portions of certain Funds allocated to BlackRock are managed so that their total return closely corresponds with the total return of an index, these Funds face a risk of poor performance if the index being tracked declines generally or performs poorly relative to other indexes or individual stocks, the stocks of companies which comprise the index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the index.
Portfolio Turnover Risk
.
The Funds may buy and sell investments frequently. A higher portfolio turnover may enhance returns by capturing and holding portfolio gains. However, it also may result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional dividends and capital gains for tax purposes. These factors may negatively affect a Fund’s performance.
Prepayment and Extension Risk.
When interest rates fall, issuers of high interest debt obligations, as well as issuers of callable bonds, may pay off the debts earlier than expected (prepayment risk), and a Fund may have to reinvest the

97

proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping a Fund’s assets tied up in lower interest debt obligations.
Private Activity Bonds Risk.
Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond and the issuing authority does not pledge its full faith, credit and taxing power for repayment. The private enterprise can have a substantially different credit profile than the municipality or public authority. The Fund’s investments in private activity bonds may subject non-corporate
shareholders to the Federal AMT. Such shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their Federal AMT, if any.
Privately Issued Securities Risk.
Investments in privately issued securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. In certain cases, privately placed securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts, a Fund’s privately placed securities are subject to the risk that the securities’ fair value prices may differ from the actual prices that a Fund may ultimately realize upon the securities’ sale or disposition. Further, companies whose securities are not publicly traded are not subject to the more extensive disclosure and other investor protection requirements that might be applicable if the securities were publicly traded. Recipients of certain information from the issuer, including the Fund and the
Sub-adviser,
may be contractually obligated to keep the information confidential, which could adversely affect the Fund’s ability to dispose of a privately issued security.
Real Estate Investment Trusts Risk.
REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through the Funds, shareholders will not only bear the proportionate share of the expenses of the Funds, but will also indirectly bear similar expenses of underlying REITs. The Funds may be subject to certain risks associated with the direct investments of the REITs, such as including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unit holders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free
pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.
Redemption Risk.
A Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions. Because the Funds currently are available only to participants in a single asset allocation program, a reduction in the allocation of program assets to the Funds could result in one or more large redemption requests. Moreover, as a result of the requirement that a Fund satisfy redemption requests even during times of significant market or economic turmoil, a Fund may be forced to sell portfolio securities during periods of reduced liquidity when prices are rapidly declining. This may require a Fund to realize investment losses at times that a
Sub-adviser
believes that it would have been advisable to hold a particular investment until a more orderly sale could occur or the market recovers.
Regulatory and Judicial Risk.
The regulation of security transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by legislation, regulation, and judicial action. The effect of any future regulatory or judicial action on a Fund is impossible to predict but could be substantial and adverse to a Fund. Judicial actions may impact specific issuing entities such as in relation to bankruptcy rulings. Legislative or regulatory changes may have a broader impact to a range of municipal issuers, such as a change in tax status
.
A Fund could be affected not just by regulation in the United States but also by the regulation of foreign governments. Foreign governments could impose capital or currency controls, nationalize a company or industry of which a Fund owns securities, or impose punitive taxes that could have an adverse effect on security prices. Some foreign governments impose less governmental supervision and regulation of the securities markets and participants in those markets, which could make some markets more volatile or increase the difficulty of valuing certain securities.

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Reinvestment Risk
.
Cash flows from fixed income securities are generally reinvested at interest rates available under then-prevailing market conditions. Consequently, declining market rates may cause a Fund to reinvest the proceeds at lower yields and adversely affect a Fund’s ability to meet its investment objective.
Sector Focus Risk.
To the extent a Fund invests a relatively high percentage of its assets in the securities of companies in the same or related businesses (market sectors), the Fund will have greater exposure to the risks associated with those sectors, including the risk that the securities of companies within the sectors will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sectors. To the extent a Fund is underweight other sectors, the Fund may be unable to take advantage of progress or advances in those sectors. A fund that is more diversified across numerous sectors may perform better than a Fund if the sectors in which the Fund is overweight perform poorly or the sectors in which the Fund is underweight perform well.
Smaller Company Risk.
Certain Funds may invest in securities of small and medium capitalization companies. While these investments may provide potential for appreciation, these securities can present higher risks than investments in securities of larger companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. Additionally, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, less publicly available information may be available for smaller companies and, when available, such information may be inaccurate or incomplete.
Sovereign Debt Risk.
Investments in
non-U.S.
sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which a Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in
non-U.S.
sovereign debt, it may be subject to currency risk which is discussed above.
Structured Notes Risk
. Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The Fund bears the risk that the issuer of the structured note will default. The Fund also bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes.
Swap Agreement Risk.
Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.
A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the

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terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and counterparty risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate and are subject to market risk, which is discussed above.
Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Interest rate swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period. Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (commonly known as LIBOR), swap rates, treasury rates and other foreign interest rates. An investment in an interest rate swap could result in losses to a Fund if the underlying asset or reference does not perform as anticipated or if the counterparty fails to meet its obligations.
Tax and Federal AMT Risk
. The Municipal Bond Fund will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bond obligations and payments under tax-exempt derivative securities. Neither the Fund nor its Adviser or Sub-advisers will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities. The Fund invests in bonds subject to the Federal AMT applicable to non-corporate
shareholders. Shareholders subject to the Federal AMT will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their Federal AMT. The Fund may not be a suitable investment for individual retirement accounts and other tax-deferred
arrangements.
Trust Preferred and Bank Capital Securities Risk.
Trust preferred securities (and bank capital securities that take the form of trust preferred securities) are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, due to the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. Such risks include increased credit risk and market value volatility, as well as the risk that a Fund may have to liquidate other investments in order to satisfy the distribution requirements applicable to regulated investment companies if the trust preferred security or the subordinated debt is treated as an original issue discount obligation, and thereby causes a Fund to accrue interest income without receiving corresponding cash payments. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
U.S. Government Securities Risk.
Certain Funds may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) securities). Certain municipal securities are either pre-refunded
or
escrowed-to-maturity,
meaning that U.S. government obligations are placed in an escrow account with principal and interest payments from the U.S. government bonds used to secure the payment of principal and interest payments due to the holders of the municipal securities. Securities issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities

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issued or guaranteed by U.S. government sponsored organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet payment obligations in the future.
Value Style Risk.
Certain Funds follow an investing style that favors value investments. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Favoring stocks with a value orientation means the Fund will invest in of companies whose securities are believed to be undervalued relative to their projected underlying profitability, but there can be no assurance that the shares of the companies selected for a Fund will appreciate in value. In addition, many of the stocks in a Fund with a value orientation are more volatile than the general market.
When-Issued, Delayed Delivery and Forward Commitment Transactions Risk.
When-issued transactions, delayed delivery purchases, and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to a risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could realize a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date. A Fund will segregate or “earmark” liquid assets in an amount sufficient to cover its obligations associated with its forward commitments.

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PORTFOLIO HOLDINGS INFORMATION
A complete description of each Fund’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information (“SAI”).
MANAGEMENT OF THE FUNDS
Investment Adviser
The Adviser, 12555 Manchester Road, St. Louis, Missouri 63131, serves as investment adviser to each Fund under an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Funds. Olive Street is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) and was formed in Missouri in 2012. As the Adviser, Olive Street has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board, sets each Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of each Fund’s
Sub-advisers.
Advisory Fees
For its investment services, the Adviser receives the annual management fees, set forth below, calculated daily and payable monthly as a percentage of the relevant Fund’s average daily net assets.

Fund	Management Fee
Core Bond Fund	0.32%
Core Plus Bond Fund	0.36%
Municipal Bond Fund	0.36%
Large Cap Growth Fund	0.44%
Large Cap Value Fund	0.44%
Small/Mid Cap Growth Fund	0.64%
Small/Mid Cap Value Fund	0.64%
International Equity Fund	0.60%
During the most recent fiscal year ended June 30, 2020, the Funds are considered to have paid Olive Street net management fees in the amount of $341,280,301. Olive Street is deemed to have waived $185,091,017 in management fees during the most recent fiscal year ended June 30, 2020, as part of the contractual agreement to waive its management fees to the extent management fees to be paid to the Adviser exceed the aggregate management fees payable to the Funds’
Sub-advisers.
Based on this contractual agreement to waive management fees to the extent management fees to be paid to the Adviser exceed the sub-advisory
fees, the annual management fee paid to the Adviser during the most recent fiscal year ended June 30, 2020, was 0.00% of average daily net assets of each Fund. The Adviser has also contractually agreed to waive its fees and/or reimburse Fund expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes and extraordinary or non-routine
expenses) through at least October 28, 2021 to the extent necessary to limit total annual Fund operating expenses after fee waivers and/or expense reimbursement to the amount set below as a percentage of the relevant Fund’s average daily net assets.

Fund	Expense Cap
Core Bond Fund	0.48%
Core Plus Bond Fund	0.42%
Municipal Bond Fund	0.48%
Large Cap Growth Fund	0.51%
Large Cap Value Fund	0.51%
Small/Mid Cap Growth Fund	0.73%
Small/Mid Cap Value Fund	0.73%
International Equity Fund	0.67%

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Any payment of expenses made by the Adviser (other than
sub-advisory
fees) is subject to reimbursement by a Fund if requested by the Adviser. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Fund’s expense cap. The Adviser is permitted to be reimbursed for expense payments (other than advisory fees) it made in the prior three fiscal years. A Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of expenses.
A discussion regarding the Board’s considerations in connection with the approvals of Advisory Agreement for the Funds is available in the Funds’ annual report to shareholders for the period ended June 30, 2020.
Fund Expenses
In addition to the management fees discussed above, each Fund incurs other expenses such as custodian, transfer agency, and interest.
Sub-adviser
Evaluation
The Adviser is responsible for hiring, terminating, and replacing
Sub-advisers,
subject to the Board’s oversight. Before hiring a
Sub-adviser,
Olive Street performs due diligence on the
Sub-adviser,
including (but not limited to), quantitative and qualitative analysis of the
Sub-adviser’s
investment process, risk management, and historical performance. It is Olive Street’s goal to hire
Sub-advisers
who it believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle. Olive Street selects
Sub-advisers
who it believes will be able to add value through security selection or allocations to securities, markets, or strategies. Olive Street is responsible for the general overall supervision of the
Sub-advisers
along with allocating a Fund’s assets among the
Sub-advisers
and rebalancing a Fund’s portfolio as necessary from time to time.
More on Multi-Style Management.
The investment methods used by the
Sub-advisers
in selecting securities and other investments for the Funds vary. The allocation of a Fund’s portfolio managed by one
Sub-adviser
will, under normal circumstances, differ from the allocations managed by the other
Sub-advisers
of the Fund with respect to, among other things, portfolio composition, turnover, issuer capitalization, and issuer financials. Because selections are made independently by each
Sub-adviser,
it is possible that one or more
Sub-advisers
could purchase the same security or that several
Sub-advisers
may simultaneously favor the same industry or sector.
The Adviser is responsible for establishing the target allocation of each Fund’s assets to each
Sub-adviser
and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the
Sub-advisers
of a Fund. The Adviser is also responsible for periodically reallocating the portfolio among the
Sub-advisers,
the timing and degree of which will be determined by the Adviser at its discretion. Each
Sub-adviser
independently selects the brokers and dealers to execute transactions for the allocation of the Fund being managed by that
Sub-adviser.
At times, allocation adjustments among
Sub-advisers
may be considered tactical with over- or under-allocations to certain
Sub-advisers
based on the Adviser’s assessment of the risk and return potential of each
Sub-adviser’s
strategy.
Sub-adviser
allocations are also influenced by each
Sub-adviser’s
historical returns and volatility, which are assessed by examining the performance of strategies managed by the
Sub-advisers
in other accounts that the Adviser believes to be similar to those that will be used for a Fund.
In the event a
Sub-adviser
ceases to manage an allocation of a Fund’s portfolio, the Adviser will select a replacement
Sub-adviser
or allocate the assets among the remaining
Sub-advisers.
The securities that were held in the departing
Sub-adviser’s
allocation of the Fund’s portfolio may be allocated to and retained by another
Sub-adviser
of the Fund or will be liquidated, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. The Adviser may also add additional
Sub-advisers
in order to increase a Fund’s diversification or capacity or as otherwise determined by the Adviser to be in the best interests of the Fund.
The Funds and the Adviser have obtained an exemptive order from the SEC that permits the Adviser to act as the manager of managers of the Funds and be responsible for the investment performance of the Funds, since it will allocate the Funds’ assets to the
Sub-advisers
and recommend hiring or changing
Sub-advisers
to the Board. The

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“manager of managers” structure enables the Funds to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of sub-advisory
agreements. The structure does not permit investment management fees paid by the Funds to be increased or to materially change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory
services furnished to the Funds, without shareholder approval. Furthermore, any sub-advisory
agreements with affiliates of the Funds or the Adviser will require shareholder approval.
Multi-Manager Exemptive Order.
As referenced above, the Trust and the Adviser have obtained an exemptive order from the SEC, which permits the Adviser, subject to certain conditions, to select new
Sub-advisers
with the approval of the Board but without obtaining shareholder approval. The order also permits the Adviser to change the terms of agreements with the
Sub-advisers
and to continue the employment of a
Sub-adviser
after an event that would otherwise cause the automatic termination of services. The order also permits the Funds to disclose
Sub-advisers’
fees only in the aggregate in the SAI. This arrangement has been approved by the Board and each Fund’s initial shareholder. Within 90 days of retaining a new
Sub-adviser,
shareholders of the affected Fund(s) will receive notification of any such change.
Sub-advisers
and Portfolio Managers
The Adviser and the Trust, on behalf of the Funds, have entered into a sub-advisory
agreement with each
Sub-adviser
(each, a
“Sub-advisory
Agreement”). For the services provided pursuant to its
Sub-advisory
Agreement, each
Sub-adviser
receives an annual fee directly from each Fund it serves. For the purposes of determining compensation under the Advisory Agreement, each Fund will be deemed to have paid the Adviser, and the Adviser will be deemed to have received an amount equal to any payment made pursuant to the
Sub-advisory
Agreements. As stated above, the Adviser has contractually agreed to waive its management fees for each Fund to the extent management fees to be paid to the Adviser exceed the aggregate management fees payable to the Fund’s
Sub-advisers.
Each
Sub-adviser
makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the
Sub-advisers
for compliance with the Funds’ investment objectives, policies, strategies, and restrictions, and monitors each
Sub-adviser’s
adherence to its investment style. The Board oversees the Adviser and the
Sub-advisers,
establishes policies that they must follow in their management activities, and oversees the hiring, termination, and replacement of
Sub-advisers
recommended by the Adviser.
A discussion regarding the Board’s considerations in connection with the approvals of the
Sub-advisory
Agreements for the Funds is available in the Funds’ annual report to shareholders for the period ending June 30, 2020. The following provides additional information about each
Sub-adviser
and the portfolio managers who are responsible for the
day-to-day
management of each
Sub-adviser’s
allocated portion of a Fund. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Funds.

Core Bond Fund
Baird
Baird, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as a
Sub-adviser
to the Core Bond Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Baird is registered as an investment adviser with the SEC and was founded in 1919. As of June 30, 2020, Baird had assets under management of approximately $96.9 billion.
Portfolio Managers:
Mary Ellen Stanek, CFA
,
Charles B. Groeschell
,
Warren D. Pierson, CFA
,
Jay E. Schwister, CFA
, and
M. Sharon deGuzman
have served as portfolio managers of the Core Bond Fund since its inception.
Meghan H. Dean, CFA, Jeffrey L. Schrom, CFA,
and
Daniel A. Tranchita, CFA,
have served as portfolio managers of the Core Bond Fund since October 2020.
Ms. Stanek is a Managing Director and Chief Investment Officer at Baird with over 39 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in 2000, Ms. Stanek was

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President and Chief Executive Officer of Firstar Investment Research and Management Company (FIRMCO) and was Director of Fixed Income. She is responsible for the formulation of fixed income strategy as well as the development and portfolio management of all fixed income services.
Mr. Groeschell is a Managing Director and Deputy Chief Investment Officer at Baird with over 38 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in 2000, Mr. Groeschell was a Senior Vice President and Senior Portfolio Manager with Firstar Investment Research & Management Company (FIRMCO) where he played a lead role in the overall management of major fixed income client relationships. His responsibilities include setting investment policy with a major portion of his time allocated to security analysis, credit research, and implementing the long-term investment strategy of the firm.
Mr. Pierson is a Managing Director and the Deputy Chief Investment Officer at Baird with over 32 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in 2000, Mr. Pierson was a Senior Vice President and Senior Portfolio Manager with Firstar Investment Research and Management Company (FIRMCO) where he managed municipal bond portfolios and intermediate taxable bond portfolios. A major portion of his time is allocated to yield curve analysis and credit research. He plays a lead role in coordinating and implementing all fixed income strategies at the firm.
Mr. Schwister is a Managing Director and the Director of Research and a Senior Portfolio Manager at Baird with over 34 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in late 2004, Mr. Schwister was a Senior Vice President and Senior Portfolio Manager for 15 years with Putnam Investments in Boston. At Putnam, he was responsible for strategy formulation and portfolio construction across a wide variety of multi-sector fixed income mandates.
Ms. deGuzman is a Managing Director and Senior Portfolio Manager at Baird with over 25 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in 2000, Ms. deGuzman was an Assistant Vice President and Portfolio Manager with Firstar Investment Research and Management Company (FIRMCO) where she did quantitative fixed income analysis and portfolio management. She currently focuses on managing short and intermediate taxable portfolios and tax-exempt
portfolios.
Ms. Dean is a Managing Director and Senior Portfolio Manager at Baird with more than 20 years of investment experience managing a broad range of fixed income portfolios. She co-leads
research and strategy development in the mortgage and asset-backed sectors. Prior to rejoining Baird Advisors in 2007, Ms. Dean was a Vice President and Portfolio Manager with Deerfield Capital Management in Chicago where she was a member of the asset-backed securities team focusing on collateralized debt obligations.
Mr. Schrom is a Managing Director and Senior Portfolio Manager at Baird with more than 25 years of investment experience managing a broad range of fixed income portfolios. He plays a lead role in overseeing credit research and developing and implementing investment strategies within the credit sector. Prior to joining Baird Advisors, Mr. Schrom was the Director of Corporate Bonds at Clarica Life Insurance and began his career as an auditor at the Chicago Board of Trade.
Mr. Tranchita is a Managing Director and Senior Portfolio Manager at Baird with more than 30 years of investment experience managing a broad range of fixed income portfolios. He plays a lead role in research and strategy development in the mortgage and asset-backed sectors. Prior to joining Baird Advisors, Mr. Tranchita was a Senior Vice President and Senior Portfolio Manager with Firstar Investment Research and Management Company (FIRMCO).
JPMIM
JPMIM, 277 Park Avenue, New York, New York 10172, serves as a
Sub-adviser
to the Core Bond Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. JPMIM is registered as an investment adviser with the SEC and was formed in 1984. As of June 30, 2020, JPMIM had assets under management of approximately $2.13 trillion.

105

Portfolio Managers:
Richard Figuly,
Managing Director, has served as a portfolio manager of the Core Bond Fund since July 2018.
Justin Rucker
, Executive Director, has served as a portfolio manager of the Core Bond Fund since October 2019. All of the portfolio managers are based in Columbus, Ohio.
Mr. Figuly is a portfolio manager for the U.S. Value Driven team and has been an employee of JPMIM or predecessor firms since 1993. He is a member of the GFICC group and is responsible for managing institutional taxable bond portfolios.
Mr. Rucker has been an employee of JPMIM since 2006. He is a member of GFICC and a portfolio manager responsible for managing long duration and core bond institutional taxable bond portfolios.
Loomis Sayles
Loomis Sayles, One Financial Center, Boston, Massachusetts 02111, serves as a
Sub-adviser
to the Core Bond Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Loomis Sayles is registered as an investment adviser with the SEC and was founded in 1926. As of June 30, 2020, Loomis Sayles had assets under management of approximately $310.9 billion.
Portfolio Manager:
Lynne A. Royer
has served as portfolio manager of the Core Bond Fund since July 2015. Ms. Royer is Vice President, Portfolio Manager, and Head of the Disciplined Alpha Team at Loomis Sayles.
Ms. Royer began her investment industry career in 1985 and joined Loomis Sayles in 2010 from Wells Capital Management, where she was senior portfolio manager and co-head
of the Montgomery core fixed income investment team. Previously, Ms. Royer was a lending officer with Morgan Guaranty Trust Company (J.P. Morgan). Earlier, she was a financial analyst in the equity research department at Barclays de Zoete Wedd and an analyst in the corporate finance department at Drexel Burnham Lambert. Ms. Royer is a Phi Beta Kappa graduate of Gettysburg College and earned an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles and has over 34 years of investment industry experience.
PGIM
PGIM (formerly Prudential Investment Management, Inc.), 655 Broad Street, Newark, New Jersey 07102, serves as a
Sub-adviser
to the Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. PGIM is registered as an investment adviser with the SEC and was formed in 1984. As of June 30, 2020, PGIM had assets under management of approximately $1.39 trillion.
Portfolio Managers:
Richard Piccirillo
has served as a portfolio manager of the Core Bond Fund since its inception.
Gregory Peters
and
Michael Collins, CFA
have served as portfolio managers of the Core Bond Fund since March 2014.
Mr. Piccirillo
is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage- and asset- backed securities since joining the firm in 1993. Before joining the firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.
Mr. Peters is a Managing Director and Head of PGIM Fixed Income’s Multi-Sector and Strategy. Mr. Peters is a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies, in addition to having oversight of the firm’s investment strategy function. Prior to

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joining PGIM in 2014, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley, responsible for the firm’s macro research and asset allocation strategy. In addition, he was Morgan Stanley’s Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, he worked at Salomon Smith Barney and the Department of U.S. Treasury. Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University. He is also a member of the Fixed Income Analyst Society and the Bond Market Association.
Mr. Collins, CFA, is a Managing Director and Senior Portfolio Manager for PGIM’s Core, Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for PGIM’s global bond unit. Mr. Collins began his career at the firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from Binghamton University and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Core Plus Bond Fund
Loomis Sayles
Loomis Sayles, One Financial Center, Boston, Massachusetts 02111, serves as a
Sub-adviser
to the Core Plus Bond Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Loomis Sayles is registered as an investment adviser with the SEC and was founded in 1926. As of June 30, 2020, Loomis Sayles had assets under management of approximately $310.9 billion.
Portfolio Managers:
Matthew J. Eagan
,
CFA
,
Daniel J. Fuss, CFA, CIC, Brian P. Kennedy,
and
Elaine M. Stokes
have been portfolio managers of the Core Plus Bond Fund since its inception.
Mr. Eagan, Executive Vice President, has been employed by Loomis Sayles since 1997 and has over 30 years of investment industry experience. He earned his B.A. from Northeastern University and an M.B.A. from Boston University.
Mr. Fuss, Executive Vice President and Vice Chairman of Loomis Sayles, has been employed by Loomis Sayles since 1976 and has over 61 years of investment industry experience. He earned his B.S. and M.B.A. from Marquette University.
Mr. Kennedy, Vice President, joined Loomis Sayles in 1994 and has over 29 years of investment experience. He earned a B.S. from Providence College, an M.B.A. from Babson College.
Ms. Stokes, Executive Vice President, has been employed by Loomis Sayles since 1988 and has over 32 years of investment industry experience. She earned her B.S. from St. Michael’s College.
MetWest
MetWest, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a
Sub-adviser
to the Core Plus Bond Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. MetWest, a California limited liability company, is registered as an investment adviser with the SEC and was founded in 1996. MetWest is a wholly-owned
subsidiary of TCW Asset Management Company LLC, which is a wholly-owned subsidiary of The TCW Group, Inc. (“TCW Group”). As of June 30, 2020, MetWest, together with TCW Group and its other subsidiaries, which provides investment management and investment advisory services, had approximately $225.2 billion under management or committed to management, including $191.6 billion of U.S. fixed income investments.

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Portfolio Managers:
Tad Rivelle, Laird Landmann, Stephen M. Kane, CFA,
and
Bryan T. Whalen, CFA
have been portfolio managers of the Core Plus Bond Fund since its inception and are all Generalist Portfolio Managers at MetWest. Messrs. Rivelle, Landmann, and Kane
co-founded
MetWest in 1996.
Mr. Rivelle is Chief Investment Officer at MetWest. Mr. Rivelle was also the co-director
of fixed income at Hotchkis & Wiley and a portfolio manager at PIMCO.
Mr. Landmann currently serves on the boards of TCW, LLC and Metropolitan West Funds and leads the fixed income group’s risk management efforts. Prior to founding MetWest in 1996, Mr. Landmann was a principal and the co-director
of fixed income at Hotchkis and Wiley. He also served as a portfolio manager and vice president at PIMCO.
Prior to MetWest, Mr. Kane was a fixed income portfolio manager at Hotchkis and Wiley. He also served as a Vice President at PIMCO.
Mr. Whalen has been employed by MetWest since 2004. Prior to joining MetWest, Mr. Whalen was a director in the fixed income department at Credit Suisse First Boston in New York.
PIMCO
PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660, serves as a Sub-adviser to the Core Plus Bond Fund under a sub-advisory
agreement with the Adviser on behalf of the Core Plus Bond Fund. PIMCO is registered as an investment adviser with the SEC. As of June 30, 2020, PIMCO managed approximately $1.92 trillion in assets, including approximately $1.48 trillion in third-party client assets. Assets include approximately $15.6 billion in assets of clients contracted with Gurtin Fixed Income Management, LLC, an affiliate and wholly-owned subsidiary of PIMCO.
Portfolio Managers:
Alfred T. Murata
and
Daniel J. Ivascyn
have been portfolio managers of the Core Plus Bond Fund since May 2017.
Mr. Murata is a managing director and portfolio manager in the Newport Beach office, managing income-oriented, multi-sector credit, opportunistic, and securitized strategies. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 20 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.
Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. He is lead portfolio manager for the firm’s income strategies and credit hedge fund and mortgage opportunistic strategies. He is a member of PIMCO’s Executive Committee and a member of the Investment Committee. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments. He has 28 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business and a bachelor’s degree in economics from Occidental College.
T. Rowe Price
T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, serves as a
Sub-adviser
to the Core Plus Bond Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. As of June 30, 2020, T. Rowe Price and its affiliates had assets under management of approximately $1.22 trillion.

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Portfolio Managers:
Brian J. Brennan, CFA
has been a portfolio manager of the Core Plus Bond Fund since its inception.
Stephen L. Bartolini, CFA
has been a portfolio manager of the Core Plus Bond Fund since January 2018.
Mr. Brennan is a portfolio manager in the Fixed Income Division at T. Rowe Price. Mr. Brennan has lead portfolio management responsibilities for the US Treasury, US Core Plus Bond, and Stable Value Strategies. He also is a member of the portfolio strategy team for T. Rowe Price’s core and core plus mandates. Mr. Brennan is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, and T. Rowe Price Trust Company.
Mr. Bartolini joined T. Rowe Price in 2010, and is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager and member of the core and core plus mandates in the Fixed Income Division. During the past six years, he has served as a portfolio manager (beginning in June 2016) and, prior to that, as an associate portfolio manager of the U.S. Inflation Protected Bond and U.S. Short-Term Inflation Focused Bond strategies, a member of the fixed income division’s Global Interest Rates and Currencies Strategy team, and a fixed income trader.

Municipal Bond Fund
BlackRock
BlackRock, 1 University Square Drive, Princeton, New Jersey 08540, serves as a
Sub-adviser
to the Municipal Bond Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of June 30, 2020, BlackRock had assets under management of approximately $7.3 trillion.
Portfolio Managers:
Walter O’Connor, CFA, Michael Kalinoski, CFA
, and
Kevin Maloney, CFA
, have been portfolio managers of the Municipal Bond Fund since October 2018.
Walter O’Connor, CFA, is a Managing Director and
Co-Head
of the Municipal Funds team within BlackRock’s Global Fixed Income Group. He is also a member of the Municipal Bond Operating Committee, which oversees all municipal bond portfolio management, research and trading activities. Mr. O’Connor’s service with the firm dates back to 1991, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, he was a portfolio manager for municipal bond retail mutual funds. Prior to joining MLIM, Mr. O’Connor was with Prudential Securities, where he was involved in trading, underwriting, and arbitrage for municipal securities and financial futures. Mr. O’Connor earned a B.A. degree in finance and philosophy from the University of Notre Dame in 1984.
Michael Kalinoski, CFA, Director, is a portfolio manager on the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income group. Mr. Kalinoski’s service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, he was a member of the tax-exempt
fixed income team responsible for managing a number of national and state funds. Prior to joining MLIM in 1999, Mr. Kalinoski was a municipal trader with Strong Capital Management. Mr. Kalinoski earned a B.S. degree in accounting from Marquette University in 1992.
Kevin Maloney, CFA, Vice President, is a Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group. Mr. Maloney began his career at BlackRock in 2011 as an Analyst on the Municipal Credit Research Team. He graduated from Drexel University in 2011 with a B.S. in Finance.

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FIAM
FIAM, 900 Salem Street, Smithfield, RI 02917, serves as a Sub-adviser to the Municipal Bond Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. FIAM is registered as an investment adviser with the SEC and was founded in 2005. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC (“Fidelity”). As of June 30, 2020, FIAM had assets under management of approximately $214.3 billion.
Portfolio Managers:
Cormac Cullen
has been a portfolio manager of the Municipal Bond Fund since October 2017.
Michael Maka
has been a portfolio manager of the Municipal Bond Fund since March 2020.
Elizah McLaughlin
has been a portfolio manager of the Municipal Bond Fund since September 2018.
Mr. Cullen has worked as a research analyst and portfolio manager with Fidelity since 2010. Prior to assuming his current position, from 2007 to 2010, Mr. Cullen supported FIAM’s Fixed Income Division as senior legal counsel.
Since joining Fidelity in 1997, Ms. McLaughlin has worked as an analyst and portfolio manager.
Since joining Fidelity in 2000, Mr. Maka has worked as a research associate, municipal bond trader, and portfolio manager.
T. Rowe Price
T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, serves as a
Sub-adviser
to the Municipal Bond Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. As of June 30, 2020, T. Rowe Price had assets under management of approximately $1.22 trillion.
Portfolio Manager:
James M. Murphy, CFA
has been the portfolio manager of the Municipal Bond Fund since its inception.
Mr. Murphy, who joined the firm in 2000, is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc., and Portfolio Manager in the Fixed Income Division managing the firm’s tax-free high-yield strategy. He is chairman of the Investment Advisory Committees for the T. Rowe Price Tax-Free High Yield Fund. Mr. Murphy received a B.S. in finance from the University of Delaware and an M.B.A. in finance from Seton Hall University. He has also earned the Chartered Financial Analyst designation.
WellsCap
WellsCap, 525 Market Street,
12
th
Floor, San Francisco, CA 94105, serves as a
Sub-adviser
to the Municipal Bond Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. WellsCap is registered as an investment adviser with the SEC. WellsCap is a wholly-owned subsidiary of Wells Fargo Asset Management Holdings, LLC which in turn is indirectly wholly-owned by Wells Fargo & Company, a publicly listed company. As of June 30, 2020, WellsCap had assets under management of approximately $476.4 billion.
Portfolio Managers:
Robert J. Miller
has been portfolio manager of the Municipal Bond Fund since its inception.
Adrian Van Poppel
, and
Bruce R. Johns
have been portfolio managers of the Municipal Bond Fund since April 2019.
Mr. Miller joined WellsCap in 2008 where he currently serves as a Senior Portfolio Manager with the Municipal Fixed-Income team.

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Mr. Van Poppel joined WellsCap in 1997 where he currently serves as a Senior Portfolio Manager with the Municipal Fixed Income team.
Mr. Johns joined WellsCap or one of its predecessor firms in 1998, where he currently serves as a Senior Portfolio Manager with the Municipal Fixed Income team.

Large Cap Growth Fund
Jennison
Jennison, 466 Lexington Avenue, New York, New York 10017, serves as a
Sub-adviser
to the Large Cap Growth Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Jennison (including its predecessor, Jennison Associates Capital Corp.) is registered as an investment adviser with the SEC and was founded in 1969. As of June 30, 2020, Jennison had assets under management in excess of $188 billion.
Portfolio Managers:
Kathleen A. McCarragher
and
Blair A. Boyer
have been portfolio managers of the Large Cap Growth Fund since its inception.
Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity, and a large cap growth equity portfolio manager at Jennison. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in finance and economics from the University of
Wisconsin-Eau
Claire and an MBA from Harvard Business School.
Blair A. Boyer is a Managing Director and
Co-Head
of Large Cap Growth Equity and a large cap growth equity portfolio manager at Jennison. He joined Jennison in March 1993 as an international equity analyst and joined the large cap growth team as a portfolio manager in 2003. Prior to joining Jennison, he managed international equity portfolios at Arnholdand S. Bleichroeder for five years. Prior to that, he was a research analyst and then a senior portfolio manager at Verus Capital. Mr. Boyer earned a BA in economics from Bucknell University and an MBA from The New York University Stern School of Business.
Lazard
Lazard, 30 Rockefeller Plaza, New York, New York 10112, serves as a
Sub-adviser
to the Large Cap Growth Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Lazard is registered as an investment adviser with the SEC and was founded in 1970. As of June 30, 2020, Lazard had assets under management of approximately $190.6 billion.
Portfolio Managers:
Andrew Lacey, Martin Flood,
and
Ronald Temple, CFA
have been portfolio managers of the Large Cap Growth Fund since its inception.
H.
Ross Seiden
has been a portfolio manager of the Fund since September 2015.
Louis
Florentin-Lee
has been a portfolio manager of the Fund since December 2018.
Mr. Lacey is a Portfolio Manager/Analyst at Lazard. He joined Lazard in 1995 as a Research Analyst.
Mr. Flood is a Portfolio Manager/Analyst at Lazard. He joined Lazard in 1996 and is a member of various US and global equity teams at Lazard.
Mr. Temple is a Managing Director and a Portfolio Manager/Analyst at Lazard. He also serves as
Co-Head
of Multi Asset and Head of US Equity, responsible for oversight of the Lazard’s multi asset and US equity strategies as well as several global equity strategies. He joined Lazard in 2001.

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Mr. Seiden is a Director and Portfolio Manager/Analyst on various US equity teams at Lazard. Prior to joining Lazard in 2010, he was an Equity Research Associate covering the financials sector at Credit Suisse. Mr. Seiden began working in the investment field in 2006.
Mr. Florentin-Lee
is a Portfolio Manager/Analyst on various global equity teams at Lazard. Prior to joining Lazard in 2004, he was an equity research analyst at Soros Funds Limited and Schroder Investment Management.
Mr. Florentin-Lee
began working in the investment field in 1996.
SGA
SGA, 301 Tresser Blvd., Suite 1310, Stamford, Connecticut 06901, serves as a
Sub-adviser
to the Large Cap Growth Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. SGA is registered as an investment adviser with the SEC and was founded in July 2003. SGA is an independent affiliate of Virtus Investment Partners Inc., (“Virtus”), a U.S. publicly traded company listed on the NASDAQ that utilizes a multi-boutique structure. Virtus owns a 70% majority equity interest in SGA, with the remaining 30% equity interest held by SGA’s 17 individual equity owners. As of June 30, 2020, SGA had total assets under management of approximately $18.3 billion, of which $15.4 billion represents regulatory assets under management and $2.9 billion represents non-regulatory
model emulation assets under contract.
Portfolio Managers:
Gordon M. Marchand, CFA, CPA and CIC
and
Robert L. Rohn
have been portfolio managers of the Large Cap Growth Fund since its inception.
Kishore Rao
has been a portfolio manager of the Large Cap Growth Fund since December 2019.
Mr. Marchand is a principal and portfolio manager of SGA. He is also a member of the Investment Policy Committee and co-founder
of the firm. Prior to founding SGA in 2003, Mr. Marchand was an officer, director, and a member of the Investment Policy Committee of Yeager, Wood and Marshall, Inc. Mr. Marchand joined Yeager, Wood & Marshall in 1984. Earlier in his career, Mr. Marchand was a manager with the management consulting service group at PricewaterhouseCoopers and a CPA with Grant Thornton International.
Mr. Rohn is a principal and portfolio manager of SGA. He is also a member of the Investment Policy Committee and co-founder
of the firm. Prior to founding SGA in 2003, Mr. Rohn managed over $1 billion of large capitalization, high-quality growth stock portfolios at W.P. Stewart & Co. During his
12-year
tenure with W.P. Stewart, he was an analyst and portfolio manager, held the positions of chairman of the board and chief executive officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as chairman of the firm’s management committee. From 1988 through 1991, Mr. Rohn was with Yeager, Wood & Marshall, where he served as vice president and a member of the Investment Policy Committee, with responsibilities in equity analysis and portfolio management. He began his career in 1983 at Morgan Guarantee Trust Company, where he was an officer of the bank in Corporate Finance.
Mr. Rao is a principal and portfolio manager of SGA. He is also a member of the Investment Committee. Prior to joining SGA in 2004, Mr. Rao was a member of the investment team at Trident Capital, a venture capital firm managing a portfolio of software, technology, and business service companies. He had been Founder and General Manager of the Street Events division of CCBN, which was a Trident Capital portfolio company before it was sold to Thomson Reuters. Previously, Mr. Rao was an investment analyst at Tiger Management following healthcare services and software companies and an analyst at Wellington Management following semiconductor equipment.

Large Cap Value Fund
Artisan Partners
Artisan Partners, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a
Sub-adviser
to the Large Cap Value Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Artisan Partners is

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registered as an investment adviser with the SEC and was founded in March 2009 and succeeded the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. As of June 30, 2020, Artisan Partners had assets under management of approximately $120.6 billion.
Portfolio Managers:
James C. Kieffer, CFA,
and
Daniel L. Kane, CFA,
have been portfolio managers of the Large Cap Value Fund since its inception.
Thomas A. Reynolds IV
has been a portfolio manager of the Large Cap Value Fund since October 2017.
Craig Inman, CFA,
has been a portfolio manager of the Large Cap Value Fund since February 2019.
Mr. Kieffer is a Managing Director and Portfolio Manager at Artisan Partners with over 26 years of experience. Prior to joining Artisan Partners in August 1997, Mr. Kieffer was a research analyst at the investment firm McColl Partners.
Mr. Kane has been a Portfolio Manager at Artisan Partners since September 2013 with over 16 years of experience. Mr. Kane was an Associate Portfolio Manager from February 2012 to September 2013 and was an Analyst prior to February 2012. Before joining Artisan Partners in March 2008, Mr. Kane was a senior small cap investment analyst at BB&T Asset Management, Inc.
Mr. Reynolds is a Managing Director of Artisan Partners with over 16 years of experience. He joined Artisan Partners in October 2017 as a portfolio manager on Artisan Partners’ Value team. Prior to joining Artisan Partners, Mr. Reynolds was a portfolio manager for Perkins Investment Management at Janus Henderson since April 2013.
Mr. Inman joined Artisan Partners in February 2012 as an analyst working on the U.S. Value team and has been Portfolio Manager of the Artisan Mid Cap Value Fund and Artisan Value Fund, in addition to the Large Cap Value Fund, since February 2019.
Barrow Hanley
Barrow Hanley, 2200 Ross Avenue, 31
st
Floor, Dallas, Texas 75201, serves as a
Sub-adviser
to the Large Cap Value Fund under a
sub-advisory
agreement with the Adviser on behalf of the Large Cap Value Fund. Barrow Hanley is registered as an investment adviser with the SEC and was founded in 1979. As of June 30, 2020, Barrow Hanley had assets under management of approximately $44.1 billion.
Portfolio Managers:
Mark Giambrone, Michael Nayfa, CFA,
and
Terry Pelzel, CFA
have been portfolio managers of the Large Cap Value Fund since its inception.
Mr. Giambrone has been a Portfolio Manager at Barrow Hanley since 2002. Before joining Barrow Hanley in 1999, he served as a portfolio consultant at HOLT Value Associates. Mr. Giambrone has 28 years of professional experience.
Mr. Nayfa has been a Portfolio Manager for this strategy since 2014 and was an Equity Analyst from 2008 to 2014. He continues to serve as an Equity Analyst on other strategies. Before joining Barrow Hanley in 2008, he worked as an analyst at HBK and in the institutional equity sales group at Natexis Bleichroeder. Mr. Nayfa has 16 years of professional experience.
Mr. Pelzel has been a Portfolio Manager for this strategy since 2014 and was an Equity Analyst from 2010 to 2014. He continues to serve as an Equity Analyst on other strategies. Before joining Barrow Hanley in 2010, he served as a senior portfolio analyst for Highland Capital Management, LP. He has 15 years of professional experience.
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LSV
LSV, 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, serves as a
Sub-adviser
to the Large Cap Value Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. LSV is registered as an investment adviser with the SEC. As of June 30, 2020, LSV had assets under management of approximately $90.6 billion.
Portfolio Managers:
Josef Lakonishok
,
Menno Vermeulen
,
Puneet Mansharamani
,
Greg Sleight
, and
Guy Lakonishok
have served as portfolio managers of the Large Cap Value Fund since May 2020.
Dr. Josef Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 42 years of investment and research experience.
Mr. Vermeulen, CFA has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 27 years of investment experience.
Mr. Mansharamani, CFA has served as a Senior Quantitative Analyst of LSV since 2000 and a Partner and Portfolio Manager since 2006. He has more than 20 years of investment experience.
Mr. Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 13 years of investment experience.
Mr. Guy Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 18 years of investment experience.
T. Rowe Price
T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, serves as a
Sub-adviser
to the Large Cap Value Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. As of June 30, 2020, T. Rowe Price and its affiliates had assets under management of approximately $1.22 trillion.
Portfolio Manager:
John D. Linehan, CFA
, has served as a portfolio manager of the Large Cap Value Fund since May 2020.
Mr. Linehan is a portfolio manager, the chief investment officer of Equity, and a member of the firm’s U.S. Equity Steering and Equity Brokerage and Trading Control Committees. He is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. From February 2009 to June 2014, Mr. Linehan was head of U.S. Equity and chairman of the U.S. Equity Steering Committee. He joined T. Rowe Price in 1998 as an equity analyst, covering the paper and forest products and airline industries. Prior to joining T. Rowe Price, between 1990 and 1996, he was an executive in the oil trading and consulting industry. Mr. Linehan began his investment career in 1987 in mortgage-backed securities trading. He earned a B.A. in economics from Amherst College and an M.B.A. from Stanford Graduate School of Business, where he was a Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance.
Wellington Management
Wellington Management, 280 Congress Street, Boston, Massachusetts 02210, serves as a
Sub-adviser
to the Large Cap Value Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of June 30, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.1 trillion in assets.

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Portfolio Manager:
Donald J. Kilbride
has been a portfolio manager of the Large Cap Value Fund since its inception. He is a Senior Managing Director and an Equity Portfolio Manager at Wellington Management. Mr. Kilbride has over 26 years of professional experience and has been with Wellington Management for over 15 years.

Small/Mid Cap Growth Fund
Artisan Partners
Artisan Partners, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a
Sub-adviser
to the Small/Mid Cap Growth Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Artisan Partners is registered as an investment adviser with the SEC and was founded in March 2009 and succeeded the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. As of June 30, 2020, Artisan Partners had assets under management of approximately $120.6 billion.
Portfolio Managers:
Craigh A. Cepukenas, CFA, James D. Hamel, CFA, Matthew H. Kamm, CFA,
and
Jason White, CFA
have served as portfolio managers of the Small/Mid Cap Growth Fund since June 2020.
Craigh A. Cepukenas, CFA—Mr. Cepukenas is a Managing Director of Artisan Partners. He joined Artisan Partners in 1995 as an analyst. He became a Portfolio Manager for Artisan Partners in 2004. Mr. Cepukenas holds a B.S. in Economics from the University of Wisconsin-Madison and an M.B.A. from the University of Chicago Graduate School of Business.
James D. Hamel, CFA—Mr. Hamel is a Managing Director of Artisan Partners. He joined Artisan Partners in 1997 as an analyst. He became a Portfolio Manager for Artisan Partners in 2006 and an Associate Portfolio Manager in 2001. Mr. Hamel holds a B.S. in Finance from the University of Minnesota – Minneapolis.
Matthew H. Kamm, CFA—Mr. Kamm is a Managing Director of Artisan Partners. He joined Artisan Partners in 2003 as an analyst. Prior to becoming a Lead Portfolio Manager for Artisan Partners in 2013, Mr. Kamm had been a Portfolio Manager for Artisan Partners since 2012 and an Associate Portfolio Manager since 2010. Mr. Kamm holds a B.A. in Public Policy from Duke University and an M.B.A. in Finance and Operations Management from New York University.
Jason L. White, CFA—Mr. White is a Managing Director of Artisan Partners. He joined Artisan Partners in 2000 as an analyst. He became a Portfolio Manager for Artisan Partners in 2016 and an Associate Portfolio Manager in 2011. Mr. White holds a B.S. in History from the United States Naval Academy.
Champlain
Champlain, 180 Battery Street, Suite 400, Burlington, Vermont 05401, serves as a
Sub-adviser
to the Small/Mid Cap Growth Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Champlain is registered as an investment adviser with the SEC and was founded in 2004. As of June 30, 2020, Champlain had assets under management of approximately $14.4 billion.
Portfolio Managers:
Scott Brayman, CFA,
has been a portfolio manager of the Small/Mid Cap Growth Fund since its inception.
Corey Bronner, CFA, Joseph Caligiuri, CFA, Joseph Farley,
and
Robert Hallisey
have managed the Small/Mid Cap Growth Fund since October 2017.

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Mr. Brayman is the Chief Investment Officer of Small and Mid Cap Strategies and Managing Partner at Champlain. Mr. Brayman has over 35 years of investment experience. Before joining Champlain, he was a Senior Vice President at NL Capital Management, Inc. and served as a portfolio manager with Sentinel Advisors, Inc.
Mr. Bronner joined Champlain in April 2010 and has more than 12 years of investment management experience. He leads the consumer and financials sectors on the firm’s small and mid-capitalization
investment team. Prior to joining Champlain, Mr. Bronner was an analyst focusing primarily on the financial services industry at Duff & Phelps Corporation. Mr. Bronner was a credit analyst with the commercial lending group at Merchants Bank, a subsidiary of Merchant Bancshares, Inc., before joining Duff & Phelps.
Mr. Caligiuri joined Champlain in 2008 as an Operations Analyst and moved to the small and mid-capitalization
investment team in 2010. He leads the industrials and energy sectors on the small and mid-
capitalization investment team. Prior to joining Champlain, Mr. Caligiuri held internships at Sheaffer & Roland Consulting Engineers as a business operations analyst and Sopher Investment Management as a research assistant. He has more than 12 years of investment management experience.
Mr. Farley joined Champlain in August 2014 and has more than 27 years of investment management experience. He leads technology sector research on the firm’s small and mid capitalization investment team. Prior to joining Champlain, Mr. Farley was a founder and portfolio manager of Kelvingrove Partners, LLC, an investment management firm focused on technology, media, and telecommunications. His investment management career began at Private Capital Management, where he was the managing director of investment research and a portfolio manager. Mr. Farley spent over 10 years as a securities analyst on Wall Street and held senior investment research and management roles at Morgan Stanley, Donaldson Lufkin & Jenrette, and UBS. He began his career as a market analyst with AT&T.
Mr. Hallisey joined Champlain in August 2016 and has more than 26 years of investment experience. He is an Analyst for the health care sector on the small and mid-cap
investment team. Prior to joining Champlain, Mr. Hallisey was a member of Fidelity’s fund manager due diligence team beginning in 2013. Mr. Hallisey’s experience includes coverage of the small and mid-cap
health care sector at BlackRock, Sirios Capital, and John Hancock Funds.
Eagle
Eagle, 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as a
Sub-adviser
to the Small/Mid Cap Growth Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Eagle is registered as an investment adviser with the SEC and was founded in 1984. As of June 30, 2020, Eagle had assets under management of approximately $29.0 billion.
Portfolio Managers:
Betsy Pecor, CFA,
and
Matt McGeary, CFA
have been portfolio managers of the Small/Mid Cap Growth Fund since its inception.
Ms. Pecor has been a Portfolio Manager with Eagle since 2012. She was a
Co-Portfolio
Manager at Sentinel Investments from 2005 to 2012.
Mr. McGeary has been a Portfolio Manager with Eagle since 2012. He was a
Co-Portfolio
Manager at Sentinel Investments from 2011 to 2012 and was an Equity Analyst at Sentinel Investments from 2005 to 2011.
SIMG
SIMG, 111 Center Street, Suite 2110, Little Rock, Arkansas 72201, serves as a
Sub-adviser
to the Small/Mid Cap Growth Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. SIMG is registered as an investment adviser with the SEC and was founded in 2005. As of June 30, 2020, SIMG had assets under management of approximately $5.6 billion.

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Portfolio Manager:
Ryan Crane
has been a portfolio manager of the Small/Mid Cap Growth Fund since August 2015. He is also Chief Investment Officer of SIMG and serves as the Lead Portfolio Manager for several strategies. Before joining SIMG, Mr. Crane had been at AIM Capital Management since 1994, where he was a Senior Portfolio Manager and the team leader for the small/mid-cap
growth complex.

Small/Mid Cap Value Fund
Boston Partners
Boston Partners, One Grand Central Place, 60 East 42
nd
Street, Suite 1550, New York, New York 10165, serves as a
Sub-adviser
to the Small/Mid Cap Value Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Boston Partners is an autonomous subsidiary of ORIX Corporation, a financial services holding company based in Japan. Boston Partners is registered as an investment adviser with the SEC and was founded in 1995. As of June 30, 2020, Boston Partners had assets under management of approximately $64.9 billion.
Portfolio Manager:
Steve Pollack, CFA
has been a portfolio manager of the Small/Mid Cap Value Fund since its inception. Mr. Pollack has been a portfolio manager at Boston Partners for over 15 years. Before joining Boston Partners, he spent 12 years as an equity portfolio manager at Hughes Investments. Mr. Pollack has over 30 years of investment experience.
Diamond Hill
Diamond Hill, 325 John H. McConnell Blvd, Suite 200, Columbus, OH 43215, serves as a
Sub-adviser
to the Small/Mid Cap Value Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Diamond Hill is registered as an investment adviser with the SEC and was founded in 2000. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. As of June 30, 2020, Diamond Hill had assets under management of approximately $20.6 billion.
Portfolio Managers:
Christopher Welch, CFA,
and
Christopher Bingaman, CFA,
have been portfolio managers of the Small/Mid Cap Value Fund since January 2019.
Mr. Welch, CFA, serves as Managing Director and Portfolio Manager for Diamond Hill. Mr. Welch has been with Diamond Hill since 2005.
Mr. Bingaman, CFA, serves as Portfolio Manager for Diamond Hill. Mr. Bingaman has been with Diamond Hill since 2001.
LSV
LSV, 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, serves as a sub-adviser
to the Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. LSV is registered as an investment adviser with the SEC. As of June 30, 2020, LSV had assets under management of approximately $90.6 billion.
Portfolio Managers:
Josef Lakonishok
,
Menno Vermeulen
,
Puneet Mansharamani
,
Greg Sleight
, and
Guy Lakonishok
have served as portfolio managers of the Small/Mid Cap Value Fund since November 2016.
Dr. Josef Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 41 years of investment and research experience.

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Mr. Vermeulen, CFA has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 26 years of investment experience.
Mr. Mansharamani, CFA has served as a Senior Quantitative Analyst of LSV since 2000 and a Partner and Portfolio Manager since 2006. He has more than 19 years of investment experience.
Mr. Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 12 years of investment experience.
Mr. Guy Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 17 years of investment experience.
MFS
MFS, 111 Huntington Avenue, Boston, Massachusetts, 02199, serves as a
Sub-adviser
to the Small/Mid Cap Value Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. MFS is registered as an investment adviser with the SEC. MFS and its predecessor organizations have a history of money management dating back to 1924. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. As of June 30, 2020, MFS had assets under management of approximately $507 billion.
Portfolio Managers:
Kevin Schmitz
has been a portfolio manager of the Small/Mid Cap Value Fund since January 2019. Mr. Schmitz serves as Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2002.
Richard Offen
has been a portfolio manager of the Small/Mid Cap Value Fund since December 2019. Mr. Offen serves as Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2011.
Silvercrest
Silvercrest, 1330 Avenue of the Americas, 38th Floor, New York, New York 10019, serves as a
Sub-adviser
to the Small/Mid Cap Value Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Silvercrest is registered as an investment adviser with the SEC and was founded in 2002. As of June 30, 2020, Silvercrest had assets under management of approximately $23.8 billion.
Portfolio Manager:
Roger W. Vogel, CFA
has been a portfolio manager of the Small/Mid Cap Value Fund since its inception. He is a Managing Director and lead portfolio manager at Silvercrest. Prior to joining Silvercrest, Mr. Vogel was Managing Director at Credit Suisse Asset Management, where he co-managed
both small cap and large cap portfolios.
Vaughan Nelson
Vaughan Nelson, 3800 Travis Street, Suite 6300, Houston, Texas 77002
,
serves as a
Sub-adviser
to the Small/Mid Cap Value Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Vaughan Nelson is registered as an investment adviser with the SEC and was founded in 1970.
As of June 30, 2020, Vaughan Nelson had assets under management of approximately $11.4 billion.
Portfolio Managers:
Dennis G. Alff, CFA, Chad D. Fargason, Ph.D.,
and
Chris D. Wallis, CFA
have been portfolio managers of the Small/Mid Cap Value Fund since its inception.

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Mr. Alff has been a Senior Portfolio Manager at Vaughan Nelson since 2006. He has over 23 years of investment experience and has also served as Vice President, Credit Arbitrage and Asset Investments at Koch Capital Markets and Project Leader at The Boston Consulting Group.
Dr. Fargason has been a Senior Portfolio Manager at Vaughan Nelson since 2013. Before joining Vaughan Nelson, he was a Director at KKR&Co. from 2003 to 2013. In his over 20 years of investment experience, he also served as a Senior Vice President at El Paso Corp. and Project Leader at The Boston Consulting Group.
Mr. Wallis has been Chief Executive Officer and Chief Investment Officer at Vaughan Nelson since 1999. He has over 28 years of professional experience. Prior to joining Vaughan Nelson, he was an Associate at Simmons & Company International and a Manager at Coopers & Lybrand, LLP.

International Equity Fund
Baillie Gifford Overseas
Baillie Gifford Overseas, Calton Square, 1 Greenside Row, Edinburgh, Scotland serves as a
Sub-adviser
to the International Equity Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Baillie Gifford Overseas is registered as an investment adviser with the SEC. Baillie Gifford Overseas is a wholly owned subsidiary of Baillie Gifford & Co., which was founded in 1908. As of June 30, 2020, Baillie Gifford & Co. had assets under management of approximately $323.8 billion.
Portfolio Managers:
Gerard Callahan, Joe Faraday, Iain Campbell,
and
Moritz Sitte
have been portfolio managers of the International Equity Fund since its inception.
Sophie Earnshaw
has been a portfolio manager of the International Equity Fund since September 2018.
Mr. Callahan is an Investment Manager at Baillie Gifford Overseas and has been with Baillie Gifford Overseas since 1991. He is the Head of the UK Equity Team and a Partner at Baillie Gifford Overseas. He is also the Chairman of Baillie Gifford Overseas’ International All Cap Portfolio Construction Group.
Mr. Faraday is an Investment Manager at Baillie Gifford Overseas and has been with Baillie Gifford Overseas since 2002. He is a member of the International Focus Portfolio Construction Group.
Mr. Campbell is an Investment Manager at Baillie Gifford Overseas and has been with Baillie Gifford Overseas since 2004. He is a Partner and also a member of the International All Cap Portfolio Construction Group.
Mr. Sitte is an Investment Manager at Baillie Gifford Overseas and has been with Baillie Gifford Overseas since 2010. He is also a member of the International All Cap Portfolio Construction Group.
Ms. Earnshaw is an Investment Manager at Baillie Gifford Overseas and has been with Baillie Gifford Overseas since 2010. She is also a member of the International All Cap Portfolio Construction Group.
Edinburgh Partners
Edinburgh Partners,
27-31
Melville Street, Edinburgh, Scotland EH3 7JF, serves as a
Sub-adviser
to the International Equity Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Edinburgh Partners is registered as an investment adviser with the SEC. Edinburgh Partners was formed in Edinburgh in 2003. In 2018, Edinburgh Partners became a wholly-owned subsidiary of Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton Investments. As of June 30, 2020, Edinburgh Partners had assets under management of approximately $7.2 billion.

119

Portfolio Managers:
Tony Mather
and
Sandy Nairn
have been portfolio managers of the International Equity Fund since its inception.
Mr. Mather is an Investment Partner, Portfolio Manager and Analyst at Edinburgh Partners. Prior to joining Edinburgh Partners in 2003, he worked at the UK Equity Desk of Scottish Widows Investment Partners. Prior to that, he worked at Edinburgh Fund Managers, where he was responsible for several retail funds. He was also worked at Warburg Asset Management (Jersey) Ltd, Coopers & Lybrand Deloitte and Guardian Royal Exchange.
Dr. Nairn is the Chief Executive Officer, as well as an Investment Partner, Portfolio Manager and Analyst, of Edinburgh Partners. He is also a member of the Board of Directors and one of the founders of Edinburgh Partners. Following the acquisition of Edinburgh Partners by Franklin Templeton Investments in 2018, Dr. Nairn also acts as Chairman of the Templeton Global Equity Group. Prior to establishing Edinburgh Partners, Dr. Nairn was Chief Investment Officer of Scottish Widows Investment Partnership. Prior to that, he was Executive Vice President and Director of Global Equity Research at Templeton Investment Management.
Mondrian
Mondrian, 10 Gresham Street, Fifth Floor, London, United Kingdom EC2V 7JD serves as a
Sub-adviser
to the International Equity Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Mondrian has managed assets since the firm’s founding in 1990. As of June 30, 2020, Mondrian had total assets under management and advisement of approximately $49.6 billion, of which $45.8 billion represents regulatory assets under management and $3.8 billion represent non-regulatory
model assets under advisement.
Portfolio Managers:
Elizabeth Desmond, Nigel Bliss,
and
Alex Simcox
have been portfolio managers of the International Equity Fund since its inception.
Steven Dutaut
has been a portfolio manager of the International Equity Fund since April 2016.
Ms. Desmond is Deputy CEO, Chief Investment Officer of International Equities, and member of the International Equity Strategy Committee at Mondrian. Prior to joining Mondrian in 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond began her investment career as a Pacific Basin investment manager at Shearson Lehman Global Asset Management. Ms. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK.
Mr. Bliss is a Senior Portfolio Manager and member of the International Equity Strategy Committee at Mondrian and has been with the firm since 1995. Prior to joining Mondrian, Mr. Bliss began his career at Cazenove & Co.
Mr. Simcox is a Senior Portfolio Manager at Mondrian and is a member of the firm’s International Equity Strategy Committee at Mondrian. Prior to joining Mondrian in 2007, Mr. Simcox worked at Ernst and Young LLP for four years, where he qualified as a Chartered Accountant. Mr. Simcox is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK.
Mr. Dutaut is a Senior Portfolio Manager and member of the International Equity Strategy Committee at Mondrian and has been with the firm since 2007. Prior to joining Mondrian, Mr. Dutaut was an investment analyst for Baillie Gifford Overseas and began his career in Bank of America’s investment banking division. Mr. Dutaut is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK.
Pzena
Pzena, 320 Park Avenue, 8th Floor, New York, New York 10022, serves as a sub-adviser
to the International Equity Fund under a
sub-advisory
agreement with the Adviser on behalf of the International Equity Fund. Pzena is registered as an investment adviser with the SEC. As of June 30, 2020, Pzena had approximately $31.5 billion in assets under management.

120

Portfolio Managers:
Caroline Cai
,
Allison Fisch
, and
John Goetz
have been portfolio managers of the International Equity Fund since November 2016.
Ms. Cai joined Pzena in 2004 and currently serves as a Managing Principal and Portfolio Manager for Pzena. Ms. Cai holds a B.A., summa cum laude, in Mathematics and Economics from Bryn Mawr College and is a Chartered Financial Analyst.
Ms. Fisch joined Pzena in 2001 and currently serves as a Portfolio Manager for Pzena. Ms. Fisch holds a B.A., summa cum laude, in Psychology and a minor in Drama from Dartmouth College.
Mr. Goetz joined Pzena in 1996 and currently serves as
Co-Chief
Investment Officer, Managing Principal and Portfolio Manager for Pzena. Mr. Goetz holds a B.A., summa cum laude, in Mathematics and Economics from Wheaton College and an M.B.A. from the Kellogg School of Management at Northwestern University.
WCM
WCM, 281 Brooks Street, Laguna Beach, California 92651, serves as a
Sub-adviser
to the International Equity Fund under an investment
sub-advisory
agreement with the Adviser on behalf of the Fund. WCM is registered as an investment adviser with the SEC and was formed in California in 1976. As of June 30, 2020, WCM had assets under management of approximately $58.9 billion.
Portfolio Managers:
Paul R. Black, Peter J. Hunkel, Michael B. Trigg,
and
Kurt R. Winrich, CFA
have been portfolio managers of the International Equity Fund since its inception.
Sanjay Ayer
 has been a portfolio manager of the International Equity Fund since June 2020.
Mr. Black is a Portfolio Manager, President and
Co-CEO
at WCM. Prior to joining WCM in 1989, he served as a portfolio manager with Wells Fargo Private Banking Group and Bank of America.
Mr. Hunkel is a Portfolio Manager and Business Analyst at WCM, where his primary responsibilities are portfolio management and equity research. Before joining WCM in 2007, he was a portfolio analyst for the Templeton Private Client Group and Centurion Alliance.
Mr. Trigg is a Portfolio Manager and Business Analyst at WCM, where his primary responsibilities are portfolio management and equity research. Before joining WCM in 2005, he was an equity analyst at Morningstar, Inc.
Mr. Winrich is a Portfolio Manager, Chairman and
Co-CEO
at WCM. Prior to joining WCM in 1984, he was the head of computer-aided design and analysis with Hughes Electronics Santa Barbara Research Center.
Mr. Ayer is a Portfolio Manager and Business Analyst at WCM, where his primary responsibilities are portfolio management and equity research. Before joining WCM in 2007, he was an equity analyst at Morningstar, Inc.

Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund and International Equity Fund
BlackRock
BlackRock, 1 University Square Drive, Princeton, New Jersey 08540, serves as a
Sub-adviser
to the Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, and International Equity Fund under a sub-advisory
agreement with the Adviser on behalf of the Funds. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of June 30, 2020, BlackRock had assets under management of approximately $7.3 trillion.

121

Portfolio Managers:
Alan Mason
has been portfolio managers of the Funds since their inception.
Rachel M. Aguirre
has been a portfolio manager of the Funds since April 2016.
Jennifer Hsui, CFA
, and
Amy Whitelaw
have been portfolio managers of the Funds since October 2019.
Suzanne Henige
has been a portfolio manager of the Funds since May 2020.
Alan Mason, Managing Director, is
co-Head
of BlackRock’s ETF and Index Investing (“EII”) Markets and Investments. Mr. Mason oversees Global Index Equity Portfolio Engineering, Institutional Index Business and Strategy and the EII Investment Process and Platform. Mr. Mason is a member of the EII Management Committee and the firm’s Operating and Human Capital Committees. Mr. Mason’s service with the firm dates back to 1991, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to his current role, Mr. Mason led a variety of investment functions including transition management, asset allocation and client solutions. Mr. Mason earned a BA degree in music from Baylor University in 1983, summa cum laude,
an MA degree in musicology from the University of Louisville in 1989, with honors
, and an MA degree in ethnomusicology from University of California Berkeley in 1991.
Rachel Aguirre, Managing Director, is
Co-Head
of Americas Portfolio Engineering within BlackRock’s EII team. She oversees Americas Index Equity Portfolio Engineering team spanning institutional index and ETF clients. Ms. Aguirre’s service with the firm dates back to 2005, including her years with BGI. Prior to her current role, Mrs. Aguirre was a senior portfolio manager and led the Developed Markets Portfolio Engineering teams within EII. Over her tenure, she has also held portfolio management positions across Index Equity, Index Plus, and Fixed Income portfolio management groups. Mrs. Aguirre earned a BS degree in Mathematics from the College of Creative Studies at UC Santa Barbara in 2003. She earned a MS in Financial Mathematics from Stanford University in 2004.
Jennifer Hsui, CFA, Managing Director, is Chief Investment Officer of Global Portfolio Engineering within BlackRock’s EII team. She is responsible for overseeing the management of investment strategies for institutional index and ETF clients. Ms. Hsui’s service with the firm dates back to 2006, including her years with BGI. Prior to her current role, Ms. Hsui was a senior portfolio manager and led the Emerging Markets Portfolio Engineering teams in the Americas within EII. At BGI, she led the team responsible for the domestic institutional equity index funds. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.
Amy Whitelaw, Managing Director, is
Co-Head
of Americas Portfolio Engineering within BlackRock’s EII team. She oversees the Americas Index Equity Portfolio Engineering team and is responsible for the teams that manage investment strategies for institutional index and ETF clients. Ms. Whitelaw is a member of the BlackRock Institutional Trust Company (“BTC”) Management Committee and BTC Enterprise Risk Management Committee. In addition, Ms. Whitelaw also co-chairs
BlackRock’s Global Women’s Initiative Network. Ms. Whitelaw’s service with the firm dates back to 1999, including her years with BGI. At BGI, she led the Defined Contribution Portfolio Management team in Client Solutions, responsible for the management of defined contribution strategies for institutional and retail investors. Previously, Ms. Whitelaw worked in the Transition Services group as both a transition manager and strategist, and she was also an international equity trader on Barclays Global Investors’ trading desk. Prior to BGI, she worked in the Institutional Derivatives Sales group at Goldman Sachs. Ms. Whitelaw earned a BA degree in International studies and French from Dickinson College in 1993.
Suzanne Henige, CFA, Director and Senior Portfolio Manager, is a member of BlackRock’s EII Portfolio Engineering group. She currently leads the
Sub-Advised
Portfolio Engineering team which is responsible for managing US and Developed markets Mutual Funds and
Sub-Advised
portfolios. Mrs. Henige’s service with the firm dates back to 2009. Prior to her current role, she managed portfolios for institutional index and ETF clients. Before transitioning to the portfolio management team in 2011, she was a team lead in Client Reporting. Mrs. Henige began her career as an Officer in the International Developed Fund Accounting team at State Street in 2003. Mrs. Henige earned a BS degree in managerial economics and an MBA degree from University of California, Davis in 2003 and 2012, respectively.

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SHAREHOLDER INFORMATION
Pricing of Fund Shares
Each Fund sells its shares at NAV. NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. Each Fund’s share price is calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.
In calculating NAV, each Fund generally values its investment portfolio at market price. When valuing portfolio securities, each Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”)) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the mean between last bid and ask price on such day. Each Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares. When valuing fixed income securities, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. For certain fixed income securities with remaining maturities of 60 days or less, a Fund may use the security’s amortized cost under certain circumstances. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.
Fair Value Pricing
If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades but before a Fund calculates its NAV, such Fund may, in accordance with procedures adopted by the Board, employ “fair value” pricing of securities. Fair value determinations are made in good faith in accordance with Board-approved procedures. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its sale under current market conditions. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While the Funds’ use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that any fair value price will, in fact, approximate the amount a Fund would realize upon the sale of the securities in question. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Funds may adjust their fair valuation procedures.
For foreign securities traded on foreign exchanges, the Trust has selected ICE Data Services (“ICE”) to provide pricing data with respect to foreign security holdings held by the Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of Fund securities traded on those foreign exchanges. The Funds use a confidence interval when determining the use of the ICE provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding ADR, if one exists. ICE provides the confidence interval for each security for which it provides a price. If the ICE provided price falls within the confidence interval, the Funds will value the particular security at that price. If the ICE provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

123

How to Buy Shares
Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward Jones, as well as current and former Trustees of the Trust. Orders by investors participating in Advisory Solutions to purchase shares must be placed directly with Edward Jones, which is registered with the SEC as a broker-dealer and investment adviser, or your local Edward Jones financial advisor. Current and former Trustees of the Trust may purchase shares directly. Payment for shares must be received by the transfer agent within three business days after the order is placed in good order. Each Fund reserves the right to reject purchase orders or to stop offering shares without notice. There are no minimum initial or subsequent investment amount requirements for the Funds. The Funds do not issue share certificates.
Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Purchases
In-Kind
In limited circumstances, Advisory Solutions’ investors may acquire shares of a Fund with in-kind
redemption proceeds they receive from a mutual fund that is not sponsored by Edward Jones (a “third party fund”). The Funds’ Board has adopted procedures that require the relevant Fund and the Adviser to meet certain conditions prior to the Fund’s acceptance of a contribution of securities in exchange for shares of the Fund. These procedures require, among other things, that (a) the Adviser, in consultation with the relevant Fund’s
Sub-advisers,
determines that the securities to be contributed to the Fund are appropriate for investment by the Fund in light of its investment objective, strategies and policies; (b) the Fund’s valuation procedures will be used when determining the value of the securities to be contributed to the Fund; and (c) the Adviser and the Board reasonably determine that the particular contribution in-kind
transaction, when considered as a whole, is expected to be in the best interests of the Fund and its shareholders.
Although the contributed securities will be appropriate for investment by a Fund in light of its investment objective, strategies and policies, the Adviser, in consultation with the
Sub-advisers,
may nonetheless determine that it is consistent with the best interests of the Fund to liquidate a portion of the contributed securities. In the event of such determination, the Adviser, in its discretion and in consultation with the
Sub-advisers,
will determine which of the contributed securities will be liquidated and will allocate the resulting cash proceeds to one or more of the Fund’s
Sub-advisers. The
Fund will pay both the explicit transaction costs and any implicit transaction costs, including market impact and any markup built into the price of fixed income securities and other instruments, incurred in the sale of the contributed securities. The Adviser will seek to minimize the transaction costs, including market impact, to the Fund, generally by engaging one or more third-party transition management service providers that specialize in executing portfolio transactions on a large scale. However, the Adviser’s use of a transition manager does not guarantee that the Fund will experience better executions or reduced costs associated with the liquidation of the Fund’s securities.
A contribution of
in-kind
securities to purchase shares of a Fund will be permitted only if the Adviser reasonably determines that the overall benefits to the relevant Fund and its shareholders of the in-kind
transaction, when considered as a whole, are expected to materially outweigh the costs of liquidating the securities. In making such determination, the Adviser will review and document the specific facts and circumstances of the particular in-kind
transaction taking into account all relevant factors, including, but not limited to: (a) the transaction costs, including market impact, expected to be incurred by the Fund in liquidating a portion of the contributed securities, versus the transaction costs, including market impact, expected to be saved by the Fund in connection with receiving and retaining contributed securities; (b) the benefit the Fund is expected to receive, if any, by allowing the Fund to acquire certain contributed securities that the Fund may not otherwise be able to obtain with cash due to the fact that such securities may not be available, or are of limited supply, in the open market; and (c) the benefit the Fund’s shareholders are expected to receive, if any, as a result of the increase in the Fund’s assets that is associated with the transaction (
e.g.
, a reduction in the Fund’s total annual operating expenses).
The Funds’ valuation procedures may differ from the valuation procedures utilized by the third party fund. In such instances, Advisory Solutions’ investors who acquire Fund shares with in-kind
redemption proceeds may receive fewer or more shares of the relevant Fund than they would have received if the Fund used the same valuation procedures as the applicable third party fund.

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USA PATRIOT Act.
The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, the Adviser, and Edward Jones to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When setting up an Advisory Solutions account, you will be required to supply Edward Jones with your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, Edward Jones may temporarily limit any security purchases, including in the Funds. In addition, Edward Jones may close an account if it is unable to verify a shareholder’s identity. As required by law, Edward Jones may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Corporate, trust and other entity accounts require further documentation.
If Edward Jones does not have a reasonable belief of the identity of an account holder, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received. The Funds also reserve the right to close the account within five business days if clarifying information/ documentation is not received. Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address. Any exceptions are reviewed on a case-by-case
basis.
How to Sell Shares
Orders to sell or redeem shares must be placed directly with Edward Jones or your local Edward Jones financial advisor. All redemption requests accepted by the transfer agent before 4:00 p.m. Eastern time on any business day the NYSE is open will be executed at that day’s share price. Orders accepted after 4:00 p.m. or on a day the NYSE is closed will be executed at the next day’s price. If the NYSE closes early, the Funds may accelerate transaction deadlines accordingly. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your participation in Advisory Solutions or for any other reason are no longer an eligible shareholder, your shares in any of the Funds may be subject to compulsory redemption by such Funds. A Fund has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder for up to seven days, as permitted by law. Redemption proceeds held in an investor’s brokerage account generally will not earn any income, and Edward Jones may benefit from the use of temporarily uninvested funds.
ACCOUNT AND TRANSACTION POLICIES
Payment of Redemption Proceeds.
Proceeds will generally be sent no later than seven calendar days after a Fund receives your redemption request. The Funds typically expect to pay sale proceeds to redeeming shareholders within 1 to 3 business days following receipt of a redemption order. A Fund may suspend your right to redeem your shares for (1) any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) any period during which the SEC determines that an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund to determine the value of its net assets; or (3) such other periods as the SEC may by order permit. More information about redeeming shares and the circumstances under which redemptions may be suspended is in the SAI.
Your redemption proceeds will be deposited in your Advisory Solutions account unless you instruct otherwise. A Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.
The Funds generally pay sale (redemption) proceeds in cash. The Funds expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. Under unusual conditions, such as upon a particularly large redemption request in highly stressed marked conditions, a Fund may utilize any overdraft protection afforded by its custodian or rely upon an interfund loan to meet redemption requests. In a highly unusual situation that would make the payment of cash unwise, a Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind) in order to protect the

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Fund’s remaining shareholders. It is unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold. Under unusual conditions, a redemption in kind may include illiquid securities. Investors may not be able to sell such securities and may be required to hold such securities indefinitely.
Electronic Delivery.
It is the Funds’ policy to deliver documents electronically whenever possible. You may choose to receive Fund documents electronically rather than hard copy by signing up for
e-delivery
for your Advisory Solutions account with Edward Jones at www.edwardjones.com/accountaccess.
Unclaimed Property.
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.
Payments to Edward Jones.
Every Advisory Solutions account pays asset-based fees to Edward Jones for investment advisory services which varies based on the amount of money in the Advisory Solutions account. Please refer to your updated Advisory Solutions Brochure for more information about payments to Edward Jones for investment advisory services related to your Advisory Solutions account. These fees and payments are not reflected in the fees and expenses described elsewhere in this Prospectus.
TOOLS TO COMBAT FREQUENT TRANSACTIONS
Frequent purchases and redemptions of Fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve a Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of a Fund’s portfolio securities.
Because of the potential harm to a Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques. Under these policies and procedures, a Fund may limit additional purchases of Fund shares by shareholders whom the Adviser reasonably believes to be engaged in these excessive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Funds reserve the right to reject any purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser reasonably believes to be actual market timing activity, a Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser reasonably believes could be either excessive or for illegitimate purposes, a Fund may seek to block future purchases and exchanges of Fund shares by that account or permit the account holder to justify the activity. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur.
The policies apply to any account, whether an individual account or accounts with financial intermediaries, such as investment advisers, introducing brokers and retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. The Funds and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to a Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable a Fund to identify or prevent all such trading by a financial intermediary’s customers.

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DIVIDENDS AND DISTRIBUTIONS
Each Fund will make distributions of dividends and capital gains, if any, at least annually. A Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.
All distributions will be reinvested in shares of the relevant Fund. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.
TAX CONSEQUENCES
You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified
plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.
You are urged to consult your own tax advisor regarding your investment in the Funds.
Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company (a “RIC”) under Subchapter M of the Code. As a RIC, each Fund is generally not subject to U.S. federal income tax if it timely distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.
Each Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.
The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The Municipal Bond Fund intends to make distributions, the majority of which are expected to be exempt from federal income taxes by satisfying the requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations, the interest on which is exempt from regular federal income tax. As long as this and certain other requirements are met, dividends derived from the Municipal Bond Fund’s net tax-exempt
interest income will be “exempt-interest dividends” that may be excluded from shareholders’ gross income for federal income tax purposes. However, a portion of the Municipal Bond Fund’s distributions from “private activity bonds” may be taxable to certain shareholders as an “item of tax preference” for purposes of the Federal AMT, which is only applicable to non-corporate
taxpayers. The Municipal Bond Fund may also invest a portion of its assets in securities that generate taxable income for federal or state income tax purposes. Income exempt from federal tax may nevertheless be subject to state or local income taxes. Income from municipal bonds held by the Municipal Bond Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (“IRS”) or state tax authorities, or noncompliant conduct of a bond issuer. Interest paid on a municipal bond issued after December 31, 2017 to advance refund another municipal bond is subject to federal income tax. Distributions of capital gains and any investment income that is not exempt from federal income tax are generally taxable to you regardless of whether you reinvest them in additional shares of the funds or receive them in cash in the same manner as described above. Some distributions from the Municipal Bond Fund may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.
You will generally be taxed on a Fund’s distributions that are not exempt from federal income tax, regardless of whether you reinvest them or receive them in cash. Each Fund’s distributions of net investment income (other than distributions of exempt-interest dividends) and short-term capital gains are generally taxable to you at ordinary income tax rates or at the lower capital gains rates that apply to individuals receiving qualified dividend income. Distributions that are reported by a Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Certain Funds’ investment strategies may limit their ability to make

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distributions eligible for the reduced rates applicable to qualified dividend income. Distributions that are reported by each Fund as long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.
Distributions of capital gain and distributions of net investment income received shortly after the purchase of shares reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares just prior to a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you are taxed on the distribution even though, as an economic matter, the distribution represents a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.
The sale or exchange of a Fund’s shares is a taxable transaction for federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than twelve months at the time of the sale or exchange, and otherwise as short-term capital gain or loss. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares. In addition, any capital loss arising from the sale or exchange of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received with respect to those shares.
A Fund may be required to withhold federal income tax at the federal backup withholding rate of 24% on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your federal income tax liability, so long as you provide the required information or certification.
After December 31 of each year, the Funds will mail you, or provide Edward Jones as sponsor of Advisory Solutions, reports containing information about the income tax classification of distributions paid during the year. Distributions declared in October, November or December to shareholders of record on a specified date in such a month, but paid in January, are taxable as if they were paid on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), are subject to a 3.8% tax that applies to “net investment income,” including interest, dividends and capital gains received from the Fund (including capital gains realized on the sale or exchange of shares of the Fund). Exempt-interest dividends do not constitute “net investment income” for this purpose.
The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is required to report the cost basis information for such shares and report whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit its shareholders to elect from among several
IRS-accepted
cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use the default cost basis method which, if applicable, will be provided to you by your financial adviser in a separate communication. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best
IRS-accepted
cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns.
Each Fund (other than the Municipal Bond Fund) may invest in foreign securities and therefore may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, the Fund will be eligible to elect to treat some

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of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.
For further information about the tax effects of investing in the Funds, including state and local tax matters, please see the SAI.

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TRADEMARKS
The Russell 1000
®
Index, Russell 1000
®
Growth Index, Russell 1000
®
Value Index, Russell Midcap
®
Index, Russell Midcap
®
Growth Index, Russell Midcap
®
Value Index, Russell 2000
®
Index, Russell 2000
®
Growth Index, and Russell 2000
®
Value Index, Russell 2500
®
Index, Russell 2500
®
Growth Index, and Russell 2500
®
Value Index (each, an “Index” and collectively, the “Indices”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by the Trust. The Trust and the Funds are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of an Index (upon which a portion of a Fund based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to the Trust or the Funds or to their clients. The Indices are calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI, INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE TRUST. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS TO PARTICIPATE IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

130

FINANCIAL HIGHLIGHTS
The tables that follow present performance information about each of the Funds. The information is intended to help you understand each Fund’s financial performance for the past five fiscal years or for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm of the Funds, whose report along with the Funds’ financial statements, are included in the 2020 Annual Report of the Funds, which is available upon request by calling the Funds at
1-855-823-3611
or online at www.bridgebuildermutualfunds.com.

131

Bridge Builder Trust
Financial Highlights

	Per Share Operating Performance
	Change in Net Assets Resulting from Operations				Less Distributions
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain/(loss)	Net increase/ (decrease) in net asset value from operations	Distributions from net investment Income	Distributions from net realized gains	Total Distributions
Bridge Builder Core Bond Fund
For the year ended June 30, 2020 (8)	$10.34	0.31	0.61	0.92	(0.32)	(0.03)	(0.35)
For the year ended June 30, 2019 (8)	$9.87	0.31	0.48	0.79	(0.32)	—	(0.32)
For the year ended June 30, 2018	$10.17	0.27	(0.28)	(0.01)	(0.29)	—	(0.29)
For the year ended June 30, 2017	$10.47	0.25	(0.22)	0.03	(0.26)	(0.07)	(0.33)
For the year ended June 30, 2016	$10.10	0.24	0.41	0.65	(0.26)	(0.02)	(0.28)
Bridge Builder Core Plus Bond Fund
For the year ended June 30, 2020 (8)	$10.27	0.32	0.47	0.79	(0.36)	(0.14)	(0.50)
For the year ended June 30, 2019 (8)	$9.81	0.35	0.48	0.83	(0.37)	—	(0.37)
For the year ended June 30, 2018	$10.09	0.29	(0.27)	0.02	(0.30)	—	(0.30)
For the year ended June 30, 2017	$10.28	0.24	(0.15)	0.09	(0.25)	(0.03)	(0.28)
For the period 7/13/15 (6) - 6/30/16	$10.00	0.22	0.31	0.53	(0.23)	(0.02)	(0.25)
Bridge Builder Municipal Bond Fund
For the year ended June 30, 2020 (8)	$10.46	0.26	0.03	0.29	(0.26)	—	(0.26)
For the year ended June 30, 2019 (8)	$10.09	0.27	0.37	0.64	(0.27)	—	(0.27)
For the year ended June 30, 2018	$10.14	0.21	(0.05)	0.16	(0.21)	—	(0.21)
For the year ended June 30, 2017	$10.38	0.19	(0.23)	(0.04)	(0.19)	(0.01)	(0.20)
For the period 9/14/15 (6) - 6/30/16	$10.00	0.16	0.38	0.54	(0.15)	(0.01)	(0.16)
Bridge Builder Large Cap Growth Fund
For the year ended June 30, 2020 (8)	$14.64	0.14	2.65	2.79	(0.14)	(0.18)	(0.32)
For the year ended June 30, 2019 (8)	$13.53	0.15	1.60	1.75	(0.14)	(0.50)	(0.64)
For the year ended June 30, 2018	$11.59	0.12	1.92	2.04	(0.10)	—	(0.10)
For the year ended June 30, 2017	$9.89	0.10	1.69	1.79	(0.09)	—	(0.09)
For the year ended June 30, 2016	$9.83	0.09	0.02	0.11	(0.05)	—	(0.05)
Bridge Builder Large Cap Value Fund
For the year ended June 30, 2020 (8)	$12.71	0.24	(0.94)	(0.70)	(0.23)	(0.01)	(0.24)
For the year ended June 30, 2019 (8)	$12.12	0.24	0.74	0.98	(0.23)	(0.16)	(0.39)
For the year ended June 30, 2018	$11.38	0.20	0.82	1.02	(0.19)	(0.09)	(0.28)
For the year ended June 30, 2017	$9.86	0.18	1.52	1.70	(0.18)	—	(0.18)
For the year ended June 30, 2016	$9.81	0.17	0.05	0.22	(0.17)	0.00 (7)	(0.17)
Bridge Builder Small/Mid Cap Growth Fund
For the year ended June 30, 2020 (8)	$14.25	0.05	1.01	1.06	(0.05)	(0.53)	(0.58)
For the year ended June 30, 2019 (8)	$13.52	0.05	1.39	1.44	(0.05)	(0.66)	(0.71)
For the year ended June 30, 2018	$11.49	0.05	2.12	2.17	(0.04)	(0.10)	(0.14)
For the year ended June 30, 2017	$9.62	0.03	1.88	1.91	(0.04)	—	(0.04)
For the year ended June 30, 2016	$9.96	0.03	(0.35)	(0.32)	(0.02)	—	(0.02)
Bridge Builder Small/Mid Cap Value Fund
For the year ended June 30, 2020 (8)	$11.55	0.16	(1.63)	(1.47)	(0.16)	—	(0.16)
For the year ended June 30, 2019 (8)	$11.97	0.17	(0.10)	0.07	(0.14)	(0.35)	(0.49)
For the year ended June 30, 2018	$11.15	0.15	0.81	0.96	(0.13)	(0.01)	(0.14)
For the year ended June 30, 2017	$9.50	0.11	1.63	1.74	(0.09)	—	(0.09)
For the year ended June 30, 2016	$9.87	0.08	(0.38)	(0.30)	(0.06)	(0.01)	(0.07)
Bridge Builder International Equity Fund
For the year ended June 30, 2020 (8)	$11.38	0.23	(0.36)	(0.13)	(0.28)	—	(0.28)
For the year ended June 30, 2019 (8)	$11.60	0.28	(0.14)	0.14	(0.22)	(0.14)	(0.36)
For the year ended June 30, 2018	$11.07	0.21	0.56	0.77	(0.19)	(0.05)	(0.24)
For the year ended June 30, 2017	$9.45	0.15	1.60	1.75	(0.13)	—	(0.13)
For the period 7/6/15 (6) - 6/30/16	$10.00	0.16	(0.67)	(0.51)	(0.04)	—	(0.04)

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(1)	Annualized for periods less than one year.
(2)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

(3)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(4)	Ratios do not include the impact of the expenses of the underlying funds in which the fund invests.
(5)	Portfolio turnover is not annualized for periods less than one year.
(6)	Inception Date.
(7)	Less than $0.005.
(8)	Per share amounts based on average number of shares outstanding during the year.
(9)	Portfolio turnover rate does not include securitites received as part of an in-kind capital contribution. Please see Note 8 for additional details.

133

		Ratios/Supplement Data
				Ratios to Average Net Assets of: (1)
	Net asset value, end of period	Total return (2)(3)	Net assets, end of period (millions)	Expenses, before waivers (4)	Expenses, net of waivers (4)	Net investment income/ (loss)	Portfolio turnover rate (5)
Bridge Builder Core Bond Fund
For the year ended June 30, 2020 (8)	$10.91	9.01%	$14,140	0.34%	0.13%	2.91%	137%
For the year ended June 30, 2019 (8)	$10.34	8.18%	$15,160	0.34%	0.14%	3.15%	153%
For the year ended June 30, 2018	$9.87	(0.15)%	$15,805	0.35%	0.14%	2.71%	236%
For the year ended June 30, 2017	$10.17	0.33%	$13,596	0.35%	0.15%	2.44%	232%
For the year ended June 30, 2016	$10.47	6.51%	$10,762	0.36%	0.16%	2.32%	238%
Bridge Builder Core Plus Bond Fund
For the year ended June 30, 2020 (8)	$10.56	7.94%	$19,434	0.39%	0.16%	3.08%	164%
For the year ended June 30, 2019 (8)	$10.27	8.66%	$17,963	0.47%	0.24%	3.50%	242%
For the year ended June 30, 2018	$9.81	0.18%	$11,063	0.41%	0.18%	2.93%	193%
For the year ended June 30, 2017	$10.09	0.87%	$6,423	0.40%	0.18%	2.34%	198%
For the period 7/13/15 (6) - 6/30/16	$10.28	5.43%	$4,410	0.43%	0.23%	2.23%	197%
Bridge Builder Municipal Bond Fund
For the year ended June 30, 2020 (8)	$10.49	2.80%	$6,520	0.38%	0.16%	2.47%	41%
For the year ended June 30, 2019 (8)	$10.46	6.42%	$5,253	0.39%	0.17%	2.64%	42%
For the year ended June 30, 2018	$10.09	1.62%	$3,474	0.39%	0.19%	2.11%	27%
For the year ended June 30, 2017	$10.14	(0.36)%	$2,565	0.40%	0.21%	1.88%	23%
For the period 9/14/15 (6) - 6/30/16	$10.38	5.46%	$1,972	0.43%	0.25%	1.76%	21%
Bridge Builder Large Cap Growth Fund
For the year ended June 30, 2020 (8)	$17.11	19.28%	$13,464	0.46%	0.22%	0.90%	42%
For the year ended June 30, 2019 (8)	$14.64	13.76%	$6,998	0.46%	0.22%	1.07%	31%
For the year ended June 30, 2018	$13.53	17.66%	$6,136	0.47%	0.24%	1.01%	54%
For the year ended June 30, 2017	$11.59	18.26%	$4,202	0.47%	0.28%	1.11%	44%
For the year ended June 30, 2016	$9.89	1.14%	$2,323	0.49%	0.31%	0.89%	45%
Bridge Builder Large Cap Value Fund
For the year ended June 30, 2020 (8)	$11.77	(5.55)%	$12,499	0.46%	0.24%	1.94%	36	% (9)
For the year ended June 30, 2019 (8)	$12.71	8.46%	$8,731	0.46%	0.25%	1.95%	24%
For the year ended June 30, 2018	$12.12	9.01%	$7,102	0.47%	0.27%	1.72%	23%
For the year ended June 30, 2017	$11.38	17.38%	$5,039	0.47%	0.30%	1.82%	23%
For the year ended June 30, 2016	$9.86	2.35%	$2,595	0.49%	0.34%	1.83%	33%
Bridge Builder Small/Mid Cap Growth Fund
For the year ended June 30, 2020 (8)	$14.73	7.63%	$4,794	0.66%	0.38%	0.34%	65%
For the year ended June 30, 2019 (8)	$14.25	11.66%	$4,024	0.67%	0.39%	0.41%	23%
For the year ended June 30, 2018	$13.52	18.96%	$3,622	0.67%	0.41%	0.38%	26%
For the year ended June 30, 2017	$11.49	19.87%	$2,530	0.68%	0.43%	0.34%	27%
For the year ended June 30, 2016	$9.62	(3.16)%	$1,647	0.71%	0.47%	0.41%	49%
Bridge Builder Small/Mid Cap Value Fund
For the year ended June 30, 2020 (8)	$9.92	(12.98)%	$5,101	0.66%	0.42%	1.44%	50%
For the year ended June 30, 2019 (8)	$11.55	1.22%	$4,810	0.67%	0.43%	1.47%	38%
For the year ended June 30, 2018	$11.97	8.62%	$4,186	0.67%	0.45%	1.32%	38%
For the year ended June 30, 2017	$11.15	18.33%	$3,245	0.69%	0.47%	1.10%	48%
For the year ended June 30, 2016	$9.50	(3.08)%	$1,877	0.73%	0.54%	1.19%	49%
Bridge Builder International Equity Fund
For the year ended June 30, 2020 (8)	$10.97	(1.40)%	$11,345	0.63%	0.33%	2.10%	36%
For the year ended June 30, 2019 (8)	$11.38	1.57%	$10,645	0.64%	0.36%	2.49%	16%
For the year ended June 30, 2018	$11.60	6.85%	$7,535	0.65%	0.38%	2.15%	20%
For the year ended June 30, 2017	$11.07	18.78%	$5,164	0.67%	0.42%	2.17%	22%
For the period 7/6/15 (6) - 6/30/16	$9.45	(5.06)%	$2,466	0.69%	0.46%	1.99%	18%

134

(1)	Annualized for periods less than one year.
(2)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

(3)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(4)	Ratios do not include the impact of the expenses of the underlying funds in which the fund invests.
(5)	Portfolio turnover is not annualized for periods less than one year.
(6)	Inception Date.
(7)	Less than $0.005.
(8)	Per share amounts based on average number of shares outstanding during the year
(9)	Portfolio turnover rate does not include securitites received as part of an in-kind capital contribution. Please see Note 8 for additional details.

135

Bridge Builder Trust
You can find more information about the Funds in the following documents:
Statement of Additional Information (“SAI”):
The SAI provides additional details about the investments and techniques of each Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference. It is legally considered a part of this Prospectus.
Annual/Semiannual Reports
: Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. A Fund’s annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s prior fiscal year.
You can obtain free copies of these documents, request other information and discuss your questions about the Funds by contacting the Funds at:
Mailing Address:
Bridge Builder Trust
P.O. Box 1920
Denver, CO 80201
Overnight Address:
Bridge Builder Trust
1290 Broadway Suite 1000
Denver, CO 80203
www.bridgebuildermutualfunds.com
Shareholder reports and other information about the Funds are also available:

◾	Free of charge from the Funds’ website at www.bridgebuildermutualfunds.com.
◾	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
◾	For a fee, by e-mail request to the SEC at publicinfo@sec.gov.
The Trust’s SEC Investment Company Act file number is
811-22811.

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2020

Bridge Builder Trust

Bridge Builder Core Bond Fund

Ticker: BBTBX

Bridge Builder Core Plus Bond Fund

Ticker: BBCPX

Bridge Builder Municipal Bond Fund

Ticker: BBMUX

Bridge Builder Large Cap Growth Fund

Ticker: BBGLX

Bridge Builder Large Cap Value Fund

Ticker: BBVLX

Bridge Builder Small/Mid Cap Growth Fund

Ticker: BBGSX

Bridge Builder Small/Mid Cap Value Fund

Ticker: BBVSX

Bridge Builder International Equity Fund

Ticker: BBIEX

12555 Manchester Road

St. Louis, MO 63131

1-855-823-3611

www.bridgebuildermutualfunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the prospectus, dated October 28, 2020, as it may be revised from time to time (the “Prospectus”), related to the Bridge Builder Core Bond Fund (the “Core Bond Fund”), Bridge Builder Core Plus Bond Fund (the “Core Plus Bond Fund”), Bridge Builder Municipal Bond Fund (the “Municipal Bond Fund”), Bridge Builder Large Cap Growth Fund (the “Large Cap Growth Fund”), the Bridge Builder Large Cap Value Fund (the “Large Cap Value Fund”), the Bridge Builder Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”), the Bridge Builder Small/Mid Cap Value Fund (the “Small/Mid Cap Value Fund”) and the Bridge Builder International Equity Fund (the “International Equity Fund”) (together, the “Funds”), each a series of Bridge Builder Trust (the “Trust”). The Funds are each advised by Olive Street Investment Advisers, LLC (the “Adviser”).

Each Fund’s audited financial statements and notes thereto for the fiscal year ended June 30, 2020, are included in the Funds’ annual report to shareholders for the fiscal year ended June 30, 2020 (the “Annual Report”), and are incorporated by reference into this SAI. Each Fund’s Prospectus and annual or unaudited semi-annual shareholder reports may be obtained free of charge by contacting the Fund at the address and phone number written above or by visiting the Funds’ website at www.bridgebuildermutualfunds.com.

The Adviser has retained certain investment managers as Sub-advisers (each a “Sub-adviser,” and, collectively, the “Sub-advisers”), each responsible for portfolio management of a portion of each of the Fund’s total assets.

THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on December 19, 2012, and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Agreement and Declaration of Trust permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust may also issue separate classes of shares of any series. Currently, the Trust consists of nine series, one of which is offered in a separate prospectus and SAI. Each Fund offers one class of shares. The Board may from time to time issue other series (and multiple classes of such series), the assets and liabilities of which will be separate and distinct from any other series.

The Funds’ Prospectus and this SAI are a part of the Trust’s registration statement filed with the SEC. Copies of the complete registration statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at sec.gov.

INVESTMENT STRATEGIES, POLICIES, SECURITIES AND INVESTMENTS, AND RISKS

Each Fund is diversified. This means that with respect to 75% of its total assets, a Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, a fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal securities laws.

The investment objectives, policies, strategies, risks and limitations discussed in this SAI may be changed without shareholder approval unless otherwise noted.

The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices unless such investment activity or practice is directly inconsistent with, or not permitted by, a specific Fund investment policy as stated below or in the Fund’s prospectus. A Fund is free to reduce or eliminate its activity in any of these areas. A Fund will only purchase an investment and/or engage in any of the below investment practices if such investment or investment practices is determined to be advantageous to the Fund by the Adviser and/or Sub-advisers. The table below identifies which investments, investment practices and risk factors, including those that may not be principal strategies or risks, apply to a Fund.

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/ Mid Cap Growth Fund	Small/ Mid Cap Value Fund	International Equity Fund
Equity Securities	✓	✓	✓	✓	✓	✓	✓	✓
Illiquid Investments	✓	✓	✓	✓	✓	✓	✓	✓
Liquidity Risk Management	✓	✓	✓	✓	✓	✓	✓	✓
Exchange Traded Funds and Other Registered Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓		✓	✓	✓	✓	✓
Real Estate Securities	✓	✓	✓	✓	✓	✓	✓	✓
Borrowing and Other Forms of Leverage	✓	✓	✓	✓	✓	✓	✓	✓
Cash Position	✓	✓	✓	✓	✓	✓	✓	✓
Short-Term Investments	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓		✓
Municipal Securities	✓	✓	✓		✓
U.S. and Foreign Government Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable Rate Demand Notes	✓	✓	✓
Floating Rate Securities	✓	✓	✓		✓
Inverse Floaters	✓	✓
Zero-Coupon and Payment-in-Kind Bonds	✓	✓	✓
LIBOR Risk	✓	✓	✓	✓	✓	✓	✓	✓
Risks of Investing in Fixed Income Securities	✓	✓	✓		✓
Risks of Investing in Lower-Rated Debt Securities	✓	✓	✓		✓
Risks of Investing in Distressed Companies	✓	✓	✓
Asset-Backed and Mortgage-Related and Mortgage-Backed Securities	✓	✓	✓
When-Issued, Delayed Delivery, and Forward Commitment Transactions Risk	✓	✓	✓
Sale-buyback Transactions		✓
Bank Loans		✓			✓
Inflation-Protected Securities	✓	✓	✓
Private Investments	✓	✓	✓	✓	✓	✓	✓	✓
Hybrid Securities	✓	✓			✓			✓
Derivatives	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓
Other Investment Risks	✓	✓	✓	✓	✓	✓	✓	✓
Market Risks	✓	✓	✓	✓	✓	✓	✓	✓
Multi-Manager and Multi-Style Risk	✓	✓	✓	✓	✓	✓	✓	✓
Special Risks of Transactions in Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓
Temporary Defensive Investments	✓	✓	✓	✓	✓	✓	✓	✓
Cybersecurity Risk	✓	✓	✓	✓	✓	✓	✓	✓

Equity Securities

The Funds may purchase equity securities, including common stock. All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles, and the value of a Fund’s securities may fluctuate substantially from day-to-day. Owning an equity security that currently pays dividends can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-sized companies, it will be exposed to the risks of small- and medium-sized companies. Such companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, or services, markets, or financial resources, or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions can decrease the value and liquidity of securities held by a Fund. As a result, the performance of small- and medium-sized securities can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund and cause the Fund to lose money.

Common Stock. Common stocks represent a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, although they may carry limited voting rights. Preferred stocks also normally have preference over the corporation’s assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate and may entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Depositary Receipts. American Depositary Receipts (“ADRS”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities, which are discussed below.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, and depositary receipts are subject to many of the risks associated with investing directly in foreign securities, which are discussed below.

Initial Public Offerings (“IPOs”). A Fund may invest a portion of its assets in equity securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. If a Fund were to sell IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The limited number of shares available may also mean that to the extent a Fund seeks to invest in IPOs, it could be unable to invest to the extent desired because, for example, only a small portion of the securities being offered in the IPO are available to a Fund.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Illiquid Investments

Under SEC rules, illiquid investments are investments that a Fund reasonably expects cannot be sold or otherwise disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. No Fund may purchase an investment if, immediately after the acquisition, more than 15% of the value of its net assets would be invested in illiquid investments that are assets. The Adviser and Sub-advisers will monitor the amount of illiquid investments in each Fund, under the supervision of the Board, to ensure compliance with this requirement.

Certain investments or asset classes may be illiquid investments due to restrictions on trading or limitations on transfer that would affect a determination of liquidity. For example, securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) may be illiquid investments. However, under certain circumstances, including Rule 144A under the Securities Act, institutional buyers may be able to facilitate transactions in investments otherwise restricted from resale.

Illiquid investments may be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, each Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price that a Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to a Fund.

Liquidity Risk Management

The Trust has implemented a liquidity risk management program (the “Liquidity Program”) and related procedures to manage the liquidity risk of the Funds in accordance with Rule 22e-4 of the 1940 Act (the “Liquidity Rule”), and the Board has approved the administrator of the Liquidity Program (the “Liquidity Program Administrator”). Under the Liquidity Program, the Liquidity Program Administrator assesses, manages, and periodically reviews each Fund’s liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. The adoption of the Liquidity Program is not a guarantee that a Fund will have sufficient liquidity to satisfy its redemption requests in all market conditions or that redemptions can be effected without diluting remaining investors in the Fund. The effect that the Liquidity Rule will have on the Funds, and on the open-end fund industry in general, is not yet fully known, but the Liquidity Rule may impact a Fund’s performance and its ability to achieve its investment objective.

Exchange-Traded Funds (“ETFs”) and Other Registered Investment Companies

The Funds may invest in ETFs, which are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents, in most cases, a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could contribute to increased price volatility and ETFs have management fees that increase their costs. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies, subject to certain exceptions.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds investments in that country may be more effective than investing directly in issuers in that country.

The 1940 Act generally prohibits the Funds from investing more than 5% of the value of their total assets in any one registered investment company or more than 10% of the value of its total assets in registered investment companies as a group, and also restricts their investment in any registered investment company to 3% of the voting securities of such investment company. There are exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. In particular, SEC rules allow the Funds to invest in money market funds in excess of the limits described above.

The Funds may invest in other investment companies, including those managed by the Adviser or a Sub-adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Money Market Funds. The Funds may invest cash in, or hold as collateral for certain investments, shares of money market funds. An investment in a money market fund will involve payment by a Fund of its pro rata share of advisory and other fees charged by such fund. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, certain money market funds may impose liquidity fees and/or temporarily suspend redemptions, which may reduce the value of a Fund’s redemptions for the money market fund and impact the Fund’s ability to redeem from the money market fund during times of market volatility or otherwise.

Foreign Securities

The Funds may invest in securities issued by foreign governments and corporations, including emerging market securities. The Funds may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or ETFs (generally “foreign securities”). Investing in foreign securities generally involves more risk than investing in U.S. securities. Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less or different government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Funds held in foreign countries.

On June 23, 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (the “EU”) (commonly known as “Brexit”), which led to significant global market volatility, as well as political, economic, and legal uncertainty. On January 31, 2020, the UK left the EU and entered into a transition period scheduled to last until December 31, 2020. There is still considerable uncertainty regarding the potential consequences of Brexit, including with respect to the negotiations of new trade agreements during the transition period and whether Brexit will have a negative impact on the UK, the broader global economy or the value of the British pound sterling. UK businesses are increasingly preparing for a disorderly Brexit because of the risks that trade negotiations between the UK and the EU may not be completed by the end of the transition period or the outcomes of such negotiations may be undesirable. Brexit may cause both the British pound sterling and the Euro to depreciate in relation to the U.S. dollar, which could adversely affect a Fund’s investments denominated in British pound sterling or Euros that are not fully hedged, irrespective of the performance of the underlying issuer. As a result of Brexit, the UK may be less stable than it has been in recent years, and investments in the UK may be difficult to value or subject to greater or more frequent volatility. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while a new relationship between the UK and the EU is defined and the UK determines which EU laws to replace or replicate. Further, Brexit may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. The UK and European economies and the broader global economy could be significantly impacted during this period of uncertainty, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of a Fund’s investments.

The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Funds may have greater difficulty taking appropriate legal action to enforce their rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures). Furthermore, there is the risk of possible seizure, nationalization, or expropriation of the foreign issuers or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Investments in foreign government debt obligations also involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Funds may have limited legal resources in the event of default. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

Dividends and interest payable on the Funds’ foreign securities may be subject to foreign withholding tax. The Funds may also be subject to foreign taxes on their trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in those countries that impose these taxes. To the extent such taxes are not offset by credits or deductions available to shareholders in the Fund, under U.S. tax law, they will reduce the net return to a Fund’s shareholders.

Foreign Securities Traded in the United States. The Funds may own foreign equity securities that are traded in the United States and denominated in United States dollars. They also may be issued originally in the United States. There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.

Emerging Markets Securities. In addition, the Funds may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets, and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede a Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Foreign Currency Risk. While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

∎	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;
∎	Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;
∎

Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

∎

There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

∎

Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

∎

The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options, and are subject to other risks similar to options or securities on indexes.

Foreign Currency Transactions. The Funds may enter into foreign currency transactions. The Funds normally conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. A Fund generally will not enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with a Fund’s custodian of cash, U.S. government securities or other liquid obligations and are marked-to-market daily.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, no fees or commissions are involved.

Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of a Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it, or a Sub-adviser, determines that the best interests of the Fund will be served by doing so.

At the maturity of a forward contract, a Fund may either sell the portfolio security deliver the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the

Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

If a Fund retains a portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Lock In. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if a Fund thinks that it can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. A Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Real Estate Securities

Real Estate Investment Trusts (“REITs”). The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies (“RICs”) such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the Fund’s own expenses. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes or may require the Fund to accrue and distribute income not yet received. In addition, distributions attributable to REITs made by a Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Borrowing and Other Forms of Leverage

The Funds may borrow money for investment purposes to the extent permitted by their investment policies and restrictions and applicable law. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s holdings. The Funds may also borrow money for temporary emergency purposes.

The Funds are not currently parties to a line of credit. However, the Funds may establish lines of credit with certain banks by which the Funds may borrow funds for temporary or emergency purposes. The Funds may use lines of credit to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to the Fund’s remaining shareholders. Should the Funds become parties to a line of credit, they may be required to pay fees to the banks to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate. Brown Brothers Harriman & Co. (“BBH”), in its capacity as the Funds’ custodian, will generally provide overdraft protection to the Funds in the event of a cash shortfall. Overdraft protection is provided on an uncommitted basis.

The Trust received an exemptive order from the SEC on June 1, 2016 (the “Order”), which permits the Funds to participate in an interfund lending program (the “Program”) with existing or future mutual funds that are advised by the Adviser and certain of its affiliates (the “Participating Funds”). The Program enables a Participating Fund to lend cash directly to and borrow money from other Participating Funds for temporary purposes. The Program is subject to a number of conditions set forth in the application for the exemptive order, as amended (the “Application”), and the Order, including the requirement that the interfund loan rate to be charged to a borrowing fund is (i) more favorable to the lending fund than the highest current overnight repurchase agreement rate available to the lending fund (the “Repo Rate”); and (ii) more favorable to the borrowing fund than the lowest interest rate at which a bank short-term loan would be available to the borrowing fund (the “Bank Loan Rate”). The Bank Loan Rate will be determined using a formula established by the Board. The interfund loan rate will be the average of the Repo Rate and the Bank Loan Rate. All interfund loans and borrowings must comply with the conditions set forth in the Application and the Order, which are designed to ensure fair and equitable treatment of all Participating Funds.

A Fund will participate in the Program only to the extent that its participation is consistent with the Fund’s investment objectives, limitations, and organizational documents. Upon implementation of the Program, the Adviser administers the Program according to procedures approved by the Board. The Board is responsible for overseeing and periodically reviewing the Program.

Cash Position

The Funds do not always stay fully invested in securities. When a Sub-adviser believes that market conditions are unfavorable for profitable investing, or when a Sub-adviser is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a Fund’s Adviser or Sub-adviser(s) may also temporarily increase the Fund’s cash position to protect assets, maintain liquidity, or during periods when transitioning Fund assets from one Sub-adviser to another Sub-adviser. Partly because each of the Sub-advisers acts independently of each other, the cash positions of the Funds may vary significantly.

When a Fund’s investments in cash or similar investments increase, the Fund may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Short-Term Investments

The Funds may invest without limitation in any of the following short-term securities and instruments:

Bank Obligations. The Funds may invest in obligations including bankers’ acceptances, commercial paper and other debt obligations of banks and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of Deposit and Time Deposits. The Funds may hold certificates of deposit and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds and, like a certificate of deposit, earns a specified return over a definitive period of time.

Commercial Paper and Short-Term Notes. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will generally consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc.© (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Other Short-Term Obligations. The Funds may invest in short-term obligations, which are debt securities initially issued with a remaining maturity of 397 days or less and that generally have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

Corporate Debt Securities

The Funds may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which the Funds may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Municipal Securities

The Funds may invest in securities issued by states, territories, possessions, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states, territories, possessions and multi-state agencies or authorities, commonly referred to as municipal bonds.

Municipal bonds share the structural attributes of debt/fixed income securities in general, but are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds may be issued and traded through when-issued, delayed delivery, or forward commitment transactions. The municipal bonds which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds); including industrial development bonds issued pursuant to former federal tax law. Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax (“Federal AMT”) applicable to non-corporate taxpayers.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are not payable from the issuing authority’s general revenues but instead the corporate user (and/or any guarantor) is responsible for payment of interest and principal. Accordingly, the credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of a particular facility or class of facilities.

The Funds may invest in municipal bonds that finance projects relating to education, health care, housing, transportation, and utilities, and may make significant investments in industrial development bonds. These types of bonds may be more sensitive to adverse economic, business or political developments than other types of municipal bonds.

The Funds may invest in pre-refunded municipal bonds or bonds that have been escrowed to maturity. These structures are generally employed by issuers of municipal bonds to effectively replace bonds issued at higher interest rates with bonds issued at lower interest rates. Proceeds of the newly issued, lower interest bonds are placed in an escrow account established by a municipality and an independent escrow agent and pledged to pay the principal and interest of the higher interest rate bonds. The principal for pre-refunded bonds is repaid at a specified early redemption date (i.e. call date) while the principal for escrowed-to-maturity bonds is paid at the bond’s original maturity date. Typically, the escrow account holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). The pledged securities fulfill the original pledge of payments by the municipality; however, the escrow account does not eliminate the potential for price movement of the pre-refunded or escrowed-to-maturity bond before redemption. Consequently, investments in pre-refunded or escrowed-to-maturity municipal bonds may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a Fund sells pre-refunded or escrowed-to-maturity municipal bonds prior to redemption, the price received may be more or less than the Fund’s purchase cost, depending on market conditions at the time of sale. To the extent permitted by the SEC and the Internal Revenue Service (“IRS”), a Fund’s investment in pre-refunded Municipal Bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to the Fund, be considered an investment in the respective U.S. Treasury and Agency securities.

The Funds may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation.

However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, a Fund’s Sub-advisers may assess such factors as the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities. Certain lease obligation bonds may be financed through a certificate of participation through which investors are entitled to receive a portion of the lease payments from the project being financed. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

A Fund may seek to enhance its yield through the purchase of municipal private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and generally have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Fund may not invest more than 15% of its net assets in illiquid investments that are assets, including unmarketable private placements.

The Funds may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured municipal bonds that have been issued and are outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by that insurance company and on the municipal bond markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured municipal bonds. Given the large number of potential claims against the insurers of municipal bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The economic and revenue performance of states and their agencies and municipalities may be significantly impacted by trends in the national economy, particularly by factors such as unemployment and the housing market which may directly impact revenue production of certain issuers of municipal securities. Poor economic performance may increase the likelihood that issuers of securities in which the Fund may invest will be unable to meet their obligations, that the values of securities in which the Fund invests will decline significantly, and that the liquidity of such securities will be impaired. In addition, the value of municipal bonds may also be affected by uncertainties involving the taxation of Municipal Bonds or the rights of municipal bond holders in the event of a bankruptcy.

The Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Funds also may sell municipal bonds due to changes in a Sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect a Fund’s ability to sell particular municipal bonds at quoted market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, municipal bonds rated below investment grade (i.e., high yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a municipal bond and on the Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio.

Prices and yields on municipal bonds are dependent on a variety of factors, including general financial market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The Funds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

The perceived increased likelihood of default among issuers of municipal bonds may result in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal bonds. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of municipal bonds to repay their obligations. Certain issuers of municipal bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal bonds to pay existing obligations. In addition, events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal bonds. Adverse developments in the municipal bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in municipal bonds.

Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal bonds in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of such municipal bonds for investment by a Fund and the value of such municipal bonds held by the Fund may be affected. In addition, it is possible that events occurring after the date of a municipal bond’s issuance, or after a Fund’s acquisition of such obligation, may result in a determination that the interest paid on that obligation is taxable, in certain cases retroactively.

The Adviser or the Sub-advisers, as applicable, relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a Fund. The Adviser, the Sub-advisers and the Funds do not guarantee this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion.

When-Issued, Delayed–Delivery and Forward Commitment Transactions

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward commitment transaction, the Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although a Fund may earn income on securities it has in a segregated account to cover its position. The Funds will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Funds may use when-issued, delayed-delivery and forward commitment transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Funds will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. The Funds will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

U.S. and Foreign Government Obligations

The Funds may invest in U.S. Government obligations including Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Funds may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. A government could default on its sovereign debt obligations. This risk of default is higher in emerging markets. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

The total public debt of the U.S. government as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns.

An increase in the U.S. national debt levels has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, a major rating agency lowered its long term sovereign credit rating of the U.S. government. In explaining the downgrade at that time, the rating agency cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. On August 2, 2019, following passage by Congress, the President of the United States signed the Bipartisan Budget Act of 2019, which suspends the statutory debt limit through July 31, 2021. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Although remote, it is at least theoretically possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.

Variable Rate Demand Notes

The Funds may purchase taxable or tax-exempt variable rate demand notes for short-term cash management or other investment purposes. Variable rate demand notes may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a variable demand note may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Floating Rate Securities

The Funds may purchase floating rate securities. A floating rate debt security has a rate of interest which is usually established as the sum of a base lending rate (e.g., the London Inter-Bank Offered Rate (LIBOR), the U.S. Prime Rate, the Prime Rate of a designated U.S. bank or the certificate of deposit rate) plus a specified margin. The interest rate on prime rate-based loans and securities floats periodically as the prime rate changes. The interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year. Certain floating rate securities will permit the borrower to select an interest rate reset period of up to one year. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk. See “LIBOR Risk” below for information regarding the expected elimination of LIBOR, for which floating rate securities purchased by the Fund may currently be tied.

Inverse Floaters

The Funds may purchase inverse floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Inverse floaters are typically created by a broker depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. Because inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate) the market prices of inverse floaters may be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The returns on inverse floaters may be leveraged, increasing substantially the volatility and interest rate sensitivity.

Zero-Coupon and Payment-in-Kind Bonds

The Funds may invest in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Funds are required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for a Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

LIBOR Risk

The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Risks of Investing in Fixed Income Securities

There are a number of risks generally associated with a Fund’s investments in fixed income securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of a Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Taxes. The Funds may purchase fixed income securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by the Funds and therefore is subject to the distribution requirements applicable to RICs under Subchapter M of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Interest Rate Risk. All fixed income securities are subject to interest rate risk, the risk that the value of a security may fall when interest rates rise or the risk of needing to purchase securities at lower interest rates as rates decline. If interest rates move steeply in a manner that is not anticipated by the Adviser or Sub-advisers, fixed income securities could be adversely affected and the Fund could lose money or the Fund’s yield may decrease. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly. In general, the market price of fixed income securities with longer maturities will be more greatly affected by changes in interest rates than will the market price of shorter-term fixed income securities. Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise or fall. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Risks of Investing in Lower-Rated Debt Securities

The Funds may invest in securities deemed to be below investment grade (“lower-rated” or “junk bonds”). The Core Bond Fund may invest up to 5% of its assets (measured at the time of purchase) in securities deemed to be below investment grade (“lower-rated” or “junk bonds”). If securities held by the Core Bond Fund were investment grade at the time of purchase but are subsequently downgraded to below investment grade, causing the Core Bond Fund to hold more than 5% in non-investment grade securities, the Core Bond Fund is not required to sell non-investment grade securities; however, the Core Bond Fund is prohibited from making further purchases of non-investment grade securities. Similarly, if the market value of non-investment grade securities in the Core Bond Fund exceeds 5% of the Core Bond Fund’s total assets due to market fluctuation, the Core Bond Fund is not required to sell non-investment grade securities, although it is prohibited from making further purchases of non-investment grade securities.

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect lower-rated debt securities differently from other securities. For example, the prices of lower-rated bonds have often been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated bonds and the Fund’s asset values.

Payment Expectations. Lower-rated bonds present certain risks based on payment expectations. For example, lower-rated bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation. To the extent that there is no established secondary market, there may be thin trading of lower-rated bonds, and this may impact a Sub-adviser’s ability to accurately value lower-rated bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated bonds. However, credit ratings are not absolute measures of credit quality and do not reflect all potential market risks. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Sub-adviser must monitor the issuers of lower-rated bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Risks of Investing in Distressed Companies

From time to time, the Funds may purchase the direct indebtedness of various companies (“Indebtedness”) or participation interests in Indebtedness (“Participations”), including Indebtedness and Participations of reorganizing companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the Sub-advisers consider in purchasing a particular Indebtedness. Indebtedness which represents a specific Indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. A Fund may purchase loans from national and state chartered banks as well as foreign banks, and they normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company’s Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.” Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Indebtedness and Participations may be illiquid as described below.

Asset-Backed Securities (“ABS”) and Mortgage-Related and Mortgage-Backed Securities (“MBS”)

The Funds may purchase asset-backed, mortgage-related and MBS. MBS, including collateralized mortgage obligations (“CMOs”) and certain stripped MBS, represent a participation in, or are secured by, mortgage loans. ABS are structured like MBS, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, company receivables or other assets. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or MBS depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets. Each Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting ABS is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the MBS. Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the expected rate of return.

Adjustable rate mortgage securities (“ARMs”), like traditional MBS, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate MBS, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Funds may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and ABS are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and ABS may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some mortgage-backed and ABS will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, MBS backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other ABS (including in particular the risks of issuer default and of early prepayment) are generally similar to those described for CMOs. In addition, because ABS generally do not have the benefit of a security interest in the underlying assets comparable to a mortgage, ABS present certain additional risks that are not present with MBS. The ability of an issuer of ABS to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

ABS may be collateralized by the fees earned by service providers. The values of ABS may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. For the purposes of each Fund’s concentration policy, ABS (a) do not represent interests in any particular “industry”; and (b) will be classified in a consistent manner deemed reasonable by the Fund.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”), and Other Collateralized Debt Obligations (“CDOs”). The Funds may invest in each of CBOs, CLOs, other CDOs, and other similarly structured securities. CBOs, CLOs, and CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a pool of high risk, below investment grade fixed income securities, such as high yield bonds, privately issued mortgage-related securities, commercial mortgage-related securities, trust preferred securities, or emerging market debt. A CLO is a trust typically backed by a pool of loans, which may include senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade. Other CDOs are trusts backed by other types of assets. The assets backing a CBO, CLO, or CDO trust may be referred to as “the collateral.” CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches can often be rated investment grade. CBO, CLO or other CDO tranches can experience substantial losses due to defaults, deterioration of protecting tranches, market participants’ perception of credit risk, as well as aversion to these securities generally. The risks of an investment in a CBO, CLO or other CDO often depend on the collateral securities and the particular tranche in which the Fund invests. These securities are often privately offered and not registered under securities laws. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the possibility that the quality of the collateral may decline in value or default, the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other tranches, as well as risks related to the complexity of the security and its structure.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which a Fund may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by a Fund and could cause the Fund’s net asset value to decline, potentially significantly. Considerable uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “Stripped Mortgage Securities” below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other MBS. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on tranches with more volatile cash flows are generally higher than prevailing market yields on MBS with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, a Fund may invest in various tranches of CMO bonds, including support bonds.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the Mortgage Assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the Mortgage Assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the Mortgage Assets. The yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying Mortgage Assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. A Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Government Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of MBS evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its MBS. The SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

On August 17, 2012, the U.S. Treasury announced that it was again amending the SPA to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013 and decreased by $600 million in each subsequent year through 2017. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the SPA to reinstate the $3 billion capital reserve amount.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of HERA, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae, or Freddie Mac MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of MBS issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

The FHFA recently announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain securities in which a Fund may invest. Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities, which could cause a Fund to lose value.

On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. In addition, Freddie Mac has offered investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, and are subject to greater complexity and risk of loss.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial MBS than in a pool of assets backing residential MBS hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. As a result, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities. Accordingly, stripped mortgage securities may be illiquid at certain times and a Fund may have difficulty in buying and selling such securities during such times. In general, stripped mortgage securities issued by Federal Agencies are typically more liquid than privately issued stripped mortgage securities.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

Municipal Housing Revenue Bonds. A Fund may invest in municipal housing revenue bonds, which like mortgage-backed securities are secured by a pool of mortgages. Borrowers may default on the obligations that underlie investments in Municipal Housing Revenue bonds. The resulting risk is that the impairment of the value of the collateral underlying a security in which a Fund invests may result in a reduction in the value of the security. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Forward Commitments. A Fund may enter into forward commitments, which are contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time, if a Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if a Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) mortgage purchase commitments, the unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Additionally, a Fund will segregate or earmark liquid assets for these net obligations in an amount sufficient to cover its obligations. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Although the Funds will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if a Sub-Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments. A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Sale-buyback Transactions

A Fund may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback financing transaction consists of a sale of a security by a Fund to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by a Sub-Adviser or will otherwise cover its obligations under sale-buyback transactions. Sale-buyback transactions are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”), which are agreements between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral.

Bank Loans

The Funds may invest in bank loans, including term loans and floating rate loans. The Funds may invest in loans where a company is in uncertain financial condition, where the borrower has defaulted in the payment of interest or principal or performance of its covenants or agreements, or is involved in bankruptcy proceedings, reorganizations, or financial restructurings.

A term loan is a loan that has a specified repayment schedule. A delayed draw loan is a special feature in a term loan that permits the borrower to withdraw predetermined portions of the total amount borrowed at certain times. A bridge loan is a short-term loan arrangement typically made by a borrower in anticipation of longer-term permanent financing. Most bridge loans are structured so that their interest rates rise the longer the loans remain outstanding. A letter of credit is a guarantee by a bank that the borrower’s payment to the lender will be received on time and for the correct amount. If a Fund enters into a commitment with a borrower regarding a delayed draw term loan or bridge loan, the Fund will be obligated on one or more dates in the future to lend the borrower monies (up to an aggregate stated amount) if called upon to do so by the borrower.

Floating rate loans may be senior or subordinated obligations of the borrower and may be unsecured or secured by collateral of the borrower. The proceeds of floating rate loans are used by the borrower for a variety of purposes, including financing leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and to finance internal growth.

Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede a Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle.

Inflation-Protected Securities

The Funds may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Funds may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal and, therefore, subject the Fund to counterparty risk with respect to the issuer. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is calculated by the U.S. Treasury and is currently tied to the CPI-U. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. Government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Private Investments

Private Placement and Restricted Securities. The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when a Sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Trust’s Valuation Committee will play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectuses forming a part of it, is materially inaccurate or misleading.

Redeemable Securities. Certain securities held by the Funds may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Derivatives

Some of the instruments in which the Funds may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include futures contracts, forward contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivative instruments may expose a Fund to the credit risk of the counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund potentially could lose all or a large portion of its investment in the derivative instrument.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce a Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Sub-adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Use of derivatives and other forms of leverage by a Fund may require the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio may be magnified when the Fund uses leverage. Certain derivatives may create a risk of loss greater than the amount invested.

Forward Contracts. The Funds may invest in forward contracts for speculative or hedging purposes. A forward contract involves a negotiated obligation to purchase or sell a specific asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed. Under definitions recently adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared. These changes are expected to reduce counterparty/credit risk as compared to bi-laterally negotiated contracts.

Open positions in forwards will be covered by the segregation or “earmarking” of assets determined to be liquid, and are marked to market daily, if required by the 1940 Act.

Futures Contracts and Options on Futures. The Funds may enter into futures contracts and options on futures contracts. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. There are special risks associated with entering into futures contracts and related options. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s other investments. There may be an imperfect correlation between the price movements of futures contracts and the price movements of the securities in which each Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that a Fund will be able to enter into closing transactions.

The Funds may enter into futures contracts and related options on other underlying assets or indexes, including physical commodities and indexes of physical commodities.

At any time prior to expiration of a futures contract, a Fund may seek to close the position by taking an opposite position which would typically operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that are equal to the market value of the futures contract.

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

A Fund may “cover” its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also “cover” its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may “cover” its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also “cover” its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

Equity Index Futures Risk. An equity index future is a cash-settled futures contract on the value of a particular stock market index.

The use of equity index futures involves additional risks and transaction costs that could leave a Fund in a worse position than if it had not used these instruments. Equity index futures may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in equity index futures could have a meaningful impact on performance.

Currency Futures Contracts and Options. The Funds may invest in currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Funds will not use such contracts or options for leveraging purposes. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.

Interest Rate or Financial Futures Contracts. The Funds may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by a Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Funds will deal only in standardized contracts on recognized exchanges. The exchange typically guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts may be traded in an auction environment on the floor of an exchange, such as the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through MBS, three-month United States Treasury bills, and 90-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on various international exchanges. Engaging in futures contracts on international exchanges may involve additional risks, including varying regulatory standards and supervision, fewer laws to protect investors, greater counterparty risk, greater transaction costs, greater volatility, and less liquidity, which could make it difficult for the Fund to transact.

Options. The Funds may invest in options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

Purchasing Put and Call Options. When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;
•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
•	Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options. When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
•	A call option on the same security or index with the same or lesser exercise price;
•

A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
•	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

•	Entering into a short position in the underlying security;
•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
•

Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•	Maintaining the entire exercise price in liquid securities.

Options on Securities Indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Credit Default Swaps. An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

Combined Positions. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Structured Notes. The Funds may invest in structured notes. Structured notes are securities on which the amount of principal repayment and interest payment is based on the movement of one or more specified factors. These factors may include equity indexes, a single equity security, a basket of equity securities, interest rates, referenced bonds, commodities, or foreign currencies. Some of the factors may correlate to the total rate of return on one or more underlying instruments of the notes. The value of structured notes can be significantly affected by changes in interest rates and security-specific factors. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated factor may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated factor. Structured notes can also be less liquid than other types of securities and more volatile than the reference factor(s) underlying the note. If the issuer of the note defaults, a Fund may lose money if it is not able to readily close out its investment in such notes without incurring losses. Investing in structured notes can involve counterparty risk, credit risk, interest rate risk, and market risk.

Interest Rate and Total Return Swap Agreements. The Funds may enter into interest rate swaps. The Funds may use interest rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Funds experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement. For temporary, defensive purposes only, the Funds may also engage in total return swaps, in which payments made by a Fund or a counterparty are based on the total return of a particular reference asset or assets (such as a fixed-income security, a combination of securities, or an index). The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because, in some cases, swap transactions involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

The Funds may enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid.

Credit Default Swaps. The Funds may enter into credit default swaps. A credit default swap is an agreement between a Fund and a counterparty that enables a Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, a Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Funds may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

A Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Credit default swaps involve a number of special risks. A Fund may enter into credit default swap contracts as a protection seller. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if a Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, a Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, a Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” seeks to ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. However, such segregation or “earmarking” will not limit a Fund’s exposure to loss.

The CFTC regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps). A Fund that invests in commodity interests is subject to certain CFTC regulatory requirements, including certain limits on its trading of commodity interests to qualify for certain exclusions or exemptions from registration requirements. The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), pursuant to CFTC Rule 4.5, with respect to each Fund’s operation. Therefore, the Funds and the Adviser are not subject to regulation as a commodity pool or CPO under the CEA and the Adviser is not subject to registration as a CPO. If a Fund were no longer able to claim the exclusion, the Adviser may be required to register as a CPO and the Fund and the Adviser would be subject to regulation as a commodity pool or CPO under the CEA. If a Fund or the Adviser is subject to CFTC regulation, it may incur additional expenses.

Repurchase Agreements

The Funds may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security itself. The Funds will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid investments that are assets, including such repurchase agreements.

It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan, and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser or Sub-Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, each Fund will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to it, the market value of which is equal to at least 102% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully, as such term is defined in the 1940 Act and the Rules thereunder.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A Fund typically will segregate or “earmark” assets determined to be liquid, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, a Fund may treat such transactions as bank borrowings, which would be subject to a Fund’s limitations on borrowings.

Other Investment Risks

The following risk considerations relate to investment practices undertaken by the Funds. Generally, since shares of each Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of a Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in the Funds could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. An investment in a Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program. Prospective investors should consider the following risks.

Market Risks

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security.

Other market risks that are not specifically related to an issuer of the security or other asset, or that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class that can affect value include a market’s current attitudes about type of security, general market conditions, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Local, regional, or global events such as government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the spread of infectious illness or other public health issue, recessions, natural disaster, and other events, or widespread fear that such events may occur, could have a significant impact on the Fund and its investments. Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Recent Events.

Legal, tax and regulatory changes could occur that may adversely affect the Funds and their ability to pursue their investment strategies and/or increase the costs of implementing such strategies. Government regulation may change the manner in which the Funds are regulated or affect the Funds’ expenses and/or the value of the Funds’ investments. Government regulation may change frequently and may have significant adverse consequences for the Funds or their investments.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time and may have significant adverse consequences for the Funds.

Certain political, social, and economic conditions that existed prior to the coronavirus outbreak include uncertainties regarding Federal Reserve rate setting policy, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. These conditions could still result in further market volatility and negatively affect financial asset prices and the liquidity of certain securities.

Multi-Manager and Multi-Style Management Risk

Fund performance is dependent upon the success of the Adviser and the Sub-advisers in implementing the Funds’ investment strategies in pursuit of their goals. To a significant extent, the Funds’ performance will depend of the success of the Adviser’s methodology in allocating the Funds’ assets to Sub-advisers and the selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Funds. There can be no assurance that the Adviser or Sub-advisers will be successful in this regard.

In addition, because portions of a Fund’s assets are managed by different Sub-advisers using different styles/strategies, a Fund could experience overlapping security transactions. Certain Sub-advisers may be purchasing securities at the same time that other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. The Adviser’s and the Sub-advisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or a Sub-adviser’s judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case a Fund’s value may be adversely affected.

Special Risks of Transactions in Futures Contracts

Financial futures contracts entail risks. If the Adviser’s or Sub-adviser’s judgment about the general direction of interest rates or markets is wrong, a Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. The Sub-advisers will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and indexes the movements of which will, in the Sub-advisers’ judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Sub-adviser’s ability to predict correctly movements in the direction of the market. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Sub-adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. The Funds will incur brokerage fees in connection with futures transactions. In addition, while futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures trading in light of market volatility. Among the actions that have been taken or are proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which a Fund invests. Subject to certain limitations, a Fund may enter into futures contracts on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by a Fund resulting from interest rate or market fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

The Funds may purchase or sell interest rate futures for the purpose of hedging some or all of the value of their portfolio securities against changes in prevailing interest rates or to manage their duration or effective maturity. If a Sub-adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, a Fund may sell futures contracts. If declining interest rates are anticipated, a Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

Temporary Defensive Investments

The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such period, 100% of a Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser and/or the Adviser judges that market conditions make pursuing a Fund’s investment strategies inconsistent with the best interests of its shareholders. A Sub-adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit a Fund’s losses or to create liquidity in anticipation of redemptions. When a Fund takes temporary defensive positions, it may not achieve its investment objective.

Cybersecurity Risk

The Funds and their service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser, a Sub-adviser, or other service providers (including, but not limited to, fund accountants, fund administrators, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Funds’ ability to calculate their NAV, corrupting data or preventing parties from sharing information necessary for the Funds’ operation, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Funds or the Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value.

The Funds and their service provides are also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. For instance, the global spread of COVID-19 has caused the Funds and their service providers to implement business continuity plans, including widespread use of work-from-home arrangements. While the Funds’ service providers have established business continuity plans to mitigate cybersecurity risks, there are inherent limitations in such plans and systems. Additionally, the Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. Although each Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Fund’s shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and a Fund and its shareholders may bear costs tied to these risks.

INVESTMENT RESTRICTIONS

The Funds have adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Funds. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Policies

The investment policies below have been adopted as fundamental policies for the Funds.

1.

Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom; as such statute, rules or regulations may be amended or interpreted from time to time.

2.

Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom; as such statute, rules or regulations may be amended or interpreted from time to time.

3.

No Fund may issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.

No Fund may concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Funds may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

5.

Each Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.

Each Fund may purchase securities of an issuer, except if such purchase is inconsistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7.

Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Municipal Bond Fund shall:

1.

Under normal market conditions, invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in municipal securities of any maturity or duration whose interest is exempt from federal income tax.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

BORROWING. The 1940 Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a Fund’s investment restriction.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of a Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance.

DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a Fund. For purposes of each Fund’s diversification policy, the identification of the issuer of a security may be determined in any reasonable manner, consistent with SEC guidance.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have the fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in commodities and real estate. However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by vote of the Board.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Non-Fundamental Policies

The Funds observe the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1.

Each Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets), provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

2.

Each Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (including the loan collateral) would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

3.

Each Fund may not purchase an investment if, as a result, more than 15% of the value of its net assets would be invested in illiquid investments (as such term is defined in Rule 22e-4 of the 1940 Act). Rule 22e-4 defines an “illiquid investment” to mean any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Rule.

4.

Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Funds from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5.

Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

In addition:

1.

Under normal circumstances, the Core Bond Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities and other instruments, such as derivatives and certain investment companies, with economic characteristics similar to fixed income securities.

2.

Under normal circumstances, the Core Plus Bond Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities of any maturity or duration and other instruments, such as derivatives, with economic characteristics similar to fixed income securities, and certain investment companies that seek to track the performance of fixed income securities.

3.

Under normal circumstances, the Large Cap Growth Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies that seek to track the performance of securities of large capitalization companies.

4.

Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies, that seek to track the performance of securities of large capitalization companies.

5.

Under normal circumstances, the Small/Mid Cap Growth Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies, that seek to track the performance of securities of small and mid-capitalization companies.

6.

Under normal circumstances, the Small/Mid Cap Value Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies, that seek to track the performance of securities of small and mid-capitalization companies.

7.

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities and other instruments, such as derivative instruments, with economic characteristics similar to equity securities, and certain investment companies that seek to track the performance of equity securities.

Except with respect to borrowing, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. A Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act. With respect to the limitation on illiquid investments, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid investments back within the limitations as soon as reasonably practicable.

PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Funds may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Funds and a possible increase in short-term capital gains or losses. The Funds’ annual portfolio turnover rates for the last five years will be included in the “Financial Highlights” section of the Funds’ prospectus.

The following table sets forth the portfolio turnover rates of Funds as of the two most recently completed fiscal years ended June 30, 2019 and June 30, 2020.

	Fiscal Year Ended June 30, 2019	Fiscal Year Ended June 30, 2020
Core Bond Fund	153%	137%
Core Plus Bond Fund	242%	164%
Municipal Bond Fund	42%	41%
Large Cap Growth Fund	31%	42%
Large Cap Value Fund	24%	36%*
Small/Mid Cap Growth Fund	23%	65%
Small/Mid Cap Value Fund	38%	50%
International Equity Fund	16%	36%

* On May 13, 2020, as part of a capital contribution in-kind, the Large Cap Value Fund received securities with a fair value of $1,117,108,672 in exchange for 103,149,462 shares of the Fund. The received securities are not included in the portfolio turnover rate.

The main drivers for the difference in the Core Plus Bond Fund’s portfolio turnover rate for the fiscal year ended June 30, 2020 compared to the fiscal year ended June 30, 2019 was lower allocation to high-turnover sectors, such as U.S. Government bonds, and fewer transactions in Treasury securities. This resulted in a lower portfolio turnover rate in the fiscal year ended June 30, 2020.

A main driver for the difference in the Large Cap Growth Fund’s portfolio turnover rate for the fiscal year ended June 30, 2020 compared to the fiscal year ended June 30, 2019 was an increase in market volatility in the fiscal year ended June 30, 2020. This resulted in a higher portfolio turnover rate in the fiscal year ended June 30, 2020.

The main drivers for the difference in the Large Cap Value Fund’s portfolio turnover rate for the fiscal year ended June 30, 2020 compared to the fiscal year ended June 30, 2019 were an increase in market volatility and trading as a result of the addition of two new sub-advisers of the Fund, LSV and T. Rowe Price, effective May 4, 2020. This resulted in a higher portfolio turnover rate in the fiscal year ended June 30, 2020.

A main driver for the difference in the Small/Mid Cap Growth Fund’s portfolio turnover rate for the fiscal year ended June 30, 2020 compared to the fiscal year ended June 30, 2019 was trading as a result of the removal of ClearBridge Investments, LLC, as a subadviser of the Fund effective June 8, 2020. ClearBridge was replaced by Artisan Partners as a subadviser of the Fund. This resulted in a higher portfolio turnover rate in the fiscal year ended June 30, 2020.

A main driver for the difference in the Small/Mid Cap Value Fund’s portfolio turnover rate for the fiscal year ended June 30, 2020 compared to the fiscal year ended June 30, 2019 was trading as a result of the reallocation of Fund assets amongst certain existing subadvisers of the Fund after the removal of Advisory Research, Inc., as a subadviser of the Fund effective May 11, 2020. This resulted in a higher portfolio turnover rate in the fiscal year ended June 30, 2020.

A main driver for the difference in the International Equity Fund’s portfolio turnover rate for the fiscal year ended June 30, 2020 compared to the fiscal year ended June 30, 2019 was trading as a result of the reallocation of Fund assets amongst certain existing subadvisers of the Fund after the removal of Manning & Napier Advisors, LLC, as a subadviser of the Fund effective October 25, 2019. This resulted in a higher portfolio turnover rate in the fiscal year ended June 30, 2020.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of the holdings of the Funds. The policy was developed in consultation with the Adviser and has been adopted by the Adviser. Information about a Fund’s holdings will not be distributed to any third party except in accordance with this policy. The Board considered the circumstances under which a Fund’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, the principal underwriter or any other affiliated person of the Fund. After due consideration, the Board determined that, when approved by the Trust’s CCO, the Funds have a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Funds. Pursuant to the policy, the Trust’s CCO is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ holdings by (1) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy. The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semiannual Report to shareholders and in the quarterly holdings report on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov. The Funds may provide complete portfolio holdings at the same time reports are filed with the SEC.

In the event of a conflict between the interests of the Funds and the interests of the Adviser or an affiliated person of the Adviser, the Adviser’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO, the Trust’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the Adviser, the Sub-advisers, the fund administrator (“Administrator”), the fund accountant, the custodian (the “Custodian”), the transfer agent (the “Transfer Agent”), pricing vendors, proxy voting service providers, auditors, counsel to the Funds or the Trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities.

Holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when a Fund has a legitimate business purpose and when the third-party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. The Funds may disclose portfolio holdings to transition managers, provided that the relevant Fund or the Adviser has entered into a non-disclosure or confidentiality agreement with the transition manager.

In no event shall the Adviser, its affiliates or employees, the Funds, or any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ holdings.

There can be no assurance that the policy and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

From time to time, the Adviser may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website. Shareholders can access the Funds’ website at www.bridgebuildermutualfunds.com for additional information about the Funds, including, without limitation, the periodic disclosure of its portfolio holdings.

The Funds may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Funds or their portfolio holdings if certain conditions are met. The information must be for legitimate business purposes and must be deemed to be non-material non-public information based on a good faith review of the particular facts and circumstances. Examples of such non-material non-public information may include, but are not limited to, the following types of information: allocation of a Fund’s portfolio securities and other investments among various asset classes, sectors, industries, market capitalizations, countries and regions; the characteristics of the stock or fixed income components and other investments of a Fund; the attribution of a Fund’s returns by asset class, sector, industry, market capitalization, country and region; certain volatility characteristics of a Fund; certain valuation metrics of a Fund (such as average price to earnings ratio and average earnings growth); and maturity and credit quality statistics for a Fund’s fixed income holdings. From time to time, the Adviser may make these additional disclosures on the Funds’ website. Shareholders can access the Funds’ website at www.bridgebuildermutualfunds.com.

TRUSTEES AND EXECUTIVE OFFICERS

The Board oversees the overall management of the Trust, including general oversight of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each of its separate series, including the Funds. The current Trustees and officers of the Trust, their year of birth, position with the Trust, term of office with the Trust and length of time served, and their principal occupation and other directorships for the past five years are set forth below.

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Jean E. Carter (Born: 1957) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Director of Investment Management Group for Russell Investment Group (1982-2005).	9	Trustee, Brandes U.S. registered mutual funds (2008-2020), eight funds as of December 31, 2019.
Janice L. Innis-Thompson (Born: 1966) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Senior Vice President, Legal Operations & Corporate Litigation, Nationwide Mutual Insurance Company (Since October 2020); Chief Compliance & Ethics Officer, Samsung Electronics America (2017-October 2020); Senior Vice President, Chief Compliance & Ethics Officer, TIAA-CREF (2006-2016).	9	None.

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Michelle M. Keeley (Born: 1964) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since August 2015	Retired; Executive Vice President, Ameriprise Financial Services, Inc. (2002-2010).	9	Independent Director, American Equity Life Holding Company; Independent Director, Federal Home Loan Bank of Des Moines.
William N. Scheffel (Born: 1953) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Executive Vice President, Chief Financial Officer and Treasurer, Centene Corporation (healthcare services) (2003-2016).	9	None.
John M. Tesoro (Born: 1952) 12555 Manchester Road St. Louis, MO 63131	Lead Independent Trustee	Indefinite Term; Since Inception	Retired; Partner, KPMG LLP (2002-2012).	9	Director, Teton Advisors, Inc. (registered investment adviser). Independent Trustee, BBH Trust (seven U.S. mutual funds).
Interested Trustees of the Trust(2)
William E. Fiala (Born: 1967) 12555 Manchester Road St. Louis, MO 63131	Chair and Trustee	Indefinite Term; Chair Since January 2020; Trustee Since Inception	Principal, Edward Jones and General Partner, The Jones Financial Companies, LLLP (1994 - Present).	9	None.

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Merry L. Mosbacher (Born: 1958) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since January 2020	Subordinated Limited Partner, The Jones Financial Companies, LLLP (since 2020); Principal, Edward Jones, and General Partner, The Jones Financial Companies, LLLP (1986-2019); Associate, Edward Jones (1982-1985).	9	None.
Officers of the Trust
Julius A. Drelick III (Born: 1966) 12555 Manchester Road St. Louis, Mo 63131	President	Indefinite Term; Since August 2019	Director of Fund Administration and Strategic Projects, Edward Jones (since 2016); Previously, Vice President of the Trust (2017-2019); Senior Vice President and Chief Compliance Officer, Voya Investment Management, LLC (2013-2016); Vice President, Head of Mutual Fund Product Development and Strategic Planning, Voya Investment Management, LLC (2007-2013).	N/A	N/A
Aaron J. Masek (Born: 1974) 12555 Manchester Road St. Louis, MO 63131	Treasurer	Indefinite Term; Since July, 2016	Director, Finance, Edward Jones (since 2015); Vice President and Treasurer, AQR Funds (2010-2015).	N/A	N/A
Paul W. Felsch (Born: 1982) 12555 Manchester Road St. Louis, MO 63131	Chief Compliance Officer and Vice President	Indefinite Term; Since January 2020	Senior Compliance Counsel, Edward Jones (since December 2016); Associate Compliance Counsel, Edward Jones (December 2013-November 2016).	N/A	N/A

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Helge K. Lee (Born: 1946) 12555 Manchester Road St. Louis, MO 63131	Secretary	Indefinite Term; Since July 2016	Associate General Counsel, Edward Jones (since 2014); Special Counsel, Godfrey & Kahn (2005-2014).	N/A	N/A
Evan S. Posner (Born: 1979) 12555 Manchester Road St. Louis, MO 63131	Assistant Secretary	Indefinite Term; Since February 2019	Associate General Counsel at Edward Jones (since 2018); Previously, Vice President, Counsel at Voya Investment Management (2012 – 2018).	N/A	N/A
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)

Mr. Fiala and Mrs. Mosbacher are “interested persons” of the Trust as defined by the 1940 Act by virtue of the fact that they are affiliated persons of the Adviser’s parent company, The Jones Financial Companies, L.L.L.P.

(3)

The “Fund Complex” is comprised of each series offered by the Trust, one of which is offered in a separate registration statement, and the Edward Jones Money Market Fund. No Trustee oversees, nor receives compensation from, the Edward Jones Money Market Fund, which is advised by Passport Research, Ltd., an affiliate of the Adviser.

Additional Information Concerning the Board of Trustees

The Role of the Board. The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, each of the Sub-advisers, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of which is discussed in greater detail in this SAI. The Board has appointed various senior employees of the Adviser as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters.

In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal Board Meetings which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, a Governance and Nominating Committee and an Audit Committee (which also serves as the Qualified Legal Compliance Committee (“QLCC”)), which are discussed in greater detail below. At least a majority of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Chairman of the Board is an Interested

Trustee. The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a senior employee of the Adviser as the President of the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Interested Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

John M. Tesoro, an Independent Trustee, serves as the Lead Independent Trustee of the Trust. In his role as Lead Independent Trustee, Mr. Tesoro, among other things: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Trustees and management, and among the Independent Trustees; and (v) has such other responsibilities as the Board or Independent Trustees determine from time to time.

Janice Innis-Thompson, an Independent Trustee, serves as Chair of the Governance and Nominating Committee of the Trust. The Governance and Nominating Committee is comprised of all the Independent Trustees. As set forth in its charter, the Governance and Nominating Committee assists the Board in fulfilling its governance-related responsibilities, including making recommendations regarding the Board’s size, composition, leadership structure, committees, compensation, retirement and self-assessment, among other things. The Governance and Nominating Committee makes recommendations regarding nominations for Independent Trustees and will consider candidates suggested by shareholders sent to the attention of the President of the Trust in writing together with the appropriate biographical information concerning each such proposed candidate. Such submissions by shareholders must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to be considered by the Governance and Nominating Committee, such nominations, together with all required biographical information, any information required to be disclosed about a candidate in a Trust proxy statement or other regulatory filing for the election of Trustees, and any other information requested by the Governance and Nominating Committee that it deems reasonable to its evaluation of the candidate, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days prior to the shareholder meeting at which any such nominee would be voted on. Submission of a Trustee candidate recommendation by a shareholder does not guarantee such candidate will be nominated as a Trustee.

The Governance and Nominating Committee will identify and screen Independent Trustee candidates for nomination and appointment to the Board and submit final recommendations to the full Board for approval. In doing so, the Governance and Nominating Committee shall take into account such factors as it considers relevant, including without limitation, educational background, strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint, industry knowledge, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business and understanding of business and financial matters generally. No one factor is controlling, either with respect to the group or any individual.

In addition to the above, each candidate must: (i) display the highest personal and professional ethics, integrity and values; (ii) have the ability to exercise sound business judgment; (iii) be highly accomplished in his or her respective field; (iv) have relevant expertise and experience; (v) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (vi) have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business. The Governance and Nominating Committee met three times during the fiscal period ended June 30, 2020.

William N. Scheffel, an Independent Trustee, serves as Chair of the Audit Committee of the Trust. The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee meets twice a year or more frequently as circumstances dictate. The function of the Audit Committee, with respect to each series of the Trust, is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Trust, including by providing independent and objective oversight over the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm retained by the Trust (the “independent auditors”). The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management and the Board. As part of the Audit Committee, the function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The Audit Committee met twice during the fiscal period ended June 30, 2020.

The Board has delegated day-to-day valuation issues to a Valuation Committee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, acting pursuant to the procedures approved by the Board, and the actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee typically meets on a monthly basis and more frequently as necessary.

Board Oversight of Risk Management. As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets quarterly, and otherwise as needed, with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for a Fund to bear certain risks (such as investment-related risks) to achieve the Fund’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information about Each of the Trustee’s Qualifications, Experience, Attributes or Skills. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience.

Mr. Fiala has significant financial services and mutual fund experience as a Principal of Edward Jones. He currently leads the Advice and Guidance team within the firm’s Client Strategies Group. He has also served as Director of Portfolio Solutions and Director of Research. Mr. Fiala served as Co-Chair of Edward Jones’ Investment Policy Committee for eight years and holds a CFA designation.

Ms. Mosbacher has significant financial services and mutual fund experience as a Principal of Edward Jones for over 33 years. She has served as a Principal in the following areas at Edward Jones: Branch Team Inclusion & Diversity; Packaged Products Strategy; Insurance & Annuity Products; and Investment Banking. She also has experience as a director on several non-profit boards and the Insured Retirement Institute.

Ms. Carter has significant investment advisory experience as a senior executive of Russell Investment Group, serving as a managing director, member of the corporate operating committee and a member of the investment management group’s fund strategy committee. She joined Russell Investment Group in 1982. Ms. Carter has also served as an Independent Trustee on the board of another investment company, which consisted of eight series in its trust. She is a previous Chair of that board. These positions over the course of 23 years involved oversight of over 140 funds and the development of a mutual fund business joint venture.

Ms. Innis-Thompson is an attorney with significant legal and securities compliance experience in both the public and private sectors. Since 2017, she has served as the Chief Compliance and Ethics Officer of Samsung Electronics America. Previously, she served as a Senior Vice President and Chief Compliance and Ethics Officer at TIAA-CREF and as Chief Compliance Counsel at two large public companies.

Ms. Keeley has significant financial services and mutual fund experience as an executive vice president for Ameriprise Financial Services, Inc. where she was responsible for managerial oversight for fixed income portfolio management, research and trading as well as the value and mid-cap growth equity portfolio management and research teams. As an Executive Vice President at Ameriprise, Ms. Keeley also served on the Balance Sheet Management Committee and Capital Markets Committee. She has over 20 years of experience in the mutual fund industry. Ms. Keeley also has experience as a director on several corporate and non-profit boards, including currently serving as a director of American Equity Life Holding Company, the Federal Home Loan Bank of Des Moines (“FHLB”) and Graywolf Press. She also serves as on the Risk and Investment Committees of the board of directors of American Equity Life Holding Company and as Chair of the FHLB Board’s Human Resources and Compensation Committee. Ms. Keeley previously served as Chair of the FHLB Board’s Finance and Planning Committee.

Mr. Scheffel has significant corporate and accounting experience, formerly serving as Executive Vice President, Chief Financial Officer, and Treasurer at a Fortune 500 managed care company. In these roles, he was responsible for SEC-reporting and various financial, tax, and treasury functions. Previously, he worked in public accounting for 28 years and served as Audit Partner for over 15 years at two Big Five (now Four) accounting firms. Mr. Scheffel has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Scheffel’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.

Mr. Tesoro has extensive experience in internal control and risk assessments, including compliance issues related to the Investment Company and Investment Advisers Acts of 1940. He worked in public accounting for 38 years, primarily auditing mutual funds and registered investment advisers. From 1995-2002, he was the Partner-in-Charge of Arthur Andersen LLP’s US Investment Management Industry Program. Mr. Tesoro joined KPMG LLP in 2002 as a partner and continued to work with numerous financial institutions. Mr. Tesoro serves as a Director and Audit Committee Chair for Teton Advisors, Inc. (investment adviser to mutual funds and separate institutional accounts), as well as an Independent Trustee and Audit Committee Chair on the Board of Trustees of the BBH Trust (a mutual fund complex). He also serves as a trustee on the Board of Catholic Charities, Diocese of Trenton, New Jersey. Mr. Tesoro has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Tesoro’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.

Trustee Ownership of Portfolio Shares

The following table provides information, as of December 31, 2019, regarding the dollar range of beneficial ownership by each Trustee in each series of the Trust. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund	Aggregate Ownership in the Family of Investment Companies(1)
Jean E. Carter	$10,001- $50,000	None	None	$10,001- $50,000	$10,001- $50,000	None	$50,001- $100,000	$50,001- $100,000	Over $100,000
Janice L. Innis-Thompson	$1-$10,000	$50,001- $100,000	$1- $10,000	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	$50,001- $100,000	$10,001- $50,000	Over $100,000
Michelle M. Keeley	None	None	None	$50,001- $100,000	$50,001- $100,000	$10,001- $50,000	$10,001- $50,000	None	Over $100,000
William N. Scheffel	$10,001- $50,000	None	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000
John M. Tesoro	$50,001- $100,000	None	None	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	Over $100,000
Merry L. Mosbacher	$50,001- $100,000	$50,001- $100,000	Over $100,000	$10,001- $50,000	$50,001- $100,000	$10,001- $50,000	$50,001- $100,000	$10,001- $50,000	Over $100,000
William E. Fiala	Over $100,000	None	None	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	Over $100,000
(1)	The family of investment companies includes all series of the Bridge Builder Trust, one of which is offered by a separate registration statement.

Compensation

Independent Trustees each receive an annual retainer and fees for Board meeting attendance. In addition, each Committee Chair and Lead Independent Trustee receives an additional annual retainer. This compensation will be allocated among the various series comprising the Trust based on the net assets of each series. Independent Trustees receive additional fees from the applicable series for any special meetings at rates assessed by the Trustees depending on whether in-person attendance is required. All Trustees are reimbursed for expenses in connection with each board meeting attended, which reimbursement is allocated among applicable series of the Trust. The Trust has no pension or retirement plan. Set forth below is the compensation earned by the following Independent Trustees for the fiscal year ending June 30, 2020.

Name of Person/Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2) Paid to Trustees
Jean E. Carter, Independent Trustee	$246,000	N/A	N/A	$246,000
Janice L. Innis-Thompson, Independent Trustee	$256,000	N/A	N/A	$256,000
Michelle M. Keeley, Independent Trustee	$246,000	N/A	N/A	$246,000
William N. Scheffel, Independent Trustee	$256,000	N/A	N/A	$256,000
John M. Tesoro, Independent Trustee	$256,000	N/A	N/A	$256,000
William E. Fiala, Interested Trustee(1)	None	N/A	N/A	None
Merry L. Mosbacher, Interested Trustee(1)	None	N/A	N/A	None

(1)	The Interested Trustees do not receive compensation from the Trust for their service as Trustees.
(2)

The “Fund Complex” is comprised of each series offered by the Trust, one of which is offered in a separate registration statement, and the Edward Jones Money Market Fund. No Trustee oversees, nor receives compensation from, the Edward Jones Money Market Fund, which is advised by Passport Research, Ltd., an affiliate of the Adviser.

Code of Ethics

The Trust, the Adviser, the Sub-advisers, and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, the Sub-advisers and the principal underwriter to invest in securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser, which, in turn, has delegated such responsibility to the Sub-advisers. Each Sub-adviser will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix B to this SAI. Information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained (1) without charge, upon request, by calling 1-855-823-3611 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shares. The control person of the Adviser, is The Jones Financial Companies, a Missouri L.L.L.P.

As of September 30, 2020, the Trustees and officers as a group owned less than 1% of each Fund’s outstanding shares. As of September 30, 2020, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Bridge Builder Core Bond Fund

Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.9978%	Record

Bridge Builder Core Plus Bond Fund

Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.9997%	Record

Bridge Builder Municipal Bond Fund

Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.9998%	Record

Bridge Builder Large Cap Growth Fund

Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.9963%	Record

Bridge Builder Large Cap Value Fund

Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.9969%	Record

Bridge Builder Small/Mid Cap Growth Fund

Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.9909%	Record

Bridge Builder Small/Mid Cap Value Fund

Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.9903%	Record

Bridge Builder International Equity Fund

Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.9986%	Record

THE FUNDS’ INVESTMENT TEAMS

Olive Street Investment Advisers, LLC (the “Adviser”), 12555 Manchester Road, St. Louis, MO 63131, acts as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Jones Financial Companies, L.L.L.P. controls the Adviser. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Funds’ investments.

The Adviser shall (i) provide the Trust through investment Sub-advisers with such investment research, advice and supervision as the Trust may from time to time consider necessary for the proper management of the assets of the Funds, (ii) furnish continuously an investment program for the Funds, and (iii) determine from time to time which securities or other investments shall be purchased, sold or exchanged for the Funds, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive an investment management fee from the Funds as follows:

Fund	Annual Management Fee
(calculated daily and paid monthly)
Bridge Builder Core Bond Fund	0.32%
Bridge Builder Core Plus Bond Fund	0.36%
Bridge Builder Municipal Bond Fund	0.36%
Bridge Builder Large Cap Growth Fund	0.44%
Bridge Builder Large Cap Value Fund	0.44%
Bridge Builder Small/Mid Cap Growth Fund	0.64%
Bridge Builder Small/Mid Cap Value Fund	0.64%
Bridge Builder International Equity Fund	0.60%

With respect to each Fund, the Adviser has contractually agreed to waive its management fees through at least October 28, 2021, to the extent management fees to be paid to the Adviser exceed the aggregate management fees payable by a Fund to the Fund’s Sub-advisers.

After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Funds), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to an operating expense limitation agreement between the Adviser and the Funds, the Adviser has contractually agreed to waive its fees and/or reimburse Fund expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes and extraordinary or non-routine expenses) to the extent necessary to limit a Fund’s total annual fund operating expenses after fee waivers and/or expense reimbursements to the amount shown below (“Expense Cap”):

Fund	Expense Cap
(as a percentage of average daily net assets)
Bridge Builder Core Bond Fund	0.48%
Bridge Builder Core Plus Bond Fund	0.42%
Bridge Builder Municipal Bond Fund	0.48%
Bridge Builder Large Cap Growth Fund	0.51%
Bridge Builder Large Cap Value Fund	0.51%
Bridge Builder Small/Mid Cap Growth Fund	0.73%
Bridge Builder Small/Mid Cap Value Fund	0.73%
Bridge Builder International Equity Fund	0.67%

Any payment of expenses made by the Adviser is subject to reimbursement by a Fund if requested by the Adviser. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Expense Cap. The Adviser is permitted to be reimbursed for expense payments it made in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of expenses.

Under the Advisory Agreement, for the purposes of compensation payable to each Sub-adviser, each Fund will be deemed to have paid the Adviser, and the Adviser will be deemed to have received an amount,

equal to any advisory fee payment made by a Fund directly to a Sub-adviser under a Sub-advisory Agreement. For the fiscal years ended June 30, 2018, 2019, and 2020, the management fees payable by the Funds, the amounts waived by the Adviser, the net fees paid to the Adviser, the advisory fees paid to the Funds’ Sub-advisers and the advisory fees retained by the Adviser were as follows:

		2018	2019	2020
Core Bond Fund	Fees Accrued	$46,734,950	$50,291,945	$48,358,196
	Fees Waived	$29,997,388	$32,497,044	$31,247,469
	Net Advisory Fee Paid	$16,737,562	$17,794,901	$17,110,727
	Advisory Fees Paid to Sub-advisers	$16,737,562	$17,794,901	$17,110,727
	Advisory Fees Retained by Adviser	$0	$0	$0
Core Plus Bond Fund	Fees Accrued	$28,060,507	$55,046,741	$67,722,240
	Fees Waived	$17,179,797	$34,517,773	$43,177,822
	Net Advisory Fee Paid	$10,880,710	$20,528,968	$24,544,418
	Advisory Fees Paid to Sub-advisers	$10,880,710	$20,528,968	$24,544,418
	Advisory Fees Retained by Adviser	$0	$0	$0
Municipal Bond Fund	Fees Accrued	$10,907,495	$15,503,504	$21,458,496
	Fees Waived	$6,153,744	$9,278,655	$13,055,766
	Net Advisory Fee Paid	$4,753,751	$6,224,849	$8,402,730
	Advisory Fees Paid to Sub-advisers	$4,753,751	$6,224,849	$8,402,730
	Advisory Fees Retained by Adviser	$0	$0	$0
Large Cap Growth Fund	Fees Accrued	$22,964,464	$28,353,761	$34,600,282
	Fees Waived	$11,696,923	$15,205,355	$19,023,486
	Net Advisory Fee Paid	$11,267,541	$13,148,406	$15,576,796
	Advisory Fees Paid to Sub-advisers	$11,267,541	$13,148,406	$15,576,796
	Advisory Fees Retained by Adviser	$0	$0	$0
Large Cap Value Fund	Fees Accrued	$26,626,247	$34,998,124	$42,510,968
	Fees Waived	$11,911,316	$16,738,785	$20,994,013
	Net Advisory Fee Paid	$14,714,931	$18,259,339	$21,516,955
	Advisory Fees Paid to Sub-advisers	$14,714,931	$18,259,339	$21,516,955
	Advisory Fees Retained by Adviser	$0	$0	$0
Small/Mid Cap Growth Fund	Fees Accrued	$19,276,285	$23,657,392	$26,577,251
	Fees Waived	$8,042,164	$10,051,367	$11,728,675
	Net Advisory Fee Paid	$11,234,121	$13,606,025	$14,848,576
	Advisory Fees Paid to Sub-advisers	$11,234,121	$13,606,025	$14,848,576
	Advisory Fees Retained by Adviser	$0	$0	$0

Small/Mid Cap Value Fund	Fees Accrued	$23,728,544	$28,441,421	$31,687,745
	Fees Waived	$8,398,599	$10,391,134	$11,935,192
	Net Advisory Fee Paid	$15,329,945	$18,050,287	$19,752,553
	Advisory Fees Paid to Sub-advisers	$15,329,945	$18,050,287	$19,752,553
	Advisory Fees Retained by Adviser	$0	$0	$0
International Equity Fund	Fees Accrued	$39,386,415	$53,055,436	$68,365,123
	Fees Waived	$17,598,726	$24,983,572	$33,928,594
	Net Advisory Fee Paid	$21,787,689	$28,071,864	$34,436,529
	Net Advisory Fees Paid to Sub-advisers	$21,787,689	$28,071,864	$34,436,529
	Advisory Fees Retained by Adviser	$0	$0	$0

Under certain circumstances, the Adviser may engage one or more third-party transition management service providers to execute transactions on behalf of a Fund where the Adviser has allocated a portion of the Fund’s assets away from a particular Sub-adviser, but the Board has not yet approved an advisory agreement with a replacement Sub-adviser or such replacement Sub-adviser has not yet begun managing Fund assets. During such time, the Adviser will instruct the transition manager(s) as to what transactions to effect on behalf of a Fund’s portfolio. The duration of any such transition management services will be determined by the Adviser’s ability to identify an appropriate replacement Sub-adviser and when such replacement Sub-adviser can begin managing Fund assets.

Reliance on Manager of Managers Order

The Adviser and the Trust have obtained an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board of Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s Sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any Sub-adviser that is affiliated with the Adviser. The adoption of the Manager of Managers Structure by the Funds also requires prior shareholder approval. Such approval was obtained for each Fund from its initial shareholder. Thus, each Fund is currently operating under the Manager of Managers Structure. The exemptive order provides that amounts payable by each Fund to its Sub-advisers under the Funds’ sub-advisory agreements need not be disclosed to shareholders.

The Manager of Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to Sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager of Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to Sub-advisers or material changes to sub-advisory agreements within 90 days of the change.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential Sub-advisers or their affiliates, which may create a conflict of interest. However, in making recommendations to the Board to appoint or to change a Sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the Sub-adviser’s investment process, risk management, and historical performance with the goal of retaining Sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle. The Adviser does not consider any other relationship it or its affiliates may have with a Sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a Sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a Sub-adviser, or to change the terms of a sub-advisory agreement.

The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee the Sub-advisers and recommend their hiring, termination and replacement to the Board.

The Sub-advisers

Each Sub-adviser has agreed to furnish continuously an investment program for its assigned portion of each Fund that it sub-advises and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of a Fund shall be held in various securities, cash or other investments. In this connection, each Sub-adviser shall provide the Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the Sub-adviser’s management of each Fund’s assets. Each Sub-adviser shall carry out its responsibilities in compliance with: (a) each Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-advisers in writing, and (c) applicable law and related regulations.

For the fiscal periods shown below, the respective Fund paid the Sub-advisers the following aggregate fees:

Fund	2018	2019	2020
Core Bond Fund	$16,737,562	$17,794,901	$17,110,727
Core Plus Bond Fund	$10,880,710	$20,528,968	$24,544,418
Municipal Bond Fund	$4,753,751	$6,224,849	$8,402,730
Large Cap Growth Fund	$11,267,541	$13,148,406	$15,576,796
Large Cap Value Fund	$14,714,931	$18,259,339	$21,516,955
Small/Mid Cap Growth Fund	$11,234,121	$13,606,025	$14,848,576
Small/Mid Cap Value Fund	$15,329,945	$18,050,287	$19,752,553
International Equity Fund	$21,787,689	$28,071,864	$34,436,529

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interest, and any ownership of securities in the Funds for which he or she sub-advises. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Core Bond Fund

Robert W. Baird & Co., Inc. (“Baird”), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-advisory Agreement with the Adviser. Baird is 94% indirectly employee owned with the remaining 6% owned by The Northwestern Mutual Life Insurance Company. For its services as a Sub-adviser, Baird is entitled to receive a fee from the Core Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Mary Ellen Stanek, CFA	10	$71.6 billion	3	$873 million	140	$21.6 billion
Charles B. Groeschell	10	$71.6 billion	3	$873 million	140	$21.6 billion
Warren D. Pierson, CFA	10	$71.6 billion	3	$873 million	140	$21.6 billion
Jay E. Schwister, CFA	10	$71.6 billion	3	$873 million	140	$21.6 billion
M. Sharon deGuzman	10	$71.6 billion	3	$873 million	140	$21.6 billion
Meghan H. Dean, CFA	10	$71.6 billion	3	$873 million	140	$21.6 billion
Jeffrey L. Schrom, CFA	10	$71.6 billion	3	$873 million	140	$21.6 billion
Daniel A. Tranchita, CFA	10	$71.6 billion	3	$873 million	140	$21.6 billion

Accounts Subject to Performance Fees
Mary Ellen Stanek, CFA	0	$0	0	$0	1	$1.4 billion
Charles B. Groeschell	0	$0	0	$0	1	$1.4 billion
Warren D. Pierson, CFA	0	$0	0	$0	1	$1.4 billion
Jay E. Schwister, CFA	0	$0	0	$0	1	$1.4 billion
M. Sharon de Guzman	0	$0	0	$0	1	$1.4 billion
Meghan H. Dean, CFA	0	$0	0	$0	1	$1.4 billion
Jeffrey L. Schrom, CFA	0	$0	0	$0	1	$1.4 billion
Daniel A. Tranchita, CFA	0	$0	0	$0	1	$1.4 billion

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. The portfolio management team manages money for the Baird Funds, Baird and other direct separate account relationships.

Baird manages potential conflicts of interest between a mutual fund it manages and other types of accounts through formal trade allocation policies and oversight by Baird’s investment management department and compliance department.

Allocation policies are designed to address potential conflicts of interest in situations where two or more mutual funds and/or other accounts participate in investment transactions involving the same securities. Potential conflicts of interest that might arise from managing multiple portfolios are lessened by ensuring that equitable treatment of advisory clients both in priority of execution of orders and in the allocation of price (and commission, if applicable for situations other than step-outs and directed brokerage arrangements) is obtained in the execution of aggregated orders for the accounts of two or more advisory clients.

Compensation. Baird’s portfolio managers are compensated through a base salary and an annual incentive bonus. A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager’s bonus is determined primarily by investment performance of the accounts, including the Fund, and the revenues and overall profitability of Baird. Before-tax performance is measured relative to the appropriate benchmark’s long and short-term performance, measured on a one-three-five-year and since inception basis as applicable, with greater weight given to long-term performance. Portfolio managers may own and may be offered an opportunity to purchase or sell common stock in Baird’s parent company, Baird Financial Corporation. Portfolio managers may also own and may be offered an opportunity to purchase or sell shares in private equity offerings sponsored by Baird.

J.P. Morgan Investment Management Inc., 277 Park Avenue, New York, New York 10172 (“JPMIM”) is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-advisory Agreement with the Adviser. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. For its services as a Sub-adviser, JPMIM is entitled to receive a fee from the Core Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s) *	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Richard Figuly	21	$60.06 billion	11	$15.37 billion	14	$3.79 billion
Justin Rucker	14	$42.99 billion	7	$12.72 billion	22	$5.49 billion
Accounts Subject to Performance Fees
Richard Figuly	0	$0	0	$0	1	$922.7 million
Justin Rucker	0	$0	0	$0	1	$922.7 million

* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the JPMIM’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMIM and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMIM and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMIM and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM and/or its affiliates or its clients.

JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMIM’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time.

One example of a policy design to achieve fair and equitable allocation of investment opportunities is that orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMIM’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed income area, are sales to meet redemption deadlines or orders related to less liquid assets.

If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMIM attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.

Compensation. JPMIM’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMIM uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMIM’s compliance, risk and regulatory procedures.

Feedback from JPMIM’s risk and control professionals is considered in assessing performance.

JPMIM maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMorgan Chase & Co. Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other funds available in the plan or can take the form of RSUs.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111 is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. Loomis Sayles is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a wholly-owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendes France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendes France, 75013 Paris, France. For its services as a Sub-adviser, Loomis Sayles is entitled to receive a fee from the Core Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Lynne A. Royer	1	$1.2 billion	8	$1.7 billion	26	$10.3 billion
Accounts Subject to Performance Fees
Lynne A. Royer	0	$0	0	$0	2	$1.9 billion

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements.” These conflicts are managed under Loomis Sayles’ Brokerage Allocation Policies and Procedures.

Compensation. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan and a defined benefit plan to all employees hired before May 3, 2003. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles. The external benchmark used for the investment style utilized for the Fund is the Barclays U.S. Aggregate Index.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers.

The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan grants participants an annual participation in company earnings; the annual amount is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants, but there is a non-solicitation covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two-year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee’s behalf, but the employee must be with Loomis Sales on the vesting dates in order to receive the deferred bonus.

PGIM, Inc., 655 Broad Street, Newark, New Jersey 07102 (“PGIM”) is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-advisory Agreement with the Adviser. PGIM is an indirect wholly owned subsidiary of Prudential Financial, Inc. For its services as a Sub-adviser, PGIM is entitled to receive a fee from the Core Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts listed below are subject to a performance-based advisory fee. Information in all tables is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
All Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Richard Piccirillo	31	$85.2 billion	15	$26.6 billion	150	$42.1 billion
Gregory Peters	33	$87.1 billion	18	$40.0 billion	164	$52.6 billion
Michael Collins, CFA	25	$83.0 billion	16	$27.1 billion	149	$43.7 billion
Accounts Subject to Performance Fees
Richard Piccirillo	0	0	0	0	4	$1.8 billion
Gregory Peters	0	0	0	0	4	$1.8 billion
Michael Collins, CFA	0	0	0	0	4	$1.8 billion

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods: elimination of the conflict; disclosure of the conflict; or management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest.

PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates could be considered to have the incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

Large accounts/higher fee strategies - large accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income.

Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling.

PGIM Fixed Income may, therefore, sell, and has at times sold, a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.

Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or directs or recommends that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors as PGIM Fixed Income seeks the most advantageous terms reasonably attainable in the circumstances. PGIM Fixed Income may also, at any time, execute, and has at times executed, trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or not trade such securities in any other account. While such trades (or a decision not to trade) could appear as inconsistencies in how PGIM Fixed Income views a security for one client versus another, opposite way trades are generally due to differences in investment strategy, portfolio composition or client direction.

Investment at different levels of an issuer’s capital structure - PGIM Fixed Income may invest, and has at times invested, client assets in the same issuer, but at different levels in the issuer’s capital structure. For instance, PGIM Fixed Income may invest, and has at times has invested, client assets in private securities or loans of an issuer and invest the assets of other clients in publicly traded securities of the same issuer. In addition, PGIM Fixed Income may invest, and has at times invested, client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) where PGIM Fixed Income also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities may have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income may have, and has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income may find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions may result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder may prefer a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. In some cases, PGIM Fixed Income may refrain, and has at times refrained, from taking certain actions or making investments on behalf of certain clients or PGIM Fixed Income may sell, and has at times sold, investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income. This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain, and has at times not refrained, from taking actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing conflicts of interest will be resolved on a case-by-case basis. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including ETFs, mutual funds and collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income or that are related to the performance of certain client accounts.

Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary investment advice to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest.

PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the chief investment officer/head of PGIM Fixed Income and the strategy team review and discuss the investment performance and performance attribution for each client account managed in the strategy. These meetings are also attended by the head of the investment risk management group or his designee and a member of the compliance group.

In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis.

This forensic analysis includes such data as the:

(i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; (iv) portfolio turnover; (v) and metrics related to large and block trade activity.

The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings.

The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests, and may in the future invest, client assets in funds that it manages or subadvises for an affiliate. PGIM Fixed Income also invests cash collateral from securities lending transactions in these funds. These investments benefit both PGIM Fixed Income and its affiliate.

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Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates have provided, and may in the future provide, initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

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In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

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PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

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Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long/short accounts.

Conflicts Related to Financial Interests and the Financial Interests of Affiliates

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

-	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

-	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.

-	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

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PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts but at different levels in the capital structure. For example:

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Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.

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To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

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Certain of PGIM Fixed Income’s affiliates (as well as directors or officers of its affiliates) are officers or directors of issuers in which PGIM Fixed Income invests from time to time. These issuers may also be service providers to PGIM Fixed Income or its affiliates.

-	In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client

Conflicts Arising Out of Legal Restrictions.

At times, PGIM Fixed Income is, and may in the future be, restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.

PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. Prudential Financial tracks these aggregated holdings and PGIM Fixed Income may restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.

In addition, PGIM Fixed Income has received, and may in the future, receive material, non-public information with respect to a particular issuer and, as a result, have been, and may in the future be, unable to invest in or execute transactions in securities of that issuer for its clients. This information can be received voluntarily or involuntarily and under varying circumstances, including, upon execution of a non-disclosure agreement, as a result of serving on the board of directors of a company, or serving on an ad hoc or official creditors’ committee. In some instances, PGIM Fixed Income has created, may in the future, create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of PGIM Fixed Income. PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought, and in the future may seek, with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account may lend (through assignments, participations or otherwise), which may place an account at an information disadvantage relative to other lenders. Conversely, PGIM Fixed Income has chosen, and may in the future choose, to receive material, non-public information about borrowers for its clients that invest in bank loans, which has restricted, and may in the future restrict, its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.

Conflicts Related to Investment Consultants

Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

Other interactions PGIM Fixed Income has with investment consultants include the following:

-	it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;

-	it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;

-	it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and

-	it may pay for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

A client’s relationship with an investment consultant may result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) may be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers

PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or sub-advises. A service provider may provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. PGIM Fixed Income may benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, single client account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.

Conflicts Related to Securities Lending Fees.

When PGIM Fixed Income manages a client account and also serves as securities lending agent for the account, PGIM Fixed Income is compensated for its securities lending services by receiving a portion of the proceeds generated from the securities lending activities of the account. PGIM Fixed Income could, therefore, be considered to have the incentive to invest in securities that would generate higher securities lending returns, but that may not otherwise be in the best interest of the client account.

Conflicts Related to Long-Term Compensation. The performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings are also attended by the head of the investment risk management group or his designee and a member of the compliance group.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Trading – Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

Compensation. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

•	Business initiatives;
•	The number of investment professionals receiving a bonus and related peer group compensation;
•	Financial metrics of the business relative to those of appropriate peer groups; and
•	Investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in whole or in part (depending on the date of the grant), on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance. The targeted long-term incentive plan is designed to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. The chief investment officer/head of PGIM Fixed Income also receives (i) performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc.; (ii) book value units which track the book value per share of Prudential Financial, Inc.; and (iii) Prudential Financial, Inc. stock options. Each of the restricted stock, grants under the long-term incentive plans, performance shares, book value units and stock options is subject to vesting requirements.

Core Plus Bond Fund

Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, CA 92660, is the Sub-adviser for an allocated portion of the Core Plus Bond Fund pursuant to a Sub-advisory Agreement with the Adviser. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Asset Management of America L.P (“Allianz Asset Management”), with minority interests held by Allianz Asset Management of America LLC, by Allianz Asset Management U.S. Holding II LLC, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited partnership under Delaware law in 1987. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE, a European-based multinational insurance and financial services holding company and a publicly-traded German company. For its services as a Sub-adviser, PIMCO is entitled to receive a fee from the Core Plus Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Alfred Murata	19	$149.41 billion	12	$33.17 billion	8	$1.99 billion
Daniel Ivascyn	19	$149.41 billion	7	$72.68 billion	19	$13.45 billion
Accounts Subject to Performance Fees
Alfred Murata	0	$0	0	$0	0	$0
Daniel Ivascyn	0	$0	0	$0	1	$220.86 million

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Core Plus Bond Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Core Plus Bond Fund, track the same index the Core Plus Bond Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Core Plus Bond Fund. The other accounts might also have different investment objectives or strategies than the Core Plus Bond Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Core Plus Bond Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of the Core Plus Bond Fund in a manner beneficial to the investing account but detrimental to the Core Plus Bond Fund. Conversely, PIMCO’s duties to the Core Plus Bond Fund, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including the Core Plus Bond Fund) that invest in the Core Plus Bond Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Core Plus Bond Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Core Plus Bond Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Core Plus Bond Fund or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Core Plus Bond Fund. Because of their positions with the Core Plus Bond Fund, the portfolio managers know the size, timing and possible market impact of the Core Plus Bond Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Core Plus Bond Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for the Core Plus Bond Fund or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Core Plus Bond Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Core Plus Bond Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a

Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Core Plus Bond Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Core Plus Bond Fund and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

Compensation. PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Core Plus Bond Fund) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;
•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly, as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan – Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111 is the Sub-adviser for an allocated portion of the Core Plus Bond Fund pursuant to a Sub-Advisory Agreement with the Adviser. Loomis Sayles is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, LLC. (“Natixis LLC”). Natixis LLC is a wholly-owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. For its services as a Sub-adviser, Loomis Sayles is entitled to receive a fee from the Core Plus Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Matthew J. Eagan, CFA	17	$25.8 billion	31	$11.2 billion	132	$21.8 billion
Daniel J. Fuss, CFA, CIC	13	$18.5 billion	10	$2.2 billion	115	$17.6 billion
Brian P. Kennedy	11	$23.6 billion	16	$8.9 billion	121	$17.9 billion
Elaine M. Stokes	13	$24.2 billion	26	$9.5 billion	141	$21.2 billion

Accounts Subject to Performance Fees
Matthew J. Eagan, CFA	0	$0	0	$0	4	$640.7 million
Daniel J. Fuss, CFA, CIC	0	$0	0	$0	4	$640.7 million
Brian P. Kennedy	0	$0	0	$0	4	$640.7 million
Elaine M. Stokes	0	$0	0	$0	4	$640.7 million

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements.” These conflicts are managed under Loomis Sayles’ Brokerage Allocation Policies and Procedures.

Compensation. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan, and a defined benefit plan to all employees hired before May 3, 2003. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the firm’s Chief Investment Officer (“CIO”) and senior management. The firm’s CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles. The external benchmark used for the investment style utilized for the Fund is the Barclays U.S. Aggregate Index.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

Mr. Fuss’s compensation is also based on his overall contributions to Loomis Sayles in his various roles as Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers.

The first plan has several important components distinguishing it from traditional equity ownership plans:

•	The plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	Upon retirement, a participant will receive a multi-year payout for his or her vested units; and
•	Participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan grants participants an annual participation in company earnings; the annual amount is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants, but there is a non-solicitation covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two-year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

Metropolitan West Asset Management, LLC (“MetWest”), 865 South Figueroa Street, Los Angeles California 90017, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. MetWest is a wholly-owned subsidiary of TCW Asset Management Company LLC, which is a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). For its services as a Sub-adviser, MetWest is entitled to receive a fee from the Core Plus Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Tad Rivelle	31	$116.7 billion	48	$17.3 billion	211	$51.9 billion
Laird Landmann	29	$110.6 billion	18	$10.8 billion	183	$41.1 billion
Stephen Kane	32	$110.7 billion	28	$14.3 billion	195	$45.9 billion
Bryan Whalen	29	$116.7 billion	39	$13.9 billion	202	$47.4 billion
Accounts Subject to Performance Fees
Tad Rivelle	0	$0	27	$3.7 billion	8	$4.7 billion
Laird Landmann	0	$0	3	$635.5 million	7	$4.5 billion
Stephen Kane	0	$0	10	$2.7 billion	7	$4.5 billion
Bryan Whalen	0	$0	20	$1.5 billion	8	$4.7 billion

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. MetWest follows TCW’s policies and processes to handle conflicts of interest. TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

TCW and MetWest have policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”), which is followed by MetWest, serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

Compensation. The overall objective of MetWest’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in MetWest’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Fund as that used to compensate portfolio managers for other client accounts in the same strategy managed by MetWest or one of the other TCW-affiliated advisers (collectively, the “TCW Advisors”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Advisor. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of MetWest’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in MetWest’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in MetWest’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in MetWest’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. T. Rowe Price Group, Inc., a publicly-traded (NASDAQ: TROW) financial services holding company, owns 100% of the stock of T. Rowe Price and all of its subsidiaries. For its services as a Sub-adviser, T. Rowe Price is entitled to receive a fee from the Core Plus Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts listed below are subject to a performance-based advisory fee. Information in all tables is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Brian J. Brennan, CFA	4	$4.4 billion	7	$5.8 billion	5	$1.3 billion
Stephen L. Bartolini	5	$31.2 billion	5	$12.6 billion	1	$115.9 million

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Compensation. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pre-tax basis, although tax efficiency is considered and is especially important for certain T. Rowe Price funds.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price funds) managed by the portfolio manager.

Municipal Bond Fund

FIAM LLC (“FIAM”), 900 Salem Street, Smithfield, RI 02917, is the Sub- adviser for an allocated portion of the Municipal Bond Fund pursuant to a Sub-Advisory Agreement with the Adviser. FIAM is registered as an investment adviser with the SEC and was founded in 2005. For its services as a Sub-adviser, FIAM is entitled to receive a fee from the Municipal Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Unless otherwise stated, information in all tables is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Cormac Cullen	23	$34.4 billion	0	$0	2	$1.8 billion
Michael Maka	23	$34.4 billion	0	$0	2	$1.8 billion
Elizah McLaughlin	25	$37.6 billion	0	$0	2	$1.8 billion

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the Fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for other funds or accounts may outperform the securities selected for the Fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.

Compensation. Ms. McLaughlin and Messrs. Cullen and Maka, are portfolio managers for FIAM and receive compensation for their services managing an allocated portion of the Fund. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or an affiliate or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate’s municipal bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of the allocated portion of the Fund is based on the pre-tax investment performance of the allocated portion of the Fund measured against the Bloomberg Barclays Year Municipal Bond Index (1-17). Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, MD 21202, is the Sub-adviser for an allocated portion of the Municipal Bond Fund pursuant to a Sub-Advisory Agreement with the Adviser. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. For its services as a Sub-adviser, T. Rowe Price is entitled to receive a fee from the Municipal Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Municipal Bond Fund and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
James M. Murphy, CFA	2	$4.7 billion	0	$0	0	$0

As of June 30, 2020, the above-listed portfolio manager did not beneficially own any shares of the Municipal Bond Fund.

Conflicts of Interest. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Compensation. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pre-tax basis, although tax efficiency is considered and is especially important for certain T. Rowe Price funds.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price funds) managed by the portfolio manager.

Wells Capital Management, Inc. (“WellsCap”), 525 Market Street, 12th Floor, San Francisco, CA 94105, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. WellsCap is registered as an investment adviser with the SEC and was founded in 1981. WellsCap is a wholly-owned subsidiary of Wells Fargo Asset Management Holdings, LLC which in turn is indirectly wholly-owned by Wells Fargo & Company, a publicly listed company. For its services as a Sub-adviser, WellsCap is entitled to receive a fee from the Municipal Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Robert J. Miller	9	$12.3 billion	0	$0	25	$6.7 billion
Adrian Van Poppel	4	$5.2 billion	0	$0	7	$1.9 billion
Bruce R. Johns	9	$9.7 billion	0	$0	1	$50 million

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to the Fund. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, WellsCap has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, WellsCap has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Compensation. The compensation structure for WellsCap’s portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, WellsCap also considers prior professional experience, tenure, seniority and a portfolio manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, portfolio managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

WellsCap’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Average Annual Total Returns” table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, WellsCap further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

Large Cap Growth Fund

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, is the Sub-adviser for an allocated portion of the Large Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. Lazard Asset Management LLC is a wholly owned subsidiary of Lazard Frères & Co. LLC. For its services as a Sub-adviser, Lazard is entitled to receive a fee from the Large Cap Growth Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Andrew Lacey	13	$16.5 billion	8	$2.7 billion	103	$4.9 billion
Martin Flood	16	$18.4 billion	15	$3.5 billion	229	$11.1 billion
Ronald Temple, CFA	10	$16.3 billion	10	$2.8 billion	106	$4.9 billion
Louis Florentin-Lee	9	$16.2 billion	8	$1.6 billion	107	$4.8 billion
Accounts Subject to Performance Fees
Andrew Lacey	2	$16.1 billion	2	$905.2 million	0	$0
Martin Flood	2	$16.1 billion	2	$905.2 million	2	$228.9 million
Ronald Temple, CFA	2	$16.1 billion	2	$905.2 million	0	$0
Louis Florentin-Lee	2	$16.1 billion billion	0	$0	0	$0

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:

1.

Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is an open-end investment company and “diversified” as defined in the Investment Company Act, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2.

Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.

Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

4.

Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.

5.

The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.

6.

Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7.

Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

8.

Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Compensation. Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the Fund’s strategies. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Sustainable Growth Advisers, LP (“SGA”), 301 Tresser Blvd., Suite 1310, Stamford, Connecticut 06901, is the Sub-adviser for an allocated portion of the Large Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. SGA is registered as an investment adviser with the SEC and was founded in July 2003. As of June 30, 2019, SGA had total assets under management of approximately $13.2 billion, of which approximately $11.4 billion represents regulatory assets under management and $1.8 billion represents non-regulatory model emulation assets under contract. Approximately $5.2 billion represented assets of mutual funds. SGA is an independent affiliate of Virtus Investment Partners Inc., (“Virtus”), a publicly traded company listed on the NASDAQ that utilizes a multi-boutique structure. Virtus owns a 70% majority equity interest in SGA, with the remaining 30% equity interest held by SGA’s 17 individual equity owners. For its services as a Sub-adviser, SGA is entitled to receive a fee from the Large Cap Growth Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Robert L. Rohn	6	$3.6 billion	18	$4.3 billion	69	$5.3 billion
Gordon M. Marchand	7	$3.8 billion	19	$4.4 billion	70	$5.3 billion
Kishore Rao	5	$3.5 billion	3	$730 million	51	$2.5 billion
Accounts Subject to Performance Fees
Robert L. Rohn	0	$0	0	$0	2	$283 million
Gordon M. Marchand	0	$0	0	$0	2	$283 million
Kishore Rao	0	$0	0	$0	0	$0

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

SGA has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the Fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, SGA believes that all issues relating to potential material conflicts of interest involving the Fund and its other managed accounts have been addressed.

Compensation

SGA’s portfolio manager compensation program consists of a base salary and participation in a company-funded retirement plan. In addition, all of SGA’s portfolio managers are equity owners of SGA, which entitles them to share in the firm’s profits and the long-term growth of the firm. Additionally, SGA’s employees including the portfolio managers and the investment team may participate in SGA’s performance shares program whereby a certain designated portion of SGA’s profits are allocated for distribution. Participation in the performance shares program and the percentage allocations to SGA’s employees is determined by SGA’s three founding partners and reset annually within certain established guidelines.

Jennison Associates LLC (“Jennison”), 466 Lexington Avenue, New York, New York 10017, is the Sub-adviser for an allocated portion of the Large Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of June 30, 2020, Jennison managed in excess of $188 billion in assets. For its services as a Sub-adviser, Jennison is entitled to receive a fee from the Large Cap Growth Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Kathleen A. McCarragher	20	$65.2 billion	6	$3.0 billion	4	$616 million
Blair A. Boyer	15	$63.6 billion	6	$3.0 billion	31	$8.7 billion
Accounts Subject to Performance Fees
Kathleen A. McCarragher	1	$8.8 billion	0	$0	0	$0
Blair A. Boyer	1	$8.8 billion	0	$0	0	$0

* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

As of June 30, 2019, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•

Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•

Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•

Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.

•

Affiliated accounts/unaffiliated accounts and seeded/non-seeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•

Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest.

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.

•

Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.

•

Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•

Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee-based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.
•	Jennison has adopted a conflicts of interest policy and procedures.
•	Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

Compensation. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

•

One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

•

The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Qualitative factors such as team work and responsiveness;
•

Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and

•	Historical and long-term business potential of the product strategies.

Large Cap Value Fund

Artisan Partners Limited Partnership (“Artisan Partners”), 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. Artisan Partners is a Delaware limited partnership, founded in March 2009, and succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly traded Delaware corporation. For its services as a Sub-adviser, Artisan Partners is entitled to receive a fee from the Large Cap Value Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts listed below are subject to a performance-based advisory fee. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
James C. Kieffer	3	$2.8 billion	2	$3.0 million	5	$673.8 million
Daniel L. Kane	3	$2.8 billion	2	$3.0 million	5	$673.8 million
Thomas A. Reynolds IV	3	$2.8 billion	2	$3.0 million	5	$673.8 million
Craig Inman	3	$2.8 billion	2	$3.0 million	5	$673.8 million

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. There are a number of ways in which the interests of Artisan Partners’ portfolio managers and its other personnel might conflict with the interests of the Large Cap Value Fund (the “Fund”) and their shareholders, including:

Sharing of Personnel, Services, Research and Advice among Clients. Because all client accounts within Artisan Partners’ value equity strategy, including the Large Cap Value Fund, are managed similarly, substantially all of the research and portfolio management activities conducted by the value equity investment team benefit all clients within the strategy. Artisan Partners’ administrative and operational personnel divide their time among services to the Large Cap Value Fund and other client accounts.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts. However, under certain circumstances, Artisan Partners does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or short selling) or certain markets (for example, India), which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the Fund.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Large Cap Value Fund, will invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.

With prior written approval, Artisan Partners will allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Large Cap Value Fund if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team can provide advice to accounts in one investment strategy, including the Large Cap Value Fund, that differs from advice given to accounts in another investment strategy. If an investment team identifies a limited investment opportunity that is suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity. There also are circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team has a potential conflict of interest when it manages accounts that are charged a performance-based fee (including private investment funds) and accounts that are charged an asset-based fee because the fees earned from accounts with performance-based fees have the potential to exceed the fees earned from other accounts. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which a fund it manages also invests. In such a case, the investment team could harm the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management.

Allocation and Aggregation of Portfolio Transactions among Clients. Artisan Partners seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners and are included in Artisan Partners’ compliance program. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings) and allocation of investment opportunities generally, could raise a potential conflict of interest. The potential conflicts between accounts in a strategy are mitigated because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations). Nevertheless, investment opportunities likely will be allocated differently among accounts in a strategy due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. In addition, there are instances where a particular security is held by, or appropriate for, more than one investment strategy (“cross holdings”) due to the overlap of their investment universes; however, investment decisions for each strategy, including the Large Cap Value Fund, are generally made by the relevant investment team independently of investment decisions for another strategy, such that investment opportunities likely will be allocated differently among client accounts across such investment strategies.

“Same way” transactions (that is, all buys or all sells) in a security held by more than one account in a strategy are generally aggregated across all participating accounts in the strategy and same way transactions may be aggregated across accounts in different strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). The portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ trading procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross trades by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

Waivers of Artisan Partners’ allocation procedures may be made with approval in advance by one of certain designated members of Artisan Partners’ management who are not part of the portfolio management process.

Fees. Like the fees Artisan Partners receives from the Large Cap Value Fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan Partners or its affiliates receive performance-based allocations or fees from the private funds it sponsors and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan Partners will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Across all of its investment strategies, Artisan Partners had eleven accounts with performance-based fees as of June 30, 2020. None of those separate accounts was in Artisan Partners’ value equity strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, Artisan Partners maintains policies and procedures and internal review processes designed to mitigate such conflicts.

Investing in Different Parts of an Issuer’s Capital Structure. Conflicts potentially limiting the Large Cap Value Fund’s investment opportunities may also arise when the Large Cap Value Fund and other Artisan Partners’ clients invest in different parts of an issuer’s capital structure. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities and negotiations with issuers that would potentially give rise to conflicts with other Artisan Partners’ clients or Artisan Partners may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Large Cap Value Fund’s investment opportunities. Additionally, if Artisan Partners acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Large Cap Value Fund. When making investment decisions where a conflict of interest may arise, Artisan Partners will endeavor to act in a fair and equitable manner as between the Large Cap Value Fund and other clients; however, in certain instances the resolution of the conflict may result in Artisan Partners acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Large Cap Value Fund.

Confidential Information Access. From time to time, employees of Artisan Partners may receive material non-public information (referred to herein as “Confidential Information”). Employees may obtain Confidential Information, voluntarily or involuntarily, through Artisan Partners’ management activities or the employee’s outside activities. Confidential Information may be received under varying circumstances, including, but not limited to, upon execution of a non-disclosure agreement with an issuer, as a result of serving on a creditors’ committee or through conversations with a company’s management team. Under applicable law, Artisan Partners’ employees are generally prohibited from disclosing or using Confidential Information in effecting purchases and sales in public securities transactions for their personal benefit or for the benefit of any other person (including clients). Accordingly, should an employee receive Confidential Information, the employee is generally prohibited from communicating that information or using that information in public securities transactions, which could limit the ability to buy or sell certain investments even when the limitation is detrimental to Artisan Partners, the employee or the client, including the Large Cap Value Fund.

Artisan Partners may seek to avoid the receipt of Confidential Information when it determines that the receipt of Confidential Information would restrict the Large Cap Value Fund or other clients of Artisan Partners from trading in securities they hold or in which they may invest. In circumstances when Artisan Partners declines to receive Confidential Information from an issuer, an account, such as the Large Cap Value Fund, may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the account would pay or receive when it buys or sells those investments. Further, in situations when the account is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners’ ability to assess such consents, waivers and amendments may be impacted by its lack of access to Confidential Information.

From time to time, Artisan Partners uses paid expert networks. Artisan Partners has adopted specific procedures to prevent and address the inadvertent receipt of Confidential Information from the expert networks.

Portfolio Transactions and Soft Dollars. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Artisan Partners uses client commissions to pay for brokerage and research services (often referred to as “soft dollars”) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for a Fund, whether Artisan Partners or its affiliates received client referrals from the broker-dealer. Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars. Artisan Partners has adopted procedures with respect to soft dollars, which are included in Artisan Partners’ compliance program.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary accounts also present potential conflicts of interest with Artisan Partners’ clients, including the Large Cap Value Fund. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients managed in the same strategy, all portfolio transactions in the strategy are aggregated, where practicable, and allocated in accordance with Artisan Partners’ written allocation procedures among participating accounts. Artisan Partners believes that aggregation and allocation of trades as described in its written procedures mitigates conflicts of interest arising from proprietary investments in the same securities held by clients and the market impact that could result from such proprietary trading activity if conducted on a stand-alone basis.

Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code of Ethics provides that Artisan Partners’ compliance team will deny pre-approval for transactions that the compliance team believes present a conflict of interest with client transactions.

In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions. The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Artisan Partners, its affiliates and its employees can give advice or take action for their own accounts that differ from, conflict with or is adverse to advice given or action taken for a Fund. These activities may adversely affect the prices and availability of other investments held by, or potentially considered for purchase by, the Large Cap Value Fund

Proxy Voting. Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Large Cap Value Fund’s behalf. As described in its proxy voting policy, Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Large Cap Value Fund invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds, Inc., or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or an affiliate, or an employee of Artisan Partners or an affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan Partners’ proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to minimize the conflicts of interest that otherwise may result in voting proxies for Artisan Partners’ clients, including the Large Cap Value Fund.

Compensation. Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategies, including the Large Cap Value Fund. Portfolio managers also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ associates.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), 2200 Ross Avenue, Floor 31, Dallas, Texas 75201, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-Advisory Agreement with the Adviser. Barrow Hanley is an affiliate of BrightSphere Investment Group Inc., a NYSE-listed company. For its services as a Sub-adviser, Barrow Hanley is entitled to receive a fee from the Large Cap Value Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Mark Giambrone	8	$2.658 billion	1	$285.9 million	43	$6.083 billion
Terry Pelzel, CFA	3	$154.5 million	1	$13.6 million	7	$939.4 million
Michael Nayfa, CFA	2	$186.2 million	1	$139.0 million	7	$1.206 billion

Accounts Subject to Performance Fees
Mark Giambrone	1	$30.7 billion	0	$0	1	$38.6 billion
Terry Pelzel, CFA	0	$0	0	$0	1	$38.6 billion
Michael Nayfa, CFA	1	$30.7 million	0	$0	1	$38.6 billion

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account including mutual fund or private commingled fund accounts. Barrow Hanley manages potential conflicts between funds and/or types of accounts through trade allocation policies and procedures, internal review processes, and oversight by directors and independent third parties, to ensure that no client/account, regardless of type or fee structure, is intentionally favored or disfavored at the expense of another. Barrow Hanley’s investment management and trading policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities or issuer.

Compensation. Compensation of our investment professionals is tied to their overall contribution to the success of Barrow Hanley. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation. Portfolio managers and analysts are evaluated on the value each adds to the overall investment process and performance, and their contributions in other areas, such as meetings with clients and consultants. Bonus compensation for analysts is directly tied to their investment recommendations, which are evaluated every six months versus the appropriate industry group/sector benchmark based on trailing one-year and three-year relative performance.

The final component of compensation of key employees, including portfolio managers and analysts, is their interest in our equity plan. Each quarter, equity owners receive a share of the firm’s profits in the form of a dividend, which is related to the performance of the entire firm.

LSV Asset Management (“LSV”), 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. LSV is a Delaware general partnership between LSV’s management team and current and retired employee partners (61%) and SEI Funds, Inc. (39%), a wholly-owned subsidiary of SEI Investments Company. Both SEI Funds, Inc. and SEI Investments Company are located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. For its services as a Sub-adviser, LSV is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for the portfolio managers, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of the fees for these accounts are based on account performance, this information is reflected below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Dr.Josef Lakonishok	39	$16.5 billion	71	$22.8 billion	406	$49.5 billion
Menno Vermeulen	39	$16.5 billion	71	$22.8 billion	406	$49.5 billion
Puneet Mansharamani, CFA	39	$16.5 billion	71	$22.8 billion	406	$49.5 billion
Greg Sleight	39	$16.5 billion	71	$22.8 billion	406	$49.5 billion
Guy Lakonishok, CFA	39	$16.5 billion	71	$22.8 billion	406	$49.5 billion
Accounts Subject to Performance Fees
Dr. Josef Lakonishok	0	0	6	$1.5 billion	69	$9.9 billion
Menno Vermeulen	0	0	6	$1.5 billion	69	$9.9 billion
Puneet Mansharamani, CFA	0	0	6	$1.5 billion	69	$9.9 billion
Greg Sleight	0	0	6	$1.5 billion	69	$9.9 billion
Guy Lakonishok, CFA	0	0	6	$1.5 billion	69	$9.9 billion

As of June 30, 2020, no portfolio manager beneficially owned any shares of the Fund.

Material Conflicts. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades to confirm consistency with LSV’s policies and procedures.

Compensation. Dr. Lakonishok and Messrs. Vermeulen, Mansharamani, Sleight and G. Lakonishok receive a fixed base salary and bonus which is a function of overall firm profitability and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. In addition, each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. T. Rowe Price Group, Inc., a publicly-traded (NASDAQ: TROW) financial services holding company, owns 100% of the stock of T. Rowe Price and all of its subsidiaries. For its services as a Sub-adviser, T. Rowe Price is entitled to receive a fee from the Large Cap Value Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts listed below are subject to a performance-based advisory fee. Information in all tables is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
John D. Linehan	17	$31.6 billion	16	$12.5 billion	25	$5.1 billion

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Compensation. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered and is especially important for certain T. Rowe Price funds.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price funds) managed by the portfolio manager.

Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. For its services as a Sub-adviser, Wellington Management is entitled to receive a fee from the Large Cap Value Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Donald Kilbride	10	$48.3 billion	10	$336.2 million	30	$3.5 billion
Accounts Subject to Performance Fees
Donald Kilbride	1	$40.3 billion	1	$8.0 million	3	$1.2 billion

As of June 30, 2020, the above-listed portfolio manager did not beneficially own any shares of the Fund.

Material Conflicts. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Mr. Kilbride generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Large Cap Value Fund. Mr. Kilbride makes investment decisions for each account, including the Large Cap Value Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Mr. Kilbride may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Large Value Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Large Cap Value Fund.

Mr. Kilbride or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Large Cap Value Fund, or make investment decisions that are similar to those made the Large Cap Value Fund, both of which have the potential to adversely impact the Large Cap Value Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, Mr. Kilbride may purchase the same security for the Large Cap Value Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Large Cap Value Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Large Cap Value Fund.

Mr. Kilbride also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to Mr. Kilbride are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by Mr. Kilbride. Finally, Mr. Kilbride may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation. Wellington Management receives a fee based on the assets under management of the Large Cap Value Fund as set forth in the investment sub-advisory agreement among Wellington Management, the Adviser, and the Large Cap Value Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Large Cap Value Fund. The following information is as of June 30, 2020.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Large Cap Value Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Large Cap Value Fund (the “Investment Professional”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Large Cap Value Fund and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Large Cap Value Fund is linked to the gross pre-tax performance of the portion of the Large Cap Value Fund compared to the Russell 1000® Index over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professional, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professional may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Kilbride is a Partner.

Small/Mid Cap Growth Fund

Artisan Partners Limited Partnership (“Artisan Partners”), 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. Artisan Partners is a Delaware limited partnership, founded in March 2009, and succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly traded Delaware corporation. For its services as a Sub-adviser, Artisan Partners is entitled to receive a fee from the Small/Mid Cap Growth Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts listed below are subject to a performance-based advisory fee. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Craigh A. Cepukenas	4	$12.9 billion	19	$11.3 billion	74	$15.4 billion
James D. Hamel	4	$12.9 billion	19	$11.3 billion	74	$15.4 billion
Matthew H. Kamm	4	$12.9 billion	19	$11.3 billion	74	$15.4 billion
Jason L. White	4	$12.9 billion	19	$11.3 billion	74	$15.4 billion
Accounts Subject to Performance Fees
Craigh A. Cepukenas	0	0	1	$208.5M	3	$801.4 million
James D. Hamel	0	0	1	$208.5M	3	$801.4 million
Matthew H. Kamm	0	0	1	$208.5M	3	$801.4 million
Jason L. White	0	0	1	$208.5M	3	$801.4 million

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. There are a number of ways in which the interests of Artisan Partners’ portfolio managers and its other personnel might conflict with the interests of the Small/Mid Cap Growth Fund (the “Fund”) and their shareholders, including:

Sharing of Personnel, Services, Research and Advice among Clients. Because all client accounts within Artisan Partners’ value equity strategy, including the Small/Mid Cap Growth Fund, are managed similarly, substantially all of the research and portfolio management activities conducted by the value equity investment teams with respect to a given strategy benefit all clients within the strategy. Artisan Partners’ administrative and operational personnel divide their time among services to the Small/Mid Cap Growth Fund and other client accounts.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts. However, under certain circumstances, Artisan Partners does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or short selling) or certain markets (for example, India), which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the Fund.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Small/Mid Cap Growth Fund, will invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.

With prior written approval, Artisan Partners will allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Small/Mid Cap Growth Fund if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team can provide advice to accounts in one investment strategy, including the Small/Mid Cap Growth Fund that differs from advice given to accounts in another investment strategy. If an investment team identifies a limited investment opportunity that is suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity. There also are circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team has a potential conflict of interest when it manages accounts that are charged a performance-based fee (including private investment funds) and accounts that are charged an asset-based fee because the fees earned from accounts with performance-based fees have the potential to exceed the fees earned from other accounts. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which a fund it manages also invests. In such a case, the investment team could harm the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management.

Allocation and Aggregation of Portfolio Transactions among Clients. Artisan Partners seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners and are included in Artisan

Partners’ compliance program. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings) and allocation of investment opportunities generally, could raise a potential conflict of interest. The potential conflicts between accounts in a strategy are mitigated because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations). Nevertheless, investment opportunities likely will be allocated differently among accounts in a strategy due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. In addition, there are instances where a particular security is held by, or appropriate for, more than one investment strategy (“cross holdings”) due to the overlap of their investment universes; however, investment decisions for each strategy, including the Small/Mid Cap Growth Fund, are generally made by the relevant investment team independently of investment decisions for another strategy, such that investment opportunities likely will be allocated differently among client accounts across such investment strategies.

“Same way” transactions (that is, all buys or all sells) in a security held by more than one account in a strategy are generally aggregated across all participating accounts in the strategy and same way transactions may be aggregated across accounts in different strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). The portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ trading procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross trades by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

Waivers of Artisan Partners’ allocation procedures may be made with approval in advance by one of certain designated members of Artisan Partners’ management who are not part of the portfolio management process.

Fees. Like the fees Artisan Partners receives from the Small/Mid Cap Growth Fund, the fees Artisan Partners or its affiliates receive as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan Partners receives performance-based allocations or fees from the private funds it sponsors and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan Partners will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Across all of its investment strategies, Artisan Partners had eleven accounts with performance-based fees as of June 30, 2020. None of those separate accounts was in Artisan Partners’ value equity strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, Artisan Partners maintains policies and procedures and internal review processes designed to mitigate such conflicts.

Investing in Different Parts of an Issuer’s Capital Structure. Conflicts potentially limiting the Small/Mid Cap Growth Fund’s investment opportunities may also arise when the Small/Mid Cap Growth Fund and other Artisan Partners’ clients invest in different parts of an issuer’s capital structure. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities and negotiations with issuers that would potentially give rise to conflicts with other Artisan Partners’ clients or Artisan Partners may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Small/Mid Cap Growth Fund’s investment opportunities. Additionally, if Artisan Partners acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Small/Mid Cap Growth Fund. When making investment decisions where a conflict of interest may arise, Artisan Partners will endeavor to act in a fair and equitable manner as between the Small/Mid Cap Growth Fund and other clients; however, in certain instances the resolution of the conflict may result in Artisan Partners acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Small/Mid Cap Growth Fund.

Confidential Information Access. From time to time, employees of Artisan Partners may receive material non-public information (referred to herein as “Confidential Information”). Employees may obtain Confidential Information, voluntarily or involuntarily, through Artisan Partners’ management activities or the employee’s outside activities. Confidential Information may be received under varying circumstances, including, but not limited to, upon execution of a non-disclosure agreement with an issuer, as a result of serving on a creditors’ committee or through conversations with a company’s management team. Under applicable law, Artisan Partners’ employees are generally prohibited from disclosing or using Confidential Information in effecting purchases and sales in public securities transactions for their personal benefit or for the benefit of any other person (including clients). Accordingly, should an employee receive Confidential Information, the employee is generally prohibited from communicating that information or using that information in public securities transactions, which could limit the ability to buy or sell certain investments even when the limitation is detrimental to Artisan Partners, the employee or the client, including the Small/Mid Cap Growth Fund.

Artisan Partners may seek to avoid the receipt of Confidential Information when it determines that the receipt of Confidential Information would restrict the Small/Mid Cap Growth Fund or other clients of Artisan Partners from trading in securities they hold or in which they may invest. In circumstances when Artisan Partners declines to receive Confidential Information from an issuer, an account, such as the Small/Mid Cap Growth Fund, may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the account would pay or receive when it buys or sells those investments. Further, in situations when the account is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners’ ability to assess such consents, waivers and amendments may be impacted by its lack of access to Confidential Information.

From time to time, Artisan Partners uses paid expert networks. Artisan Partners has adopted specific procedures to prevent and address the inadvertent receipt of Confidential Information from the expert networks.

Portfolio Transactions and Soft Dollars. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients.

Artisan Partners uses client commissions to pay for brokerage and research services (often referred to as “soft dollars”) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for a Fund, whether Artisan Partners or its affiliates received client referrals from the broker-dealer. Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars. Artisan Partners has adopted procedures with respect to soft dollars, which are included in Artisan Partners’ compliance program.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary accounts also may present potential conflicts of interest with Artisan Partners’ clients, including the Small/Mid Cap Growth Fund. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients managed in the same strategy, all portfolio transactions in the same strategy are aggregated, where practicable, and allocated in accordance with Artisan Partners’ written allocation procedures among participating accounts. Artisan Partners believes that aggregation and allocation of trades as described in its written procedures mitigates conflicts of interest arising from proprietary investments in the same securities held by clients and the market impact that could result from such proprietary trading activity if conducted on a stand-alone basis.

Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code of Ethics provides that Artisan Partners’ compliance team will deny pre-approval for transactions that the compliance team believes present a conflict of interest with client transactions.

In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Artisan Partners, its affiliates and its employees can give advice or take action for their own accounts that differ from, conflict with or is adverse to advice given or action taken for a Fund. These activities may adversely affect the prices and availability of other investments held by, or potentially considered for purchase by, a Fund.

Proxy Voting. Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Small/Mid Cap Growth Fund’s behalf. As described in its proxy voting policy, Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Small/Mid Cap Growth Fund invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or an affiliate, or an employee of Artisan Partners or an affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan Partners’ proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to minimize the conflicts of interest that otherwise may result in voting proxies for Artisan Partners’ clients, including the Small/Mid Cap Growth Fund.

Compensation. Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategies, including the Small/Mid Cap Growth Fund. Portfolio managers may also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried associates.

Champlain Investment Partners, LLC (“Champlain”), 180 Battery Street, Suite 400, Burlington, Vermont 05401, is the Sub-adviser for an allocated portion of the Small/Mid Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. Champlain is 100% owned by current and retired employees. For its services as a Sub-adviser, Champlain is entitled to receive a fee from the Small/Mid Cap Growth Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2019. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Scott Brayman	7	$8.1 billion	4	$974.8 million	77	$3.8 billion
Corey Bronner	7	$8.1 billion	4	$974.8 million	77	$3.8 billion
Joseph Caligiuri	7	$8.1 billion	4	$974.8 million	77	$3.8 billion
Joseph Farley	7	$8.1 billion	4	$974.8 million	77	$3.8 billion
Robert Hallisey	7	$8.1 billion	4	$974.8 million	77	$3.8 billion
Accounts Subject to Performance Fees
Scott Brayman	0	$0	0	$0	9	$661.3 million
Corey Bronner	0	$0	0	$0	9	$661.3 million
Joseph Caligiuri	0	$0	0	$0	9	$661.3 million
Joseph Farley	0	$0	0	$0	9	$661.3 million
Robert Hallisey	0	$0	0	$0	9	$661.3 million

As of June 30, 2019, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. Research. Champlain obtains research and information services in exchange for client brokerage commissions; these services include third-party research, Champlain attendance at broker-sponsored industry conferences, corporate access and soft dollar payments for data feeds and other analytical services. All clients receive the benefit of these services and all trading is done under best execution protocols. Clients may pay commissions higher than those obtainable from other brokers in return for these products and services. Client accounts generate varying amounts of commissions and soft dollar credits based on account size, cash flows, and other factors that arise in the management of individual accounts. There may be some clients that receive soft dollar benefits that do not generate any soft dollar credits themselves.

Trade Allocation. Champlain seeks to manage potential conflicts of interest via the following: (i) where a potential transaction would benefit more than one client, trades will be bunched where advantageous and allocated pro rata until all participating accounts have been satisfied, or by some other means deemed fair under the circumstances; the firm’s trading system facilitates the automated accomplishment of this fair allocation. Allocations may not be pro-rata due to individual account restrictions. This may result in a slightly larger allocation in permitted securities to those accounts than would otherwise be warranted by the account assets or no allocation at all if the security violates account guidelines. Also, cash flows in particular accounts may be considered when allocating investment opportunities; and (ii) the firm ensures its Code of Ethics provisions on personal securities trading are followed so that personal trading by employees does not interfere with trading on behalf of clients.

Compensation. Compensation for all employees, including the investment team, is comprised of both a salary, as well as a qualitatively-focused discretionary bonus tied to progress against both the individual’s goals and the firm’s performance as a whole; partners in the firm also receive profit distributions. The majority of compensation for partners is the distribution of profits and the discretionary bonus, aligning both short and long term interests with those of clients. Messrs. Brayman, Bronner, Caligiuri, Farley, and Hallisey are partners.

Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St Petersburg, Florida 33716, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. (NYSE “RJF”). For its services as a Sub-adviser, Eagle is entitled to receive a fee from the Small/Mid Cap Growth Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Betsy Pecor, CFA	0	$0	1	$61.0 million	1666	$530.0 million
Matt McGeary, CFA	0	$0	1	$61.0 million	1,666	$530.0 million

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm’s Code of Ethics.

Compensation. Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio Manager compensation is reviewed and may be modified periodically as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and various other variable forms of compensation, including stock options and an executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. The investment professionals are compensated as follows:

•	All portfolio managers are paid base salaries,
•	Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term,
•	Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals, and
•

All portfolio managers generally are eligible to receive benefits from Eagle’s parent company including health care and other insurance benefits, a 401(k) plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of funds and managed accounts relative to benchmarks and peer groups. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each strategy for which the individual serves on the portfolio management team. Periods evaluated include the 1, 3, 5 and 10 year (or since inception) periods for relevant strategies. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team. This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over their fund(s). A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s). Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

Portfolio Manager benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000® Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

Stephens Investment Management Group, LLC (“SIMG”), 111 Center Street, Suite 2110, Little Rock, Arkansas 72201, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. SIMG is a subsidiary of Stephens Investments Holdings LLC. For its services as a Sub-adviser, SIMG is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for the portfolio manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Ryan Crane, CFA	3	$3.4 billion	0	$0	57	$1.8 billion
Accounts Subject to Performance Fees
Ryan Crane, CFA	1	$2.7 billion	0	$0	0	$0

As of June 30, 2020, the above-listed portfolio manager did not beneficially own any shares of the Fund.

Material Conflicts. SIMG manages a number of separate accounts and three other registered investment companies that utilize similar investment strategies as the Small/Mid Cap Growth Fund. Most of these separate accounts are charged an asset-based fee by SIMG, but one of the accounts is charged a performance fee. This account is an investment company account which pays SIMG an asset-based fee plus or minus a performance adjustment. The performance adjustment is based on the cumulative total return of the assets managed by SIMG relative to the fund’s benchmark.

The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of the client, and reviewing the performance of accounts of similar styles. Additionally, each employee of SIMG is bound by its Code of Ethics, which establishes policies and procedures designed to ensure the clients’ interests are placed before those of an individual or the firm.

Compensation. All SIMG portfolio managers receive compensation in the form of a fixed salary and performance bonus. The performance bonus can represent a significant portion of the total compensation. The amount of a portfolio manager’s bonus is a function of SIMG products’ asset-weighted one-, three-, and five-year pre-tax performance relative to the appropriate benchmark and peer group. Portfolio managers with sector specific responsibilities receive a portion of their bonus based on performance contribution and attribution analysis based on each individual’s performance within their respective sectors. Mr. Crane’s bonus as team leader is more a function of the product’s performance (in the manner described above) and less sensitive to individual stock picks. His bonus also has a subjective portion that is related in part to SIMG’s level of profitability. Additionally, SIMG portfolio managers and SIMG’s CEO own phantom shares in SIMG which entitles them to receive a portion of the overall net profits of SIMG. Performance is measured over the most recent calendar year.

Small/Mid Cap Value Fund

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), located at 600 Travis Street, Houston, Texas 77002, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. Vaughan Nelson is a wholly-owned subsidiary of Natixis Investment Managers, L.P. For its services as a Sub-adviser, Vaughan Nelson is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Small/Mid Cap Value Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Dennis G. Alff, CFA	2	$266 million	0	$0	47	$507 million
Chad D. Fargason, Ph.D.	2	$266 million	0	$0	47	$507 million
Chris D. Wallis, CFA	10	$1.4 billion	1	$9 million	295	$5.0 billion
Accounts Subject to Performance Fees
Dennis G. Alff, CFA	0	$0	0	$0	1	$9 million
Chad D. Fargason, Ph.D.	0	$0	0	$0	1	$9 million
Chris D. Wallis, CFA	0	$0	0	$0	19	$1.1billion

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. At Vaughan Nelson, conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Small/Mid Cap Value Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Vaughan Nelson has adopted policies and procedures to mitigate the effects of these conflicts. A conflict of interest also may arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Small/Mid Cap Value Fund, or sells a stock for some accounts while buying the stock for others. Another conflict which exists is the use of client commissions where a commission is paid to a broker or dealer that provides brokerage and/or research services in excess of the commission that would be charged by another broker or dealer for merely executing the same transaction (“soft dollar arrangements.

Compensation. The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success.

Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to:

•	Performance of the strategy managed (both absolute and relative to peers)
•	Amount of revenue derived from the strategy managed
•	Contribution to the development and execution of the firm’s investment philosophy and process
•	Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the IRS limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Small/Mid Cap Value Fund and any other accounts managed.

Boston Partners Global Investors, Inc. (“Boston Partners”),

One Grand Central Place, 60 East 42nd Street, Suite 1550, New York, New York 10165, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. Boston Partners is an autonomous subsidiary of ORIX Corporation, a financial services holding company based in Japan. For its services as a Sub-adviser, Boston Partners is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Steven Pollack, CFA	4	$12.9 billion	1	$544.2 million	33	$2.9 billion
Accounts Subject to Performance Fees
Steven Pollack, CFA	0	$0	0	$0	1	$18.2 million
As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

Potential Conflicts of Interest. Investment decisions for the Small/Mid Cap Value Fund’s portfolio are made in conjunction with decisions for other accounts and/or funds for the same strategy. Boston Partners recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and the other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risks associated with simultaneous management if possible. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

Compensation. All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through Boston Partners’ bonus program, key investment professionals are rewarded primarily for strong investment performance.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

•	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
•	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
•	Investment Team Performance: the financial results of the investment group with Boston Partners’ client’s assets;
•	Firm-wide Performance: the overall financial performance of Boston Partners.

Boston Partners’ long-term incentive program effectively confers a significant 20-30% ownership interest in the value of the business to key employees. Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

Boston Partners retains professional compensation consultants with asset management expertise to periodically review its practices to ensure that they remain highly competitive.

Diamond Hill Capital Management, Inc. (“Diamond Hill”), 325 John H. McConnell Blvd, Suite 200, Columbus, OH 43215, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. For its services as a Sub-adviser, Diamond Hill is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Small/Mid Cap Value Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Christopher Welch, CFA	7	$2.8 billion	1	$163 million	15	$245 million
Christopher Bingaman, CFA	3	$2.5 billion	0	$0	0	$0
Accounts Subject to Performance Fees
Christopher Welch, CFA	0	0	0	0	0	$0
Christopher Bingaman, CFA	0	0	0	0	0	0

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. Diamond Hill’s portfolio managers are also responsible for managing other account portfolios in addition to the Small/Mid Cap Value Fund. Management of other accounts in addition to the Small/Mid Cap Value Fund can present certain conflicts of interest, and Diamond Hill has implemented specific policies and procedures to address any potential conflicts. Diamond Hill’s Form ADV Part 2A contains a complete description of its policies and procedures to address conflicts of interest. Below are material conflicts of interest that have been identified and mitigated when managing other account portfolios as well as the Fund.

Performance Fees: Diamond Hill manages certain accounts for which part of its fee is based on the performance of the account (“Performance Fee Accounts”). As a result of the performance-based fee component, Diamond Hill may receive additional revenue related to the Performance Fee Accounts. None of the portfolio managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate portfolio managers and all staff.

Personal Trading: Diamond Hill has adopted a Code of Ethics designed to: (1) demonstrate Diamond Hill’s duty at all times to place the interest of clients first; (2) align the interests of the portfolio managers with clients, and (3) mitigate inherit conflicts of interest associated with personal securities transactions. The

Code of Ethics prohibits all employees of Diamond Hill, including the portfolio managers, from purchasing any individual equity or fixed income securities that are eligible to be purchased in a client account. The Code of Ethics also prohibits the purchase of third-party mutual funds in the primary Morningstar categories with which Diamond Hill competes. As a result, each of the portfolio managers are significant owners in the Diamond Hill strategies, thus aligning their interest with clients.

Trade Allocation: Diamond Hill manages numerous accounts in addition to the Small/Mid Cap Value Fund. When the Small/Mid Cap Value Fund and another of Diamond Hill’s clients seek to purchase or sell the same security at or about the same time, Diamond Hill may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for the Small/Mid Cap Value Fund because of increased volume of the transaction. However, when another of Diamond Hill’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, Diamond Hill has adopted a trade allocation policy in which all trade orders occurring simultaneously among the Small/Mid Cap Value Fund and one or more other accounts where Diamond Hill has the discretion to choose the execution broker are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed in random order, through Diamond Hill’s portfolio management software. When a trade is partially filled, the number of filled shares is allocated on a pro-rata basis to the appropriate client accounts. Trades are not segmented by investment product.

Best Execution and Research Services: Diamond Hill has controls in place for monitoring execution in its clients’ portfolio transactions, including reviewing trades for best execution. Certain broker-dealers that Diamond Hill uses to execute client trades are also clients of Diamond Hill and/or refer clients to Diamond Hill creating a conflict of interest. To mitigate this conflict, Diamond Hill adopted a policy that prohibits it from considering any factor other than best execution when a client trade is placed with a broker-dealer.

Receipt of research from brokers who execute client trades involves conflicts of interest. Since Diamond Hill uses client brokerage commissions to obtain research, it receives a benefit because it does not have to produce or pay for the research, products, or services itself. Consequently, Diamond Hill has an incentive to select or recommend a broker based on its desire to receive research, products, or services rather than a desire to obtain the most favorable execution. Diamond Hill attempts to mitigate these potential conflicts through oversight of the use of commissions by its Best Execution Committee.

Compensation. All of the portfolio managers, and research analysts, are paid by Diamond Hill a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of Diamond Hill’s clients, all portfolio managers also participate in an annual cash and equity incentive compensation program that is based on:

•	The long-term pre-tax investment performance of the strategies that they manage,
•	Diamond Hill’s assessment of the investment contribution they make to strategies they do not manage,
•	Diamond Hill’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration, and
•	Diamond Hill’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities.

Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis). Incentive compensation is paid annually from an incentive pool that is determined based on several factors including investment results in client portfolios, revenues, employee performance, and industry operating margins. Portfolio manager compensation is not directly tied to product asset growth or revenue; however, both of these factors influence the size of the incentive pool and therefore indirectly contribute to portfolio manager compensation. Incentive compensation is subject to review and oversight by the compensation committee of Diamond Hill’s parent firm, Diamond Hill Investment Group, Inc. The compensation committee is comprised of independent outside members of the board of directors. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match. Diamond Hill also offers a Deferred Compensation Plan, whereby each portfolio manager may voluntarily elect to defer a portion of their incentive compensation. Any deferral of incentive compensation must be invested in Diamond Hill Funds for the entire duration of the deferral.

LSV Asset Management (“LSV”), 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. LSV is a Delaware general partnership between LSV’s management team and current and retired employee partners (61%) and SEI Funds, Inc. (39%), a wholly-owned subsidiary of SEI Investments Company. Both SEI Funds, Inc. and SEI Investments Company are located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. For its services as a Sub-adviser, LSV is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for the portfolio managers, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of the fees for these accounts are based on account performance, this information is reflected below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Dr. Josef Lakonishok	39	$16.5 billion	71	$22.8 billion	406	$49.5 billion
Menno Vermeulen	39	$16.5 billion	71	$22.8 billion	406	$49.5 billion
Puneet Mansharamani, CFA	39	$16.5 billion	71	$22.8 billion	406	$49.5 billion
Greg Sleight	39	$16.5 billion	71	$22.8 billion	406	$49.5 billion
Guy Lakonishok, CFA	39	$16.5 billion	71	$22.8 billion	406	$49.5 billion
Accounts Subject to Performance Fees
Dr. Josef Lakonishok	0	0	6	$1.5 billion	69	$9.9 billion
Menno Vermeulen	0	0	6	$1.5 billion	69	$9.9 billion
Puneet Mansharamani, CFA	0	0	6	$1.5 billion	69	$9.9 billion
Greg Sleight	0	0	6	$1.5 billion	69	$9.9 billion
Guy Lakonishok, CFA	0	0	6	$1.5 billion	69	$9.9 billion

As of June 30, 2020, no portfolio manager beneficially owned any shares of the Fund.

Material Conflicts. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades to confirm consistency with LSV’s policies and procedures.

Compensation. Dr. Lakonishok and Messrs. Vermeulen, Mansharamani, Sleight and G. Lakonishok receive a fixed base salary and bonus which is a function of overall firm profitability and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. In addition, each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests.

Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), 111 Huntington Avenue, Boston, Massachusetts, 02199, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. For its services as a Sub-adviser, MFS is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Manager. The table below identifies, for the portfolio manager, the number of accounts managed (excluding the Small/Mid Cap Value Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Richard Offen	4	$4.5 billion	0	$0	0	$0
Kevin Schmitz	8	$15.4 billion	0	$0	4	$83.3 million

As of June 30, 2020, the above-listed portfolio manager did not beneficially own any shares of the Fund.

Material Conflicts. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Small/Mid Cap Value Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Small/Mid Cap Value Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Small/Mid Cap Value Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Small/Mid Cap Value Fund’s investments. Investments selected for funds or accounts other than the Small/Mid Cap Value Fund may outperform investments selected for the Small/Mid Cap Value Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Small/Mid Cap Value Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Small/Mid Cap Value Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation. MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2019, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).

As of December 31, 2019, the Russell 2000® Value Index was the benchmark used to measure the performance of Messrs. Schmitz and Offen for the portion of the Small/Mid Cap Value Fund allocated to MFS.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate. The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Silvercrest Asset Management Group LLC (“Silvercrest”), 1330 Avenue of the Americas, 38th Fl., New York, New York 10019, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. Silvercrest is a wholly-owned subsidiary of Silvercrest L.P., which is a limited partnership minority-owned by Silvercrest employees and a majority-interest owned by publicly-held Silvercrest Asset Management Group Inc. For its services as a Sub-adviser, Silvercrest is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Roger W. Vogel	1	$184.6 million	0	$0	2,799	$8.8 million
Accounts Subject to Performance Fees
Roger W. Vogel	0	$0	0	$0	1	$73.9 million

As of June 30, 2020, the above-listed portfolio manager did not beneficially own any shares of the Fund.

Material Conflicts. The portfolio manager for the Small/Mid Cap Value Fund manages multiple accounts, including the Small/Mid Cap Value Fund. Conflicts of interest may arise where the structure of financial or other benefits available to the portfolio manager differs among these accounts. The portfolio manager may advise other pooled investment vehicles that pay a performance-based advisory fee. This may create an incentive to favor such vehicles over other accounts advised by the portfolio manager. In addition, the portfolio manager may devote unequal time and attention to the funds and accounts for which he provides investment advice. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he were to devote substantially more attention to a single fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Small/Mid Cap Value Fund, or make investment decisions that are similar to those made for the Small/Mid Cap Value Fund, both of which have the potential to adversely affect the price paid or received by the Small/Mid Cap Value Fund or the size of the security position obtainable for the Small/Mid Cap Value Fund. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Small/Mid Cap Value Fund’s ability to take full advantage of the investment opportunity. Silvercrest has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation. Compensation for the portfolio manager listed above includes an annual fixed based salary and potential incentive compensation up to a pre-determined fixed rate. The incentive compensation is primarily based on assets under management and composite portfolio performance relative to the relevant benchmark index over a rolling two-year period. The relevant index for the Small/Mid Cap Value Fund is the Russell 2000® Value Index. Additional incentive consideration may be awarded for professional development and contribution to the organization’s broader performance metrics.

International Equity Fund

Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”), Calton Square, 1 Greenside Row, Edinburgh, Scotland, EH1 3AN, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. Baillie Gifford Overseas is a wholly owned subsidiary of Baillie Gifford & Co. (“Baillie Gifford”), which is a partnership controlled by its working partners. For its services as a Sub-adviser, Baillie Gifford Overseas is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Gerard Callahan	5	$2.2 billion	2	$760 million	45	$15.3 billion
Iain Campbell	5	$2.2 billion	2	$296 million	42	$14.7 billion
Joe Faraday	5	$2.2 billion	1	$96 million	38	$14.5 billion
Moritz Sitte	5	$2.2 billion	3	$2.2 billion	38	$14.5 billion
Sophie Earnshaw	5	$2.2 billion	5	$1.7 billion	43	$20.9 billion
Accounts Subject to Performance Fees
Gerard Callahan	0	$0	0	$0	2	$480 million
Iain Campbell	0	$0	0	$0	2	$480 million
Joe Faraday	0	$0	0	$0	2	$480 million
Moritz Sitte	0	$0	0	$0	2	$480 million
Sophie Earnshaw	0	$0	0	$0	3	$3.9 billion

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. Baillie Gifford Overseas’ individual portfolio managers may manage multiple accounts for multiple clients, including the Fund. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford Overseas manages potential conflicts between the Fund and other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford Overseas has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation. The remuneration for non-partner Investment Managers (Portfolio Managers and Researchers) at Baillie Gifford has three key elements (i) base salary, (ii) a company-wide all staff bonus and (iii) a performance related bonus, referred to as the Investment Departments’ Bonus Scheme. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees.

Performance for non-partner Investment Managers is measured in two ways. Primarily, 50% of the bonus is based on individual performance. This is determined by the individual’s line manager at the annual appraisal at which staff are assessed against key competences and pre-agreed objectives. The remaining 50% is determined by the investment performance of the investment team, the Portfolio Construction Groups (PCGs), or a combination of both that the individual has been part of, over the specified investment time horizon, reflecting our emphasis on long term investing. The International All Cap strategy’s investment time horizon is five years.

Within the firm each Investment Team and the PCG have pre-determined performance targets. These targets, along with the relevant portfolios being measured, are established and agreed with by each Head of Department following consultation with the Investment Management Committee.

All Bonus Scheme members defer between 20% and 40% of their annual variable remuneration. Awards deferred are held for a period of three years and are invested in a range of funds managed by Baillie Gifford that broadly reflect the firm’s principal decision making process.

Gerard Callahan is a partner of Baillie Gifford. His remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits such as pension schemes are not available to partners and therefore partners provide for benefits from their own personal funds.

Edinburgh Partners Limited (“Edinburgh Partners”), 27-31 Melville Street, Edinburgh, Scotland EH3 7JF, is the sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. Edinburgh Partners was co-founded in 2003 by Dr. Sandy Nairn and a number of other key employees. On May 1, 2018, Edinburgh Partners became a wholly-owned subsidiary of Franklin Resources Inc., a global investment management organization operating as Franklin Templeton Investments. The executive directors are Dr. Sandy Nairn, Kenneth Greig, and Jeremy Young. For its services as a Sub-adviser, Edinburgh Partners is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Anthony Mather	0	0	0	0	1	$31 million
Dr. Sandy Nairn	1	$3.1 billion	1	$18 million	1	$145 million
Accounts Subject to Performance Fees
Anthony Mather	0	0	0	0	0	$0
Dr. Sandy Nairn	1	$3.1 billion	0	0	0	$0

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. Edinburgh Partners has identified a number of possible areas for conflicts to arise and these are documented in the firm’s conflict matrix. The matrix is reviewed annually by the Operational Management Committee. In addition, the Regulatory and Operational Risk Department conducts monitoring activity over a number of potential conflicts and their controls.

The material conflicts identified are as follows:

1.	Staff being in possession of material non-public information.

2.	Staff may hold positions in shares which are also held by clients. This could lead to staff “front running” client orders (i.e. dealing personally ahead of orders being placed for clients).
3.	Investing client portfolios in connected investment trusts or collective investment schemes.
4.	Excessive turnover for performance fee clients.
5.	Inducements to or from staff.
6.	Bribery and/or corruption of staff.
7.	Aggregation and allocation of client orders.
8.	Cross transactions.
9.	Performance fee versus fixed fee.
10.	Soft dollars

Compensation. Investment Partners are remunerated through a base salary and a discretionary annual bonus payment. It is designed to reward and retain high-performing and motivated employees consistent with the long term financial performance of the firm. The scheme is wholly discretionary. Bonuses will be awarded only when there are available profits to do so and will be based on measurable individual performance.

There are a number of factors which are considered when determining the percentage award made to individual employees such as overall appraisal rating, underlying investment performance, fund investment return and number of stock recommendation returns.

For eligible members of staff, there is a deferred bonus scheme for which investment staff form part of the eligible employee pool. Any sums awarded through this scheme may be deferred in accordance with the Discretionary Deferred Bonus Scheme Terms and Conditions, which include the facility to downwardly adjust the amount vesting each year depending on the profitability of the firm.

Mondrian Investment Partners Limited (“Mondrian”), 10 Gresham Street, Fifth Floor, London EC2V 7JD, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. Mondrian is employee-owned. Ownership of the partnership is widely spread among employees. For its services as a Sub-adviser, Mondrian is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Elizabeth Desmond, CFA	5	$2.2 billion	3	$4.3 billion	6	$3.2 billion
Nigel Bliss	5	$2.2 billion	2	$4.2 billion	13	$9.5 billion*
Alex Simcox, CFA	2	$1.2 billion	2	$4.2 billion	15	$6.9 billion
Steven Dutaut, CFA	2	$578 million	2	$4.2 billion	16	$8.8 billion

* This figure includes $3.684 billion of non-regulatory model assets under advisement.

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Mondrian does not foresee any material conflicts of interest that may arise in the management of the Fund and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are put ahead of Mondrian’s own interests or those of its employees and directors:

•	Access to non-public information
•	Allocation of aggregated trades
•	Allocation of investment opportunities
•	Allocation of new issue opportunities
•	“Cherry picking” (inappropriate attempts to improve the appearance of portfolio performance)
•	Client Priority – advisory
•	Client order priority – trading across mandates
•	Client order priority – directed and restricted brokers
•	Dealing in investments as agent for more than one party
•	Dealing in investments as principal in connection with the provision of seed capital for Mondrian sponsored Limited Partnerships and other Mondrian Funds
•	Directorships and external business arrangements
•	Dual agency (cross trades)
•	Employee remuneration
•	Employee personal account dealing
•	Employee personal charitable giving
•	Employee personal political giving
•	Error resolution
•	Execution services – Broker/dealer selection and allocation
•	Gifts and entertainment
•	Investment in shares issued by companies who are clients of Mondrian
•	Management of investment capacity
•	Marketing materials
•	Most favored nation fee arrangements
•	Payment and receipt of Research Services
•	Performance fees
•	Personal conflicts of interest
•	Placement agents and pay to play
•	Portfolio holdings disclosure
•	Portfolio pumping (price manipulation to improve portfolio performance)
•	Pricing and valuation
•	Product allocation
•	Proxy voting and shareholder activism
•	Relationships with consultants
•	“Step out trades” (where a broker shares commission with a third party)
•	Transactions with affiliated brokers (Mondrian does not have any affiliated brokers)
•	“Window dressing” (inappropriate attempts to improve the appearance of portfolio performance)

Mondrian maintains a Conflicts of Interest Register that lists all potential conflicts of interest that have been identified. Any conflicts arising are logged immediately in the Conflicts of Interest Register.

Mondrian has written policies and procedures addressing each conflict identified in the Register. These policies and procedures are designed to manage the potential conflict so that the interests of clients are always put ahead of Mondrian or its employees.

Where a conflict has arisen, steps are taken to ensure that the conflict either does not arise again or is properly managed so that client interests remain paramount. These details are also recorded in the Register.

Mondrian has a comprehensive Compliance Monitoring Program which is specifically designed to check that key conflicts have been properly managed. A large number of the different types of tests that are carried out each year include checks to ensure that conflicts have been properly managed.

Any apparent violations of the procedures designed to manage conflicts are investigated and reported to the Chief Compliance Officer, who will determine any action necessary. Any material matters would be reported to senior management and the Mondrian Compliance & Risk Committee and, where required, any relevant regulator.

Compensation. Mondrian’s compensation program is designed to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of clients and the company. Compensation is not based on the performance of specific funds or accounts managed. Mondrian’s compensation program includes:

Competitive Salary. All investment professionals are remunerated with a competitive base salary.

Profit Sharing Bonus Pool. All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

Equity Ownership. Mondrian is 100% employee controlled. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in instalments over a number of years post an agreed retirement from the firm. This is a (very) long term incentive plan directly tied to the long term equity value of the firm.

Incentives (Bonus and Equity Programs) therefore focus on the key areas of a) research quality, b) long-term and short-term investment performance of securities that are bought or sold in the groups of portfolios for which the investment professional has research responsibility, c) teamwork, d) client service and e) marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Remuneration Committee: In determining the amount of bonus and equity awarded, Mondrian’s Board of Directors consults with the company’s Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse’s or dependent’s pension may also be payable.

Mondrian remuneration philosophy

The guiding principle of the company’s compensation programs is to enable it to retain and motivate a team of high-quality employees with both attractive shorter-term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Through widespread equity ownership, we believe that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.

Approximately 100 Mondrian employees are equity owners of the business representing about 60% of the total staff. In determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, should enable us to attract and retain high-caliber employees.

Pzena Investment Management, LLC (“Pzena”), 320 Park Avenue, 8th Floor, New York, New York 10022, is the Sub-adviser for an allocated portion of the International Equity Fund pursuant to a Sub-advisory Agreement with the Adviser. Pzena is a Delaware limited liability company controlled by Pzena Investment Management, Inc., also located at 320 Park Avenue, 8th Floor, New York, New York 10022. For its services as a Sub-adviser, Pzena is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for the portfolio managers, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Caroline Cai	8	$1.6 billion	45	$7.1 billion	54	$9.6 billion
Allison Fisch	9	$1.6 billion	26	$2.9 billion	28	$5.1 billion
John Goetz	8	$1.6 billion	45	$7.1 billion	54	$9.8 billion
Accounts Subject to Performance Fees
Caroline Cai	1	$142.7 million	2	$301.5 million	2	$206.3 million
Allison Fisch	1	$142.7 million	2	$301.5 million	2	$206.3 million
John Goetz	1	$142.7 million	1	$22.1 million	0	0

As of June 30, 2020, no portfolio manager beneficially owned any shares of the Fund.

Material Conflicts. Pzena does not foresee any conflicts of interest in the management of the Fund and its other accounts. Pzena applies the same value minded philosophy across all of its strategies. Pzena, as a matter of policy and practice, acts as a fiduciary in all client matters, seeks to avoid or resolve conflicts of interest, and meets all regulatory requirements. Standards of business conduct are detailed in Pzena’s Code of Business Conduct and Ethics (“Code of Ethics”). Each employee is responsible to have read, be familiar with, and annually certify compliance with Pzena’s Code of Ethics. There is no conflict of the duties necessary for the Fund and other products. In all cases, Pzena acts as a fiduciary of client assets and accounts and follows its trading policies and procedures.

Compensation. Pzena’s portfolio managers are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance. Eligibility for bonus compensation is examined annually by Pzena. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on Fund performance or assets of the Fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking, which is contrary to the firm’s value investment philosophy. Ultimately, the equity ownership is the primary tool used by Pzena for attracting and retaining the best people. This ties personnel to long-term performance as the value of their ownership stake depends on Pzena delivering superior long-term results to investors. All portfolio managers listed are equity owners of Pzena.

WCM Investment Management, LLC (“WCM”), 281 Brooks Street, Laguna Beach, California 92651, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. WCM is a limited liability company organized in the state of Delaware. WCM is independently controlled by its employees. For its services as a sub-adviser, WCM is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Sanjay Ayer	22	$21.8 billion	25	$7.2 billion	981	$24.8 billion
Paul Black	19	$20.2 billion	24	$7.2 billion	981	$24.5 billion
Peter Hunkel	22	$21.4 billion	25	$7.2 billion	981	$24.5 billion
Michael Trigg	22	$21.4 billion	25	$7.2 billion	981	$24.5 billion
Kurt Winrich	19	$20.2 billion	24	$7.2 billion	981	$24.5 billion

Accounts Subject to Performance Fees
Sanjay Ayer	0	$0	0	$0	8	$2.2 billion
Paul Black	0	$0	0	$0	8	$2.2 billion
Peter Hunkel	0	$0	0	$0	8	$2.2 billion
Michael Trigg	0	$0	0	$0	8	$2.2 billion
Kurt Winrich	0	$0	0	$0	8	$2.2 billion

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with WCM’s trade allocation policy.

Compensation. WCM’s compensation practices employ a multi-pronged approach and play an important role in rewarding and retaining key professionals, whether investment (research), sales, or operations. To be clear, compensation arrangements are not determined on the basis of the number of accounts managed or the performance of specific funds.

For investment (research) professionals, compensation breakdown includes:

•	Base Salaries: all investment professionals receive competitive base salaries reflective of their role and contribution to the investment (research) team.
•

Bonuses: Additional compensation comes in the form of periodic (nominally semi-annual) bonuses. WCM employs a qualitative, discretionary bonus system to incentivize and reward our team members based primarily on their performance in contributing to team results. This springs from WCM’s belief (supported by various academic studies) that small, cohesive, collaborative teams can and do provide better results than “star systems” or “armies of analysts”. Although WCM subscribes to that old aphorism, “the whole can be greater than the sum of the parts,” individual performance is not ignored – it simply plays a subordinate role to team success. These evaluations are made on a regular basis by the investment (research) team leaders, utilizing a review system that begins with a “return-on-time” assessment for each investment (research) team member and is then supplemented, reviewed, and approved by the firm’s Leadership Team.

•	Profit-Sharing: WCM does not utilize a cash profit-sharing plan, but WCM does include a profit-sharing component in the Employee Benefit Plan (see below).
•

Employee Benefit Plan: All employees are eligible to participate in the WCM Employee Savings Plan (401(k)) after six full months of employment. Besides the normal employee pre-tax deferral, the 401(k) has two possible employer components: 1) discretionary employer match, and 2) discretionary employer profit-sharing contribution. Currently, the only employer component being utilized is the profit sharing component, which is determined annually and contributes a substantial amount to each employee’s retirement account. There is no vesting period for employer contributions.

•

Equity Ownership: All employees, upon completing three years of full-time employment, are eligible to be offered (and purchase) ownership. Further, WCM groups its partners into two categories: Principal Partners (owners of more than 1% of outstanding interest), and Regular Partners (owners of less than 1% outstanding interest).

WCM categorizes its non-investment (non-research) personnel into two groups: Sales, and Operations. Compensation breakdown for these non-investment (non-research) personnel is identical in form and structure to that for investment (research) personnel with two differences:

1.	Evaluations forming the basis for WCM’s qualitative, discretionary bonus system are made by the apropos team leaders, but are still supplemented, reviewed, and approved by the firm’s Leadership Team;
2.	For Sales personnel only, an additional component in compensation is an ongoing revenue share intended to incentivize both sales and client service.

Municipal Bond Fund, Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, and International Equity Fund

BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square Drive, Princeton, New Jersey 08540, is the Sub-adviser for an allocated portion of the Municipal Bond Fund, Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund and International Equity Fund pursuant to a Sub-advisory Agreement with the Adviser. BlackRock is a wholly owned subsidiary of BlackRock, Inc. For its services as a Sub-adviser, BlackRock is entitled to receive a fee from the Funds of which it manages an allocated portion.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Municipal Bond Fund
Walter O’Connor, CFA	29	$27.8 billion	0	$0	0	$0
Michael Kalinoski, CFA	16	$32.7 billion	0	$0	0	$0
Kevin Maloney, CFA	10	$2.4 billion	0	$0	0	$0
Large Cap Growth Fund
Rachel M. Aguirre	337	$1.31 trillion	161	$623.0 billion	129	$544.5 billion
Alan Mason	326	$1.31 trillion	0	$0	0	$0
Suzanne Henige	71	$131.0 million	1	$625.1 million	0	$0
Jennifer Hsui	298	$1.27 trillion	61	$76.37 billion	33	$23.92 billion
Amy Whitelaw	303	$1.23 trillion	110	$32.94 billion	0	$0

Large Cap Value Fund
Rachel M. Aguirre	337	$1.31 trillion	161	$623.0 billion	129	$544.5 billion
Alan Mason	326	$1.31 trillion	0	$0	0	$0
Suzanne Henige	71	$131.0 million	1	$625.1 million	0	$0
Jennifer Hsui	298	$1.27 trillion	61	$76.37 billion	33	$23.92 billion
Amy Whitelaw	303	$1.23 trillion	110	$32.94 billion	0	$0
Small/Mid Cap Growth Fund
Rachel M. Aguirre	337	$1.31 trillion	161	$623.0 billion	129	$544.5 billion
Alan Mason	326	$1.31 trillion	0	$0	0	$0
Suzanne Henige	71	$131.0 million	1	$625.1 million	0	$0
Jennifer Hsui	298	$1.27 trillion	61	$76.37 billion	33	$23.92 billion
Amy Whitelaw	303	$1.23 trillion	110	$32.94 billion	0	$0
Small/Mid Cap Value Fund
Rachel M. Aguirre	337	$1.31 trillion	161	$623.0 billion	129	$544.5 billion
Alan Mason	326	$1.31 trillion	0	$0	0	$0
Suzanne Henige	71	$131.0 million	1	$625.1 million	0	$0
Jennifer Hsui	298	$1.27 trillion	61	$76.37 billion	33	$23.92 billion
Amy Whitelaw	303	$1.23 trillion	110	$32.94 billion	0	$0
International Equity Fund
Rachel M. Aguirre	337	$1.31 trillion	161	$623.0 billion	129	$544.5 billion
Alan Mason	326	$1.31 trillion	0	$0	0	$0
Suzanne Henige	71	$131.0 million	1	$625.1 million	0	$0
Jennifer Hsui	298	$1.27 trillion	61	$76.37 billion	33	$23.92 billion
Amy Whitelaw	303	$1.23 trillion	110	$32.94 billion	0	$0

As of June 30, 2020, the above-listed portfolio managers did not beneficially own any shares of the Funds.

Portfolio Manager Potential Material Conflicts of Interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview. The discussion below describes the portfolio managers’ compensation as of June 30, 2020. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Kalinoski, Maloney and O’Connor

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, the benchmark for the Funds and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Discretionary Incentive Compensation – Mses. Aguirre, Henige, Hsui and Whitelaw and Mr. Mason

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Aguirre, Henige, Hsui and Whitelaw and Mr. Mason is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans – BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

SERVICE PROVIDERS

Administrator

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, MA 02110, acts as Administrator to the Trust pursuant to an Administrative Agency Agreement. As Administrator, BBH provides certain services to the Trust, including, among other responsibilities, administrative, tax, legal, accounting services, portfolio compliance monitoring, and financial reporting for the maintenance and operations of the Funds. In addition, BBH makes available the personnel and facilities to provide such services. In its capacity as Administrator, BBH does not have any responsibility or authority for the portfolio management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Pursuant to the Administrative Agency Agreement, the Trust has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BBH in the performance of its duties.

For the fiscal year ended June 30, 2019 and 2020, the Funds paid the following amounts to BBH for administrative and fund accounting services.

Fund	2019(1)	2020
Core Bond Fund	$197,480	$1,116,811
Core Plus Bond Fund	$214,100	$1,350,515
Municipal Bond Fund	$62,439	$543,221
Large Cap Growth Fund	$66,910	$315,783
Large Cap Value Fund	$85,666	$384,422
Small/Mid Cap Growth Fund	$42,484	$191,924
Small/Mid Cap Value Fund	$53,510	$227,613
International Equity Fund	$110,042	$624,197
(1)	For the fiscal period from May 17, 2019 (when BBH began as a service provider to the Funds) to June 30, 2019.

Prior to May 17, 2019, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), doing business as U.S. Bank Global Fund Services, served as Administrator to the Trust. For the fiscal years ended June 30, 2018 and 2019, the Funds paid the following amounts to U.S. Bancorp for administrative and fund accounting services:

Fund	2018	2019
Core Bond Fund	$2,390,120	$2,086,352
Core Plus Bond Fund	$1,142,081	$1,595,376
Municipal Bond Fund	$495,071	$510,375
Large Cap Growth Fund	$475,437	$454,722
Large Cap Value Fund	$550,513	$555,684
Small/Mid Cap Growth Fund	$390,140	$371,173
Small/Mid Cap Value Fund	$494,630	$453,205
International Equity Fund	$831,428	$806,260

Custodian

BBH also acts as Custodian to the Trust. In this capacity, BBH holds all cash and, directly or through a book entry system or an agent, securities of each Fund, delivers and receives payment for securities sold by such Fund, collects income from investments of each Fund and performs other duties as set forth in the Custodian Agreement between the Trust, on behalf of the Funds, and BBH. BBH does not participate in decisions relating to the purchase and sale of securities by the Funds.

Transfer Agent

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100 Denver, Colorado 80203, acts as the Funds’ Transfer Agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement with the Trust. ALPS Fund Services, Inc. is an affiliate of ALPS Distributors, Inc., the Funds’ principal underwriter.

Legal Counsel

Morgan Lewis & Bockius, LLP 1701 Market Street, Philadelphia, PA 19103-2921 serves as legal counsel to the Trust.

Goodwin Procter LLP 1900 N Street, N.W. Washington, D.C. 20036, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at One North Wacker Drive, Chicago, Illinois 60606, is the Funds’ independent registered public accounting firm, providing audit services, tax services and assistance with respect to filings with the SEC.

EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Sub-Advisory Agreement states that, with respect to the portion of a Fund managed by each of the Sub-advisers, that Sub-adviser shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that each Sub-adviser shall only direct orders to an affiliated person of that Sub-adviser in accordance with Board-adopted procedures and/or the 1940 Act. In general, a Sub-adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Sub-adviser may take the following into consideration, among other things: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty of executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the relevant Fund on a continuing basis. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, each Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction.

Subject to such policies as the Adviser and the Board may determine, a Sub-adviser shall not be deemed to have acted unlawfully or to have breached any duty created by its Sub-Advisory Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to a Sub-adviser a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if a Sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or each Sub-adviser’s or the Adviser’s overall responsibilities with respect to the applicable Fund or other advisory clients. Each Sub-adviser is further authorized to allocate the orders placed by it on behalf of the applicable Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of either. Such allocation shall be in such amounts and proportions as a Sub-adviser shall determine. Each Sub-adviser shall report on such allocations regularly to the Adviser and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations. The Sub-advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-advisers will be in addition to and not in lieu of the services required to be performed by the Sub-advisers under the Sub-Advisory Agreements.

On occasions when a Sub-adviser deems the purchase or sale of a security to be in the best interest of the relevant Fund as well as other clients of a Sub-adviser, each Sub-adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by a Sub-adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

For the fiscal years ended June 30, 2018, 2019, and 2020, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	2018	2019	2020
Core Bond Fund	$180,556	$162,478	$156,869
Core Plus Bond Fund	$135,962	$305,270	$480,335
Municipal Bond Fund	$665	$3,815	$10,538
Large Cap Growth Fund	$1,750,733	$1,038,249	$1,560,746
Large Cap Value Fund	$1,589,378	$1,783,089	$4,005,606
Small/Mid Cap Growth Fund	$666,790	$531,711	$1,179,319
Small/Mid Cap Value Fund	$1,636,702	$1,845,782	$2,895,753
International Equity Fund	$3,333,102	$3,485,285	$4,108,507

Material increases or decreases in aggregate commissions paid by a Fund were primarily attributable to an increase or decrease in the number of trades placed by the Fund. The number of trades placed reflects many factors, including market conditions, changes in a Fund’s assets, and changes in the allocation of a Fund’s assets amongst the Sub-Advisers of the Fund.

For the fiscal years ended June 30, 2018, 2019, and 2020, the Funds did not pay any underwriting commissions to its principal underwriters. ALPS Distributors became the Funds’ principal underwriter effective May 17, 2019. Prior to May 17, 2019, Quasar Distributors, LLC was the Funds’ principal underwriter.

For the fiscal year ended June 30, 2018, 2019, and 2020 the Small/Mid Cap Growth Fund paid the following aggregate brokerage commissions on portfolio transactions effected by an affiliated broker, Raymond James & Associates, Inc., of the Sub-Adviser directing the transactions, Eagle Asset

Management, Inc. Raymond James & Associates, Inc., is an affiliated broker of the Small/Mid Cap Growth Fund by virtue of the fact that it and Eagle Asset Management, Inc., are under the common control of Raymond James Financial, Inc.

Small/Mid Cap Growth Fund	2018	2019	2020
Aggregate Dollar Amount of Brokerage Commissions Paid to Affiliated Brokers	$1,847	$2,122	$3,861
Percentage of Total Brokerage Commissions Paid to Affiliated Brokers	0.277%	0.389%	0.398%

For the fiscal year ended June 30, 2020, the Funds entered into transactions directed to broker-dealers because of research services provided in the following amounts:

Fund	Total Commissions Paid to Broker-Dealers for Research Services	Amount of Related Transactions
Large Cap Growth Fund	$1,001,778	$6,573,101,983
Large Cap Value Fund	$2,652,317	$4,259,852,322
Small/Mid Cap Growth Fund	$672,851	$1,647,338,355
Small/Mid Cap Value Fund	$1,661,733	$2,570,542,780
International Equity Fund	$1,965,663	$2,552,077,995

For the fiscal year ended June 30, 2020, the Funds held the securities of their “regular broker-dealers” (as such term is defined in the 1940 Act) in the following amounts:

Fund	Regular Broker or Dealer	Aggregate Holdings as of June 30, 2020
Core Bond Fund	Barclays Capital, Inc.	$30,706,579
	Bank of America Securities, Inc.	$243,506,950
	Citigroup Global Markets, Inc.	$260,923,491
	Credit Suisse	$123,863,971
	Goldman Sachs and Co. LLC	$180,495,699
	JPMorgan Chase Securities, Inc.	$184,522,882
	Morgan Stanley & Co. Inc.	$170,443,944
	Nomura Securities International, Inc.	$10,402,369
	Wells Fargo Securities	$225,161,849

Core Plus Bond Fund	Barclays Capital, Inc.	$103,317,337
	Bank of America Securities, Inc.	$156,668,951
	Citibank N.A.	$2,062,890
	Citigroup Global Markets, Inc.	$79,872,143
	Credit Suisse	$112,475,030
	Deutsche Bank Securities, Inc.	$105,247,068
	Goldman Sachs and Co. LLC	$83,649,818
	JPMorgan Chase Securities, Inc.	$236,030,500

	Morgan Stanley & Co. Inc.	$151,867,380
	Nomura Securities International, Inc.	$3,989,507
	Societe Generale International	$22,697,778
	UBS AG, London Branch	$10,695,665
	Wells Fargo Securities	$184,455,502

Large Cap Growth Fund	Bank of America Corp.	$135,748,231
	Goldman Sachs & Co.	$28,283,967
	J.P. Morgan Chase & Co.	$84,926,116

Large Cap Value Fund	Bank of America Corp.	$33,995,275
	Citigroup Global Markets, Inc.	$147,781,404
	Goldman Sachs & Co.	$128,199,651
	J.P. Morgan Chase & Co.	$92,381,029
	Morgan Stanley & Co.	$54,579,434

Small/Mid Cap Value	Jefferies & Company, Inc.	$117,729

International Equity Fund	Barclay Investments Ltd.	$8,980,255
	Goldman Sachs & Co.	$373,060,561
	Macquarie Group Limited	$1,667,059
	UBS Financial Services, Inc.	$23,574,207
	HSBC Investment Bank PLC	$18,020,073

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shares issued and sold by the Funds are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of a Fund upon liquidation or dissolution. Each Fund votes on all matters solely affecting the Fund (e.g., approval of the Advisory Agreement). All series of the Trust vote as a single class on matters affecting those series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV of each Fund is determined by dividing the value of the Fund’s total net assets by the total number of shares outstanding. For purposes of calculating the NAV, portfolio securities and derivative instruments are valued using valuation methods adopted by the Board.

The Board has delegated responsibility for applying approved valuation policies to the Adviser. The Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

The Board has established a Valuation Committee whose function is to monitor the valuation of portfolio securities and derivative instruments and determine in good faith the fair value of the Funds’ holdings after considering all relevant factors. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and is authorized to make all necessary determinations to fair value the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers, dealers or independent pricing services are unreliable.

In using fair value pricing, a Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, a Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value.

Foreign securities, currencies and other assets denominated in currencies other than U.S. dollars are translated to dollars using exchange rates obtained from independent pricing services. All assets denominated in foreign currencies will be converted to U.S. dollars using the applicable currency exchange rates as of the close of the NYSE. Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments.

Fixed-income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds (other than short-term securities) are valued using that day’s bid price provided by an independent pricing service. The independent pricing service’s internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, trade information, market color, credit risks/spreads, default rates and quoted prices for similar assets and the securities’ terms and conditions. Mortgage- and asset-backed securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data and packaged collateral performance, as available. Short-term securities with 60 days or less remaining to maturity when acquired by a Fund are generally valued on an amortized cost basis, which approximates fair value.

Equity securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange on which there have been no sales are valued at the mean between the last bid and ask price on such day. Securities and financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective securities in accordance with procedures adopted by the Board.

Exchange traded financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales or settlement price. If there was no sale activity, the financial derivative is valued at the mean between the highest bid and lowest ask price on the relevant exchange closest to the close of the NYSE. Swap contracts are marked to market daily based on quotations provided by an independent pricing service.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

REDEMPTIONS AND PURCHASES IN-KIND

The information provided below supplements the information contained in the Funds’ Prospectuses regarding the purchase and redemption of Fund shares.

Redemptions In-Kind

The Funds have reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Each Fund does not intend to hold more than 15% of its portfolio in illiquid investments that are assets. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid investments, such distribution may contain a pro rata portion of such illiquid investments or the Fund may determine, based on a materiality assessment, not to include illiquid investments in the in-kind redemption. Under normal circumstances, the Funds do not anticipate that they would selectively distribute a greater than pro rata portion of any illiquid investments to satisfy a redemption request. If such investments are included in the distribution, shareholders may not be able to liquidate such investments and may be required to hold such investments indefinitely. Shareholders’ ability to liquidate such investments distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the investments or by law. Shareholders may only be able to liquidate such investments distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these investments by the recipient.

Purchases In-Kind

Subject to the approval of the applicable Fund, an investor may purchase shares of the Fund with securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser or Sub-adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Each Fund will make distributions of dividends and capital gains, if any, at least annually. A Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

All distributions will be reinvested in shares of the relevant Fund. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested. In January of each year, each Fund will issue to each shareholder a statement of the U.S. federal income tax status of all distributions to each shareholder.

Tax Information

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds’ Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. The summary is very general, and except as expressly discussed below, does not address investors subject to special rules, such as non-U.S. investors and investors who hold shares through an individual retirement account, 401(k) or other tax-advantaged account. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

You are urged to consult your own tax advisor regarding your investment in the Funds.

Qualification as a Regulated Investment Company

Each Fund has elected and intends to continue to qualify to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements applicable to RICs under the Code, so that the Fund will not be subject to any federal income or excise taxes. However, no Fund can give assurances that its distributions will be sufficient to eliminate all taxes. If a Fund fails to qualify as a RIC under Subchapter M of the Code and to qualify for certain relief provisions, it will be taxed as a regular corporation.

In order to qualify as a RIC, each Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency, or other income (generally including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”). Each Fund must also satisfy the following two asset diversification tests. At the end of each quarter of the Funds’ taxable year: (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities of any two or more issuers (other than the securities of other RICs) that the Fund controls (by owning 20% of the total combined voting power of all classes or stock entitled to vote of such issuers) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”). Each Fund must also distribute each taxable year to its shareholders at least the sum of 90% of the Fund’s net investment income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of the Fund’s net tax-exempt interest income, if any (the “Distribution Requirement”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Test in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of any Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax

Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders

Each Fund’s ordinary income generally consists of interest on investments and dividend income. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you.

Distributions of net investment income (other than distributions of exempt-interest dividends) and net short-term capital gains are taxable to shareholders at ordinary income tax rates or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares. Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. In view of the investment policy of the Core Bond Fund, the Core Plus Bond Fund, and the Municipal Bond Fund, it is generally not expected that dividends from domestic corporations will be part of the gross income of those Funds and that, accordingly, part of the distributions by such Funds are unlikely to be eligible for the reduced tax rates applicable to qualified dividend income received by individual shareholders.

Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Funds, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that a Fund receives from an ETF, an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders, currently set at a maximum rate of 20%, regardless of the length of time they have held their shares. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders of some Funds, a Fund’s distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. In view of the investment policy of the Core Bond Fund, the Core Plus Bond Fund, the Municipal Bond Fund and the International Equity Fund, it is generally not expected that dividends from domestic corporations will be part of the gross income of those Funds and that, accordingly, part of the distributions by such Funds are unlikely to be eligible for the dividends-received deduction for corporate shareholders.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Capital gains distributions are not eligible for the dividends received deduction for corporate shareholders. There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy. Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.

Distributions of capital gain and distributions of net investment income received shortly after the purchase of shares reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares just prior to a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you are taxed on the distribution even though, as an economic matter, the distribution represents a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

A Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income, exempt-interest dividends, and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Sales, Exchanges or Redemptions

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain or a tax-exempt interest dividend distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution or disallowed to the extent of tax-exempt interest dividend distributions. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

Each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders cost basis information for purchases of Fund shares. Each Fund is also required to report whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use the default cost basis method which, if applicable, will be provided to you by your financial adviser in a separate communication. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

Backup Withholding

Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 24% in the case of a non-exempt shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS for failure to properly report payments of interest or dividends; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien). If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal tax liability if proper documentation is provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Foreign Taxes

Each Fund (other than the Municipal Bond Fund) may invest in foreign securities and therefore may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund, subject to certain exceptions. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of the Fund’s foreign source income (including any foreign income taxes paid by the Fund) and must treat the amounts so included as if the shareholder had paid the foreign tax directly. The shareholder is then entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund, subject to certain exceptions. In this case, these taxes will be taken as a deduction by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund- of- funds” under the Code. If a Fund is a “qualified fund- of- funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund- of- funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

To the extent a Fund invests in an underlying fund (including an ETF) that indicates that such underlying fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Fund may be able to receive the benefits of a “qualified fund of funds” as described above. If, however, an underlying fund loses its status as a RIC under the Code, a Fund would no longer be permitted to count its investment in such underlying fund for purposes of satisfying the requirements to be a “qualified fund of funds.” In addition, an underlying fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to a Fund which would affect the amount, timing and character of such income distributed by an underlying fund to a Fund.

Tax Treatment of Complex Securities

The Funds may invest in complex securities and these investments may be subject to numerous special and complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the following discussion regarding the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, the Funds may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Any security or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short–term capital gain rather than long–term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short–term capital losses, be treated as long–term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain forward and options contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of their taxable year generally will be required to be “marked-to-market” for federal income tax purposes and deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short–term capital gain or loss. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when an adviser might not otherwise have chosen to do so.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by each Fund. Under these rules, foreign exchange gain or loss realized with respect to debt securities and certain foreign currency forward contracts is treated as ordinary income or loss. Some part of a Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward any foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. A Fund may have to distribute to its shareholders certain “phantom” income and gain the Fund accrues with respect to its investment in a PFIC in order to satisfy the Fund’s distribution requirement and to avoid imposition of the 4% excise tax described above. A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

A Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Non-U.S. Investors

Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at a 30% rate (or a lower treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Obligations

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of RICs are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account.

Additional Considerations for the Municipal Bond Fund

Shares of the Municipal Bond Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Municipal Bond Fund. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Municipal Bond Fund.

If at least 50% of the value of the Municipal Bond Fund’s total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. federal income tax, then the Municipal Bond Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying tax-exempt interest dividends. The Municipal Bond Fund intends to qualify and to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends. “Tax exempt-interest dividends” are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders. An underlying fund taxable as a RIC will generally be eligible to distribute exempt-interest dividends if at least 50% of its total assets at the close of each quarter of its taxable year consist of tax-exempt obligations.

The Municipal Bond Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes tax-exempt interest dividends. The reported portion generally cannot exceed the excess of the amount of interest excludable from gross income under the Code received by the Municipal Bond Fund during the taxable year over any amounts disallowed with respect to deductions for interest expense incurred to purchase or carry tax-exempt obligations. Similarly, interest on indebtedness incurred to purchase or carry shares of the Municipal Bond Fund by shareholders will not be deductible to the extent that the Municipal Bond Fund’s distributions are exempt from the U.S. federal income tax. In addition, an investment in the Municipal Bond Fund may result in Federal AMT liability for non-corporate shareholders. Certain deductions and exemptions have been designated an “item of tax preference” which must be added back to taxable income for purposes of calculating the Federal AMT, which is applicable only to non-corporate taxpayers. Tax preference items generally include tax-exempt interest on certain “private activity bonds.” To the extent the Municipal Bond Fund invests in certain private activity bonds, its non-corporate shareholders subject to the Federal AMT will be required to report that portion of the Municipal Bond Fund’s distributions attributable to income from the bonds as a tax preference item in determining their Federal AMT, if any. Shareholders will be notified of the tax status of distributions made by the Municipal Bond Fund. Interest paid on a municipal bond issued after December 31, 2017 to advance or refund another municipal bond is subject to federal income tax.

Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in the Municipal Bond Fund. Furthermore, non-corporate shareholders subject to the Federal AMT will not be permitted to deduct any of their share of the Municipal Bond Fund’s expenses in computing their Federal AMT.

Shareholders with questions or concerns about the Federal AMT should consult own their own tax advisers.

The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from U.S. federal income tax in fact meet the requirements for such exemption. Ordinarily, the Municipal Bond Fund relies on opinions from the issuer’s bond counsel that interest on the issuer’s debt obligation will be exempt from U.S. federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize the Municipal Bond Fund’s ability to pay any tax-exempt interest dividends. Similar challenges may occur as to state specific exemptions.

A shareholder who receives Social Security or railroad retirement benefits should consult the shareholder’s own tax adviser to determine what effect, if any, an investment in the Municipal Bond Fund may have on the U.S. Federal taxation of such benefits. Tax-exempt interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of the Municipal Bond Fund’s income other than tax-exempt interest dividends generally will be taxable to shareholders. Gains realized by the Municipal Bond Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.

Although tax-exempt interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, tax-exempt interest dividends may be subject to state and local taxes. You should consult your own tax advisor to discuss the tax consequences of your investment in the Municipal Bond Fund.

State Taxes

Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

The foregoing discussion regarding federal and state income taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this SAI and is subject to change by legislative or administrative action. Shareholders should consult their tax advisor concerning the federal, state, local, and foreign tax consequences of an investment in a Fund.

DISTRIBUTOR

ALPS Distributors, Inc. (“ALPS Distributors”), 1290 Broadway, Suite 1100, Denver Colorado 80203, acts as principal underwriter in a continuous public offering of the Funds’ shares. Pursuant to a distribution agreement (the “Distribution Agreement”) between ALPS Distributors and the Trust, on behalf of the Funds, ALPS Distributors acts as the Trust’s principal underwriter and distributor (the “Distributor”) and provides certain administration services and promotes and arranges for the sale of the Funds’ shares. ALPS Distributors is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).

After its two year initial term, the Distribution Agreement between the Trust and ALPS Distributors continues in effect only if such continuance is specifically approved at least annually by the Board or the vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on a 60-day written notice when authorized by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, including a majority of the Independent Trustees, or by ALPS Distributors on a 180-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

FINANCIAL STATEMENTS

The audited financial statements, accompanying notes and report of PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, appearing in the Annual Report are incorporated by reference in this SAI and are so incorporated by reference in reliance upon such report of PricewaterhouseCoopers LLP given upon the authority of such firm as experts in auditing and accounting.

Copies of the Annual Report are available, upon request and without charge, by calling the applicable Funds at 1-855-823-3611, by visiting www.bridgebuildermutualfunds.com, or by writing to the following address:

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1100

Denver, CO 80203

The Annual Report to shareholders includes a summary portfolio schedule. The full portfolio schedule for the Funds from their Form N-CSR filing with the SEC is incorporated by reference into this SAI.

APPENDIX A

SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectus and this SAI. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds

Aaa:    Bonds that are rated Aaa are judged to be of the highest quality and subject to the lowest level of credit risk.

Aa:    Bonds that are rated Aa are judged to be of high quality and are subject to very low credit risk.

A:    Bonds that are rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:    Bonds that are rated Baa are judged to be medium-grade and subject to moderate credit risk. Bonds rated Baa may possess certain speculative characteristics.

Ba:    Bonds that are rated Ba are judged to be speculative and are subject to substantial credit risk.

B:    Bonds that are rated B are considered speculative and are subject to high credit risk.

Caa:    Bonds that are rated Caa are judged to be speculative, of poor standing, and subject to very high credit risk.

Ca:    Bonds that are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:    Bonds that are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by

Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA:    Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA:    Bonds rated AA differ from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A:    Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB:    Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:    Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B:    Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:    An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:    An obligation rated CC is currently highly vulnerable to nonpayment.

C:    A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have no experienced a payment default.

A C rating may be assigned to subordinated debt, preferred stock, or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D:    An obligation rated D is in default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Credit Ratings – Municipal Securities and Commercial Paper

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government are identified with a # (hatchmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group. Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality, but have narrow liquidity and cash-flow protection and less well-established access to refinancing.

Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1:    Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Municipal Bond Ratings

AAA — Prime Grade:    These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds:    In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds:    Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade:    The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade:    Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds:    There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds:    Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements:    Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest. Notes rated SP-3 have a speculative capacity to pay principal and interest.

Commercial Paper

A-1:    A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:    A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:    A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:    A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

APPENDIX B

PROXY VOTING POLICIES

The following information is a summary of the proxy voting guidelines for the Adviser and the Sub-advisers.

I. BACKGROUND

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), each registered investment adviser should adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy of such upon request. Furthermore, Rule 204-2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

II. POLICY

The Adviser has contractually delegated the Funds’ proxy voting authority to each of its respective Sub-advisers, as applicable. The Adviser’s Chief Compliance Officer, or his or her designee, monitors proxy voting guidelines and performs an annual review of each Fund’s proxy voting program to confirm that review, monitoring, and filing processes are satisfied. The Adviser will review each Sub-adviser’s proxy voting guidelines to ensure that they meet the standards set forth from time to time by the SEC. The Adviser will report to the Board as necessary regarding the compliance of the Adviser’s proxy voting guidelines and each Sub-adviser’s proxy voting guidelines with such SEC standards, including the procedures that the Adviser and each Sub-adviser uses when a vote presents a conflict between the interest of Fund shareholders and those of the Adviser or any Sub-adviser, respectively. The Sub-advisers shall report to the Adviser on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved. The Adviser shall provide such reports to the Board and will report to the Board at least annually on any conflicts of interest that arose from its own proxy votes and how such conflicts were resolved.

Though unanticipated, the Adviser, in certain instances, may be required to vote proxies of Funds’ portfolio holdings instead of the Fund’s Sub-advisers. For such instances, the Adviser has delegated to Edward Jones the function of ensuring proxies for which the Adviser is responsible are voted in the best interest of the Funds’ shareholders and in accordance with the guidelines and procedures adopted by Edward Jones. Edward Jones utilizes the services of an independent, unaffiliated third-party proxy voting service in the administration of this function.

ARTSIAN PARTNERS

PROXY VOTING POLICY

Introduction

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients’ securities in a manner that, in the judgment of Artisan Partners, is in the clients’ economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

Responsibility for Voting

Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act (ERISA) and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners’ judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

Primary Consideration in Voting

When Artisan Partners votes a client’s proxy with respect to a specific issuer, a client’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn’t take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

Engagement of Service Provider

Artisan Partners has engaged ISS (Institutional Shareholder Services) (ISS) to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities. In addition to ISS, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. (GL), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

Voting Guidelines

☐        Client Policy—If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy.

☐        No Client Policy—If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client’s account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the Guidelines).

The Guidelines set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

☐    Limitations on Exercising Right to Vote—In the following circumstances Artisan Partners will not vote a client’s proxy:

•    No Responsibility—In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting. In addition, Artisan Partners will not generally vote a client’s proxy after a client has terminated its advisory relationship with Artisan Partners.

•    Limited Value—Artisan Partners may abstain from voting the client’s proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•    Unjustifiable Costs or Disadvantages—Artisan Partners may also abstain from voting the client’s proxy when the costs of or disadvantages resulting from voting, in Artisan Partners’ judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

•    Securities Lending—Certain of Artisan Partners’ clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted.

Proxy Voting Committee

Artisan Partners’ Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) where there is an actual or potential conflict of interest, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons appointed by Artisan Partners from time to time, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

Administration

☐    Designation of Proxy Administrators—Members of the trading operations department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

☐    Receipt and Recording of Proxy Information—The legal and compliance department is responsible for establishing in the records for each client whether the client has:

•    vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

•     adopted a proxy voting policy that Artisan Partners is required to follow.

Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

☐    Notification of Custodian and ISS—For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the trading operations department or a Proxy Administrator shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS and shall notify ISS of those instructions.

☐    ISS Reports on Pending Proxy Solicitations—ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS’ reports as necessary, but no less frequently than weekly.

☐    Potential Conflicts of Interest—In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

Each person who serves as a Proxy Administrator, is a member of an investment team that recommends votes or serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the Identified Issuers), and provide such list to each Proxy Administrator.

Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, the procedures described below will be followed.

☐    Voting Analysis—ISS and GL deliver information relating to their research on particular votes and their vote recommendations electronically to the Proxy Administrators. A Proxy Administrator shall review the research and vote recommendations.

•    For all votes relating to routine or corporate administrative items (as identified in the Guidelines):

•    the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines.

•    For all other votes (identified as discretionary issues in the Guidelines):

•    the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security or a member of the Proxy Voting Committee to ascertain or confirm the team’s recommendation with respect to the vote. If the vote pertains to an Identified Issuer, the Proxy Administrator will disclose the potential conflict and ask whether the potential conflict has influenced the voting recommendation.

•    The Proxy Administrator will provide the voting recommendation to at least one member of the Proxy Voting Committee, who shall review the vote to evaluate whether the recommended vote appears to be the result of a conflict of interest. The member of the Proxy Voting Committee will consider the recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest.

•    In the absence of a conflict of interest, the Committee member will generally follow the recommendation. If a conflict of interest is identified or the vote pertains to an Identified Issuer, the Committee member will convene a meeting of the Committee, which will determine the course of action that it believes would best serve the interests of Artisan Partners’ clients as shareholders.

•    If the Committee concludes that a voting recommendation was influenced by a conflict of interest, the Committee may instruct the firm’s Proxy Administrator to vote proxies in accordance with the recommendations of ISS or GL, provided that such service provider provides research and analysis with respect to the issuer in question and the Committee member has reason to believe the service provider is independent of the issuer. If neither ISS nor GL meets these requirements, the Committee shall consider what course of action will best serve the interests of Artisan Partners’ clients, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

•    For votes of particular interest to an investment team:

•    from time to time, the investment team(s) whose portfolios hold the subject security or a member of the Proxy Voting Committee may determine that following the Guidelines would not be in the economic best interests of Artisan Partners’ clients as shareholders; in which case, the team(s) or a member of the Proxy Voting Committee shall notify a Proxy Administrator, who will then provide the members of the Proxy Voting Committee with a summary of the information relating to the relevant proxy proposal and the recommended vote together with ISS’s and/or GL’s analyses. The Proxy Voting Committee shall consider the recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the recommendation.

In certain circumstances, ISS or GL may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from ISS and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, the recommendations of the team or a member of the Proxy Voting Committee shall be followed in accordance with and subject to the guidelines set forth above.

Review of Votes Cast

On a monthly basis, Artisan Partners monitors strategy votes to ensure ballots are processed on a consistent basis. On a quarterly basis, Artisan Partners engages in a vote reconciliation process for a representative account in each investment strategy managed by Artisan Partners. Artisan Partners determines whether proxy ballots for each meeting held during the quarter were voted in accordance with Artisan Partners’ voting instructions and this Proxy Voting Policy.

In some cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, a full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client’s custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. A full reconciliation of votes cast and shares held by those clients also is not possible. However, if a discrepancy is identified, Artisan Partners shall use reasonable efforts to determine the reasons for the discrepancy, and if such discrepancy is due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

Records and Reports

☐    Reports—Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners’ Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners’ proxy voting records with respect to a client’s account available to that client or its representatives for review and discussion upon the client’s request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners’ proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.

☐    Records—Basis for Vote—Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

•        For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

•        For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member or a member of the Proxy Voting Committee.

☐    Records— General—The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners’ request:

•    a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC’s EDGAR website;

•    a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

•    a copy of each written client request for Artisan Partners’ proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

•    a copy of Artisan Partners’ Proxy Voting Policy, including the Guidelines.

☐    Records— Retention—All records kept under this Records and Reports section shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

Artisan Partners

Appendix A Proxy Voting Guidelines

I.	Background

The following proxy voting guidelines (Guidelines) summarize Artisan Partners’ positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS.

The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners’ clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners’ investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.

II.	General Guidelines

A.

Reliance on Information Provided by and Due Diligence of ISS—Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

B.

Non-U.S. Securities—In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (share blocking). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client’s proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub- custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client’s account unless the client, in conjunction with the client’s custodian, has fulfilled these requirements.

C.

Securities Lending—Certain of Artisan Partners’ clients engage in securities lending programs under which a client’s shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. In addition, in some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so. Therefore, in most cases, those shares will not be voted.

D.

Securities Not Acquired by Artisan Partners—From time to time, Artisan Partners’ client accounts may hold securities not specifically acquired for such accounts by Artisan Partners. Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients’ investments in short-term investment funds for cash management purposes. When Artisan Partners receives proxies relating to such securities, it will vote in accordance with the recommendations of ISS.

E.

Consideration of Relevant Factors—These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III.	Routine and Corporate Administrative Items

A.	Operational Items

1.

Adjourn Meeting—Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a proposal of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

2.

Amend Quorum Requirements—Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.

Minor Amendment to Charter or Bylaws—Vote FOR bylaw or charter changes that are housekeeping or administrative in nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

4.	Change Company Name—Vote FOR proposals to change the corporate name.

5.

Change in Principal Place of Business or Registered Office—Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

6.

Change Date, Time, or Location of Annual Meeting—Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

7.

Electronic Meetings of Shareholders—Vote FOR management proposals to hold shareholder meetings using audio and video transmission (including live webcasts), unless the proposed alternative appears unreasonable in light of the circumstances.

8.	Ratify Auditors—Vote FOR management proposals to ratify the selection of auditors, unless:

•

An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, including whether the amount of consulting or related services provided by the auditor to the issuer or the fees paid for non-audit services are excessive;

•	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Serious concerns about accounting practices are identified such as fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.

9.

Authorize Board to Fix Remuneration of Auditors—Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

10.	Confidential Voting—Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

11.	Submission of Financial Statements and Statutory Reports—Vote FOR the adoption or approval of routine submissions of an issuer’s annual financial statements and statutory reports.

12.

Dividend Distributions and Profit Distribution/Allocation Plans—Vote FOR routine submissions of an issuer’s cash or stock dividend payout and profit distribution/allocation plans (including dividend capitalization or share capital reduction plans accompanied by cash distributions), assuming pro rata payout or distribution to all shareholders. Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

13.

Transact Other Business or Grant a Blank Proxy—Vote AGAINST proposals to approve other business when it appears as a voting item or to give proxy authority to a specified person to vote, at that person’s discretion, on any item that has yet to be raised and/or about which no information has been disclosed.

14.

Electronic Communications to Shareholders—Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

15.	Re-Registration of Shares—Vote AGAINST proposals to re-register shares in share blocking markets. Vote FOR re-registration in markets that do not engage in share blocking.

16.	Routine Items of Foreign Issuers—Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

•	election of chairman of the annual general meeting (AGM);

•	designation of an independent proxy;

•	preparation and approval of list of shareholders entitled to vote at AGM;

•	approval of meeting agenda;

•	approval of minutes of previous AGM, and technical or immaterial amendments to previously approved minutes of such AGM;

•	approval of routine capital budget requests in the absence of any known concerns or evidence of prior mismanagement;

•	acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman’s reports, operations reports, reports on company performance, etc.;

•	appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

•	award of cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry;

•

discharge of responsibility of the management or supervisory board for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

•	approval of retirement plans or payments relating to those plans for employee directors;

•	approval of general meeting guidelines;

•	grant of authorization to the board of directors to ratify and execute approved resolutions;

•	designation of inspector or shareholder representative for approval of the minutes of the AGM;

•	acknowledgment of the proper convening of the AGM;

•

adoption of or approval of changes to procedural rules for shareholders’ general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations;

•	authorization to form a special committee and elect its members to conduct shareholder meeting formalities (i.e. verify quorum);

•	authorization to hold general meetings (other than AGMs) with 14 days’ notice in limited and time-sensitive circumstances where it would be to the advantage of shareholders as a whole;

•	authorization to make donations to EU political organizations for the purpose of preventing an inadvertent breach of the Political Parties, Elections and Referendum Act 2000;

•	approval to create corporate website and related amendments that govern the terms of use of the company’s website;

In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of ISS.

17.	Appoint Special Appraiser—Vote FOR proposals to appoint certain appraisers, special auditors or liquidators unless there are concerns noted related to the appointment.

B.	Board of Directors

1.

Director Nominees in Uncontested Elections—Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be WITHHELD [or submitted AGAINST] nominees who, as reported in the issuer’s proxy statement or materials provided by one of Artisan Partners’ proxy service providers:

•

Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness, absence due to company business, or other circumstances outside of the director’s control where sufficient facts are available to suggest the absences were duly justified. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence reduced the director’s attendance below 75%;

•	Voted to implement or renew a dead-hand or slow-hand poison pill;

•	Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years (unless Artisan Partners did not support such proposal);

•	Ignored a shareholder proposal approved by a majority of the shares outstanding (unless Artisan Partners did not support such proposal);

•	Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

•

With respect to director candidates of U.S. companies only, serves on the board of directors of more than five publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly- traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate’s outside boards);

•

In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled “Proxy Contests” under Discretionary Issues section of the Guidelines.

2.	Age Limits—Vote AGAINST proposals to impose a mandatory retirement age for outside directors. Vote FOR proposals to eliminate such a requirement.

3.

Service on Other Boards—Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations. Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

4.

Board Size—Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

5.

Classification/Declassification of the Board—Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board. Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

6.

Cumulative Voting—Vote proposals to eliminate cumulative voting in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: AGAINST – Emerging Markets, Global Equity, U.S. Value; FOR – Global Value; and CASE-BY-CASE – U.S. Growth, Thematic, Developing World. In director elections of companies in countries where cumulative voting is required by law or regulation, vote for the directors in accordance with the cumulative voting recommendations by ISS.

7.	Indemnification and Liability Protection—Vote AGAINST proposals that would eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

8.

Filling Vacancies—Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

9.

Director Resignations—Vote FOR management proposals to accept resignations of directors from the board or committees on which they serve, unless there are apparent contentious issues relating to or requiring the resignation, in which case it shall be voted on a CASE-BY-CASE basis.

10.	Removal of Directors—Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

11.	Term Limits—Vote AGAINST proposals to limit the tenure of outside directors.

12.	Majority Vote Requirements—Vote FOR management proposals to require election of directors by a majority of votes cast.

C.	Mergers and Corporate Restructuring

1.	Appraisal Right—Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

2.

Conversion of Securities and Corporate Reorganizations—Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

D.	Antitakeover Defenses and Voting Related Issues

1.

Amend Bylaws without Shareholder Consent—Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

2.

Control Share Acquisition Provisions—Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	Fair Price Provisions—Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

4.	Greenmail—Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5.	Issue Stock for Use with Rights Plan—Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

6.	Stakeholder Provisions—Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

7.	Supermajority Vote Requirements—Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

8.

Control Share Cash-Out Provisions—Vote FOR proposals to opt out of control share cash-out statutes. Such statutes give dissident shareholder(s) the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position.

9.

Disgorgement Provisions—Vote FOR proposals to opt out of state disgorgement provisions. Such provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge to the company any profits realized from sale of that company’s stock purchased 24 months before achieving control status.

10.

Freeze-Out Provisions—Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

E.	Capital Structure

1.

Adjustments to Par Value of Common Stock—Vote FOR management proposals to reduce the par value of common stock (including through share capital reduction plans that provide for pro rata capital repayments) or to increase the par value of common stock in order to capitalize cash dividends paid to all shareholders on a pro rata basis, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action. Vote FOR management proposals to eliminate par value. Additionally, vote FOR any amendments to bylaws or other corporate documents related to the items above.

2.

Common Stock Authorization—Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

3.

Preferred Stock Authorization—Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support. Vote AGAINST proposals to increase number of authorized shares of class or series of preferred stock that has superior voting rights, at a company that has more than one class or series of preferred stock. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (blank check preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

4.	Dual Class Stock—Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

5.

General Issuances of Equity, Equity-Linked or Other Securities not related to a merger (i.e., warrants, rights, convertibles)—Vote FOR proposals to issue equity, equity-linked or other securities with preemptive rights to a maximum of 100% over currently issued capital. Vote FOR such proposals without preemptive rights to a maximum of 20% over currently issued capital over a specified period of time, unless adequate restrictions on discounts and the limit on the number of times the mandate may be refreshed are not set with consideration to local market practices.

6.

Share Repurchase Programs—Vote FOR management proposals to institute open-market share repurchase plans, except that proposals where there is evidence that a proposed repurchase plan is not fair to all shareholders or where the company indicates that a proposed repurchase plan may continue during a takeover period shall be voted on a CASE-BY-CASE basis. Also, vote FOR management proposals to authorize the use of financial derivatives when repurchasing shares if voted FOR the approval of the relevant share repurchase plan.

7.

Reissuance of Repurchased Shares—Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

8.	Cancellation of Repurchased Shares—Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.

9.

Stock Distributions: Splits and Dividends—Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the effective increase in authorized shares would not result in an excessive number of shares available for issuance relative to outstanding shares.

10.	Reverse Stock Splits—Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.

11.	Stock Splits—Vote FOR management proposals to implement a stock split when there is no dilution to existing shareholders.

F.	Executive and Director Compensation

1.	Stock Plans in Lieu of Cash—Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

2.	Director Retirement Plans—Vote AGAINST retirement plans for non-employee directors.

3.

Incentive Bonus Plans and Tax Deductibility Proposals—Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested and if the plan does not contain an evergreen provision. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

4.

Advisory Vote on Say on Pay Frequency—Vote proposals regarding the frequency in which companies must present shareholders with an advisory vote on executive compensation in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: One Year – U.S. Value, Global Value, Global Equity; Two Years – Emerging Markets; Three Years – U. S. Growth, Thematic, Developing World.

5.

Executive Death Benefits (Golden Coffins)—Vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

G.

Bundled Proposals (Routine Items Only)—Vote bundled or “conditioned” proposals that consist of routine items and that, if voted separately, would result in conflicting outcomes, pursuant to recommendations of ISS.

IV.	Discretionary Issues

A.

Shareholder Proposals—Vote CASE-BY-CASE for all shareholder proposals, except for shareholder proposals to change the date, time or location of annual meeting, which shall be voted in accordance with Section III.A.6.

B.	Board of Directors

1.	Majority of Independent Directors—Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

2.

Majority of Independent Committee Members—Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

3.

Cumulative Voting—All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company’s governing documents and the company’s relative performance.

4.

Indemnification and Liability Protection—Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director’s or officer’s legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.

5.	Establish/Amend Nominee Qualifications—Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

6.	Proxy access rights – Vote management proposals to adopt proxy access rights on a CASE-BY-CASE basis.

C.	Proxy Contests

1.

Director Nominees in Contested Elections— Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors, as applicable:

•	Performance of the company relative to its peers

•	Strategic plans of the incumbents and the dissidents

•	Independence of directors/nominees

•	Governance profile of the company

•	Evidence of management entrenchment

•	Experience and skills of board candidates

•	Responsiveness to shareholders

•	Whether takeover offer has been rebuffed

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

2.

Non-Director Voting Items—Votes on matters other than election of directors in proxy contests should be decided on a CASE-BY-CASE basis, even if such matters would otherwise be routine voting items under this policy.

3.

Reimbursing Proxy Solicitation Expenses—In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses. Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

D.	Mergers and Corporate Restructuring

1.

Mergers and Acquisitions, Asset Purchases and Asset Sales—Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:

•	Strategic rationale for the transaction and financial and operational benefits

•	Offer price (cost vs. premium) and market reaction

•	How the transaction was negotiated and the process

•	Changes in corporate governance and their impact on shareholder rights

•	Conflicts of interest

2.

Conversion of Securities and Corporate Reorganizations—Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Conversion price relative to market value

•	Financial issues

•	Control issues

•	Termination penalties

•	Terms of the offer

•	Management’s efforts to pursue other alternatives

•	Conflicts of Interest

3.	Formation of Holding Company—Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company

4.	Going Private and Going Dark Transactions (LBOs and Minority Squeezeouts)—Vote on going private transactions on a CASE-BY-CASE basis, taking into account, as applicable:

•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Other alternatives/offers considered

•	Non-completion risk

•	Conflicts of interest

5.

Issuance of Warrants/Convertibles/Debentures related to a merger, acquisition or other corporate reorganization—Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest

6.	Joint Ventures—Vote CASE-BY-CASE on proposals to form joint ventures, taking into account, as applicable:

•	Percentage of assets/business contributed

•	Percentage ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

7.	Liquidations—Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing, as applicable:

•	Management’s efforts to pursue other alternatives

•	Appraisal value of the assets

•	Compensation plan for executives managing the liquidation

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

8.	Private Placements—Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

9.

Prepackaged Bankruptcy Plans—Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

10.	Recapitalizations—Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account, as applicable:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms, including fairness opinion

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

11.	Spinoffs—Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering, as applicable:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Benefits that the spinoff may have on the parent company

•	Valuation of spinoff

•	Conflicts of interest

•	Any changes in corporate governance and their impact on shareholder rights

•	Change in the capital structure

12.	Exclusive Venue—Vote CASE-BY-CASE on exclusive venue proposals giving consideration to the following factors, as applicable:

•	The company’s stated rationale for adopting such a provision;

•

Whether the company has appropriate governance features, such as an annually elected board, a majority vote standard in uncontested director elections and the absence of a poison pill, unless the pill was approved by shareholders.

13.	Related-party transactions – Vote CASE-BY-CASE on related-party transactions giving consideration to the following factors, as applicable:

•	The parties on either side of the transaction

•	The nature of the asset to be transferred/service to be provided

•	The pricing of the transaction (and any associated professional valuation)

•	The views of independent directors, where provided

•	The views of an independent financial adviser, where appointed

•	Whether any parties to the transaction, including advisers, are conflicted

•	The stated rationale for the transaction, including discussions of timing

E.	Antitakeover Defenses

1.

Fair Price Provisions—Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors, as applicable:

•	Percentage of outstanding shares that an acquirer must obtain before triggering the defense

•	Formula employed in determining fair price

•	Vote needed to overcome the board’s opposition to the acquisition

•	Vote required to repeal or amend the fair pricing provision

•	Size of the block of shares controlled by officers, directors, and their affiliates

•	Other takeover provisions

•	Company history relating to premium acquisition offers

2.

Greenmail—Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

3.

Poison Pills (Shareholder Rights Plans)—Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes, as applicable:

•	20% or higher flip-in or flip-over

•	Two to three year sunset provision

•	No dead-hand, slow-hand, no-hand or similar features

•

Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

4.

Shareholders’ Ability to Call Special Meetings—Votes on proposals to restrict or prohibit shareholders’ ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY-CASE basis.

F.	State or Country of Incorporation

1.

State Takeover Statutes—Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti- greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

2.

Reincorporation Proposals—Votes on proposals to change a company’s state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, as applicable:

•	Reasons for reincorporation

•	Comparison of company’s governance provisions prior to and following the transaction

•	Comparison of corporation laws of original state or country and destination state or country

G.	Capital Structure

1.

Common Stock Authorization—Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

2.

Preferred Stock—Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

3.

Reverse Stock Splits—Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

4.	Tracking Stock—Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors, as applicable:

•	Adverse governance changes

•	Excessive increases in authorized capital stock

•	Unfair method of distribution

•	Diminution of voting rights

•	Adverse conversion features

•	Negative impact on stock option plans

•	Other alternatives such as a spinoff

H.	Executive and Director Compensation

1.

Bundled Compensation—Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

2.

Compensation Plans (Management “Say on Pay”)—Votes on compensation plans for executives and directors, including advisory votes on compensation matters, are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS, if available.

3.

Remuneration Report—Votes on an issuer’s compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

4.

Stock Plans in Lieu of Cash—Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

5.

Management Proposals Seeking Approval to Reprice Options—Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following, as applicable:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange and treatment of surrendered options

•	Option vesting period and term of the option

•	Exercise price • Participants

6.	Employee Stock Purchase Plans—Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•	Purchase price compared to fair market value

•	Offering period

•	Potential voting power dilution

Votes on non-qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•	Broad-based participation by company employees

•	Limits on employee contributions

•	Company matching contributions

•	Discounts on the stock price at the time of purchase

7.

Incentive Bonus Plans and Tax Deductibility Proposals—Votes on new or amended plan proposals containing evergreen provisions should be considered on a CASE-BY-CASE basis. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the overall impact of the amendment(s).

8.

Golden and Tin Parachutes—Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm; and

•	The triggering mechanism should be beyond the control of management.

9.

Bonus Banking/Bonus Banking “Plus”—Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results based on performance metrics on which the bonus was earned, taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio

•	Whether the company has a rigorous claw-back policy in place

10.

Shareholder Ratification of Director Pay Programs — Vote CASE-BY-CASE on management proposals seeking the ratification of non-employee director compensation taking into account the features of the plan including, but not limited to, the following factors:

•	If the equity plan is on the same ballot, whether or not the plan warrants support

•	The presence of problematic pay practices

•	Equity awards vesting schedules

•	Meaningful limits on director compensation

•	Quality of disclosure surrounding director compensation

11.

Equity Plans for Non-Employee Directors — Vote CASE-BY-CASE on management compensation plans for non-employee directors taking into account the features of the plan including, but not limited to, the following factors:

•	Total estimated cost of the plan relative to industry and market cap peers

•	The company’s three-year burn rate relative to industry and market cap peers

•	The presence of problematic pay practices.

I.	Bundled Proposals—Vote bundled or “conditioned” proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

BAILLIE GIFFORD

2020 VOTING AND ENGAGEMENT GUIDELINES

Introduction

We believe that ‘active ownership’ of our clients’ holdings is just as important as selecting the right investments. These guidelines describe our approach to proxy voting and company engagement, the key levers of active ownership, often described as ‘stewardship’. Whilst the guidelines are intended to provide an insight into how we approach voting and engagement on our clients’ behalf, it is important to note that we assess every company individually. With respect to voting, we will always evaluate proposals on a case by case basis, based on what we believe to be in the best long-term interests of our clients, rather than rigidly applying a policy.

Furthermore, just as our approach to investment is based around empowered and independent teams, our voting and engagement is investment-team led, and all members of our investment staff are involved in our ongoing work on stewardship. In keeping with our decentralised and autonomous culture, our investment teams will on occasions elect to vote in different ways on the same general meeting resolutions. When we do this we will report accordingly in the proxy voting disclosure on our website. We also have in place clear processes to identify, prevent and manage potential proxy voting related conflicts of interest. Baillie Gifford’s firm wide conflict of interest policy is available on our website. Whilst these guidelines primarily relate to listed equities, we also carefully consider relevant governance and sustainability issues in voting, research and engagement for other asset classes, such as fixed income and unlisted equity investments.

As a core part of the way we invest, our investment staff aim to meet with company leadership teams to understand their business strategy and to discuss and monitor progress, both before and after we take a holding. We believe that ongoing dialogue between investors and companies on strategic issues can protect and enhance our clients’ long-term returns, although we are equally mindful of the importance of not attempting to ‘micro- manage’ our holdings in areas where we have no special expertise or insight, or distracting management from their core role of running the business for the long-term.

Engagement to address specific governance and sustainability concerns usually precedes any voting action set out in these guidelines. The issues on which we focus will vary between geographic regions, industry sectors and between individual companies, and will be informed by our own research, but will typically cover areas set out within these guidelines. As well as communicating directly with our holdings, when appropriate we will on occasion engage collaboratively with other shareholders through a range of different industry organisations and associations. Further details of the industry organisations that we support are available on our website.

The guidelines are divided into five sections:

•	Board Effectiveness and Composition

•	Capital Allocation

•	Governance Processes and Disclosure

•	Remuneration

•	Sustainability

I.	Board Effectiveness and Composition

Board Effectiveness

Effective company boards should perform a number of key functions. First and foremost, they should provide oversight to executive management teams, regularly reviewing performance against a defined strategy, recognizing and supporting success but taking firm action if changes of direction or leadership are required. Specifically, we expect boards to perform a number of important functions:

•	to undertake effective succession planning for key roles

•	to put in place an appropriate and effective remuneration plan to attract, retain, motivate and direct key executives

•	to put in place the necessary risk management framework and controls on corporate activity

•	to review and where necessary challenge key capital allocation decisions, ensuring that management teams are taking a long-term approach to business planning

•	to appoint, monitor and set the remuneration for a suitably qualified and independent financial auditor

•	to undertake a formal and transparent process for nominations and appointments to the board, the details of which should be fully disclosed in the annual report

•	to regularly evaluate the effectiveness of their own work, taking appropriate measures to address any priority issues

•	to ensure that management are working within the legal and regulatory norms of their countries of operation and that stakeholders of the business are treated fairly

If a board of directors is persistently failing to exercise one or more of these key responsibilities, we will aim to engage with the company in the first instance and will consider taking additional voting action if appropriate.

Board Composition

With regards to the composition of the board of directors, we generally prefer to see a number of features:

•	a majority of independent non-executive directors on the main board, and fully independent audit and remuneration committees with at least three members

•	the appointment of a senior or lead independent director

•	an effective mix of qualifications, experience and diversity

•	directors with the appropriate time available to focus on their responsibilities given their other commitments and directorships

Companies should be able to demonstrate an appropriate level of commitment, independence and diversity on the board. If the composition of a board or its subcommittees is very different from these expectations, we will aim to engage with the company in the first instance and may also consider taking additional voting action against appropriate directors. We also believe that independent directors should be periodically available to engage with shareholders.

The Roles of Chairman, Chief Executive and Senior (or Lead) Independent Director

We generally support the separation of the roles of chairman and chief executive, although we recognize that these roles have been very successfully combined in a number of our holdings. If the roles are combined, the company should ideally have a majority of independent directors on the board and appoint a senior or lead independent director with clearly defined responsibilities separate from that of the chairman to mitigate the risks associated with combining the positions. This should include the senior independent director having the right to periodically convene a meeting of the independent directors with the full support of the company. Additional actions to strengthen corporate governance should also be considered where appropriate, such as enhanced authorization, audit and disclosure requirements.

We also typically prefer that companies do not appoint a retiring CEO as chairman, however we recognize that in exceptional cases this may be in shareholders’ best interests. In these circumstances, the board should explain why it is appropriate and we will consider the justification on a case-by-case basis.

Director Tenure

We believe that companies should be mindful of the value of periodically refreshing the composition of the board of directors. Whilst we recognize the value that long serving directors can bring in terms of continuity and experience, when director tenure exceeds nine years of service we will no longer consider the director to be independent at that point, in keeping with the UK Corporate Governance Code.

II.	Capital Allocation

Equity Issuance

We consider companies’ requests to raise additional capital with or without pre-emptive rights on a case-by-case basis, taking account of their specific circumstances and local market practice. We believe that pre-emptive rights are important to protect shareholders from detrimental levels of dilution, although we recognize that in some instances it is appropriate for companies to have the flexibility to issue shares without first offering them to existing shareholders on a pre-emptive basis. We also typically prefer that shareholders are given the opportunity to vote on the issuance of large amounts of capital. In both instances the onus is on the board to clearly demonstrate that the request is necessary and proportionate.

Although individual investment teams have different levels of preference in this area, we will typically approve requests to issue up to 5 percent of authorized capital without pre-emption rights and up to 20 percent of authorized capital with pre-emption rights, unless we have concerns about a company’s leadership, capital allocation track record or proposed use of funds. Beyond these limits we will evaluate requests on a case by case basis taking into account the views of our investment teams.

Allocation of Income and Dividends

We support the efficient and effective use of shareholder capital and normally expect to vote in favour of the allocation any dividend. However, many profitable companies (especially in Japan) continue to propose unusually low dividend payments without an adequate explanation, deciding to retain cash on their balance sheets. In such instances we will typically oppose the proposed dividend.

Furthermore, where we have significant and ongoing concerns over a company’s capital allocation policy, we will endeavor to engage with management to encourage improved practices and then take appropriate voting action where necessary.

Mergers, Acquisitions and Disposals

Corporate restructuring such as mergers, acquisitions and disposals can clearly have a very significant impact on shareholder value. We carefully consider all such proposals on a case-by-case basis.

Political Contributions

We generally oppose resolutions to approve intentional political contributions. However, in many markets companies do not require shareholder approval to make political donations. Therefore, in this context, we usually support shareholder resolutions which oblige companies to report to shareholders on their political contributions. We will also typically approve requests by companies that seek prior approval of political donations to protect the business against unauthorized or inadvertent political donations in markets where prior shareholder authorization is required by regulation.

III.	Governance Processes and Disclosure

Annual General Meetings

All listed companies should aim to ensure that an annual shareholder meeting takes place where substantive matters are submitted for shareholder approval. All shareholders should be actively solicited for their voting instructions. All paperwork, and in particular an annual report signed off by the appointed auditor, should be available well in advance of the meeting to allow due consideration by investors ahead of any relevant regulatory and market proxy voting deadlines. In the limited number of markets where the above features are not common practice, we will engage with issuers and relevant third parties to encourage change and consider taking voting action where appropriate.

Director Elections

As a general principle we believe that all directors should be subject to annual, individually proposed majority voting standard elections. There are several current alternatives to this:

•	‘Plurality voting’ enables uncontested board nominees to be elected with a single affirmative vote, even if all other votes are withheld

•	‘Cumulative voting’ allows shareholders to direct all or any of their votes to single or multiple directors

•	Bundled director elections are when several or all directors are proposed as a single resolution, without the ability to support or oppose individual directors

•	‘Classified’ boards is the term for when only a subset of directors are put up for election each year

We believe that each of these alternatives can potentially undermine individual director accountability, although we recognize that there may on occasions be company specific circumstances that support such voting arrangements.

We are supportive of management and shareholder resolutions calling for alternative director voting procedures to be replaced by a simple majority voting standard on an annual basis. When asked to vote in cumulative elections, we will typically allocate our votes equally across independent directors on the ballot, unless we have specific concerns about their effectiveness or a desire to see a particular director on the board.

Auditors

The appointment of auditors should ideally be submitted to an annual shareholder vote. We will consider voting against the appointment of the auditors if we have concerns about their independence, level of non-audit fees, audit quality, or where a company changes its auditor without providing an adequate explanation to shareholders.

We believe that it is good practice to rotate the lead audit partner at least every five years and to limit continuous audit firm tenure to a period of no more than twenty years, in line with a number of current market guidelines.

Non-audit fees paid to the audit firm should not typically exceed audit fees, except for a limited period (and not for more than two consecutive years) where there are exceptional circumstances which support that position. In this case the company should provide additional disclosure on the nature of the non-audit work undertaken by the audit firm.

Appointment of Statutory Auditors (Japan)

Statutory auditors play an important role in defining audit policy in the Japanese market, supervising the external audit of a company’s financial statements and advising the board. Given their responsibilities we have a preference for outside nominees. We will assess internal candidates on a case-by-case basis giving consideration to the materiality of their relationship with the company and the presence of other external statutory auditors.

Proxy Access

Proxy access is the ability for a shareholder or group of shareholders to nominate candidates to the board. We are supportive of proxy access in principle, believing that long-term shareholders should have the ability to place director nominees on the proxy ballot. Whilst we are likely to support proposals based on the terms outlined above, we will review each resolution on a case-by-case basis. We also welcome the opportunity to engage with investee companies in order to structure an appropriate policy which enhances board accountability and responsiveness to shareholders but also limits potential abuse by shareholders without a meaningful long-term interest in the company.

‘Poison Pill’ Anti-takeover Devices

We will generally oppose proposals for new anti-takeover devices, particularly when introduced post-Initial Public Offering. We will also usually support shareholder proposals that request a company to submit a shareholder rights plan to a shareholder vote or to revoke a poison pill.

We will evaluate proposals to modify or remove existing shareholder rights plans or poison pills on a case by case basis. Whilst many anti-takeover devices have the potential to entrench management and damage shareholder value, there may be certain growth-oriented companies and sectors where we believe that an element of protection from short term market priorities can support long-term shareholder value creation.

Articles of Association

We review amendments to a company’s articles of association within the context of the company’s business strategy and shareholders’ best interests. Accordingly, we will usually oppose any proposed changes that have the potential to erode shareholders’ rights.

Shareholder Resolutions

Shareholder resolutions are a mechanism permitted in a number of markets which enable shareholders to table proposals at company meetings relating to any aspect of a company’s business. We review each resolution on a case by-case basis and prior to voting will consider the company’s current approach to the issue, its response to the resolution, and whether the resolution is workable and in the best interests of all stakeholders.

Bundled Resolutions

In some markets it is still common for companies to ‘bundle’ together proposals such as the election of directors, or amendments to articles of association. This practice reduces shareholder discretion by preventing voting on separate issues. For example, if shareholders have concerns about one specific director, the only option may be to vote in favour or against the entire board, which may be counterproductive. Nonetheless, we will vote against bundled resolutions where we have serious concerns and it is in shareholders’ best interests. We will communicate our views to the company and encourage the separation of all relevant matters as separate resolutions in the future.

Related Party Transactions

As a general principle, we believe that large shareholders should recuse themselves from voting if they have involvement in related party transactions. Most markets have specific disclosure rules on related party transactions and require approval from minority shareholders. We consider such transactions carefully to determine if they are appropriate and in our clients’ best interests.

Multi Class Share Structures

The use of dual and multi class share structures is common in a number of regions where listing rules allow. Whilst the one-share, one-vote principle clearly provides alignment of voting rights and economic rights for all holders, we appreciate that multiple share structures with different voting rights can enhance long-termism and protect the strategy and culture of some organizations. Accordingly, we will assess all proposals to introduce additional share classes or amend existing voting rights on a case-by-case basis.

Disclosure

Levels of disclosure vary significantly between sectors and countries. We believe that all issues which are material should be set out succinctly in an annual report, and that the approach to governance and sustainability matters should be reported in the context of the whole range of risks and opportunities faced by the company.

Whenever disclosure on key financial, governance and sustainability information is significantly below expectation and an impediment to exercising our stewardship responsibilities for our clients, we will endeavor to engage with the company in the first instance and will consider taking appropriate voting action where necessary.

IV.	Remuneration

Effective remuneration policies help to recruit, retain and motivate the best available talent, whilst also incentivizing management to focus on the right long-term priorities of the business. We encourage our investee companies to develop robust and transparent pay practices which provide clear alignment with long-term shareholders, reward outstanding performance and which mitigate against excessive risk taking or unintended consequences arising from a narrow focus on inappropriate targets. In addition to this, companies should also take due account of increasing public scrutiny of executive pay practices and should be cognizant of the reputational and regulatory risks of excessive or inequitable pay practices. We believe that substantive changes to executive remuneration policies should be submitted to a shareholder vote. We also welcome the opportunity to engage with our investee companies on material remuneration matters.

To achieve the right overall balance, we expect Remuneration Committees to take full responsibility for this process, taking independent advice as necessary. They should retain discretion to make upward or downward revisions in exceptional circumstances, particularly where such action is clearly aligned with long-term shareholder interests. To enable effective assessment of a company’s executive remuneration, timely disclosure of information regarding the development and operation of each policy is also essential. Therefore, we promote the provision of clear and concise information about the design of the scheme, the underlying targets that are used to assess performance awards, and the total quantum of reward that is possible.

When reviewing remuneration proposals, we generally favour the following:

•

we prefer that the majority of total reward potential for senior executives is made up of variable performance-based pay that it is subject to deferral and clawback provisions. Performance for long-term incentives should be measured over a minimum three year period.

•

we typically favour the use of a maximum cap on long term incentive schemes to limit the total compensation available at an appropriate level, however we will review each policy on a case-by-case basis and will support innovative structures which do not necessarily fit with conventional practices, but which are appropriate for a company’s individual circumstances.

•

whilst we recognise that circumstances can change, we prefer that investee companies’ pay policies are consistent, long-term structures and we are therefore not usually supportive of regular changes and amendments.

There are also a number of particular pay practices which we will typically not support:

•	repricing of equity awards

•	retesting of performance conditions

•	vesting of incentive awards for below median performance

•	incentive-based awards for non-executive directors

•	severance agreements which (i) are excessive relative to market practice and/or (ii) allow accelerated vesting of variable pay awards without pro-rating for time and performance.

Whenever a company’s remuneration policy or report is significantly below expectation we will consider taking voting action against any relevant pay proposals on the ballot, against the Chairman of the Remuneration Committee, and if appropriate against the Chairman of the board and other independent directors where appropriate.

V.	Sustainability

Responsible business practices: We expect that all of our holdings operate their businesses in a way that takes account of all relevant legal and regulatory guidelines and which is supportive of good stakeholder relations. Relevant areas of practice include responsible marketing, tax optimisation, governance of data privacy and security, and the company’s management of product and service issues such as product quality and integrity, complaint handling, safety recalls and compensation

Diversity: We believe that employee diversity is an increasingly important issue for all businesses, and we expect our holdings to take steps to understand and, where necessary, improve employee diversity in all of its forms. We further expect businesses to carefully monitor and manage the culture within their organisation to ensure that all employees are treated with respect in the workplace. Suitable policies and processes should be in place to ensure that inappropriate behaviour is identified and addressed.

Combating bribery and corruption: We expect that all of our holdings work against corruption in all its forms, including extortion and bribery. For companies in the extractive industries, we support active participation in the Extractive Industries Transparency Initiative. We expect to see appropriate conduct and compliance programmes reinforced by leadership, policies and training, and appropriate reporting procedures such as confidential ‘whistle-blower’ lines. We would also not ordinarily expect our holdings to make political donations or contributions to ‘politically exposed’ charitable organisations.

Human rights and labour rights: We expect that all of our holdings respect internationally accepted human rights and labour rights throughout their business operations and value chain. As a minimum this should include the maintenance of health, safety and wellbeing management systems, particularly in high-risk sectors; the management of exposure to labour and human rights risks throughout their value chain, in particular human slavery; and the encouragement of positive relationships with local communities.

Climate change and other environmental impacts and risks: We expect that all of our holdings undertake steps to understand environmental risks confronting their business and to manage the environmental impacts relating to their business, with a particular focus on climate change where the risks, and/or opportunities are material. Climate-related risks may include environmental regulation and taxation, resource availability, business and/or supply chain disruption and changing customer expectations. Financial risks may include increased capital expenditure, reduced revenues and expenses relating to property/asset adaptation, or repair.

Companies should take all appropriate steps to reduce direct and indirect greenhouse gas emissions, integrate climate change policies into business strategies, and enhance disclosure on climate change and other significant environmental risks so that investors can reliably and comparably assess associated investment risks and opportunities.

As a minimum, we expect all holdings to operate in accordance with the principles and standards set out in the United Nations Global Compact. Whenever a company’s performance on any of the above issues is significantly below expectation, and is thereby a material risk to the long-term performance of their business, we will engage with management in the first instance before considering taking appropriate voting action.

BAIRD ADVISORS

PROXY VOTING POLICIES AND PROCEDURES

January 22, 2018

I.	BACKGROUND

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

•

adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes clients securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Rule 204-2 of the Advisers Act requires that registered investment advisers maintain records of its proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

II.	POLICY

The Baird Advisors department of Robert W. Baird & Co. Incorporated (the “Advisor” or “Baird”) does not typically recommend or select securities for client accounts that have voting rights. However, to the extent securities with voting rights are held in client accounts, Baird Advisors exercises voting authority with respect to securities held by advisory clients that have executed advisory agreements with Baird and that have delegated proxy voting authority to Baird. Baird owes these clients duties of care and loyalty. Baird’s duty of loyalty requires Baird to vote the proxies in a manner consistent with the best interests of advisory clients. While Baird uses its best efforts to vote proxies, there are instances when voting is not practical or is not, in Baird or the portfolio manager’s view, in the best interest of clients.

As a fiduciary, Baird will ascertain whether the independent proxy voting service has the capacity and competency to analyze proxy issues, which may include considering: the adequacy and quality of the independent proxy voting service’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest. Further, Baird should ensure that these voting guidelines or recommendation policies are generally appropriate for the clients whose proxies are being voted.

III.	PROXY VOTING COMMITTEE

Baird has established a Proxy Voting Committee (the “Committee”) to oversee Baird’s proxy voting practices, including oversight of the independent proxy voting service. The Committee has established a Proxy Committee Charter to describe its responsibilities under these policies and procedures. The Committee will review, at least annually, these Proxy Voting Policies and Procedures and its Charter. Further, the Committee will appoint a Sub-Committee for Baird’s Asset Management groups to consider proxy voting challenges made by its portfolio managers.

IV.	PROXY VOTING GUIDELINES

Baird utilizes an independent provider of proxy voting and corporate governance service to analyze proxy materials and make independent voting recommendations (the “independent proxy voting service”). Baird’s independent proxy voting service is currently Institutional Shareholder Services Inc. (“ISS”). The independent proxy voting service provides proxy voting guidelines regarding its position on various matters presented by companies to their shareholders for consideration. Baird will typically vote shares in accordance with the recommendations made by the independent proxy voting service. However, the independent proxy voting service’s guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the portfolio managers.

In the event the portfolio manager believes the independent proxy voting service recommendation is not in the best interest of the client, he/she will bring the issue (a “proxy challenge”) to the Sub- Committee by completing a Proxy Vote Challenge Form, which describes, among other things, the issue(s) up for vote and the portfolio manager’s rationale for voting against the voting recommendation of the independent proxy voting service. The Sub-Committee will consider what is in the best interest of clients when evaluating the proxy challenge, including an evaluation of the portfolio manager’s rationale and any potential conflicts of interest. The decision made by the Sub- Committee on the proxy challenge will apply to all advisory accounts managed by the portfolio manager (or team of portfolio managers) that submitted the Proxy Voting Challenge Form, unless the client has directed Baird to utilize specific voting guidelines (e.g., Taft-Hartley guidelines). The decision on the issue will be communicated to the portfolio manager and, if the proxy challenge is approved, the Baird’s Proxy Support team will be notified to cast the votes in accordance with the Sub-Committee’s instructions.

For those matters for which the independent proxy voting service does not provide a specific voting recommendation, the portfolio manager will be responsible for casting the vote in a manner he/she believes is in the best interest of clients.

V.	PROXY VOTING EXCEPTIONS

There are instances when voting is not practical or is not, in Baird or the portfolio manager’s view, in the best interest of clients. Some examples of these types of situations are described below:

Certain Foreign Companies. Voting proxies of companies located in some jurisdictions may involve several issues that can restrict or prevent the ability to vote such proxies or entail additional costs, including, but not limited to: (i) requirements to vote proxies in person; (ii) restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; (iii) proxy statements and ballots being written in a language other than English; (iv) untimely notice of shareholder meetings; (v) restrictions on a foreigner’s ability to exercise votes; and (vi) requirements to provide local agents with a power of attorney to facilitate voting instructions. Baird will use a best efforts basis to vote proxies in these situations after weighing the costs and benefits of voting such proxies.

Securities Lending Program. The voting rights for shares that are out on loan are transferred to the borrower and therefore the lender is not entitled to vote the lent shares at the shareholder meeting. In general, Baird believes the revenue received from the lending program outweighs the ability to vote. Therefore, when a client has into a securities lending program, Baird generally will not seek to recall the securities on loan for the purpose of voting the securities; however, Baird reserves the right to recall the shares on loan on a best efforts basis if the portfolio manager becomes aware of a proxy proposal where the proxy vote is materially important to the client’s account.

VI.	CONFLICTS OF INTEREST

There may be instances where Baird’s interests conflict, or appear to conflict, with advisory client interests. For example, Baird (or a Baird affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies. Or, for example, Baird (or Baird’s senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship. There may be a concern that we would vote in favor of management because of our relationship with the company.

We generally believe a material conflict exists if a portfolio manager (or team of portfolio managers)

(i)

manages or is pursuing management of accounts that are affiliated with the company soliciting proxies, (ii) is aware of investment banking or other relationships that the Advisor has or is pursuing with the company soliciting proxies (or its senior officers) that may give Baird an incentive to vote as recommended by the company, or (iii) has been asked or directed by persons associated with the Advisor or the company soliciting proxies to vote proxies in a certain manner in order to maintain or develop a relationship between the Advisor and the company. The Sub-Committee may also determine a material conflict of interest exists for other reasons.

Baird’s duty is to vote proxies in the best interests of advisory clients. As noted above under the Proxy Voting Guidelines section, Baird will typically vote shares in accordance with the recommendations made by the independent proxy voting service, which generally mitigates conflicts. However, in situations where there is a conflict of interest and the independent proxy voting service does not provide a recommendation or there is a proxy challenge, the Sub-Committee will determine the nature and materiality of the conflict.

•

If the conflict is determined to not be material, the Sub-Committee will vote the proxy in a manner the Sub-Committee believes is in the best interests of the client and without consideration of any benefit to the Advisor or its affiliates.

•	If the conflict is determined to be material, the Sub-Committee will take one of the following steps to resolve the conflict:

1.	Vote the securities in accordance with the recommendations of an independent third party, such as ISS;

2.	Refer the proxy to the advisory client or to a fiduciary of the advisory client for voting purposes;

3.	Suggest that the advisory client engage another party to determine how the proxy should be voted;

4.	If the matter is not addressed by the independent proxy voting service, vote in accordance with management’s recommendation; or

5.	Abstain from voting.

VII.	PROCEDURES

The portfolio managers (or portfolio manager team) are responsible for:

•	casting the vote in a manner he/she believes is in the best interest of clients;

•	reviewing the proxy voting recommendation of the independent proxy voting services prior to casting a vote; and

•

completing the Proxy Voting Challenge Form and submitting on a timely basis the Proxy Voting Challenge Form to the Proxy Voting Sub-Committee when he/she believes the independent proxy voting service recommendation is not in the best interest of the client.

Baird Advisors Operations is responsible for:

•	providing instructions to each client’s custodian to send any proxy statements and related proxy cards to a representative in Baird Advisors Operations;

•	coordinating with a portfolio manager to obtain a voting recommendation, including obtaining a copy of the recommendation from the independent proxy voting service;

•	coordinating, with the assistance of the Compliance Department as needed, any Proxy Voting Sub-Committee meetings;

•	ensuring a conflicts check, with the assistance of the Compliance Department, is performed; and

•	ensuring the votes are cast in a timely manner.

VIII.	DISCLOSURE TO CLIENTS

Baird will disclose to clients how they can obtain information from us on how client portfolio securities were voted. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and, upon request, will provide them with a copy of the same. These disclosures will be made in Baird’s Form ADV Part 2A (Brochure).

IX.	RECORDKEEPING

The applicable department or department unit will maintain the following records with respect to proxy voting:

•	a copy of the proxy voting policies and procedures is maintained by the Compliance Department;

•	a copy of all proxy statements received is maintained through the SEC’s EDGAR system or by the Baird Advisors Operations team;

•	a record of each vote cast on behalf of an advisory client is maintained by the Baird Advisors Operations team;

•

a copy of any document prepared by Baird that was material to making a voting decision or that memorializes the basis for that decision is maintained by Baird Advisors Operations team or as part of the records of the Proxy Voting Sub-Committee;

•	a copy of each written advisory client request for information on how Baird voted proxies on the advisory client’s behalf is maintained by the Baird Advisors Operations team; and

•

a copy of any written response to any advisory client request (written or oral) for information on how proxies were voted on behalf of the requesting advisory client is maintained by Baird Advisors Operations team.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

PROXY VOTING POLICY

BHMS has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us, and under BHMS’s fiduciary duty, the Firm’s policy is to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. BHMS has adopted this Proxy Voting Policy, and maintains written procedures for the handling of research, voting, and reporting of the proxy votes, and making appropriate disclosures about proxy voting on behalf of our clients. Disclosure information about the Firm’s Proxy Voting is included in BHMS’ Form ADV Part 2.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides:

•	Research on corporate governance, financial statements, business, legal and accounting risks;

•	Proxy voting recommendations, including ESG (Environmental and Social Governance) voting guidelines;

•	Portfolio accounting and reconciliation of shareholdings for voting purposes;

•	Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

•

BHMS’s Proxy Oversight Committee is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the CCO/CRO, the Responsible Investing Committee lead, the director of investment operations, the ESG research coordinator, and an at-large portfolio manager.

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BHMS’s proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the equity operations department.

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BHMS’s research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best interest of the shareholders, our clients.

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BHMS’s equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS’s Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

•	Voting proxies for the Diversified Small Cap Value and Diversified Small/Mid Cap Value accounts is done in accordance with the proxy service provider’s recommendations for the following reasons:

•	Investments are based on a quantitative model. Fundamental research is not performed for the holdings.

•	The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest

•	Potential conflicts may arise when BHMS invests in equity securities of corporations that are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:

•	Making voting decisions for the benefit of the shareholder(s), our clients;

•	Uniformly voting every proxy based on BHMS’ internal research and consideration of Glass Lewis’ recommendations; and

•	Documenting the votes of companies who are also clients of the Firm.

•

If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the clients should have an opportunity to vote their proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

•	BHMS sends a daily electronic transfer of equity positions to the proxy service provider.

•	The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•	BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

•	Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

•	BHMS’s Proxy Voting Guidelines are available upon request by calling: (214) 665- 1900, or by e-mailing: clientservices@barrowhanley.com.

•	The proxy coordinators retain the following proxy records for at least seven years:

•	These policies and procedures and any amendments;

•	Proxy statements received regarding our clients’ securities;

•	A record of each proxy we voted;

•	Proxy voting reports that are sent to clients annually;

•	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision; and

•	Records of any client’s request for proxy voting information.

BLACKROCK INVESTMENT MANAGEMENT, LLC

PROXY VOTING GUIDELINES

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance Guidelines & Engagement Principles.

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots, as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure

•	Mergers, asset sales, and other special transactions

•	Executive compensation

•	Environmental and social issues

•	General corporate governance matters

•	Shareholder protections

Boards and directors

Director elections

In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we believe that when a company is not effectively addressing a material issue, its directors should be held account able. We may withhold votes from directors or members of particular board committees in certain situations, as indicated below .

Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.

In particular, common impediments to independence in the U.S. may include:

•	Employment as a senior executive by the company or a subsidiary within the past five years

•	An equity ownership in the company in excess of 20%

•	Having any other interest, business, or relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

We may vote against directors serving on key committees that we do not consider to be independent.

When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

Oversight

We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:

•

Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee

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Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

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The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders

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Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance

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Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A	✓	1	2
Director B		3	4

*	In addition to the company under review

Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:

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The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning

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The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote

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The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval

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The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights

•	Members of the compensation committee where the company has repriced options without shareholder approval

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If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee

Board composition and effectiveness

We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.

We encourage boards to disclose their views on:

•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company

•

The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates

•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details

•	The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process

While we support regular board refreshment, we are not opposed in principle to long -tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.

Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.

Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long -term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors / staggered terms

We believe that directors should be re-elected annually and that classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be appropriate.

Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).

Contested director elections

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long -term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long-term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

Director compensation and equity programs

We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Separation of chairman and CEO

We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.

In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.

The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Director	Chair

Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions

Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO

Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Equal voting rights

BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

•	Appears to have a legitimate financing motive for requesting blank check authority

•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

•	Has a history of using blank check preferred stock for financings

•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares

BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre- split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:

•

The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

•	There should be clear strategic, operational, and / or financial rationale for the combination

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions

Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed.

These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expenses for successful shareholder campaigns

We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Executive Compensation

We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Advisory votes on the frequency of Say on Pay resolutions

BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.

However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.

Claw back proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock [or an unvested award] in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.

Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	Whether we believe that the triggering event is in the best interest of shareholders

•	Whether management attempted to maximize shareholder value in the triggering event

•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

•	Whether excessively large excise tax gross-up payments are part of the pay-out

•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:

•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated

•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.

Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.

BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry-specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification process in place should also be disclosed and discussed in this context.

BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:

1)

Publish disclosures in line with industry specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and

2)

Disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.

See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.

We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.

We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.

Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:

•	The company has already taken sufficient steps to address the concern

•	The company is in the process of actively implementing a response

•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal

We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect their long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

Climate risk

Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long-term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.

Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Exclusive forum provisions

BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.

Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti- takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governan ce structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly -traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they estab lish themselves; however, we believe that these structures should have a specific and limited duration. We will generall y engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholder Protections

Amendment to charter / articles / bylaws

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights ( see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to s hareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholde rs should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the ac tion by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

BOSTON

PARTNERS

PROXY VOTING POLICIES AND PROCEDURES

FEBRUARY 2020

Boston Partners Global Investors, Inc. (“Boston Partners”) is an Investment Adviser comprised of two divisions, Boston Partners and Weiss, Peck & Greer Partners (“WPG”). Boston Partners’ Governance Committee (the “Committee”) is comprised of representatives from portfolio management, securities analyst, product specialist, relationship management, sustainability and engagement, and compliance teams. The Committee is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Boston Partners’ Proxy Voting Policies (the “Proxy Voting Policies”) and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.

To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions. ISS also provides recordkeeping and vote-reporting services.

How Boston Partners Votes

For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome.

Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year.

The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies’ application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. This is accomplished through engagements with Boston Partners’ analysts and issuers, as well as independent research conducted by Boston Partners’ Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship. If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question.

Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from the Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients.

Conflicts

Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies. However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances or the Proxy Voting Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. In summary, these procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written document of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third-party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Oversight

Meetings and upcoming votes are reviewed by the Committee Secretary. Votes on behalf of Boston Partners’ clients are reviewed and compared against ISS’ recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners’ Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS’ most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically.

Disclosures

A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account is available upon request from your Boston Partners relationship manager. For general inquires, contact (617) 832-8153.

Boston Partners Proxy Policy contains a General Policy as well as country specific Policies. The information provided for each specific country cited should be viewed as supplemental to the General Policy

GENERAL POLICY

IV. Capital Structure	197

Authorize Issue of Equity with and without Pre-emptive Rights	197

Authorize Market Purchase of Ordinary Shares	198

V. Other Items	198

Authorize EU Political Donations and Expenditure	198

Continuation of Investment Trust	198

Boston Partners

Proxy Voting Policies

As of February 2020

GENERAL POLICY

I.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes for director nominees on a CASE-BY-CASE basis. Boston Partners will generally vote FOR director nominees when names of the nominee(s) and adequate disclosure have been provided in a timely manner, except under the following circumstances:

Independence

Vote AGAINST or WITHHOLD from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors) when:

1.	Independent directors comprise less than one-third of the board (Boston Partners will support higher thresholds required by local law or regulation);

2.	A non-independent director, not including employee/ labor representatives required to sit on a board committee(s) by law, serves on the audit, compensation, or nominating committee;

3.	The company lacks an audit, compensation or nominating committee so that the full board functions as that committee; or

4.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Vote AGAINST individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

Except in Japanese markets where no numerical threshold is used, Boston Partners uses a three-year cooling-off period in determining whether a nominee is or is not independent. However, Boston Partners will vote in accordance with specific country or region thresholds required by law.

Composition

Attendance at Board and Committee Meetings

Generally, vote AGAINST or WITHHOLD from directors (except nominees who served only part of the fiscal year) who attend less than 75 percent of the of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another filing. Acceptable reasons for director absences are generally limited to the following:

1.	Medical issues/illness;

2.	Family emergencies; and

3.	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote AGAINST or WITHHOLD from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors (Executive and Non-Executive)

Vote AGAINST non-CEO nominees sitting on more than four (4) total public company boards and AGAINST or WITHHOLD votes from CEOs sitting on more than three (3) total public company boards. Additionally, vote AGAINST nominees if they exceed lesser thresholders mandated by local country or regional laws.

Gender Diversity

Vote AGAINST board representatives of the nominating committee or nominees of the full board when no nominating committee exists (except nominees who served only part of the fiscal year) if there is not at least one (1) board member that is not of the majority board gender for boards with six (6) or fewer total members or at least two (2) board members that are not of the majority board gender for boards with seven (7) or greater board members.

More Candidates than Seats

Where the number of candidates exceeds the number of board seats, vote FOR all or a limited number of the independent director nominees considering factors including, but not limited to, the following:

1.	Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;

2.	Nominee(s) qualification, knowledge, and experience;

3.	Attendance record of the director nominees;

4.	Company’s free float.

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Responsiveness

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:

1.

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or acted on a management proposal that was opposed by a majority of the shares cast in the previous year. Factors considered will be:

a.	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

b.	Rationale provided in the proxy statement for the level of implementation;

c.	The subject matter of the proposal;

d.	The level of support for and opposition to the resolution in past meetings;

e.	Actions taken by the board in response to the majority vote and its engagement with shareholders;

f.	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

g.	Other factors as appropriate.

2.	The board failed to act on takeover offers where the majority of shares are tendered;

3.

At the previous board election, any director received more than 50 percent AGAINST or WITHHOLD votes of the shares cast and the company has failed to address the issue(s) that caused the high AGAINST or WITHHOLD vote.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

1.	The company failed to respond to majority-supported shareholder proposals on executive pay topics.

2.	The company failed to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

a.	The company’s response, including:

i.

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

ii.	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

iii.	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

b.	Other recent compensation actions taken by the company;

c.	Whether the issues raised are recurring or isolated;

d.	The company’s ownership structure; and

e.	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

3.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote AGAINST or WITHHOLD from the entire board of directors (except nominees being presented on a ballot for the first time or having served on a board less than a year, who should be considered CASE-BY-CASE depending on the timing of their appointment and the problematic governance issue in question) for the following:

Problematic Takeover Defenses/Governance Structure

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Poison Pills

Vote AGAINST or WITHHOLD from all nominees (except new nominees, who should be considered CASE-BY-CASE) if:

1.

The company has a poison pill that was not approved by shareholders. However, vote CASE-BY-CASE on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

2.	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a WITHHOLD or AGAINST vote is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards

The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation

The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

1.	A classified board structure;

2.	A supermajority vote requirement;

3.	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

4.	The inability of shareholders to call special meetings;

5.	The inability of shareholders to act by written consent;

6.	A multi-class capital structure; and/or

7.	A non-shareholder-approved poison pill.

Unilateral By-law/Charter Amendments and Problematic Capital Structures

Generally, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if the board amends the company’s by-laws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

1.	The board’s rationale for adopting the by-law/charter amendment without shareholder ratification;

2.	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

3.	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the by-laws/charter;

4.	The board’s track record with regard to unilateral board action on by-law/charter amendments or other entrenchment provisions;

5.	Whether the amendment was made prior to or in connection with the company’s initial public offering;

6.	The company’s ownership structure;

7.	The company’s existing governance provisions;

8.	The timing of the board’s amendment to the by-laws/charter in connection with a significant business development; and

9.	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote CASE-BY-CASE on director nominees. Generally, vote AGAINST (except new nominees, who should be considered CASE-BY-CASE) if the directors:

1.	Classified the board;

2.	Adopted supermajority vote requirements to amend the by-laws or charter; or

3.	Eliminated shareholders’ ability to amend by-laws.

Problematic Governance Structure - Newly public companies

For newly public companies (generally defined as companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering), generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if, prior to or in connection with the company’s public offering, the company or its board adopted the following by-law or charter provisions that are considered materially adverse to shareholder rights:

1.	Supermajority vote requirements to amend the by-laws or charter;

2.	A classified board structure; or

3.	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote CASE-BY-CASE on director nominees in subsequent years.

For newly public companies, generally vote AGAINST or WITHHOLD from the entire board (except new nominees, who should be considered CASE-BY-CASE) if, prior to or in connection with the company’s public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered reasonable.

Continue to vote AGAINST or WITHHOLD from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals

Generally, vote AGAINST or WITHHOLD from the members of the governance committee if the company’s governing documents impose undue restrictions on shareholders’ ability to amend the by-laws. Such restrictions include but are not limited to outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote AGAINST or WITHHOLD on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding by-law amendments will generally be viewed as an insufficient restoration of shareholder’ rights. Generally, continue to vote AGAINST or WITHHOLD on an ongoing basis until shareholders are provided with an unfretted ability to amend the by-laws or a proposal providing for such unfretted right is submitted for shareholder approval.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.	The non-audit fees paid to the auditor are excessive (greater than 50 percent);

2.	The company receives an adverse opinion on the company’s financial statements from its auditor;

3.

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm;

4.	The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year; or

5.	There are clear concerns over questionable finances or restatements.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP or other acceptable accounting practices; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether AGAINST or WITHHOLD votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

2.	The company maintains significant problematic pay practices; or

3.	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally, vote AGAINST or WITHHOLD from the Compensation Committee chair, other committee members, or potentially the full board if:

1.	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

2.	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally, vote AGAINST members of the board committee responsible for approving/setting non-executive director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-executive director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock

Vote AGAINST the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

1.	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

2.	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

3.	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

4.	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

5.	Any other relevant factors.

Governance Failures

Vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board at any company whose board the director serves, due to:

1.

Criminal wrongdoing or material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at any company including, but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock;

2.	Failure to replace management or directors as appropriate; or

3.

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, Boston Partners will vote on a CASE-BY-CASE basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

1.	Company performance relative to its peers;

2.	Strategy of the incumbents versus the dissidents;

3.	Independence of directors/nominees;

4.	Experience and skills of board candidates;

5.	Governance profile of the company;

6.	Evidence of management entrenchment;

7.	Responsiveness to shareholders;

8.	Whether a takeover offer has been rebuffed;

9.	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, Boston Partners will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to affect positive change? (i.e., maximize long-term shareholder value).

Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

1.	Long-term financial performance of the company relative to its industry;

2.	Management’s track record;

3.	Background to the contested election;

4.	Nominee qualifications (both slates) and any compensatory arrangements;

5.	Strategic plan of dissident slate and quality of the critique against management;

6.	Likelihood that the proposed goals and objectives can be achieved (both slates); and

7.	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote CASE-BY-CASE considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Bundled and Unbundled Elections

Vote FOR the bundled election of nominees unless:

1.	Adequate disclosure has not been provided in a timely manner;

2.	There are clear concerns over questionable finances or restatements (specific to management nominees);

3.	There have been questionable transactions with conflicts of interest (specific to management nominees);

4.	There are any records of abuses against minority shareholder interests (specific to management nominees);

5.	The board fails to meet minimum corporate governance standards (specific to management nominees);

6.	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;

7.	The company does not comply with market legal requirements for minimum board independence or the board is not at least one-third independent, whichever is higher; or

8.	Repeated absences at board and key committee meetings (less than 75 percent attendance) have not been explained (in countries where this information is disclosed).

In an unbundled election, generally vote FOR all director nominees, unless:

1.	The company has not provided adequate disclosure of the proposed nominees;

2.	There are concerns regarding the candidate(s) and/or the company; or

3.

The board does not meet a one-third independence threshold, or the threshold required by local regulations. If the proposed board falls below one-third independence or market regulation requirements, vote FOR the independent nominees presented individually, and vote AGAINST the non-independent candidates.

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally, vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

Vote FOR proposals seeking to fix the size of the board. Vote AGAINST if the proposal would result in the board size being fewer than five (5) or more than fifteen (15) seats.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally, vote FOR proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

1.	The reasonableness/scope of the request; and

2.	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally, vote AGAINST management proposals to eliminate cumulative voting unless:

1.	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

2.

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Vote FOR shareholder proposals that restore or introduce cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals concerning director and officer indemnification and liability protection taking into account the following:

1.	Safeguards to prevent potential conflict of interests, including the independence of the decision-making process for approval of indemnification coverage;

2.	The disclosure of a publicly available, board approved indemnification policy;

3.	Clear description of acts and events that can and cannot be covered by the indemnity policy or contract;

4.	Information regarding potential financial impact of the indemnity policy or contracts to the company;

5.	Eligible beneficiaries of the policy, including the length of the post-employment period that will be covered by the policy or contract;

6.	Treatment of indemnity payments already made in the event of a final irreversible court ruling has determined that associated actions were outside the scope of indemnification coverage.

Vote AGAINST proposals that would:

1.	Limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care;

2.	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness;

3.

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify;

4.

Allow indemnity coverage for current and/or former director, officers, and/or fiscal council members who have entered into leniency agreements with the country’s authorities in the context of corruption investigations; and

5.

Allow indemnity coverage of acts committed outside the normal exercise of duties of the administrator, acts performed in bad faith, malice, or fraud, or acts committed in detriment of the company’s best interest.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

1.	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and

2.	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

1.	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

2.	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

3.	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

4.	The scope and structure of the proposal.

Establish Other Board Committee Proposals

Generally, vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

1.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

2.	Level of disclosure regarding the issue for which board oversight is sought;

3.	Company performance related to the issue for which board oversight is sought;

4.	Board committee structure compared to that of other companies in its industry sector; and

5.	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

Vote CASE-BY-CASE when a company proposes to dismiss directors, paying particular attention, but not limited, to:

1.	Whether the company has presented a compelling rationale for the request, and

2.	Whether the newly proposed board is one-third independent.

Generally, vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

1.

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

2.

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

3.	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director and FOR the separation of the offices of CEO and chair.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Majority Vote Standard for the Election of Directors

Vote for proposals requiring a majority vote standard.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

Generally, vote FOR management and shareholder proposals for proxy access with the following provisions:

1.	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

2.	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

3.	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

4.	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally, vote AGAINST proposals that are more restrictive than these guidelines.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally, vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

1.	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

2.	Effectively disclosed information with respect to this structure to its shareholders;

3.	Company has not ignored majority-supported shareholder proposals or a majority WITHHOLD vote on a director nominee; and

4.	The company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

II. Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

1.	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

2.	The motivation and rationale for establishing the agreements;

3.	The quality of the company’s disclosure; and

4.	The company’s historical practices in the audit area.

Vote AGAINST or WITHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST proposals that would indemnify external auditors.

Auditor Ratification

Vote AGAINST incumbent audit committee members if the ratification of auditors is not up for shareholder vote. (U.S. only)

Vote FOR proposals to ratify auditors and/or proposals authorizing the board to fix auditor fees, unless:

1.	The name(s) of the proposed auditors has not been published;

2.	The auditors are being changed without explanation;

3.	An auditor has a financial interest in or association with the company, for example, external auditors have previously served the company in an executive capacity and is therefore not independent;

4.	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

5.

There are serious concerns about the procedures used by the auditor or poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP or other acceptable accounting standards; or

6.	Fees for non-audit services (“Other” fees) are excessive (greater than 50 percent).

Non-audit fees are excessive if Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, Boston Partners may vote AGAINST the auditor’s (re)election. For concerns related to fees paid to the auditors, Boston Partners may vote AGAINST remuneration of auditors if this is a separate voting item; otherwise Boston Partners may vote AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

1.	There are serious concerns about the statutory reports presented or the audit procedures used;

2.	Questions exist concerning any of the statutory auditors being appointed; or

3.	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

1.	The tenure of the audit firm;

2.	The length of rotation specified in the proposal;

3.	Any significant audit-related issues at the company;

4.	The number of Audit Committee meetings held each year;

5.	The number of financial experts serving on the committee; and

6.	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

III. Shareholder Rights and Defenses

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend By-laws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the by-laws.

Vote CASE-BY-CASE on proposals giving the board the ability to amend the by-laws in addition to shareholders, taking into account the following:

1.	Any impediments to shareholders’ ability to amend the by-laws (i.e. supermajority voting requirements);

2.	The company’s ownership structure and historical voting turnout;

3.	Whether the board could amend by-laws adopted by shareholders; and

4.	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or by-law amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting By-law Provisions)

By-law provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Vote CASE-BY-CASE on by-laws which impact shareholders’ litigation rights, taking into account factors such as:

1.	The company’s stated rationale for adopting such a provision;

2.	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

3.	The breadth of application of the by-law, including the types of lawsuits to which it would apply and the definition of key terms; and

4.

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the by-laws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally, vote AGAINST by-laws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of by-law provisions which affect shareholders’ litigation rights will be evaluated under Unilateral By-law/Charter Amendments.

Poison Pills (Shareholder Rights Plans)

Generally. vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

1.	Shareholders have approved the adoption of the plan; or

2.

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

1.	No lower than a 20 percent trigger, flip-in or flip-over;

2.	A term of no more than three years;

3.	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

4.

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Net Operating Losses (NOLs) Protective Amendments and Management Proposals to Ratify a Pill to Preserve NOLs

Vote AGAINST proposals to adopt a protective amendment or poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the protective amendment or pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for protective amendments or poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

1.

The ownership threshold to transfer (NOL protective amendments and pills generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

2.	The value of the NOLs;

3.	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

4.

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

5.	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

Vote CASE-BY-CASE on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

1.	The scope and structure of the proposal;

2.

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

3.	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

4.	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

5.	Any recent controversies or concerns related to the company’s proxy voting mechanics;

6.	Any unintended consequences resulting from implementation of the proposal; and

7.	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or By-law Provisions

Generally, vote AGAINST management proposals to ratify provisions of the company’s existing charter or by-laws, unless these governance provisions align with best practice.

In addition, voting AGAINST or WITHHOLD from individual directors, members of the governance committee, or the full board may be warranted, considering:

1.	The presence of a shareholder proposal addressing the same issue on the same ballot;

2.	The board’s rationale for seeking ratification;

3.	Disclosure of actions to be taken by the board should the ratification proposal fail;

4.	Disclosure of shareholder engagement regarding the board’s ratification request;

5.	The level of impairment to shareholders’ rights caused by the existing provision;

6.	The history of management and shareholder proposals on the provision at the company’s past meetings;

7.	Whether the current provision was adopted in response to the shareholder proposal;

8.	The company’s ownership structure; and

9.	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally, vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

1.	The election of fewer than 50 percent of the directors to be elected is contested in the election;

2.	One or more of the dissident’s candidates is elected;

3.	Shareholders are not permitted to cumulate their votes for directors; and

4.	The election occurred, and the expenses were incurred, after the adoption of this by-law.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

1.	Reasons for reincorporation;

2.	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

3.	Comparison of corporation laws of original state and destination state.

4.	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings as long as the proposed minimum threshold is 10 percent or higher, with 10 percent being the preferred percentage.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements.

IV. Capital/ Restructuring

Adjustments to Par Value of Common Stock

In the U.S., vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote FOR management proposals to eliminate par value.

For countries and regions outside the U.S., vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 50 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital.

In Malaysia, for real estate investment trusts (REITs), vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Shelf Registration Program

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a CASE-BY-CASE basis, taking into consideration, but not limited to, the following:

1.	Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;

2.

Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and

3.	Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote FOR a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

1.	Past Board Performance:

a.	The company’s use of authorized shares during the last three years;

2.	The Current Request:

a.	Disclosure in the proxy statement of the specific purposes of the proposed increase;

b.	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

c.

The dilutive impact of the request as determined relative to an allowable increase (typically 100 percent of existing authorized shares for a specific purpose and no more than 50 percent if for a non-specific purpose) that reflects the company’s need for shares and total shareholder returns. Regarding a specific purpose, Boston Partners would generally not support a proposal where the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) where Boston Partners is voting FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis

Dual Class Structure

Generally, vote AGAINST proposals to create or maintain a new class of common stock unless:

1.	The company discloses a compelling rationale for the dual-class capital structure, such as:

a.	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

b.	The new class of shares will be transitory;

2.	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

3.	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

We vote FOR proposals to create preemptive rights and AGAINST proposals to eliminate preemptive rights.

Preferred Stock Authorization

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

1.	Past Board Performance:

a.	The company’s use of authorized preferred shares during the last three years;

2.	The Current Request:

a.	Disclosure in the proxy statement of the specific purposes for the proposed increase;

b.	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

c.

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

d.	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes. If they are, vote AGAINST. If not, vote CASE-BY-CASE.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issue requests.

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

1.	More simplified capital structure;

2.	Enhanced liquidity;

3.	Fairness of conversion terms;

4.	Impact on voting power and dividends;

5.	Reasons for the reclassification;

6.	Conflicts of interest; and

7.	Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split if:

1.	The number of authorized shares will be proportionately reduced; or

2.	The effective increase in authorized shares is equal to or less than the allowable increase.

Vote CASE-BY-CASE on proposals that do not meet either of the above conditions, taking into consideration the following factors:

1.	Stock exchange notification to the company of a potential delisting;

2.	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

3.	The company’s rationale; or

4.	Other factors as applicable.

Share Repurchase Programs

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

1.	Greenmail,

2.	The use of buybacks to inappropriately manipulate incentive compensation metrics,

3.	Threats to the company’s long-term viability, or

4.	Other company-specific factors as warranted.

Vote CASE-BY-CASE on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Generally, vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.	A repurchase limit of up to 10 percent of outstanding issued share capital;

2.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

3.

A duration that does not exceed market practice. In Asian markets, a duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a CASE-BY-CASE basis. Boston Partners may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

1.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

2.	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, Boston Partners will evaluate the proposal based on the company’s historical practice. However, Boston Partners expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so. In such cases, the authority must comply with the following criteria:

1.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

2.	A duration of no more than 18 months.

In addition, Boston Partners will vote AGAINST any proposal where:

1.	The repurchase can be used for takeover defenses;

2.	There is clear evidence of abuse;

3.	There is no safeguard against selective buybacks; and/or

4.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase(s).

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

1.	Adverse governance changes;

2.	Excessive increases in authorized capital stock;

3.	Unfair method of distribution;

4.	Diminution of voting rights;

5.	Adverse conversion features;

6.	Negative impact on stock option plans; and

7.	Alternatives such as spin-off.

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

1.	Purchase price;

2.	Fairness opinion;

3.	Financial and strategic benefits;

4.	How the deal was negotiated;

5.	Conflicts of interest;

6.	Other alternatives for the business;

7.	Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

1.	Impact on the balance sheet/working capital;

2.	Potential elimination of diseconomies;

3.	Anticipated financial and operating benefits;

4.	Anticipated use of funds;

5.	Value received for the asset;

6.	Fairness opinion;

7.	How the deal was negotiated;

8.	Conflicts of interest.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares, with or without preemptive rights, and to issue shares as part of a debt restructuring plan, after evaluating:

1.	Dilution to existing shareholders’ positions;

2.	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

3.	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

4.	Management’s efforts to pursue other alternatives;

5.	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

6.	Conflict of interest - arm’s length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

1.	The reasons for the change;

2.	Any financial or tax benefits;

3.	Regulatory benefits;

4.	Increases in capital structure; and

5.	Changes to the articles of incorporation or by-laws of the company.

Absent compelling financial reasons for the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

1.	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

2.	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

1.	Offer price/premium;

2.	Fairness opinion;

3.	How the deal was negotiated;

4.	Conflicts of interest;

5.	Other alternatives/offers considered; and

6.	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

1.	Whether the company has attained benefits from being publicly traded (examination of trading volume, liquidity, and market research of the stock);

2.	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

a.	Are all shareholders able to participate in the transaction?

b.	Will there be a liquid market for remaining shareholders following the transaction?

c.	Does the company have strong corporate governance?

d.	Will insiders reap the gains of control following the proposed transaction?

e.	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

1.	Percentage of assets/business contributed;

2.	Percentage ownership;

3.	Financial and strategic benefits;

4.	Governance structure;

5.	Conflicts of interest;

6.	Other alternatives; and

7.	Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

1.	Management’s efforts to pursue other alternatives;

2.	Appraisal value of assets; and

3.	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

1.

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

2.	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

3.

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

4.

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

5.

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

6.

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

1.

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances, from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

2.	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

a.

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

b.

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

3.	Financial issues:

a.	The company’s financial condition;

b.	Degree of need for capital;

c.	Use of proceeds;

d.	Effect of the financing on the company’s cost of capital;

e.	Current and proposed cash burn rate;

f.	Going concern viability and the state of the capital and credit markets.

4.

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

5.	Control issues:

a.	Change in management;

b.	Change in control;

c.	Guaranteed board and committee seats;

d.	Standstill provisions;

e.	Voting agreements;

f.	Veto power over certain corporate actions; and

g.	Minority versus majority ownership and corresponding minority discount or majority control premium.

6.	Conflicts of interest:

a.	Conflicts of interest should be viewed from the perspective of the company and the investor.

b.	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

7.

Market reaction: The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

1.	Estimated value and financial prospects of the reorganized company;

2.	Percentage ownership of current shareholders in the reorganized company;

3.	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

4.	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

5.	Existence of a superior alternative to the plan of reorganization; and

6.	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

1.	Valuation

2.	Market reaction

3.	Deal timing

4.	Negotiations and process.

5.	Conflicts of interest

6.	Voting agreements

7.	Governance

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

Vote CASE-BY-CASE on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

1.	Tax and regulatory advantages;

2.	Planned use of the sale proceeds;

3.	Valuation of spinoff;

4.	Fairness opinion;

5.	Benefits to the parent company;

6.	Conflicts of interest;

7.	Managerial incentives;

8.	Corporate governance changes;

9.	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

1.	Hiring a financial advisor to explore strategic alternatives;

2.	Selling the company; or

3.	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

1.	Prolonged poor performance with no turnaround in sight;

2.	Signs of entrenched board and management (such as the adoption of takeover defenses);

3.	Strategic plan in place for improving value;

4.	Likelihood of receiving reasonable value in a sale or dissolution; and

5.	The company actively exploring its strategic options, including retaining a financial advisor.

V. Compensation

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

1.	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

2.	The company maintains significant problematic pay practices;

3.	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.

There is no SOP on the ballot, and an AGAINST vote on SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

2.	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

3.	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

4.	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

Analysis considers the following:

1.	Peer Group Alignment:

a.	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

b.	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

c.	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

1.	The ratio of performance- to time-based incentive awards;

2.	The overall ratio of performance-based compensation;

3.	The completeness of disclosure and rigor of performance goals;

4.	The company’s peer group benchmarking practices;

5.	Actual results of financial/operational metrics, both absolute and relative to peers;

6.	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

7.	Realizable pay compared to grant pay; and

8.	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

1.	Problematic practices related to non-performance-based compensation elements;

2.	Incentives that may motivate excessive risk-taking or present a windfall risk; and

3.	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in an adverse vote:

1.	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

2.	Extraordinary perquisites or tax gross-ups;

3.	New or materially amended agreements that provide for:

a.	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

b.	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

c.	CIC excise tax gross-up entitlements (including “modified” gross-ups);

d.	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

e.	Liberal CIC definition combined with any single-trigger CIC benefits;

4.	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

5.	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

1.	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

2.	Duration of options backdating;

3.	Size of restatement due to options backdating;

4.	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

5.	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive and non-executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST vote include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

1.	Single- or modified-single-trigger cash severance;

2.	Single-trigger acceleration of unvested equity awards;

3.	Full acceleration of equity awards granted shortly before the change in control;

4.	Acceleration of performance awards above the target level of performance without compelling rationale;

5.	Excessive cash severance (generally >3x base salary and bonus);

6.	Excise tax gross-ups triggered and payable;

7.	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

8.

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

9.	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

1.

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

a.	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

b.	SVT based only on new shares requested plus shares remaining for future grants.

2.	Plan Features:

a.	General quality of disclosure, especially around vesting upon a change in control (CIC);

b.	Discretionary vesting authority;

c.	Liberal share recycling on various award types;

d.	Lack of minimum vesting period for grants made under the plan;

e.	Dividends payable prior to award vesting.

3.	Grant Practices:

a.	The company’s three-year burn rate relative to its industry/market cap peers (shouldn’t exceed 3.5%);

b.	Vesting requirements in CEO’s recent equity grants (3-year look-back);

c.	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

d.	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

e.	Whether the company maintains a sufficient claw-back policy;

f.	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally, vote AGAINST the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

1.	Awards may vest in connection with a liberal change-of-control definition;

2.

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

3.	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

4.	The plan is excessively dilutive to shareholders’ holdings;

5.	The plan contains an evergreen (automatic share replenishment) feature; or

6.	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors

SVT

The cost of the equity plans is expressed as SVT, which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, SVT is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.

Three-Year Burn Rate Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark. Boston Partners will vote AGAINST plans if the three-year average burn rate exceeds 3.5 percent.

Egregious Factors

Liberal Change in Control Definition

Generally, vote AGAINST equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

1.	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

2.	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

3.	The cancellation of underwater options in exchange for stock awards; or

4.	Cash buyouts of underwater options.

While the above cover most types of repricing, Boston Partners may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote AGAINST or WITHHOLD from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by Boston Partners), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

May vote AGAINST the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting AGAINST the equity plan may include, but are not limited to:

1.	Severity of the pay-for-performance misalignment;

2.	Whether problematic equity grant practices are driving the misalignment; and/or

3.	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans

Vote CASE-BY-CASE on amendments to cash and equity incentive plans.

Generally, vote FOR proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal addresses administrative features only. Vote CASE-BY-CASE on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s).

Vote CASE-BY-CASE on all other proposals to amend equity incentive plans, considering the following:

1.

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the vote will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

2.

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the vote will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

3.

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the vote will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two CASE-BY-CASE evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations: Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non- executive directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the SVT analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

1.	Purchase price is at least 85 percent of fair market value;

2.	Offering period is 27 months or less; and

3.	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

1.	Purchase price is less than 85 percent of fair market value; or

2.	Offering period is greater than 27 months; or

3.	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

1.	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

2.	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

3.	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

4.	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

1.	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

2.	Rationale for the re-pricing—was the stock price decline beyond management’s control?;

3.	Is this a value-for-value exchange?;

4.	Are surrendered stock options added back to the plan reserve?;

5.	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;

6.	Option vesting—does the new option vest immediately or is there a black-out period?;

7.	Term of the option—the term should remain the same as that of the replaced option;

8.	Exercise price—should be set at fair market or a premium to market;

9.	Participants—executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate (shouldn’t exceed 3.5%).

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote non- executive director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, no adjustments will be made to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

1.	Executive officers and non- executive directors are excluded from participating;

2.

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

3.	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

1.	Eligibility;

2.	Vesting;

3.	Bid-price;

4.	Term of options;

5.	Cost of the program and impact of the TSOs on company’s total option expense; and

6.	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Non- Executive Directors

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote CASE-BY-CASE on management proposals seeking ratification of non- executive director compensation, based on the following factors:

1.	If the equity plan under which non- executive director grants are made is bundled into a single resolution or is on the ballot, whether or not it warrants support; and

2.	An assessment of the following qualitative factors:

a.	The relative magnitude of director compensation as compared to companies of a similar profile;

b.	The presence of problematic pay practices relating to director compensation;

c.	Director stock ownership guidelines and holding requirements;

d.	Equity award vesting schedules;

e.	The mix of cash and equity-based compensation;

f.	Meaningful limits on director compensation;

g.	The availability of retirement benefits or perquisites; and

h.	The quality of disclosure surrounding director compensation.

Equity Plans for Non- Executive Directors

Vote CASE-BY-CASE on compensation plans for non- executive directors, based on:

1.

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

2.	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances) (shouldn’t exceed 3.5%); and

3.	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non- executive director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote CASE-BY-CASE on the plan taking into consideration the following qualitative factors:

1.	The relative magnitude of director compensation as compared to companies of a similar profile;

2.	The presence of problematic pay practices relating to director compensation;

3.	Director stock ownership guidelines and holding requirements;

4.	Equity award vesting schedules;

5.	The mix of cash and equity-based compensation;

6.	Meaningful limits on director compensation;

7.	The availability of retirement benefits or perquisites; and

8.	The quality of disclosure surrounding director compensation.

Non- Executive Director Retirement Plans

Vote AGAINST retirement plans for non- executive directors. Vote FOR shareholder proposals to eliminate retirement plans for non- executive directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

1.	The company’s past practices regarding equity and cash compensation;

2.	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

3.	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally, vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally, vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally, vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

Generally, vote FOR proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

1.	The percentage/ratio of net shares required to be retained;

2.	The time period required to retain the shares;

3.	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

4.	Whether the company has any other policies aimed at mitigating risk taking by executives;

5.	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

6.	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation (U.S.)

Generally, vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives under U.S. Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices. Section 162(m) imposes a $1 million annual limit on the amount of compensation that a publicly held corporation can deduct with respect to certain executives.

Pay Disparity

Vote CASE-BY-CASE on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

1.	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

2.	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

3.	The level of shareholder support for the company’s pay programs.

Generally, vote AGAINST proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

1.

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

2.

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

1.	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

2.	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

3.

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

4.	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

5.

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

1.	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

2.

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

3.	Can shareholders assess the correlation between pay and performance based on the current disclosure?

4.	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally, vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

5.	An executive may not trade in company stock outside the 10b5-1 Plan;

6.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

Generally, vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

Vote CASE-BY-CASE on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, Boston Partners will consider the following factors:

1.	If the company has adopted a formal recoupment policy;

2.	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

3.	Whether the company has chronic restatement history or material financial problems;

4.	Whether the company’s policy substantially addresses the concerns raised by the proponent;

5.	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

6.	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

1.	The triggering mechanism should be beyond the control of management;

2.	The amount should not exceed 2.99 times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

3.

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Proposals

Generally, vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.

Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Vote CASE-BY-CASE on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

1.	The frequency and timing of the company’s share buybacks;

2.	The use of per-share metrics in incentive plans;

3.	The effect of recent buybacks on incentive metric results and payouts; and

4.	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

Generally, vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally, vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

Generally, vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

1.

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally, vote FOR proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

VI. Routine/ Miscellaneous/ Operational

Adjourn Meeting

Generally, vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal. Otherwise, vote CASE-BY-CASE.

Amend Minor By-laws

Vote FOR by-law or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

Management Supported Shareholder Proposals: Reporting

Vote FOR shareholder proposals for additional reporting beyond what is regulatorily required when the proposal is supported by management.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

1.	The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of positive shareholder returns; or

2.	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals considering whether the proposal is in line with market standards.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Generally, vote AGAINST if the draft of the new articles of association is not disclosed or if the proposed changes are not adequately highlighted in the shareholder notice.

Generally, vote FOR proposals where the changes are driven by regulatory or compliance considerations.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless a company has performed poorly for several years and the new business takes the company into risky areas and enterprises unrelated to its core business.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering long-term shareholder value for the company’s existing shareholders and such factors including, but not limited to, the following:

1.	The parties on either side of the transaction;

2.	The nature of the asset to be transferred/service to be provided;

3.	The pricing of the transaction (and any associated professional valuation);

4.	The views of independent directors (where provided);

5.	The views of an independent financial adviser (where appointed);

6.	Whether any entities party to the transaction (including advisers) is conflicted; and

7.	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that Boston Partners deemed problematic and that was not put to a shareholder vote, Boston Partners may vote AGAINST the election of the director involved in the related-party transaction or the full board.

Generally, vote AGAINST perpetual arrangements where the transactions will not be subjected to further shareholder review going forward.

For proposals on royalty payments, vote on a CASE-BY-CASE basis based on disclosures provided.

Charitable Donations

Vote proposals seeking the approval of donations on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

1.	Size of the proposed donation request;

2.	The destination of the proposed allocation of funds; and

3.	The company’s historical donations practices, including allocations approved at prior shareholder meetings.

Virtual Meetings

Generally, vote FOR proposals allowing for the convening of hybrid shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally, vote AGAINST proposals allowing for the convening of virtual-only shareholder meetings.

VII. Social and Environmental

Generally, vote CASE-BY-CASE, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

1.	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

2.	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

3.	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

4.	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

5.	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;

6.

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

7.

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

Generally, vote AGAINST proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

Generally, vote FOR proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

1.	The company has already published a set of animal welfare standards and monitors compliance;

2.	The company’s standards are comparable to industry peers; and

3.	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

Generally, vote AGAINST proposals to phase out the use of animals in product testing, unless:

1.	The company is conducting animal testing programs that are unnecessary or not required by regulation;

2.	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

3.	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

Generally, vote AGAINST proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally, vote AGAINST proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

1.	The potential impact of such labeling on the company’s business;

2.	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

3.	Company’s current disclosure on the feasibility of GE product labeling.

Generally, vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally, vote AGAINST proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY-CASE on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

1.	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

2.	Whether the company has adequately disclosed the financial risks of the products/practices in question;

3.	Whether the company has been subject to violations of related laws or serious controversies; and

4.	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

Generally, vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote CASE-BY-CASE on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

1.	The potential for reputational, market, and regulatory risk exposure;

2.	Existing disclosure of relevant policies;

3.	Deviation from established industry norms;

4.	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

5.	Whether the proposal focuses on specific products or geographic regions;

6.	The potential burden and scope of the requested report;

7.	Recent significant controversies, litigation, or fines at the company.

Generally, vote FOR proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally, vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

Generally, vote FOR proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

1.	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

2.

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

3.	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

1.	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

2.	Current regulations in the markets in which the company operates; and

3.	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally, vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

1.	Recent related fines, controversies, or significant litigation;

2.	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

3.	Whether the company’s advertising restrictions deviate from those of industry peers;

4.	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

5.	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

1.	Whether the company complies with all laws and regulations;

2.	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

3.	The risk of any health-related liabilities.

Generally, vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally, vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

Generally, vote FOR resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

1.

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

2.	The company’s level of disclosure compared to industry peers; and

3.	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally, vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

1.

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

2.	The company’s level of disclosure is comparable to that of industry peers; and

3.	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

1.	Whether the company provides disclosure of year-over-year GHG emissions performance data;

2.	Whether company disclosure lags behind industry peers;

3.	The company’s actual GHG emissions performance;

4.	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

5.	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

Generally, vote FOR proposals requesting that a company report on its energy efficiency policies, unless:

1.

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

2.	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

Generally, vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally, vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally, vote AGAINST proposals that call for the adoption of renewable energy goals, taking into account:

1.	The scope and structure of the proposal;

2.	The company’s current level of disclosure on renewable energy use and GHG emissions; and

3.	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

Generally, vote FOR requests for reports on a company’s efforts to diversify the board, unless:

1.	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

2.	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

1.	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

2.	The level of gender and racial minority representation that exists at the company’s industry peers;

3.	The company’s established process for addressing gender and racial minority board representation;

4.	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

5.	The independence of the company’s nominating committee;

6.	Whether the company uses an outside search firm to identify potential director nominees; and

7.	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

Generally, vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

1.	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

2.	The company already publicly discloses comprehensive workforce diversity data; and

3.	The company has no recent significant EEO-related violations or litigation.

Generally, vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally, vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally, vote AGAINST proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender Pay Gap

Generally, vote CASE-BY-CASE on requests for reports on a company’s pay data by gender, race, ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:

1.	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

2.	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and

3.	Whether the company’s reporting regarding gender, race, or ethnicity pay gap policies or initiatives is lagging its peers.

Environment and Sustainability

Facility and Workplace Safety

Vote CASE-BY-CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

1.	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

2.	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

3.	Recent significant controversies, fines, or violations related to workplace health and safety; and

4.	The company’s workplace health and safety performance relative to industry peers.

Vote CASE-BY-CASE on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

1.	The company’s compliance with applicable regulations and guidelines;

2.	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

3.	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

1.	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

2.

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

3.	The nature, purpose, and scope of the company’s operations in the specific region(s);

4.	The degree to which company policies and procedures are consistent with industry norms; and

5.	The scope of the resolution.

Hydraulic Fracturing

Generally, vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

1.	The company’s current level of disclosure of relevant policies and oversight mechanisms;

2.	The company’s current level of such disclosure relative to its industry peers;

3.	Potential relevant local, state, or national regulatory developments; and

4.	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

Generally, vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

1.	Operations in the specified regions are not permitted by current laws or regulations;

2.	The company does not currently have operations or plans to develop operations in these protected regions; or

3.	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

1.	The nature of the company’s business;

2.	The current level of disclosure of the company’s existing related programs;

3.	The timetable and methods of program implementation prescribed by the proposal;

4.	The company’s ability to address the issues raised in the proposal; and

5.	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

Generally, vote FOR proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

1.

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

2.	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

1.	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

2.	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

3.	The potential financial impact or risk to the company associated with water-related concerns or issues; and

4.	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

Vote CASE-BY-CASE on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

1.	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

2.	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

3.	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

4.	Applicable market-specific laws or regulations that may be imposed on the company; and

5.	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

1.	The scope and prescriptive nature of the proposal;

2.	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

3.	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

4.	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

5.	The company’s current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

Generally, vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

1.	The degree to which existing relevant policies and practices are disclosed;

2.	Whether or not existing relevant policies are consistent with internationally recognized standards;

3.	Whether company facilities and those of its suppliers are monitored and how;

4.	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

5.	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

6.	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

7.	The scope of the request; and

8.	Deviation from industry sector peer company standards and practices.

Vote CASE-BY-CASE on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

1.	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

2.	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

3.	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

4.	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

1.	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

2.	Current disclosure of applicable risk assessment(s) and risk management procedures;

3.	Compliance with U.S. sanctions and laws;

4.	Consideration of other international policies, standards, and laws; and

5.	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

1.	Controversies surrounding operations in the relevant market(s);

2.	The value of the requested report to shareholders;

3.	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

4.	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally, vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

1.	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

2.	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

3.	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Boston Partners will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put the firm at a competitive disadvantage.

Political Contributions

Generally, vote CASE-BY-CASE on proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

1.	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

2.	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

3.	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Boston Partners will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put the firm at a competitive disadvantage.

Vote AGAINST proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Generally, vote AGAINST proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

1.	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

2.	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

VIII. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

1.	Past performance as a closed-end fund;

2.	Market in which the fund invests;

3.	Measures taken by the board to address the discount; and

4.	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

1.	Past performance relative to its peers;

2.	Market in which the fund invests;

3.	Measures taken by the board to address the issues;

4.	Past shareholder activism, board activity, and votes on related proposals;

5.	Strategy of the incumbents versus the dissidents;

6.	Independence of directors;

7.	Experience and skills of director candidates;

8.	Governance profile of the company;

9.	Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

1.	Proposed and current fee schedules;

2.	Fund category/investment objective;

3.	Performance benchmarks;

4.	Share price performance as compared with peers;

5.	Resulting fees relative to peers;

6.	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

1.	Stated specific financing purpose;

2.	Possible dilution for common shares;

3.	Whether the shares can be used for antitakeover purposes.

1940 Act Policies (U.S.)

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

1.	Potential competitiveness;

2.	Regulatory developments;

3.	Current and potential returns; and

4.	Current and potential risk.

Generally, vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

1.	The fund’s target investments;

2.	The reasons given by the fund for the change; and

3.	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

1.	Political/economic changes in the target market;

2.	Consolidation in the target market; and

3.	Current asset composition.

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

1.	Potential competitiveness;

2.	Current and potential returns;

3.	Risk of concentration;

4.	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

2.

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

3.	The company has demonstrated responsible past use of share issuances by either:

a.	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

1.	Strategies employed to salvage the company;

2.	The fund’s past performance;

3.	The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

1.	The degree of change implied by the proposal;

2.	The efficiencies that could result;

3.	The state of incorporation;

4.	Regulatory standards and implications.

Vote AGAINST any of the following changes:

1.	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

2.	Removal of shareholder approval requirement for amendments to the new declaration of trust;

3.

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

4.	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

5.	Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements;

6.	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

1.	Regulations of both states;

2.	Required fundamental policies of both states;

3.	The increased flexibility available.

Authorizing the Board to Hire and Terminate Sub-advisers Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire or terminate sub-advisers without shareholder approval if the investment adviser currently employs only one sub-adviser.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

1.	Fees charged to comparably sized funds with similar objectives;

2.	The proposed distributor’s reputation and past performance;

3.	The competitiveness of the fund in the industry;

4.	The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

1.	Resulting fee structure;

2.	Performance of both funds;

3.	Continuity of management personnel;

4.	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

1.	Performance of the fund’s Net Asset Value (NAV);

2.	The fund’s history of shareholder relations;

3.	The performance of other funds under the advisor’s management.

AUSTRALIA AND NEW ZEALAND

I.             General

Constitutional Amendment

Vote case-by case on proposals to amend the company’s constitution.

Any proposals to amend the company’s constitution, including updating of various clauses to reflect changes in corporate law, to complete replacement of an existing constitution with a new “plain language,” and updated, version, are required to be approved by a special resolution (with a 75 percent super majority of votes cast requirement).

Renewal of “Proportional Takeover” Clause in Constitution

Vote FOR the renewal of the proportional takeover clause in the company’s constitution.

Significant Change in Activities

Vote FOR resolutions to change the nature or scale of business activities provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

II.             Share Capital

Non-Voting Shares

Vote AGAINST proposals to create a new class of non-voting or sub-voting shares. Only vote FOR if:

1.	It is intended for financing purposes with minimal or no dilution to current shareholders;

2.	It is not designed to preserve the voting power of an insider or significant shareholder.

Generally, vote FOR the cancellation of classes of non-voting or sub-voting shares.

Reduction of Share Capital: Cash Consideration Payable to Shareholders

Generally, vote FOR the reduction of share capital with the accompanying return of cash to shareholders.

Reduction of Share Capital: Absorption of Losses

Vote FOR reduction of share capital proposals, with absorption of losses as they represent routine accounting measures.

Buybacks/Repurchases

Generally, vote FOR requests to repurchase shares, unless:

1.	There is clear evidence available of past abuse of this authority; or

2.	It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

Consider the following conditions in buyback plans:

1.	Limitations on a company’s ability to use the plan to repurchase shares from third parties at a premium;

2.	Limitations on the exercise of the authority to thwart takeover threats; and

3.	A requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. However, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

Vote CASE-BY-CASE on requests for the advance approval of issue of shares.

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the “15-percent-in-12-months” cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company. From 2009, the NZX Listing Rules contain a general cap on non-pro rata share issues of 20 percent of total equity in a rolling 12-month period (the limit was formerly 15 percent). Listing Rule 7.3.5(c) allows shareholders to vote to carve out from the “20-percent-in-12-months” cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20-percent-in-12-months cap for the company.

Vote CASE-BY-CASE on all requests taking into consideration:

1.

Dilution to shareholders: In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, support issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital;

2.	Discount/premium in purchase price to the investor;

3.	Use of proceeds;

4.	Any fairness opinion;

5.	Results in a change in control;

6.	Financing or strategic alternatives explored by the company;

7.	Arms-length negotiations; and,

8.	Conversion rates on convertible equity (if applicable).

Issue of Shares (Placement): Retrospective Approval

Vote CASE-BY-CASE on retrospective approval of issue of shares.

Australia: Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

New Zealand: Listing Rule 7.3.5(c) allows shareholders to vote to carve out from the 20-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20-percent in-12-months cap for the company. As long as the prior issuances conform to dilution guidelines above, vote FOR such proposals.

III.             Board of Directors

Voting on Director Nominees in Uncontested Elections

Shareholder Nominees

Generally, vote AGAINST shareholder-nominated candidates who lack board endorsement and do not present conclusive rationale to justify their nomination, including unmatched skills and experience, or other reason. Vote FOR such candidates if they demonstrate a clear ability to contribute positively to board deliberations.

Problematic Remuneration Practices (Australia)

Generally, vote AGAINST members of the remuneration committee if the remuneration resolution at the previous general meeting (usually the previous year) received support of less than 75 percent of votes cast, taking into account:

1.	The company’s response in addressing specific concerns, engagement with institutional investors, and other compensation practices;

2.	The company’s ownership structure;

3.	Whether the issues are considered to be recurring or isolated; and

4.	Whether the level of support was less than 50 percent.

Removal of Directors (New Zealand)

Vote CASE-BY-CASE on resolutions for the removal of directors, taking into consideration:

1.	Company performance relative to its peers;

2.	Strategy of the incumbents versus the dissidents;

3.	Independence of directors/nominees;

4.	Experience and skills of board candidates;

5.	Governance profile of the company;

6.	Evidence of management entrenchment;

7.	Responsiveness to shareholders; and,

8.	Level of disclosure by company to shareholders.

IV.             Remuneration

Remuneration Report (Australia)

Vote CASE-BY-CASE on the remuneration report, taking into account the pay of executives and non-executive directors, including where applicable:

1.	The quantum of total fixed remuneration and short-term incentive payments relative to peers;

2.	Whether any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;

3.	The listed entity’s workforce;

4.	Financial performance and alignment with shareholder returns;

5.	The adequacy and quality of the company’s disclosure generally;

6.

The appropriateness and quality of the company’s disclosure linking identified material business risks and pre-determined key performance indicators (KPIs) that determine annual variable executive compensation outcomes;

7.	The existence of appropriate performance criteria against which vesting and the quantum of cash and equity bonuses are assessed prior to any payment being made;

8.	Whether appropriate targets for incentives, including in the STI or LTI, are in place and are disclosed with an appropriate level of detail;

9.	Whether performance measures and targets for incentives, including in the STI and LTI, are measured over an appropriate period and are sufficiently stretching;

10.	Any special arrangements for new joiners were in line with good market practice;

11.	The remuneration committee exercised discretion appropriately, and such discretion is appropriately explained; and

12.	The alignment of CEO and executive pay with the company’s financial performance and returns for shareholders.

Where a remuneration report contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall qualified FOR vote whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

In cases where a serious breach of good practice, or departure from accepted market standards and shareholder requirements, is identified and typically where issues have been raised by shareholders over one or more years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may also receive a negative vote.

Elements of the remuneration report include:

1.	Base Pay;

2.	Superannuation, pension contributions and benefits;

3.	Short term incentive (STI);

4.	Long-term incentive (LTI);

5.	Dilution Limits;

6.	Malus/ clawback;

7.	Good leavers;

8.	Change in control;

9.	Shareholding requirement;

10.	Executive’ service contracts, including exit payments;

11.	Arrangements for new joiners;

12.	Discretion;

13.	Non-executive director fees;

14.	All-employee schemes.

Remuneration of Executive Directors: Share Incentive Schemes (Australia)

Vote CASE-BY-CASE on share-based incentives for executive directors.

Remuneration of Executives: Options and Other Long-Term Incentives

Vote CASE-BY-CASE on options and long-term incentives for executives. Vote AGAINST plans and proposed grants under plans if:

1.	The company failed to disclose adequate information regarding any element of the scheme;

2.	The performance hurdles are not sufficiently demanding;

3.	The plan permits retesting of grants based on rolling performance;

4.	The plan allows for excessive dilution.

Evaluate long-term incentive plans (and proposed grants of equity awards to particular directors) according to the following criteria:

Exercise Price

1.	Option exercise prices should not be at a discount to market price at the grant date (in the absence of demanding performance hurdles).

2.	Plans should not allow the repricing of underwater options.

Vesting Period: Appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two to three years or less, this is generally considered too short).

Performance Hurdles

1.

Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).

2.	Where a relative hurdle is used (comparing the company’s performance against a group of peers or against an index), no vesting should occur for sub-median performance.

3.	The use of ‘indexed options’ – where the exercise price of an option is increased by the movement in a suitable index of peer companies – is generally considered a sufficiently demanding hurdle.

4.

A sliding-scale hurdle – under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of the award vests once a single target is achieved (i.e. no “cliff vesting”).

5.

In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.

6.

In determining whether an absolute share price target is sufficiently stretching, take into consideration the company’s explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.

7.

The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.

8.

Support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest – and executives to be rewarded – without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

9.

Hurdles which relate option vesting to share price performance against a company’s cost of capital may be considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.

10.

Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.

11.

For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

Retesting

1.

Do not support excessive retesting of options grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting and the issue of retesting against performance hurdles does not appear to have been raised with companies in the past and many equity grants to executive directors have been modest in size. As such, it is not appropriate for Boston Partners to vote AGAINST a particular options grant on the basis of excessive retesting.

2.

Generally, vote AGAINST incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

1.	The methodology for determining exercise price of options should be disclosed.

2.	Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.

3.	The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.

4.

Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.

5.	If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.

6.	The method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders’ Equity

Aggregate number of all shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Eligibility for Participation in the Scheme

1.	Scheme should be open to all key executives.

2.	Scheme should not be open to non-executive directors.

Other

1.

Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).

2.	Incentive plans should include ‘good’ leaver/’bad’ leaver provisions to minimize excessive and unearned payouts.

Non-Executive Director Perks/Fringe Benefits (Australia)

Where a company provides fringe benefits to non-executive directors in addition to directors’ board and committee fees, vote CASE-BY-CASE on:

1.	The remuneration report;

2.	Proposals to increase the non-executive directors’ aggregate fee cap; and/or

3.	The election of the chairman of the board, chairman of the remuneration committee, or any member of the remuneration committee standing for re-election.

Vote AGAINST when post-employment fringe benefits are paid to non-executive directors, which are often represented as an entitlement per year of service on the board of the company.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

Vote CASE-BY-CASE on resolution that seeks shareholder approval for an increase in the maximum aggregate level of fees payable to the company’s non-executive directors.

In assessing director remuneration, consider how remuneration relates to shareholders’ interests, specifically:

1.	The size of the proposed increase;

2.	The level of fees compared to those at peer companies;

3.	The explanation the board has given for the proposed increase;

4.	Whether the company has discontinued retirement benefits;

5.	The company’s absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;

6.	The company’s policy and practices on non-executive director remuneration, including equity ownership;

7.	The number of directors presently on the board and any planned increases to the size of the board;

8.	The level of board turnover.

Generally, vote FOR a fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares.

In Australia, vote AGAINST the increase if the company has an active retirement benefits plan for non-executive directors. Vote AGAINST where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Issue of Options (New Zealand)

Generally, vote AGAINST the issue of options to non-executive directors.

Remuneration of Non-Executive Directors: Approval of Share Plan

For New Zealand, generally vote AGAINST the issue of options to non-executive directors. For Australia, generally, vote FOR the approval of NED share plans which are essentially salary-sacrifice structures and have the effect of increasing directors’ shareholdings and alignment with investors.

Transparency of CEO Incentives (New Zealand)

Vote AGAINST the re-election of members of the remuneration committee if:

1.	The remuneration of the CEO is not subject to any shareholder approval or scrutiny; or

2.	There is evidence that the CEO has been granted a substantial quantity of equity incentives; and,

3.	There is no apparent credible explanation for the CEO not being a member of the board;

Shareholder Resolutions (New Zealand)

Generally, vote FOR appropriately-structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder vote on a company’s remuneration policy.

Executives are employees of shareholders, and it is therefore appropriate for shareholders to be informed as to the level of executive remuneration, and how it is determined. It is also appropriate for shareholders to be given a non-binding vote on a company’s general approach to executive remuneration, and a number of jurisdictions, including the U.S., U.K., Australia, Sweden, and the Netherlands, have adopted such non-binding votes. These votes can be a valuable and relatively inexpensive way for shareholders to communicate concerns over remuneration to a company.

BRAZIL

I.             Board of Directors

Election of Minority Nominees (Separate Election)

Vote FOR the election of minority board nominees (ordinary and preferred holders), as well as minority fiscal council nominees, presented under a separate election when timely disclosure is provided of their names and biographical information, in the absence of other concerns regarding the proposed nominees. If competing minority nominees are disclosed by different minority shareholders, the contested election policy will be applied.

When a separate election is presented for minority board and/or fiscal council nominees, prioritize the support for the election of minority representatives, if timely disclosure is provided, and a DO NOT VOTE or “ABSTAIN” vote may be issued for the management nominees, based on third-party requirements for the execution of the voting instructions.

On the other hand, in the absence of timely disclosure regarding minority nominees, a DO NOT VOTE or an ABSTAIN vote may be issued for the separate minority election proposal, and a vote would be presented for the management candidates in accordance with the aforementioned policy.

Vote on a best effort basis, whenever the names and biographical information of minority nominees are disclosed following the publication of the original report, up to a minimum of eight (8) days prior to the shareholder meeting, in which case priority will be given to allow minority shareholders to elect a representative to the board of directors and/or fiscal council.

Combined Chairman/CEO

Vote AGAINST the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&Fbovespa)–Novo Mercado, Nivel 2, and Nivel 1–if the company maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

Vote AGAINST the election of the company’s chairman, if the nominee is also the company’s CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&Fbovespa), Novo Mercado, Nivel 2, and Nivel 1–after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

Board Structure

Vote AGAINST proposals to increase board terms.

II.             Capital Structure

Share Repurchase Plans

Boston Partners will generally vote AGAINST any proposal where:

1.	The repurchase can be used for takeover defenses;

2.	There is clear evidence of abuse;

3.	There is no safeguard against selective buybacks; or

Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

III.             Compensation

Management Compensation

Generally, vote FOR management compensation proposals that are presented in a timely manner and include all disclosure elements required by the Brazilian Securities Regulator (CVM).

Vote AGAINST management compensation proposals when:

1.	The company fails to present a detailed remuneration proposal or the proposal lacks clarity;

2.	The company does not disclose the total remuneration of its highest-paid executive; or

3.	The figure provided by the company for the total compensation of its highest-paid administrator is not inclusive of all elements of the executive’s pay.

Vote CASE-BY-CASE on global remuneration cap (or company’s total remuneration estimate, as applicable) proposals that represent a significant increase of the amount approved at the previous AGM (year-over-year increase). When further scrutinizing year-over-year significant remuneration increases, jointly consider some or all of the following factors, as relevant:

1.	Whether there is a clearly stated and compelling rationale for the proposed increase;

2.	Whether the remuneration increase is aligned with the company’s long-term performance and/or operational performance targets disclosed by the company;

3.	Whether the company has had positive TSR for the most recent one- and/or three-year periods;

4.	Whether the relation between fixed and variable executive pay adequately aligns compensation with the company’s future performance.

Vote on a CASE-BY-CASE basis when the company proposes to amend previously-approved compensation caps, paying particular attention as to whether the company has presented a compelling rationale for the request.

Compensation Plans

Boston Partners will generally support reasonable equity pay plans that encourage long-term commitment and ownership by its recipients without posing significant risks to shareholder value. Things to be considered include the presence of discounted exercise prices (which are common in Brazil), particularly in the absence of specific performance criteria; the potential for conflict of interests when administrators are also beneficiaries of the plan; and whether there are sufficient safeguards to mitigate such concerns are considered.

Vote AGAINST a stock option plan and/or restricted share plan, or an amendment to the plan, if:

1.	The plan lacks a minimum vesting cycle of three years;

2.

The plan permits options to be issued with an exercise price at a discount to the current market price, or permits restricted shares to be awarded (essentially shares with a 100 percent discount to market price), in the absence of explicitly stated, challenging performance hurdles related to the company’s historical financial performance or the industry benchmarks;

3.

The maximum dilution exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, Boston Partners will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; or

4.	Directors eligible to receive options or shares under the scheme are involved in the administration of the plan.

Vote on a CASE-BY-CASE basis if non-executive directors are among the plan’s potential beneficiaries, paying special attention to:

1.	Whether there are sufficient safeguards to ensure that beneficiaries do not participate in the plan’s administration; and

2.	The type of grant (if time-based, performance-based, or in lieu of cash), considering the long-term strategic role of boards of directors.

Specifically, for share matching plans, in addition to the abovementioned factors, vote AGAINST the plan, or an amendment to the plan, if:

1.	The shares to be acquired by the participant to become eligible to the share matching plan lack a minimum three-year lock-up period.

Furthermore, for share matching plans with no disclosed performance criteria, Boston Partners will vote AGAINST the plan if:

1.	The shares of the initial investment may be purchased by the participant at a discount to the market price;

2.	The initial investment is made using resources other than the annual variable remuneration received by the participant; or

3.	The plan lacks a reasonable ratio between the number of shares awarded by the company (matching) and each share acquired by the participant.

IV.             Other

Items Antitakeover Mechanisms

Vote FOR mandatory bid provisions that are structured in line with the recommendations of the Sao Paulo Stock Exchange’s Novo Mercado listing segment:

1.	Ownership trigger of 30 percent or higher; and

2.	Reasonable pricing provisions.

CANADA: TSX- LISTED AND VENTURE LISTED COMPANIES

I.             Board of Directors

Director Elections

Generally, vote WITHHOLD for all directors nominated only by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

Individual director elections are required for companies listed on the Toronto Stock Exchange (TSX).

Policy Considerations for Majority Owned Companies

Support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, non-management director nominees who are or who represent a controlling shareholder of a majority owned company may be supported if the company meets all of the following independence and governance criteria:

1.

The number of directors related to the controlling shareholder should not exceed the proportion of common shares controlled by the controlling shareholder. In no event, however, should the number of directors related to the controlling shareholder exceed two-thirds of the board;

2.	In addition to the above, if the CEO is related to the controlling shareholder, no more than one-third of the board should be related to management (as distinct from the controlling shareholder);

3.

If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder;

4.

A majority of the audit and nominating committees should be either independent directors or in addition to at least one independent director, may be directors who are related to the controlling shareholder. All members of the compensation committee should be independent of management. If the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a director who is related to the controlling shareholder; and

5.	Prompt disclosure of detailed vote results following each shareholder meeting.

If any of the above independence and governance criteria are not met, the policy exemption will not be applied. This policy will not be considered at dual class companies having common shares with unequal voting or unequal board representation rights.

Gender Diversity

WITHOLD votes from the Chair of the Nominating Committee when the company has not disclosed a formal written gender diversity policy.

Audit Fee Disclosure

For TSX-listed companies, vote WITHHOLD for the members of the audit committee as constituted in the most recently completed fiscal year if no audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders’ meeting at which ratification of auditors is a voting item.

For Canada Venture Listed companies, vote WITHHOLD for the members of the audit committee as constituted in the most recently completed fiscal year if no audit fee information is disclosed by the company within 120 days after its fiscal year end. In the event that the shareholders’ meeting at which ratification of auditors is a voting item is scheduled prior to the end of the 120 day reporting deadline and the audit fees for the most recently completed fiscal year have not yet been provided, the vote will be based on the fee disclosure for the prior fiscal year.

Director Attendance

Vote WITHHOLD for individual director nominees (except nominees who served for only part of the fiscal year or newly publicly listed companies or companies that have recently graduated to the TSX, should be considered CASE-BY-CASE) if the company has not adopted a majority voting director resignation policy and, if they have, a pattern of low attendance exists based on prior years’ meeting attendance.

Board Responsiveness

Vote WITHHOLD for continuing individual directors, nominating committee members, or the continuing members of the entire board of directors if at the previous board election, any director received more than 50 percent WITHHOLD votes of the votes cast under a majority voting director resignation policy and the nominating committee has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote which will be reviewed on a CASE-BY-CASE basis;

Unilateral Adoption of an Advance Notice Provision

Vote WITHHOLD for individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further WITHHOLD votes.

Externally-Managed Issuers (EMIs)

Vote CASE-BY-CASE on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

1.	The size and scope of the management services agreement;

2.	Executive compensation in comparison to issuer peers and/or similarly structured issuers;

3.	Overall performance;

4.	Related party transactions;

5.	Board and committee independence;

6.	Conflicts of interest and process for managing conflicts effectively;

7.	Disclosure and independence of the decision-making process involved in the selection of the management services provider;

8.	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;

9.	Historical compensation concerns;

10.	Executives’ responsibilities; and

11.	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Proxy Access

Proxy Contests – Voting for Director Nominees in Contested Elections

In addition to the General Policy when a dissident seeks a majority of board seats, Boston Partners will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new management team. The detailed dissident plan will be compared against the incumbent plan and the dissident director nominees and management team will be compared against the incumbent team in order to arrive at a vote decision.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, Boston Partners will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a viewpoint different from that of the current board members.

II.             Shareholder Rights & Defenses

Advance Notice Requirements

Vote CASE-BY-CASE on proposals to adopt or amend an advance notice board policy or to adopt or amend articles or by-laws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is:

1.	To prevent stealth proxy contests;

2.	To provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and

3.	To provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees.

Features that may be considered problematic include but are not limited to:

1.

For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders’ meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable;

2.	The board’s inability to waive all sections of the advance notice provision under the policy or by-law, in its sole discretion;

3.

A requirement that any nominating shareholder provide representation that the nominating shareholder be present at the meeting in person or by proxy at which his or her nominee is standing for election for the nomination to be accepted, notwithstanding the number of votes obtained by such nominee;

4.

A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;

5.	Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;

6.

Any disclosure request within the advance notice requirement, or the company’s ability to request additional disclosure of the nominating shareholder(s) or the shareholder nominee(s) that: exceeds what is required in a dissident proxy circular; goes beyond what is necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required for management nominees; or, goes beyond what is required under law or regulation;

7.

Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement; and

8.	Any other feature or provision determined to have a negative impact on shareholders’ interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Enhanced Shareholder Meeting Quorum for Contested Director Elections

Vote AGAINST new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members (“Enhanced Quorum”).

Appointment of Additional Directors Between Annual Meetings

Vote FOR these resolutions where:

1.	The company is incorporated under a statute (such as the Canada Business Corporations Act) that permits removal of directors by simple majority vote;

2.	The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and

3.	Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

Article/By-law Amendments

Vote FOR proposals to adopt or amend articles/by-laws unless the resulting document contains any of the following:

1.

The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);

2.	The quorum for a meeting of directors is less than 50 percent of the number of directors;

3.	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

4.	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;

5.

An advance notice requirement that includes one or more provisions which could have a negative impact on shareholders’ interests and which are deemed outside the purview of the stated purpose of the requirement;

6.	Authority is granted to the board with regard to altering future capital authorizations or alteration of the capital structure without further shareholder approval; or

7.	Any other provisions that may adversely impact shareholders’ rights or diminish independent effective board oversight.

In any event, proposals to adopt or amend articles or by-laws will generally be opposed if the complete article or by-law document is not included in the meeting materials for thorough review or referenced for ease of location on SEDAR, which is the equivalent to the U.S.’ EDGAR System.

Vote FOR proposals to adopt or amend articles/by-laws if the proposed amendment is limited to only that which is required by regulation or will simplify share registration.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally, vote FOR management proposals to adopt confidential voting.

Poison Pills (Shareholder Rights Plans)

As required by the TSX, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plan best practice guidelines and its scope is limited to the following two specific purposes:

1.	To give the board more time to find an alternative value enhancing transaction; and

2.	To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

1.	The plan gives discretion to the board to either:

a.	Determine whether actions by shareholders constitute a change in control;

b.	Amend material provisions without shareholder approval;

c.	Interpret other provisions;

d.	Redeem the rights or waive the plan’s application without a shareholder vote; or

e.	Prevent a bid from going to shareholders.

2.	The plan has any of the following characteristics:

a.	Unacceptable key definitions;

b.	Reference to Derivatives Contracts within the definition of Beneficial Owner;

c.	Flip over provision;

d.	Permitted bid minimum period greater than 105 days;

e.	Maximum triggering threshold set at less than 20 percent of outstanding shares;

f.	Does not permit partial bids;

g.	Includes a Shareholder Endorsed Insider Bid (SEIB) provision;

h.	Bidder must frequently update holdings;

i.	Requirement for a shareholder meeting to approve a bid; and

j.	Requirement that the bidder provide evidence of financing.

3.	The plan does not:

a.	Include an exemption for a “permitted lock up agreement”;

b.	Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and

c.	Exclude reference to voting agreements among shareholders.

III.             Capital/ Restructuring

Increases in Authorized Capital

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Generally, vote FOR proposals to approve increased authorized capital if:

1.	A company’s shares are in danger of being de-listed; or

2.	A company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to approve unlimited capital authorization.

Private Placement Issuances

Vote CASE-BY-CASE on private placement issuances taking into account:

1.	Whether other resolutions are bundled with the issuance;

2.	Whether the rationale for the private placement issuance is disclosed;

3.	Dilution to existing shareholders’ position;

4.	Issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;

5.	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;

6.	Market reaction: The market’s response to the proposed private placement since announcement; and

7.	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally, vote FOR the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.

Blank Check Preferred Stock

Vote AGAINST proposals to create unlimited blank check preferred shares or increase blank cheque preferred shares where:

1.	The shares carry unspecified rights, restrictions, and terms; or

2.	The company does not specify any specific purpose for the increase in such shares.

Generally, vote FOR proposals to create a reasonably limited number of preferred shares where both of the following apply:

1.	The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes; and

2.	The voting, conversion, and other rights, restrictions, and terms of such stock where specified in the articles, are reasonable.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock that will create a class of common shareholders with diminished or superior voting rights.

The following is an exceptional set of circumstances under which Boston Partners would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

1.	It is required due to foreign ownership restrictions and financing is required to be done out of country;

2.	It is not designed to preserve the voting power of an insider or significant shareholder;

3.	The subordinate class may elect some board nominees;

4.	There is a sunset provision; and

5.	There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

Vote AGAINST an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favor of time-driven release requirements.

IV.             Compensation

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all management say-on-pay proposals (MSOP) resolutions.

On a CASE-BY-CASE basis, Boston Partners will evaluate the alignment of the CEO’s total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder’s perspective, performance is predominantly gauged by the company’s share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Vote AGAINST MSOP proposals and/or vote WITHHOLD for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) and/or AGAINST an equity-based incentive plan proposal if there is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO’s pay and company performance. A pay for performance disconnect will be determined as follows:

Step I: Quantitative Screen

Relative:

1.

The Relative Degree of Alignment (RDA) is the difference between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period or less if pay or performance data is unavailable for the full three years;

2.	The Financial Performance Assessment (FPA) is the ranking of CEO total pay and company financial performance within a peer group, each measured over a three-year period;

3.	Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

1.

The CEO Pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits).

Step II: Qualitative Analysis

Companies identified by the methodology as having potential misalignment will receive a qualitative assessment to determine the ultimate vote, considering a range of CASE-BY-CASE factors which may include:

1.

The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;

2.

The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage;

3.	The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;

4.	The use of discretionary out-of-plan payments or awards and the rationale provided as well as frequency of such payments or awards;

5.	The trend considering prior years’ P4P concern;

6.	Extraordinary situation due to a new CEO in the last reported FY; and

7.	Any other factors deemed relevant.

Problematic Pay Practices

Vote AGAINST MSOP resolutions and/or vote WITHHOLD for compensation committee members if the company has significant problematic compensation practices. Generally, vote AGAINST equity plans if the plan is a vehicle for problematic compensation practices.

Generally, vote based on the preponderance of problematic elements; however, certain adverse practices may warrant WITHHOLD or AGAINST votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant an AGAINST or WITHHOLD vote:

Poor disclosure practices: General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

New CEO with overly generous new hire package:

1.	Excessive “make whole” provisions;

2.	Any of the problematic pay practices listed in this policy;

Egregious employment contracts: Contracts containing multiyear guarantees for salary increases, bonuses, or equity compensation;

Employee Loans: Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

Excessive severance and/or change-in-control provisions:

1.	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);

2.	Severance paid for a “performance termination” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

3.

Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change in control without cause and still receive the severance package;

4.	Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;

5.	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure: Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

Excessive perks: Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

Payment of dividends on performance awards: Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

Problematic option granting practices:

1.	Backdating options (i.e. retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date);

2.	Springloading options (i.e. timing the grant of options to effectively guarantee an increase in share price shortly after the grant date);

3.	Cancellation and subsequent re-grant of options;

Internal Pay Disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

Absence of pay practices that discourage excessive risk taking:

1.	These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;

2.

Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

Other excessive compensation payouts or problematic pay practices at the company.

Equity-Based Compensation Plans

In addition to the General Policy, consider the following:

1.	Plan Features:

a.	Detailed disclosure regarding the treatment of outstanding awards under a change in control (CIC)

b.	No financial assistance to plan participants for the exercise or settlement of awards;

c.	Public disclosure of the full text of the plan document; and

d.

Reasonable share dilution from equity plans relative to market best practices. For Canada Venture Listed Companies, the basic dilution (i.e. not including warrants or shares reserved for equity compensation) represented by all equity compensation plans should not be greater than 10 percent.

e.

For Canada Venture Listed Companies, generally vote AGAINST if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years; and the plan is a rolling equity plan that enables auto-replenishment of share reserves without requiring periodic shareholder approval of at least every three years (i.e., evergreen plan).

2.	Grant Practices:

a.	Reasonable three-year average burn rate relative to market best practices (shouldn’t exceed 3.5%);

b.	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);

c.	The issuance of performance-based equity to the CEO;

d.	A clawback provision applicable to equity awards; and

e.	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally, vote AGAINST the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ best interests.

Overriding Negative Factors: In addition, vote AGAINST the plan if any of the following unacceptable factors have been identified:

1.	Discretionary or insufficiently limited non-executive director participation;

2.	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;

3.	A history of repricing stock options without shareholder approval (three-year look-back);

4.	The plan is a vehicle for problematic pay practices, or a significant pay-for-performance disconnect under certain circumstances; or

5.	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Plan Cost

Vote AGAINST equity plans if the cost is unreasonable.

Overriding Negative Factors

Plan Amendment Provisions

Vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security-based compensation arrangement, whether or not such approval is required under current regulatory rules:

1.	Any increase in the number of shares reserved for issuance under a plan or plan maximum;

2.	Any reduction in exercise price or cancellation and reissue of options or other entitlements;

3.	Any amendment that extends the term of options beyond the original expiry;

4.

Amendments to eligible participants that may permit the introduction or reintroduction of non-executive directors on a discretionary basis or amendments that increase limits previously imposed on non-executive director participation;

5.	Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes; and

6.	Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

Non-Executive Director (NED) Participation

Discretionary Participation

Vote AGAINST a management equity compensation plan that permits discretionary NED participation.

Limited Participation

Vote AGAINST an equity compensation plan proposal where:

1.	The NED aggregate share reserve under the plan exceeds 1 percent of the outstanding common shares; or

2.	The equity plan document does not specify an annual individual NED grant limit with a maximum value of (i) $100,000 worth of stock options, or (ii) $150,000 worth of shares.

The maximum annual individual NED limit should not exceed $150,000 under any type of equity compensation plan, of which no more than $100,000 of value may comprise stock options.

Individual Grants

Vote AGAINST individual equity grants to NEDs in the following circumstances:

1.	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting AGAINST the underlying equity compensation plan; and

2.	Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

Employee Stock Purchase Plans (ESPPs, ESOPs)

Vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

1.	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);

2.

Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

3.	Purchase price is at least 80 percent of fair market value with no employer contribution;

4.	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and

5.	The Plan Amendment Provision requires shareholder approval for amendments to:

a.	The number of shares reserved for the plan;

b.	The allowable purchase price discount;

c.	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, Boston Partners will assess the SVT cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Management Deferred Share Unit (DSU) Plans

Vote FOR deferred compensation plans if:

1.	SVT cost of the plan does not exceed the company’s allowable cap;

2.	If the SVT cost cannot be calculated, potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

3.

NED participation is acceptably limited or the plan explicitly states that NEDs may only receive DSUs in lieu of cash in a value for value exchange (please refer to Overriding Negative Factors/NED Participation above);

4.	The plan amendment provisions require shareholder approval for any amendment to:

5.	Increase the number of shares reserved for issuance under the plan;

6.

Change the eligible participants that may permit the introduction or reintroduction of non-executive directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;

7.	Amend the plan amendment provisions.

In addition, for Canada Venture Listed Companies, vote FOR deferred compensation plans if:

1.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

2.	The average annual burn rate is no more than 3.5 percent per year (generally averaged over most recent three-year period and rounded to the nearest whole number for policy application purposes.

Non-Executive Director (NED) Deferred Share Unit (DSU) Plans

Vote FOR a NED deferred compensation plan if:

1.	DSUs may ONLY be granted in lieu of cash fees on a value for value basis (no discretionary or other grants are permitted), and

2.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

Vote FOR NED deferred compensation plans that permit discretionary grants (not ONLY in lieu of cash fees) if:

1.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

2.	If the plan includes a company matching or top-up provision, the SVT cost of the plan does not exceed the company’s allowable cap;

3.	NED participation is acceptably limited (please refer to Overriding Negative Factors/NED Participation above);

4.	The plan amendment provisions require shareholder approval for any amendment to:

a.

Increase the number of shares reserved for issuance under the plan; Change the eligible participants that may permit the introduction or reintroduction of non-executive directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;

b.	Amend the plan amendment provisions.

5.

In addition, for Canada Venture Listed Companies, vote FOR deferred compensation plans if the average annual burn rate is no more than 3.5 percent per year (generally averaged over most recent three-year period and rounded to the nearest whole number for policy application purposes.

Other elements of director compensation evaluated in conjunction with DSU plan proposals include:

1.	Director stock ownership guidelines of a minimum of three times annual cash retainer;

2.	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of board service;

3.	The mix of remuneration between cash and equity; and

4.	Other forms of equity-based compensation, i.e. stock options, restricted stock.

Problematic Director Compensation Practices

On a CASE-BY-CASE basis, generally vote WITHHOLD for members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non-executive director’s independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

1.

Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board’s rationale for the inducement grant);

2.	Performance-based equity grants to non-executive directors which could pose a risk of aligning directors’ interests away from those of shareholders and toward those of management; and

3.	Other significant problematic practices relating to director compensation.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for shareholder proposals targeting executive and director pay, taking into account the target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

Vote FOR shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

Vote FOR shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Vote AGAINST shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

Supplemental Executive Retirement Plan (SERP) Proposals

Vote AGAINST shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

1.	Inclusion of equity-based compensation in the pension calculation;

2.	Inclusion of excessive bonus amounts in the pension calculation;

3.	Addition of extra years’ service credited in other than exceptional circumstances and without compelling rationale;

4.	No absolute limit on SERP annual pension benefits (ideally expressed in dollar terms);

5.	No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk,” as well as whether bonus payouts can exceed 100 percent of base salary.

CHINA AND HONG KONG

I.             Remuneration

Director Remuneration

Generally, vote FOR resolutions regarding directors’ and supervisors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Equity-based Compensation

A-share Stock Option Schemes and Performance Share Schemes

Vote AGAINST a stock option and/or performance share scheme if:

1.

Pricing Basis – The plan permits the exercise price of the stock options and/or grant price of the performance shares to be set at an unreasonable price compared to the market price without sufficient justification;

2.

Dilution – The maximum dilution level for the scheme exceeds 10 percent of issued capital; or of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, Boston Partners will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;

3.

Performance benchmark – The scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year. The rationale is that the company’s financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options and/or performance shares to that year’s financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached); or

4.

Incentive plan administration – Directors eligible to receive options and/or performance shares under the scheme are involved in the administration of the scheme are involved in the administration of the scheme.

Additionally, in Hong Kong, generally vote FOR an equity-based compensation plan unless:

1.

The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. In addition, Boston Partners will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

2.	The plan permits options to be issued with an exercise price at a discount to the current market price; or

3.	Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.

Employee Stock Purchase Plans

Generally, vote FOR employee stock purchase plans (ESPPs) unless any of the following applies:

1.	The total stock allocated to the ESPP exceeds 10 percent of the company’s total shares outstanding at any given time;

2.	The share purchase price is less than 90 percent of the market price when the share purchase is conducted solely through private placement;

3.	The company’s significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;

4.	The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or

5.	The ESPP contains any other terms that are deemed disadvantageous to shareholders.

II.             Capital Raising

Share Issuance Requests

Vote CASE-BY-CASE on share issuance request, with reference to the identity of the places, the use of proceeds, and the company’s past share issuance requests.

For Hong Kong, generally vote FOR the general share issuance mandate for companies that:

1.	Limit the issuance request to 10 percent or less of the relevant class of issued share capital;

2.	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

3.

Have no history of renewing the general issuance mandate several times within a period of one year which may result in the share issuance limit exceeding 10 percent of the relevant class of issued share capital within the 12-month period.

Share Repurchase Plans (Repurchase Mandate) (Hong Kong)

Generally, vote FOR resolutions seeking for share repurchase mandate.

Reissuance of Shares Repurchased (Share Reissuance Mandate) (Hong Kong)

Generally, vote FOR the share reissuance mandate for companies that:

1.	Limit the aggregate issuance request – that is, for the general issuance mandate and the share reissuance mandate combined – to 10 percent or less of the relevant class of issued share capital;

2.	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

3.	Have no history of renewing the general issuance mandate several times within a period of one year.

A-share Private Placement Issuance Requests (Hong Kong)

Vote CASE-BY-CASE on share issuance requests, with reference to the identity of the places, the use of proceeds, and the company’s past share issuance requests.

Adjustments of Conversion Price of Outstanding Convertible Bonds

Generally, vote AGAINST the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company’s justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Debt Issuance Request/Increase in Borrowing Powers

Vote CASE-BY-CASE on non-convertible debt issuance requests, proposals to approve the specific pledging of assets for debt and increases in borrowing power. Generally, vote FOR such requests if:

1.	The size of the debt being requested is disclosed;

2.	A credible reason for the need for additional funding is provided;

3.	Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and

4.	There are no significant causes for shareholder concerns regarding the terms and conditions of the debt.

A vote AGAINST will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

For the issuance of convertible debt instruments, as long as the maximum number of common shares that could be issued upon conversion is acceptable on equity issuance requests, a vote FOR will be warranted. Boston Partners will vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Moreover, where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

1.	The proposed maximum amount is more than twice the company’s total debt;

2.	It could result in the company’s debt-to-equity ratio exceeding 300 percent (for non-financial companies); and

3.	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

If data on the normal level of debt in that particular industry or market is not available, only the company-specific information will be considered.

For Hong Kong, for proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, vote AGAINST.

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, Boston Partners takes into account the terms of the proposed debt issuance, the company’s overall debt level, and the company’s justification for the pledging of assets.

Boston Partners will vote AGAINST specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders’ rights and economic interests could be negatively affected.

Provision of Guarantees/ Loan Guarantee Requests

Vote CASE-BY-CASE on proposals to provide loan guarantees for subsidiaries, affiliates, and related parties. Generally, vote AGAINST the provision of a guarantee where:

1.	The identity of the entity receiving the guarantee is not disclosed;

2.	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

3.

The guarantee is provided to an entity in which the company’s ownership stake is less than 75 percent; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

III.             Amendments to Articles of Association/ Company By-laws

Communist Party Committee

Generally, vote AGAINST proposals for article and/or by-law amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for accountability and transparency to shareholders.

Other Article of Association/By-law Amendments

Generally, vote FOR by-law amendments if:

1.	They are driven by regulatory changes and are technical in nature; or

2.	They are meant to update company-specific information in the by-laws such as registered capital, address, and business scope, etc.

Generally, vote AGAINST the amendments if:

1.	There is no disclosure on the proposed amendments or full text of the amended by-law; or

2.	The amendments include the increase in the decision authority which is considered excessive and the company fails to provide a compelling justification.

IV.             Related Party Transactions

Loan Financing Requests

Vote CASE-BY-CASE on loans and financing proposals.

In assessing requests for loan financing provided by a related party:

1.

Boston Partners will examine stated uses of proceeds, the size or specific amount of the loan requested, and the interest rate to be charged. Boston Partners also gives importance to, and seeks disclosure on, the specific relation of the party providing the loan to the company.

In assessing requests to provide loan financing to a related party:

1.

Boston Partners will examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. Boston Partners also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan by the company.

2.	Boston Partner will generally vote AGAINST the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.

3.

Boston Partners will generally vote AGAINST the provision of loans to an entity in which the company’s ownership stake is less than 75 percent and the financing provision is not proportionate to the company’s equity stake.

Group Finance Companies

Vote AGAINST requests to deposit monies with a group finance company.

V.             Proposals to Invest in Financial Products Using Idle Funds

Vote on proposals to invest in financial products using idle funds on a CASE-BY-CASE basis. Key factors for evaluating such requests include:

1.	Any known concerns with previous investments;

2.	The amount of the proposed investment relative to the company’s assets;

3.	Disclosure of the nature of the products in which the company proposes to invest; and

4.	Disclosure of associated risks of the proposed investments and related risk management efforts by the company.

Generally, vote FOR such proposals unless the company fails to provide sufficient information to enable a meaningful shareholder or there are significant concerns with the company’s previous similar investments.

CONTINENTAL EUROPE

Applies to: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland. Also applies to the United Kingdom and Ireland to the extent policies are shared. For specific United Kingdom and Ireland, please see that section of the Policy.

I.             Operational Items

Appointment of Auditors and Auditor Fees

Vote FOR proposals to (re)appoint auditors and/or proposals authorizing the board to fix auditor fees, unless:

1.	The lead audit partner(s) has been linked with a significant auditing controversy; and

2.	For widely held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

Approval of Non-financial Information Statement/ Report

Generally, vote FOR the approval of mandatory non-financial information statement/report, unless the independent assurance services provider has raised material concerns about the information presented.

II.             Director Elections

Non-Contested Director Elections

Boston Partners may vote AGAINST proposals due to concerns related to at least one of the following specific factors, which are presented below as separate subsections.

Director Terms

1.

For Belgium, France, Greece, Netherlands, Spain, and Switzerland, vote AGAINST the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

2.	Vote AGAINST article amendment proposals to extend board terms.

Bundling of Proposals to Elect Directors

1.	Directors should be elected individually.

2.

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland*, Romania, Slovakia, and Slovenia, vote AGAINST the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

•	* Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.

Board Independence

Controlled Companies, Non-controlled Companies, and Middle East and Africa (MEA) Markets

Generally, vote AGAINST the election or reelection of any non-independent directors if less than one-third of the board members are independent. For the purposes of board member independence, employee representatives are considered non-independent.

Non-controlled Companies

Generally, vote AGAINST the election or reelection of any non-independent directors if fewer than 50 percent of the board members elected by shareholders would be independent (Greece and Portugal are excluded from this provision.) For the purposes of board member independence, employee representatives are considered non-independent.

MEA Markets

If a nominee cannot be categorized, Boston Partners will consider that nominee as non-independent and include that nominee in the calculation of overall board independence.

Vote FOR (AGAINST) employee or labor representatives if they sit on either the audit or compensation committee and are (not) required by law to be on these committees.

Disclosure of Names of Nominees

Vote AGAINST the election or reelection of any and all director nominees when the names of the nominees are not available.

Election of a Former CEO as Chairman of the Board

1.	Generally, vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands.

2.

In Germany, generally vote against the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

3.	Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis if:

a.	There are compelling reasons that justify the election or reelection of a former CEO as chairman; or

b.	The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or

c.	The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period.

Voto di Lista (Italy)

Boston Partners will vote CASE-BY-CASE.

One Board Seat per Director

1.

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote AGAINST the election/reelection of such legal entities and in favor of the physical person.

2.	If the representative of the legal entity holds the position of CEO, generally vote in favor of the legal entity and AGAINST the election/reelection of the physical person.

Composition of Committees

1.	For widely held companies and MEA Market companies, generally vote AGAINST the (re)election of any non-independent members of the audit committee if:

a.	Fewer than 50 percent of the audit committee members, who are elected by shareholders would be independent (does not apply to MEA Market companies); or

b.	Fewer than one-third of all audit committee members would be independent.

For the purposes of board member independence, employee representatives are considered non-independent. For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

2.	Generally, vote AGAINST the election or reelection of the non-independent member of the audit committee designated as chairman of that committee.

3.

For MEA Markets, vote AGAINST the (re)election of executives who serve on the company’s audit committee. Vote against if the disclosure is insufficient to determine whether an executive serves or will serve on the audit committee. If Boston Partners believes the entire board fulfills the audit committee role, vote AGAINST any executives, including the CEO.

4.

For widely held companies in Belgium, the Netherlands, and Switzerland, vote AGAINST the (re)election of non-independent members of the remuneration committee if their (re)election would lead to a non-independent majority on that committee.

5.

In Belgium, Denmark, Finland, France, Iceland, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, vote AGAINST the (re)election of executives who serve on the company’s audit or remuneration committee. Boston Partners may vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, Boston Partners may consider that the entire board fulfills the role of a committee. In such case, Boston Partners may vote AGAINST the executives, including the CEO, up for election to the board.

6.	Composition of Nominating Committee (Finland, Iceland, Sweden, and Norway)

a.	Vote FOR proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.

b.	Vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

c.	Vote AGAINST proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.

d.	Vote AGAINST proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

I.	A member of the executive management would be a member of the committee;

II.	More than one board member who is dependent on a major shareholder would be on the committee; or

III.	The chair of the board would also be the chair of the committee.

e.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote AGAINST the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

7.	Election of Censors (France)

a.

For widely held companies, Boston Partners will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend by-laws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

b.

Boston Partners will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

c.	Vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

MEA Markets—Cumulative Voting

For MEA Markets, when directors are elected through a cumulative voting system, or when the number of nominees exceeds the number of board vacancies vote CASE-BY-CASE on directors, taking into consideration additional factors to identify the nominees best suited to add value for shareholders.

Generally, ABSTAIN votes from all candidates if the disclosure provided by the company is not sufficient to allow the assessment of independence and the support of all proposed candidates on equal terms.

If the disclosure is sufficient to allow an assessment of the independence of proposed candidates, generally vote in favor of the following types of candidates:

1.	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates.

2.	Candidates whose professional background may have the following benefits:

a.

Increasing the diversity of incumbent directors ‘ professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevant factors).

b.	Bringing to the current board of directors relevant experience in areas linked to the company’s business, evidenced by current or past board memberships or management functions at other companies.

3.	Incumbent board members and candidates explicitly supported by the company’s management.

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote CASE-BY-CASE on corporate assembly and committee of representative elections based on the board of directors’ compliance with Boston Partners’ director election policy.

III.             Capital Structure

Share Issuance Requests

General Issuances

Vote FOR issuance authorities with pre-emptive rights to a maximum of 50 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote FOR issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French Companies

Vote FOR general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

Generally, vote FOR general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote FOR to be warranted.

Capital Structures

Vote AGAINST French companies that:

1.	Did not have a by-law allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and

2.	Do not currently have a by-law prohibiting double-voting rights; and either

a.	Do not have on their ballot for shareholder approval a by-law amendment to prohibit double-voting, submitted by either management or shareholders; or

b.	Have not made a public commitment to submit such a by-law amendment to shareholder vote before April 3, 2016;

Boston Partners will generally vote AGAINST the following types of proposals:

1.	The reelection of directors or supervisory board members; or

2.	The approval of the discharge of directors; or

3.	If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

Share Repurchase Plans

For Italy and Germany, vote FOR share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

1.	The duration of the options is limited in time to no more than 18 months;

2.	The total number of shares covered by the authorization is disclosed;

3.

The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

4.	A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and

5.	The company has a clean track record regarding repurchases.

IV.             Compensation

Executive Compensation-related Proposals

Boston Partners will generally vote AGAINST a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:

a.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;

b.

The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

c.	Companies shall adequately disclose all elements of the compensation, including:

i.	Any short- or long-term compensation component must include a maximum award limit.

ii.

Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

iii.	Discretionary payments, if applicable.

2.	Maintain appropriate pay structure with emphasis on long-term shareholder value:

a.	The structure of the company’s short-term incentive plan shall be appropriate.

b.	The compensation policy must notably avoid guaranteed or discretionary compensation.

c.	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

i.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Boston Partners’ General Policy for equity-based plans; and

ii.	For awards granted to executives, generally require a clear link between shareholder value and awards, and stringent performance-based elements.

d.

The balance between short- and long-term variable compensation shall be appropriate. The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s).

3.	Avoid arrangements that risk “pay for failure”:

a.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).

i.	There shall be a clear link between the company’s performance and variable awards.

ii.	There shall not be significant discrepancies between the company’s performance and real executive payouts.

iii.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

iv.	Significant pay increases shall be explained by a detailed and compelling disclosure.

b.

Termination payments (any payment linked to early termination of contracts for executive or managing directors, including payments related to the duration of a notice period or a non-competition clause included in the contract) must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

c.

Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

4.	Maintain an independent and effective compensation committee:

a.	No executives may serve on the compensation committee.

b.	In certain markets the compensation committee shall be composed of a majority of independent members.

c.	Compensation committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance.

In addition, Boston Partners will generally vote AGAINST a compensation-related proposal if such proposal is in breach of any other Boston Partners’ voting policy.

Non-Executive Director Compensation

Though always seeking to avoid inappropriate pay to non-executive directors, Boston Partners will generally vote FOR proposals to award cash fees to non-executive directors, and will otherwise vote AGAINST where:

1.	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

2.	Proposed amounts are excessive relative to other companies in the country or industry.

3.	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

4.

Proposals provide for the granting of stock options, performance-based places compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.

5.	Proposals introduce retirement benefits for non-executive directors.

Boston Partners will vote on a CASE-BY-CASE basis where:

1.	Proposals include both cash and share-based components to non-executive directors.

2.	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

Boston Partners will generally vote FOR equity-based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following Boston Partners guidelines:

1.

The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent;

2.	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

3.	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

4.	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

For France,

1.	The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.

2.

In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

Compensation-Related Voting Sanctions

Should a company be deemed:

•	To have egregious remuneration practices;

•	To have failed to follow market practice by not submitting expected resolutions on executive compensation; or

•	To have failed to respond to significant shareholder dissent on remuneration-related proposals;

an adverse vote could be applied to any of the following on a CASE-BY-CASE basis:

1.	The (re)election of the chair of the remuneration committee or, where relevant, any other members of the remuneration committee;

2.	The reelection of the board chair;

3.	The discharge of directors; or

4.	The annual report and accounts.

Other adverse recommendations under existing remuneration proposals (if any) should also be considered.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

Vote AGAINST stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward. This includes one or a combination of the following:

1.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;

2.	Having significantly higher expected dividends than actual historical dividends;

3.	Favorably adjusting the terms of existing options plans without valid reason; and/or

4.	Any other provisions or performance measures that result in undue award.

Boston Partners will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally, vote AGAINST if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

Boston Partners considers the following factors when evaluating share matching plans:

1.	For every share matching plan, Boston Partners requires a holding period.

2.	For plans without performance criteria, the shares must be purchased at market price.

3.

For broad-based share matching plans directed at all employees, Boston Partners accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.

4.

In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with Boston Partners guidelines.

V.             Other Items

Antitakeover Mechanisms

For the Netherlands, votes regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis. In general, Boston Partners will vote FOR protective preference shares (PPS) only if:

1.

The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning Boston Partners’ guidelines and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.	The issuance authority is for a maximum of 18 months;

4.	The board of the company-friendly foundation is fully independent;

5.	There are no priority shares or other egregious protective or entrenchment tools;

6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.	The foundation buying the PPS does not have as a statutory goal to block a takeover; and

8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

For French companies listed on a regulated market, generally vote AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights, including by capitalization of reserves) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

Authority to Reduce Minimum Notice Period for Calling a Meeting

A FOR vote to approve the “enabling” authority proposal would be on the basis that Boston Partners would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-days’ notice, Boston will generally vote FOR a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, Boston Partners would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, Boston Partners would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal Boston Partners will take into consideration the company’s use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, Boston Partners will consider a vote AGAINST the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

Boston Partners will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

1.	Director Remuneration (including Severance Packages and Pension Benefits)

2.	Consulting Services

3.	Liability Coverage

4.	Certain Business Transactions

In general, Boston Partners expects companies to provide the following regarding related-party transactions:

1.

Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);

2.	Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;

3.	Fairness opinion (if applicable in special business transactions); and

4.	Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, Boston Partners will vote AGAINST these proposals.

INDIA

I. Board of Directors

Executive Appointment

Vote FOR executive appointment and remuneration proposals, unless there is evidence of problems in the past or significant concerns with the individual’s qualifications, proposed remuneration, or performance or the position.

Accountability

Generally, vote AGAINST directors who are not liable to retire by rotation and whose continuation on the board will not be subject to shareholder review and approval going forward.

II. Remuneration

Director Commission and Executive Compensation

Fees for Non-executive Directors

For aggregate non-executive director remuneration, generally, vote FOR resolutions regarding director fees unless there is a clear indication that directors are being rewarded for poor performance, or the fees are excessive relative to fees paid by other companies of similar size.

For individual non-executive director remuneration, vote on a case-to-case basis depending on the role and contribution of the concerned director, company performance, the quantum of proposed remuneration, peer benchmarking, and the overall pay structure.

Executive Compensation

Generally, vote AGAINST the payment of remuneration in excess of the minimum remuneration and the waiver of recovery of excess remuneration paid to executives in the event of loss or inadequate profit unless compelling justification is provided in support of the proposal.

Any increases in total remuneration for executives should not be out of line with general increases at the company. Vote CASE-BY-CASE on executive compensation proposals considering whether:

1.	Quantum of pay and proposed hike is reasonable and commensurate with the size and scale of company;

2.	Past remuneration has been aligned with performance;

3.	Pay is benchmarked to industry/market peers;

4.	Pay as a multiple of median employee pay is reasonable;

5.	The proposed pay structure has sufficient degree of variable pay;

6.	Terms of LTIP/stock option plans are disclosed;

7.	The award levels for the different components of variable pay are clearly defined and capped;

8.	Performance conditions have been stated;

9.	Malus/clawback/deferred pay provisions are in place; and

10.	The board has unreasonable level of discretion and flexibility in deciding the final pay.

Equity Compensation Plans

Generally, vote FOR option plans and restricted share plans.

Vote AGAINST an option plan if:

1.	The maximum dilution level for the plan exceeds:

a.

5 percent of issued share capital for a mature company (this may be increased to 10 percent if the plan includes other positive features such as a challenging performance criteria and meaningful vesting periods as these partially offset dilution concerns by reducing the likelihood that options will become exercisable or performance shares are issued unless there is a clear improvement in shareholder value);

b.	10 percent for a growth company; or

2.	The plan permits options to be issued with an exercise price at a discount to the current market price.

Vote AGAINST a restricted share plan if:

1.	The maximum dilution level for the plan exceeds 5 percent of issued share capital for a mature company or 10 percent for a growth company; or

2.

The plan does not include a challenging performance criteria and meaningful vesting periods to partially offset dilution concerns by reducing the likelihood that performance shares are issued unless there is a clear improvement in shareholder value.

III. Share Issuance Requests

Preferential Issuance Requests and Preferential Issuance of Warrants

Vote CASE-BY-CASE on requests for preferential issuance (private placements) and issuance of preferential warrants.

IV. Debt Issuance Requests

Debt Related Proposals

In evaluating debt-related proposals, consider the following factors:

1.	Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?

2.

Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

3.	Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

4.	The company’s financial position: What is the company’s current leverage and how does that compare to its peers?

5.

The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company’s ability to realize opportunities?

A distinction should be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity.

Increase in Borrowing Powers

Vote FOR proposals to approve increases in a company’s borrowing powers if:

1.	The size of the debt being requested is disclosed;

2.	A credible reason for the need for additional funding is provided;

3.	The potential increase in debt is not excessive; and

4.	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For non-financial companies, the following criteria are used to assess whether the potential increase in debt is considered excessive:

1.	The proposed maximum amount is more than twice the company’s total debt;

2.	It could result in the company’s debt-to-equity ratio, or gearing level, exceeding 300 percent; and

3.	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

Generally, vote FOR debt-related proposals of financial companies taking into account the current financial standing of the company, including but not limited to:

1.	The capital adequacy to risk (weighted) assets; or

2.	Capital adequacy ratio vis-à-vis the regulatory norm;

3.	Revenue growth; and

4.	Asset base.

Pledging of Assets for Debt

Vote FOR proposals to approve the specific pledging of assets for debt if:

1.	The size of the debt being requested is disclosed;

2.	A credible reason for the need for additional funding is provided;

3.	Details regarding the assets to be pledged are disclosed; and

4.	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. Vote AGAINST proposals that grant excessive authority to the board or management.

Financial Assistance

Vote CASE-BY-CASE on requests for financial assistance. Generally, vote AGAINST the provision of a guarantee where:

1.	The identity of the entity receiving the guarantee is not disclosed;

2.	The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or

3.

The guarantee is provided to an entity in which the company’s ownership stake is less than 75 percent; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, generally vote FOR the request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

V. Miscellaneous

Accept Financial Statements and Statutory Reports

Generally, vote FOR the approval of financial statements and statutory reports, unless:

1.	There are concerns about the accounts presented or audit procedures used; or

2.	There has been an accounting fraud or materials misstatement during the year.

Acceptance of Deposits

Generally, vote AGAINST proposals to accept deposits from shareholders and/or the public, unless there are no significant causes for shareholder concern regarding the terms and conditions of the deposit. Sufficient information regarding the deposits must be disclosed, including:

1.	Justification for the need for additional funding; and

2.	The interest rate offered, which must not exceed the interest rate prescribed by the Reserve Bank of India (RBI) for acceptance of deposits by non-banking financial companies (NBFCs).

Charitable Donations

Vote AGAINST proposed charitable donations, unless:

1.	Adequate disclosure on the rationale for the donation and exact term of the authority are provided in the meeting materials, and

2.	The party receiving the charitable donation is an independent third party.

Increase in Foreign Shareholding Limit

Vote FOR requests for increases in foreign shareholder limits, unless there are outstanding issues concerning the company.

JAPAN

I. Routine Miscellaneous

Income Allocation

Generally, vote FOR approval of income allocation, unless:

1.	Payout ratio is consistently low without adequate justification; or

2.	Payout ratio is too high, potentially damaging financial health.

Election of Statutory Auditors

Generally, vote FOR the election of statutory auditors, unless:

1.	The outside statutory auditor nominee is regarded as non-independent; or

2.	The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or

3.	The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

4.

Egregious actions related to a statutory auditor’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

II. Election of Directors

Voting on Director Nominees in Uncontested Elections

There are three policies for director elections in Japan: one for companies with a statutory auditor board structure, one for companies with a U.S.-type three committee structure, and one for companies with a board with audit committee structure.

1.	At companies with a statutory auditory structure: vote FOR the election of directors, except:

a)

Top executive(s) at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years), unless an improvement is observed;

b)	Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors;

c)

Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors and at least one-third of the board members will be independent directors; or

d)

Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of FOR), when that proposal is deemed to be in the interest of independent shareholders.

2.	At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote FOR the election of directors, except:

a)	Where an outside director nominee is regarded as non-independent and the board, after the shareholder meeting, is not majority independent; or

b)

Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors and at least one-third of the board members will be independent directors.

3.	At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote FOR the election of directors, except:

a.

Where an outside director nominee who is also nominated as an audit committee member (outside director nominees who are not nominated as audit committee members are not subject to this policy) is regarded as non-independent; or

b.	Top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors.

III. Article Amendments

Adoption of a U.S.-style Three Committee Board Structure

Generally, vote FOR the adoption of a U.S. style, three-committee board structure.

Adoption of a Board with Audit Committee Structure

Generally, vote FOR an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote AGAINST the article amendments. Vote CASE-BY-CASE if the board currently has a three-committee structure.

Increase in Authorized Capital

Generally, vote CASE-BY-CASE on this request if the company explicitly provides reasons for the increase.

If the company does not provide reasons for the increase, generally vote FOR proposals to increase authorized capital, unless the increase is intended for a poison pill.

Creation/Modification of Preferred Shares/Class Shares

Generally, vote CASE-BY-CASE on this request.

Repurchase of Shares at Board’s Discretion

Vote CASE-BY-CASE on article amendments to give the board discretionary authority over share repurchases, taking into account the company’s:

1.	Balance sheet conditions;

2.	Capital efficiency and return on equity;

3.	Past share buybacks and dividend payouts;

4.	Board composition;

5.	Shareholding structure; and

6.	Other relevant factors.

Generally, vote AGAINST these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

Allow Company to Make Rules Governing the Exercise of Shareholders’ Rights

Generally, vote AGAINST this change.

Limit Rights of Odd Shareholders

Generally, vote FOR this change.

Amendments Related to Takeover Defenses

Generally, vote FOR this proposal, unless Boston Partners opposes or has opposed the poison pill proposal by itself.

Decrease in Maximum Board Size

Generally, vote FOR this proposal, unless the decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

Supermajority Vote Requirement to Remove a Director

Generally, vote AGAINST proposals seeking a supermajority requirement to remove a director.

Creation of Advisory Positions (Sodanyaku or Komon)

Generally, vote AGAINST amendments to articles of incorporation to create new advisory positions such as “sodanyaku” or “komon,” unless the advisors will serve on the board of directors and thus be accountable to shareholders.

Payment of Dividends at the Board’s Discretion

Generally, vote AGAINST proposals allowing the board to pay dividends at its discretion. However, if the company employs board with committee structure and the proposal would not eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote FOR the article amendments.

Management Buyout Related Amendments

Generally, vote CASE-BY-CASE on management related buyout amendments.

IV. Compensation

Annual Bonuses for Directors/Statutory Auditors

Vote FOR approval of annual bonuses, unless recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Retirement Bonuses

Generally, vote FOR approval of retirement bonuses, unless:

1.	Recipients include outsiders; or

2.	Neither the individual payments nor the aggregate amount of the payments is disclosed; or

3.	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

Generally, vote FOR approval of special payments in connection with abolition of retirement bonus system, unless:

1.	Recipients include outsiders; or

2.	Neither the individual payments nor the aggregate amount of the payments is disclosed; or

3.	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

Generally, vote FOR approval of stock option plans, unless:

1.	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;

2.	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or

3.	The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

Generally, vote FOR approval of deep-discounted stock option plans 10, unless:

1.	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or

2.	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or

3.	The maximum number of options that can be issued per year is not disclosed; or

4.	No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

Director Compensation Ceiling

Generally, vote FOR proposals seeking to increase director fees, if:

1.	The specific reason(s) for the increase are explained; or

2.	The company is introducing or increasing a ceiling for performance-based compensation.

Vote CASE-BY-CASE on proposals seeking to increase director fees, taking into account the company’s stock price performance and capital efficiency if:

1.	The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally, vote AGAINST proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

Statutory Auditor Compensation Ceiling

Generally, vote FOR proposals seeking to increase statutory auditor compensation ceiling, unless statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

KOREA

I. Amendments to the Articles of Incorporation

Issuance Limit on New Shares or Convertible Securities

The most contentious aspect in this proposal pertains to articles that permit companies to issue new shares, convertible bonds, and/or bonds with warrants without triggering existing shareholders’ preemptive rights. Only vote FOR these article amendments if:

1.	The potential dilution ratio to existing shareholders does not exceed 20 percent; and

2.	The proposed issuance limit of new shares is set at no higher than 20 percent of issued shares.

Preferred Stock / Non-voting Common Shares

Generally, vote FOR the creation of a new class of preferred stock, or the issuance of preferred stock up to 50 percent of the issued capital, unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Establishment of Audit Committee

Generally, vote FOR the establishment of an audit committee as a replacement for the internal auditor system.

Stock Option Grant

Generally, vote FOR a proposed stock option grant, unless:

1.	The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

2.	The maximum dilution level under the plan exceeds 10 percent for a growth company.

Golden Parachute Clause

Generally, vote AGAINST proposals to introduce a provision that entitles the company’s directors to an excessive level of remuneration in the event that they are dismissed or terminated.

Authorizing Board to Approve Financial Statements and Income Allocation

Generally, vote AGAINST proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders’ right to approve the company’s dividend payment decision without any countervailing benefits.

II. Election of Directors

Director Elections

Independence

Vote AGAINST any non-independent director nominees where the board is less than majority-independent (in the case of large companies) or less than 25 percent independent (in the case of small companies).

Composition

For cases where the election of multiple directors are presented as a bundled item, vote AGAINST the entire slate of directors if one of the nominees presents any governance concerns.

III. Compensation

Remuneration Cap for Directors

Generally, vote FOR approval of the remuneration cap for directors, unless:

1.	The proposed cap on directors’ remuneration is excessive relative to peer companies’ remuneration without reasonable justification; or

2.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Remuneration Cap for Internal Auditors

Generally, vote FOR the remuneration cap for internal auditors, unless:

1.	The proposed remuneration cap for internal auditors is excessive relative to peer companies’ remuneration caps without reasonable justification; or

2.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase; or

3.	There are serious concerns about the statutory reports presented or audit procedures used.

Stock Option Grants

In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders’ approval retrospectively at the first general meeting after the grant.

Generally, vote FOR stock option grant proposals, unless:

1.	The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

2.	The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amendments to Terms of Severance Payments to Executives

Generally, vote FOR the establishment of, or amendments, to executives’ severance payment terms, unless:

1.	The company fails to provide any information in regard to the changes to the terms of severance payments to executives;

2.	The negative provisions proposed in a resolution outweigh any positive ones; and/or

3.	The company proposes to introduce a new clause that is effectively a golden parachute clause.

IV. Spinoff Agreement

Generally, vote FOR the approval of a spinoff agreement, unless:

1.	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

2.	The company’s structure following the spinoff does not reflect good corporate governance;

3.	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or

4.	The company does not provide sufficient information upon request to make an informed voting decision.

5.	There is an accompanying reduction in capital.

Generally, vote for proposals to reduce capital for routine purposes unless the terms are unfavorable to shareholders.

V. Reduction in Capital

Reduction in Capital Accompanied by Cash Consideration

Generally, vote FOR proposals to reduce a company’s capital that accompany return of funds to shareholders and are part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately AGAINST all outstanding capital, and therefore do not involve any material change relative to shareholder value.

Reduction in Capital Not Accompanied by Cash Consideration

Generally, vote FOR proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

VI. Merger Agreement, Sales/ Acquisition of Company Assets, and Formation of Holding Company

Generally, vote FOR the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

1.	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

2.	The company’s structure following such transactions does not reflect good corporate governance;

3.	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;

4.	The company does not provide sufficient information upon request to make an informed voting decision; and/or

5.	The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

6.

SINGAPORE

I. Board of Directors

Voting for Director Nominees in Uncontested Elections-Independence

Generally, vote FOR the re-election of directors, unless:

1.	The nominee has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

2.	Any non-independent director nominees where the board is less than one-third independent;

3.	The nominee is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is less than majority independent under the following scenarios:

a.	The chairman and the CEO is the same person;

b.	The chairman and the CEO are immediate family members;

c.	The chairman is part of the management team; or

d.	The chairman is not an independent director.

4.	The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;

5.	The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.

II. Remuneration

Director Remuneration

Generally, vote FOR resolutions regarding directors’ and supervisors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

Generally, vote FOR an equity-based compensation plan unless:

1.

The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. In addition, Boston Partners will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

2.	The plan permits options to be issued with an exercise price at a discount to the current market price; or

3.	Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.

III. Share Issuance Requests

Issuance Requests

For companies listed on the Mainboard of the Singapore Exchange, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights.

For companies listed on the Catalist market of the SGX, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights.

General Issuance Requests – Real Estate Investment Trusts

Generally, vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

For Singapore companies listed on the Catalist market of the SGX, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

Specific Issuance Requests

For issuance requests relating equity compensation plans, apply the policy on equity compensation plans. For other issuance requests, vote on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally, vote FOR resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the price limit for on-market repurchases exceeds 5 percent or the premium over the overage trading price of the shares as implied by the price limit for off-market repurchased exceeds 20 percent.

IV. Articles and By-law Amendments

Vote CASE-BY-CASE on proposed amendments to the Articles and By-Laws based on the details of the proposed amendments provided by the company.

In the absence of adequate information that would specify the details of proposed amendments, generally vote AGAINST:

1.	The proposed amendments;

2.	The adoption of new Articles of Association; or

3.	The replacement of the current constitutional document.

Vote CASE-BY-CASE on the adoption of new constitutional document with no previous reference.

V. Related Party Transactions

Generally, vote FOR mandate for recurrent interested-party transactions if such transactions are carried out at arms-length and on normal commercial terms.

SOUTH AFRICA

I. Operational Items

Authority to Ratify and Execute Approved Resolutions

Vote FOR the authority to ratify and execute approved resolutions, unless opposing all other items on the agenda.

II. Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote FOR the election/ reelection of directors unless the director is a non-independent NED:

1.	Serving on the audit committee (unless there is a separate AGM proposal specifically covering his/her election as an audit committee member);

2.

Serving on the remuneration or nomination committee and there is no majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board’s Black Economic Empowerment (BEE) credentials; or

3.	The majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board’s BEE credentials.

Accountability

Do not support bundled elections.

Alternative Directors: Proposals to re-elect alternate directors will take into account the vote that applies for the director for whom they serve as an alternate. In addition, the specific nature of the alternate role will be considered, for example whether or not the individual serves as a genuine alternate (i.e. only attending board and committee meetings in the absence of a particular director) or appears to have a broader board position.

Social and Ethics Committee Elections

Vote FOR the reelection of the social and ethics committee and/or social and ethics committee members, unless:

1.	The committee does not satisfy the minimum guidelines for membership, as set out in South African company law; or

2.	Serious concerns have been raised with the work of the committee during the year.

III. Capital Structure

Share Issuance Authorities

Vote FOR a general authority to place authorized but unissued ordinary shares under the control of the directors, unless:

1.	The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital;

2.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concern; or

3.	The company used the authority during the previous year in a manner deemed not be in shareholders’ best interests.

Vote FOR a general authority to issue ordinary shares for cash, unless:

1.	The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital; or

2.	The company used the authority during the previous year in a manner deemed not to be in shareholders’ interests.

Vote FOR a general authority to issue preference shares, unless:

1.	Following the issue, preference shares would comprise greater than 50 percent of the company’s issued share capital; or

2.	The terms of the preference shares would adversely affect the rights of existing shareholders.

3.	The issue of shares pursuant to a specific transaction will be considered on a CASE-BY-CASE basis, depending on the merits of the underlying deal.

Share Buyback Authorities

Vote FOR a general share buyback authority, unless:

1.	The company wishes to repurchase more than 20 percent of its issued share capital over the year;

2.	The repurchase can be used for takeover defenses; or

3.	There is clear evidence of abuse.

IV. Remuneration

Approval of Remuneration Policy

When assessing a company’s remuneration policy, Boston Partners will generally vote AGAINST if the level of disclosure around the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, Boston Partners will vote FOR the approval of the executive remuneration policy on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards;

2.	The vesting period for long-term incentive schemes is set at less than three years;

3.	Long-term schemes include an element of retesting;

4.	The policy provides for grants of share options at a discount to market value;

5.

The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures);

6.	The quality of disclosure around the severance provisions of the executive directors’ service contracts, including any potential termination payments, is considered inadequate;

7.	The policy is in any way not considered aligned with shareholder interests.

In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for Boston Partners to support remuneration policy resolution, notwithstanding the presence of some historical issues of concern.

Approval of Implementation Report

When assessing the implementation report, Boston Partners will generally vote AGAINST if the level of disclosure regarding the application of the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, Boston Partners will vote FOR the approval of the implementation report on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	Large increases in fixed remuneration have been implemented which have not been adequately explained;

2.	The company has made bonus payments, but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses);

3.	The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained;

4.	The performance conditions for long-term incentive schemes, where applicable, are not disclosed, or are not considered sufficiently challenging or relevant;

5.

Significant termination-related or restraint of trade payments have been made to executive directors, and the reasons for these are not disclosed or, where they are disclosed, do not adequately justify the size of the payment;

6.

Discretion has been used during the year in a manner not considered consistent with shareholder interests, or the application of the policy is in any way not considered aligned with shareholder interests, with particular attention given to any payments or decisions which have been made outside of the policy framework previously communicated to shareholders.

In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for Boston Partners to support for the implementation report resolution, notwithstanding the presence of some historical issues of concern.

In cases where a serious breach of good practice is identified, and typically where issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, other members of the remuneration committee) may receive a negative vote.

New Equity Incentive Scheme or Amendment to Existing Scheme

Boston Partners evaluates management proposals seeking approval for a share incentive scheme on a CASE-BY-CASE basis. When judging such items, Boston Partners will generally vote AGAINST if the level of disclosure on the proposal is below what is required for shareholders to make an informed judgment on the scheme. In the event of satisfactory disclosure, Boston Partners will vote FOR the proposal unless one or more of the following apply:

1.	Performance conditions do not apply, have not been disclosed or are not considered sufficiently challenging or relevant.

2.	Performance conditions can be retested.

3.	Performance is measured over a period shorter than three years.

4.	The plan allows for option repricing or issue of options at a discount or backdating of options.

5.

The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures).

6.	The scheme provides for potentially excessive individual reward or has no caps on individual participation.

7.	NEDs can participate in the scheme.

8.	The scheme is in any way not considered aligned with shareholder interests.

Proposals to amend a scheme will involve an assessment of the nature of the amendment.

Financial Assistance

Vote FOR a general authority to provide financial assistance, unless:

1.	As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in incentive schemes;

2.

The authority would facilitate the operation of an incentive scheme(s) which raises governance concerns, with particular attention given to any schemes which authorize the provision of preferential loans to directors; or

3.	As part of the authority, the company seeks approval to provide financial assistance “to any person”.

Evidence that the company has used a previous authority in a manner deemed not to be in shareholders’ interests would warrant further review and analysis.

V. Other Items

New Memorandum of Incorporation (MOI)/ Amendments to the MOI

Vote on a new MOI or on amendments to the MOI on a CASE-BY-CASE basis, depending on the impact on shareholder rights.

Boston Partners will normally vote AGAINST a MOI which limits retirement by rotation to non-executive directors only.

Black Economic Empowerment (BEE) Transactions

Vote on BEE transactions on a CASE-BY-CASE basis. Factors considered include the overall dilutive impact, the structure of the transaction and the identity of the company’s chosen BEE partners. Proposals which are genuinely broad-based are more appealing than those which stand to benefit a narrow group of investors, as are those which have a long-term timeframe.

Social and Ethics Committee Report

Vote FOR the report of the social and ethics committee, unless:

1.	The report does not include details of how the committee has undertaken the functions prescribed to it by South African company law; or

2.	Serious concerns have been raised with the work of the committee during the year.

TAIWAN

I. Allocation of Income and Dividends

Allocation of Income and Dividends

Generally, vote FOR approval of the allocation of income and dividends.

When distributing earnings and dividends, companies usually provide shareholders one or a combination of the following:

1.	Cash dividends from earnings;

2.	Cash dividends from capital reserves;

3.	New shares from capital reserves;

4.	Stock dividends.

When losses are posted for the year, companies are required to submit the loss offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements.

Cash Dividends or New Shares from Capital and Legal Reserves

Generally, vote FOR proposals to distribute dividends or new shares from capital and legal reserves.

Stock Dividends

Resolution Type: Special

Generally, vote FOR proposals to distribute stock dividends.

II. Capital Reduction

Generally, vote FOR the capital reduction to offset losses or to distribute cash to shareholders unless:

1.	The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company but instead favors certain shareholders; or

2.	The proposed cash distribution is expected to negatively affect the company’s day-to-day operations.

III. Amendments to Company Articles/By-laws

Cash Dividend Distribution Plans

Generally, vote AGAINST proposals for article amendments to grant the board full discretion to decide on the company’s cash dividend distribution plan without shareholder approval.

IV. Capital Raising

Generally, vote FOR general authority to issue shares if:

1.	A general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.

2.	A general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Vote CASE-BY-CASE on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition, or a merger.

V. Compensation

Equity Based Compensation

Vote CASE-BY-CASE on employee restricted stocks and/or employee stock warrant plans. Vote AGAINST the employee restricted stocks plan and/or employee stock warrants plan if one or two of the following features are not met:

1.	Existing substantial shareholders are restricted in participation;

2.	Presence of challenging performance hurdles if awards are issued or exercised for free or at a deep discount; or

3.	Reasonable vesting period (at least two years) is set.

VI. Release of Restrictions on Directors Competitive Activities

Vote AGAINST release of restrictions on competitive activities of directors if:

1.	There is lack of disclosure on the key information including identities of the directors in question, current positions in the company, and outside boards they are serving on; or

2.	The non-nomination system is employed by the company for the director election.

UNITED KINGDOM AND IRELAND

I. Operational Items

Accept Financial Statements and Statutory Reports

The overall quality of disclosure will be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote. For smaller companies, other minimum disclosure requirements include:

The identity of all the directors, their board roles, committee memberships and independence classification;

1.	List of major shareholders;

2.	Attendance at board and committee meetings; and

3.	Details of compliance against a “recognized corporate governance code” (as required by the AIM Rules).

In addition, where no appropriate resolution to target an investor’s specific concern is on the ballot, Boston Partners may vote AGAINST this resolution. Specific concerns include:

1.	Absence of sufficient independent representation on the board and the key committees (if the relevant director is not standing for election/re-election)

2.	Absence of regular re-election for all directors (once every three years at a minimum); and

3.	Remuneration not aligned with expected market practice (if there is no remuneration report or remuneration policy resolution on the agenda).

Concerns raised in the first year may not lead to a negative vote; this is more likely in the event of repeated concerns identified over a number of years.

II. The Board of Directors

Board Independence and Tenure

For smaller companies, a non-executive director is likely to be considered as non-independent if he or she has a substantial personal shareholding of greater than 3 per cent.

For investment companies, a non-executive director is likely to be considered as non-independent if he or she has a substantial shareholding of greater than 1 per cent providing the investment trust is listed in the FTSE All-Share index.

Also, the non-executive director of either a venture capital trust or an investment trust is likely to be considered as non-independent if he or she holds a directorship in one or more investment companies or venture capital trusts managed by the same manager, or they have a relationship with the investment manager.

At investment trusts, tenure is not taken into account when assessing independence. However, classified boards are an issue of concern. As a result, if more than half the board has served in excess of nine years, a negative vote would over time be applied to the chairman’s re-election.

Non-executive directors that have served concurrently with an executive director for over nine (9) years, are deemed non-independent.

If a non-executive director has served for fifteen (15) years on the board, Boston Partners deems such individuals as non-independent.

The board chair should not remain in post for more than nine (9) years from the date of their first appointment to the board. However, their appointment can be extended for a limited time particularly in those cases where the chair was an existing non-executive director on appointment, to facilitate effective succession planning and the development of a diverse board. Vote CASE-BY-CASE on the re-election of a tenured chair taking into account:

1.	Succession planning;

2.	Diversity; and

3.	Board independence.

Board and Committee Composition

Generally, vote AGAINST any non-independent, non-executive director whose presence on the board, audit, or remuneration committee renders the board or committee insufficiently independent, unless the company discloses details of how the issue of concern will be resolved by the next annual general meeting.

Non-independent non-executive directors serving on the nomination committee are assessed on a CASE-BY-CASE basis.

For all companies with a premium listing, at least half the board should comprise non-executive directors determined by the board to be independent.

For companies in the FTSE 350, the audit committee should comprise at least three non-executive directors, and all members should be independent. The board chair should not be a member of the audit committee. The remuneration committee should also comprise at least three non-executive directors and again, all members should be independent. In addition, the board chair may also be a member of, but not chair the remuneration committee if he or she was considered independent on appointment as chair. A majority of the nomination committee should be independent non-executive directors.

For companies in the FTSE All Share below the FTSE 350, the board should establish audit and remuneration committees with at least two members on each committee, all of whom should be independent non-executive directors. The board chair may be a member of, but not chair, of the remuneration committee in addition to the independent non-executive directors, provided he or she was considered independent on appointment as chair. A majority of the nomination committee should be independent non-executive directors.

For FTSE Fledgling companies, the audit and remuneration committees should be fully independent and should include a minimum of two independent non-executives. The majority of the members of the nomination committee should be independent. The chair may sit on the remuneration committee (but not the audit committee) provided that he/she continues to be considered independent.

III. Compensation

Remuneration Policy

Vote the resolution to approve the remuneration policy on a CASE-BY-CASE approach, paying particular attention as to whether:

1.

The overall remuneration policy or specific scheme structures are not over-complex, have an appropriate long-term focus and have been sufficiently justified in light of the company’s specific circumstances and strategic objectives;

2.	The company’s approach to fixed remuneration is appropriate;

3.

The award levels for the different components of variable pay are capped, and the quantum is reasonable when compared to peers, and any increase in the level of certainty of reward is accompanied by a material reduction in the size of awards;

4.	Increases to the maximum award levels for the LTIP and bonus have been adequately explained;

5.	Performance conditions for all elements of variable pay are clearly aligned with the company’s strategic objectives, with vesting levels and holding periods that are in line with UK good practice;

6.	Change of control, good leaver and malus/clawback provisions are in line with standard practice in the UK market;

7.	The shareholding requirement for executive directors is a minimum of 200 percent of base salary;

8.

Service contracts contain notice periods of no more than twelve months’ duration and potential termination payments are linked to fixed pay with no contractual entitlements to unearned bonus on termination;

9.	Non-executive directors do not receive any performance-related remuneration beyond their standard fees;

10.	The treatment of new joiners is appropriate, with particular attention paid to the use of buy-out awards, and that the potential for any additional awards is capped;

11.	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice; and

12.	There are no issues in the policy which would be of concern to shareholders.

Where a policy contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall FOR vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

The binding vote on the remuneration policy is forward-looking and in most cases will apply for three years. Therefore, many shareholders will want to ensure that the policy takes into account good market practice in a number of key areas including:

1.	The start and end date of the policy;

2.	Base salaries;

3.	Benefits and pensions;

4.	Annual bonus;

5.	Long-term incentive plans (LTIP);

6.	Claw back provisions;

7.	Good leavers;

8.	Change in control;

9.	Shareholding requirement;

10.	Executive directors’ service contracts, including exit payments;

11.	Arrangements for new joiners;

12.	Discretion;

13.	Non-executive director pay; and

14.	All-employee schemes.

For smaller companies, a negative vote would be considered if any of the following applied:

1.	Executive directors are not employed under formal service contracts, or their service contracts, in the event of termination, provide for more than 12 months’ notice;

2.	Vesting of incentive awards is not conditional on the achievement of performance hurdles;

3.	Re-testing is allowed throughout the performance period; or

4.	There are any other serious issues with the policy when measured against good market practice.

Remuneration Report

Vote the resolution to approve the remuneration report on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	Any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;

2.	The bonus received and/or the proportion of the LTIP which vested was a fair reflection of the performance achieved;

3.	Performance targets are measured over an appropriate period and are sufficiently stretching;

4.	Targets for the bonus or the LTIP are disclosed in an appropriate level of detail;

5.	Any exit payments to good leavers were reasonable, with appropriate pro-rating (if any) applied to outstanding long-term share awards;

6.	Any special arrangements for new joiners were in line with good market practice;

7.	The remuneration committee exercised discretion appropriately; and

8.	There are no issues in the report which would be of concern to shareholders.

Where the report contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall FOR vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

For small companies, when assessing remuneration report resolutions, a negative vote would be considered if any of the following applied:

1.

Disclosure of pay practices is poor. This would include if the individual emoluments paid to each director are not disclosed, or if the performance metrics which applied to LTIP awards made during the year under review are not disclosed;

2.	NEDs have received performance-related pay during the year under review;

3.	Options have been re-priced during the period under review;

4.	Re-testing is allowed throughout the performance period;

5.	Share awards granted to executive directors during the year under review feature a performance period of less than three years; or

6.	There are any other serious issues with the report when measured against good market practice.

The award of options to NEDs is not in line with best practice as it can cause a potential conflict of interest that may affect an NED’s independent judgment. Therefore, NEDs should be remunerated with basic fees only, in the form of cash and/or shares.

Approval of a New or Amended LTIP

Vote the resolution to approve a new or amended LTIP on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The LTIP is aligned with the company’s strategy, is not over-complex and fosters an appropriately long-term mindset;

2.	The proposed award levels are appropriate, and, in the case of an amended plan, any increases to the previous award levels are well-explained;

3.	Any increase in the level of certainty of reward is matched by a material reduction in the size of awards;

4.	The maximum payout is capped;

5.

The vesting levels for threshold and on target performance are in line with market norms, with threshold vesting generally no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary.

6.	The LTIP is in line with the current remuneration policy;

7.	Change of control, good leaver, and malus/clawback provisions are present and the terms are in line with standard practice in the UK market;

8.	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice;

9.

The scheme is operating within dilution limits that are aligned to the relevant UK market standards. Namely, no more than 10 percent of the issued share capital should be issued under all incentive schemes in any rolling 10-year period, and no more than 5 percent of the issued share capital should be issued under executive (discretionary) schemes in any rolling 10-year period, in line with the guidelines established by the Investment Association; and

10.	There are no issues with the plan which would be of concern to shareholders.

Where the plan contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall FOR vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

IV. Capital Structure

Authorize Issue of Equity with and without Pre-emptive Rights

Generally, vote FOR a resolution to authorize the issuance of equity, unless:

1.

The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

2.

For small companies, the routine authority to disapply preemption rights exceeds 10 percent of the issued share capital in any one year. For larger companies, the routine authority to disapply preemption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment. For investment companies, the routine authority to disapply preemption rights exceeds 5 percent of the issued share capital in any one year, or 10 percent if there is a commitment that any issuance will be at or above net asset value.

Authorize Market Purchase of Ordinary Shares

Generally, vote FOR the resolution to authorize the market purchase of ordinary shares, unless:

1.	The authority requested exceeds the levels permitted under the Listing Rules; or

2.	The company seeks an authority covering a period longer than 18 months.

Boston Partners will generally support this resolution if it is in line with the Listing Rules LR 12.4.1 which allows companies to buy back up to 15 percent of their shares in any given year, provided that the maximum price paid is not more than 5 percent above the average trading price.

Under the Companies Act 2006, the share buyback authority cannot be for a period longer than five years. Boston Partners recommends that the renewal of such authorities be requested annually, and that the duration be no longer than 18 months or until the next AGM, if sooner. However, Boston Partners will support a five-year authority if, in practice, the company has a history of reverting to shareholders annually.

V. Other Items

Authorize EU Political Donations and Expenditure

Generally, vote FOR the resolution to authorize EU political donations and expenditure, unless:

1.	The company made explicit donations to political parties or election candidates during the year under review;

2.	The duration of the authority sought exceeds one year and the company has not clarified that separate authorization will be sought at the following AGM should the authority be used; or

3.	No cap is set on the level of donations.

Continuation of Investment Trust

For investment companies, Boston partners will vote FOR when the board has tabled the resolution to comply with the requirement in the trust’s articles of association that this vote be put to shareholders at regular intervals, and there are no issues of concern.

If the board has called a special meeting, due to the shares trading at a discount to net asset value over a prolonged period, Boston Partners will consider the issues on a CASE-BY-CASE basis.

CHAMPLAIN INVESTMENT PARTNERS, LLC

PROXY VOTING POLICY

Unless otherwise directed, Champlain, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. A copy of our written proxy policy and procedures and/or the record of proxy votes for a client’s portfolio will be provided to that client upon request.

Champlain’s policy is to vote proxies for client accounts unless otherwise directed in writing. Champlain votes all proxies for all Champlain sponsored mutual funds and commingled funds.

Unless Champlain otherwise agrees in writing, Champlain will not advise or take any action on behalf of a client in any legal proceedings, including bankruptcies or class actions, involving securities held in, or formerly held in, client’s account or the issuers of those securities.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Proxy Voting Managers have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Champlain has adopted comprehensive proxy voting procedures to implement the firm’s investment policies on behalf of clients. Proxy policies and procedures will be monitored closely, and may be amended or updated when appropriate, to ensure the policies outlined below are effectively executed:

Voting Procedures

•	All employees will forward any proxy materials received on behalf of clients to the Proxy Voting Managers;

•	The Proxy Voting Managers will determine which client accounts hold the security to which the proxy relates;

•

Absent material conflicts, the appropriate company analyst will determine how Champlain should vote the proxy in accordance with applicable voting guidelines. Proxy systems (i.e. Proxy Edge) may be used to aid in the voting process;

•

Clients may provide proxy guidelines to Champlain, in which case the appropriate company analyst will vote in accordance with the applicable voting guidelines provided while adhering to the Conflict of Interest section below.

•	The Proxy Voting Managers will complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

•

Champlain will conspicuously display information in its Form ADV Part 2A summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Champlain voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Voting Managers.

•

In response to any request, the Proxy Voting Managers will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Champlain voted the client’s proxy with respect to each proposal about which client inquired.

Small Cap and Mid Cap Voting Guidelines

Proxy Voting Philosophy

Champlain believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, we will engage in a rigorous appraisal and evaluation process in which our proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.

Fiduciary Responsibility

Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of our clients.

Using Management Guidance

The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.

Policy on Board of Directors

Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s Board of Directors, and a cornerstone of sound corporate governance. To that end, we will support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on individual director nominees are made on a case-by-case basis examining such factors as board and committee composition, past attendance record and governance efficacy. Votes for director nominees may be withheld in cases where a lack of independence, lack of material financial interest in the company, or evidence of poor past governance practices exists.

Policy on Audit Committee

Champlain believes that audit committees should be comprised of directors who are independent and financially literate, and shall vote in favor of such a structure. The audit committee should have the exclusive authority to hire independent auditors. We will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of the outside auditor when such relationships exist.

Policy on Proxy Contest Defenses / Anti-takeover Measures

Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.

Anti-takeover measures generally opposed:

•	Classification of the Board of Directors

•	Shareholder rights plans (poison pills)

•	Greenmail

•	Supermajority rules to approve mergers or amend charter or bylaws

•	Authority to place stock with disproportionate voting rights

•	Golden Parachutes

Shareholder resolutions generally supported:

•	Rescind or prohibit any of the above anti-takeover measures

•	Annual voting of directors; repeal classified boards.

•	Adoption of confidential voting

•	Adoption of cumulative voting

•	Redeem shareholder rights plans

•	Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure

Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs for the next twelve months or for compelling management uses. We will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. We will oppose all option plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate directors, executives and employees. Champlain will consider factors such as other corporate incentives, corporate performance, industry practices, and terms and duration of the option program in its decision. Although each plan will be voted on a case-by-case basis, we will generally vote against plans, which do not meet several criteria. Champlain standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) any material revisions to plans requiring a shareholder vote. Champlain believes that these criteria will lead to votes in favor of plans that meet the ultimate goal of aligning management and shareholder interests, while providing reasonable economic incentives for managers. We will vote for proposals requiring shareholder approval to reprice options, and will generally vote against option strike price repricing. We withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.

Social and Environmental Issues

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

•	allow shareholder control of corporate charitable contributions

•	exit the nuclear power business

•	adopt the MacBride Principles

•	adopt the Ceres Principles

•	stop doing business with the US Department of Defense

•	stop using animals for product testing

•	make donations to a pro-life or pro-choice advocate

•	stop donations to a pro-life or pro-choice advocate

•	move its annual meeting to a town with better public transportation

While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is our corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

Conflicts of Interest

•	If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated.

•

Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, the Proxy Voting Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Champlain will maintain a record of the voting resolution of any conflict of interest.

Emerging Markets and Emerging Markets Small Cap Voting Guidelines

Proxy Voting Philosophy

Champlain believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, we will engage in a rigorous appraisal and evaluation process in which our proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.

Fiduciary Responsibility

Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management.

Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of our clients.

Using Management and External Guidance

The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients. Champlain may rely upon external proxy advisors to provide an English-language translation of ballots when one is not offered by the company itself. We may also consider the recommendations of external proxy advisors in our evaluation of ballot items, however, all votes will be made in accordance with Champlain’s guidelines and in the best interest of our Clients.

Policy on Board of Directors

Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s Board of Directors, and a cornerstone of sound corporate governance. We seek to balance a board of directors that is financially motivated for the company to succeed with a board that provides independent voices who are able to both support and challenge management. While we are generally supportive of independent directors having large roles on a board, we will not vote for or against any director solely because of their independence or lack thereof.

Policy on Proxy Contest Defenses / Anti-takeover Measures

Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.

Policy on Capital Structure

Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs compelling management uses, and proposals that issue stock at attractive prices. We will generally vote for proposals to increase common shares for a stock split. We are generally supportive of management efforts to return capital to shareholders through dividends and stock buybacks (at reasonable valuations) if there are not alternative uses of the capital and the payout does not cause the company to become overleveraged. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. Because of the wide variance in executive compensation norms by country, we will evaluate these matters on a case-by-case basis, with the goal of allowing companies to attract and retain talent without unjustly burdening shareholders.

Policy on Mergers and Corporate Restructurings

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.

Auditors

Auditors serve as a key check on management and, through their opinion on a company’s financial statements, a key source of information to us as investors. We generally vote to ratify auditors unless they do not appear independent, for example by receiving substantial compensation for non-audit services, or because the company’s business is a large portion of the auditor’s total practice. We also generally support the board’s ability to set auditor compensation as long as there is not evidence that such compensation is excessive.

Costs or Other Consequences of Voting

In certain cases, we recognize that voting might incur a cost, either financially or by restricting our ability to trade on behalf of our investors. For example, a company might ask for approval of its directors, but not announce their names until the in-person annual meeting begins, necessitating an in-person visit and hiring of a translator to vote. In such cases, we will balance the costs and liquidity implications of a vote with the perceived benefits of voting on the particular matter, with the overall goal of doing what is in our investors’ best interests. As a result, there may be instances where we abstain from voting.

Social and Environmental Issues

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is our corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

Conflicts of Interest

•	If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated.

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Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, the Proxy Voting Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Champlain will maintain a record of the voting resolution of any conflict of interest.

Voting Guidelines on Money Market Funds Held for Clients’ Cash Sweep and Account Transition Holdings

Champlain will vote in line with management’s recommendation on proxies for money market funds held for a client’s cash sweep, as well as for client holdings that Champlain has sold or is in the process of selling as part of an account transition.

Recordkeeping

The Proxy Voting Managers shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;

•	A record of each vote that Champlain casts;

•	A copy of each written request from a client for information on how Champlain voted such client’s proxies, and a copy of any written response.

•	Any document Champlain creates that is material to making a decision on how to vote proxies, or that memorializes that decision.

DIAMOND HILL CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Act”), make it a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Diamond Hill Capital Management, Inc. (hereinafter “we” or “us” or “our”) has adopted the following Proxy Voting Policy, Procedures and Guidelines (the “Proxy Policy”) with regard to companies in our clients’ investment portfolios.

Key Objective

The key objective of our Proxy Policy is to maximize the value of the securities held in our clients’ portfolios. These policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, we also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company’s performance and to make informed decisions about the purchase and sale of the company’s securities.

Decision Methods

Clients may retain the right to vote on shareholder proposals concerning stocks that we have bought on the client’s behalf. This is a perfectly reasonable request and we will not be offended if a client chooses to vote the shares. In addition, we will not vote the proxy for shares held in a client’s account where we do not have investment authority over the shares. The client can instruct the custodian to forward proxy materials from these issuers directly to the client for voting. Where clients have voting authority we encourage them to exercise their right by conscientiously voting all the shares owned.

Our recommendation, however, is that clients delegate the responsibility of voting on shareholder matters to us. Many clients recognize that good corporate governance and good investment decisions are complementary. Often, the investment manager is uniquely positioned to judge what is in the client’s best economic interest regarding shareholder proposals. Additionally, we can vote in accordance with a client’s wishes on any individual issue or shareholder proposal. Personally, we might believe that implementation of this proposal will diminish shareholder value, but the vote will be made in the manner the client directs. We believe clients are entitled to a statement of our principles and an articulation of our process when we make investment decisions and similarly, we believe clients are entitled to an explanation of our voting principles, as both ultimately affect clients economically.

We have developed the guidelines outlined below to guide our proxy voting. In addition, we generally believe that the investment professionals involved in the selection of securities are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, the portfolio management team whose strategy owns the shares has the authority to override the guidelines. Also, where the guidelines indicate that an issue will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, the portfolio management team whose strategy owns the shares has final authority to direct the vote. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company then vote in keeping with our primary objective of maximizing shareholder value over the long term.

Voting to maximize shareholder value over the long term may lead to an unusual circumstance of votes on the same issue held by different clients may not be the same. For instance, the Small Cap Fund may own a company that is the subject of a takeover bid by a company owned in the Large Cap Fund. Analysis of the bid may show that the bid is in the best interest of the Large Cap Fund but not in the best interest of the Small Cap Fund; therefore the Large Cap Fund may vote for the merger whereas the Small Cap Fund may vote against it.

In addition, when securities are out on loan, our clients collectively hold a significant portion of the company’s outstanding securities, and we learn of a pending proxy vote enough in advance of the record date, we will perform a cost/benefit analysis to determine if there is a compelling reason to recall the securities from loan to enable us to vote.

Conflicts Of Interest

Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with our primary objective of maximizing shareholder value in the long run. We encourage clients who have their own objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with this Proxy Policy.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. For example, we might manage money for a plan sponsor and that company’s securities may be held in client investment portfolios. The potential for conflict of interest is imminent since we now would have a vested interest to acquiesce to company management’s recommendations, which may not be in the best interests of clients. Another possible scenario could arise if we held a strong belief in a social cause and felt obligated to vote in this manner, which may not be best for clients. In cases of conflicts of interest that impede our ability to vote, we will refrain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under our management, we will forward the proxy material to the independent trustees or directors if we are the investment adviser or to the investment adviser if we are the sub-adviser.

Recordkeeping

We will maintain records documenting how proxies were voted. In addition, when we vote contrary to the Proxy Policy or for votes that the Proxy Policy indicates will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, we will document the rationale for our vote. We will maintain this documentation in accordance with the requirements of the Act and we will provide this information to a client who held the security in question upon the client’s request.

Proxy Voting Principles

1)	We recognize that the right to vote a proxy has economic value.

All else being equal, a share with voting rights is worth more than a share of the same company without voting rights. (Sometimes, investors may observe a company with both a voting class and a non-voting class in which the non-voting class sells at a higher price than the voting, the exact opposite of the expected result described above; typically, this can be attributed to the voting class being relatively illiquid.) Thus, when you buy a share of voting stock, part of the purchase price is for the right to vote in matters concerning your company. If you do not exercise that right, you paid more for that stock than you should have.

2)	We recognize that we incur additional fiduciary responsibility by assuming this proxy voting right.

In general, acting as a fiduciary when dealing with the assets of others means being held to a higher than ordinary standard in each of the following aspects:

Loyalty - We will act only in the best interest of the client. Furthermore, the duty of loyalty extends to the avoidance of conflicts of interest and self-dealing.

Care - We will carefully analyze the issues at hand and bring all the skills, knowledge, and insights a professional in the field is expected to have in order to cast an informed vote.

Prudence - We will make the preservation of assets and the earning of a reasonable return on those assets primary and secondary objectives as a fiduciary.

Impartiality - We will treat all clients fairly.

Discretion - We will keep client information confidential. Information concerning client-specific requests is strictly between the client and us.

3)	We believe that a corporation exists to maximize the value for shareholders.

Absent a specific client directive, we will always vote in the manner (to the extent that it can be determined) that we believe will maximize the share price, and thus shareholder value, in the long-term.

4)	We believe conscientious proxy voting can result in better investment performance.

The presence of an owner-oriented management is a major consideration in many of our investment decisions. As a result, we typically would not expect to find ourselves at odds with management recommendations on major issues. Furthermore, we do not anticipate entering a position intending to be shareholder activists. Yet, cases will arise in which we feel the current management or management’s current strategy is unlikely to result in the maximization of shareholder value. So why would we own the stock? One reason might be that the stock price is at such a significant discount to intrinsic value that the share price need not be “maximized” for us to realize an attractive return. Another reason may be that we believe management will soon face reality and alter company strategy when it becomes apparent that a new strategy is more appropriate. Additionally, we may disagree with management on a specific issue while still holding admiration for a company, its management, or its corporate governance in general. We do not subscribe to the “If you don’t like management or its strategy, sell the stock” philosophy in many instances.

5)

We believe there is relevant and material investment information contained in the proxy statement. Close attention to this document may reveal insights into management motives, aid in developing quantifiable or objective measures of how a company has managed its resources over a period of time, and, perhaps most importantly, speak volumes about a “corporate culture”.

Proxy Voting Guidelines

Each proposal put to a shareholder vote is different. As a result, each must be considered individually, however, there are several issues that recur frequently in U.S. public companies. Below are brief descriptions of various issues and our position on each. Please note that this list is not meant to be all-inclusive. In the absence of exceptional circumstances, we generally will vote in this manner on such proposals.

I.	Corporate Governance Provisions

A.	Board of Directors

The election of the Board of Directors (the “Board”) is frequently viewed as a “routine item”. Yet, in many ways the election of the Board is the most important issue that comes before shareholders. Inherent conflicts of interest can exist between shareholders (the owners of the company) and management (who run the company). At many companies, plans have been implemented attempting to better align the interests of shareholders and management, including stock ownership requirements and additional compensation systems based on stock performance. Yet, seldom do these perfectly align shareholder and management interests. An independent Board serves the role of oversight on behalf of shareholders. For this reason, we strongly prefer that the majority of the Board be comprised of independent (also referred to as outside or non-affiliated) directors. Furthermore, we also strongly prefer that key committees be comprised entirely of outside directors.

1.	Cumulative Voting

Cumulative voting allows the shareholders to distribute the total number of votes they have in any manner they wish when electing directors. In some cases, this may allow a small number of shareholders to elect a minority representative to the corporate board, thus ensuring representation for all sizes of shareholders. Cumulative voting may also allow a dissident shareholder to obtain representation on the Board in a proxy contest.

To illustrate the difference between cumulative voting and straight voting, consider the John Smith Corporation. There are 100 total shares outstanding; Jones owns 51 and Wilson owns 49. Three directors are to be elected. Under the straight voting method, each shareholder is entitled to one vote per share and each vacant director’s position is voted on separately. Thus, Jones could elect all the directors since he would vote his 51 shares for his choice on each separately elected director. Under the cumulative voting method, each shareholder has a total number of votes equal to the number of shares owned times the number of directors to be elected. Thus, Jones has 153 votes (51 X 3 = 153) and Wilson has 147 votes (49 X 3). The election of all directors then takes place simultaneously, with the top three vote recipients being elected. Shareholders may group all their votes for one candidate. Thus, Wilson could vote all 147 of his votes for one candidate. This will ensure that Wilson is able to elect at least one director to the board since his candidate is guaranteed to be one of the top three vote recipients.

Since cumulative voting subjects management to the disciplinary effects of outside shareholder involvement, it should encourage management to maximize shareholder value and promote management accountability. Thus, we will vote FOR proposals seeking to permit cumulative voting.

1.	Majority vs. Plurality Voting

In evaluating majority voting vs. plurality voting we will vote on a case-by-case basis. A majority vote requires a candidate to receive support from a majority of votes cast to be elected. Plurality voting, on the other hand, provides that the winning candidate only garner more votes than a competing candidate. If a director runs unopposed under a plurality voting standard, he or she needs only one vote to be elected, so an “against” vote is meaningless. We feel that directors should be elected to the board by a majority vote simply because it gives us a greater ability to elect board candidates that represent our clients’ best interest. However, in the case where a company adopts a provision in which a board candidate receives more AGAINST votes than FOR votes is required to tender his or her resignation, there is less reason to vote in favor of a majority vote standard.

2.	Election of Directors (Absenteeism)

Customarily, schedules for regular board and committee meetings are made well in advance. A person accepting a nomination for a directorship should be prepared to attend meetings. A pattern of high absenteeism (less than 75% attendance) raises sufficient doubt about that director’s ability to effectively represent shareholder interests and contribute experience and guidance to the company. While valid excuses for absences (such as illness) are possible, these are not the norm. Schedule conflicts are not an acceptable reason for absenteeism since it suggests a lack of commitment or an inability to devote sufficient time to make a noteworthy contribution. Thus, we will WITHHOLD our vote for (or vote AGAINST, if that option is provided) any director with a pattern of high absenteeism.

3.	Classified Boards

A classified Board separates directors into more than one class, with only a portion of the full Board standing for election each year. For example, if the John Smith Corporation has nine directors on its Board and divides them into three classes, each member will be elected for a term of three years with elections staggered so that only one of the three classes stands for election in a given year. A non-classified Board requires all directors to stand for election every year and serve a one-year term.

Proponents of classified Boards argue that by staggering the election of directors, a certain level of continuity and stability is maintained. However, a classified Board makes it more difficult for shareholders to change control of the Board. A classified Board can delay a takeover advantageous to shareholders yet opposed by management or prevent bidders from approaching a target company if the acquirer fears having to wait more than one year before gaining majority control.

We will vote FOR proposals seeking to declassify the Board and AGAINST proposals to classify the Board.

4.	Inside versus Independent (or Non-Affiliated) Directors

We will vote FOR shareholder proposals asking that Boards be comprised of a majority of independent directors.

We will vote FOR shareholder proposals seeking Board nominating committees be comprised exclusively of independent directors.

We will WITHHOLD votes for (or vote AGAINST, if that option is provided) directors who may have an inherent conflict of interest, such as due to receipt of consulting fees from a corporation (affiliated outsiders) if the fees are significant or represent a significant percent of the director’s income.

B.	Confidential Voting

In a system of confidential voting, individual shareholder’s votes are kept confidential. Management and shareholders are only told the vote total. This eliminates the pressure placed on investors to vote with management, especially in cases when a shareholder would desire a business relationship with management. We will vote FOR proposals seeking confidential voting.

C.	Supermajority Votes

Most state corporation laws require that mergers, acquisitions, and amendments to the corporate bylaws or charter be approved by a simple majority of the outstanding shares. A company may, however, set a higher requirement for certain corporate actions. We believe a simple majority should be enough to approve mergers and other business combinations, amend corporate governance provisions, and enforce other issues relevant to all shareholders. Requiring a supermajority vote entrenches management and weakens the governance ability of shareholders. We will vote AGAINST management proposals to require a supermajority vote to enact these changes. In addition, we will vote FOR shareholder proposals seeking to lower supermajority vote requirements.

D.	Shareholder Rights Plans (Poison Pills)

Shareholder rights plans are corporate-sponsored financial devices designed with provisions that, when triggered by a hostile takeover bid, generally result in either: (1) dilution of the acquirer’s equity holdings in the target company; (2) dilution of the acquirer’s voting rights in the target company; or (3) dilution of the acquirer’s equity interest in the post-merger company. This is typically accomplished by distributing share rights to existing shareholders that allow the purchase of stock at a fixed price should a takeover attempt occur.

Proponents of shareholder rights plans argue that they benefit shareholders by forcing potential acquirers to negotiate with the target company’s Board, thus protecting shareholders from unfair coercive offers and often leading to higher premiums in the event of a purchase. Obviously, this argument relies on the assumption of director independence and integrity. Opponents claim that these plans merely lead to the entrenchment of management and discourage legitimate tender offers by making them prohibitively expensive.

We will evaluate these proposals on a case-by-case basis. However, we generally will vote AGAINST proposals seeking to ratify a poison pill in which the expiration of the plan (sunset provision) is unusually long, the plan does not allow for the poison pill to be rescinded in the face of a bona fide offer, or the existing management has a history of not allowing shareholders to consider legitimate offers. Similarly, we generally will vote FOR the rescission of a poison pill where these conditions exist.

We will vote FOR proposals requiring shareholder rights plans be submitted to shareholder vote.

II.	Compensation Plans

Management is an immensely important factor in the performance of a corporation. Management can either create or destroy shareholder value depending on the success it has both operating the business and allocating capital. Well-designed compensation plans can prove essential in setting the right incentives to enhance the probability that both operations and capital allocation are conducted in a rational manner. Ill-designed compensation plans work to the detriment of shareholders in several ways. For instance, there may be outsized compensation for mediocre (or worse) performance, directly reducing the resources available to the company, or misguided incentives could cloud business judgment. Given the variations in compensation plans, most of these proposals must be considered on a case-by-case basis.

A. Non-Employee Directors

As directors take a more active role in corporate governance, compensation is becoming more performance-based. In general, stock-based compensation will better tie the interests of directors and shareholders than cash-based compensation. The goal is to have directors own enough stock (directly or in the form of a stock derivative) that when faced with a situation in which the interests of shareholders and management differ, rational directors will have incentive to act on behalf of shareholders. However, if the stock compensation or ownership is excessive (especially if management is viewed as the source for this largesse), the plan may not be beneficial.

We will vote FOR proposals to eliminate retirement plans and AGAINST proposals to maintain or expand retirement packages for non-employee directors.

We will vote FOR proposals requiring compensation of non-employee directors to be paid at least half in company stock.

B. Incentive Compensation subject to Section 162(m)

The Omnibus Budget and Reconciliation Act of 1993 prohibits the deductibility of executive compensation of more than $1 million. The intention was to slow the rise in executive compensation (whether the rise could be economically justified or was “bad” per se is a separate question) and to tie more of the future compensation to performance. However, the law provided exemptions to this $1 million limit in certain circumstances. Included in this exemption was compensation above $1 million that was paid on account of the attainment of one or more performance goals. The IRS required the goals to be established by a compensation committee comprised solely of two or more outside directors. Also, the material terms of the compensation and performance goals must be disclosed to shareholders and approved. The compensation committee must certify that the goals have been attained before any payment is made.

The issue at hand is the qualification for a tax deduction, not whether the executive deserves more than $1 million per year in compensation.

We will vote FOR any such plan submitted for shareholder approval. Voting against an incentive bonus plan is fruitless if the practical result will be to deny the company, and ultimately its shareholders, the potential tax deduction.

C.	Stock Incentive Plans

Stock compensation programs can reward the creation of shareholder value through high payout sensitivity to increases in shareholder value. Of all the recurring issues presented for shareholder approval, these plans typically require the most thorough examination for several reasons. First, their economic significance is large. Second, the prevalence of these plans has grown and is likely to persist in the future. Third, there are many variations in these plans. As a result, we must consider any such plan on a case-by-case basis. However, some general comments are in order.

We recognize that options, stock appreciation rights, and other equity-based grants (whether the grants are made to directors, executive management, employees, or other parties) are a form of compensation. As such, there is a cost to their issuance and the issue boils down to a cost-benefit analysis. If the costs are excessive, then the benefit will be overwhelmed. Factors that are considered in determining whether the costs are too great (in other words, that shareholders are overpaying for the services of management and employees) include: the number of shares involved, the exercise price, the award term, the vesting parameters, and any performance criteria. Additionally, objective measures of company performance (which do not include short- term share price performance) will be factored into what we consider an acceptable amount of dilution. We will also consider past grants in our analysis, as well as the level of the executives’ or directors’ cash compensation.

We will look particularly closely at companies that have repriced options. Repricing stock options may reward poor performance and lessen the incentive such options are supposed to provide. In cases where there is a history of repricing stock options, we will vote AGAINST any plan not expressly prohibiting the future practice of option repricing.

D.	Say-on-Pay

The Securities and Exchange Commission adopted rules on Jan. 25, 2011 which implement requirements in Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which amends the Securities Exchange Act of 1934. The rules concern three separate non-binding shareholder votes on executive compensation:

(1)    Say-on-Pay Votes. The new rule requires public companies subject to the proxy rules to provide their shareholders with an advisory vote on the compensation of the most highly compensated executives. Say-on-pay votes must be held at least once every three years. As stated above, support for or against executive compensation will be determined on a case-by-case basis.

(2)    Frequency Votes. These companies also are required to provide their shareholders with an advisory vote on how often they would like to be presented with the say-on-pay votes – every year, every second year, or every third year. In voting on the frequency of the say-on-pay, we believe that a TRIENNIAL vote is appropriate due to the fact that say-on-pay is a non-binding advisory vote and more frequent votes could reduce the Board’s strategic focus on the business. A three-year time horizon allows the Board to make well-informed decisions regarding executive compensation, evaluate the effectiveness of executive compensation, and increase time spent focusing on long-term shareholder value creation.

(3)    Golden Parachute Disclosures and Votes. These companies are also required to disclose compensation arrangements and understandings with highly compensated executive officers in connection with an acquisition or merger. In certain circumstances, these companies also are required to conduct a shareholder vote to approve the golden parachute compensation arrangements. We have a bias against golden parachutes, but since each merger or acquisition presents unique facts and circumstances, we will determine our votes on golden parachutes on a case-by case basis.

III.	Capital Structure, Classes of Stock, and Recapitalizations

A. Common Stock Authorization

Corporations increase the supply of common stock for a variety of ordinary business reasons including: to raise new capital to invest in a project; to make an acquisition for stock; to fund a stock compensation program; or to implement a stock split or stock dividend. When proposing an increase in share authorization, corporations typically request an amount that provides a cushion for unexpected financing needs or opportunities. However, unusually large share authorizations create the potential for abuse. An example would be the targeted placement of a large number of common shares to a friendly party in order to deter a legitimate tender offer. Thus, we generally prefer that companies present for shareholder approval all requests for share authorizations that extend beyond what is currently needed, and indicate the specific purpose for which the shares are intended. Generally, we will vote AGAINST any proposal seeking to increase the total number of authorized shares to more than 120% of the current outstanding and reserved but unissued shares, unless there is a specific purpose for the shares with which we agree.

For example, suppose a company has a total share authorization of 100 million. Of the 100 million, 85 million are issued and outstanding and an additional 5 million are reserved but unissued. We would vote against any proposal seeking to increase the share authorization by more than 8 million shares (Total allowable authorization: 1.2 X 90 =108 million; Current authorization: 100 million).

B. Unequal Voting Rights (Dual Class Exchange Offers/ Dual Class Recapitalizations)

Proposals to issue a class of stock with inferior or even no voting rights are sometimes made. Frequently, this class is given a preferential dividend to coax holders to cede voting power. In general, we will vote AGAINST proposals to authorize or issue voting shares without full voting rights on the grounds that it could entrench management.

IV.	Social and Environmental Issues

Shareholder proposals relating to a company’s activities, policies, or programs concerning a particular social or environmental issue have become prevalent at annual meetings. In some cases, an attempt is made to relate a recommendation for the company’s policies and activity to its financial health. In other cases, the proposal seems tangentially related at best. These issues are often difficult to analyze in terms of their effect on shareholder value. As a result, these proposals must be considered on a case-by-case basis. In cases where we do not believe we can determine the effect, we will ABSTAIN. We will vote FOR any proposal that seeks to have a corporation change its activities or policy and we believe the failure to do so will result in economic harm to the company. Similarly, we will vote AGAINST any policy that requests a change we believe will result in economic harm.

We will vote FOR proposals seeking information that is relatively inexpensive to produce and provide, is not publicly available, and does not reveal sensitive company information that could be harmful if acquired by competitors. If these factors are present, then the issue reduces to freedom of information.

In practice, however, this is seldom the case. Frequently, shareholder proposals call for a company to conduct an exhaustive study of some issue that is only tangentially related to the company’s business interests. Further, the nature of the study proposed often deals with subjective issues in which no conclusive resolution will likely result from the study. We will vote AGAINST such proposals.

V.	Voting Foreign Securities

Voting proxies of foreign issuers can be much different than voting proxies of U.S.-domiciled companies. It can be more expensive (for instance, we could need to hire a translator for the proxy materials or, in some cases votes can only be cast in person so there would be travel costs to attend the meeting) and in some jurisdictions the shares to be voted must be sequestered and cannot be sold until the votes are cast or even until the meeting has been held. In addition, the SEC has acknowledged that in some cases it can be in an investor’s best interests not to vote a proxy, for instance, when the costs of voting outweigh the potential benefits of voting. Therefore, proxy voting for foreign issuers will be evaluated and voted, or not voted, on a case-by-case basis.

EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING GUIDELINES

U.S. Proxy Items

Non-U.S. Proxy Items

PART I: POLICY AND PROCEDURES

Eagle Asset Management, Inc.

Eagle Boston Investment Management, Inc. (Collectively “EAM”)

POLICY AND PROCEDURES ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals, which in EAM’s view, maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect EAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

EAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). EAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

The Proxy Voting Process Public Equity Investments

To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by EAM portfolio management (the “EAM Guidelines”). The EAM Guidelines embody the positions and factors EAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact- specific nature of many corporate governance issues, the EAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the EAM Guidelines is enclosed as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. EAM portfolio management teams (each a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Implementation

EAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. The Proxy Service transmits votes for each proxy based upon the application of the EAM Guidelines to the particular proxy issues. EAM retains the responsibility for proxy voting decisions.

Clients of EAM may retain their voting rights; delegate the responsibility to EAM or to a third party of their choosing. In certain instances, EAM may still be required to transmit vote proxies for those custodians who do not have a relationship with the Proxy Service.

EAM’s Portfolio Management Teams generally cast proxy votes consistently with the EAM Guidelines. On certain proxy votes, each Portfolio Management Team may diverge from the EAM Guidelines based on new research or information but bearing in mind that the override decisions are not influenced by any conflict of interest. Because of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.

From time to time, EAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, EAM, from time to time, may determine that it is not practicable or desirable to vote proxies.

Conflicts of Interest

In instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the EAM Guidelines, EAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers, the use of the EAM Guidelines and the override review described above.

PART II: EAM PROXY VOTING GUIDELINES SUMMARY

The following is a summary of the material EAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of EAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more EAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

Proposal Type: Accept Consolidated Financial Statements and Statutory Reports Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote FOR         Global / Domestic         Always For

Proposal Type: Accept Financial Statements and Statutory Reports. Shareholder Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote AGAINST Global / Domestic         Always Against

Proposal Type: Accept Financial Statements and Statutory Reports Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote FOR         Global / Domestic         Always For

Proposal Type: Adjourn Meeting Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote FOR         Global / Domestic         Always For

Proposal Type: Adjust/Remove Exclusive Venue Provision Shareholder Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote With Mgmt         Global / Domestic         Always With Management

Proposal Type: Adopt Anti Gross-up Policy Shareholder Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always Vote With Management Global / Domestic         Always With Management

Proposal Type: Adopt Fair Price Provision Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote FOR         Global / Domestic         Always For

Proposal Type: Adopt Holy Land Principles Shareholder Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote AGAINST Global / Domestic         Always Against

Proposal Type: Adopt Majority Voting for Uncontested Election of Directors Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always Vote FOR         Global / Domestic         Always For

Proposal Type: Adopt New Articles of Association/Charter Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote FOR         Global / Domestic         Always For

Proposal Type: Adopt or Amend Board Powers/Procedures/Qualifications Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always Vote FOR         Global / Domestic         Always For

Proposal Type: Adopt or Increase Supermajority Vote Requirement for Amendments Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote AGAINST (Eagle Asset Custom)

Global / Domestic         Always Against

Proposal Type: Adopt or Increase Supermajority Vote Requirement for Mergers Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote AGAINST (Eagle Asset Custom)

Global / Domestic         Always Against

Proposal Type: Adopt or Increase Supermajority Vote Requirement for Removal of Directors Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote AGAINST (Eagle Asset Custom)

Global / Domestic         Always Against

Proposal Type: Adopt Policy on 10b5-1 Trading Plans Shareholder Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always Vote With Management Global / Domestic         Always With Management

Proposal Type: Adopt Policy on Bonus Banking Shareholder Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always Vote AGAINST         Global / Domestic         Always Against

Proposal Type: Adopt Policy on Succession Planning Shareholder Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always Vote WITH MANAGEMENT         Global / Domestic         Always With Management

Proposal Type: Adopt Retention Ratio for Executives/Directors Shareholder Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always Vote AGAINST         Global / Domestic         Always Against

Proposal Type: Adopt Sexual Orientation Anti-Bias Policy Shareholder Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote AGAINST Global / Domestic         Always Against

Proposal Type: Adopt the Jurisdiction of Incorporation as the Exclusive Forum for Certain Disputes Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote FOR         Global / Domestic         Always For

Proposal Type: Adopt Transactions Policy Shareholder Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always Vote WITH MANAGEMENT         Global / Domestic         Always With Management

Proposal Type: Adopt, Renew or Amend NOL Rights Plan (NOL Pill) Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote FOR         Global / Domestic         Always For

Proposal Type: Adopt, Renew or Amend Shareholder Rights Plan (Poison Pill) Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote FOR         Global / Domestic         Always For

Proposal Type: Adopt/Amend Dividend Reinvestment Plan Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote FOR         Global / Domestic         Always For

Proposal Type: Adopt/Implement CERES Principles Shareholder Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote AGAINST         Global / Domestic         Always Against

Proposal Type: Adult Entertaining Shareholder Proposal

Priorities    Policy Rules Name         Region Condition         Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic         Always With Management

Proposal Type: Advisory Vote on Golden Parachutes Management Proposal

Priorities        Policy Rules Name         Region Condition         Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic         Always With Management

Proposal Type: Advisory Vote on Say on Pay Frequency Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1	Vote AGAINST more than 1 year Domestic The frequency with which an advisory vote for say on proposals Is Greater than or Equal to 2 Years Against

2	Always VOTE 1 Year Global / Domestic Always 1 Year

3	Always Vote FOR Global / Domestic Always For

Proposal Type: Advisory Vote to Ratify Named Executive Officers’ Compensation Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Advisory Vote to Ratify Named Executive Officers’ Compensation Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote AGAINST         Global / Domestic         Always Against

Proposal Type: Allow Board to Appoint Additional Directors Between Annual Meetings Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Allow Board to Use All Outstanding Capital Authorizations in the Event of a Public Tender Offer or S Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Allow Electronic Distribution of Company Communications Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Amend Articles Board-Related Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Amend Articles Board-Related Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote FOR         Global / Domestic         Always For

Proposal Type: Amend Articles/Bylaws/Charter - Call Special Meetings Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic         Always Against

Proposal Type: Amend Articles/Bylaws/Charter - Filling Vacancies Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote With Management Global / Domestic         Always With Management

Proposal Type: Amend Articles/Bylaws/Charter — Non-Routine Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote AGAINST         Global / Domestic         Always Against

Proposal Type: Amend Articles/Bylaws/Charter — Non-Routine Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Amend Articles/Bylaws/Charter — Organization-Related Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Amend Articles/Bylaws/Charter — Routine Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Amend Articles/Bylaws/Charter — Routine Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Amend Articles/Bylaws/Charter to Remove Antitakeover Provision(s) Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote         FOR Global / Domestic         Always For

Proposal Type: Amend Articles/Bylaws/Charter to Remove Antitakeover Provisions Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote         FOR Global / Domestic         Always For

Proposal Type: Amend Articles/Charter Compensation-Related Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote        FOR Global / Domestic         Always For

Proposal Type: Amend Articles/Charter Equity-Related Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic         Always Against

Proposal Type: Amend Articles/Charter Equity-Related Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Amend Articles/Charter Governance-Related Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Amend Articles/Charter to Reflect Changes in Capital Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Amend Corporate Purpose Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Amend Director/Officer Indemnification/Liability Provisions Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote With Management         Global / Domestic        Always With Management

Proposal Type: Amend Executive Share Option Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote         FOR Global / Domestic         Always For

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Amend Non-Employee Director Omnibus Stock Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote         FOR Global / Domestic         Always For

Proposal Type: Amend Non-Employee Director Restricted Stock Plan Management Proposal

Proposal Type: Amend Non-Employee Director Stock Option Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1    Always vote FOR         Global / Domestic        Always For

Proposal Type: Amend Non-Qualified Employee Stock Purchase Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Amend Omnibus Stock Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Amend Qualified Employee Stock Purchase Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Amend Restricted Stock Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Amend Right to Call Special Meeting Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Amend Terms of Outstanding Options Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT Global / Domestic         Always With Management

Proposal Type: Amend Vote Requirements to Amend Articles/Bylaws/Charter Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT Global / Domestic         Always With Management

Proposal Type: Amend Votes Per Share of Existing Stock Management Proposal

Priorities         Policy Rules Name         Region Condition         Vote Instruction

1         Always vote FOR         Global / Domestic         Always For

Proposal Type: Animal Slaughter Methods Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Animal Testing Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic         Always Against

Proposal Type: Animal Welfare Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic         Always Against

Proposal Type: Anti-Discrimination Miscellaneous Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic         Always Against

Proposal Type: Anti-Social Proposal Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management         Global / Domestic        Always With Management

Proposal Type: Appoint Alternate Internal Statutory Auditor(s) [and Approve Auditor’s/Auditors’ Remuneration] Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Appoint Alternate Internal Statutory Auditor(s) [and Approve Auditor’s/Auditors’ Remuneration] Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Appoint Appraiser/Special Auditor/Liquidator

Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote FOR         Global / Domestic         Always For

Proposal Type: Appoint Auditors and Deputy Auditors Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote FOR         Global / Domestic         Always For

Proposal Type: Appoint Censor(s) Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Appoint Internal Statutory Auditor(s) [and Approve Auditor’s/Auditors’ Remuneration] Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote FOR         Global / Domestic         Always For

Proposal Type: Appoint Internal Statutory Auditors (Bundled) [and Approve Auditors’ Remuneration] Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote FOR         Global / Domestic         Always For

Proposal Type: Approve Accounting Treatment of Merger, Absorption, or Similar Transaction Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Approve Acquisition OR Issue Shares in Connection with Acquisition Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Affiliation Agreements with Subsidiaries Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve Allocation of Income and Dividends Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Allocation of Income/Distribution Policy Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic         Always Against

Proposal Type: Approve Annual Bonus Payment for Directors and Statutory Auditors Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Audited Annual Report for the Fund Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Auditors and Authorize Board to Fix Their Remuneration Auditors Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote FOR         Global / Domestic         Always For

Proposal Type: Approve Cancellation of Capital Authorization Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Capital Raising Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Change in Investment Objective Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve Change of Fundamental Investment Policy Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic        Always With Management

Proposal Type: Approve Change-of-Control Clause Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve Company’s Membership in an Association/Organizaton Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve Control Share Acquisition Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Approve Conversion to Series of Delaware Business Trust Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Decrease in Size of Board Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote FOR         Global / Domestic         Always For

Proposal Type: Approve Delisting of Shares from Stock Exchange Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Director/Officer Liability and Indemnification Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Discharge of Auditors Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Discharge of Board and President Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Approve Discharge of Directors and Auditors Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Discharge of Management and Supervisory Board

Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Approve Discharge of Management Board Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1    Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Discharge of Supervisory Board Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Dispute Settlement with (Former) Director(s)/(Internal) Auditors Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve Distribution Agreement Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Dividends Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Equity Plan Financing Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve Exchange of Debt for Equity Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Approve Executive Appointment Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Approve Executive Appointment Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic         Always Against

Proposal Type: Approve Executive Share Option Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Financial Statements, Allocation of Income, and Discharge Directors Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Formation of Holding Company Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve Increase in Aggregate Compensation Ceiling for Directors and Statutory Auditors Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Approve Increase in Aggregate Compensation Ceiling for Directors Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Increase in Size of Board Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote FOR         Global / Domestic         Always For

Proposal Type: Approve Investment Advisory Agreement Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Approve Investment and Financing Policy Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Approve Issuance of Equity or Equity-Linked Securities with or without Preemptive Rights Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Issuance of Securities Convertible into Debt Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Approve Issuance of Shares for a Private Placement Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Issuance of Warrants/Convertible Debentures Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Joint Venture Agreement Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve Listing of Shares on a Secondary Exchange Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve Merger Agreement Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR (Eagle Asset Custom) Global         Always For

Proposal Type: Approve Merger by Absorption Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR (Eagle Asset Custom) Global        Always For

Proposal Type: Approve Merger of Funds Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR (Eagle Asset Custom) Global Always For

Proposal Type: Approve Minutes of Previous Meeting Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve Multi-Manager Structure Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic        Always With Management

Proposal Type: Approve Non-Employee Director Omnibus Stock Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Non-Employee Director Restricted Stock Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote For         Global / Domestic         Always For

Proposal Type: Approve Non-Employee Director Stock Option Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Non-Qualified Employee Stock Purchase Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Omnibus Stock Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve or Amend Severance Agreements/Change-in-Control Agreements Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve Outside Director Stock Awards/Options in Lieu of Cash Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Plan of Liquidation Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT Global / Domestic         Always With Management

Proposal Type: Approve Pledging of Assets for Debt Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote With Management Global / Domestic         Always With Management

Proposal Type: Approve Political Donations Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote AGAINST (Eagle Asset Custom) Global / Domestic         Always Against

Proposal Type: Approve Public Offering of Shares in Subsidiary Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Publication of Information in English Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Qualified Employee Stock Purchase Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1	Vote AGAINST if purchase price is less than 85% of market value Domestic Exercise Price as percentage of Fair Market Value Is Less than 85 Percent Against

2	Vote AGAINST if more than 10% of outstanding shares Domestic Potential Voting Power Dilution Percentage Is Greater than 10 Percent Against

3	Vote FOR if all other rules pass Global / Domestic Always For

Proposal Type: Approve Recapitalization Plan for all Stock to Have One-vote Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve Recapitalization Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT Global / Domestic         Always With Management

Proposal Type: Approve Reduction in Share Capital Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT Global / Domestic         Always With Management

Proposal Type: Approve Remuneration of Directors and Auditors Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote FOR         Global / Domestic         Always For

Proposal Type: Approve Remuneration of Directors and/or Committee Members Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Remuneration of Executive Directors and/or Non-Executive Directors Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Remuneration of Members of Audit Commission Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT Global / Domestic         Always With Management

Proposal Type: Approve Remuneration Policy Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH Management Global / Domestic         Always With Management

Proposal Type: Approve Reorganization/Restructuring Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT Global / Domestic         Always With Management

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic         Always Against

Proposal Type: Approve Restricted Stock Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Retirement Bonuses for Directors Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve Reverse Stock Split Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Sale of Company Assets Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Approve Scheme of Arrangement Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Approve Share Plan Grant Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Approve Shares Issued for a Private Placement to a Director or Executive Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Approve SPAC Transaction Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Approve Special Auditors’ Report Regarding Related-Party Transactions Management Proposal

Priorities        Policy Rules Name Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic         Always With Management

Proposal Type: Approve Special/Interim Dividends Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Spin-Off Agreement Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management     Global / Domestic        Always With Management

Proposal Type: Approve Statutory Appointments Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Stock Option Plan for Directors and Statutory Auditors Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Stock Option Plan Grants Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Stock Split Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Stock/Cash Award to Executive Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Transaction with a Related Party Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve Treatment of Net Loss Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1    Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve/Amend All Employee Share Schemes Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic         Always With Management

Proposal Type: Approve/Amend Bundled Remuneration Plans Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic         Always With Management

Proposal Type: Approve/Amend Conversion of Securities Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve/Amend Deferred Share Bonus Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve/Amend Employee Share Ownership Trust Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Approve/Amend Employment Agreements Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management         Global / Domestic        Always With Management

Proposal Type: Approve/Amend Executive Incentive Bonus Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve/Amend Investment in Project Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management         Global / Domestic        Always With Management

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic         Always With Management

Proposal Type: Approve/Amend Loan Guarantee to Subsidiary Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Approve/Amend Loan Guarantee to Subsidiary

Global / Domestic         Always With Management

Proposal Type: Approve/Amend Regulations on Board of Directors Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve/Amend Regulations on General Meetings Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve/Amend Regulations on Management Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve/Amend Retirement Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve/Amend Stock Ownership Limitations Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve/Amend Stock-for-Salary/Bonus Plan Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Approve/Amend Subadvisory Agreement Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Approve/Amend Terms of Poison Pill Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic         Always With Management

Proposal Type: Auditor Rotation Shareholder Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Authorize a New Class of Common Stock Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic         Always With Management

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote With Management         Global / Domestic        Always With Management

Proposal Type: Authorize Board to Fill Vacancies Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always Vote With Management         Global / Domestic        Always With Management

Proposal Type: Authorize Board to Fix Remuneration of External Auditor(s) Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Authorize Board to Fix Remuneration of Internal Statutory Auditor(s) Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Authorize Board to Increase Capital in the Event of Demand Exceeding Amounts Submitted to Shareholder Vote Above Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Authorize Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Authorize Board to Ratify and Execute Approved Resolutions Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management        Global / Domestic        Always With Management

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1    Always vote FOR         Global / Domestic        Always For

Proposal Type: Authorize Capital Increase for Future Share Exchange Offers Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Authorize Company Subsidiary to Purchase Shares in Parent Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Authorize Directed Share Repurchase Program Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Authorize Filing of Required Documents/Other Formalities Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic        Always With Management

Proposal Type: Authorize Issuance of Bonds/Debentures Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic        Always With Management

Proposal Type: Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Authorize Issuance of Warrants/Bonds with Warrants Attached/Convertible Bonds with Preemptive Rights Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic        Always With Management

Proposal Type: Authorize Issuance of Warrants/Bonds with Warrants Attached/Convertible Bonds without Preemptive Rights Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Authorize New Class of Preferred Stock Management Proposal

Priorities         Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Authorize Reissuance of Repurchased Shares Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Vote FOR        Global / Domestic        Always For

Proposal Type: Authorize Share Repurchase Program and Cancellation of Repurchased Shares Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Authorize Share Repurchase Program and Reissuance of Repurchased Shares Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Authorize the Company to Call EGM with Two Weeks Notice Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic        Always With Management

Proposal Type: Avoid Support of Abortion-Related Activities Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Board Diversity Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Bundled Say on Pay/Golden Parachute Advisory Vote Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic         Always With Management

Proposal Type: Burma - Related Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT Global / Domestic         Always With Management

Proposal Type: Change Company Name Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Change Fiscal Year End Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Change Jurisdiction of Incorporation [ ] Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Change Location of Registered Office/Headquarters Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Change Range for Size of the Board Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote FOR        Global / Domestic        Always For

Proposal Type: Change Size of Board of Directors Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Charitable Contributions Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Classify Board and Elect Directors Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote FOR        Global / Domestic         Always For

Proposal Type: Classify the Board of Directors Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST Global / Domestic        Always Against

Proposal Type: Claw-back Statements under Restatements Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST         Global / Domestic        Always Against

Proposal Type: Climate Change Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Community - Environment Impact Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1            Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Company Specific—Equity Related Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Company Specific - Board-Related Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Company-Specific—Miscellaneous Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1            Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Company-Specific - Shareholder Miscellaneous Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Company-Specific Board-Related Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST Global / Domestic        Always Against

Proposal Type: Company-Specific Compensation-Related Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Company-Specific - Compensation-Related Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        Always Against

Proposal Type: Company-Specific—Governance-Related Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Company-Specific - Organization-Related Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Consent to Amended Bond Indenture Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic        Always With Management

Proposal Type: Convert Closed-End Fund to Open-End Fund Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Death Benefits / Golden Coffins Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Declassify the Board of Directors Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote FOR        Global / Domestic        Always For

Proposal Type: Declassify the Board of Directors Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote FOR        Global / Domestic        Always For

Proposal Type: Designate Inspector or Shareholder Representative(s) of Minutes of Meeting and/or Vote Tabulation Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Designate X as Independent Proxy Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic        Always With Management

Proposal Type: Disclose Information on Compensation Consultant Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT Global / Domestic         Always With Management

Proposal Type: Disclose Prior Government Service Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Discuss/Approve Company’s Corporate Governance Structure/Statement Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic        Always With Management

Proposal Type: Dismiss/Remove Directors (Contentious) Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR         Global / Domestic        Always For

Proposal Type: Elect a Shareholder-Nominee to the Board Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Elect a Shareholder-Nominee to the Supervisory Board Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Elect Alternate/Deputy Directors Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Vote AGAINST if Attendance Less than 75%        Domestic        Director DID NOT attend at least 75% of meetings last year         Against

2        Vote AGAINST if Majority of Board Not Independent        Domestic        Majority of Board is NOT Independent        Against

3        Vote FOR if all other rules pass Global / Domestic        Always For

Proposal Type: Elect Board Chairman/Vice-Chairman Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote With Management Global / Domestic        Always With Management

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Vote AGAINST if Attendance Less than 75%        Domestic        Director DID NOT attend at least 75% of meetings last year        Against

2        Vote AGAINST if Majority of Board Not Independent        Domestic        Majority of Board is NOT Independent        Against

3        Vote FOR if all other rules pass Global / Domestic        Always For

Proposal Type: Elect Board Representative for Holders of Savings Shares and Fix His/Her Remuneration Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Vote AGAINST if Attendance Less than 75%        Domestic        Director DID NOT attend at least 75% of meetings last year         Against

2        Vote WITH MANAGEMENT if all other rules pass        Global / Domestic        Always With Management

Proposal Type: Elect Chairman of Meeting Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Elect Director (Cumulative Voting or More Nominees Than Board Seats) Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Vote AGAINST if Attendance Less than 75%        Domestic        Director DID NOT attend at least 75% of meetings last year        Against

2        Vote AGAINST if Majority of Board Not Independent        Domestic        Majority of Board is NOT Independent        Against

3        Vote FOR if all other rules pass Global / Domestic        Always For

Proposal Type: Elect Director (Cumulative Voting or More Nominees Than Board Seats) Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT Global / Domestic        Always With Management

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Elect Director Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Vote AGAINST if did not attend more than 75% Meetings        Domestic        Director DID NOT attend at least 75% of meetings last year        Against

2        Vote AGAINST if majority of board is not independent         Domestic        Majority of Board is NOT Independent        Against

3        Vote WITHHOLD if did not attend more than 75% Meetings        Domestic Director DID NOT attend at least 75% of meetings last year Withhold

4        Vote WITHHOLD if majority of board is not indpendent Domestic         Majority of Board is NOT Independent        Withhold

5        Vote FOR if all other rules pass Global / Domestic        Always For

Proposal Type: Elect Directors (Bundled Management Slate) Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Vote AGAINST if Attendance Less than 75%        Domestic        Director DID NOT attend at least 75% of meetings last year        Against

2        Vote AGAINST if Majority of Board Not Independent        Domestic        Majority of Board is NOT Independent        Against

3        Vote FOR if all other rules pass Global / Domestic        Always For

Proposal Type: Elect Directors (Bundled Opposition Slate) Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1            Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Elect Directors (Bundled) Management Proposal

Priorities            Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic        Always With Management

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Vote AGAINST if Attendance Less than 75%        Domestic        Director attended at least 75% of meetings last year        Against

2        Vote AGAINST if Majority of Board Not Independent Domestic        Majority of Board is NOT Independent        Against

3        Vote FOR if all other rules pass Global / Domestic        Always For

Proposal Type: Elect Directors (Opposition Slate) Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT Global / Domestic        Always With Management

Proposal Type: Elect Members and Deputy Members of Corporate Assembly and/or Committee of Representatives Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Vote AGAINST if Attendance Less than 75%        Domestic        Director DID NOT attend at least 75% of meetings last year        Against

2        Vote FOR if all other rules pass Global / Domestic        Always For

Proposal Type: Elect Members of Audit Committee Management Proposal

Priorities        Policy Rules Name         Region Condition        Vote Instruction

1        Always vote FOR (Eagle Asset Custom) Global / Domestic        Always For

Proposal Type: Elect Members of Nominating Committee Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Elect Members of Remuneration Committee Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Priorities            Policy Rules Name        Region Condition        Vote Instruction

1        Vote AGAINST if Attendance Less than 75%        Domestic        Director DID NOT attend at least 75% of meetings last year        Against

Priorities            Policy Rules Name        Region Condition        Vote Instruction

2        Vote WITH MANAGEMENT if all other rules pass        Global / Domestic        Always With Management

Proposal Type: Elect Subsidiary Director Management Proposal

Priorities        Policy Rules Name    Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Elect Supervisory Board Member Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Elect Supervisory Board Members (Bundled) Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Elect Supervisory Board Members (Bundled) Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Vote AGAINST if Attendance Less than 75%        Domestic        Director DID NOT attend at least 75% of meetings last year        Against

2        Vote FOR if all other rules pass Global / Domestic        Always For

Proposal Type: Eliminate Class of Common Stock Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Eliminate Cumulative Voting Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote FOR        Global / Domestic        Always For

Proposal Type: Eliminate Cumulative Voting Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote FOR        Global / Domestic        Always For

Proposal Type: Eliminate Discretionary Voting of Unmarked Proxies Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Eliminate or Restrict Severance Agreements (Change-in-Control) Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        Always Against

Proposal Type: Eliminate or Restrict Shareholder Rights Plan (Poison Pill) Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Eliminate Preemptive Rights Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Eliminate/Restrict Right to Act by Written Consent Management Proposal

Priorities            Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST (Eagle Asset Custom) Global / Domestic         Always Against

Proposal Type: Eliminate/Restrict Right to Call a Special Meeting Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Employ Financial Advisor to Explore Alternatives to Maximize Value Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Employment Contract Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        Always Against

Proposal Type: End Production of Tobacco Products Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Energy Efficiency Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST        Global / Domestic        Always Against

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Establish a Nominating Committee Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Establish Director Stock Ownership Requirement Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        Always Against

Proposal Type: Establish Mandatory Retirement Age for Directors Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Establish Other Board Committee Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        Always Against

Proposal Type: Establish Range for Board Size Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote FOR        Global / Domestic        Always For

Proposal Type: Establish SERP Policy Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST        Global / Domestic        Always Against

Proposal Type: Establish Term Limits for Directors Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote FOR        Global / Domestic        Always For

Proposal Type: Establish/Alter Mandatory Retirement Policy for Directors Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1    Always Vote FOR        Global / Domestic        Always For

Proposal Type: Facility Safety Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Fix Board Terms for Directors Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote With Management Global / Domestic        Always With Management

Proposal Type: Fix Number of and Elect Directors Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Fix Number of Directors and/or Auditors Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote FOR        Global / Domestic        Always For

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        AlwaysAgainst

Proposal Type: Genetically Modified Organisms (GMO) Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        AlwaysAgainst

Proposal Type: GHG Emissions Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Glass Ceiling Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Going Dark Transaction Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management        Global / Domestic        Always With Management

Proposal Type: Grant Authority to Board to Implement Antitakeover Measures During a Takeover Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic        Always With Management

Proposal Type: Grant Equity Award to Third Party Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT Global / Domestic        Always With Management

Proposal Type: Improve Human Rights Standards or Policies Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Increase Authorized Common Stock and Authorize New Class of Common Stock Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Increase Authorized Common Stock and Authorize New Class of Preferred Stock Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Increase Authorized Common Stock Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Increase Authorized Preferred and Common Stock Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Increase Authorized Preferred Stock Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Increase Disclosure of Executive Compensation Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        Always Against

Proposal Type: Indicate Personal Interest in Proposed Agenda Item Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management        Global / Domestic        Always With Management

Proposal Type: Initiate Share Repurchase Program Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST        Global / Domestic        Always Against

Proposal Type: Internet Censorship Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Limit Auditor from Providing Non-Audit Services Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Limit Composition of Committee(s) to Independent Directors Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        Always Against

Proposal Type: Limit/Prohibit Accelerated Vesting of Awards Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        Always Against

Proposal Type: Limit/Prohibit Executive Stock-Based Awards Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        Always Against

Proposal Type: Link Executive Pay to Social Criteria Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        Always Against

Proposal Type: Liquidate Company Assets and Distribute Proceeds Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: MacBride Principles Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Miscellaneous — Equity Related Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT         Global / Domestic        Always With Management

Proposal Type: Miscellaneous Proposal: Company-Specific Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Miscellaneous Subsidiary Related - Company-Specific Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Non-Employee Director Compensation Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Operations in Hgh Risk Countries Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Operations in Protected Areas Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Opt Out of State’s Control Share Acquisition Law Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Pay for Superior Performance Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Performance-Based and/or Time-Based Equity Awards Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        Always Against

Proposal Type: Permit Board to Amend Bylaws Without Shareholder Consent Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Phase Out Nuclear Facilities Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always        Against

Proposal Type: Plant Closures and Outsourcing Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Political Activities and Action Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote With Management Global / Domestic         Always With Management

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Political Lobbying Disclosure Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Prepare Report on Health Care Reform Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Prepare Tobacco-Related Report Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Private Company Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic        Always With Management

Proposal Type: Product Toxicity and Safety Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Provide Directors May Only Be Removed for Cause Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Provide for Confidential Voting Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR (Eagle Asset Custom) Global / Domestic        Always For

Proposal Type: Provide Proxy Access Right Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1	Vote AGAINST if less than 3% of total shareholder ownership Domestic Shareholder ownership requirement Is Less than 3 Percent Against

2	Vote AGAINST if Minimum holding period is less than 3 years Domestic Holding Period Is Less than 3 Years Against

3	Vote AGAINST if Board Percentage is more than 25% Domestic Maximum percentage of board nomination Is Greater than 25 Percent Against

4	Vote FOR if all other rules pass Global / Domestic Always For

Proposal Type: Provide Right to Act by Written Consent Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Provide Right to Act by Written Consent Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR (Eagle Asset Custom) Global / Domestic        Always For

Proposal Type: Provide Right to Call Special Meeting Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1	Vote AGAINST if less than 3% of total shareholder ownership Domestic Shareholder ownership requirement Is Less than 3 Percent Against

2	Vote AGAINST if Minimum holding period is less than 3 years Domestic Holding Period Is Less than 3 Years Against

3	Vote AGAINST if Board Percentage is more than 25% Domestic Maximum percentage of board nomination Is Greater than 25 Percent Against

4	Vote FOR if all other rules pass Global / Domestic Always For

Proposal Type: Proxy Voting Disclosure Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote With Management Global / Domestic        Always With Management

Proposal Type: Put Repricing of Stock Options to Shareholder Vote Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST (Eagle Asset Custom)        Global / Domestic        Always Against

Proposal Type: Ratify Alternate Auditor Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Ratify Auditors Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1	Vote AGAINST if Audit Fees do not exceed Non Audit Fees Domestic Audit Fees Percentage Is Less than or Equal to 50 Percent Against

2	Vote FOR if all other rules pass Global / Domestic Always For

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Receive Financial Statements and Statutory Reports (Non-Voting) Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Receive/Approve Report/Announcement Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Receive/Approve Special Report Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Recycling Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Reduce Authorized Common and/or Preferred Stock Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Reduce Supermajority Vote Requirement Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Reduce Tobacco Harm to Health Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Reimburse Proxy Contest Expenses Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Reincorporate in Another State [ ] Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        Always Against

Proposal Type: Removal of Existing Board of Directors Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Remove Age Restriction for Directors Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic        Always With Management

Proposal Type: Renewable Energy Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Report on EEO Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Report on Environmental Policies Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Report on Pay Disparity Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Require a Majority Vote for the Election of Directors Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote FOR        Global / Domestic        Always For

Proposal Type: Require Advance Notice for Shareholder Proposals/Nominations Management Proposal

Priorities    Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For Proposal Type: Require Director Nominee Qualifications Shareholder Proposal

Priorities    Policy Rules Name        Region Condition        Vote Instruction

1    Always Vote AGAINST    Global / Domestic        Always Against

Priorities    Policy Rules Name        Region Condition        Vote Instruction

1    Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Require Independent Board Chairman Shareholder Proposal

Priorities    Policy Rules Name        Region Condition        Vote Instruction

1    Always Vote AGAINST    Global / Domestic        Always Against

Proposal Type: Require Majority of Independent Directors on Board Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote FOR        Global / Domestic        Always For

Proposal Type: Require More Director Nominations Than Open Seats Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Restore or Provide for Cumulative Voting Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote FOR (Eagle Asset Custom)        Global / Domestic        Always For

Proposal Type: Review Drug Pricing or Distribution Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Review Foreign Military Sales Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Review Impact of Pandemics Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Review Tobacco Marketing Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Rotate Annual Meeting Location Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Seek Sale of Company/Assets Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        Always Against

Proposal Type: Sever Links with Tobacco Industry Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Share Re-registration Consent Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote With Management Global / Domestic        Always With Management

Proposal Type: Social Proposal Shareholder Proposal

Priorities        Policy Rules Name        Region Condition                Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: Stock Retention/Holding Period Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote AGAINST        Global / Domestic        Always Against

Proposal Type: Submit SERP to Shareholder Vote Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Submit Severance Agreement (Change-in-Control) to Shareholder Vote Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote FOR (Eagle Asset Custom)        Global / Domestic        Always For

Proposal Type: Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote With Management Global / Domestic        Always With Management

Proposal Type: Sustainability Report Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote AGAINST Global / Domestic        Always Against

Proposal Type: TARP Related Compensation Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always Vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: The Undersigned Hereby Certifies that the Shares Represented by this Proxy are Owned and Controlled by a @ Citizen Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Proposal Type: Toxic Emissions Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Transact Other Business (Non-Voting) Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Waive Control Share Acquisition Provision Management Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote FOR        Global / Domestic        Always For

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

Proposal Type: Wood Procurement Shareholder Proposal

Priorities        Policy Rules Name        Region Condition        Vote Instruction

1        Always vote WITH MANAGEMENT        Global / Domestic        Always With Management

EDINBURGH PARTNERS LIMITED

PROXY VOTING POLICIES SUMMARY

PROXY VOTING

EP aims to vote all shares where possible and where we have been given discretion by our clients. In exercising any authority delegated to it by clients, EP follows the relevant applicable regulatory and legislative requirements both in the UK and other relevant jurisdictions. The guiding principles in performing this service are to make proxy voting decisions which favour proposals designed to maximise a company’s shareholder value and are free from the influence of conflicts of interest.

This policy does not apply in any instance where a client has not granted EP discretionary voting authority either because the client has retained voting discretion, granted discretion to a third party or directed EP to vote proxies in a particular manner.

Use of third parties

EP uses an independent service provider to assist it in determining EP Proxy Voting Policy and in implementing its proxy voting decisions. The provider EP uses is ISS. Specifically ISS assists EP in the proxy voting and corporate governance oversight process by developing and updating the ISS proxy voting guidelines and by providing research and analysis, recommendations regarding votes, delivery of proxy instructions and recordkeeping and reporting services. EP’s decision to retain ISS is based principally on the view that the services ISS provides, subject to EP’s oversight, will generally result in proxy voting decisions which are favourable to shareholders’ interests. EP’s portfolio managers will review the ISS recommendations and may instruct votes in a manner other than in line with those recommendations where they have good reason to believe it is in the best interests of the shareholders. In these instances full documentation is maintained of any variation from the ISS voting recommendation and reported to the relevant clients.

Conflicts of Interest

The EP Proxy Voting Policy addresses potential conflicts of interest by its adoption of and reliance on the ISS proxy voting guidelines and the day to day implementation of those guidelines by ISS. The procedures provide that, where a portfolio manager decides to instruct a vote in a manner other than in line with an ISS recommendation, the rationale behind his decision is fully documented and retained as well as being reported as an exception to the relevant client.

Recordkeeping

EP retains the following records in relation to its exercise of discretionary voting authority for its clients:

Proxy voting policies and procedures as amended from time to time ISS proxy voting recommendations

Client requests for proxy voting information; and

Documentation material to the voting decision for a client proxy or that reflects the basis for that decision.

FIAM

PROXY VOTING GUIDELINES

January 2020

General Principles

A.

Voting of shares will be conducted in a manner consistent with the best interests of clients. In other words, securities of a portfolio company will generally be voted in a manner consistent with the Guidelines and without regard to any other FIAM or Fidelity companies’ relationship, business or otherwise. In evaluating proposals, FIAM considers information from a number of sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms, and uses all this information as an input within the larger mix of information to which the Guidelines are applied.

B.

Investment Proxy Research votes proxies on behalf of FIAM’s clients. Execution of FIAM Proxy Votes is delegated to Investment Proxy Research. Like other Fidelity employees, Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of FIAM’s clients. Fidelity employees, including Investment Proxy Research employees, are instructed to avoid situations that could present even the appearance of a conflict. In the event of a conflict of interest, Fidelity employees will follow the escalation process included in Fidelity’s corporate policy on conflicts of interest.

C.

For proposals not covered by the Guidelines or that involve other special circumstances, FIAM evaluates them on a case-by-case basis with input from the appropriate analyst or portfolio manager with review by a member of senior management within Investment Proxy Research or an attorney within Fidelity’s General Counsel’s office.

D.

FIAM will vote on proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the portfolio company or to maximize long-term shareholder value. Where information is not readily available to analyze the long-term economic impact of the proposal, FIAM will generally abstain.

E.

Many FIAM accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FIAM will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

F.

In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, FIAM will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FIAM will generally not vote proxies in order to safeguard fund holdings information.

G.

Where a management-sponsored proposal is inconsistent with the Guidelines, FIAM may receive a company’s commitment to modify the proposal or its practice to conform to the Guidelines, and FIAM will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FIAM will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)

A.

Anti-Takeover Provision - includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

B.

Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D.	Sunset Provision - a condition in a charter or plan that specifies an expiration date.

E.

Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

F.	Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

G.	Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

H.	Micro-Capitalization Company - a company with market capitalization under US $300 million.

I.	Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III.	Directors

A.	Election of Directors

FIAM will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FIAM will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.	An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new

Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, FIAM will consider not withholding authority on the election of directors if all of the features outlined under the Anti-Takeover Provisions below are met when a Poison Pill is introduced, extended, or adopted.

FIAM will also consider not withholding authority on the election of directors when:

a.

FIAM determines that the Poison Pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value; or

b.

One or more of the features outlined under the Anti-Takeover Provisions below are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding those features to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FIAM will withhold authority on the election of directors.

2.

Within the last year and without shareholder approval, a company’s board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

3.	Within the last year and without shareholder approval, a company’s board of directors or compensation committee has adopted or extended a Golden Parachute.

4.	The company has not adequately addressed concerns communicated by FIAM in the process of discussing executive compensation.

5.	To gain FIAM’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6.

The director attended fewer than 75% of the aggregate number of meetings of the board and its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

7.	The board is not composed of a majority of independent directors.

B.	Contested Director Elections

FIAM believes that strong management creates long-term shareholder value and we generally support management of companies in which the funds’ assets are invested. FIAM will vote on a case-by-case basis in contested director elections, taking into account factors such as management’s track record and strategic plan for enhancing shareholder value; the long-term performance of the target company compared to its industry peers; the qualifications of the shareholder’s and management’s nominees; and other factors. Ultimately, FIAM will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long term.

C.	Indemnification

FIAM will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FIAM is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

D.	Independent Chairperson

FIAM will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FIAM will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

E.	Majority Voting in Director Elections

FIAM will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FIAM may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

F.	Proxy Access

FIAM will evaluate management and shareholder proposals to adopt proxy access on a case-by-case basis, but generally will vote in favor of proposals that include ownership thresholds of at least 3% (5%) in the case of Small-Capitalization Companies); holding periods of at least three years; establish the number of directors that eligible shareholders may nominate as 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

Compensation

A.	Executive Compensation

1.	Advisory votes on executive compensation (Say on Pay)

a.	FIAM will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account:

(i)

The actions taken by the board or compensation committee in the previous year, including whether the company repriced or exchanged outstanding stock options without shareholder approval; adopted or extended a Golden Parachute without shareholder approval; or adequately addressed concerns communicated by FIAM in the process of discussing executive compensation;

(ii)	The alignment of executive compensation and company performance relative to peers; and

(iii)

The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

b.	FIAM will generally vote against proposals to ratify Golden Parachutes.

2.	Advisory vote on frequency of Say on Pay votes

When presented with a frequency of Say on Pay vote, FIAM will generally support holding an annual advisory vote on Say on Pay.

B.	Equity Compensation Plans

FIAM will generally vote against equity compensation plans or amendments to authorize additional shares under such plans if:

1.

(a) The company’s average three year burn rate is greater than 1.5 % for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FIAM to conclude that the burn rate is acceptable.

2.

In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.	The plan includes an Evergreen Provision.

4.	The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

C.	Equity Exchanges and Repricing

FIAM will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company’s relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D.	Employee Stock Purchase Plans

FIAM will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, FIAM may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

IV.	Anti-Takeover Provisions

FIAM will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	In the case of a Poison Pill, it either:

1.	Includes the following features:

a.	A Sunset Provision of no greater than five years;

b.	Links to a business strategy that is expected to result in greater value for the shareholders;

c.	Requires shareholder approval to be reinstated upon expiration or if amended;

d.	Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the Poison Pill; and

e.	Allows Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities; or

2.

Is crafted only for the purpose of protecting a specific tax benefit and after evaluating the proposal based on its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

FIAM will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

B.

In the case of shareholder proposals regarding shareholders’ right to call special meetings, FIAM generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

C.

In the case of proposals regarding shareholders’ right to act by written consent, FIAM will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, record date requests from at least 25% of the outstanding shareholders and consents must be solicited from all shareholders.

D.

In the case of proposals regarding supermajority provisions, FIAM may vote to support such a provision when FIAM determines that it may protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

V.	Capital Structure / Incorporation

A.	Increases in Common Stock

FIAM will generally vote against a provision to increase a company’s authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

However, in the case of real estate investment trusts (REIT), FIAM will generally vote against a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares.

B.	Reverse Stock Splits

FIAM will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

C.	Multi-Class Share Structures

FIAM will generally vote in favor of proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and will generally vote against proposals to introduce or increase classes of stock with differential voting rights. However, FIAM will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

D.	Cumulative Voting Rights

FIAM will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

E.	Acquisition or Business Combination Statutes

FIAM will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

F.	Incorporation or Reincorporation in Another State or Country

FIAM will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. FIAM will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

VI.	Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

A.

If applicable, when a FIAM account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FIAM will vote in the same proportion as all other voting shareholders of the underlying fund (“echo voting”). FIAM may choose not to vote if “echo voting” is not operationally practical.

B.

Certain FIAM accounts may invest in shares of underlying Fidelity Funds that do not have public shareholders. For Fidelity Funds without public shareholders that are managed by Fidelity or an affiliate. FIAM will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees.

VII.	Other

A.	Voting Process

FIAM will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Environmental and Social Issues

FIAM generally will vote in a manner consistent with management’s recommendation on shareholder proposals concerning environmental or social issues, as it generally believes that management and the board are in the best position to determine how to address these matters. In certain cases, however, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company.

For example, FIAM may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. FIAM also may support proposals on issues such as equal employment, and board and workforce diversity.

JENNISON ASSOCIATES LLC

PROXY VOTING POLICY AND PROCEDURES

I.	Policy

Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.

In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.

Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.

Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.

II.	Procedures

Proxy Voting Guidelines

Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.

The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.

If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.

The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.

Client-Specific Voting Mandates

Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.

The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.

Use of a Third Party Voting Service

Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.

Identifying and Addressing Potential Material Conflicts of Interest

There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:

•	Jennison managing the pension plan of the issuer.

•	Jennison or its affiliates have a material business relationship with the issuer.

•	Jennison investment professionals who are related to a person who is senior management or a director at a public company.

•	Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.

If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.

When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form.

The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.

If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.

Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.

Quantitatively Derived Holdings and the Jennison Managed Accounts

In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.

International Holdings

Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.

In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.

Securities Lending

Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.

Disclosure to Advisory Clients

Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.

Compliance Reporting for Investment Companies

Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.

III.	Internal Controls

Supervisory	Review

The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.

The Proxy Voting Committee

The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:

•	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.

•	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.

•	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.

•	Review all Guideline overrides.

•	Review quarterly voting metrics and analysis published by the Proxy Team.

•	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.

Equity Trade Management Oversight Committee (“ETMOC”)

The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Trading and the Head of Large Cap Growth.

IV.	Escalating Concerns

Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer.

Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.

V.	Discipline and Sanctions

All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

GLOBAL PROXY VOTING PROCEDURES

I.	JPMorgan Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one

[1]

The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

For certain commingled funds that are index replication portfolios, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds. Additionally, where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service’s recommendation if JPMAM’s guidelines require case by case determination. For separate accounts utilizing the Global Bank Opportunities strategy, JPMAM will delegate its proxy voting to the Independent Voting Service.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines, provided, however, that JPMAM investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action: removing certain JPMAM personnel from the proxy voting process; “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•

a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

J.P. Morgan Asset Management (Singapore) Limited

JF International Management Inc.

J.P. Morgan Private Investments, Inc.

Bear Stearns Asset Management

II.	Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

A.	North America

1.	Board of Directors

A.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will     be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2)

adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)

are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4)

ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

6)	are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.

7)	are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.

8)

are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)

are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)

are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11)	demonstrated history of poor performance or inadequate risk oversight.

12)	and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.

13)

chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.

14)	for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.

B.	CEO Votes

Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

C.	Proxy Access

Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.

We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.

2.	Proxy Contests

A.	Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

B.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

•	Majority of board composed of independent directors,

•	Nominating committee composed solely of independent directors,

•	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

•	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

•	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

•	Absence of superior voting rights for one or more classes of stock,

•	Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and

•	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

B.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

•	Annually elected board,

•	Majority of board composed of independent directors,

•	Nominating committee composed solely of independent directors,

•	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

•	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

•	Absence of superior voting rights for one or more classes of stock,

•	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

•	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

D.	Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

A.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B.	Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

C.	Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

D.	Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

E.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

A.	Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

B.	Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

C.	Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

D.	Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

E.	Hedging / Pledging of Securities

We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

F.	Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

G.	Board Composition

We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and ethnic diversity. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.

H.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

I.	Board Size

Vote for proposals to limit the size of the board to 15 members.

J.	Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

A.	Independent Nominating Committee

Vote for the creation of an independent nominating committee.

B.	Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

C.	Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

D.	Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

E.	Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

F.	Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

G.	Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board.

Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H.	Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

I.	Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

J.	Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

K.	Exclusive Venue

Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8.	Capital Structure

A.	Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

B.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

C.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D.	Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

E.	Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

G.	Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.	Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

A.	Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.

Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

B.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

C.	Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

D.	Say on Pay – Advisory Vote

Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.

In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.

Say on Pay - Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

E.	Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

F.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

G.	Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

H.	Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

I.	Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.

J.	Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

K.	Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

L.	Recoup Bonuses

1.

Vote FORon shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

2.

Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.

M.	Two Tiered Compensation

Vote against proposals to adopt a two tiered compensation structure for board directors.

10.	Incorporation

A.	Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

B.	Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

C.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

B.	Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

C.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

D.	Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E.	Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F.	Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

H.	Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following— Issuer Considerations

•	Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

•	capital deployment of the company

•	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

•	corporate behavior of the company, including whether senior management is incentivized for long-term returns

•	demonstrated capabilities of the company, its strategic planning process, and past performance

•	current level of disclosure of the company and consistency of disclosure across its industry

•	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

•

would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

•

does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

•	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

A.	Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

B.	International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

C.	Promote Human Rights

Vote case-by-case on proposals to promote human rights.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

D.	Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

E.	Animal Rights

Vote case-by-case on proposals that deal with animal rights.

F.	Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

G.	Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

H.	Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

I.	High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

J.	Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

B.	Europe, Middle East, Africa, Central America and South America

I.	POLICY

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council (FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

Responsibility for the formulation of voting policy in each region rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies and to provide a focal point for corporate governance issues. Each Committee is composed of senior analysts, portfolio managers, governance professionals, and can call upon members of legal and compliance, or other specialists, as appropriate. Committees meet at least quarterly, or more frequently as circumstances dictate. Each regional Committee reports, in turn, to a Global Proxy Committee, chaired by the Global Head of Equity, which has overall responsibility for our approach to governance issues worldwide, and for ensuring that regional policies comply with the firm’s global governance principles.

Stewardship and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, corporate governance specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. JPMAM was a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.

Conflicts of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third-party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.

J.P. Morgan Asset Management

London Proxy Committee

January 2020

II. VOTING GUIDELINES

1.	REPORTS & ACCOUNTS

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.
We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.

Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term.

see Compensation

2.	DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.	BOARD OF DIRECTORS

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.

Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other non-executive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the Hampton-Alexander Review. We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate. We also expect companies to consider diversity in its widest sense, both at board level and throughout the business.

Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce.

See Remuneration Report

Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships

Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.

SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4.	COMPENSATION

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.

Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment. Increasingly, we expect directors to maintain a meaningful shareholding in the company for at least one year following their departure. Unvested stock from in-flight incentive plan cycles may count towards this shareholding requirement.

Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

Non-Executive Director’s Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.

For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions

JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as receiving a higher contribution, or continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

5.	AUDITORS

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every ten years.

Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.

see Audit Committee

6.	ISSUE OF CAPITAL

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.

JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

7.	MERGERS / ACQUISITIONS

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8.	RELATED-PARTY TRANSACTIONS

Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

9.	VOTING RIGHTS

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.

Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

10.	OTHERS

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

AOB

We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social / Environmental Issues

Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. We expect major listed companies in particular to have established a Corporate Social Responsibility (CSR) Committee or similar body with responsibility for these issues. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible. We expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best long-term interests of our clients.

We will generally support constructive resolutions, intended to bring about positive improvement at portfolio companies, or to enhance CSR disclosure. We encourage reporting that is material, informative and does not place the company at a competitive disadvantage. Disclosure should provide meaningful information that enables shareholders to evaluate the impact of the company’s environmental, social and governance (ESG) policies and practices. Companies should be good corporate citizens while enhancing long-term shareholder and stakeholder value.

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not support the use of shareholder funds for political donations.

J.P. Morgan Asset Management

London Proxy Committee

January 2020

The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.

Our Statement of Compliance with the UK Stewardship Code can be viewed here:

https://am.jpmorgan.com/uk/institutional/frc-stewardship-code

Or follow the link to the FRC website:

https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Stewardship-Code/UK-Stewardship-Code-statements.aspx

Version 22.00

Published January 2020

For Investment Professional use only – not for retail use or distribution

This document has been produced for information purposes only and as such the views contained herein are not to be taken as an advice or recommendation to buy or sell any investment or interest thereto. Reliance upon information in this material is at the sole discretion of the reader. Any research in this document has been obtained and may have been acted upon by J.P. Morgan Asset Management for its own purpose. The results of such research are being made available as additional information and do not necessarily reflect the views of J.P.Morgan Asset Management. Any forecasts, figures, opinions, statements of financial market trends or investment techniques and strategies expressed are unless otherwise stated, J.P. Morgan Asset Management’s own at the date of this document. They are considered to be reliable at the time of writing, may not necessarily be all-inclusive and are not guaranteed as to accuracy. They may be subject to change without reference or notification to you. Both past performance and yield may not be a reliable guide to future performance and you should be aware that the value of securities and any income arising from them may fluctuate in accordance with market conditions. There is no guarantee that any forecast made will come to pass.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co and its affiliates worldwide. You should note that if you contact J.P. Morgan Asset Management by telephone those lines may be recorded and monitored for legal, security and training purposes. You should also take note that information and data from communications with you will be collected, stored and processed by J.P. Morgan Asset Management in accordance with the EMEA Privacy Policy which can be accessed through the following website http://www.jpmorgan.com/pages/privacy.

Issued in Continental Europe by JPMorgan Asset Management (Europe) Société à responsabilité limitée, European Bank & Business Centre, 6 route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, R.C.S. Luxembourg B27900, corporate capital EUR 10.000.000.

Issued in the UK by JPMorgan Asset Management (UK) Limited which is authorised and regulated by the Financial Conduct Authority. Registered in England No. 01161446. Registered address: 25 Bank St, Canary Wharf, London E14 5JP, United Kingdom.

C.	Asia ex Japan

I.    Corporate Governance Principles

J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk-adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.

We have set out herein the main principles which underpin our corporate governance policies and proxy voting activities. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:

Board and Director Responsibilities

Companies should be headed by a strong and effective board to drive the long term success of the company. It should contain an appropriate combination of executive and non-executive directors, able to make decisions on behalf of all shareholders, separate from the individual interests of management or controlling shareholders. The board should set strategic objectives, oversee operational performance and establish the company’s long term values and standards. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of the company and its shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.

Shareholder Rights

Shareholders should have the opportunity to participate in, and vote at, general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.

Equitable Treatment

All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and / or abusive actions by controlling shareholders.

Stakeholders’ Rights

Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.

Disclosure and Transparency

Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.

Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support, as long as it meets the standards set out in this document. We are members of the Council of Institutional Investors (CII), the International Corporate Governance Network (ICGN), and the Asian Corporate Governance Association (ACGA). As such, we take guidance from these groups as appropriate when executing our stewardship responsibilities. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.

II.    Policy and Procedures

Proxy Committee

The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to review JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior personnel from our Investment and Corporate Actions teams, supported by specialists from legal, compliance and other relevant groups. The Committee meets quarterly and reports into the IM Asia Risk and Controls Committee, as well as the firm’s Global Proxy Committee. The Global Proxy Committee, chaired by the Global Head of Equity, has overall responsibility for our approach to governance issues worldwide, and for ensuring that all regional policies comply with the firm’s global governance principles.

Proxy Voting

Where authorized to do so, JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset. We vote proxies of shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients. Voting is investor-led and is decided on a case by case basis. So far as is practicable, we vote at all meetings called by companies, in which we are invested.

To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our research insights. Records of our voting activities are maintained by our Corporate Actions group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.

Certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to exercise our voting responsibilities on clients’ behalf.

We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into higher shareholder returns.

Stewardship and Engagement

As long term owners, active monitoring of company performance and corporate strategy is an essential component of our stewardship. To discharge these responsibilities, we seek to engage actively with the companies in which we invest, to keep abreast of strategic and operating developments and to ensure that our clients’ interests are represented and protected. Where appropriate, our governance specialists may convene meetings with company representatives at the boardroom level to debate issues of particular concern. Details of our stewardship policies and selected engagement activities are available for download from our website.

Sustainability

JPMAM believes that, in addition to their legal obligations, companies should act in a socially responsible manner. Non-financial environmental and social issues have the potential to seriously impair the economic value of our investments, as well as create significant reputational damage. We expect the companies, in which we invest, to behave in an ethical and responsible manner, observing their wider obligations to the communities in which they operate, and to the environment. Companies will only thrive in the long term if they put sustainability at the heart of their governance processes. Details of our approach to Environmental and Social issues are contained in the Appendix to this document.

Conflicts of interest

JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. Procedures are in place to make sure these conflicts can be identified, managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services at that company, or where JPMC connected personnel may sit on this or related company boards.

In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.

Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Corporate Actions group and is available to clients upon request.

III.    Policy Voting Guidelines

1.	Report and Accounts

Annual Report

Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering inter alia, corporate strategy, operating activities, financial conditions and risk management should accurately detail the company’s position, performance and prospects.

The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non- compliance.

Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.

Remuneration Report

Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long term growth of the company; ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and a shareholder vote on this is not yet standard in Asia.

At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. In the event that remuneration awards fall outside our guidelines, we will endeavor to seek an explanation from the company, and may vote against remuneration reports or members of the Remuneration Committee, if satisfactory explanations are not forthcoming.

Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time and not be continually updated and amended. Statutory requirements notwithstanding, we would only expect votes on remuneration policies to occur every three years, and will seek explanations where companies feel the need to propose changes more frequently.

Shareholders should expect clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.

For more on remuneration policy issues, please view the Remuneration section below.

2.	Dividends

Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long term prospects and solvency.

3.	Board and Directors

Board Oversight Responsibilities

Companies should be controlled by a strong and effective board, which is accountable to shareholders for the long term success of the entity. The board should comprise competent individuals with the necessary skills, background and experience to provide objective oversight of management. JPMAM is generally in favor of unitary boards, as opposed to tiered board structures, but we note that arrangements vary according to jurisdictions and legal traditions. In general we find that unitary boards are the most effective governance structure, since with tiered boards, there is a risk that upper tier supervisory directors can become remote from the specifics of the business, while lower tier directors can lack contact with outsiders of relevant and broad experience. But irrespective of the structure, no director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

JPMAM believes that one of the key functions of a board is to set a company’s values and standards, and establish a culture that is geared to the long term success of the enterprise. A healthy culture serves as unifying force for the organization, and helps align the stated purpose and core values of the entity with the strategy and business model pursued. Conversely, a dysfunctional culture has the potential to undermine a business and create significant risk for shareholders.

The board should be responsible for defining the values and behaviors that will help the company excel and for ensuring that there is alignment between its purpose, core values, strategic direction and operating activities. The standards of behavior set by the board should resonate across the entire organization. We believe that there are strong links between high standards of governance, a healthy corporate culture, and superior shareholder returns.

Board Independence

JPMAM believes that a strong independent board is essential to the effective running of a company. The number of the independent directors on a board should be sufficient so that their views carry weight in the board’s decision-making processes. Independent directors should be willing and able to challenge the views of the CEO and other directors to ensure that alternative viewpoints are heard. The required number of independent directors on a board are often set by governance codes, but notwithstanding this, we would prefer that the majority of members should be independent to encourage the broadest representation of views.

At a minimum, we would expect that independent directors should make up at least one third of all company boards. We will seek for greater independent representation than this where:

•	The Chairman and CEO role is combined, or

•	The Chairman and CEO are family members, or

•	The Chairman is not independent.

Where we believe there to be an insufficient number of independent directors on a board, we will vote against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.

In order to help assess their individual contributions to the company, the time spent on company business by each non-executive director should be disclosed to shareholders, as well as their attendance records at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.

Chairman

Boards should be headed by an effective Chairman, who, ideally, is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should, preferably, be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.

In instances where a company does not have an independent Chairman or a designated Lead Director, and where a satisfactory explanation has not been provided, JPMAM will consider voting against the re-election of the Chairman, and other directors, at shareholder meetings.

Board Size

Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually deemed too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees. A board should be large enough to manage required governance processes, and yet still sufficiently compact to promote open dialogue between directors.

Board Diversity

JPMAM is committed to the principle of diversity where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit. Recruiting individuals with unique skills, varied experiences and diverse backgrounds should be a fundamental part of strengthening a business, right up to board level. Directors should have complementary and diverse skill sets, since diversity of thinking is critical to a high-functioning board.

Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies.

Board Committees

To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to separate committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with a specialist financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report; and maintaining formal and transparent arrangements for succession planning for the board and for senior executive positions.

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and receive feedback from relevant stakeholders. The remuneration report should be the responsibility of the Remuneration Committee.

See Remuneration below

Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this Committee should give a summary of its activities in the Annual Report.

Director Independence and Tenure

A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest. A non-executive director who has served more than three terms in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders.

At the same time, it is essential that a company should attract and retain strong, experienced and knowledgeable board members able to contribute to its direction and success. To allow for periodic board refreshment, we would encourage companies to articulate their approach on term limits and retirement age, and insofar as exceptions arise, to explain why this should be warranted given the board’s composition and the individual director’s contribution.

In determining our vote, we will always consider independence and tenure issues on a case-by-case basis, taking into account any exceptional individual circumstances.

Multiple Directorships

To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold a higher number of directorships, as long as this does not impact his/her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the work-load of the board.

For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.

Meeting Attendance

Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.

Directors’ Liability

In certain markets, shareholders are asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.

Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

4.	Remuneration

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. Special provisions whereby additional payment becomes due, in the event of a change of control, are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of directors’ service contracts vary enormously: to this end, JPMAM will take into account local market practices when making judgments in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director Remuneration

The key purpose of remuneration is to attract, retain and reward key personnel who are fundamental to the long term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. At a senior executive level, remuneration should contain both a fixed element - set by reference to the external market - and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.

Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Compensation arrangements should provide for an alignment between managers and shareholders across the cycle, and due consideration should be given to arrangements, such as bonus claw-backs, to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board and company managements. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).

We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary and benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and shares deferred for a defined period of time. Bonus “malus” and/or claw-back arrangements should be a feature of any variable compensation scheme.

For the long-term component of variable compensation schemes, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period. There should be no award for below-median performance, and awards for at- median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.

All incentive plans should be clearly explained and disclosed to shareholders, and, ideally, put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

To ensure that incentive plans operate in a way that benefits both employees and shareholders, we would expect a limit on the level of dilution than can occur, and that individual awards be subject to an upper performance cap or appropriate tapering arrangements. We would not expect the level of dilution to exceed 5% of total issued capital. Companies wanting a limit in excess of this should justify this to shareholders.

JPMAM will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We will vote against remuneration awards which we deem are excessive, or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria are considered to be challenging, and how they align the interests of recipients with the long term interests of shareholders.

Pension Arrangements

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.

Non-Executive Director Remuneration

The role of the non-executive director is to monitor the strategy, performance and remuneration of executives and to protect the interests of shareholders. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified individuals and encourage them to undertake their role diligently.

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board. In the event that such remuneration schemes or payments are proposed, we will vote against these proposals.

5.	Auditors

Auditor Independence

Auditors should provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as independent, or where there has been an unambiguous audit failure. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.

Auditor Remuneration

We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

Full details of all non-audit work should be disclosed. If there is a lack of explanation over the nature of non-audit services, or if there is reason to believe that the nature of these services could impair the independence of the audit, we will oppose the re-appointment of the auditor.

Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.

6.	Capital Management

Issue of Equity

Company law requires that shareholder approval be obtained to increase the share capital of a company, but any new issue of equity should take into account expected levels of dilution. We will generally vote in favor of equity increases which enhance a company’s long term prospects, but we will vote against issuance terms that we consider excessively dilutive.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).

As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.

We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.

When seeking shareholder approval for a general mandate, we would urge a company to provide the following details:

•	An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,

•	Details of placements made under the general mandate during the preceding three years,

•	Details of alternative methods of financing that may have been considered by the board.

JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.

Issue of Debt

JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defense.

Share Repurchase Programs

JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re-issuance at a later date.

7.	Mergers, Acquisitions and Related Party Transactions

Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross-border mergers, where certain clients may not be able to hold the resultant security in portfolios.

JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/acquisition terms. Where the transaction involves related parties – see below – we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.

Related Party Transactions

Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

8.	Voting Rights

JPMAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will seek to phase out all classes of share which, either grant special voting rights to certain stakeholders, or permit voting rights that are disproportionate to a shareholder’s effective economic interest. In line with these principles, we will oppose all attempts to introduce new share classes with weighted voting rights (or no voting rights at all!). Failing this, we will seek to ensure that any such rights are subject to “sunset clauses” so that the advantages they confer may only exist for a prescribed period of time.

As a matter of principle, we are opposed to all mechanisms that skew voting rights, such that one share does not equal one vote. Directors should represent all shareholders equally and voting power should accrue in direct proportion to a shareholder’s economic interest in the company.

Minority shareholders should be protected from abusive actions by controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material Related-Party Transactions at annual shareholder meetings (see above).

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing management.

9.	Environmental and Social Issues

Companies should conduct their business in a manner which recognizes their responsibilities to employees and other stakeholders, as well as to the environment and broader society. More information on our approach to Environment and Social issues is included as an Appendix to this document.

JPMAM reviews all shareholder proposals concerning environmental and social issues. In normal circumstances, the consideration of such issues within the normal course of business is the prerogative of management and the board. Nevertheless, from time to time, a company’s response to the circumstances of a particular environmental or social issue may have wider ramifications. In these cases, the economic effects are considered as primary when determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Environmental and Social policy framework.

See Appendix - Environmental and Social

10.	Other Corporate Governance Matters

Amendments to Articles of Association

These proposals can vary from routine changes to reflect regulatory change to significant changes that can substantially alter the governance of a company. We will review these proposals on a case by case basis, and will support those proposals that we believe are in the best interests of shareholders.

Anti-takeover Devices

Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.

Any amendments to a company’s Articles of Association, for example, should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.

Shareholder Resolutions

Whilst we recognize the importance of the rights of shareholders to submit proposals to general meetings, we will not support those which are frivolous, or which have otherwise been addressed adequately by management or the board within their remits. But where such proposals demonstrably enhance shareholder rights, or are in the long term interest of all shareholders, they will receive our support.

Charitable Donations

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Donations

JPMAM does not support the use of shareholder funds for political purposes.

J.P. Morgan Asset Management

Asia ex-Japan Proxy Committee

February 2020

Appendix – Environmental and Social

Clients appoint us to provide investment management services, and rely on our deep knowledge of markets, industries and companies to manage their portfolios. To discharge this function, our analysts and portfolio managers engage with company managements to evaluate the drivers of performance, and this increasingly includes an assessment of various environmental, social and governance (ESG) factors. We are striving to integrate ESG factor analysis across our investment platforms and raise the transparency around this to our clients. Through our global expertise and industry access, we look to identify key sustainable investing trends and adopt best-in-class practice.

JPMAM believes that all companies should act in a socially responsible manner. They should conduct their business in a way which recognizes their responsibilities to employees and other stakeholders, as well as their obligations to society and the environment.

We have adopted a positive engagement approach to social, environmental and sustainability issues. Thus, specific assets or types of assets are not excluded from portfolios explicitly on social, environmental or ethical criteria (unless specifically requested by clients, or required by local legislation). Rather, analysts and portfolio managers take these issues into account as an integral part of their analysis and due diligence.

Although JPMAM’s priority at all times is to act in the best economic interests of clients, we recognize that, increasingly, non-financial issues such as environmental and social factors have the potential to affect the valuation, as well as the reputation of companies. Specialists within the firm have therefore been tasked with assessing how companies can deal with and report on environmental and social risks, specific to their sectors and/or industry. This analysis is then used to identify companies within our investment universe, which require further engagement and discussion. Engagement will either take place at regular company one-to-one meetings, or at specially convened meetings with board members, to discuss ESG issues. Our engagement with companies is reported to clients on a quarterly basis.

Where environmental or social issues are the subject of a proxy vote, JPMAM will consider these on a case-by-case basis. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive proposals, intended to bring about genuine environmental or social improvement, and hostile proposals intended to limit management power, which may adversely impact shareholder returns.

In formulating our policy, we endeavor not to discriminate against individual companies or sectors, purely on the grounds of the particular business in which they operate. Thus, a tobacco company, or a company in an extractive industry, will not be penalized automatically because their sectors are perceived as “ESG challenged”.

At the same time we do expect the major companies in which we invest to have established a Corporate Social Responsibility (CSR) Committee to address environmental and social policies and issues. Such a function should have direct access to the board and, ideally, have a designated board director to be responsible for these issues. We would normally expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

Controversial Weapons

The only exception to this “engagement” (as opposed to “exclusionary”) approach is where investment in a particular sector or activity is prohibited by local legislation. Investment in landmines, cluster munitions and depleted uranium armor and ammunition (so-called “controversial weapons”) is prohibited in certain European jurisdictions and, as a result, these names are excluded from our investment universe for our entire pooled fund range. Full details of these restrictions are available on request.

Climate Change and Carbon Disclosure

Most research now accepts that rising levels of carbon dioxide, and other greenhouse gas emissions, is resulting in accelerated climate change, and that this poses significant future risk for the global economy. As part of our investment processes, we consider a variety of risks, including a range of environmental concerns, and the impact this could have on future portfolio returns. Companies that fail to manage these risks appropriately could subject shareholders to significant value erosion.

Climate policy risk is coming into more intense focus as climate change-related laws and regulations emerge globally. For further details on our approach to these issues, please refer to our document “Investment Perspective on Climate Risk”, which may be downloaded from our website.

Principles of Responsible Investment

JPMAM is a signatory to the United Nations’ supported “Principles of Responsible Investment” (“PRI”), which commits participants to six Principles. The objective of these Principles is to incorporate ESG criteria into investment decision making, and to promote improved ESG disclosure. The Principles, and how we deal with them, are set out below:

1.	Incorporate ESG into investment analysis and decision-making

JPMAM has a dedicated team of specialists to advise our analysts and portfolio managers on ESG issues. The team routinely benchmarks companies against our Corporate Governance Guidelines, in order to identify outliers. This process drives our proxy voting and engagement activity. Portfolio managers around the world are required to take non-financial issues into account where they have the potential to adversely impact valuations.

2.	Be active owners and incorporate ESG into ownership policies and practices

Investment professionals in all locations undertake regular contact with senior managers of investee companies to discuss relevant issues and protect the interests of our clients. Investment professionals in all locations also have access to specialist ESG data and resources, in order to assist them in their investment decisions. JPMAM votes at over 8,000 AGMs in over 80 jurisdictions worldwide. Votes are investor-led and made on a case-by-case basis. There are governance policy documents available in each major region, as well as a Global Policy, which is updated annually.

3.	Seek appropriate ESG disclosure in investee companies

JPMAM participates in a number of initiatives aimed at improving ESG transparency and disclosure at investee companies, as well as with stock exchanges, regulators and other bodies worldwide. As investors, we scrutinize companies’ Corporate Governance and Corporate Social Responsibility reports to help us in our analytical process, and we continue to encourage improved levels of disclosure.

4.	Promote the Principles

JPMAM works both independently and with trade associations and industry bodies, as well as other formal and informal networks, to promote the Principles within the industry.

5.	Work together to enhance effectiveness

We participate in joint investor networks, such as the International Corporate Governance Network (ICGN), and the Asian Corporate Governance Network (ACGA), to improve our understanding of ESG issues and to enhance our effectiveness. Where appropriate, we also work with our competitors in collective engagement exercises with companies on ESG issues.

6.	Report our activities

JPMAM produces detailed quarterly corporate governance activity reports, which can be downloaded from our website. For further information, see:

www.jpmorgan.com/esg

D.	Japan

Basic Policy on Corporate Governance

JPMorgan Asset Management (Japan) Ltd adopted the Japanese version of the Stewardship Code in May 2014; subsequently in August 2014, we disclosed the steps we follow with regard to the 7 principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors. We now fully endorse the revised version of the Stewardship Code introduced in May 2017.

We also positively evaluate the Corporate Governance Code effective from June 2015, which we believe will serve to further enhance corporate governance in Japan.

J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.

1. Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the long term.

2. Proxy voting principles

•	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.

•	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

•

It should be noted that AMJ scrutinises every proxy on a case-by-case basis, keeping in mind the best economic interests of our clients. We seek an improvement in the long term earnings or a prevention of deterioration in earnings of the company concerned.

•

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions. If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

•

Our engagement with a company as a shareholder is not limited to voting at the shareholders’ meeting. In the course of meetings with company management, we encourage the exercise of sound management with due consideration for social, environmental and ethical issues and engagement with shareholders. For example, if an accident / incident or corporate misconduct which could negatively impact the company’s economic value occurs, we will seek the implementation and announcement of improvement plans and timely disclosure to shareholders as deemed appropriate.

•

We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing long term investment returns for our clients. Therefore, we ask the companies to be open to having investor engagements. Where we believe companies have continuously been reluctant to engage with investors on key management issues, we will consider voting against the re-election of the representative director(s) or the director in charge.

•

If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

This document provides the proxy voting guidelines and policy. It is also meant to encompass activities such as engagement with company management. We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important.

31st March 2020

JPMorgan Asset Management (Japan) Ltd.

Voting Guidelines

1.	Distribution of income/Dividends and share buybacks

As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.

As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.

The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.

If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.

In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.

When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal unless the company has stated its intention of moving to quarterly dividend payments.

2.	Boards and Directors

Election of Directors

We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).

Number of Directors

Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office

Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure

We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO

AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors on the Board of Directors/Composition of the Board of Directors

We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company. Therefore, unless one third or more of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. We would like to note that this threshold of one third or more is not the final goal, and in our view, it is desirable for the board to have majority external directors. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.

We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. We expect companies to have due regard to issues such as diversity and consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality or seniority of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. We feel that gender equality in particular is one of the top priorities for Japanese corporate boards to resolve. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. We also expect companies to consider diversity in its widest sense, both at the board level and throughout the business such as the senior management tier. We seek to deepen our understanding of the board structure through our engagement with companies.

Starting in April 2021, in principle, we will vote against the election of the representative directors, such as the president of the company, unless the majority of the board is comprised of external directors. (In April 2016, we introduced a requirement for a minimum of two external members on the board of directors. Subsequently, from April 2018, we have called for one third of the board to be comprised of external directors and have been articulating our view that a board should be comprised of majority outsiders when meeting with companies).

Independence of external directors

Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external director.

•	Was or is employed at an affiliate company

•	Was or is employed at a large shareholder or major business partner

•

Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

•	An external director whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.

We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.

Dismissal of Directors

In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors

We will generally support the election of statutory auditors. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities.

Independence of external statutory auditors

Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external statutory auditor.

•	Was or is employed at an affiliate company

•	Was or is employed at a large shareholder or major business partner

•

Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

•	An external statutory auditor whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to candidates for alternate external statutory auditors.

3.	Director’s Remuneration

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.

We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock-based payment are decided.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

Retirement bonus

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.

AMJ will vote against

•	Golden parachutes

•	Retirement bonus payments to external directors and external statutory auditors.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

Stock Options

Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants. We will vote against the proposal if the terms are unclear. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award. We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options. Transaction bonuses, or other retrospective ex-gratia payments, should not be made. In general, we will not support a proposal where the dilution from existing schemes and the new program requiring AGM approval exceeds 10%. AMJ believes that external directors and external statutory auditors, as well as third parties such as clients should not be participants in incentive schemes.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the stock option program, we may oppose the re-election of directors.

4.	Appointment of external audit firms

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability

Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

5.	Poorly performing companies

During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

6.	Efforts to improve capital efficiency

We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.

7.	Anti-social activities

This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

8.	Cross-shareholdings

This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.

We have observed cases where disclosures on cross-shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.

9.	Adoption of anti-hostile takeover measures

AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

10.	Capital Structure

Issue of classified stock

We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital

AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

Borrowing of Funds

AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs

AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

11.	Mergers / Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

12.	Social and Environmental Issues

JPMAM is a signatory to UN PRI based on the belief that due consideration of ESG issues as part of the investment process of evaluating companies is essential in terms of the preservation and creation of shareholder value over the mid to long term. Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. The approach to ESG of investee companies and those companies we research will impact their mid to long term earnings and can impact their reputation; thus, we ask companies to disclose sufficient information on environmental and social issues based on their long-term business strategy in order to make that investment decisions reflecting an ESG assessment can be made. As part of disclosures on social issues, we expect companies to provide their policies, for example, on data privacy and cybersecurity.

Where environmental or social issues are the subject of a proxy vote, JPMAM will consider these on a case-by-case basis, keeping in mind the best economic interests of our clients. We do believe, however, that where sustainability issues are the subject of a proxy vote, a distinction needs to be made between shareholder proposals which are being used by activist groups to target companies as a means of promoting single-issue agendas which can impair shareholder value and limit the power of management, and those which are constructive with the aim of improving the society and the environment in a meaningful manner. AMJ will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

AMJ does not exclude specific assets or types of assets on purely social, environmental or ethical criteria (unless specifically requested by clients). We do, however, engage with company management on sustainability issues as part of the analytical process.

At the same time we do expect the major companies in which we invest to have established a Corporate Social Responsibility (CSR) Committee (or equivalent) to address environmental and social policies and issues. Such a function should have direct access to the board and, ideally, have a designated board director to be responsible for these issues. We would normally expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

Climate Change and Carbon Disclosure

Climate policy risk is coming into more intense focus as climate change-related laws and regulations emerge globally. Most research now accepts that rising levels of carbon dioxide, and other greenhouse gas emissions, is resulting in accelerated climate change, and that this poses significant future risk for the global economy. As part of our investment process, we consider a variety of risks, including a range of environmental concerns, and the impact this could have on future portfolio returns. Companies that fail to manage these risks appropriately could subject shareholders to significant value erosion. We recognize that climate change may create investment risk and opportunity across the various companies in which we invest on behalf of our clients; we expect companies to provide shareholders with the necessary information, so that the risks and opportunities on climate change can be fully evaluated.

13.	Conflicts of Interest

In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

14.	Shareholder proposals

When deciding how we will vote, we will apply the same standards for all proposals, with the focus aim of on protecting or improving shareholder value. Therefore, whether the proposal has been made by management or by a shareholder will not influence our decision making.

Whilst we recognize the importance of the rights of shareholders to submit proposals to general meetings, we will not support those which are frivolous, or which have otherwise been addressed adequately by management or the board within their remits. Where such proposals demonstrably enhance shareholder rights, or are in the long term interest of all shareholders, they will receive our support.

LAZARD ASSET MANAGEMENT LLC

PROXY VOTING POLICY

A.	Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of an independent source. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C.	General Administration

1.	Overview and Governance

Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal/Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal/Compliance Department and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal/ Compliance Department will participate in all Proxy Committee meetings.

A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal/Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer and General Counsel, or his designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer and General Counsel, or his designee, is responsible for interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.

2.	Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and by Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal.

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal/Compliance Team, will conduct periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

3.	Voting Process

The Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal/Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients a. In such cases, the Proxy Committee and the Legal/ Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer and General Counsel (or his designee), and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues.

Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or other unique circumstances requiring special vote considerations. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	non-controversial election or re-election of directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2.	Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.	Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.

Lazard has Approved Guidelines to vote FOR the following:

•	the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

•	a requirement that a substantial majority (e.g., 2/3 ) of a company’s directors be independent;

•	a proposal that a board’s committees be comprised solely or a majority of independent directors;

•	proposals seeking to de-classify a board; and

•

proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, (unless doing so would affect shareholder interests in a specific pending or threatened litigation; or if indemnification is due to negligence then directors would be liable for intentional misconduct and actions taken without good faith intention - in these cases voting is on a case-by-case basis).

Lazard has Approved Guidelines to vote on a CASE by CASE Basis for the following:

•	the election of directors where the board does not have independent “key committees” or sufficient board independence;

•	non-independent directors who serve on key committees that are not sufficiently independent;

•	proposals to require the separation of chairman and CEO:

•	proposals relating to cumulative voting;

•	proposals to establish directors’ mandatory retirement age;

•	establishment of shareholder advisory committees

•	removal of age restrictions for directors; and

•	director stock retention/holding periods.

Lazard has Approved Guidelines to vote AGAINST the following:

•	shareholder proposals seeking to establish minimum stock-ownership requirements for directors;

•	shareholder proposals to establish additional committees (absent demonstrable need)

•	proposals seeking to classify a board

•	shareholder proposals seeking to establish term limits for directors

•	shareholder proposals seeking to change the size of a board or requiring two candidates for each board seat.

b.	Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.

Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

•	proposals to adopt supermajority vote requirements, or increase vote requirements;

•	proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them;

•	“blank check” preferred stock; and

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).

Lazard has adopted an Approved Guideline vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

c.	Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:

•	proposals to adjourn US meetings;

•	proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	efforts to eliminate or restrict right of shareholders to act by written consent;

•	proposals to adopt supermajority vote requirements, or increase vote requirements; and

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

3.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management.

Lazard has adopted Approved Guidelines to vote FOR:

•	management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	stock splits and reverse stock splits; and

•	management proposals to adopt or amend dividend reinvestment plans;

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

•	matters affecting shareholder rights, such as amending votes-per-share;

•	management proposals to issue a new class of common or preferred shares;

•	proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

Lazard has adopted Approved Guidelines to vote AGAINST changes in capital structure designed to be used in poison pill plans.

4.	Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard generally favors programs intended to reward management and employees for positive, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate.

Lazard has Approved Guidelines to vote FOR

•	employee stock purchase plans and deferred compensation plans; and

•	proposals to submit severance agreements to shareholders for approval.

Lazard has Approved Guidelines to vote on a CASE by CASE basis regarding:

•	stock option plans;

•	stock appreciation rights plans;

•	restricted stock plans that do not define performance criteria;

•	proposals to approve executive loans to exercise options; and

•	shareholder proposals to eliminate or restrict severance agreements, and

Lazard has Approved Guidelines to vote AGAINST:

•	proposals to re-price underwater options;

•

proposals to limit executive compensation or to require individual executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.

6.	Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s Environmental, Social, and Corporate Governance (ESG) Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the interests of our clients. Lazard generally supports the notion that corporations should be expected to act as good citizens, but is obligated to vote on environmental, social and corporate governance proposals in a way that it believes will most increase shareholder value. Lazard’s Approved Guidelines are structured to evaluate most environmental, social and corporate governance proposals on a case-by-case basis. Lazard will evaluate proposals asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report) on a case-by-case basis, and will vote FOR the approval of anti-discrimination policies and socially responsible agenda items.

E.	Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F.	Conflicts of Interest

1.	Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:

•

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy

All proxies must be voted in the best interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. the Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal/Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer and General Counsel.

a.	Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, The Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b.	Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.

G.	Other Matters

1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the portfolio management teams to determine what action would be in the best interests of its clients. A meeting of the Proxy Committee will be held to determine whether to split votes among one or more Portfolio Management teams.

2.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.

H.	Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I.	Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J.	Review of Policy and Approved Guidelines

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel and Chief Compliance Officer.

LOOMIS, SAYLES & COMPANY, L.P.

PROXY VOTING PROCEDURES

1. GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.    Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients seeking the greatest risk adjusted long term returns requires the consideration of potential material impacts of proxy proposals associated with ESG Matters in applying the Proxy Voting Procedures.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.    Stated Policies. In the interest of consistency in voting proxies on behalf of its clients, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal;

(b)	generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and

(d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4.    Abstain from Voting. Loomis Sayles’ policy is to vote rather than abstain from voting on issues presented, unless the client’s best interests require abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote, such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account (such as when the client’s shares have been loaned to a third party ), or where Loomis Sayles, pursuant to its best judgment, determines not to vote.

5.    Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6.    Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7.    Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C.	Proxy Committee.

1.    Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer.

2. Duties. The Proxy Committee’s specific responsibilities include the following:

a. developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i)    annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii)    annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b. overseeing the proxy voting process, including:

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)    directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)    consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)    periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c. engaging and overseeing third-party vendors, such as the Proxy Voting Services, including:

(i)    determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a) the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

(b)    the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii)    providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii)    receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv)    in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error: investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d. further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3. Standards.

a.    When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.    When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

D.	Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interests of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

E.	Recordkeeping.

Loomis Sayles or its Proxy Voting Services will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

2. PROXY VOTING

A.	Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

B.	Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Director and Officer Indemnification and Liability Protection:

A.    Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.    Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) only if the director’s or officer’s legal expenses would be covered.

Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A.    Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.    Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if less than two-thirds of the board would be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the position of CEO and chairman are not held by separate individuals. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.    Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D.    Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.    Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.    Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Multiple Directorships: Vote for a director nominee that is a chair or chief executive officer that sits on fewer than three company boards. Vote against a director nominee that is a chair or chief executive officer that sits on three or more company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C.	Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A.     Generally vote for proposals to ratify auditors.

B.    Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

C.    Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

D.	Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable state or listing requirements governing the issuer. All other proposals relating to director compensation will be reviewed on a case-by-case basis.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

    Golden and Tin Parachutes:

A.    Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.    Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.    Vote for plans that amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.    Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.    Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.    Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A.    Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.    Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C.    Vote against proposals to link all executive or director variable compensation to performance goals.

D.    Vote for an annual review of executive compensation.

E.    Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

F.    For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.    Vote against stock option plans which expressly permit repricing of underwater options.

B.    Vote against proposals to make all stock options performance based.

C.    Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.    Vote for proposals that request expensing of stock options.

E.    Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A.    Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.    Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.    Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

F.    Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A.    Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

B.    Change in Control - Will the transaction result in a change in control of the company?

C.    Bankruptcy - Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A.    Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

    Greenmail:

A.    Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.    Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.

Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account factors, including but not limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company’s domicile will be evaluated on a case-by-case basis.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

G.    Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of its shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s governance committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Alter the Size of the Board:

A.    Vote for proposals that seek to fix the size of the board.

B.    Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A.    Vote against proposals that provide that directors may be removed only for cause.

B.    Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

C.    Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

Shareholder Rights Regarding Special Meetings:

A.    Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B.    Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A.    Vote against dual class exchange offers and dual class recapitalizations.

B.    Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

H.	Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and its shareholders’ economic interests. Loomis Sayles will support issuer proposals regarding environmental and social issues where it believes they will not subordinate the economic interests of the client to unrelated objectives. Loomis Sayles may consider collateral objectives, such as those that present a material business risk or opportunities that issuers need to manage as part of a business plan, when such objectives are consistent with the client’s economic interests.

Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

I.	General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to routine proposals that do not present controversial issues. The impact of these proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

Changing Corporate Name: Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and

(b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti- greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J.	Mutual Fund Matters

Election of Mutual Fund Trustees: Vote for nominees who oversee fewer than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreements: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

LSV ASSET MANAGEMENT

PROXY VOTING POLICY

LSV Asset Management’s (“LSV”) standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client’s account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV’s responsibility to vote proxies relating to securities held for the client’s account.

ERISA Clients

With respect to ERISA plan clients, unless proxy voting responsibility has been expressly reserved, LSV, as the investment adviser for the account, must, subject to this policy, seek to vote all proxies relating to securities held for the plan’s account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials. Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment. Proxy voting decisions must be made solely in the best interests of the client’s account. In voting proxies, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the client to unrelated objectives.

General Policies

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV has engaged an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). GLC implements LSV’s proxy voting process, provides assistance in developing guidelines and provides analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to seek to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed. In certain circumstances, clients are permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV’s use of GLC is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV’s interest and that of its clients, LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote made was in the client’s best interest.

LSV may be unable or may choose not to vote proxies in certain situations. For example, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.

Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping.

LSV will retain:

1. Copies of its proxy voting policies and procedures.

2.    A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

3. A record of each vote cast on behalf of a client (maintained by the proxy voting service).

4.    A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

5.    A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.

6. LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.

Consideration of Environmental, Social and Governance Factors

LSV became a signatory to the Principles for Responsible Investment (PRI) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to:

(1)    incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles.

For clients where LSV has proxy voting authority, certain ESG factors are built into our standard proxy voting guidelines. For example, GLC views the identification, mitigation and management of environmental and social risks as integral components when evaluating a company’s overall risk exposure. In cases where the board or management has failed to sufficiently identify and manage a material environmental or social risk that did or could negatively impact shareholder value, GLC will recommend shareholders vote against directors responsible for risk oversight in consideration of the nature of the risk and the potential effect on shareholder value. In addition, GLC generally recommends supporting shareholder proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In evaluating shareholder resolutions regarding environmental and social issues, GLC examines: (1) direct environmental and social risk,

(2)    risk due to legislation and regulation, (3) legal and reputational risk, and (4) governance risk. Finally, through GLC, LSV is able to offer additional guidelines that provide another level of analysis for clients seeking to vote consistent with widely-accepted enhanced ESG practices. These ESG-specific guidelines are available to clients with a focus on disclosing and mitigating company risk with regard to ESG issues.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2020

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.2 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

[2]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.

Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.

If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.

If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), a member of the proxy voting team will seek a recommendation from the MFS investment analyst and/or portfolio managers.2

For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will likewise consult with from MFS investment analysts and/or portfolio managers.3 However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year. For further

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From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report .

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

Beginning for the quarter ended March 31, 2020, MFS will publicly disclose its firm-wide proxy voting records.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

METROPOLITAN WEST ASSET MANAGEMENT, LLC

This Portfolio Management Policy applies to The TCW Group, Inc. and its investment advisory entities other than investment advisers with their own separately approved policies and procedures. We have adopted this Portfolio Management Policy to facilitate the following goals:

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Conduct portfolio management activities in accordance with clients’ mandates as provided in the account or fund documents and disclosures, legal and regulatory requirements, and Firm policies, identify, and either avoid or manage, conflicts of interest, safeguard client assets.

Investment Authority

Each Account has a designated TCW Advisor. Authority for an employee to take action on behalf of such TCW Advisor is set forth in detailed signing resolutions approved by the TCW Advisor’s board of directors and maintained by the Legal Department.

Amendment to Investment Agreement, Investment Guidelines And Constraints; Oral Instructions

An investment management agreement may only be amended in writing as agreed to by TCW Advisor and the client. Generally, a client may not amend its investment guidelines unilaterally. Before the Firm agrees to any such amendment:

•	The amendment must be approved by the product group, Investment Compliance and the Legal Department.

•	Any amendment must be in writing-it cannot be oral.

•	Copies of all final amendments should be sent to Investment Compliance, the Legal Department, the product group, the client relations officer and other groups as appropriate.

As a matter of Firm policy, do not take significant actions based on oral instructions from clients (see Client Intake Policy/Client and Investor Directions). If oral instructions are received:

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Contact Investment Compliance if you believe a client’s instructions would cause an Account to go out of compliance with the investment guidelines or could prevent the Account from getting back into compliance if it should later go out of compliance.

•	For any change to, or any instruction affecting, any investment guideline, contact Investment Compliance.

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For all strategies, Investment Compliance will coordinate the resolution of the situation working with appropriate personnel, which may include the Legal Department, portfolio manager, trader, and/or client relation officers.

•	If deemed necessary that the client should be sent a written communication, the communication should state that:

•	the instruction will be deemed to be an override of the investment guidelines,

•	the Firm will not be responsible for resulting breaches or subsequent breaches that are rendered incurable by the instruction; and

•	contact the Legal Department for the type of letter to be sent to the client.

Fee Modifications; Most Favored Nation Clauses

No changes to a fee should be proposed without first having cleared it with the Legal Department to ensure the change does not trigger any Most Favored Nation provisions (discussed below). In addition, no modification to fees should be made unless and until: the modification is approved by a designated member of executive management, the modification is in writing, and a signed copy of the written modification is sent to the Legal Department and CFR such that the company databases and billing systems can be kept up-to-date. Most Favored Nation provisions are generally discouraged. If a potential client raises the issue of a Most Favored Nation provision, alert the attorney working on the matter as soon as possible to avoid a potentially embarrassing situation if discussions with the client have progressed too far. All Most Favored Nation provisions are reviewed by a designated member of executive management.

Communication Of Investment Guidelines & Constraints To Be Monitored

Each Account managed by the Firm has investment guidelines and constraints, based on the investment objectives and limitations set forth in the Account’s governing documents, as well as legal and regulatory constraints.

•	A member of Investment Compliance distills the investment restrictions and communicates the information to the Legal Department, PAG, portfolio managers, traders, and client services, if applicable.

•	Changes in the distillation of restrictions and in the coding are secondarily reviewed by supervisors in the group before being applied to client accounts or funds.

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Additionally, for the TCW Mutual Funds, the Mutual Fund Administrator creates a matrix that contains all of the limits from the prospectus, statement of additional information, and the 40 Act and other limits applicable to the TCW Mutual Fund and explains how they will be monitored by the Mutual Fund Administrator. Investment Compliance reviews and signs off on the matrix at least annually. The matrix is used to generate the monitoring reports issued by the Mutual Fund Administrator.

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For certain CBO, CDO, or CLO strategies, a third-party administrator is retained by the fund that distills the applicable investment limitations and uses this to generate monitoring reports. For certain strategies that involve non- marketable securities, an investment committee may be established to approve each new portfolio investment transaction.

Investment Monitoring

Pre-Trade Monitoring

Each trading desk has systems and procedures in place for the oversight of securities traded by those desks.

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These include some or all of the following: pre-trade checking of investment limitations, restricted lists and limits on dealing with Affiliates or restricted persons (e.g., ERISA); trade allocation procedures; and tracking of directed brokerage instructions.

•	Many of the marketable securities strategies use automated order management systems that apply selected pre-trade compliance validation in the order creation process.

•	Product groups that invest in non-publicly traded securities must follow the anti-money laundering procedures in the Portfolio Management Policy.

•	Portfolio management personnel also may be involved in decisions to do Cross Trades and must comply with the procedures in the Trading and Brokerage Policy.

•	Note that various security limits concerning the TCW Mutual Funds are discussed in more detail in the Registered Investment Company Policies.

Post-Trade Monitoring

Investment Compliance conducts post-trade compliance reviews for all marketable securities strategies utilizing a third-party automated compliance system (the “Compliance System”) and/or manual processes.

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Investment Compliance programs applicable limits into the Compliance System and creates manual monitoring tools for the limits that are not programmable. Limits in the Compliance System generally are reviewed each business day based on the previous business day’s activity. Manual monitoring tools are used for daily, monthly or quarterly spot-checks.

•	For accounts such as CDOs where a third-party maintains the official records, a portion of the monitoring may be addressed by periodic reports issued by third-party trustees and administrators.

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The results from the Compliance System, the manual processes, and any applicable notifications/reports are reviewed by Investment Compliance, which shall determine whether any flagged item requires further investigation.

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If a flagged item requires further investigation, Investment Compliance will coordinate the resolution of the situation working with appropriate personnel, which may include the Legal Department, portfolio manager, trader and Client Services. If necessary and when appropriate, a member of Investment Compliance also may work with such other applicable persons, including the Chief Compliance Officer, General Counsel, and/or executive management.

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For wrap accounts, the model account for each strategy is monitored on the Compliance System and with manual processes. The investment limitations attached to the model account are the aggregate of all restrictions for wrap accounts in that strategy. The wrap sponsors are responsible for individual account compliance.

Other Persons and Groups

Investment oversight is consolidated for the Firm under the Chief Investment Officers. In addition to Investment Compliance, various other key persons and groups involved in oversight of the investment process may include, but are not limited to:

•	Equities and Fixed Income Trading and Allocation Committees - monitors various risks, including portfolio management practices.

•	PAG - creates numerous analytical-oriented reports for Communications, Marketing and other groups within the Firm.

•	Portfolio Analytics Committee - reviews key performance indicators for each marketable securities strategy and reviews analyses conducted by PAG, such as attribution analysis and style consistency.

•	The Chief Compliance Officer and/or attorneys in the Legal Department - act as advisers regarding compliance with governing agreements and guidelines.

•	Enterprise Risk Management Committee - among other roles, monitors investment exceptions.

OFAC Designated Person/Entity Review Required

All issuers with publicly traded securities (including 144As) on the Designated Person/Entity List have been included in the Restricted Securities List. Prior to trading in any public security, the portfolio manager group should consult the Restricted Securities List. If the issuer that is the subject of the prospective trade is on the Restricted Securities List, or any party to the transaction of whom the portfolio manager is aware (including a controlling shareholder of the issuer) is on the Restricted Securities List, the portfolio manager should immediately contact Legal or Compliance before proceeding with the trade.

For any security transaction that is not publicly traded, the product area should check the issuer of the security and all parties that have a significant relationship with the issuer, of whom the portfolio manager is aware, against the Designated Person/Entity List found in the Bridger Insight application. The product area should also check to see if the entity is 20% or more owned by a Designated Person/Entity. The product area must also maintain a record of the check showing the results of the search on Bridger Insight. If any security or party is found on the

Designated Person/Entity List, the product area should immediately contact Legal or Compliance before proceeding with the trade.

Confidentiality Agreements

Overview

Confidentiality agreements raise a number of legal and practical concerns, particularly when there are provisions concerning a standstill, non-solicitation, non-compete, indemnification or receipt of material non-public information. Confidentiality agreements concerning Accounts are required to be reviewed by the Legal Department.

Receipt of Confidential Information Can Restrict Trading & Disclosure

Receipt of material non-public information about a company can result in the securities held or being acquired being illiquid. This is due to the legal restrictions on trading while having access to material non-public information. See the Code of Ethics regarding Insider Trading.

To maintain flexibility in trading the securities that are the subject of a confidentiality agreement, consult with the Legal Department to determine what might be feasible. Additionally, when entering into a confidentiality agreement on behalf of an Account, promptly notify the Legal Department to establish the appropriate Ethical Wall memo and determine whether to place the issuer on the Restricted Securities List in accordance with the Firm’s standard Ethical Wall procedures outlined in the Code of Ethics.

Compliance with Confidentiality Requirement

Once a confidentiality agreement is signed, those in charge of the product group or project should establish mechanisms and procedures to ensure that:

•	Confidentiality is maintained and limited to those in the group who have a need to know,

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All recipients of the information are aware of its confidentiality and treat it accordingly, and no inadvertent leaks or slip-ups occur. The Firm generally is responsible for slip-ups by employees, and any slip-ups should be reported to the Legal Department and the Chief Compliance Officer.

Standstill Provisions

A standstill is any provision in a confidentiality agreement that restricts the Firm from buying or selling the securities of a company for a specified time period. This type of provision should be strongly resisted and may not be agreed to without express approval from an attorney in the Legal Department.

In the rare instances when a product group is willing to become contractually restricted in exchange for receiving the confidential information, the provision must be very narrowly drafted to only pick up purchases or sales by members of the specific product group. Carefully examining the defined terms used to describe the parties and definitions of related parties or affiliates is critical to ensuring that these restrictions narrowly apply.

In the event a standstill provision is agreed upon (after receiving approval from the Legal Department), the Legal Department will establish the appropriate Ethical Wall and determine whether to place the issuer of the securities or bank debt on the Restricted Securities List in accordance with the Firm’s standard Ethical Wall procedures outlined in the Code of Ethics.

TCW Affiliates

Typically, a confidentiality agreement should not bind the Firm generally and/or its Affiliates but rather only the accounts or funds managed by the product group that desire to obtain the confidential information. The defined terms used to describe the parties and the signature block on the confidentiality agreement should reflect this consistently. Any provision that binds the Firm generally or the Firm and its Affiliates may not be entered into without the express approval from an attorney in the Legal Department.

Entering into any confidentiality agreement that purports to bind The Carlyle Group (“Carlyle”) or any of its affiliates (other than TCW) is prohibited. Typically Carlyle should be excluded from any “standstill” or “lock-up” provisions contained in non-disclosure agreements, underwriting agreements, shareholder agreements or similar types of arrangements. If at any time it is realized that an agreement binds Carlyle and prior approval had not been obtained, contact the Legal Department immediately and they will inform their counterparts at Carlyle and determine the appropriate steps to be taken, such as placing the issuer on a Restricted Securities List or otherwise monitoring activity.”

Non-Solicitation or Non-Hire of Employees

Any provisions that restrict the Firm’s or a product group’s ability to solicit or hire certain individuals should be strongly resisted and may not be agreed to without the express approval from an attorney in the Legal Department. The Firm’s hiring is done on a decentralized basis, and the Firm cannot track these kinds of commitments arising from various product groups unless the Human Resources Department is involved. If the disclosing party insists on either non-solicitation or non-hire of employees as part of the agreement, negotiate to ensure that the restrictions:

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are limited to non-solicitation, rather than non-hire, if possible, can only be applied narrowly to the product group involved in the transaction, are limited in time, and include a carve-out for general recruitment (including search firms), circumstances where the employee makes contact by his or her own initiative, and is limited only to those employees with whom the product group has had direct personal contact. The product group is responsible for managing the restriction in its hiring. Notify the Human Resources Department via e-mail of the non-solicitation or non-hire provision, including what product area is bound by the provision and the length of time of the non-solicitation or non-hire.

Non-Compete Provision

A non-compete provision restricts the product group’s ability to compete or to make investments in entities that compete with the proposed investee company. These provisions should be strongly resisted and may not be agreed to without the express approval from an attorney in the Legal Department.

Indemnification

Do not agree to clauses that require the Firm or the product group to indemnify the other party to the contract. If it cannot be avoided, consult with the Legal Department prior to agreeing to an indemnification provision.

Non-Circumvention Provision

A non-circumvention provision is used by a counterparty or broker to limit a product group’s or the Firm’s use of information, contacts or business ideas without the involvement of the counterparty or broker. These provisions should be resisted or narrowly limited and may not be agreed to without the express approval of the Legal Department.

Other Provisions

Investment Committees

Some confidentiality agreements attempt to restrict who can be a recipient of the information. For those groups that have investment committees with non-Firm employees, the language regarding who can be a recipient must be broad enough to cover the members of the committee. This usually can be accomplished by including investment committee members within the definition of “Representative.”

Disclosure to Representatives

Some confidentiality agreements attempt to impose a requirement that any recipient of confidential information needs to execute a confidentiality agreement. This type of provision should be strongly resisted because it creates an administrative burden. Instead, provide that the Firm will be responsible for compliance by anyone who the Firm supplies such confidential information.

Termination

The confidentiality agreement always should terminate on a certain date. If the company is an EDGAR-reporting or publicly traded company, the company will remain on the Firm’s Restricted Securities List for the duration of the term. Keeping the term as short as possible is important.

Destruction of Documents

Some confidentiality agreements have affirmative obligations to destroy documents by certain dates. It is preferable to be required to destroy documents only if requested in writing by the provider of the information. Any affirmative obligation that arises without notice to the product group must be monitored and calendared by the product group. In addition, the Firm must be allowed to retain documents for legal and regulatory purposes and as part of its normal computer archiving system; the Firm cannot agree to destroy every copy (electronic and hard copy) in every location.

Opinions

Try to avoid any requirement to provide the other party with a written opinion of counsel. Instead, request a standard of “advice of counsel.”

Expenses

Avoid provisions that require the product group to pay expenses in the event of a breach of the agreement.

Exclusivity

Try to obtain assurances in the confidentiality agreement that exclusive dealings with the counterparty to the confidentiality agreement are not required and that if approached by another banker or broker about the same issuer, freedom is allowed to explore an alternative transaction.

Use of Confidential Information

Try to avoid language that limits the use of the confidential information to a specific purpose. Knowing early on where the transaction might progress sometimes is difficult, and flexibility is important. Obtaining an affirmation that the confidentiality agreement is not intended to restrict trading in the issuer’s securities is preferable, provided the agreement complies with securities laws.

Governing Law; Jurisdiction

The governing law generally should be New York or California. Before entering into a confidentiality agreement governed by a foreign jurisdiction, outside counsel familiar with the laws of the foreign jurisdiction should be consulted regarding that jurisdiction’s laws. Generally the Firm should not submit to exclusive jurisdiction in foreign countries and only after consultation with counsel.

Executed Confidentiality Agreements

All signed confidentiality agreements should be sent to the Legal Department for processing an Ethical Wall memorandum and/or placing the issuer on the Restricted Securities List, as applicable. If the non-public information is received in advance of the confidentiality agreement, notify the Legal Department so that they can take the appropriate steps to comply with the Firm’s Ethical Wall procedures. The Legal Department will maintain a copy of the confidentiality agreements.

ERISA Considerations in Portfolio Management

For any ERISA Account, additional restrictions will be reflected in the portfolio compliance monitoring system. The relevant attorney in the Legal Department may also advise on ERISA-mandated restrictions.

Some or all of the following restrictions may apply to ERISA accounts:

•	prohibition against investing in “employer securities” (securities issued by employers sponsoring a plan and their affiliates);

•	prohibition against trading with certain broker/dealers or other counterparties identified as restricted parties;

•	prohibition against making any investment decision, including proxy voting, for “socially directed” or any other reasons other than the investment return of the ERISA Account;

•	indicia of ownership of plan assets to be maintained in the U.S.;

•	a number of additional restrictions on Affiliated Party Transactions (see Transactions with Affiliates in Trading and Brokerage Policy); and

•	special rules relating to investing a plan asset account in TCW Funds or other mutual funds advised by TCW, including the avoidance of double charging fee.

Proxy voting rights are an asset of an ERISA plan and voting proxies falls within the scope of TCW’s duties as an investment manager, unless the ERISA plan’s fiduciary appointing TCW has reserved this right to itself or to another fiduciary. When voting proxies on behalf of an ERISA Account, TCW must vote only in the best economic interest of the ERISA Account. ERISA also imposes monitoring and record retention requirements with respect to proxy voting. Portfolio managers must comply with the Proxy Voting section and Proxy Voting Guidelines and Procedures Appendix of this Portfolio Management Policy.

For certain commingled funds, a determination may be made to avoid being subject to ERISA’s restrictions by qualifying the fund as a “venture capital operating company” (or VCOC) under ERISA. If that is the case, the portfolio managers will receive guidance from the Legal Department and, as appropriate, outside counsel, regarding how to qualify the fund as a VCOC, which must be done from the fund’s first long-term investment, and how to maintain that qualification on an ongoing basis. In general, VCOC qualification will involve obtaining contractual management rights for some of the fund’s investments and exercising those rights.

Conflicts Of Interest

Overview

If a portfolio manager identifies a potential conflict, the portfolio manager should contact the Legal Department, General Counsel, or Chief Compliance Officer. Remember that ERISA Accounts operate under a higher standard of care – please contact the Legal Department for any ERISA-related issues (particularly relating to transactions with affiliated parties). Distressed investment strategies may also present unique conflict of interest issues, and a discussion of these potential conflicts is found in Appendix A.

What Is A Conflict Of Interest?

A conflict of interest occurs when the Firm’s interests could compete or conflict with the client’s interests. Conflicts of interest that may arise in the portfolio management process include, among others:

•	transactions with Affiliates (see the Trading and Brokerage Policy);

•	allocating trades and Cross Trades (see the Trading and Brokerage Policy);

•	employee trading in securities that also are held in client accounts (see Code of Ethics);

•	incentive or transaction fee arrangements;

•	different Accounts investing in different classes of a company’s capital structure and at different times (see Appendix A and the Trading and Brokerage Policy);

•	counter-directional trades, including where one Account is selling a security that another Account is buying;

•	take-out transaction by an Account of another;

•	an Account investing in a Firm-managed commingled investment vehicle (“pyramiding”);

•	selection of brokers and counterparties (see the Trading and Brokerage Policy);

•	best execution or use of soft dollars (see the Trading and Brokerage Policy);

•	information barrier and ethical wall process (see Code of Ethics);

•	outside employment, political contributions or other business activities (see Code of Ethics); and

•	any two groups holding potentially adverse positions in securities of a single issuer.

How Are Conflicts Of Interest Managed?

Conflicts of interest are managed by the Firm in several ways, including, but not limited to:

•	written policies and procedures;

•	the Approving Officer approval process required to be followed before an employee engages in any outside business activity (See Code of Ethics, “Outside Business Activities”);

•	maintenance of the Conflict of Interest (COI) matrix;

•	training;

•	certain committees;

•	the use of information barriers (e.g., Ethical Wall/Informational Barrier) to avoid insider trading and market manipulation risks (See Code of Ethics); and

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review by the Legal and/or Compliance Departments of disclosures given to ERISA and other clients regarding potential conflicts, and written procedures in the Code of Ethics (including personal investment transactions, political activities & contributions, gifts and entertainment and confidentiality).

Valuation Procedures

Overview

Valuation methods may include, among others, market quotations from established markets, independent pricing services, third party dealer quotes or portfolio manager valuations.

Pricing Committee

The Firm has a Pricing Committee that is responsible for:

•	establishing valuation policies and procedures, including for price overrides,

•	periodically reviewing pricing reports and providing general oversight of the valuation process, and

•	establishing review parameters for internally priced marketable securities.

The Board of Directors of the TCW Mutual Funds, the Board of Trustees of the MetWest Mutual Funds and TCW Alternative Funds have designated the Pricing Committee to make all necessary determinations of the fair valuation of securities.

The Pricing Committee authorizes certain employees to review and approve price overrides and perform such other actions authorized by the Pricing Committee (each authorized employee, a “Pricing Officer”). The Pricing Committee generally meets quarterly and on an as-needed basis.

The portfolio management group provides information concerning pricing matters to the Pricing Committee and/ or a Pricing Officer, whose role is to evaluate the reasonableness of courses of action. Pricing Officer actions are recorded in the designated repository.

The Firm will report to the Board of Directors of the TCW Mutual Funds, the Board of Trustees of the MetWest Mutual Funds and TCW Alternative Funds not less frequently than quarterly any security that has been fair value priced.

Procedures

These valuation procedures apply unless the Firm is required to value investments based on a contract or enunciated procedure that otherwise specifies how to value those investments. Valuation in connection with audited financial statements of an Account or fund is determined in accordance with US GAAP or other method as required and/or specified in the account or fund documents. Specific accounting standards apply to valuation in connection with GAAP-audited financial statements, such as the Accounting Standards Codification Topic 820 (Fair Value Measurements and Disclosures).

•	For Market Traded Securities in Accounts and Mutual Funds, values are generally determined as follows:

If Recognized Market Price Readily

Available Other Situations

At the current price on the Recognized Market, provided, however, securities listed on the NASDAQ Stock Market, Inc., will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. For listed options, mid-price will be used as the primary source for valuation. Mid-price is the average of closing bid and ask prices. In absence of a mid-price (lack of one side of the spread), the last traded price will be used. If an option did not trade, then either bid or ask will be used. For listed futures contracts, they are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. All other derivatives that are traded over-the-counter are valued using prices obtained from independent pricing services or broker quotes. If a Recognized Market price is not readily available or market illiquidity exists, based on prices obtained from independent pricing services or third party broker quotes.

Other securities that are traded on over-the-counter markets will be valued at current mid-price using an independent pricing service or as quoted by a leading dealer making a market in the security being valued.

Securities and assets for which market quotations are not readily available, market illiquidity exists or which cannot be accurately valued by the Account’s administrator within the above referenced pricing procedures must be valued at fair value that is approved in good faith by the Pricing Officer.

•	For Alternative Strategies, the Firm values investments according to the Valuation Process for Certain Alternative Strategies Appendix B of this policy.

•	A CDO’s investments normally are not valued to reflect market price, but are carried at values according to governing documents.

Fair Valuation

If a Material Issuer Event or Material Market Event exists that is not reflected in the market pricing otherwise determined, or the portfolio manager believes the value obtained from pricing services and broker quotes is unreliable, Market Traded Securities are valued based on a fair valuation approved by a Pricing Officer.

The portfolio manager for the strategy will promptly provide a Pricing Officer with information necessary to make a proper determination of the fair value of investments or the procedure for making that determination. Based on this information, a Pricing Officer may consider such factors the Pricing Officer deems appropriate to determine fair value.

Record Retention

Records of valuations and backup for those valuations are maintained according to the following:

Type of Account Retention Requirement

Marketable Securities Strategies When valuations are provided to the appropriate back office provider by a third- party pricing service (e.g., pricing service feed), evidence of the source of the valuations is maintained with the accounting records for the Account; and

Each portfolio management group that provides valuations to the Firm’s applicable back office provides written evidence of the source of the valuations (e.g., actual broker quotes or third-party pricing service valuations). If not a fair valued or overridden price, the applicable back office is responsible for maintaining records of that evidence. If a fair valued or overridden price, the portfolio management group is responsible for maintaining evidence of source of valuations.

Mutual Funds The original pricing sources are obtained by the respective administrator of the TCW Mutual Funds, the MetWest Mutual Funds and TCW Alternative Funds and are responsible for maintaining records of the evidence of the price received, except if the price of a security is fair valued or overridden, in which case the Advisor is responsible for maintaining evidence of source of valuations.

Alternative Strategies For Market Traded Securities, the applicable portfolio management group provides the applicable back office provider with written evidence of the basis of the valuations. The applicable back office provider is responsible for maintaining records of that evidence, except if the price of a security is fair valued or overridden, in which case the portfolio management group is responsible for providing or maintaining written evidence of the basis of valuations.

If not Market Traded Securities, the applicable portfolio management group retains written evidence of the basis of the valuations.

The evidence of the basis of valuations is maintained for the period of time required in the Corporate and Operational Policies with respect to records necessary to backup the calculation of performance information.

Distribution of Research

Overview

The following procedures restrict the distribution of Research by the Firm, whether internally generated by the Firm (“Internal Research”) or received from outside sources (“External Research”). “Research”, for these purposes, may be defined as any written communication (including an electronic communication) that includes an analysis of a security or an issuer and provides information reasonably sufficient upon which to base an investment decision. Research does not include material that only contains broad economic or market analyses (including of market sectors) however, you must comply with any legends or statements in that material limiting use or distribution.

External Distribution

External Research The Firm does not permit the distribution of External Research to clients or third parties.

Internal Research –

Distribution to third parties Stale Research – Research reports that were written or last updated three months or more prior to the date of intended distribution are considered stale research reports (“Stale Research”). Subject to the following requirements, Stale Research may be provided to third parties without prior approval.

Requirements for distribution of Stale Research: Prior to distribution of Stale Research, you must notify Communications of your intended use, and provide the name of each intended recipient. Stale Research must also 1) contain the applicable research disclaimer, available from Communications, 2) bear the name of the recipient third party, and 3) include the header “Confidential – Not for Re-Distribution”.

Current Research – Research reports which were written or updated less than three months prior to the intended date of distribution are considered current research reports (“Current Research”). Current Research may not be distributed without prior approval. To obtain prior approval Current Research requests must be submitted to the Communications Department for review and approval by Marketing Compliance.

At a minimum, Marketing Compliance will request that you confirm the following for Current Research requests: a) the report does not contain recommendations; b) the report does not discuss a security which is currently under active consideration at its current price for acquisition or sale (other than sales or acquisitions solely for the purpose of portfolio re-balancing, to address redemptions, new fundings, or the like); c) the report does not relate to a current holding of the portfolio for which the recipient is considering an investment; and d) one of the following individuals has approved distribution of the report: the director of equity or fixed income research (as appropriate), applicable portfolio manager, or, if neither of the prior two are available, any senior research officer or portfolio manager. It is important to note that additional information may be requested by Marketing Compliance for purposes of considering a Current Research request.

Please note, approval for a Current Research request does not serve as approval for use of the same Current Research at a later time. Subsequent requests must be submitted through the Communications Department, and will be reviewed anew by Marketing Compliance. For such subsequent requests, the requesting party will again be asked to provide, at a minimum, the above confirmations, as well as any other information that Marketing Compliance deems necessary for its review and consideration.

Internal Research –

Distribution to clients Subject to the following requirements, Current and/or Stale Research analysis regarding a client’s existing portfolio may be provided to that client without prior approval.

Requirements for distribution of Current or Stale Research to Clients: Prior to distribution of such research, you must notify Communications of your intended use, and provide the name of each intended recipient. Such research must 1) not contain recommendations regarding transactions in securities, 2) and the research must contain the research disclaimer, which can be obtained from Communications. In addition, all such research must bear the name of the recipient client and a header of “Confidential – Not for Re-Distribution”.

Note that this policy only applies to the product or strategy in which the client is currently invested, and not to any other products or strategies for which the client is not currently invested (in which case, the client will be treated as a third party for such purposes).

Any questions must be referred to the Marketing Compliance. Anyone providing approval should maintain readily accessible records of the approval.

Internal Distribution

Subject to the immediate preceding External Distribution discussion above, the Firm’s research, including internally generated research, is proprietary and intended only for the Firm’s own investment management business. Access to the Firm’s central research database is limited to approved individuals, and research reports posted there are required to have a disclaimer disclosing, among other things, the contingent nature of the search report and its limited use. The Director of Equity Research, with the advice of the General Counsel, is responsible for approving individuals allowed to access Internal Research and maintains a list of the individuals approved for access to the central research database.

Proxy Voting

Portfolio managers must comply with the proxy voting requirements set forth in the client’s advisory or sub-advisory agreement, the commingled investment vehicle’s offering documents, or other governing documents. The proxy voting guidelines are attached in Appendix C.

Corporate Actions

The Firm’s policy is intended to respond to corporate actions in a manner which, in the Firm’s view, best serves the interests of its clients in their capacity as shareholders of a company.

TCW’s Back Office, or other applicable group, receives announcements related to the securities in the Firm’s portfolios and sends the information to the TCW product group. The product group evaluates the corporate action announcements and makes any necessary decisions regarding the corporate action to serve the long-term financial interests of the clients. With respect to voluntary corporate actions (e.g., tender offers, rights offerings, dividends elections, conversions, purchase offers, and exchange offers), the Firm has the option to participate, decline to participate or take no action. With respect to mandatory corporate actions (e.g., stock dividends, spin- offs, mergers, name changes, redemptions or calls by an issuer of a security), the Firm is not required to give any instructions.

At least weekly, TCW’s Back Office, or other applicable group, provides a report of each outstanding open corporate action requiring a response from the Firm.

New Product Procedures

Before launching a new product, or making any significant change to an existing product, the product group must notify the Chief Operating Officer, Head of Investment Technology and/or the General Counsel. These officers will seek input from the applicable investment professionals and from operations, compliance, risk, marketing, communications, and other groups within the Firm as appropriate to consider and resolve any issues associated with the proposed new product. The Product Development Working Group will be convened as necessary to support the development and launch of the new product.

Level 1 New Products: If the new product is a follow-on to an existing product without significant changes, the New Product Working Group will review and consider the proposed product and work with applicable groups within the firm to support the launch of the new product, but no formal approval is required.

Level 2 New Products: If the new product is a follow-on to an existing product with significant changes, then in addition to the review required for Level 1 New Products, the unanimous approval of the Chief Operating Officer, General Counsel, Head of Investment Technology, head of the applicable marketing group, and head of the product group is required.

Level 3 New Products: If the new product is a completely new product, then the review and approval required for Level 2 New Products is required, and in addition the approval of the CEO is required.

Mutual Funds: If the new product is a mutual fund, then the applicable Level 1, 2 or 3 New Products review is required, and in addition the approval of the mutual fund Board of Directors is required.

From time to time a need arises to set up a new entity in connection with forming a commingled investment vehicle or in connection with a particular investment. Creation of new entities entails both initial structuring issues as well as ongoing administrative burdens, including compliance, entity governance procedures, state and regulatory filings, tax compliance, entity-level accounting and consolidation issues.

Therefore, prior to creating a new entity (whether instigated by outside counsel or the product group), contact the Legal Department to obtain guidance on the entity formation and administration process.

Once a new entity is formed, the product group should make sure that the Legal Department, Tax Director, CFR, and Corporate Finance all have copies of the formation documents.

General Rule

Safeguarding client assets is of the utmost importance to the Firm and its clients. When the Firm has custody or possession of clients’ securities or funds, it will protect and safeguard the clients’ assets.

What Is Custody?

The Firm generally has custody when it:

•	has possession of client funds or securities, or

•	has the right to direct the client’s securities or funds in any manner.

Registered Advisors - Special Requirements

Each TCW Advisor is subject to a special rule governing custody of client securities and funds that creates special situations in which the TCW Advisors are considered to have custody of the client funds and securities.

Circumstance Custody

The TCW Adviser has possession of client funds and securities    Yes

The TCW Adviser or an Affiliate is the custodian of an account or fund managed by the adviser.    Yes

The TCW Adviser can withdraw client funds or securities directly from the client’s account    Yes

The TCW Adviser or an Affiliate is the general partner of a limited partnership, the trustee of a trust, or the managing member of a limited liability company managed by the adviser    Yes

The TCW Adviser has possession of checks drawn by clients but made payable to third-parties    No

The TCW Adviser inadvertently has possession of client funds or securities, and returns them to the sender (not the client or the client’s custodian) within 3 business days of receiving them    No

The TCW Adviser by possession of client property other than funds or securities    No

The TCW Adviser only has authority to direct the custodian to make payment versus delivery of securities or cash from the client account    No

The Account is a TCW Mutual Fund or other RIC. No

The determination of whether the Firm has custody of client funds or securities and what legal requirements apply is complex and should be referred to the Legal Department.

CUSTODIAN REQUIRED

In addition, a TCW Advisor is prohibited from having actual physical possession of client funds or securities, with limited exceptions.

•	the client’s funds and securities for all accounts and funds must be maintained with a Qualified Custodian,

•	the TCW Adviser has special notification duties if it opens an account with a custodian on behalf of the client, and

•	If the TCW Adviser has custody under the SEC rule, it must

have a reasonable basis to believe that the client is receiving at least a quarterly a statement specifying all transactions during the period in the Account, and the amount of funds and each security in the Account at the end of the period.

SPECIAL AUDIT (“SURPRISE AUDIT”)

An independent public accountant meeting certain standards must verify the funds and securities by a “surprise audit” each year in compliance with the Advisers Act rules for each Account for which the TCW Adviser has custody, unless one the following exceptions apply:

•

the Account is a managed commingled fund, and it has audited GAAP financial statements prepared by qualified accountants that are distributed to all limited partners, members and beneficial owners within 120 days of the end of the fund fiscal year, and promptly following liquidation , or

•	The TCW Adviser has custody solely because it has the authority to make withdrawals from the Account to pay the advisory fee, or

•	The TCW Adviser has custody solely because a related person is the custodian, if the TCW Adviser determines and documents that the related person is “operationally independent”.

For each Account for which a related person is the custodian, the TCW Adviser must obtain annually a written internal control report prepared by an independent public accountant meeting the requirements of the SEC’s rule.

Account Opening and Annual Review Procedures

During the account opening process for a new Account, the attorney in the Legal Department responsible for a new account or fund will:

•	determine if the TCW Advisor has custody and notify the attorney in the Legal Department assigned to prepare the surprise audit list of any such Accounts, and

•	if the TCW Advisor opens a custodial Account, ensure that the required client notification is given as part of the contract process.

On an annual basis, the attorney in the Legal Department assigned responsibility for developing the surprise audit list will:

•	identify the Accounts subject to surprise audit and provide that information to Corporate Finance and CFR,

•	follow-up with the independent public accountants conducting surprise audits for verification that they have made required filings with the SEC and for copies of those filings,

•

confirm, with assistance from CFR, Investment Operations, Corporate Finance Department and portfolio managers, as necessary, that the Firm Advisors verify that the qualified custodians are meeting the custody statement requirements for Accounts for which the TCW Advisors have custody.

•	Obtain any required written internal control report for related party custodians, and

•	Prepare annually any required memorandum documenting that a related party custodian is operationally independent.

Firm Handling of Physical Securities

There may be rare instances in which the Firm may need to receive the physical securities on behalf of a client, generally in connection with alternative investments. A product group that expects that it may need to receive such securities should contact the Legal Department for review prior to receiving the securities.

In most instances, securities can be delivered by clients and third parties, such as law firms handling closings, directly to the client custodian without the Firm first receiving the securities.

Class Actions

From time to time, Firm clients and former clients own or have owned securities that are the subject of class action lawsuits. Generally, holders of securities within a given class period are entitled to participate in the recovery or settlement in a class action lawsuit by filing a Proof of Claim. All class members normally are bound by a court-approved settlement or judgment in a class action unless they have filed a timely Opt Out notice with the court or claims administrator.

The Firm views filing of Proofs of Claim in class actions as a corporate action that normally is to be performed by the custodian for the client or fund. In addition, the decision to file an Opt Out notice is an individual decision to be made by the client or fund.

Normally, custodians will receive notices of rights to participate in, or opt out of class action settlements. The Firm may also receive such notices from time to time. The Firm’s actions and responsibilities with respect to class action matters will depend on the role of the Firm with respect to the client or fund.

Desktop procedures concerning the class action process can be obtained from the Class Action Contacts.

Investment Advisory Accounts

Third Party Custodians

For Investment Advisory Accounts, the Firm:

•	does not have responsibility for filing notices regarding Opt Out rights and Proofs of Claim on behalf of the Investment Advisory Account, and

•

may, however, notify the Investment Advisory Account’s third party custodian, and the Client, as necessary, of any Opt Out Notice or Proof of Claim received by the Firm from the claims administrator or the court that is addressed to the Investment Advisory Account at the Firm’s address.

Commingled Funds & TCW Mutual Funds

For Commingled Funds & TCW Mutual Funds, if the Firm receives written notice of the right to participate in or opt out of, a class action, the Firm’s Class Action Contacts will:

•	notify the product group of the class action timing and filing requirements for a Proof of Claim to make the determination whether to exercise Opt Out rights relating to those Funds.

•

the class action contact for the applicable Funds will coordinate with the product group and/or custodian to ensure that the Proofs of Claim for the Funds are filed unless the Fund has elected to opt out of the class.

Reporting Of Holdings

Quarterly Holdings Report On Form 13F

As required by regulation, the Firm reports holdings of securities for which it or one or its direct or indirect subsidiaries has voting and/or investment discretion. The Firm or one of its Affiliates, as applicable, will file with the SEC a quarterly reporti within 45 days of the end of each calendar quarter, provided the Firm has investment discretion over securities with an aggregate fair market value of at least $100 million. The report requires the Firm to specify all Section 13F Securities for which the Firm exercises voting authority and/or investment discretion.

5% Holdings Report Under Schedules 13G And 13D

As required by regulation, the Firm or one of its Affiliates, as applicable, will file a report with the SEC when it directly or indirectly acquires beneficial ownership of more than 5% of any voting equity security:

•

of a class that is registered under Section 12 of the Exchange Act, of an insurance company that would have been required to be registered absent the exemption, issued by closed-end registered investment company, or issued by a Native Corporation pursuant to Section 37(d) (6) of the Alaska Native Claims Settlement Act.

The regulations contain a number of specific rules on the timing of filing reports and amendments thereto. For purposes of filing reports under Section 13, the Firm aggregates the holdings of securities by all of its advisory Affiliates. In most cases, the Firm is eligible to file its Section 13 Reports using Schedule 13G because the Firm is a registered investment adviser, and the Firm does not have the purpose or effect of changing or influencing control of the issuer. If a portfolio group within the Firm manages or has the right to vote 5% or more of the voting securities of an issuer and has the purpose or intent of changing or influencing control over an issuer, such portfolio group should contact the Legal Department immediately to determine whether a more extensive Section 13D Report should be filed. Generally, when the Firm collectively manages 20% or more of the voting equity securities of an issuer, the Firm will examine whether the Firm continues to be a passive investor and does not have the purpose or intent of changing or influencing control over the issuer.

Section 13H Filings (Large Trader Reporting)

As required by regulation, the Firm has acquired a large trader identification number under Rule 13h-1 of the Exchange Act. As a large trader, the Firm must submit an annual filing within 45 days after the end of each full calendar year, reporting the Firm’s list of broker-dealers. Additionally, the Firm must file an amended filing promptly following the end of each calendar quarter in which any of the previously reported information becomes stale.

Section 16 Filings

Each of the following must file with the SEC statements of transactions in Reportable Securities: direct or indirect beneficial owner of more than 10% of any class of Reportable Security, director of an issuer of Reportable Securities, and executive officers of an issuer of Reportable Securities.

For filings relating to the Firm’s investment activities, the Firm generally relies on an exemption from the filing requirements for certain institutions, including registered investment advisers, provided that the shares are not acquired with the purpose or effect of changing or influencing control.ii This exemption eliminates most of the Section 16 filings that would otherwise be required to be filed by the Firm. A few cases exist where the Firm’s portfolio managers have notified the Legal Department of an intent or desire to exercise control over an issuer and, in those few cases, the Legal Department coordinates with outside counsel to prepare any required Section 16 reports.

See the Registered Investment Company Policies for information concerning the filing requirements of directors and officers of TSI. Employees of the Firm are responsible for any filings relating to their personal investing and/ or director/officer positions held in a personal capacity.

Industry Holdings

Certain federal and state laws impose investment limits with respect to the acquisition and ownership of securities of certain regulated issuers. Acquiring a certain threshold amount of issuers in certain industries triggers a reporting and/or approval process. The trigger thresholds vary by industry, and the calculation of holdings also varies (i.e., whether the Firm’s holdings are aggregated). Failure to comply with the filing and/or approval requirements could result in the inability to vote shares, limits on the sale of shares, disgorgement of profits from trading (if control of an issuer is sought), or more frequent and burdensome disclosure. If you have any questions regarding specific industry, state or federal limitations, please contact Investment Compliance.

Foreign Holdings

Most securities regulators in foreign jurisdictions impose notification requirements if an entity holds more than a certain threshold amount of an issuer’s securities (generally 5% but as low as 3%). Each countries’ requirements regarding calculation of holdings also varies (i.e., whether the Firm’s holdings are aggregated), and filing requirements vary greatly. Contact the Legal Department to discuss filing and/or approval requirements.

Equity Investments in Banks or Bank Holding Companies

Strategies that make equity investments in banks or bank holding companies (collectively, “banking organizations”) are subject to certain regulatory restrictions under the Change in Bank Control Act and the

Statement of Policy issued by the Federal Reserve (the “Regulations”).iii These restrictions generally apply to entities that own 10% or more of any class of voting securities of a banking organization. Large minority investors in banking organizations typically have avoided acquiring a controlling influence over the banking organization under the Regulations by adhering to certain passivity commitments and by avoiding certain control-enhancing mechanisms.

Investment Compliance shall monitor investments in banking organizations to ensure compliance with the Regulations. In each instance where ownership of any class of voting securities of a banking organization approaches 10%, Investment Compliance will notify the Legal Department, who shall verify compliance with the Regulations.

See the Corporate and Operational Policies for record retention rules.

#

40 Act - Investment Company Act of 1940, as amended.

A

Account - A separate account and/or a commingled fund (e.g., limited partnership, trust, mutual fund, REIT, and CBO/CDO/ CLO).

Advisers Act - Investment Advisers Act of 1940, as amended.

Affiliate - Includes (i) any person directly or indirectly controlling, controlled by or under common control with the Firm, iv or (ii) in the case of TCW Mutual Funds, MetWest Funds or RICs, a 5% ownership interest in an entity by a TCW Mutual Fund or MetWest Fund.

Affiliated Party Transaction - A transaction between Affiliates.

B

BNY Mellon - The Bank of New York Mellon, the entity to which the Firm has outsourced client accounting and related operations for all Accounts other than the Firm’s proprietary mutual funds and wrap accounts.

C

CBO - Collateralized bond obligation.

CDO - Collateralized debt obligation. A security backed by a pool of bonds, loans, and other assets.

CEA - Commodity Exchange Act.

CFR - Client & Fund Reporting, the Firm department responsible for operational and accounting activities.

Class Action Contacts - Investment Operations for the Fixed Income Group. Client Services for all other strategies.

CLO - Collateralized loan obligation.

Compliance System - The third-party automated compliance system utilized by the Compliance Department and Investment Compliance.

Cross Trade - Any purchase or sale of securities by or from any

Account to another Account.

Custody - When an advisor has direct or indirect access to client assets.

D

Director of Equity Research – Shall be the person designated as Director of Equity Research at TCW.

E

ERISA - Employee Retirement Income Security Act of 1974, as amended, that was created to protect the interests of participants in private pension, health, life and other employee benefit plans.

Ethical Wall or Informational Barrier - The conscientious use of a combination of trading restrictions and information barriers designed to confine material non-public information to a given individual, group or department.

Exchange Act - Securities Exchange Act of 1934, as amended.

F

Firm or TCW - The TCW Group of companies.

Foreign Official - Includes (i) government officials, (ii) political party leaders, (iii) candidates for office, (iv) employees of state-owned enterprises (such as state-owned banks or pension plans), and (v) relatives or agents of a Foreign Official if a payment is made to such relative or agent of a Foreign Official with the knowledge or intent that it ultimately would benefit the Foreign Official.

H

Hedge Fund or TCW Hedge Fund - A fund or Account that has an opportunistic trading strategy, or an active trading strategy that is not a long-only strategy.

I

Investment Advisory Accounts - Separate account clients where the Firm’s role with respect to a client is investment adviser and where the client or fund has a third party custodian (e.g., separate accounts with their own custodian, wrap accounts, and mini-institutional accounts). For this purpose, sub-advised mutual funds or other sub-advised funds will be treated as a separate account.

Investment Compliance - The support group for certain trading areas that, among others, checks proposed trades and open trades against investment restrictions.

M

Market Traded Securities - Securities that are listed on a recognized exchange or traded on a recognized over-the-counter market.

Material Issuer Event - An event relating to a single issue in a market sector such as an announcement of a regulatory event or the security stops trading or if an issuer’s security price is stale.

Material Market Events - Includes natural disasters, armed conflicts, governmental actions, devaluation, sovereign debt default, or other macro developments affecting the securities markets.

MetWest – Metropolitan West Asset Management, LLC, a U.S. federally registered advisor and direct subsidiary of The TCW Group, Inc.

MetWest Mutual Funds - Metropolitan West Funds, each of its series, and any other proprietary, registered, open-end investment companies (mutual funds) advised by MetWest.

Most Favored Nation - A contractual commitment to a client not to enter into a more favorable arrangement in the future with another client without offering that arrangement to the existing client.

Mutual Fund Administrator - The outside administrator retained by each TCW Mutual Fund. Mutual Funds - The TCW Mutual Funds and the MetWest Mutual Funds.

N

Negotiated transactions - Privately negotiated transactions that a portfolio manager negotiates or in which the portfolio manager agrees to participate.

O

OFAC - Office of Foreign Assets Control of the U.S. Department of the Treasury.

P

PAG - Portfolio Analytics Group.

Physical Securities - Securities other than those that are transacted through Depository Trust Company or the Federal Reserve Bank.

Plan assets - Assets that are, or are treated under ERISA as being, assets of an ERISA plan.

Portfolio Management Policy - This Portfolio Management Policy.

Pricing Officer - Certain employees authorized by the Pricing Committee to review and approve price overrides and such other actions authorized by the Pricing Committee.

Q

Qualified Custodian - Includes (i) a banking institution organized under the laws of the U.S., (ii) a member bank of the Federal Reserve System, (iii) any other bank or trust company doing business under the laws of any state, a substantial portion of the business of which consists of receiving deposits or exercising fiduciary powers similar to national banks and which is supervised and examined by a state or federal authority having supervisory authority over banks and which is not operated to evade the provisions of the Advisers Act, (iv) a savings association that has deposits insured by the FDIC, (v) a registered broker-dealer,

(vi) a futures commission merchant registered under the CEA (but only for client funds, security futures, and incidental securities), and (vii) a foreign financial institution that customarily holds financial assets for its customers, provided it keeps advisory client’s assets in a customer account segregated from its proprietary assets.

R

Recognized Market - A recognized exchange or a recognized over- the-counter market.

REIT - Real estate investment trust.

Reportable Security - Any class of any equity security (other than an exempted security) that is registered under Section 12 of the Exchange Act.

Restricted Securities List - A list of the securities for which the Firm is generally limited firm-wide from engaging in transactions.

RIC - A registered investment company, such as TCW Funds, Inc., TCW Strategic Income Fund, Inc. and Metropolitan West Funds.

S

SEC - Securities and Exchange Commission.

Section 13F Securities - Equity securities of a class that are admitted to trading on a national securities exchange or quoted on the automated quotation system of a registered securities association.

T

TAMCO - TCW Asset Management Company LLC, a U.S. registered investment advisor and direct subsidiary of The TCW Group, Inc.

TCW Advisor - Includes TAMCO, TIMCO, MetWest and any other U.S. federally-registered advisors directly or indirectly controlled by The TCW Group, Inc.

TCW Alternative Funds or TAF – TCW Alternative Funds, including each of its series.

TCW Funds - TCW Funds, Inc., each of its series, and any other proprietary, registered, open-end investment companies (mutual funds) advised by TIMCO.

TCW Mutual Funds - Collectively, the TCW Funds, MetWest Mutual Funds, TCW Alternative Funds and TSI and any other registered investment company advised by TIMCO, MetWest or any other affiliate, unless otherwise indicated.

TCW’s Back Office - Investment Operations for the Fixed Income Group and Equities; BNY Mellon for most Alternatives strategies.

TIMCO - TCW Investment Management Company LLC, a U.S. registered investment advisor and direct subsidiary of The TCW Group, Inc.

TSI - TCW Strategic Income Fund, Inc., a registered, closed-end investment company advised by TIMCO.

Appendix A

Conflicts of Interest Policy concerning Distressed Strategies

Buying into Distressed Companies

A potential conflict arises when two or more Accounts make different types of investment (for example, debt and equity, or senior and subordinated debt) in an entity is either “distressed” or is expected to become distressed (a “Distressed Entity”), such that interests of the different Accounts may not necessarily be parallel. A member of the Legal and/or Compliance teams should be consulted for questions concerning potential conflicts of interests associated with distressed investing, particularly investments through a refinancing, restructuring, bridge loan, or other type of non-freely-trading investment.

Determining whether an entity is “distressed” is not always obvious, but some factors that may be indicative include:

•	significant rating agency downgrades (including cumulatively) or inclusion in rating agency “watch lists,”

•	designation of an issuer’s credit as being on a “watch list” by a portfolio group,

•	inability of an issuer to meet all of its payment obligations,

•	notice of default or potential default on credit agreements that are not cured within permitted time limits,

•	formation of creditors’ groups or committees,

•

any filing (voluntary or involuntary, by a creditor or the issuer) under federal, state or other laws relating to bankruptcy, reorganization restructuring, liquidation, receivership, insolvency, or similar laws. An entity also would generally be considered distressed before any filing if a likelihood existed of the above occurring,

•	an entity that is about to emerge from, or has recently emerged from, bankruptcy,

•

any proposal by an entity for a voluntary or out-of-court reorganization or restructuring of its capital structure resulting from financial pressures or inability to meet its obligations as they become due,

•	substantial judgments and/or fines are assessed against an issuer, which the issuer may be unable to pay, and

•	significant reductions in market price of the issuer’s equity or debt.

This list is not exhaustive, and other factors may provide indications of distress.

It is difficult to quantify what is “distressed” given changes in market conditions. Portfolio Managers should consult with the Legal Department if there is a question about whether a company is a Distressed Entity.

Buying the Same Class of Securities

One portfolio group managing securities in a Distressed Entity and another portfolio group also buying or selling the same class of securities generally should not create a conflict and, does not require any prior approval or consideration by a member of the Legal or Compliance departments, unless the security or issuer is listed on the Restricted Securities List. If after two different groups at the Firm make investments, an actual conflict arises between the two groups, the matter should be brought immediately to the attention of the General Counsel or CCO, or their respective designees.

Buying a Different Tranche in the Capital Structure

Purchases of different tranches of Distressed Entity securities by different groups or by the same group but for different Accounts at the Firm may present a potential conflict issue.

In the event a portfolio management group is managing an Account wishes to invest in a Distressed Entity in a non-trading transaction (i.e., refinancing, restructuring, bridge loan, etc.), and another Account managed by another portfolio management group has invested in a different class or tranche of securities of the same Distressed Entity, the Legal or Compliance Department should be consulted prior to making the non-trading investment, to make sure that the investment decision-making process being followed by each portfolio management group remains independent from one another. In addition, each portfolio management group should document their investment rationale as part of the decision-making process.

ERISA Accounts

Conflicts may also arise when dealing with ERISA Accounts, and the Legal Department should be consulted prior to investment for any ERISA specific issues.

Appendix B

Valuation Process for Certain Alternative Strategies

TCW Distressed

As a general matter, funds and accounts managed by the TCW Distressed Group are valued on a monthly basis, and/or whenever required. These funds and accounts value investments based on public market prices or quotes for securities for which such information is available.

The valuation process for investments whose market prices are not otherwise readily available is a multi-step process. First, the portfolio manager shall review and determine the proposed fair value of such investments, taking into account intrinsic characteristics of the asset and market considerations.

An external, independent valuation firm will generally also value the investments and will provide a valuation range for each investment on a quarterly basis. Alternatively, the TCW Pricing Committee may determine from time to time that it is in the best interest of the investors to fair value one or more specific securities, generally when (i) reliable sources of independent pricing data are not available at a cost that is reasonable under the circumstances, or at all, and/or (ii) the market value of the position is less than 1% of the NAV of the fund. Based on these inputs and subject to a review of either (a) the external, independent valuation firm’s range and related documentation or (b) the fair value determined by TCW’s Pricing Committee, valuation of the investments are determined by the portfolio management team utilizing the midpoint of range provided.

All relevant factors should generally be considered in determining fair value including, without limitation, any of the following factors as may be deemed relevant: current financial position and current and historical operating results of the issuer; potential changes in outlook of the issuer and/or markets; sales prices of recent public or private transactions in the same or similar securities, including transactions on any securities exchange on which such securities are listed or in the over-the-counter market; general level of interest rates; recent trading volume of the security; restrictions on transfer including rights, if any, to require registration of securities by the issuer under the securities laws; any liquidation preference or other special feature or term of the security; significant recent events affecting the investment, including any pending private placement, public offering, merger, or acquisition; the price paid to acquire the asset; performance of the asset relative to expectations; the percentage of the issuer’s outstanding securities that is owned and all other factors believed by the portfolio managers or the TCW Pricing Committee to affect value.

Appendix C

Proxy Voting Guidelines and Procedures

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).

Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of the Adviser’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. Consistent with its fiduciary obligations, the Adviser will be responsible for periodically verifying the Sub-Adviser’s implementation of its proxy voting policy with respect to the TCW-managed portfolio.

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. In the event of a conflict between contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.

As a matter of firm policy, TCW does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.

Philosophy

When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will liaise with the portfolio manager as necessary to clarify the rationale. If the Proxy Specialist is unable to resolve the question to their satisfaction after liaising with the relevant portfolio manager, TCW’s Director of Research (the “Director of Research”) will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:

•

Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances and will submit his/her analysis to the Proxy Committee for its approval. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

•

Where an employee of TCW sits on the board of a public company, the Proxy Specialist will determine whether such board member is the portfolio manager for the account holding the security, or whether the board member has spoken with the portfolio managers for the account holding the security. If either the particular board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

•

When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.

•

Where the issuer is a known affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

•

Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and

(v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, although it is typically both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director and management nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	For routine management proposals

•	For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights

Capital Structure

•	For reasonable changes in authorized common stock

•	For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For amending or canceling a class or series of preferred stock

•	Against authorizing and for eliminating or amending dual or multiple classes of common stock

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•

For mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

•	Case-by-case on cumulative voting Board of Directors

•	For limiting the liability of directors

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

Anti-Takeover Provisions

•	Against the concept of a classified board

•	Against the concept of a shareholder rights plan (poison pill)

•	Against eliminating or limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating or limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against fair price provisions

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	Against opting into a state takeover statutory provision

Compensation

•	In favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans

•	For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Refer on assuming stock incentive plans

•	With management on “say on pay” proposals Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against making changes to board or chairman election, composition or eligibility requirements

•	Against changing the annual meeting location or date

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	Against urging the creation of a shareholder committee

•	Case-by-case on adopting cumulative voting

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	Against supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting or act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For the creation of a compensation and a nominating committee

•	For increasing the independence of key committees Social Issue Proposals

•	For proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting

•	Against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

Endnotes

i The quarterly report is filed on Form 13F.

ii Rule 16 a-1 of the Exchange Act.

iii See 12 U.S.C. § 1841(a)(2), 12 C.F.R. § 225.31(d), and 12 C.F.R. 225.144

iv “Control” includes power to exercise controlling influence over management, policies, or voting control.

MONDRIAN INVESTMENT PARTNERS LIMITED

PROXY VOTING POLICIES AND PROCEDURES

February 2020

Introduction

Mondrian Investment Partners Limited (“Mondrian”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) and is authorised and regulated in the United Kingdom by the Financial Conduct Authority. Mondrian provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors.

Mondrian pursues an active investment management approach. As long-term investors, stewardship considerations are part of the initial purchase decision, subsequent monitoring of an investment and ongoing dialogue with an investee company. All of Mondrian’s fundamental equity investment products are driven by extensive, bottom-up fundamental company analysis and comprehensive engagement that includes active participation through the proxy voting process.

Mondrian has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in accordance with Rule 206(4)-6 of the Advisers Act to enable it to meet its fiduciary obligation to vote proxies in the best interests of its clients.

Voting Authority

Mondrian’s client agreements define the scope of its authority and responsibilities to vote proxies on behalf of each client.

These typically fall into four categories:

Clients that delegate full discretion to Mondrian to vote proxies on their behalf

Clients that vary the scope of Mondrian’s voting authority by imposing specific guidelines

Clients that receive proxy voting advice from Mondrian in specific circumstances but undertake voting themselves

Clients that undertake to vote proxies themselves

Mondrian’s proxy voting procedures apply to all clients who grant discretion to vote proxies on their behalf. Where clients have adopted specific proxy voting policies, Mondrian will assess the extent to which they are consistent with its adopted guidelines. Where a client’s own proxy voting policy diverges significantly from Mondrian’s own guidelines, that client’s policy will be considered separately in order to vote those client’s proxies pursuant to their individual guidelines.

Proxy Voting Committee

Mondrian has established a Proxy Voting Committee (“the Committee”) to oversee the proxy voting process and ensure client proxies are voted according to the Procedures. The Committee consists of the following Mondrian personnel (i) two senior investment staff; (ii) Chief Operating Officer; and (iii) Chief Compliance Officer. Other senior investment staff are available to act as alternates in cases where conflicts of interest are identified. The Committee will meet as necessary to enable Mondrian to fulfill its fiduciary duty to vote proxies for clients.

Determining the Proxy Voting Procedures

The Committee reviews and approves the Procedures on a yearly basis. The Procedures are reviewed during the first quarter of the year and may be reviewed at other times as necessary. When reviewing the Procedures, the Committee seeks to establish if the Procedures are consistent with the goal of voting in the best interests of all clients and maximising the value of the underlying shares. The Committee will also review the Procedures to ensure compliance with rules promulgated by the SEC and other relevant regulatory bodies. After the Procedures are approved by the Committee, Mondrian will vote proxies or give advice on voting proxies in accordance with such Procedures.

Proxy Voting Guidelines

Mondrian contracts with a Proxy Voting Adviser for the provision of voting advice and to facilitate the process of voting proxies. Proxy Voting Advisers commonly produce guidelines for proxy voting (“the Guidelines”) that summarise their approach to voting on commonly occurring issues. The Committee reviews these Guidelines annually to determine whether voting proxies pursuant to the Guidelines is in the best interests its clients. If the Guidelines remain consistent with Mondrian’s fiduciary duty and expectations for good corporate governance, Mondrian will adopt the Guidelines as the basis for its own proxy voting policy.

Mondrian may vote certain issues counter to the Guidelines if, after a thorough review, it determines that a client’s best interests would be served by such a vote. In situations where the Guidelines do not cover a specific voting issue, Mondrian will vote on such issues in a manner consistent with the spirit of the Guidelines and that promotes the best interests of the client.

Mondrian has appointed Institutional Shareholder Services (“ISS”) as its Proxy Voting Adviser in 2020. Details of the Proxy Adviser’s voting guidelines are published on their website (https://www.issgovernance.com/policy-gateway/voting-policies/). Mondrian has procedures to monitor and evaluate the performance of its Proxy Voting Adviser to ensure Mondrian’s ongoing ability to casts votes in the best interest of its clients.

Procedure for Voting Proxies

Mondrian authorises and instructs client custodians to forward proxy materials to Mondrian’s Proxy Voting Adviser to enable them to vote the proxies. Mondrian provides the Proxy Adviser with a list of client accounts and security holdings to make the adviser aware of which proxies it will vote on. This list of clients and client holdings is regularly updated.

For active equity products, proxy voting items are forwarded to the investment teams when they are received. Each motion is reviewed by a portfolio manager from the investment team responsible for research coverage of that stock. The portfolio manager considers each motion, taking into account the relevant facts and circumstances that apply to that company, the Proxy Voting Adviser’s recommendation and any conflicts of interest that may exist. Where voting items are more complex, the portfolio manager will conduct further research and analysis as necessary to determine the voting action that is in the best interests of the client. In conducting the review, portfolio managers consider the advice of the Proxy Voting Adviser critically and are watchful for material errors of fact or methodology, particularly where these impact the voting recommendation. Where the portfolio manager’s review identifies potential errors or omissions in advice, they may conduct further research, including, but not limited to engaging with the company to gather further information, engaging with the Proxy Voting Adviser and reviewing such other Proxy Adviser’s advice that may be available to us. As a result of this engagement, Proxy Voting Advisers may issue updated advice and recommendations. Any material inaccuracies, methodological weakness, potential factual errors, and deficiencies in the Proxy Voting Advisers’ advice will be addressed to them at the time, during periodic service reviews and escalated to the Committee as part of its performance evaluation.

Where Mondrian’s analysis indicates that it is in the client’s best interests to vote contrary to the Proxy Adviser’s recommendation, the proxy motion will be referred to the Committee. The Committee will review the recommendations of the portfolio manager and the proxy voting adviser and conduct such further research and analysis as may be necessary to determine the vote that is most consistent with Mondrian’s Procedures.

Mondrian’s systematic equity portfolios will generally follow the Proxy Voting Adviser’s recommendation. Periodic sampling of their recommendations is conducted to ensure the recommendations are based on accurate information and are in clients’ best interests

All proxy voting decisions are actioned using an online platform (Sunrise) before being sent to the Proxy Voting Adviser and the client’s custodian. This mitigates the risks the pre-population of votes and ensures good record keeping practices.

Mondrian will attempt to vote every proxy which they or their agents receive where we have authority to do so. However, there are situations in which Mondrian may not be able to process a proxy. For example, Mondrian may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a proxy voting service and relationships with multiple custodians help avoid a situation where Mondrian is unable to vote a proxy.

Exceptions to Proxy Voting Procedure:

Shareblocking

In a number of countries in which Mondrian invests client assets local laws require the imposition of a trading block on shareholders once they have voted their proxies in relation to companies registered in that country. These trading blocks are usually for a defined period and can be for a number of weeks. Mondrian believes that in certain circumstances it is in the client’s greater interest to retain the ability to sell the shares rather than to participate in the proxy vote. In such countries, provided that the criteria set out below are met, neither registration to vote for a specific proxy nor the approval of the Proxy Voting Committee for a “no vote” decision will be required. The following criteria must be met before a “no vote” decision may be made:

•	the Mondrian analyst does not consider the proxy items to be material

•	a “no vote” decision by Mondrian would be unlikely to impact the outcome of the vote

•	the Mondrian analyst is not aware of any conflicts of interest in deciding not to vote

•	there is a possibility that Mondrian will wish to sell the shares in the near future

•	the Mondrian analyst is satisfied that by not voting the clients would not be disadvantaged relative to the risk of not being able to sell the shares during the share blocking period, and

•	a record is made justifying the decision

Qatar

Qatar’s commercial code now states that voting must be done in person at the AGM, this limits Mondrian’s ability to vote in this region.

Conflicts of Interest

Mondrian has established the procedures below to manage material conflicts of interest arising from proxy voting issues.

Where Mondrian is considering voting a proxy contrary to the Proxy Adviser’s recommendation, the Committee will assess the issue to see if there is any possible conflict of interest involving Mondrian. If there is no conflict of interest, the Committee will vote the proxy according to the process described in “Procedures for Voting Proxies”. If at least one member of the Committee identifies a conflict of interest, the Committee will normally use another independent analyst to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by the proxy voting adviser and any independent analyst to determine how to vote the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures. In these instances, the Committee must come to a majority decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with the proxy voting adviser’s recommendation.

Where proxy voting decisions are referred to the Committee, any members from investment teams that are invested in that stock will be recused from the Committee for that decision and alternates appointed in their place.

Mondrian will review, as part of its due diligence process and on an ongoing basis, that proxy voting advisers have robust policies and procedures to identify and address conflicts of interest. The Proxy Adviser has undertaken to disclose to Mondrian material conflicts of interest on an issuer level when a voting recommendation is received and provide a list of material conflicts of interest each quarter. Such conflicts include those relating to, but not limited to, provision of proxy voting recommendations or activities and services other than providing proxy voting recommendations (includes conflicts presented by certain affiliations, third parties with significant influence taking a position in a voting issue, conflicts where the Proxy Adviser provides consulting services to an issuer and in turn receives compensation).

There are a number of oversight and compliance monitoring functions incorporated into Mondrian’s Procedures to detect and assess that material conflict of interests are disclosed and monitored.

Oversight of Proxy Voting Advisers

Procedures for appointing and monitoring a Proxy Voting Advisory Firm

Mondrian utilises a third party firm to provide proxy voting advice and facilitate the proxy voting process. Mondrian conducts a due diligence process review prior to appointing and renewing contracts with a Proxy Adviser. Mondrian will continuously assess the Proxy Adviser in their capacity to provide proxy voting services, addressing any concerns as they arise and where necessary, escalating these concerns to the Committee.

Mondrian’s due diligence procedures considers factors including, but not limited to, the adviser’s capacity and competency to adequately discharge contracted services, disclosure on methods for formulating voting recommendations, procedures to identify and correct material deficiencies and provide updates regarding its methodologies, guidelines, and voting recommendations on an ongoing basis, including relevant business changes.

Mondrian maintains a Vendor Oversight Matrix as part of its Risk Management process. This is included as part of the Risk Management reporting that is assessed by the Compliance and Risk Committee and the Board of Directors. Proxy Advisers are risk rated and ongoing due diligence is based on this risk rating.

Compliance Monitoring Review

Mondrian’s Compliance & Risk team carries out periodic reviews to ensure that proxy votes are in accordance with its proxy voting policy and procedures. The reviews include:

Checking that adopted and implemented Procedures for voting proxies are properly documented;

Examining the integrity and the robustness of the Procedures, including accurate retention of records documenting voting decisions and ensuring votes cast are in accordance with these decisions;

Ensuring that conflicts of interest are clearly identified, disclosed and managed in accordance with the Procedures;

Reviewing sample votes to validate whether the Procedures were complied with, including where more analysis was needed on more complex motions (e.g. mergers); sampling votes where client has specific guidelines and evaluating that client specified policies were complied with.

Availability of Proxy Voting Information and Recordkeeping

Mondrian’s proxy voting procedures are provided to clients at the inception of a relationship and are available in Mondrian’s ADV and on Mondrian’s website.

Mondrian retains extensive records regarding proxy voting on behalf of clients. Mondrian will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of Mondrian’s clients; (iv) records of a client’s written request for information on how Mondrian voted proxies for the client, and any Mondrian written response to an oral or written client request for information on how Mondrian voted proxies for the client; and (v) any documents prepared by Mondrian that were material to making a decision how to vote or that memorialised the basis for that decision. These records will be maintained for at least five years.

In accordance with the European Shareholder Rights Directive II, Mondrian will disclose annually on its website how it has cast votes in general meetings during the reporting period. Clients may request information on how their proxies were voted from Mondrian at any time.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

GLOBAL PROXY VOTING POLICY SUMMARY

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy 1 voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless:

(i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents 3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action- consents with respect to fixed income securities.

Resolution of potential conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

1 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

PGIM, INC.

PROXY VOTING POLICIES

Summary

PGIM Fixed Income’s policy is to vote proxies in the best economic interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best economic interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best economic interest of its clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best economic interest of its clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by our its trade management oversight committee.

Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

PZENA INVESTMENT MANAGEMENT, LLC

PROXY VOTING, CORPORATE ACTIONS, & CLASS ACTIONS

Revised March 2020

INTRODUCTION

As a registered investment adviser and fiduciary, Pzena Investment Management, LLC (“PIM”) exercises our responsibility, where applicable, to vote in a manner that, in our judgement, is in the client’s best interest and will maximize shareholder value. The following policies and procedures have been established to ensure decision making consistent with PIM’s fiduciary responsibilities and applicable regulations under the Investment Company Act and Advisers Act.

GENERAL APPROACH

Each proxy that comes to PIM to be voted shall be evaluated in terms of what is in the best interest of our clients. We deem the best interest of clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability).

PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. Where PIM has voting responsibility on behalf of a client, and absent any client specific instructions, we generally follow the Voting Guidelines set forth below. These Guidelines, however, are not intended as rigid rules and do not cover all possible proxy topics. Each proxy issue will be considered individually and PIM reserves the right to evaluate each proxy vote on a case-by-case basis, as long as voting decisions reflect what is in the best interest of our clients.

In those instances where PIM does not have proxy voting responsibility, we shall forward any proxy materials to the client or to such other person as the client designates.

Proxy Voting Limitations

While PIM uses our best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. Such instances include but are not limited to share blocking, securities lending, if PIM concludes that abstention is in our clients’ economic interests and/or the value of the portfolio holding is indeterminable or insignificant.

VOTING GUIDELINES

The following Voting Guidelines summarize PIM’s positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted. These Guidelines are not exhaustive and do not cover all potential voting issues or the intricacies that may surround individual proxy votes. Actual proxy votes may also differ from the Guidelines presented, as we will evaluate each individual proxy on its own merit.

It is also worth noting that PIM considers the reputation, experience and competence of a company’s management and board when it researches and evaluates the merits of investing in a particular security. In general, PIM has confidence in the abilities and motives of the board and management of the companies in which we invest.

1)	ROUTINE BUSINESS

PIM will typically vote in accordance with the board and management on the items below and other routine issues when adequate information on the proposal is provided.

i.	Change in date and place of annual meeting (if not associated with a takeover)

ii.	Change in company name

iii.	Approval of financial statements

iv.	Reincorporation (unless to prevent takeover attempts)

v.	Stock splits

vi.	Amend bylaws/articles of association to bring in line with changes in local laws and regulations

PIM will oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

2)	CAPITAL STRUCTURE

Stock Issuance

PIM will consider on a case-by-case basis all proposals to increase the issuance of common stock, considering company-specific factors that include, at a minimum:

i.	Past board performance (use of authorized shares during the prior 3 years)

ii.	Stated purpose for the increase

iii.	Risks to shareholders of not approving the request

iv.	Potential dilutive impact

PIM will generally vote for such proposals (without preemptive rights) up to a maximum of 20% more than currently issued capital over a specified period, while taking into account management’s prior use of these preemptive rights. PIM will, however, vote against such proposals if restrictions on discounts are inadequate and/or the limit on the number of times the mandate may be refreshed are not in line with local market practices.

3)	AUDIT SERVICES

PIM is likely to support the approval of auditors unless,

i.	Independence is compromised

ii.	Non-audit (“other”) fees are greater than the sum of the audit fees[4], audit-related fees[5] and permissible tax fees[6]

iii.	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position

iv.

Serious concerns about accounting practices are identified such as fraud, misapplication of Generally Accepted Accounting Principles (“GAAP”) and material weaknesses identified in Section 404 disclosures of the Sarbanes-Oxley Act of 2002

[4]	Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with the SEC
[5]

Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

[6]

Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

PIM will also apply a case-by-case assessment to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

4)	COMPENSATION

PIM supports reasonable incentive programs designed to attract and retain key talent. PIM typically supports management’s discretion to set compensation for executive officers, so long as the plan aligns management and shareholder interests. PIM evaluates each plan in detail to assess whether the plan provides adequate incentive to reward long-term performance and the impact on shareholder value (e.g. dilution).

Say on Pay

PIM prefers a shareholder vote on compensation plans to provide a mechanism to register discontent with the plan itself or management team performance. As long as such proposals are non-binding and worded in a generic manner (unrestrictive to actual company plans), PIM will support them. In evaluating these proposals, PIM will generally consider, at minimum: company performance, pay practices relative to industry peers, potentially problematic pay practices and/or past unresponsive behavior.

Circumstances where PIM may oppose these proposals include:

i.	Restricts the company’s ability to hire new, suitable management

ii.	Restricts an otherwise responsible management team in some other way harmful to the company

Pay for Performance

PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Maintaining appropriate pay-for-performance alignment means executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Our evaluation of this issue will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; equity-based plan costs; and dilution.

Incentive Options

PIM is generally supportive of incentive options that provide the appropriate degree of pay-for-performance alignment (as per the above) and are therefore in shareholder best interest. PIM will vote case-by-case depending on certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa.

However, the following would generally cause PIM to vote against a management incentive arrangement:

i.	The proposed plan is in excess of 10% of shares

ii.	Company has issued 3% or more of outstanding shares in a single year in the recent past

iii.	The new plan replaces an existing plan before the existing plan’s termination date and some other terms of the new plan are likely to be adverse to the maximization of investment returns

iv.

The proposed plan resets options, or similarly compensates executives, for declines in a company’s stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

Golden Parachutes / Severance Agreements

PIM will vote on a case-by-case basis, considering at minimum existing change-in-control arrangements maintained with named executive officers and new or extended arrangements.

PIM will generally vote against such proposals if:

i.	The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry

ii.

The proposed parachute or severance arrangement is considerably more financially attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive’s then current compensation shall be voted against

iii.	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

Tax Deductibility

Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a case-by-case basis, considering the overall impact of the amendment(s).

Pay Peer Groups

PIM prefers that compensation peer groups are based on the industry not size, revenue or balance sheet.

5)	BOARD

Director Elections

PIM generally will evaluate director nominees individually and as a group based on our assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character. PIM will apply a case-by-case approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

Board Independence

PIM generally will withhold votes from or vote against any insiders on audit, compensation or nominating committees, and from any insiders and affiliated outsiders on boards that are not at least majority independent. PIM also prefers companies to have compensation and audit committees composed of entirely independent directors.

PIM may vote in favor of any such directors in exceptional circumstances where the company has shown significant improvement.

Board Size

PIM believes there is no optimal size or composition that fits every company. However, PIM prefers that the number of directors cannot be altered significantly without shareholder approval; otherwise potentially allowing the size of the board to be use as an anti-takeover defense.

Board Tenure

PIM believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the board. However, PIM prefers that boards do not have more than 50% of members serving for longer than 10 years to avoid board entrenchment and ‘group-think’.

Chairman/CEO

PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on our assessment of the strength of the company’s governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements. When the positions of Chairman and CEO are combined, PIM prefers that the company has a lead independent director to provide some independent oversight.

Cumulative Voting

PIM will generally vote against proposals to establish cumulative voting, as this leads to misaligned voting and economic interest in a company. The one exception being PIM will vote for proposals for cumulative voting at controlled companies where insider voting power is > 50%.

Director Over-Boarding

PIM will vote such proposals on a case-by-case basis but prefers that directors do not sit on more than 3 additional boards. In evaluating these proposals PIM will consider, at minimum, management tenure, director business expertise and director performance.

Classified Boards

PIM generally opposes classified boards because this makes a change in board control more difficult and hence may reduce the accountability of the board to shareholders. However, these proposals will be evaluated on a case-by-case basis and will consider, at minimum, company and director performance.

Board Diversity

PIM is generally supportive of a diverse board (age, race, gender etc.) that is representative of its customers and stakeholders. That said, PIM does not believe in board quotas or any restrictions on director tenure that could harm shareholder interests by preventing qualified board candidates from being nominated or forcing experienced or knowledgeable directors off the board.

6)	SHAREHOLDER RIGHTS

In general PIM does not support any proposals designed to limit shareholder rights; below we have outlined some of the issues we consider most important.

Special Meetings

PIM generally supports proposals enabling shareholders to call a special meeting of a company so long as at least a 15% threshold with a 1-year holding period is necessary for shareholders to do so. However, on a case-by-case basis, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

One Share, One Vote

PIM is generally opposed to proposals to create dual-class capitalization structures as these provide disparate voting rights to different groups of shareholders with similar economic investments. However, PIM will review proposals to eliminate a dual-class structure on a case-by-case basis, considering, at minimum, management’s prior record.

Supermajority

PIM does not support supermajority voting provisions with respect to corporate governance issues unless it would be in the best interest of shareholders. In general, vesting a minority with veto power over shareholder decisions could deter tender offers and hence adversely affect shareholder value.

Proxy Access

PIM will assess these proposals on a case-by-case basis but generally support proxy access proposals that include an ownership level and holding period of at least 3% for 3 years or 10% for 1 year.

7)	SOCIAL/ENVIRONMENTAL

PIM will consider environmental and social proposals on their own merits and make a case-by-case assessment. PIM will consider supporting proposals that address material issues if the we believe they will protect and/or enhance the long-term value of the company.

8)	ANTI-TAKEOVER

PIM generally supports anti-takeover measures that are in the best interest of shareholders and does not support anti-takeover measures such as poison pills that entrench management and/or thwart maximization of investment returns.

ROLES & RESPONSIBILITIES

Role of ISS

PIM has engaged Institutional Shareholder Services (“ISS”) to provide a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our client portfolios. They also vote, record and generate a voting activity report for our clients and assist us with recordkeeping and the mechanics of voting. In no circumstance shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by PIM. PIM retains responsibility for instructing ISS how to vote, and we still apply our own Voting Guidelines as set forth herein. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these Voting Guidelines (when they specifically cover the item being voted on), and to refer all other items back to PIM for instruction (when there is no PIM policy covering the vote).

Where a new client has funded its account by delivering a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS’ recommendations, since we will not have firsthand knowledge of the companies and cannot devote research time to them.

Role of Analyst

The analyst who is responsible for covering the company also votes the associated proxies since they have first-hand in-depth knowledge of the company. In evaluating proxy issues, the analyst will utilize a variety of sources to help come to a decision:

i.

Information gathered through in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes regular external engagements with senior management of portfolio companies and internal discussions with Portfolio Managers (“PMs”) and the Chief Investment Officer (“CIO”), as needed.

ii.	ISS reports to help identify and flag factual issues of relevance and importance.

iii.	Information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services.

iv.	Where applicable, any specific guidelines designated in writing by a client.

Proxy Voting Committee

To help make sure that PIM votes client proxies in accordance with our fiduciary obligation to maximize shareholder value, we have established a Proxy Voting Committee (“the Committee”) which is responsible for overseeing the Voting Guidelines. The Committee consists of representatives from Legal and Research, including our Chief Compliance Officer (“CCO”), Director of Research (“DOR”), and at least one PM (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The Committee will meet at least once annually and as often as necessary to oversee our approach to proxy voting.

The DOR is responsible for monitoring the analyst’s compliance with the Voting Guidelines, the CCO is responsible for monitoring overall compliance with these procedures and an internally-designated “Proxy Coordinator” is responsible for day-to-day proxy voting activities.

CONFLICTS OF INTEREST

PIM is sensitive to conflicts of interest that may arise in the proxy voting process. PIM believes that application of the Voting Guidelines should, in most cases, adequately address any potential conflicts of interest. However, if an actual or potential conflict of interest has been identified, PIM has put in place a variety of different mitigation strategies as outlined below.

Role of ISS

In the following instances, PIM will have no discretion to vote any portion of the proxy, but will instead defer to the recommendations of ISS and will vote strictly according to those recommendations:

i.	PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios.

ii.	PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios

iii.

A PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

On an annual basis, we will review the conflicts policies and Code of Conduct that ISS posts on its website.

In the extraordinary event that it is determined – by unanimous vote of the DOR, the Chief Executive Officer (“CEO”), and the analyst covering a particular company – the ISS recommendation on a particular proposal is materially adverse to the best interest of the clients, then the following alternative conflict resolution procedures will be followed:

i.

A designated member of PIM’s client service team will notify each client who holds the securities of the company soliciting the vote on such proposal, and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM’s conflict of interest, the ISS recommendation, and PIM’s recommendation).

ii.

The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy in the manner it deems to be in the best interest of the client.

Other Situations

Client Conflict

Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios, the following guidance should be followed:

i.

The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an analyst’s determination whether a vote for or against a proposal is in the best interest of our clients.

ii.

Where PIM determines that it is in the best interest of our clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of our other clients.

iii.

If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interest of our clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

Analyst Conflict

If the analyst voting the proxy also beneficially owns shares of the company in his/her personal trading accounts, they must notify the Proxy Coordinator and the DOR must sign off on the analyst’s votes for that company. It is the responsibility of each analyst to disclose such personal interest and obtain such approval. Any other owner, partner, officer, director, or employee of the PIM who has a personal or financial interest in the outcome of the vote is prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

VOTING PROCEDURES

If an analyst desires to vote contrary to the Voting Guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the analyst will discuss the vote with the CIO, and/or DOR and/or a PM for the strategy in which the security is held. The CIO, DOR and/or the PM, shall, in turn, determine how to vote the proxy based on the analyst’s recommendation and the long-term economic impact such vote will have on the securities held in client accounts. If the CIO, DOR and/or the PM agree with the analyst’s recommendation and determine that a contrary vote is advisable the analyst will provide written documentation of the reasons for the vote.

Vote Processing

It is understood that PIM’s and ISS’ ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Client Communication

PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. We also will update our ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

Return Proxies

The CCO or designee shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes.

CORPORATE ACTIONS

PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers) corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM’s portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. On a daily basis, a file of PIM’s security database is sent to a third-party service, Vantage, via an automated upload which then provides corporate action information for securities included in the file. This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.

Voluntary Corporate Actions

The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken for each voluntary corporate action received. In some instances, the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in certain corporate actions. Operations personnel will then notify each custodian bank, either through an online interface, via email, or with a signed faxed document of the election selected. Once all necessary information is received and the corporate action has been vetted, the event is processed in the portfolio accounting system and filed electronically. A log of holdings information related to the corporate action is maintained for each portfolio in order to confirm accuracy of processing.

CLASS ACTIONS

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.

RECORD KEEPING

PIM or ISS, on PIM’s behalf, maintains (i) copies of the proxy materials received by PIM for client securities; (ii) records of proxies that were not received and what actions were taken to obtain them; (iii) votes cast on behalf of clients by account; (iv) records of any correspondence made regarding specific proxies and the voting thereof; (v) client requests for proxy voting information (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX); (vi) documents prepared by PIM to inform and/or memorialize a voting decision, including these policies and procedures and any documentation related to a material conflict of interest; (vii) records of any deviations from broad Voting Guidelines. Such records will be maintained for a minimum of five years.

POLICY REVIEW

The Proxy Voting Committee reviews these Voting Guidelines and procedures at least annually and makes such changes as it deems appropriate, considering current trends and developments in corporate governance and related issues, as well as operational issues facing PIM            .

SILVERCREST ASSET MANAGEMENT GROUP LLC

POLICIES AND PROCEDURES REGARDING PROXY VOTING

February 2020

Silvercrest may be responsible for voting on shareholder proxies in connection with the securities held by its clients. Silvercrest will do so only in accordance with these policies and procedures, in the best interests of our clients, and/or as instructed by a specific client.

All capitalized terms used herein shall have the meaning set forth in the Firm’s Code of Conduct and Ethics, unless otherwise defined herein.

A.    General

In voting proxies, and determining whether to vote proxies, Silvercrest is guided by general fiduciary principles. The firm’s goal is to act prudently, and solely in the best interest of the beneficial owners of the accounts it manages. Silvercrest attempts to consider all aspects of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. Silvercrest does not necessarily have an obligation to vote every proxy; for example, Silvercrest may forego voting proxies if the client account that held the position no longer holds the position at the time of the vote, or the cost of voting (such as in the case of a vote regarding a foreign issuer that requires being physically present to vote) outweighs the anticipated benefit to the client’s account.

B.    Glass Lewis

In 2011, Silvercrest contracted with Broadridge Investor Communications Solutions, Inc. to receive its ProxyEdge product. Using the product, we subscribe to receive the corporate governance voting recommendations of Glass Lewis, the leading independent governance analysis and proxy voting firm in the industry. Pursuant to the agreement with Broadridge, Silvercrest has provided it with portfolio holdings data and, unless Silvercrest makes an independent determination that the recommendation of Glass Lewis is not in the best interest of the beneficial owners of the accounts it manages, Broadridge automatically votes in accordance with Glass Lewis’ recommendations.

Each year, Glass Lewis publishes, and we review its guidelines for analysis of proxy materials and voting. These guidelines will be provided to clients who request a more detailed description of the firm’s proxy policies.

Silvercrest conducted initial due diligence on Broadridge’s ProxyEdge product in order to ensure that Silvercrest continues to vote proxies in the best interests of our clients. However, a proxy advisory firm’s business and/or policies and procedures regarding conflicts of interest could change after Silvercrest’s initial assessment, and some changes could alter the effectiveness of the policies and procedures and require that Silvercrest make a subsequent assessment. Consequently, Silvercrest requires that Broadridge notify Silvercrest of business changes we consider relevant (i.e., with respect to Broadridge’s capacity and competency to provide proxy voting advice) or conflict policies and procedures. Silvercrest will verify its initial due diligence on an annual basis.

Clients continue to have the option to provide instructions regarding a specific vote of which they are aware.

C.     Custodians that do not utilize Broadridge ProxyEdge services

Clients who maintain their positions at certain custodians are not able to participate in the ProxyEdge service. Silvercrest votes proxies for those positions through other electronic means. In those cases, Silvercrest generally divides the proxies into two categories in determining how to vote: management proposals and shareholder proposals. Attached as Exhibit A hereto are guidelines to be applied in determining how to vote in each case. These guidelines are not strict, and each Silvercrest vote will depend on the facts and circumstances of each proposal, on a case-by-case basis, as determined by the Proxy Committee, which shall be a committee comprised of the Director of Operations, a member of the relevant trading desk and a member of the Compliance Department. Depending on the facts of a specific vote, Silvercrest may deviate from the guidelines entirely where the Proxy Committee deems it necessary in the best interests of our clients, and/or as instructed by a specific client.

D.    Voting Responsibilities

The Director of Operations, or his or her designee is the primary individual responsible for Proxy Voting. ProxyEdge reports and email notifications are reviewed periodically by the Director of Operations, or his or her designee, to ensure that 1) all proxy votes are recorded properly, 2) proxy voting guidelines are set up correctly for new portfolios, and 3) Silvercrest relinquishes all proxy voting for Silvercrest Asset Management Group Inc. (SAMG) to Silvercrest clients. In addition, Compliance conducts periodic reviews as well.

Although uncommon, Silvercrest may deem it necessary to vote against the recommendations of Glass Lewis. The Director of Operations, or his or her designee, will coordinate with the appropriate member of the Equity Research Group to determine whether the Glass Lewis recommendation is in our client’s best interest. Any vote placed against a Glass Lewis recommendation is documented by the appropriate member of the Equity Research Group.

E.    Conflicts of Interest

The firm’s policies and procedures regarding conflicts of interest, including those contained in the firm’s Code of Conduct and Ethics, govern those conflicts that arise in the context of proxy voting. Because Silvercrest’s business does not include proprietary trading, investment banking or short selling, few conflicts are likely to arise in the context of proxy voting. However, where they do, the following procedures should be followed.

All conflicts of interest must be brought to the attention of the Proxy Committee and the Chief Compliance Officer for resolution. The Chief Compliance Officer will work with the Proxy Committee to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Silvercrest’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer or a member of management of the issuer that is the subject of the proxy has a client relationship with Silvercrest. All other materiality determinations will be based on an assessment of the particular facts and circumstances. A member of the Proxy Committee shall maintain a written record of all materiality determinations.

If it is determined that a conflict of interest is not material, Silvercrest may vote proxies notwithstanding the existence of the conflict. If it is determined that a conflict of interest is material, the Chief Compliance Officer will work with the Proxy Committee to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other action as is deemed appropriate under the circumstances given the nature of the conflict.

F.    Notice to Clients

Silvercrest delivers to clients notice of its proxy voting procedures in a form and format attached hereto as Exhibit B, with which is enclosed a copy of the guidelines attached hereto as Exhibit A. This notice is sent upon opening an account and clients are also notified annually that they may obtain a copy of the notice upon request.

Associated Persons are encouraged to contact the Chief Compliance Officer with any questions regarding the Firm’s Policies and Procedures Regarding Proxy Voting.

Exhibit A

Proxy Voting General Guidelines

Management Proposals

I.	Vote in support of management on the following ballot items, which are fairly common management-sponsored initiatives:

•	Elections of directors who do not appear to have been remissin the performance of their oversight responsibilities

•	Approval of auditors

•	Directors’ and auditors’ compensation

•	Directors’ liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting

II. Vote in support of management on the following items, which have potentially substantial financial or best-interest impact:

•	Capitalization changes which eliminate other classes of stockand voting rights

•

Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific—ranging from 5% to 20%) of the outstanding shares

•	Elimination of “poison pill” rights

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in super-majority vote requirements

•	Adoption of anti-“greenmail” provisions

III. Vote against management (or do not vote in favor of management) on the following items, which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to by-laws which would require super-majority shareholder vote to pass or repeal certain provisions

•	Elimination of Shareholders’ Right to Call Special Meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of Meeting to Solicit Additional Votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. ERISA requires that the investment manager avoid using plan assets to attempt to affect such issues, instead examining shareholder proposals primarily to determine their economic impact on shareholders.

I.    Vote in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Requirements that auditors attend the annual meeting of shareholders

•	Establishment of an annual election of the board of directors

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provisions

II.    Vote against shareholders (or do not vote in favor of shareholders) on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•

Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

Exhibit B

NOTICE TO CLIENTS CONCERNING SILVERCREST ASSET MANAGEMENT’S

PROXY VOTING POLICIES AND PROCEDURES

Silvercrest Asset Management Group LLC is guided by general fiduciary principles. The firm’s goal is to act prudently, and solely in the best interest of the beneficial owners of the accounts it manages. Silvercrest has always considered all aspects of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

In the spirit of those principles and to ensure maximization of shareholder value, in 2011, Silvercrest contracted with Broadridge Investor Communications Solutions, Inc. to receive its ProxyEdge product. Using the product, we subscribe to receive the corporate governance voting recommendations of Glass Lewis, the leading independent governance analysis and proxy voting firm in the industry. Silvercrest has provided Broadridge with portfolio holdings data and, unless Silvercrest makes an independent determination that the recommendation of Glass Lewis is not in the best interest of the beneficial owners of the accounts it manages, Broadridge automatically votes in accordance with Glass Lewis’ recommendations. Broadridge continues to provide proxy data collection, vote submission and record storage.

Each year, Glass Lewis publishes its Proxy Paper Guidelines for the year’s proxy season. That document is a detailed description of the Glass Lewis approach to proxy advice. That document will be provided to Clients upon request.

Clients who maintain their positions at custodians that do not utilize the ProxyEdge voting service will have these positions voted through other electronic means. Enclosed are the firm’s guidelines with respect to proxy voting determinations for those clients. These guidelines are not strict, and each Silvercrest vote will depend on the facts and circumstances of each proposal, on a case-by-case basis. Depending on the facts of a specific vote, Silvercrest may deviate from the guidelines entirely where it deems it necessary in the best interests of our clients, and/or as instructed by a specific client.

All clients continue to have the option to provide instructions regarding a specific vote of which they are aware.

STEPHENS INVESTMENT MANAGEMENT GROUP, LLC

PROXY VOTING POLICIES AND PROCEDURES

Stephens Investment Management Group, LLC (“SIMG”) has adopted the policies and procedures set out below regarding the voting of proxies on securities held in investment advisory client accounts (the “Policy”). This Policy is designed by SIMG to comply with its legal, fiduciary and contractual obligations where SIMG has the authority to vote such proxies. SIMG is a fiduciary and owes each of its clients a duty of care and loyalty with respect to the services it has undertaken on the client’s behalf, including the voting of proxies. It is the policy of SIMG to vote all proxies on securities held in client investment advisory accounts over which the client has given SIMG voting authority (the “Proxies”) in the best interests of its clients.

RESPONSIBILITY

SIMG’s Board of Managers has responsibility for determining SIMG’s Proxy Voting Policies and Procedures, exceptions to the procedures and the framework for how SIMG will vote Proxies in accordance with these procedures. SIMG’s Proxy Committee consists of the Chief Investment Officer, the Chief Compliance Officer, the Portfolio Manager and the Financial Analyst who collectively have a broad and diverse range of experience in the financial services industry.

The responsibility for monitoring the Policy and the practices, disclosures and recordkeeping relating to SIMG’s Proxy voting will be coordinated through SIMG’s compliance department. Regular reports of proxy votes will be provided to SIMG’s Board of Managers, and SIMG’s Board of Managers shall review proxy voting on an ongoing basis.

PROCEDURES

SIMG has established procedures related to Proxy voting to implement the Policy set forth herein. The Policy and procedures may be amended or updated from time to time as appropriate.

Determining Responsibility to Vote Proxies. At the opening of each investment advisory client relationship, proxy voting responsibility, including any applicable regulatory requirements, will be determined, and any client proxy policies and/or guidelines regarding proxy voting will be ascertained. SIMG’s investment management agreements typically specify that SIMG will assume proxy voting authority, unless a client retains such authority.

Retaining Services of A Third Party Proxy Advisory Firm. SIMG’s Proxy Committee has determined that SIMG will utilize the services of a third party proxy advisory firm. In selecting a proxy advisory firm, SIMG will assess whether or not the proxy advisory firm has the necessary capacity and competence to adequately analyze proxy issues. In making this determination, SIMG will consider among other things the adequacy and quality of the proxy advisory firm’s staffing and personnel and the robustness of the proxy advisory firm’s policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest and other considerations believed by SIMG to be appropriate considering the nature and quality of the services to be provided to SIMG.

Voting and Voting Guidelines. SIMG has selected Institutional Shareholder Services Inc. (“ISS”), an independent proxy-advisory firm, to provide research, recommendations and other proxy voting services for client Proxies. Absent a determination by SIMG’s Proxy Committee to override ISS’s guidelines and/or recommendations, SIMG will vote all client Proxies in accordance with ISS guidelines and recommendations. SIMG has also retained ISS for its voting agent service to administer its Proxy voting operation. As such, ISS is responsible for submitting all Proxies in a timely manner and for maintaining appropriate records of Proxy votes. SIMG may choose to hire other service providers or replace or supplement any of the services SIMG currently receives from ISS.

ISS maintains Proxy Voting Guidelines and Policies (the “Guidelines”) that address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, and the election of directors, executive compensation, reorganizations, mergers and various shareholder proposals. These Guidelines may be amended by ISS from time to time.

Overrides. While it is generally SIMG’s policy to follow the most current version of the Guidelines and recommendations from ISS, SIMG retains the authority to adopt guidelines from time to time that differ from the Guidelines. In addition, SIMG retains the authority on any particular Proxy vote to vote differently from the Guidelines or a related ISS recommendation. Such authority may be exercised only by the Proxy Committee. With respect to changing any voting guidelines from the ISS Guidelines, the Proxy Committee will consider the reasons for changing the guidelines and will create and maintain a written record reflecting its reasons for adopting the changed guidelines.

Copies of upcoming proxy votes will be circulated to the Proxy Committee along with ISS’s recommendation for each proxy vote. Each Proxy Committee member will review the upcoming votes, and if any member of the Proxy Committee wishes to override ISS’s voting recommendation, a meeting of the Proxy Committee shall be convened to discuss whether to override ISS’s recommendation. The Proxy Committee shall:

(i)	consider the reasons for voting in a manner different from the ISS recommendation;

(ii)

consider whether there is a material conflict of interest between SIMG and its advisory clients or between the third party proxy advisory firm and any person that would make it inappropriate for the Proxy Committee to vote in a manner different from the ISS recommendations;

(iii)	exercise its judgment to vote the Proxy in the best interests of SIMG’s investment advisory clients; and

(iv)	create and maintain a written record reflecting the basis for its judgment as to such Proxy vote.

In the event that any member of the Proxy Committee has any material pecuniary interest (direct or indirect) in a Proxy matter that is separate and distinct from that of a shareholder of the Proxy issuer, then the member shall recuse himself from the Proxy Committee’s deliberations regarding that matter.

Input from Others. The Proxy Committee may, with respect to any particular proxy matter under consideration, solicit and/or receive input from any employee of SIMG or its affiliates (e.g., an employee with the Stephens Inc. Research Department), so long as neither the individual nor his or her department have a material interest in the outcome of the proxy matter under consideration that would potentially conflict with the economic interests of SIMG’s advisory clients. For example, the Proxy Committee should not solicit input from a Stephens Inc. investment banker with respect to a proxy matter if Stephens Inc. investment bankers are advising the issuer on the transaction underlying the proxy.

Conflicts of Interest. SIMG is part of a large financial services organization that has investment banking and other business relationships with, and/or ownership interests in, many issuers of securities. Such relationships may, from time to time, create or give rise to the appearance of a conflict of interest between SIMG (or its affiliates) and its clients. For example, an affiliate of SIMG may have an investment banking relationship with an issuer of voting securities that could create the potential for a conflict with SIMG’s duty, in the Proxy voting process, to act in the best economic interest of its investment advisory clients. SIMG has implemented procedures designed to prevent conflicts of interest from influencing its Proxy voting decisions. These procedures include information barriers and, most significantly, the use of an independent third party proxy advisory firm to assist SIMG in the Proxy voting process.

Recordkeeping. SIMG shall maintain relevant records, in paper or electronic format, through EDGAR or ISS, including Proxy statements, related research materials, Proxy ballots and votes, on an issue and client basis. SIMG shall also maintain copies of any written client request for Proxy voting information regarding investment advisory client securities and any written responses thereto.

Periodic Review. SIMG will provide ongoing oversight over any third party proxy advisory firm it retains to ensure that SIMG, through the third party, continues to vote proxies in the best interests of SIMG’s clients. Proxy voting for the most recent quarterly period will be presented to SIMG’s Board of Managers and reviewed by them each quarter.

Annually, SIMG shall review this proxy voting policy and its implementation over the past 12 month period. SIMG, as part of this review, shall assess its third party proxy voting advisory firm’s actions and recommendations. In this review, SIMG shall determine:

•	whether or not proxies have been voted in SIMG clients’ best interests;

•	whether or not any conflict of interest was identified in connection with proxy voting;

•	whether or not any business changes or other factors have influenced SIMG’s third party proxy advisory firm’s continued effectiveness and independence; and

•	whether or not SIMG’s proxy advisory firm continues to have the capacity to evaluate issues.

SUSTAINABLE GROWTH ADVISERS LP

PROXY VOTING POLICIES AND PROCEDURES

Sustainable Growth recognizes that the act of managing assets of clients can include the voting of proxies related to the stock. Each client can either: (i) delegate the power to vote proxies to the adviser; or (ii) retain the authority to vote his or her proxy. Where a client has delegated the power to vote proxies in his or her account, Sustainable Growth will vote the proxies in a manner that is in the best interests of the client. When Sustainable Growth has such responsibility, it will follow the Proxy Voting Policies and Procedures.

5.2.8.1	Proxy Voting

5.2.8.1.1	Proxy Voting Responsibility

At the inception of each investment adviser-client relationship, Sustainable Growth shall require the client to indicate whether the client or Sustainable Growth is responsible for voting proxies in one or more of the following documents:

•	Client’s investment advisory contract; or

•	Separate agreement between client and Sustainable Growth authorizing Sustainable Growth to vote client’s proxies.

5.2.8.1.2	Client Responsibility to Vote Proxies

If Sustainable Growth receives proxies related to a client’s securities and Sustainable Growth is not responsible for voting such proxies, Sustainable Growth shall make arrangements with the client and/or client’s custodian or take such other steps to ensure that the client timely receives such proxies.

5.2.8.1.3	Firm Responsibility to Vote Proxies

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), Sustainable Growth is responsible for voting the proxies related to that account.

5.2.8.1.4	Proxy Voting Responsibility Monitoring

The Portfolio Manager shall maintain records identifying those clients where Sustainable Growth exercises proxy voting authority and those clients where Sustainable Growth does not have such authority.

5.2.8.2	Retaining Third Party Proxy Advisory Firms

Sustainable Growth has retained the services of Broadridge Financial Solutions (utilizing its Proxy Edge service) for voting proxies and maintaining proxy voting records.

5.2.8.3	Proxy Voting Guidelines

Sustainable Growth shall vote proxies related to securities held by any client in a manner solely in the best interests of the client. Sustainable Growth shall consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment. Proxy votes will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, and maintain or increase the rights of shareholders. Proxy votes will be cast against proposals having the opposite effect. In voting on each and every issue, Sustainable Growth shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

From time to time, Sustainable Growth may have the option to elect to follow specific types of guidelines offered by a third-party proxy voting service (e.g., XYZ Guidelines, which follows AFL-CIO voting recommendations). While such specific guidelines may be in the best interest of a subset of clients (e.g., union pension plans), they may not be in the best interest of other clients. Furthermore, Sustainable Growth may receive an indirect benefit by choosing one type of guideline over another (e.g., it may be able to attract and retain union pension plans because of its pro-union proxy voting record). This practice may not be in the best interest of certain clients and may raise conflicts of interest. See INTECH Investment LLC, Investment Advisers Act Rel. No. 2872 (May 7, 2009).

Prior to electing to follow any specific guidelines, Sustainable Growth will:

•	Determine the impact of following such guidelines on all clients, including whether the guidelines would be more appropriate for one group of clients and not for others;

•	Identify any direct or indirect benefits that might flow to Sustainable Growth as a result of choosing one guideline over other guidelines;

•	Address any conflicts of interest raised by the selection of such guidelines by following the Proxy Voting Conflicts of Interest section of these Procedures; and

•	Refrain from using such guidelines if it provides an advantage to one group of clients while disadvantaging or otherwise not being in the best interest of any of the remaining clients.

Sustainable Growth has adopted the following specific voting guidelines:

5.2.8.3.1	Corporate Governance

Unless exceptional circumstances exist, Sustainable Growth will vote against proposals that make it more difficult to replace Board members, including proposals to:

•	Stagger the Board

•	Overweight management on the Board

•	Introduce cumulative voting

•	Introduce unequal voting rights

•	Create super majority voting

•	Establish pre-emptive rights

5.2.8.3.2	Takeovers

Sustainable Growth will vote against proposals that make it more difficult for a company to be taken over by outsiders, and in favor of proposals that attempt to do the opposite.

5.2.8.3.3	Capital Structure

Sustainable Growth will vote against proposals to move the company to another jurisdiction less favorable to shareholders’ interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

5.2.8.3.4	Outside Directors

Sustainable Growth will vote against any proposal to allow the Chief Executive Officer of a company to appoint outside directors, and in favor of any proposal to eliminate this ability.

5.2.8.4	Proxy Voting Conflicts of Interest

Sustainable Growth recognizes that conflicts between itself and clients may arise in voting the proxies of public companies and that these conflicts must be addressed. The designated Investment Committee member is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Where appropriate, Sustainable Growth will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients’ best interest and is not the product of the conflict:

1. provide the client with sufficient information regarding the shareholder vote and Sustainable Growth’s potential conflict to the client and obtain the client’s consent before voting;

2. vote securities based on a pre-determined voting policy set forth herein;

3. vote client securities based upon the recommendations of an independent third party; or

4. request the client to engage another party to determine how the proxies should be voted.

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the Proxy Committee. Others review vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti- takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/ hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance in consultation with the T. Rowe Price Responsible Investment team. T. Rowe Price generally votes with a company’s management on social, environmental, and corporate responsibility proposals unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’ general global policies and has developed custom international proxy voting guidelines based on those recommendations, regional codes of corporate governance, and our own views as investors in these markets.

Fixed Income and Passively Managed Strategies – Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Policy

Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists.

Approach

Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of it’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (ISS), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

Vaughan Nelson, in executing their duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson’s business, client base, relationships, and the types of securities managed. Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm, ISS.

Vaughan Nelson, as an indirect subsidiary of a Bank Holding Company, is restricted from voting the shares it has invested in banking entities on the fund’s behalf in instances where the aggregate ownership of all the Bank Holding Company’s investment management subsidiaries exceed 5% of the outstanding share class of a bank. Where the aggregate ownership described exceeds the 5% threshold, the firm will instruct ISS, an independent third party, to vote the proxies in line with ISS’s recommendation.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) Small Combined Holdings / Unsupervised Securities – where the firm does not have a significant holding or basis on which to offer advice, 5) a security is out on loan (voting rights have been passed to the borrower), or 6) securities held on record date but not held on meeting date.

In summary, Vaughan Nelson’s goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.

WCM INVESTMENT MANAGEMENT, LLC

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

Special Rule in the Case of ERISA Accounts.

Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the plan’s account. Please refer to ERISA Accounts section below for further details.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.

1.	Third Party Proxy Voting Service

In general, WCM believes that its clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor’s potential financial gain through voting proxies. WCM has therefore engaged and adopted the following proxy voting policies of Glass Lewis: U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive. In limited circumstances, however, WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. In such cases, this decision will be made by the Investment Strategy Group (“ISG”) who will maintain documentation to support WCM’s decision.

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company.

Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

2.	Role of the Proxy Admin.

The Proxy Admin oversees and administers the firm’s proxy voting process. For each Client, the Proxy Admin initially determines whether:

•	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;

•	the Client has adopted a proxy voting policy that WCM is required to follow; and

•	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.

Once a Client account is established and proxy voting responsibility is determined, the Proxy Admin is responsible for ensuring that proxy materials for each account to be voted are received and voted in a timely manner. The Proxy Admin instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge. WCM has engaged ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on Glass Lewis and/or WCM recommendations; and (3) maintain records of such votes electronically. The PA, in conjunction with ProxyEdge, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge to ensure that votes are cast and captured accurately, and relies on ProxyEdge to compile and maintain voting records electronically. Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.

3.	Role of the Analyst and ISG

If a proposal requires case-by-case analysis, the Analyst brings a recommendation to the ISG for decision. The ISG is ultimately responsible for voting case-by-case proposals.

The ISG also has authority to override the recommendation of Glass Lewis when the ISG believes such vote is in the best economic interest of WCM’s clients. Documentation will be provided by the ISG and maintained by the Proxy Admin supporting the rationale for any vote cast against the recommendation of Glass Lewis and case-by case proposals.

4.	Certain Proxy Votes May Not Be Cast

In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:

a.	Neither Glass Lewis’ recommendation nor specific client instructions cover an issue;

b.	In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.

In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. Materiality is determined by the ISG.

Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”).

Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”

5.	Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer

WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule Glass Lewis’ recommendation with respect to a proxy unless the following steps are taken by the CCO:

a.

The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.

(1.) Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or

(ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.

(2.) Significant Personal/Family Relationships – the CCO will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior employees of issuers for which WCM may vote proxies.

b. If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then WCM can vote the proxy as determined by the ISG. The CCO shall determine whether a proposal is material as follows:

(1.) Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

(2.) Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

(3.) Determining that a Non-Routine Proposal is Not Material– As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.

c. For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:

(1.) Obtain Client Consent or Direction– If the CCO approves the proposal to overrule the recommendation of Glass Lewis, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

(2.) Use Glass Lewis’ Recommendation – Vote in accordance with Glass Lewis’ recommendation.

d. For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule Glass Lewis’ recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule Glass Lewis’ recommendation, the ISG will maintain documentation to support their decision.

6.	Dealing with Material Conflicts of Interest between a Client and Glass Lewis or Proxy Issuer

In the event that WCM is notified by a client regarding a conflict of interest between them and Glass Lewis or the proxy issuer, the CCO will evaluate the circumstances and either:

a. elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest;

b. if practical, seek a waiver from the Client of the conflict; or

c. if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

7.	Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Advisers Act, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

a. a copy of these Proxy Policies, as they may be amended from time to time;

b. copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;

c. a record of each proxy vote cast on behalf of its Clients;

d. a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and

e. each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.- based issuers).

8.	Disclosure

WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub- adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

WELLINGTON MANAGEMENT COMPANY LLP

GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy- voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1) Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2) Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

•

Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 January 2018

Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.

Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.

Our approach to stewardship

The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.

In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.

We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.

Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.

Engagement

Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.

Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.

As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.

We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.

Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.

Board engagement

We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.

Please see Wellington’s Engagement Policy for more information.

Our approach to voting

We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.

The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Voting guidelines

Board composition and role of directors

We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.

In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.

We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer- serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.

Board independence

In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.

At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.

Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.

Board diversity

We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.

We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.

We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.

Director attendance and commitment

We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over-boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.

Majority vote on election of directors

Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.

Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Contested director elections

We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.

Compensation

Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.

Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.

In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:

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Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

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Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.

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Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short-versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.

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Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.

We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.

Approving equity incentive plans

A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).

Employee stock purchase plans

We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.

Non-executive director compensation

Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.

We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.

Severance arrangements

We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Clawback policies

We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.

Audit quality and oversight

Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.

Shareholder voting rights

Shareholder rights plans

Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).

Multiple voting rights

More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.

We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.

Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.

Proxy access

We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.

Special meeting rights

We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.

Mergers and acquisitions

We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.

Capital structure and capital allocation

Increases in authorized common stock

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.

Capital allocation (Japan)

Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.

Environment and social issues

Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.

Climate change

As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.

We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.

To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.

Corporate culture, human capital, and diversity & inclusion

The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well-articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.

Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.

As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.

We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.

Stakeholders and risk management

In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.

In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.

In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.

Human rights

Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.

Cybersecurity

Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.

Conclusion

At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises

WELLS FARGO ASSET MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE AS OF MARCH 2020
Wells Fargo Asset Management (“WFAM”) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures. These Proxy Voting Policies and Procedures (“Policies and Procedures”) are used to determine how to vote proxies relating to portfolio securities held in client accounts managed by WFAM. With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, Wells Fargo Utilities and High Income Fund (the “Trusts”). It also includes Wells Fargo (Lux) Worldwide Fund and Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, WFAM also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Fund, as well as the MTN issuers, are referred to as the “Investment Products”). In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of WFAM’s other clients. Not all clients delegate proxy-voting authority to WFAM, however, and WFAM will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law (e.g., securities that are held in an investment advisory account for which WFAM exercises no investment discretion are not voted by WFAM).

Luxembourg Products. These Policies and Procedures have been established, implemented and maintained, as they apply to WFAML, in accordance with Article 23 of CSSF Regulation No. 10-4 and the CSSF Circular 18/698. WFAML has delegated the portfolio management of the Luxembourg Fund it manages to WFAM and delegated the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to another company with the prior consent of WFAML. Responsibility for exercising voting rights has also been delegated to WFAM with respect to the Worldwide Alternative Fund SICAV-SIF and to ECM with respect to the MTN issuers.

Voting Philosophy. WFAM, comprised of investment advisers registered with the Securities and Exchange Commission and WFAML, has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of WFAM or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. WFAM exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, WFAM supports sound corporate governance practices at companies in which client assets are invested. WFAM has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administrator

The proxy voting process is administered by WellsCap’s Operations Department (“Proxy Administrator”), who reports to WFAM’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor. WFAM has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with WFAM’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, WFAM retains the responsibility for proxy voting decisions.

Proxy Committee and Sub-Committees. The WFAM Proxy Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The WFAM Proxy Committee shall coordinate with Wells Fargo Asset Management Risk and Compliance to monitor ISS, the proxy voting agent currently retained by WFAM, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. WFAM’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to WFAM and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The WFAM Proxy Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The WFAM Proxy Committee may delegate certain powers and responsibilities to sub-committees consisting of a “Proxy Voting Sub-Committee” and a “Proxy Governance Sub-Committee.”

Proxy Voting Sub-Committee. Among other delegated matters, the Proxy Voting Sub-Committee, in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the Proxy Voting Sub-Committee escalates issues to the Proxy Governance Sub-Committee that are determined to be material by the Proxy Voting Sub-Committee or otherwise in accordance with these Policies and Procedures. The Proxy Voting Sub-Committee coordinates with Wells Fargo Asset Management Risk and Compliance to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Proxy Governance Sub-Committee. The Proxy Governance Sub-Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from the Proxy Voting Sub-Committee. Members of the Proxy Governance Sub-Committee also oversee the implementation of WFAM Proxy Committee recommendations for the respective functional areas in WFAM that they represent.

Meetings; Committee Actions. The WFAM Proxy Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of WFAM Proxy Committee members as needed and when discretionary voting determinations need to be considered. Any sub-committee of the WFAM Proxy Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the sub-committee members available at that time. The WFAM Proxy Committee shall also meet at least annually (each calendar year and within 15 months of the last meeting) to review the Policies and Procedures.

Membership. Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Proxy Committee are identified in the WFAM Proxy Charter. Changes to the membership of the Proxy Committee will be made only with approval of the WFAM Proxy Committee. Upon departure from Wells Fargo Asset Management, a member’s position on the WFAM Proxy Committee will automatically terminate.

Voting Procedures. Unless otherwise required by applicable law, proxies will be voted in accordance with the following steps and in the following order of consideration:

1.    First, any voting items related to WFAM “Top-of-House” voting principles (as described below under the heading “WFAM Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the WFAM’s Top-of-House voting principles.

2.    Second, any voting items for meetings deemed of “high importance” (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the Proxy Governance Sub-Committee) for case-by-case review and vote determination.

3.    Third, with respect to any voting items where ISS Sustainability Voting Guidelines provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.    The WFAM Portfolio Risk Management and Analytics team (the “PRMA team”) evaluates the matter for materiality and any other relevant considerations.

b.    If the PRMA team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the Proxy Governance Sub-Committee) for case-by-case review and vote determination.

c.    If the PRMA team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4. Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.

Commitment to the Principles of Responsible Investment. As a signatory to the Principles for Responsible Investment, WFAM has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, WFAM considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion. In all cases, the Proxy Committee (and any sub-committee thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Proxy Committee or a sub-committee thereof, the Proxy Committee or its sub-committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input. The WFAM Proxy Committee may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Proxy Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Proxy Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the Proxy Voting Committee who will determine, or escalate to the Proxy Governance Committee, the final voting decision.

Consistent Voting. Proxies will be voted consistently on the same matter when securities of an issuer are held by WFAM multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

WFAM Top-of-House Proxy Voting Principles/Guidelines. The following reflects WFAM’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. WFAM has put in place a custom voting policy with ISS to implement these voting principles.

Boards of Directors. We believe that Boards of Directors should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•

Generally speaking, we believe Directors should sit on no more than 4 public boards at any given time. Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

Fund Voting Reporting Coordination. Voting decisions made by the WFAM Proxy Committee on behalf of the Trusts and their series will be reported to ISS to ensure that votes are registered in a timely manner and included in Form N-PX reporting.

Practical Limitations to Proxy Voting. While WFAM uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for WFAM to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the WFAM Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WFAM believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WFAM will not participate and refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest. WFAM may have a conflict of interest regarding a proxy to be voted upon if, for example, WFAM or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee or that, in the determination of the Proxy Committee, otherwise warrants the taking of additional steps to mitigate the conflict, the Proxy Committee or the Proxy Administrator shall address the material conflict by using any of the following methods:

1.     Instructing ISS to vote in accordance with the recommendation ISS makes to its clients;

2.    With respect to any matters involving a portfolio holding of any Investment Product(s), disclosing the conflict to the Board of the relevant Investment Product(s) and obtaining its consent before voting with respect to shares held by the Investment Product(s);

3.    With respect to any matters involving a portfolio holding of any Investment Product(s), submitting the matter to the Board of the relevant Investment Product(s) to exercise its authority to vote on such matter with respect to shares held by the relevant Investment Product(s);

4.    Engaging an independent fiduciary who will direct the Proxy Committee how to vote on such matter following consultation with the Board of the relevant Investment Product(s) if the conflict pertains to a matter involving a portfolio holding of any Investment Product(s);

5.     Consulting with outside legal counsel for guidance on resolution of the conflict of interest;

6.    Erecting information barriers around the person or persons making voting decisions following consultation with the Board of any Investment Product(s) if the conflict pertains to a matter involving a portfolio holding of the relevant Investment Product(s);

7.    Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of any Investment Product(s) if the conflict pertains to a matter involving a portfolio holding of the relevant Investment Product(s); or

8.    Voting in other ways that are consistent with WFAM’s obligation to vote in the best interests of its clients and the investors in the Investment Products.

The Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of WFAM (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Vendor Oversight: The WFAM Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

II.	Other Provisions

Policy Review and Ad Hoc Meetings

The Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy

Committee, or WFAM’s Chief Compliance Officer. The Proxy Committee includes representation from Portfolio Management, Operations, Portfolio Risk Management and Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention

The WFAM Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of WFAM);

•	Records of each written client request for proxy voting records and WFAM’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WFAM or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WFAM in an easily accessible place for a period of six years.

Disclosure of Policies and Procedures

WFAM will disclose to its separate clients a summary description of its proxy voting policy and procedures via mail. A summary of the proxy voting policy and procedures will be disclosed in the registration statements for the open-end Trusts, and on the Wells Fargo (Lux) Worldwide Fund and Wells Fargo Funds websites.

WFAM will also provide to clients proxy statements and any records as to how WFAM voted proxies on behalf its client upon request. Clients may contact their relationship manager for assistance, or call WFAM at 1-800-259-3305 or by e-mail at wellscapclientadmin@wellsfargo.com to request a record of proxies voted on their behalf.

WFAM will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, WFAM has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

BRIDGE BUILDER TRUST

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Agreement and Declaration of Trust.

	(i)	Agreement and Declaration of Trust is herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

	(ii)	Certificate of Trust is herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

(b)	Amended and Restated By-Laws are herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(c)	Instruments Defining Rights of Security Holders – See Article III and Article V of the Registrant’s Agreement and Declaration of Trust, which was filed on March 3, 2013. See also Article V of the Registrant’s By-Laws, which are herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

(d)	(i)(A)	Investment Advisory Agreement is herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

	(i)(B)	Updated Schedule A to the Investment Advisory Agreement, dated as of February 19, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

	(i)(C)	Amendment to the Investment Advisory Agreement, dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

	(i)(D)	Form of Investment Advisory Agreement with respect to the Bridge Builder Transition Fund is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

	(ii)(A)	Investment Sub-Advisory Agreement (Robert W. Baird & Co., Inc.) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

	(ii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Robert W. Baird & Co., Inc.), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

	(ii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Robert W. Baird & Co., Inc.), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

	(iii)(A)	Investment Sub-Advisory Agreement (J.P. Morgan Investment Management, Inc.) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

	(iii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (J.P. Morgan Investment Management, Inc.), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(iii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (J.P. Morgan Investment Management, Inc.), dated December 1, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(iv)(A)	Investment Sub-Advisory Agreement (PGIM, Inc., f/k/a Prudential Investment Management, Inc.) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(iv)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (PGIM, Inc., f/k/a Prudential Investment Management, Inc.) dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(v)(A)	Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(v)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(v)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership), dated November 29, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(v)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership), dated June 8, 2020 – filed herewith.

(vi)(A)	Investment Sub-Advisory Agreement (Barrow Hanley, Mewhinney & Strauss, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(vi)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Barrow Hanley, Mewhinney & Strauss, LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(vi)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Barrow Hanley, Mewhinney & Strauss, LLC), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(vii)(A)	Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(vii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(vii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(vii)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC), dated October 1, 2018 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 38 on October 26, 2018.

(viii)(A)	Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(viii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(viii)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(viii)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.), dated November 14, 2019 – filed herewith.

(ix)(A)	Investment Sub-Advisory Agreement (Champlain Investment Partners, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(ix)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Champlain Investment Partners, LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(ix)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Champlain Investment Partners, LLC), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(x)(A)	Investment Sub-Advisory Agreement (Eagle Asset Management, Inc.) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(x)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Eagle Asset Management, Inc.), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(x)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Eagle Asset Management, Inc.), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xi)(A)	Investment Sub-Advisory Agreement (Jennison Associates LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xi)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Jennison Associates LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xi)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Jennison Associates LLC), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xi)(D)

Amendment No. 3, effective December 1, 2017, to the Investment Sub-Advisory Agreement (Jennison Associates LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xi)(E)	Amendment No. 4 to the Investment Sub-Advisory Agreement (Jennison Associates LLC), dated November 14, 2019 – filed herewith.

(xii)(A)	Investment Sub-Advisory Agreement (Lazard Asset Management LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Lazard Asset Management LLC), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Lazard Asset Management LLC), dated November 28, 2018 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xiii)(A)	Investment Sub-Advisory Agreement (Sustainable Growth Advisors, LP), dated July 1, 2018 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 38 on October 26, 2018.

(xiii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Sustainable Growth Advisors, LP), dated November 28, 2018 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xiv)(A)	Investment Sub-Advisory Agreement (Silvercrest Asset Management Group LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xiv)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Silvercrest Asset Management Group LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xiv)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Silvercrest Asset Management Group LLC), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xv)(A)	Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xv)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xv)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xv)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated August 23, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xvi)(A)	Investment Sub-Advisory Agreement (Wellington Management Company, LLP) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xvi)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Wellington Management Company, LLP), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xvi)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Wellington Management Company, LLP), dated November 28, 2018 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xvii)(A)	Amended and Restated Investment Sub-Advisory Agreement (T. Rowe Price Associates, Inc.), dated April 15, 2020 – filed herewith.

(xviii)(A)	Investment Sub-Advisory Agreement (FIAM LLC, f/k/a Pyramis Global Advisors, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 21 on September 8, 2015.

(xviii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (FIAM LLC, f/k/a Pyramis Global Advisors, LLC) dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xviii)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (FIAM LLC) dated December 1, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xviii)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (FIAM LLC), dated November 14, 2019 – filed herewith.

(xix)(A)	Investment Sub-Advisory Agreement (Wells Capital Management, Inc.) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 21 on September 8, 2015.

(xix)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Wells Capital Management, Inc.), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xix)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Wells Capital Management, Inc.), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xix)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (Wells Capital Management, Inc.), dated November 28, 2018 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xx)(A)	Investment Sub-Advisory Agreement (Metropolitan West Asset Management, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xx)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Metropolitan West Asset Management, LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xx)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Metropolitan West Asset Management, LLC), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxi)(A)	Investment Sub-Advisory Agreement (Loomis Sayles & Company, L.P.) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxi)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Loomis Sayles & Company, L.P.), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxi)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Loomis Sayles & Company, L.P.), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxi)(D)

Amendment No. 3 to the Investment Sub-Advisory Agreement (Loomis Sayles & Company, L.P.), dated October 1, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xxi)(E)	Amendment No. 4 to the Investment Sub-Advisory Agreement (Loomis Sayles & Company, L.P.), dated November 14, 2019 – filed herewith.

(xxi)(F)	Amendment No. 5 to the Investment Sub-Advisory Agreement (Loomis Sayles & Company, L.P.) dated February 26, 2020 – filed herewith.

(xxii)(A)	Investment Sub-Advisory Agreement (Baillie Gifford Overseas Limited) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Baillie Gifford Overseas Limited), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxii)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Baillie Gifford Overseas Limited), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxii)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (Baillie Gifford Overseas Limited), dated November 14, 2019 – filed herewith.

(xxiii)(A)	Investment Sub-Advisory Agreement (Mondrian Investment Partners Limited) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxiii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Mondrian Investment Partners Limited), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxiii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Mondrian Investment Partners Limited), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxiii)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (Mondrian Investment Partners Limited), dated November 28, 2018 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xxiv)(A)	Investment Sub-Advisory Agreement (WCM Investment Management) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxiv)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (WCM Investment Management), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxiv)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (WCM Investment Management), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxv)(A)

Investment Sub-Advisory Agreement (Edinburgh Partners Limited), dated May 1, 2018 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 38 on October 26, 2018.

(xxv)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Edinburgh Partners Limited), dated November 14, 2019 – filed herewith.

(xxvi)(A)	Investment Sub-Advisory Agreement (Stephens Investment Management Group, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 21 on September 8, 2015.

(xxvi)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Stephens Investment Management Group, LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxvi)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Stephens Investment Management Group, LLC), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxvii)(A)	Amended and Restated Investment Sub-Advisory Agreement (LSV Asset Management), dated April 14, 2020 – filed herewith.

(xxviii)(A)	Investment Sub-Advisory Agreement (Pacific Investment Management Company), dated March 27, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxviii)(B)	Amendment to the Investment Sub-Advisory Agreement (Pacific Investment Management Company), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxix)(A)	Investment Sub-Advisory Agreement (Pzena Investment Management LLC), dated October 15, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxix)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Pzena Investment Management LLC), dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxx)(A)

Investment Sub-Advisory Agreement (Diamond Hill Capital Management, Inc.), dated December 1, 2018 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

	(xxx)(B)	Amendment No. 1 to Investment Sub-Advisory Agreement (Diamond Hill Capital Management, Inc.), dated April 13, 2020 – filed herewith.

	(xxxi)(A)	Investment Sub-Advisory Agreement ( Massachusetts Financial Services Company (d/b/a MFS Investment Management)), dated December 1, 2018 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(e)	(i)(A)	Distribution Agreement (ALPS Distributors, Inc.), dated May 17, 2019 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(f)		Bonus or Profit Sharing Contracts – not applicable.

(g)		Custodian Agreement (Brown Brothers Harriman & Co.), dated April 25, 2019 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(h)		Other Material Contracts

	(i)(A)	Transfer Agency and Services Agreement (ALPS Fund Services, Inc.), dated May 1, 2019 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(i)(B)

Administrative Agency Agreement (Brown Brothers Harriman & Co.), dated April 25, 2019 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

	(i)(C)	Fund Accounting Services Addendum to Administrative Agency Agreement (Brown Brothers Harriman & Co.) dated November 20, 2019 – filed herewith.

	(ii)(A)	Amended and Restated Operating Expenses Limitation Agreement dated February 19, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(ii)(B)

Updated Schedule A to the Operating Expenses Limitation Agreement dated August 18, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 21 on September 8, 2015.

	(ii)(C)	Amendment No. 1 to the Amended and Restated Operating Expenses Limitation Agreement dated February 26, 2020 – filed herewith.

	(ii)(D)	Fee Waiver Letter is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

	(ii)(E)	Bond Fund Fee Waiver Letter dated October 28, 2014 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

	(ii)(F)	Equity Funds Fee Waiver Letter dated February 19, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

	(ii)(G)	Core Plus Bond Fund and International Equity Funds Fee Waiver Letter dated July 1, 2015 – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

	(ii)(H)	Fee Waiver Letter dated September 1, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 21 on September 8, 2015.

	(ii)(I)	Fee Waiver Letter dated October 1, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

	(ii)(J)	Fee Waiver Letter dated June 9, 2017 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

	(ii)(K)	Fee Waiver Letter dated May 10, 2018 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 38 on October 26, 2018.

	(ii)(L)	Fee Waiver Letter dated May 7, 2019 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

	(ii)(M)	Fee Waiver Letter dated February 26, 2020 – filed herewith.

	(iii)(A)	Power of Attorney dated November 14, 2019 – filed herewith.

(i)		Legal Opinion and Consent – filed herewith .

(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)		Omitted Financial Statements – not applicable.

(l)		Subscription Agreement is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(m)		Rule 12b-1 Plan – not applicable.

(n)		Rule 18f-3 Plan – not applicable.

(o)		Reserved.

(p)		Codes of Ethics

	(i)	Olive Street Investment Advisers, LLC (Adviser) – filed herewith.

	(ii)	ALPS Distributors, Inc. (Principal Underwriter) – filed herewith.

	(iii)	Bridge Builder Trust (Registrant) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

	(iv)	PGIM, Inc. (f/k/a Prudential Investment Management, Inc.) (Sub-Adviser) - filed herewith.

(v)	Robert W. Baird & Company, Incorporated (Sub-Adviser) – filed herewith.

(vi)	JP Morgan Investment Management (Sub-Adviser) – filed herewith.

(vii)	Artisan Partners Limited Partnership (Sub-Adviser) – filed herewith.

(viii)	Barrow, Hanley, Mewhinney & Strauss, LLC (Sub-Adviser) - filed herewith.

(ix)	BlackRock Investment Management, LLC (Sub-Adviser) – filed herewith.

(x)	Boston Partners Global Investors, Inc. (Sub-Adviser) – filed herewith.

(xi)	Champlain Investment Partners, LLC (Sub-Adviser) – filed herewith.

(xii)	Eagle Asset Management, Inc. (Sub-Adviser) – filed herewith.

(xiii)	Jennison Associates LLC (Sub-Adviser) – filed herewith.

(xiv)	Lazard Asset Management LLC (Sub-Adviser) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xv)	FIAM LLC (f/k/a Pyramis Global Advisors, LLC) (Sub-Adviser) – filed herewith.

(xvi)	Silvercrest Asset Management Group LLC (Sub-Adviser) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xvii)	Sustainable Growth Advisers, LP (Sub-Adviser) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xviii)	T. Rowe Price Associates, Inc. (Sub-Adviser) - filed herewith.

(xix)	Vaughan Nelson Investment Management, LP (Sub-Adviser) - filed herewith.

(xx)	Wellington Management Company, LLP (Sub-Adviser) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxi)	Wells Capital Management, Inc. (Sub-Adviser) – filed herewith.

(xxii)	Loomis, Sayles & Company, L.P. (Sub-Adviser) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 38 on October 26, 2018.

(xxiii)	Metropolitan West Asset Management, LLC (subsidiary of The TCW Group) (Sub-Adviser) – filed herewith.

(xxiv)	Baillie Gifford Overseas Limited (Sub-Adviser) - filed herewith.

(xxv)	Edinburgh Partners Limited (Sub-Adviser) – filed herewith.

(xxvi)	Mondrian Investment Partners Limited (Sub-Adviser) – filed herewith.

(xxvii)	WCM Investment Management (Sub-Adviser) - filed herewith.

(xxviii)	Stephens Investment Management Group, LLC (Sub-Adviser) – filed herewith.

(xxix)	LSV Asset Management (Sub-Adviser) - filed herewith.

(xxx)	Pzena Investment Management, LLC (Sub-Adviser) filed herewith.

(xxxi)	Pacific Investment Management Company LLC (Sub-Adviser) – filed herewith.

	(xxxii)	Diamond Hill Capital Management, Inc. (Sub-Adviser) - filed herewith.

	(xxxiii)	Massachusetts Financial Services Company (d/b/a MFS Investment Management) (Sub-Adviser) - filed herewith.

101.INS		XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH		XBRL Taxonomy Extension Schema Document

101.CAL		XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF		XBRL Taxonomy Extension Definition Linkbase Document

101.LAB		XBRL Taxonomy Extension Label Linkbase Document

101.PRE		XBRL Taxonomy Extension Presentation Linkbase Document

Item 29.     Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.     Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust and Article VI of Registrant’s Bylaws, was filed on March 3, 2013 and are incorporated herein by reference. With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

The Trust has also agreed to contractually provide each Trustee with assurance that indemnification will be available. The agreement between the Trust and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses, provides that the Trust shall indemnify and hold harmless the Trustee against any and all expenses as defined therein actually incurred or paid by the Trustee in any proceeding as defined therein in connection with the Trustee’s service to the Trust, unless indemnification is limited as set forth in the agreement.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31.     Business and Other Connections of the Investment Adviser.

With respect to the investment adviser (Olive Street Investment Advisers, LLC), the response to this Item will be incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-77754), dated 3/27/2020. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

With respect to the investment sub-advisers, the response to this item will be incorporated by reference to the Sub-Advisers’ Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC. Each Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Sub-Adviser	File Number
Robert W. Baird & Company, Incorporated	801-7571
JP Morgan Investment Management	801-21011
PGIM, Inc. (f/k/a Prudential Investment Management, Inc.)	801-22808
Artisan Partners Limited Partnership	801-70101

Barrow, Hanley, Mewhinney & Strauss, LLC	801-31237
BlackRock Investment Management, LLC	801-56972
Boston Partners Global Investors, Inc.	801-61786
Champlain Investment Partners, LLC	801-63424
Eagle Asset Management, Inc.	801-21343
Jennison Associates LLC	801-5608
Lazard Asset Management LLC	801-61701
Silvercrest Asset Management Group LLC	801-61004
Sustainable Growth Advisers, LP	801-62151
Vaughan Nelson Investment Management, LP	801-51795
Wellington Management Company, LLP	801-15908
Baillie Gifford Overseas Limited	801-21051
Edinburgh Partners Limited	801-63714
Mondrian Investment Partners Limited	801-37702
WCM Investment Management	801-11916
Loomis Sayles & Company, L.P.	801-170
Metropolitan West Asset Management, LLC	801-53332
T. Rowe Price Associates, Inc.	801-856
FIAM LLC (f/k/a Pyramis Global Advisors, LLC)	801-63658
Wells Capital Management, Inc.	801-21122
Stephens Investment Management Group, LLC	801-64675
LSV Asset Management	801-47689
Pzena Investment Management, LLC	801-50838
Pacific Investment Management Company LLC	801-48187
Massachusetts Financial Services Company	801-17352
Diamond Hill Capital Management, Inc.	801-32176

Item 32.     Principal Underwriter.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, Barings Funds Trust, BBH Trust, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Brown Advisory Funds, Brown Capital Management Mutual Funds, Cambria ETF Trust, CC Real Estate Income Fund, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, Cullen Funds Trust, DBX ETF Trust, ETF Series Solutions, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., Holland Series Fund, Inc., IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, USCF ETF Trust, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, and X-Square Balanced Fun.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., none of which have a position with the Funds, are as follows:

Name*	Position with Underwriter

Bradley J. Swenson	President, Chief Operating Officer, Director

Robert J. Szydlowski	Senior Vice President, Chief Technology Officer

Eric T. Parsons	Vice President, Controller and Assistant Treasurer

Joseph J. Frank**	Secretary

Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary

Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary

Liza Orr	Vice President, Senior Counsel

Jed Stahl	Vice President, Senior Counsel

James Stegall	Vice President

Gary Ross	Senior Vice President

Kevin Ireland	Senior Vice President

Stephen J. Kyllo	Vice President, Interim Chief Compliance Officer

Hilary Quinn	Vice President

Jennifer Craig	Assistant Vice President

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) Not applicable.

Item 33.     Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Custodian and Administrator	Brown Brothers Harriman & Co., 50 Post Office Square Boston, MA 02110

Registrant’s Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203

Registrant’s Transfer Agent	ALPS Fund Services, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203

Registrant’s Investment Adviser	Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131

Registrant’s Investment Sub-Advisers	Robert W. Baird & Company, Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202

JPMorgan Investment Management 270 Park Avenue New York, NY 10017

PGIM, Inc. 655 Broad Street Newark, NJ 07102

Artisan Partners Limited Partnership 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202

Barrow, Hanley, Mewhinney & Strauss LLC, 2200 Ross Avenue, 31st Floor Dallas, TX 75201

BlackRock Investment Management, LLC 1 University Square Drive Princeton, New Jersey 08540

Boston Partners Global Investors, Inc. 909 Third Avenue, 32nd Floor New York, NY 10022

Champlain Investment Partners, LLC 180 Battery Street, Suite 400 Burlington, VT 05401

Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, FL 33716

Jennison Associates LLC 466 Lexington Avenue New York, NY 10017

Lazard Asset Management LLC 30 Rockefeller Plaza, 55th Floor New York, NY 10112

Sustainable Growth Advisers, LP 301 Tresser Boulevard, Suite 1310 Stamford, CT 06901

Silvercrest Asset Management Group LLC 1330 Avenue of the Americas, 38th Floor New York, NY 10019

Vaughan Nelson Investment Management, LP 3800 Travis, Suite 6300 Houston, TX 77002

Wellington Management Company, LLP 280 Congress Street Boston, MA 02210

Baillie Gifford Overseas Limited Calton Square, 1 Greenside Row Edinburgh, EH1 3AN

Edinburgh Partners Limited 27-31 Melville Street Edinburgh, EH3 7JF Scotland, United Kingdom

Mondrian Investment Partners Limited 10 Greshman Street London DC2V 7JD United Kingdom

WCM Investment Management 281 Brooks Street Laguna Beach, CA 92651

Loomis Sayles & Company, L.P. One Financial Center Boston, MA 02111

Metropolitan West Asset Management, LLC 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

FIAM LLC 900 Salem Street Smithfield, RI 02917

Wells Capital Management, Inc. 525 Market Street, 10th Floor San Francisco, CA 94105

Stephens Investment Management Group, LLC 111 Center Street Little Rock, AR 72201

LSV Asset Management 155 North Wacker Drive, Suite 4600 Chicago, IL 60606

Pzena Investment Management, LLC 320 Park Avenue, 8th Floor New York, NY 10022

Pacific Investment Management Company LLC 650 Newport Center Drive Newport Beach, CA 92660

Diamond Hill Capital Management, Inc. 325 John H. McConnell Blvd., Suite 200 Columbus, OH 43220

Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199

Item 34.     Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.     Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of St. Louis and State of Missouri, on the 23rd day of October 2020.

BRIDGE BUILDER TRUST

By:	/s/ William Fiala*
William Fiala, Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 46 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jean Carter*	Trustee	October 23, 2020
Jean Carter

/s/ William Fiala*	Trustee	October 23, 2020
William Fiala

/s/ Janice Innis-Thompson*	Trustee	October 23, 2020
Janice Innis-Thompson

/s/ Michelle Keeley*	Trustee	October 23, 2020
Michelle Keeley

/s/ Merry Mosbacher*	Trustee	October 23, 2020
Merry Mosbacher

/s/ William Scheffel*	Trustee	October 23, 2020
William Scheffel

/s/ John Tesoro*	Trustee	October 23, 2020
John Tesoro

/s/ Julius A. Drelick III	President	October 23, 2020
Julius A. Drelick III

/s/ Aaron Masek	Treasurer and Principal Financial Officer	October 23, 2020
Aaron Masek

*By:	/s/ Helge K. Lee
Helge K. Lee

* Attorney-in-fact pursuant to Powers of Attorney dated November 14, 2019.

EXHIBIT INDEX

Exhibit No.	Exhibit
(d)(v)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership), dated June 8, 2020

(d)(viii)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.), dated November 14, 2019

(d)(xi)(E)	Amendment No. 4 to the Investment Sub-Advisory Agreement (Jennison Associates LLC), dated November 14, 2019

(d)(xvii)(A)	Amended and Restated Investment Sub-Advisory Agreement (T. Rowe Price Associates, Inc.), dated April 15, 2020

(d)(xviii)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (FIAM LLC), dated November 14, 2019

(d)(xxi)(E)	Amendment No. 4 to the Investment Sub-Advisory Agreement (Loomis Sayles & Company, L.P.), dated November 14, 2019

(d)(xxi)(F)	Amendment No. 5 to the Investment Sub-Advisory Agreement (Loomis Sayles & Company, L.P. dated February 26, 2020

(d)(xxii)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (Baillie Gifford Overseas Limited), dated November 14, 2019

(d)(xxv)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Edinburgh Partners Limited), dated November 14, 2019

(d)(xxvii)(A)	Amended and Restated Investment Sub-Advisory Agreement (LSV Asset Management), dated April 14, 2020

(d)(xxx)(B)	Amendment No. 1 to Investment Sub-Advisory Agreement (Diamond Hill Capital Management, Inc.), dated April 13, 2020

(h)(i)(C)	Fund Accounting Services Addendum to Administrative Agency Agreement (Brown Brothers Harriman & Co.) dated November 20, 2019

(h)(ii)(C)	Amendment No. 1 to the Amended and Restated Operating Expenses Limitation Agreement dated February 26, 2020.

(h)(ii)(M)	Fee Waiver Letter dated February 26, 2020

(h)(iii)(A)	Power of Attorney dated November 14, 2019

(i)	Legal Opinion and Consent

(j)	Consent of Independent Registered Public Accounting Firm

(p)(i)	Olive Street Investment Advisers, LLC (Adviser)

(p)(ii)	ALPS Distributors, Inc. (Principal Underwriter)

(p)(iv)	PGIM, Inc. (Sub-Adviser)

(p)(v)	Robert W. Baird & Company, Incorporated (Sub-Adviser)

(p)(vi)	JP Morgan Investment Management (Sub-Adviser)

(p)(vii)	Artisan Partners Limited Partnership (Sub-Adviser)

(p)(viii)	Barrow, Hanley, Mewhinney & Strauss, LLC (Sub-Adviser)

(p)(ix)	BlackRock Investment Management, LLC (Sub-Adviser)

(p)(x)	Boston Partners Global Investors, Inc. (Sub-Adviser)

(p)(xi)	Champlain Investment Partners, LLC (Sub-Adviser)

(p)(xii)	Eagle Asset Management, Inc. (Sub-Adviser)

(p)(xiii)	Jennison Associates LLC (Sub-Adviser)

(p)(xv)	FIAM LLC (f/k/a Pyramis Global Advisors, LLC (Sub-Adviser)

(p)(xviii)	T. Rowe Price Associates, Inc. (Sub-Adviser)

(p)(xix)	Vaughan Nelson Investment Management, LP (Sub-Adviser)

(p)(xxi)	Wells Capital Management, Inc. (Sub-Adviser)

(p)(xxiii)	Metropolitan West Asset Management, LLC (Subsidiary of The TCW Group) (Sub-Adviser)

(p)(xxiv)	Baillie Gifford Overseas Limited (Sub-Adviser)

(p)(xxv)	Edinburgh Partners Limited (Sub-Adviser)

(p)(xxvi)	Mondrian Investment Partners Limited (Sub-Adviser)

(p)(xxvii)	WCM Investment Management (Sub-Adviser)

(p)(xxviii)	Stephens Investment Management Group, LLC (Sub-Adviser)

(p)(xxix)	LSV Asset Management (Sub-Adviser)

(p)(xxx)	Pzena Investment Management. LLC (Sub-Adviser)

(p)(xxxi)	Pacific Investment Management Company LLC (Sub-Adviser)

(p)(xxxii)	Diamond Hill Capital Management, Inc. (Sub-Adviser)

(p)(xxxiii)	Massachusetts Financial Services Company (Sub-Adviser)